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Exhibit 10.01

Execution Version

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

SOUTH CAROLINA ELECTRIC & GAS COMPANY, FOR ITSELF AND
AS AGENT FOR THE SOUTH CAROLINA PUBLIC SERVICE
AUTHORITY, AS OWNER

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS CONTRACTOR

FOR

AP1000 NUCLEAR POWER PLANTS
DATED AS OF MAY 23, 2008

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Page

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8.2 Milestone Payments	35
8.3 Final Payment	35
8.4 Supporting Documentation; Payment Disputes	36
8.5 No Acceptance by Payment	37
8.6 Security for Payment and Performance	37
8.7 Separate Payments for Consortium Members	38
ARTICLE 9– CHANGES IN THE WORK	38
9.1 Entitlement to Change Order	38
9.2 Owner-Directed Changes	39
9.3 Effect of Changes	39
9.4 Change Orders	40
9.5 Disputes over Changes	41
9.6 Changes for Contractor's Convenience	41
9.7 Optional Services and Equipment	42
9.8 Changes in Import Fees and Duties	42
ARTICLE 10– UNCONTROLLABLE CIRCUMSTANCES	42
10.1 Performance Excused	42
10.2 Notice	42
ARTICLE 11– TESTING	43
11.1 Scope and Objective of Testing	43
11.2 Construction and Installation Tests	43
11.3 Preoperational System Tests	44
11.4 Startup Tests Objectives and Protocol	45
11.5 Performance Tests	47
11.6 Net Unit Electrical Output Guarantee	49
ARTICLE 12– STAGES OF COMPLETION	51
12.1 Turnover	51
12.2 Preoperational Test Completion	52
12.3 Startup Test Completion	52
12.4 Substantial Completion	53

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12.5 Punch List	53
12.6 Final Completion	53
ARTICLE 13 – LIQUIDATED DAMAGES	54
13.1 Delay Liquidated Damages	54
13.2 Performance Liquidated Damages	55
13.3 Performance Bonus	55
13.4 Payment	55
ARTICLE 14 – WARRANTY	56
14.1 Equipment	56
14.2 Services Warranty	60
14.3 Warranty of Title	60
14.4 Limitations and Disclaimers	61
14.5 Extended Equipment Warranty	62
14.6 Limitation on Warranty Liability	62
ARTICLE 15 – INDEMNITY	62
15.1 Contractor Indemnity	62
15.2 Owner's Indemnity	63
15.3 Intellectual Property Indemnity	63
15.4 Owner's Nuclear Incident Indemnity	64
15.5 Indemnity Procedures	65
ARTICLE 16 – INSURANCE	66
16.1 Phase I Insurance Requirements	66
16.2 Phase II Insurance Requirements	67
16.3 Provisions Applicable to all Coverages	69
ARTICLE 17 – LIMITATION OF LIABILITY	70
17.1 No Consequential Damages	70
17.2 Maximum Total Liability; Time Limitation	70
17.3 Division of Liability	71
ARTICLE 18 – LIENS	71
18.1 Liens	71

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18.2 Discharge or Bond	71
ARTICLE 19 – PROPRIETARY DATA	72
19.1 Protection of Owner Proprietary Data	72
19.2 Protection of Contractor's Proprietary Data	73
19.3 Special Procedures Pertaining to Contractor's Proprietary Data	75
19.4 Ownership of Rights in Documentation	79
19.5 Ownership of Invention Rights	79
19.6 Software	80
19.7 Publicity	80
ARTICLE 20 – ENVIRONMENTAL; HAZARDOUS MATERIALS	80
20.1 Material Safety Data Sheets	80
20.2 Facility Use, Storage Removal	80
20.3 Handling, Collection, Removal Transportation and Disposal	80
20.4 Notice of Discovery	81
ARTICLE 21 – TITLE; RISK OF LOSS	81
21.1 Transfer of Title	81
21.2 Risk of Loss	81
21.3 Risk to a Party's Property	82
ARTICLE 22 – SUSPENSION AND TERMINATION	82
22.1 Suspension by the Owner for Convenience	82
22.2 Termination by Owner for Cause	83
22.3 Termination by Owner for Convenience	84
22.4 Suspension and Termination Due to Other Circumstances	84
22.5 Termination by Contractor	86
22.6 Actions Required of Contractor upon Termination	87
ARTICLE 23 – SAFETY; INCIDENT REPORTING	87
23.1 Environmental, Health and Safety Programs	87
23.2 Designated Contractor Safety Representative	87
23.3 OSHA and Other Laws	88
23.4 Worksite Safety	89

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23.5 Dangerous Materials	89
23.6 Cooperation in Governmental Investigations and Inspections	89
23.7 Audit	89
ARTICLE 24 – QUALIFICATIONS AND PROTECTION OF ASSIGNED PERSONNEL	90
24.1 Screening Measures	90
24.2 Contractor's Personnel	90
24.3 Training of Employees	91
24.4 NRC Whistleblower Provision	91
24.5 Respirator Protection	91
ARTICLE 25 – RECORDS AND AUDIT	91
25.1 Technical Documentation	91
25.2 Accounting Records	92
25.3 Maintenance of Records Generally	92
25.4 Right to Audit	92
25.5 Sales Tax Records	92
ARTICLE 26 – TAXES	93
26.1 Employment Taxes	93
26.2 Sales and Use Taxes on Contractor Tools	93
26.3 Sales and Use Tax on Equipment	93
26.4 State Property Taxes	93
26.5 Tax Indemnification	94
26.6 Pollution Control Equipment Information	94
26.7 Non-resident Contractor	94
ARTICLE 27 – DISPUTE RESOLUTION	94
27.1 Claims	94
27.2 Change Dispute	95
27.3 Resolution by Negotiation	95
27.4 Mediation	96
27.5 Arbitration of Claims Falling Below the Threshold Amount	96

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27.6 Exclusive Resolution Procedures; Equitable Remedies	98
27.7 Consent to Jurisdiction	98
27.8 Continuation of Work	99
ARTICLE 28 – NOTICES	99
ARTICLE 29 – ASSIGNMENT	101
ARTICLE 30 – WAIVER	101
ARTICLE 31 – MODIFICATION	101
ARTICLE 32 – SURVIVAL	101
ARTICLE 33 – TRANSFER	101
ARTICLE 34 – GOVERNING LAW; WAIVER OF JURY TRIAL; CERTAIN FEDERAL LAWS	102
34.1 Governing Law	102
34.2 Waiver of Jury Trial	102
34.3 Certain Federal Laws	102
ARTICLE 35 – RELATIONSHIP OF OWNER AND CONTRACTOR	102
ARTICLE 36 – THIRD PARTY BENEFICIARIES	102
ARTICLE 37 – REPRESENTATIONS AND WARRANTIES	103
37.1 Representations and Warranties of Contractor	103
37.2 Representations and Warranties of SCE&G and Santee Cooper	103
ARTICLE 38 – MISCELLANEOUS PROVISIONS	104
38.1 Rights Exclusive	104
38.2 Severability	104
38.3 Entire Agreement	105
38.4 Counterparts	105

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EXHIBITS

Exhibit	Description of Exhibit
A	Scope of Work/Supply and Division of Responsibilities
B	Contractor Organization Chart
C	Owner and Contractor Permits
D	Project Execution Plan Processes
E	Project Schedule
F-1	Milestone Payment Schedule
F-2	Payment Plan
G	Time and Materials Rates and Charges
H	Pricing
I-1	Toshiba Parent Guaranty
I-2	Shaw Parent Guaranty
J	Price Adjustment Provisions
K	Costs
L	Net Electric Guarantee Conditions and Load List
M-1	Software License
M-2	AP1000 Intellectual Property License (WEC)
M-3	AP1000 Intellectual Property License (S&W)
N	Industry Codes and Standards
O-1	Proprietary Data Agreement
O-2	List of Intellectual Property Subject to Third Party License Terms

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Exhibit	Description of Exhibit
P-1	Major Subcontractors
P-2	Subcontractors for Site Construction and Related Field Services
Q	Equipment with Owner-Designated Witness and Hold Points
R	Description of Site
S	EEO and Small Business Regulations
T	[Not Used]
U	OCIP Description
V	Limited Agency Agreement
W	Extended Equipment Warranty Special Terms

-viii-

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ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
This ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (the "Agreement") is entered into as of the 23rd day of May, 2008 (the "Effective Date"), by and between SOUTH CAROLINA ELECTRIC & GAS COMPANY ("SCE&G"), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina ("Santee Cooper") pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated May 23, 2008 attached hereto as Exhibit V (the "Limited Agency Agreement"); and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster"). Except where the context otherwise requires, Westinghouse and Stone & Webster hereinafter are individually referred to as a "Consortium Member" and collectively as "Contractor". Without limiting the authority of SCE&G to act as agent on behalf of Santee Cooper as provided in Section 3.6(a) hereof, references herein to "Owner" shall mean each of SCE&G and Santee Cooper. Owner and Contractor may be referred to individually as a "Party" and collectively as the "Parties".
RECITALS
WHEREAS, Owner desires to develop, license, procure and have constructed a nuclear-fueled electricity generation facility;
WHEREAS, Westinghouse is engaged in the business of designing, developing and supplying commercial nuclear facilities and has developed a pressurized water Nuclear Power Plant known as the AP1000 (the "AP1000 Nuclear Power Plant") for which the U.S. Nuclear Regulatory Commission has issued a Standard Design Certification in the form of a rule set forth in Appendix D to 10 C.F.R. Part 52;
WHEREAS, Stone & Webster is engaged in the business of designing and constructing industrial and power generation facilities;
WHEREAS, Westinghouse and Stone & Webster desire to assist Owner in the licensing of and to design, engineer, procure, construct, and test one or two AP1000 Nuclear Power Plants and related facilities, structures and improvements at the V.C. Summer station;
WHEREAS, Owner and Contractor now desire to enter into this Agreement to provide for, among other things, the design, engineering, procurement and installation of equipment and materials, and construction and testing of the Facility;
NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

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ARTICLE 1 – DEFINITIONS
For purposes of this Agreement, the following words and expressions shall have the meanings hereby assigned to them, except where the context clearly indicates a different meaning is intended. These definitions may be supplemented by any definitions contained in any of the documents incorporated by reference herein, but in case of any conflict or inconsistencies, the definitions set forth below shall prevail:
"AAA" means the American Arbitration Association.
"Additional Amount" has the meaning set forth in Section 22.4(d).
"AEA" means the Atomic Energy Act of 1954, as amended, 42 U.S.C. § 2011 et seq.
"Affiliate" means, with respect to any Party, any other Person that (a) owns or controls, directly or indirectly, the Party, (b) is owned or controlled by the Party, or (c) is under common ownership or control with the Party, where "own" means ownership of fifty percent (50%) or more of the equity interests or rights to distributions on account of equity of the Party and "control" means the power to direct the management or policies of the Party, whether through the ownership of voting securities, by contract, or otherwise.
"Agreement" has the meaning set forth in the first paragraph above and shall include all Exhibits, and amendments hereto (including Change Orders).
"Ancillary Facilities" means the facilities, structures and improvements at the Site that are within Contractor's Scope of Work as provided in Exhibit A but are not part of a Unit.
"AP1000 Facility Information" means the information within Contractor's Scope of Work, in the form of electronic databases, documents, and drawings that pertain to Facility design, engineering, licensing, analysis, installation, performance, testing, operation and maintenance and shall be maintained by Contractor. Collectively, this information, either directly or by reference, shall reflect the current approved AP1000 Nuclear Power Plant associated with Contractor's Scope of Work at any point in time. A portion of this information, as defined in Exhibit A, shall be provided to Owner via an Information Management System (IMS).
"AP1000 Nuclear Power Plant" has the meaning set forth in the Recitals.
"Arbitral Panel" has the meaning set forth in Section 27.5(b).
"Bankruptcy Code" means the United States Bankruptcy Code, Title 11 of the United States Code.
"Business Day" means every calendar day other than Saturday, Sunday or a legal holiday recognized by the State of South Carolina.
"CCIP" has the meaning set forth in Section 16.2(a).
"Chairman" has the meaning set forth in Section 27.5(b).

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"Change" has the meaning set forth in Section 9.1.
"Change Dispute" has the meaning set forth in Section 27.2.
"Change Dispute Notice" has the meaning set forth in Section 27.2.
"Change in Law" means (a) any adoption or change, after the Effective Date, of or in the judicial or administrative interpretation of any Laws (excluding any Laws relating to net income Taxes), which is inconsistent or at variance with any Laws in effect on the Effective Date, (b) the imposition after the Effective Date of any requirement for a new Governmental Approval or (c) the imposition after the Effective Date of any condition or requirement (except for any conditions or requirements which result from the acts or omissions of Contractor or any Subcontractor) not required as of the Effective Date affecting the issuance, renewal or extension of any Government Approval; that, in each case, is germane to the obligations of the Parties set forth in this Agreement.
"Change Order" means the written agreement regarding a Change contemplated by Section 9.4.
"Claim" has the meaning set forth in Section 27.1.
"Combined License" or "COL" means the combined construction and operating license issued pursuant to 10 C.F.R. Part 52 for the Facility.
"Combined License Application" or "COLA" means the COL application for the Facility at the Site that has been submitted to the NRC, as such application may be updated or changed from time to time.
"Consortium Member" has the meaning set forth in the opening paragraph of this Agreement.
"Construction and Installation Tests" means the tests conducted as provided in Section 11.2.
"Construction Equipment" means equipment, machinery, materials and/or test equipment used in the excavation, civil work, mechanical/electrical installation and/or testing of the Facility, until such equipment is no longer needed for tasks associated with Contractor's Scope of Work, and which shall not become a permanent part of the Facility.
"Contract Price" means the sum of the Firm Price, Fixed Price, Target Price and the Time and Materials Charges as set forth in Exhibit H.
"Contractor" has the meaning set forth in the opening paragraph of this Agreement.
"Contractor Disclosable Information" has the meaning set forth in Section 19.3(a).
"Contractor Interests" means Contractor and its (or their) members, and its (or their) respective Affiliates, successors and assigns, including any tier of the foregoing, its (or their) Subcontractors (including suppliers) of any tier, and employees of all the foregoing, this being limited to any activity connected in any way with this Agreement.

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"Contractor Non-Disclosable Information" has the meaning set forth in Section 19.3(a).
"Contractor Permits" means the Governmental Approvals identified as Contractor Permits in Exhibit C.
"Contractor's Project Director" means the Person whom Contractor designates in writing to administer this Agreement on behalf of Contractor.
"Costs" has the meaning set forth in Exhibit K.
"Credit Rating" has the meaning set forth in Section 8.6(b).
"Day" as used in the Agreement means a calendar day and includes Saturdays, Sundays and legal holidays.
"Delay Liquidated Damages" has the meaning set forth in Section 13.1.
"Design Control Document" or "DCD" means the revision of the AP1000 Nuclear Power Plant Design Control Document, APP-GW-GL-700, that is in effect as of the Effective Date.
"Documentation" means the documents that Contractor has agreed to provide in its Scope of Work as set forth in Exhibit A.
"DOE" means the U.S. Department of Energy and its staff.
"Effective Date" means the date of this Agreement first above written.
"Employment Taxes" has the meaning set forth in Section 26.1.
"Equipment" means machinery, computer hardware and its associated software, apparatus, components, articles, materials, systems and structures, and items of any kind that shall become a permanent part of the Facility to be provided by Contractor to Owner under this Agreement, but excluding the Nuclear Fuel.
"Equipment Warranty" has the meaning set forth in Section 14.1(a)(i).
"Exhibit" means each one of the documents Exhibit A through W annexed to this Agreement.
"Existing Confidentiality Agreement" has the meaning set forth in Section 19.2(c)(i).
"Extended Equipment Warranty" has the meaning set forth in Section 14.5.
"Extended Equipment Warranty Period" has the meaning set forth in Section 14.5.
"Facility" means the Unit or Units and the Ancillary Facilities, and is more fully described in Exhibit A.

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"Facility Documentation" means the Documentation of the applicable Consortium Member plus, if not included within the Documentation, material and information within the possession or control of such Consortium Member or its Subcontractors and that Consortium Member has the right to transfer, sublicense or pass-through, that is reasonably necessary for a Qualified Entity to engage in the Unit Completion Purposes required to achieve the equivalent of Substantial Completion in relation to the Facility, including, without limitation, any listing and/or description of the AP1000 Nuclear Power Plant’s functional, operational and performance capabilities, all user, operator, system administrator, technical, support and other manuals, and listings of functional specifications, help files, flow charts, logic diagrams, accepted and as built plans, if any, blueprints, architectural and engineering drawings; in each case whether written, printed, electronic, or other format. Facility Documentation does not include software or its associated documentation that is the subject of Exhibit M-1, Software License.
"Facility Manuals" means those manuals provided by Contractor for use by the Operator in connection with the operation and maintenance of the Facility.
"Facility Purposes" has the meaning set forth in Section 19.2(b)(i).
"Field Change" means a non-material change made to support installation that does not require a change to P&IDs, one-line electrical diagrams or the equipment arrangement drawings. Field changes are not contrary to the COL or the DCD, and are determined through a technical evaluation not to adversely affect the form, fit or function of the system, structure or component.
"Final Completion" means that a Unit has achieved all the conditions set forth in Section 12.6.
"Final Completion Punch List" has the meaning set forth in Section 12.5.
"Final Payment Invoice" has the meaning set forth in Section 8.3.
"Firm Price" means the portion of the Contract Price that is identified as Firm Price in Exhibit H as adjusted pursuant to Articles 7 and 9 and Exhibit J.
"First Wave Customers" means Owner, Southern Company and its Affiliates, Duke Energy Corporation and its Affiliates, and Progress Energy, Inc. and its Affiliates.
"Fixed Price" means the portion of the Contract Price that is identified as Fixed Price in Exhibit H, as adjusted pursuant to Article 9, but which is not subject to adjustment pursuant to Article 7.
"Full Notice to Proceed" means the written notice that Owner gives to Contractor authorizing Contractor to proceed with the remainder of the Work, subject to the limitations set forth in Section 3.2(b).
"G&A" means Stone & Webster's general and administrative costs as set forth in Exhibit G.
"Good Industry Practices" means any of the practices, methods, standards and acts engaged in and generally acceptable to the nuclear power industry in the United States that, at a particular time, in the exercise of reasonable judgment in light of the facts known at the time a decision

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was made could have been expected to accomplish the desired result consistent with good business practices, reliability, economy and safety.
"Government Approval" means any authorization, consent, approval, clearance, license, ruling, permit, tariff, certification, exemption, filing, variance, order, judgment, no-action or no-objection certificate, certificate, decree, decision, declaration or publication of, notices to, confirmation or exemption from, or registration by or with any Government Authority relating to the design, engineering, procurement, construction, testing, financing, completion, ownership or operation of the Facility.
"Government Authority" means any federal, state, county, city, local, municipal, foreign or other government or quasi-governmental authority or any department, agency, subdivision, court or other tribunal of any of the foregoing that has jurisdiction over Owner, Contractor, the Facility or the activities that are the subject of this Agreement.
"Guaranteed Substantial Completion Date" for a Unit means the date set forth for such event in the Project Schedule as such date may be extended due to a Change or otherwise pursuant to the terms hereof.
"Hazardous Materials" means any substance or material regulated or governed by any Governmental Authority, or any substance, emission or material now or hereafter deemed by any court or Government Authority having jurisdiction to be a "regulated substance", "hazardous substance", "toxic substance", "pesticide", "hazardous waste", or any similar classification, including by reason of deleterious properties, ignitability, corrosivity, reactivity, carcinogenicity, or reproductive toxicity, and shall include those substances defined as a "source", "special nuclear" or "by-product" material pursuant to Section 11 of the AEA (42 U.S.C. Section 2014 et seq.) and those substances defined as "residual radioactive material" in Section 101 of the Uranium Mill Tailings Radiation Control Act of 1978 (42 U.S.C. Sections 7901 et seq.).
"Hold Point" means a critical step in a manufacturing or testing process beyond which Contractor or a Subcontractor cannot proceed except pursuant to the provisions in Section 5.6.
"House Loads" means those loads which receive power from the low voltage side of the main step-up transformer and the unit auxiliary transformers.
"Industry Codes and Standards" means the codes and standards set forth in Exhibit N.
"Insolvent" means, with respect to a Person, that such Person (i) makes any general assignment or any general arrangement for the benefit of creditors, (ii) files a petition or otherwise commences, authorizes, defaults as to or acquiesces in the commencement of a case, petition, proceeding or cause of action under any bankruptcy, insolvency or similar law for the protection of debtors or creditors, or has such a case, petition, proceeding or cause of action involuntarily filed or commenced against it and such case, petition, proceeding or cause of action is not withdrawn or dismissed within sixty (60) Days after such filing, (iii) otherwise becomes adjudicated a debtor in bankruptcy or insolvent (however evidenced), (iv) is unable (or admits in writing its inability) generally to pay its debts as they become due, (v) is dissolved (other than pursuant to a consolidation, acquisition, amalgamation or merger), (vi) has a resolution passed

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for its winding-up, official management or liquidation (other than pursuant to a consolidation, acquisition, amalgamation or merger), (vii) seeks, or becomes subject to the appointment of an administrator, provisional liquidator, conservator, assignee, receiver, trustee, custodian or other similar entity or official for all or substantially all of its assets, (viii) has a secured party take possession of all or substantially all of its assets or has a distress, levy, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within sixty (60) Days thereafter, (ix) causes or is subject to any event with respect to which, under the applicable laws of any jurisdiction, said event has an analogous effect to any of the events specified in clauses (i) to (viii) (inclusive); or (x) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.
"Invitees" means, with respect to a Person, such personnel or other Persons as have been permitted entry onto the Site by such Person.
"ITAAC" means the NRC inspections, tests and analyses and their associated acceptance criteria which are approved and issued for the Facility pursuant to 10 C.F.R. § 52.97(b)(1).
"Joint Test Working Group" has the meaning set forth in Section 11.1(b).
"Labor Shortage" means that the number of appropriately skilled, qualified, trained and experienced personnel sufficient to maintain the Project Schedule is not available at cost acceptable to Owner where the Work is to be completed.
"Law" means (a) any constitution, statute, law, rule, regulation, code, treaty, ordinance, judgment, decree, writ, order, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Government Authority, whether now or hereafter in effect or (b) any requirements or conditions on or with respect to the issuance, maintenance or renewal of any Government Approval or applications therefore, whether now or hereafter in effect.
"Licensing Basis" means the NRC requirements applicable to the Facility as set forth in, until such time as the COL is issued, the DCD and, upon its issuance, the COL.
"Lien" means any lien, mortgage, pledge, encumbrance, charge, security interest, option, right of first refusal, other defect in title or other restriction of any kind or nature.
"Limited Agency Agreement" has the meaning set forth in the opening paragraph of this Agreement.
"Limited Notice to Proceed" means the written notice that Owner gives to Contractor authorizing Contractor to proceed with the Work in a limited manner in accordance with Section 3.2(a).
"Long Lead Material Payment" means the initial payment equal to seventy million dollars (($70,000,000) received by Contractor from Owner for the reactor vessel, reactor vessel

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internals, steam generators, reactor coolant pumps, pressurizer, accumulator tanks, core make-up tanks, passive RHR heat exchanger, reactor coolant loop hot leg, squib valves, control rod drive mechanisms, integrated head package, containment vessel and CA 20 modules.
"Maintenance Procedures" means the procedures, written or electronic, required to perform predictive, corrective, and preventive maintenance of the Facility systems, components and structures, and those procedures required for calibration and testing of instrumentation and measurement systems and other components that are required for operation and maintenance of the Facility.
"Major Equipment" means the following equipment: steam generators, reactor vessel and reactor vessel head, control rod drive mechanisms, main turbine, main turbine generator, turbine deaerator, reactor coolant pumps, containment vessel, cooling towers, main turbine condenser, reactor internals, main step-up transformers, pressurizer, diesel generators, feedwater pumps, circulating water pumps, polar crane, core makeup tanks, moisture separator reheaters, and any other equipment for which the contract(s) with the Subcontractor is for an amount in excess of $10,000,000 or that Owner and Contractor agree shall be designated as Major Equipment.
“Major Equipment Purchase Order” has the meaning set forth in Section 3.7(c)(i).
“Major Equipment Vendor” has the meaning set forth in Section 3.7(c)(i).
"Major Subcontract" means a contract with a Major Subcontractor.
"Major Subcontractor" means the Subcontractors (or category of Subcontractors) identified on Exhibit P-1. For the avoidance of doubt, Major Subcontractors may include, but are not limited to, suppliers of Major Equipment.
"Mandatory Spare Parts" means those items to be identified in Exhibit A as Mandatory Spare Parts and required to support initial plant startup and to perform routine maintenance of the Equipment during the first two (2) years of plant operation.
"Maximum Liability Amount" has the meaning set forth in Section 17.2.
"Member" has the meaning set forth in Section 27.5(b).
"Milestone" means an event or series of events in the execution of the Work as set forth in Exhibit F-1.
"Milestone Payment" means the payment due with respect to a completed Milestone.
"Milestone Payment Schedule" means the Milestone Payment Schedule set forth in Exhibit F-1.
"Net Unit Electrical Output" means the electrical power of the Unit measured at the high side of the step-up transformer, with the conditions as stated in Exhibit L.
"Net Unit Electrical Output Guarantee" has the meaning set forth in Section 11.6.

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"Net Unit Electrical Output Test" has the meaning set forth in Section 11.5(b).
"NRC" means the U.S. Nuclear Regulatory Commission and its staff.
"Non-Standard Plant" means the portions of the Facility that are not part of the Standard Plant.
"Nuclear Fuel" means fabricated nuclear fuel and services meeting the principal design requirements referenced in the DCD.
"Nuclear Incident" means any occurrence that causes bodily injury, sickness, disease or death, or loss of or damage to property, or loss of use of property, arising out of or resulting from the radioactive, toxic, explosive, or other hazardous properties of source material, special nuclear material, or by‑product material which is used in connection with the operation of the Facility. "Source material", "special nuclear material", and "by‑product material", as applicable to this Agreement shall have those meanings assigned by the AEA.
"NuStart" means NuStart Energy Development, LLC.
"OCIP" has the meaning set forth in Section 16.2(a).
"Operating Procedures" means the procedures, written or electronic, required to operate the AP1000 Nuclear Power Plant under normal, abnormal, emergency, shutdown, or startup conditions.
"Operational Cycle" means, as to the first such cycle, the time period from the first fueling of a Unit until the Unit has achieved the conditions required to be met for performance of the Net Unit Electrical Output Guarantee after the first Nuclear Fuel reload, and for subsequent cycles, the time period from the end of an Operational Cycle until the beginning of the next one. For the avoidance of doubt, the foregoing does not mean that the Net Unit Electrical Output Test shall be re-performed at the end of an Operational Cycle.
"Operator" means Operator of a Unit and/or the Facility, it being understood that Contractor shall not be deemed to be the Operator of a Unit and/or the Facility under any circumstances.
"Optional Spare Parts" means those items that may be required to perform major maintenance of the Equipment, such as periodic overhaul, or that could fail based on industry experience and for which replacement parts may require longer lead times to obtain from the original equipment manufacturers.
"OSHA" has the meaning set forth in Section 23.3.
"OSHA Standards" has the meaning set forth in Section 23.3(b).
"Other Customer" has the meaning set forth in Section 6.2.
"Owner" has the meaning set forth in the opening paragraph of this Agreement.
"Owner Letter of Credit" has the meaning set forth in Section 8.6(d).

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"Owner Permits" means the Government Approvals identified as Owner Permits in Exhibit C.
"Owner's Engineer" means the Person(s) designated by Owner to perform services for Owner in connection with the Facility and solely for Facility Purposes, who is (are) subject to the prior written approval of Contractor (such approval not to be unreasonably withheld, conditioned or delayed) and who has entered into a non-disclosure agreement with Owner relative to Facility Documentation, substantially on the terms of Exhibit O-1. Notwithstanding the above, no written approval is required from Contractor for Owner to designate an Owner’s Engineer in the event of a termination of the Agreement under Section 22.2(a).
"Owner's Project Director" means the Person who Owner designates in writing to act on behalf of Owner under this Agreement.
"P&IDs" means piping and instrumentation diagrams.
"Party" and "Parties" has the meaning set forth in the opening paragraph of this Agreement.
"Payment Plan" has the meaning set forth in Section 8.1(a).
"Performance Bonus" has the meaning set forth in Section 13.3.
"Performance Liquidated Damages" means the liquidated damages paid pursuant to Section 13.2 for failure to meet the Net Unit Electrical Output Guarantee.
"Performance Liquidated Damages Cap" has the meaning set forth in Section 13.2.
"Performance Test" means the tests conducted as provided in Section 11.5.
"Person" means any individual, corporation, company, partnership, joint venture, association, trust, unincorporated organization or Government Authority.
"Personnel" means, with respect to a Person, such Person's employees, officers, directors, agents, personnel, representatives, subcontractors of any tier (including, for Contractor, its Subcontractors), vendors and any other third party independent contractors with whom such Person has contracted.
"Phase I" means the portion of the Work described in Section 3.2(a).
"Phase II" means the portion of the Work described in Section 3.2(b).
"PQAP" has the meaning set forth in Section 5.1(a).
"PQAPIP" has the meaning set forth in Section 5.1(a).
"Preoperational Test Completion" has the meaning set forth in Section 12.2(b).
"Preoperational Test Group" has the meaning set forth in Section 11.3(b).

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

"Preoperational Tests" means the tests conducted as provided in Section 11.3.
"Price Adjustment Provisions" means the terms set forth in Article 7 and Exhibit J.
"Prime Rate" means, as of a particular date, the prime rate of interest as published on that date in The Wall Street Journal, and generally defined therein as "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks." If The Wall Street Journal is not published on a date for which the interest rate must be determined, the prime interest rate shall be the prime rate published in The Wall Street Journal on the nearest-preceding date on which The Wall Street Journal was published. If The Wall Street Journal discontinues publishing a prime rate, the prime interest rate shall be the prime rate announced publicly from time to time by Bank of America, N.A. or its successor.
"Pro Rata Profit" means the portion of the Profit that is associated with a specific portion of the Work.
"Profit" means the aggregate of the Profit for each Consortium Member for each element of the Contract Price as determined pursuant to Section H.2.7 of Exhibit H as of the Effective Date.
"Project Execution Plan" means the plan to be developed by Contractor and approved by Owner as provided in Section 3.5(h) setting forth the processes and procedures that shall enable the Work to be managed in an effective and efficient manner and in accordance with the requirements of this Agreement.
"Project Schedule" means the schedule of key dates for completion of the Work as set forth in Exhibit E.
"Proprietary Data" means the terms of this Agreement and any and all information, data, software, matter or thing of a secret, confidential or private nature relating to the business of the disclosing Party or its Affiliates, including matters of a technical nature (such as know-how, processes, data and techniques), matters of a business nature (such as information about costs, profits, markets, sales, customers, suppliers, the Parties' contractual dealings with each other and the projects that are the subject-matter thereof), matters of a proprietary nature (such as information about patents, patent applications, copyrights, trade secrets and trademarks), other information of a similar nature, and any other information which has been derived from the foregoing information by the receiving Party; provided, however, that Proprietary Data shall not include information which: (a) is legally in possession of the receiving Party prior to receipt thereof from the other Party; (b) the receiving Party can show by suitable evidence to have been independently developed by the receiving Party or its employees, consultants, affiliates or agents; (c) enters the public domain through no fault of the receiving Party or others within its control; (d) is disclosed to the receiving Party, without restriction or breach of an obligation of confidentiality to the disclosing Party or (e) is legally required to be disclosed; provided that the receiving Party subject to such a requirement uses its reasonable best efforts to notify the other Party of any request or subpoena for the production of any Proprietary Data and provides such Party with an opportunity to resist such a request or subpoena.
"Qualified Entity" has the meaning set forth in Exhibit M-2.

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"Quality Assurance Program" has the meaning set forth in Section 5.1(a).
"Ready for Performance Test Date" has the meaning set forth in Section 11.5(c).
"Ready for Startup Test Date" has the meaning set forth in Section 11.4(c).
"Recipient" has the meaning set forth in Section 19.2(c)(i).
"Recoverable Costs" has the meaning described in Exhibit K.
"Sales Tax" means any sales, use or similar tax imposed on Contractor, any Subcontractor or Owner with respect to the Work by any Government Authority.
"Santee Cooper" has the meaning set forth in the opening paragraph of this Agreement.
"SCE&G" has the meaning set forth in the opening paragraph of this Agreement.
"Scope of Work" means the scope of work and supply and division of responsibilities between Owner and Contractor set forth in Exhibit A.
"Screening Measures" has the meaning set forth in Section 24.1.
"Services" means all labor, transportation, packaging, storage, designing, drawing, creating, engineering, demolition, Site preparation, manufacturing, construction, commissioning, installation, testing, equipping, verification, training, procurement, Documentation, licenses to intellectual property or otherwise and other work, services and actions (including pursuant to any warranty obligations) to be performed by Contractor hereunder (whether at the Site or otherwise) in connection with, or relating to, the Facility (or any component thereof, including any Equipment).
"Services Warranty" has the meaning set forth in Section 14.2.
"Services Warranty Period" has the meaning set forth in Section 14.2.
"SGA" means Westinghouse's sales, general and administrative costs developed as provided in Section H.2.5 of Exhibit H.
"Shaw" means The Shaw Group, Inc.
"Site" means the premises (or portion thereof) owned or leased by Owner on which the Facility shall be located, and including any construction laydown areas, as more specifically described in Exhibit R.
"Software" has the meaning set forth in Exhibit M.
"Specifications" means the design specifications and drawings, and changes thereto, prepared by Contractor or its Subcontractors for the design, engineering and construction of the Facility.

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"SSDs" has the meaning set forth in Section 19.3(b)(viii).
"Standard Equipment Warranty Period" has the meaning set forth in Section 14.1(a)(ii).
"Standard Plant" means the plant design features and buildings or structures in the scope of the AP1000 Nuclear Power Plant certification as shown in the DCD Site Plan, Figure 1.2-2.
"Startup Test Completion" has the meaning set forth in Section 12.3(b).
"Startup Test Group" has the meaning set forth in Section 11.4(b).
"Startup Tests" means the tests conducted as provided in Section 11.4.
"Stone & Webster" has the meaning set forth in the opening paragraph of this Agreement.
"Stone & Webster Bond" has the meaning set forth in Section 8.6(b).
"Subcontract" means any contract, purchase order or other writing between Contractor and any Subcontractor under which the Subcontractor performs or provides any portion of the Work.
"Subcontractor" means (a) any Person other than Contractor performing or providing any portion of the Work, whether hired directly by Contractor or by a Person hired by Contractor and including every tier of subcontractors, sub-subcontractors and so forth, and (b) any Person providing or supplying all or a portion of the equipment or materials and supplies required by any Person performing or providing any portion of the Work to perform or provide the Work, whether or not incorporated into the Facility, including, any materialman, vendor or supplier, whether hired directly by Contractor or by a Person hired by Contractor and including every tier of subcontractors, sub-subcontractors and so forth.
"Substantial Completion" means that a Unit shall have achieved all the conditions set forth in Section 12.4.
"Substantial Completion Date" means the date on which Substantial Completion has occurred.
"Target Price" means the portion of the Contract Price identified as Target Price as set forth in Exhibit H, and as such amount is adjusted pursuant to the terms hereof.
"Target Price Basis" means that Contractor shall be compensated for the charges for Personnel, Services and Equipment, materials and other expenses pursuant to Section H.2.2. of Exhibit H.
"Target Price Work" means Work performed on a Target Price Basis.
"Taxes" means all present and future license, documentation, recording and registration fees, all taxes (including income, gross receipts, unincorporated business income, payroll, sales, use, personal property (tangible and intangible), real estate, excise and stamp taxes), levies, imports, duties, assessments, fees (customs or otherwise), charges and withholdings of any nature whatsoever, and all penalties, fines, additions to tax, and interest imposed by any Government Authority.

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"Technical Support" includes providing qualified manpower and furnishing of technical guidance, advice and counsel with respect to Owner or its Personnel at the Site, and includes recommending a course of action with respect to Owner's operation of a Unit or the Facility based upon current design, engineering, construction and testing practices, but does not include or require any supervision, regulation, control, arbitration or measurement of Owner's Personnel.
"Termination Costs" means with respect to a termination under Section 22.3, 22.4, or 22.5, the aggregate of the following costs: (a) for Westinghouse, (i) the Recoverable Costs, not yet paid, that were incurred by Westinghouse prior to the date of notice of termination and (ii) the Recoverable Costs incurred by Westinghouse to bring the Work to an orderly conclusion, including the costs to demobilize and cancel Equipment or material orders placed, and including but not limited to cancellation charges paid by Westinghouse to third parties plus (iii) SGA and Pro Rata Profit on the amounts in (i) and (ii), and (b) for Stone & Webster, (i) any amounts, not yet paid, that are due for Work performed by Stone & Webster prior to the date of notice of termination and (ii) charges on a Time and Materials Basis incurred by Stone & Webster to bring the Work to an orderly conclusion, including the costs to demobilize and cancel Equipment or material orders placed, and including but not limited to cancellation charges paid by Stone & Webster to third parties. All such expenses, proceeds and payment shall be substantiated by documentation reasonably satisfactory to Owner and subject to audit as set forth in Article 25.
"Third Party Claim" means any claim, demand or cause of action of every kind and character by any Person other than Owner or Contractor.
"Threshold Amount" means (i) for a monetary Claim, that a Party has in good faith alleged that such Claim involves an amount in controversy of greater than Twenty-Five Million Dollars ($25,000,000) and/or (ii) for a Claim involving an adjustment to the Project Schedule, that a Party has in good faith alleged that such Claim involves an adjustment to the Project Schedule in excess of seventy-five (75) Days. If a Claim alleges both an amount and adjustment to the Project Schedule in controversy, such Claim will fall below the Threshold Amount only if both (i) the amount in controversy is equal to or less than Twenty-Five Million Dollars ($25,000,000) and (ii) the adjustment to the Project Schedule in controversy is equal to or less than seventy-five (75) Days.
"Time and Materials Basis" means that Contractor shall be compensated for the charges for Personnel and Equipment, materials and other expenses pursuant to Section H.2.3 of Exhibit H, using the rates and charges in Exhibit G.
"Time and Materials Charges" means the portion of the Contract Price identified as Time and Materials Charges, as set forth in Exhibit H.
"Time and Materials Work" means Work performed on a Time and Materials Basis.
"Toshiba" means Toshiba Corporation.
"Turnover" has the meaning set forth in Section 12.1(a).

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"Uncontrollable Circumstance" means any event or condition beyond the reasonable control of a Party despite its reasonable efforts to prevent, avoid, delay or mitigate such acts, events or occurrences, which prevents, impacts or delays a Party from performing its obligations under this Agreement, including but not limited to the following:
(a)    An act of God, including landslide, lightning, earthquake, fire, explosion, storm, flood, unusual or severe weather conditions, including hurricanes, tornadoes; and any precautionary actions taken in connection therewith;
(b)    Acts of a public enemy, war, blockade, embargo, insurrection, riot or civil disturbance, sabotage or similar occurrence or any exercise of the power of eminent domain, police power, any act of terrorism, epidemic, condemnation or other taking by or on behalf of any public, quasi-public or private entity; any strike or other concerted labor actions; and any precautionary action or evacuation taken in connection with any of the foregoing;
(c)    The suspension, termination, interruption, denial, delay in obtaining or failure of renewal or issuance of any Government Approval relating in any way to the Work or operation of the Facility that is not the result of willful or negligent action by the Party claiming the Uncontrollable Circumstance;
(d)    An order or other action by a Government Authority that is not the result of willful or negligent action by the Party claiming the Uncontrollable Circumstance;
(e)    Labor Shortage; provided; however, the circumstances described in the definition of Labor Shortage shall not be considered a "Labor Shortage" to the extent they are the result of Contractor's failure to take commercially reasonable steps to plan for the needed work force in advance of the project staffing (e.g., prepare estimates of the labor requirements and advertise, recruit and train in accordance with industry practices); or
(f)    Delays due to accidents in shipping or transportation provided that such accidents are not the result of negligence or willful misconduct by the Party claiming Uncontrollable Circumstance.
Westinghouse’s obligations under those certain “Preferential Rights Agreements”, each of which requires that Westinghouse give preference to the completion date for an AP1000 Nuclear Power Plant facility of another customer upon the occurrence of certain procedures as set forth therein, shall not constitute an Uncontrollable Circumstance.
"Unit" means each AP1000 Nuclear Power Plant to be constructed hereunder at the Site. "First Unit" or "Unit 2" refers to the first such Unit to be constructed and "Second Unit" or "Unit 3" refers to the second such Unit to be constructed.
"Unit Completion Purposes" has the meaning set forth in Exhibit M-2.
"Unit Mechanical Completion" has the meaning set forth in Section 12.2(a).
"Warranties" means the obligations of Contractor under Article 14.

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"Warranty" refers to either the Equipment Warranty or the Services Warranty, as the case may be.
"Warranty Period" means the Standard Equipment Warranty Period or Extended Equipment Warranty Period, as applicable.
"Westinghouse" has the meaning set forth in the opening paragraph of this Agreement.
"Westinghouse Bond" has the meaning set forth in Section 8.6(c).
"Whistleblower Provisions" has the meaning set forth in Section 24.4.
"Witness Point" means a critical step in a manufacturing or testing process that is subject to witnessing by Owner or its authorized representative in accordance with the procedures set forth in Section 5.6.
"Work" means the supervision, labor, Services, material, equipment, tools, vehicles, transportation, storage, design, engineering, procurement, site preparation, construction, installation, equipping, testing, and other things and actions to be supplied by or through Contractor necessary to furnish and install the Facility at the Site consistent with Contractor's Scope of Work and necessary to bring the Unit(s) to Final Completion subject to and in accordance with the terms of this Agreement.
ARTICLE 2 – INTERPRETATION
A.    Titles, headings, and subheadings of the various articles and paragraphs of this Agreement are used for convenience only and shall not be deemed to be a part thereof or be taken into consideration in the interpretation or construction of this Agreement.
B.    Words importing the singular only shall also include the plural and vice versa where the context requires. Words in the masculine gender shall be deemed to include the feminine gender and vice versa.
C.    Unless the context otherwise requires, any reference to a document shall mean such document as amended, supplemented or otherwise modified and in effect from time to time.
D.    Unless otherwise stated, any reference to a party shall include its successors and permitted assigns, and any reference to a Government Authority shall include any entity succeeding to its functions
E.    Wherever a provision is made in this Agreement for the giving of notice, consent or approval by any person, such notice, consent or approval shall be in writing, and the word "notify" shall be construed accordingly.
F.    This Agreement and the documentation to be supplied hereunder shall be in the English language.

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G.    Unless the context requires otherwise, with regard to general oversight of the Work, review of the drawings and Specifications and other documents, access to the Site and Work and other similar rights of Owner, the term Owner shall mean the Owner's Project Director or his designee. Unless the context requires otherwise any reference contained herein to this Agreement or any other agreement or any schedule, Exhibit or attachment hereto or thereto shall mean this Agreement or such other agreement or such schedules, Exhibits and attachments, as they may be amended or supplemented, unless otherwise stated.
H.    Words and abbreviations not otherwise defined in this Agreement which have well-known nuclear industry meanings in the United States are used in this Agreement in accordance with those recognized meanings.
I.    Neither Contractor nor Owner shall assert or claim a presumption disfavoring the other by virtue of the fact that this Agreement was drafted primarily by legal counsel for the other, and this Agreement shall be construed as if drafted jointly by Owner and Contractor and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
J.    In the event the due date for any payment falls on a day that is not a Business Day, payment shall be due on the next Business Day.
ARTICLE 3     – SCOPE OF WORK
3.1    General. Contractor shall perform the Work identified as Contractor's responsibility in the Scope of Work (Exhibit A). The Work shall be performed in two phases, as more fully described in Section 3.2. Owner, as licensee under the COL, shall be ultimately responsible for the execution of all obligations and responsibilities under such COL; provided, however, that the Parties agree and acknowledge that Owner’s responsibility under the COL does not relieve Contractor of any its obligations and responsibilities in the performance of Contractor’s Work under the Agreement as described more fully herein.
3.2    Phases of the Work.
(a)    Phase I. Phase I of the Work shall consist of Contractor's engineering support and other services required by Owner to support Owner's licensing efforts for the Facility (including receipt of approvals from the Public Service Commission of the State of South Carolina), continuation of design work (other than design work performed under the NuStart program), project management, engineering and administrative support to procure long lead time Equipment, the procurement of long lead time Equipment, construction mobilization and Site preparation work, all as more specifically described in Exhibit A. Phase I shall commence upon the Effective Date and shall continue until the earlier of issuance of the Full Notice to Proceed or termination of this Agreement in accordance with Article 22; provided, however, that Phase I Site Work must be authorized by Owner pursuant to one or more Limited Notices to Proceed. By mutual agreement of the Parties as set forth in a Change Order issued pursuant to Article 9, additional Site Work identified as part of Phase II in the Scope of Work may be moved to Phase I and authorized by Owner to proceed by means of an additional Limited Notice to Proceed. In the event that any Phase I Work that was commenced under separate

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purchase orders between Owner and one or both of the Consortium Members (the "Purchase Orders") remains to be completed as of the Effective Date, then as of June 1, 2008, the Purchase Orders shall be terminated and the remaining work thereunder will be subsumed by this Agreement.
(b)    Phase II. Phase II of the Work shall consist of the remainder of the Work as described in Exhibit A, to commence upon issuance of a notice (the "Full Notice to Proceed") and to continue until Final Completion unless the Agreement is earlier terminated in accordance with Article 22. The Parties acknowledge that the Full Notice to Proceed will not be issued unless and until the COL is received.
3.3    Project Schedule.
(a)    A Project Schedule is attached to this Agreement as Exhibit E. The Project Schedule includes milestones for key activities, such as the placement of orders for long lead-time Equipment. Contractor shall update the Project Schedule quarterly prior to the commencement of on-Site construction work and monthly thereafter to reflect the most current information concerning the scheduled Milestones and provide the updated Project Schedule to Owner for its review and comment. Contractor shall, to the extent such matters are within its reasonable control, allocate resources and place Equipment orders in such a manner that will enable Contractor to meet the agreed date for Substantial Completion of the Units as shown in the Project Schedule. Except as otherwise permitted hereunder, Contractor shall not take any action to give priority to the requested completion date of another customer for an AP1000 Nuclear Power Plant required under a contract between Contractor and such customer if, by taking such action to give priority to such other customer, Contractor shall not be able to meet the Guaranteed Substantial Completion Date of a Unit. Subject to the preceding sentences, Changes to the Guaranteed Substantial Completion date(s) shall be in accordance with Article 9 of this Agreement.
(b)    If Owner desires to cancel the Second Unit, it shall provide written notice of such intent to Contractor on or before issuance of the Full Notice to Proceed. The Guaranteed Substantial Completion Dates of the First Unit and Second Unit are April 1, 2016, and January 1, 2019, respectively. The nuclear island concrete basemat shall be poured prior to December 31, 2013 on both Units. The Guaranteed Substantial Completion Dates are based on a Full Notice to Proceed being received no later than fifty-four (54) months prior to the Guaranteed Substantial Completion Date for the First Unit, at which time first safety-related concrete must be placed. Prior to placing the first safety-related concrete, preparatory work, including the mud mat and rebar placement must be performed. Should the NRC review schedule for the COLA not support this schedule, Contractor shall be entitled to a Change Order pursuant to Article 9. In preparing such Change Order, the Parties will work toward the goal of maintaining the Guaranteed Substantial Completion Dates as stated above.
3.4    Not Used.

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3.5    Contractor Responsibilities.
(a)    Industry Standards. Subject to Article 9, Contractor shall perform and complete its obligations under this Agreement in accordance with applicable Laws, this Agreement, Industry Codes and Standards, and Good Industry Practices. In the event of any conflict between any of the authorities in the foregoing sentence, applicable Laws shall control over the terms of this Agreement, Good Industry Practices and Industry Codes and Standards; the terms of this Agreement shall control over Good Industry Practices and Industry Codes and Standards; and Industry Codes and Standards shall control over Good Industry Practices
(b)    Contractor's Key Personnel. Exhibit B contains a chart of Contractor's intended organization for its performance under this Agreement, including those positions to be designated as "key" management for the performance of the Work. For such key management positions, Contractor shall provide Owner with the resumes of the persons filling such positions for Owner's approval, which shall not be unreasonably withheld. Once Owner has approved any such person, Contractor shall not remove such person for its key management position described in Exhibit B without Owner's consent, which shall not be unreasonably withheld. If at any time during the performance of the Work, any of Contractor's personnel becomes, for any reason, unacceptable to Owner, then, upon notice from Owner, Contractor shall replace such unacceptable individual with an individual reasonably acceptable to Owner. Contractor's Project Director shall act as Contractor's liaison with Owner and shall have the authority to administer and manage this Agreement on behalf of Contractor, subject to any limitations on such authority notified by Contractor to Owner in writing.
(c)    AP1000 Facility Information. The AP1000 Facility Information shall be controlled and maintained by Contractor for such period of time as is required pursuant to Contractor's Quality Assurance Program or, for information not covered by such Quality Assurance Program in accordance with Contractor’s document retention procedures. The AP1000 Facility Information shall contain Facility deliverable documents and information, either directly or by reference. A means to access and print out documentation and information in the AP1000 Facility Information shall be made available to Owner through an information management system. Documentation required to be provided to Owner as set forth in Exhibit A shall be provided in accordance with the Project Schedule.
(d)    Control of Work. Contractor shall be solely responsible for all construction means, methods, techniques, sequences, procedures, safety and quality assurance, and quality control programs in connection with the performance of Contractor's Work. Under the conditions stated in Section 3.1 of this Agreement, Owner, as licensee under the COL, shall be ultimately responsible for the execution of all obligations and responsibilities under such COL. As such and under this Agreement, Owner has delegated to Contractor the overall control and implementation of all aspects of the Work. Accordingly, Contractor will develop a Project Execution Plan as provided in Section 3.5(h) which will identify all necessary interfaces between Contractor and Owner to assure that each Party can adequately fulfill its respective responsibilities under this Agreement and the applicable regulatory requirements.
(e)    Emergencies. In the event of any emergency endangering life or property, Contractor shall take all actions as may be reasonable and necessary to prevent, avoid or mitigate

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injury, damage or loss and shall promptly report each such emergency, and Contractor's responses thereto, to Owner. In any event, Contractor shall use commercially reasonable efforts to report an emergency to Owner in sufficient time to allow Owner to make any required reports to any Government Authority in accordance with applicable Laws.
(f)    Office Facilities. During construction, Contractor shall provide Owner with office facilities on the Site as specified in Exhibit A.
(g)    Periodic Reports and Meetings.
(i)Status Report. On a monthly basis, Contractor shall submit to Owner a written status report covering the prior month. The report shall be prepared in a format reasonably acceptable to Owner, and, for Work performed on a Time and Materials Basis or Target Price Basis, shall be based on a time phased budget, at the cost account level, against which program performance can be measured. The report also shall include (w) a description of the progress of the Work, (x) a statement of any significant issues which remain unresolved and Contractor's recommendations for resolving the same, (y) a summary of any significant Facility events which are scheduled or expected to occur during the following interval, and (z) additional information reasonably requested by Owner. The monthly report may be delivered electronically.
(ii)    Attendance and Participation. From the Effective Date until Final Completion, Contractor shall attend and participate in regular meetings with Owner which shall occur monthly (or upon such other interval as the Parties agree) for the purpose of discussing the status of the Work and anticipating and resolving any problems. Such meetings may be held by conference call or video conference. Contractor shall prepare and promptly deliver to Owner written minutes of each meeting, to which Owner shall respond in writing within a reasonable time if it has any comments.
(iii)    Schedule Requirements; Updates. Contractor shall prepare and make available to Owner following the Effective Date, at the Site or such other location mutually agreed upon by the Parties, a current Project Schedule depicting critical path activities and illustrating the progress which has been made on the Work against such schedule, including critical path activities interconnected by schedule logistics, for Owner's review and comment. Unless otherwise mutually agreed upon by the Parties, Contractor shall revise and update the Project Schedule quarterly prior to the commencement of on-Site construction work and monthly thereafter and shall provide a copy to Owner, which may be provided electronically; provided, however, that the Guaranteed Substantial Completion Dates for the Units shall not be revised other than pursuant to Article 9. Portions of the schedule may be updated weekly to provide information necessary to support weekly invoices (if applicable). Such partial updates shall not be deemed to imply an update to the entire Project Schedule.
(h)    Within sixty (60) Days following the Effective Date, Contractor shall provide a Project Execution Plan as described in Exhibit D to Owner for its review and approval.
(i)    Contractor shall provide Owner with documentation to support Owner's compliance with Federal Energy Regulatory Commission and South Carolina Public Service

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Commission cost reporting requirements. The detailed process to provide this documentation shall be included in the Project Execution Plan, using the guidelines provided in Exhibit H.
3.6    Owner's Responsibilities. Owner shall perform the responsibilities set forth in this Article and elsewhere in this Agreement, including Exhibit A, at its own expense and at those times as may be required by this Agreement for the successful completion of the Work in accordance with the Project Schedule.
(a)    Appointment of Agent. Santee Cooper has appointed SCE&G as its agent pursuant to the Limited Agency Agreement, which is attached hereto as Exhibit V, for all purposes under this Agreement, with the power and authority to bind Santee Cooper to its obligations herein, subject to the limitations specifically set forth in the Limited Agency Agreement. Owner shall notify Contractor promptly in writing if there is any change in the limits of SCE&G's authority set forth in the Limited Agency Agreement. Contractor shall have the right to rely on any representation by SCE&G that it has the authority to act on behalf of Santee Cooper with respect to any and all matters pertaining to this Agreement, except with respect to those matters where Santee Cooper’s prior written consent is required under the Limited Agency Agreement.  With respect to those matters set forth in the Limited Agency Agreement, where Santee Cooper’s prior written consent is required, SCE&G shall provide Contractor with evidence of Santee Cooper's written consent to any actions taken by SCE&G in connection with such matters.
(b)    Owner's Representative. Owner shall appoint Owner's Project Director (and shall have the right to appoint any successor or replacement Project Director) with whom Contractor may consult at all reasonable times, and whose instructions, requests and decisions shall be binding upon Owner as to all matters pertaining to this Agreement.
(c)    Access. From and after the time the Project Schedule indicates that Contractor is required to have access to the Site, Owner shall provide Contractor, at no additional cost to Contractor, rights of access to such portions of the Site as Contractor may reasonably require for the construction of the Facility and for Contractor's office, warehouse, shop buildings, welding facilities, Contractor's equipment storage, laydown area, and employee parking. Owner shall cooperate with Contractor so as to minimize disruption by Owner of Contractor's performance of the Work, and Contractor shall cooperate with Owner so as to minimize disruption of operation of the Units and the existing unit at the Site.
(d)    Site Conditions and Site Parameters. Owner is responsible for all investigations required to determine the suitability of the Site for the Facility. This information has been furnished to Contractor. Contractor has conducted a reasonable visual inspection of the Site at Owner's expense and has notified Owner that there are no Site conditions that were evident or readily discernible that shall affect the cost or schedule for the construction of the Facility. Any subsurface or other site conditions subsequently discovered at the Site or changes in the Site parameters that do not conform to the information provided by Owner or were not evident or readily discernible upon Contractor's inspection shall entitle Contractor to a Change Order pursuant to Article 9.

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(e)    Utilities, Consumables and Services. Owner shall provide the electrical interconnect for power to be exported from the Facility at the interconnection points identified or to be identified in Exhibit A. The Scope of Work specifies the division of responsibilities between Owner and Contractor for utilities during construction and for the supply of certain consumables and services by Owner during construction and testing of the Facility. All such items to be supplied by Owner shall be supplied at the times required pursuant to the Project Schedule. Owner shall provide all Nuclear Fuel.
(f)    Spare Parts.
(i)Mandatory Spare Parts. Within eighteen (18) months after finalization of the AP1000 Nuclear Power Plant design as specified in the then current Project Schedule, Contractor shall provide Owner with a list of spare parts for the Facility referred to as "Mandatory Spare Parts." The Parties shall determine a mutually agreeable price for such Mandatory Spare Parts, an estimate for which has been provided in Exhibit H. Mandatory Spare Parts will be provided on a Time and Materials Basis unless otherwise agreed by the Parties. As part of Contractor's Scope of Work, Contractor shall provide such Mandatory Spare Parts to Owner by the completion of the Startup Tests or as otherwise agreed to in the Project Schedule. All of the foregoing spare parts shall be considered to be parts supplied to Owner under this Agreement, and title thereto shall pass to Owner in accordance with Section 21.1. During the Warranty Period, Owner shall use commercially reasonable efforts to maintain an inventory of spare parts equivalent to the Mandatory Spare Parts and shall make such spare parts available to Contractor.
(ii)    Optional Spare Parts. Within eighteen (18) months after finalization of the AP1000 Nuclear Power Plant design as specified in the then current Project Schedule, Contractor shall provide Owner with a list of Optional Spare Parts that are recommended by Contractor and vendors of Equipment comprising the Facility. At least two (2) years prior to the scheduled completion of the Startup Tests or as otherwise agreed to in the Project Schedule, Owner shall identify to Contractor the Optional Spare Parts which Owner wants Contractor to procure. Contractor shall be entitled to a Change Order pursuant to Article 9 to cover the additional costs of such Optional Spare Parts. Owner shall make such procured Optional Spare Parts available to Contractor for use during its performance of the Work (as supplements for the Mandatory Spare Parts procured by Contractor pursuant to Section 3.6(f)(i)).
(iii)    Use and Replacement of Spare Parts. Contractor shall have the right to use spare parts that are in Owner's inventory specifically during the performance of the Work or to remedy a Warranty item; however, prior to Substantial Completion of the Second Unit (or if there is no Second Unit, the First Unit) or in response to the use of a spare during a Warranty repair, Contractor shall repair, replace and/or pay for (as consented to by Owner, such consent not to be unreasonably withheld) the replacement cost for such spare parts used by Contractor, plus expediting fees if expediting is deemed necessary by the Parties. Contractor shall coordinate with Owner concerning the delivery and storage of spare parts.
(g)    Operation and Maintenance Staff. For those activities supported and/or conducted by Owner under Articles 11 "Testing" and 12 "Stages of Completion", Owner shall provide fully trained and qualified operation and maintenance personnel for testing and operation

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and maintenance of a Unit or the Facility consistent with Contractor's requirements as determined during Phase I and as set forth upon such determination in Exhibit A. If as a result of circumstances encountered during testing, Contractor determines that additional operation and maintenance personnel are needed (and provided that such determination has been made in accordance with Good Industry Practices), Contractor shall have the right to require that additional operation and maintenance personnel be provided by Owner upon reasonable advance notice to, and following discussions with, Owner.
(h)    Job Site Rules. From the Effective Date until Final Completion of the Second Unit (or if there is no Second Unit, the First Unit), each Party, its representatives and agents shall abide by the Site safety rules promulgated by the other Party.
3.7    Subcontractors.
(a)    Selection of Subcontractors. Contractor shall have the right to have portions of the Work performed by Subcontractors. Subcontractors designated as Major Subcontractors are identified in Exhibit P-1. After the Effective Date, Contractor shall provide periodic updates to the Exhibit P-1 list and shall submit the updated list to Owner for review. Owner shall identify to Contractor any added Major Subcontractors that are unacceptable to Owner and provide to Contractor a reasonable basis for Owner's rejection of any such added Major Subcontractors. Exhibit P-2 contains a list of potential Subcontractors that may be used for Site construction and related field services. Contractor shall work proactively with Owner to choose acceptable Subcontractors for performance of the Work that is not part of the Standard Plant. In the event Contractor desires to use any Subcontractors that are not listed in Exhibit P-2 to conduct its Scope of Work on Owner's property with respect to both the Standard Plant and on work that is not part of the Standard Plant, Contractor shall notify Owner and, within five (5) Business Days of such notice, Owner shall notify Contractor if such proposed Subcontractor is not acceptable to Owner (such acceptance not to be unreasonably withheld). If Owner rejects any such selected Subcontractor and the use of a different Subcontractor would affect Contractor's costs for performance of the Work or the Project Schedule, Contractor shall be entitled to a Change Order pursuant to Article 9. If, however, Owner fails to provide such notice to Contractor within the five (5) Business Day period, then Owner shall be deemed to have approved such proposed Subcontractor. Subject to the prior provisions of this Section 3.7(a) with respect to Major Subcontractors, Contractor is not obligated to consult with Owner on its selection of Subcontractors not working on Owner's property. Owner shall have the right to recommend additions to Exhibit P-1 and P-2 from time to time, subject to Contractor's approval. Contractor shall be responsible for the actions and omissions of all Subcontractors.
(b)    Affiliated Subcontractors. If Contractor enters into a Subcontract with an Affiliate of either Consortium Member, Contractor agrees that such Subcontract shall reflect terms no less favorable than would be available from a Person who is not an Affiliate. In the event that after the Effective Date, Contractor selects any Affiliate of either Consortium Member as a Subcontractor for Target Price Work or Time and Materials Work, Contractor shall notify Owner and Owner shall have the right to review such information as is reasonably necessary to assure Owner that the Subcontract reflect terms no less favorable than would be available from a

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Person who is not an Affiliate. If any such Affiliate has been selected on a sole source basis, Contractor shall provide a justification for such selection.
(c)    Performance by Contractor and Major Equipment Vendors; Owner’s Cure Rights.
(i)Contractor warrants and represents that it shall in good faith fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by the Contractor under any material provision of a Subcontract for Major Equipment (a “Major Equipment Purchase Order”). Upon demand, Contractor shall furnish to Owner a certification that Contractor has paid all sums that each Major Equipment Purchase Order requires Contractor to pay, subject to Contractor’s dispute rights under any such Major Equipment Purchase Order, and Owner may request verification from Contractor regarding the payment information related to such Major Equipment Purchase Order. Such rights of verification of payment are in addition to Owner’s right to request additional documentation under Section 8.4(a) and audit rights under Section 25.4 herein. In the event that Contractor, despite acting in good faith, potentially does not satisfy this section as a result of a legitimate dispute with a Subcontractor of Major Equipment (“Major Equipment Vendor”), Contractor shall (a) notify Owner in writing of the issue and (b) if requested by Owner, tender any disputed amounts to Owner to be held in escrow, pending resolution of the issue.

(ii)    Upon Contractor’s receipt of the first payment from Owner for the purpose of procuring an item of Major Equipment, Contractor shall designate the schedule reservation for such item of Major Equipment to Owner and thereafter may not designate such schedule reservation to any third party without Owner’s prior written consent
(iii)    Contractor shall promptly notify Owner in writing of: (a) any default, alleged default, notice claiming default, or event that, with the giving of notice or lapse of time, or both, would constitute a default by Contractor or the Major Equipment Vendor in the performance or observance of any of the material terms, covenants or conditions on the part of Contractor or the Major Equipment Vendor to be performed or observed under the Major Equipment Purchase Order; (b) the receipt by Contractor of any notice from the Major Equipment Vendor of any termination of the Major Equipment Purchase Order pursuant to the terms thereof or otherwise, (c) any action, proceeding, motion or notice commenced or filed in respect of a Major Equipment Purchase Order under the Bankruptcy Code or other insolvency proceeding, and (d) any claim, action or proceeding (including, but not limited to, any request for arbitration or institution of such arbitration) made by any party to a Major Equipment Purchase Order, and the progress thereof and any determination made by the court and/or arbitrators thereunder. Contractor shall promptly provide Owner with a copy of each such notice. In the event that Contractor fails to pay a Major Equipment Vendor all undisputed sums due and owing within thirty (30) Days after the applicable due date, Owner thereafter shall have the right to participate in any claim, action or proceedings relating to such payment default as an interested party until such time when Contractor has made such payment.
(iv)    If Contractor is in default of a payment obligation pursuant to a Major Equipment Purchase Order, Owner may make the applicable payment due and owing

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under such Major Equipment Purchase Order in order to cure such payment default; provided, however, that Owner shall not make such payment if, and so long as (a) Contractor shall take all steps necessary to challenge or take any action to cure such payment default; and (b) during such challenge or cure: (i) the interests of Owner may not be materially adversely affected, (ii) no time limits or grace periods under the Major Equipment Purchase Order would expire which would give Major Equipment Vendor any right or option to terminate the Major Equipment Purchase Order, and (iii) no additional right or remedy would become available to the Major Equipment Vendor by reason of the deferral by Owner of any action to effect a cure of the payment default. All such payments shall be offset and applied to all obligations under this Agreement.
(d)    Owner’s Consent for Termination or Modification of Major Equipment Purchase Orders.
(i)    In the event that Contractor fails to pay a Major Equipment Vendor all undisputed sums due and owing within forty-five (45) Days after the applicable due date, without providing advance notice to Owner demonstrating to Owner’s satisfaction that any Major Equipment provided under such Major Equipment Purchase Order shall be timely delivered at no additional charge and at terms that are no less favorable to Owner, Contractor shall not (A) terminate, cancel, release or assign such Major Equipment Purchase Order (nor permit any of the foregoing to occur), whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or right of any nature, or otherwise; nor (B) modify, abridge, change, supplement, alter or amend any material provision of such Major Equipment Purchase Order, either orally or in writing, and no agreement seeking to modify, abridge, change, supplement, alter or amend a material provision of such Major Equipment Purchase Order shall be valid or binding without the prior written consent of Owner; nor (C) waive any of its material rights against the Major Equipment Vendor under such Major Equipment Purchase Order; nor (D) agree to or acquiesce in any rejection or termination of such Major Equipment Purchase Order by such Major Equipment Vendor or such Major Equipment Vendor's trustee in bankruptcy, whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or provision, and any such abandonment, termination, cancellation, release, modification, change, supplement, alteration, amendment, waiver, agreement or acquiescence that negatively impacts Owner (i.e., increased cost or delayed delivery) shall be ineffective as against Owner. Such provisions shall apply until such time when Contractor has made the payments described above.
(ii)    To the extent Owner has paid at least one-third of the total price of any Major Equipment Purchase Order, Contractor shall not, without the prior written consent of Owner, which consent shall not be unreasonably withheld: (a) terminate, cancel, release or assign such Major Equipment Purchase Order (nor permit any of the foregoing to occur), whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or right of any nature, or otherwise; nor (b) modify, abridge, change, supplement, alter or amend any material schedule, performance, or payment requirements under such Major Equipment Purchase Order, either orally or in writing, and no agreement seeking to modify, abridge, change, supplement, alter or amend a material schedule, performance, or payment requirements under such Major Equipment Purchase Order shall be valid or binding without the prior written consent

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of Owner; nor (c) waive any of its material rights against the Major Equipment Vendor under such Major Equipment Purchase Order; nor (d) agree to or acquiesce in any rejection or termination of such Major Equipment Purchase Order by such Major Equipment Vendor or Major Equipment Vendor's trustee in bankruptcy, whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or provision, and any such abandonment, termination, cancellation, release, modification, change, supplement, alteration, amendment, waiver, agreement or acquiescence without Owner's prior written consent shall be ineffective as against Owner.
(e)    Bankruptcy or Insolvency Proceedings Affecting Major Equipment Purchase Orders. If there shall be filed by or against Contractor a petition under the Bankruptcy Code, and Contractor shall determine to reject the Major Equipment Purchase Order pursuant to Section 365 of the Bankruptcy Code, Contractor shall give the Owner not less than ten (10) Days' prior written notice of the date on which Contractor shall apply to the bankruptcy court for authority to reject such Major Equipment Purchase Order. Owner shall have the right, but not the obligation, to serve upon Contractor within such ten (10) Day period a notice stating that (A) Owner demands that Contractor assume and assign such Major Equipment Purchase Order to the Owner pursuant to Section 365 of the Bankruptcy Code and (B) Owner covenants to cure (or provide adequate assurance of prompt cure of) all defaults and provide adequate assurance of future performance under such Major Equipment Purchase Order. If Owner serves upon Contractor the notice described in the preceding sentence, Contractor shall not seek to reject such Major Equipment Purchase Order and shall comply with the demand provided for in clause (A) of the preceding sentence within thirty (30) Days after the notice shall have been given, subject to the performance by Owner of the covenant provided for in clause (B) of the preceding sentence.
(f)    Subcontract Terms. Contractor shall use commercially reasonable efforts to include in each Major Equipment Purchase Order provisions in substantially the following form for the protection of Owner. If Contractor is unable to obtain such agreement in advance from a Major Equipment Vendor, it shall promptly notify Owner; however, in the event that this Agreement is terminated, Contractor shall work cooperatively with Owner to obtain the agreement of the Major Equipment Vendor to assignment of its Subcontract or the relevant portion thereof at that time. It should be noted that the Subcontracts that Contractor will have with ABB Ltd. and Emerson Process Management for the supply of instrumentation and control related equipment associated with the Work will not be directly assignable to Owner in the event of termination of this Agreement.
(i)    Major Equipment Vendor agrees that upon termination of the Agreement between Contractor and Owner for any reason other than Owner’s default or Owner’s termination for convenience, Owner, or its nominee, shall have the option to succeed automatically, without the necessity of further action by Contractor, to all rights and obligations of Contractor under this Major Equipment Purchase Order related to Owner scope of supply.
(ii)    Subject to Section 3.7(c)(iv), Owner shall have the right, in its sole discretion, to make any late payment due and owing by Contractor hereunder in order to cure a

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default by Contractor of a payment obligation hereunder, and Major Equipment Vendor shall accept such payment by the Owner with the same force and effect as if made by Contractor.
(iii)    Prior to exercising any right to terminate a Major Equipment Purchase Order for default or breach by Contractor, Major Equipment Vendor shall give Owner at least ten (10) Business Days notice of Major Equipment Vendor’s intent to terminate the Major Equipment Purchase Order and shall not terminate the Major Equipment Purchase Order if Owner, or its nominee, shall cure all defaults of Contractor with respect to the Facility which are susceptible of being cured by Owner within such extended cure periods, and if Owner, shall not itself be subject to any bankruptcy or other proceedings which would entitle Major Equipment Vendor to terminate the Major Equipment Purchase Order, then Major Equipment Vendor shall not have the right to terminate the Major Equipment Purchase Order by reason of the existence of default of the Contractor or bankruptcy or other proceedings relating to the Contractor.
(iv)    Notwithstanding any other provision of the Major Equipment Purchase Order to the contrary, if the Major Equipment Purchase Order is terminated by reason of a default of Contractor, or as a result of the rejection or deemed rejection of the Major Equipment Purchase Order in a bankruptcy proceeding of Contractor, and if, within a reasonable period of time after such termination, the Owner by written notice to Major Equipment Vendor, requests Major Equipment Vendor to enter into a new contract directly with the Owner, then Major Subcontractor shall enter into a new contract directly with the Owner (or its nominee) within a reasonable period of time after such notice by the Owner. Such new contract shall commence as of the date of termination of the Major Subcontract and shall be upon all of the terms, covenants, conditions and agreements which were in force and effect on the date of termination of the Major Subcontract. Owner, simultaneously with the delivery of the new contract, shall pay to Major Subcontractor all sums then due and owing to Major Subcontractor under the Major Subcontract, plus all costs and expenses incurred by Major Subcontractor in connection with such termination, less the amount of any pending claim by Major Subcontractor under any lien bond, payment bond or third party undertaking or indemnity.
(v)    Title to an item of Major Equipment shall pass to Contractor upon payment in full by Contractor to the Major Equipment Vendor for such item of Major Equipment.
ARTICLE 4 – FACILITY LICENSES, PERMITS AND APPROVALS
4.1    Owner Permits. Owner shall be responsible for obtaining, maintaining and paying for Owner Permits (including the COL) and for all communications with any Government Authorities regarding such Government Approvals. Contractor shall provide support to Owner in connection with such Government Approvals, including making personnel available to testify at formal and informal government proceedings, and providing all documents and information reasonably requested by Owner, including review and comment to sections prepared by others, and any amendments thereto, to address formal NRC licensing questions on a schedule that supports the Project Schedule and licensing support services. Contractor shall be compensated for such services on a Time and Materials Basis. Owner shall provide as much advance notice as practical for the testimony of Contractor's Personnel at proceedings before

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Government Authorities. Contractor provides no assurance or guarantee that the COL or any other Owner Permit required to be obtained by Owner shall be obtained by Owner.
4.2    Contractor Permits. Contractor shall be responsible for obtaining, maintaining and paying for the Contractor Permits. Owner shall provide Contractor reasonable cooperation and assistance in obtaining and maintaining Contractor Permits.
4.3    ITAACs.
(a)    Contractor shall be responsible for those ITAACs associated with each Unit as are set forth in the Design Control Document. Any new or additional ITAAC, or any changes or modification to the ITAAC contained in the Design Control Document that Owner proposes be added to Contractor's Scope of Work shall be subject to agreement by Contractor and Owner pursuant to Section 9.1(a) and, upon such agreement, shall entitle Contractor to a Change Order pursuant to Article 9.
(b)    Contractor shall be responsible for conducting, or causing to be conducted the inspections, tests and analyses associated with each Unit's ITAAC within Contractor's Scope of Work. Upon completion of such inspections, tests and analyses, Contractor shall be responsible for preparing and delivering to Owner the Documentation or other deliverables to demonstrate and confirm that the related acceptance criteria associated with such inspections, tests and analyses as applicable to each Unit within Contractor's Scope of Work have been met.
ARTICLE 5     – QUALITY ASSURANCE
5.1    Quality Assurance.
(a)    Contractor has sole responsibility for the quality assurance and quality control of the Work. Contractor has provided to Owner its quality assurance program consisting of each Consortium Member’s Quality Assurance Program that has been approved by the NRC (“Quality Assurance Program”). The Quality Assurance Program and any changes thereto shall meet the requirement of 10 C.F.R. Part 50, Appendix B and ASME NQA-1 - 1994 and be accepted by the NRC and accepted by Owner. Contractor’s Quality Assurance Program is subject to review and audit by Owner for compliance with 10 C.F.R. Part 50 Appendix B and ASME NQA-1 - 1994. Contractor has prepared AP1000 Project-specific clarifications and modifications with respect to the Quality Assurance Program and has set forth such items in the Project Quality Assurance Program Interface Plan (“PQAPIP”). The PQAPIP will be included in the Project Execution Plan and shall be delivered to Owner for its review and approval. Owner's review and acceptance of the PQAPIP shall not relieve Contractor from its obligations to comply with the requirements of this Agreement and 10 C.F.R. Part 50, Appendix B. The Quality Assurance Program and the PQAPIP will collectively be the “Project Quality Assurance Program” or “PQAP”. Contractor shall provide Owner with five (5) copies of the PQAP and Quality Assurance Program or make them available electronically. Contractor shall follow the PQAP throughout its performance of the Work. The PQAP and associated policies and procedures shall address Contractor’s Scope of Work, including, without limitation, systems, structures and components in a manner consistent with their classification with respect to their importance to nuclear safety (i.e., safety related, important to safety, non-safety related) or their

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importance to the capacity, operability and reliability of the Facility as classified in the DCD. The PQAP shall support Owner's compliance with 10 C.F.R. Part 50, Appendix B and ASME NQA-1 - 1994 and shall be subject to review and audit by the Owner at the Owner's request. For purposes of the American Society of Mechanical Engineers (ASME) Code, Contractor shall be designated as Owner’s agent.
(b)    Subcontractor Quality Assurance. In accordance with the PQAP, Contractor shall also require Major Subcontractors to establish, implement and maintain appropriate quality assurance programs (which may either be the PQAP or such other quality assurance program capable of being audited to the requirements of the PQAP) for their respective portions of the Work consistent with the nuclear safety quality classification of their portion of the Work. Such programs shall be made available for review by Owner. Major Subcontractor audit reports shall be made available for review by Owner or its authorized representative. At its own cost, Owner or its authorized representative may participate in scheduled audits of Subcontractors performed by Contractor.
5.2    Reporting of Defects, Noncompliance, Failures and Breakdowns of QA Programs. Contractor shall comply with the provisions of 10 C.F.R. Part 21, "Reporting of Defects and Noncompliance," and 10 C.F.R. Part 50.55, "Conditions of construction permits, early site permits, combined license, and manufacturing licenses," in the performance of its obligations under this Agreement. Without limiting the foregoing, Contractor shall act as the "dedicating entity," as defined in 10 C.F.R. § 21.3 and 10 C.F.R. § 50.55(e)(1), and comply with the requirements of 10 C.F.R. § 21.21(c) and 10 C.F.R. § 50.55(e)(4). Contractor shall comply with the posting requirements of 10 C.F.R. § 21.6 and 10 C.F.R. § 50.55 at the Site and shall permit, and cause each Subcontractor to permit, the NRC to inspect records, premises, activities and basic components as necessary to accomplish the purposes of 10 C.F.R. Part 21, including permitting the NRC the opportunity to inspect records pertaining to basic components that relate to the identification and evaluation of deviations, and the reporting of defects and failures to comply, including any advice given to purchasers or licensees on the placement, erection, installation, operation, maintenance, modification, or inspection of a basic component. Contractor shall comply with the provisions of 10 C.F.R. § 50.55(e)(1)(iii)(C) for reporting any significant breakdown in any portion of the Contractor's or Subcontractor's quality assurance program conducted under the requirements of Appendix B to 10 C.F.R. Part 50 which could have produced a defect in a basic component. Contractor shall require in each contract with its first tier Subcontractors to perform any of the Services or to furnish any Equipment, at the Site or elsewhere, and that are subject to the provisions of 10 C.F.R. Part 21 and 10 C.F.R. 50.55, that such Subcontractor shall comply with the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55. Additionally, Contractor shall require that each Subcontractor include in each contract with its first tier Subcontractors to perform any of the Services or to furnish any Equipment, at the Site or elsewhere, and that are subject to the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55 a provision stating that such Subcontractor shall comply with the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55. Contractor shall, and shall require that each of its first tier Subcontractors, provide Owner with copies of all notices and other documentation that Contractor or such Subcontractor, as applicable, may disclose to the NRC pursuant to 10 C.F.R. Part 21 or 10 C.F.R. Part 50.55 concurrently with such disclosure to the NRC (or, if concurrent disclosure is not practical, as soon as reasonably practicable following such disclosure).

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Additionally, each Subcontractor shall require that each of its first tier Subcontractors provide Owner with copies of all notices and other documentation that such Subcontractor or its Subcontractors, as applicable, may disclose to the NRC pursuant to 10 C.F.R. Part 21 or 10 C.F.R. Part 50.55 concurrently with such disclosure to the NRC (or, if concurrent disclosure is not practical, as soon as reasonably practicable following such disclosure).
5.3    Quality Control and Inspection Activities. Contractor shall be responsible to perform the quality control and inspection activities in accordance with the PQAP. The quality control and inspection activities shall be consistent with the nuclear safety quality classification of the system, structure or component under evaluation. The Persons performing quality assurance and control functions for Contractor shall have sufficient authority and organizational freedom to identify quality problems; to initiate, recommend, or provide solutions; and to verify implementation of solutions. Such Persons performing quality assurance and control functions shall report to a management level such that this required authority and organizational freedom, including sufficient independence from cost and schedule when opposed to safety considerations, are provided.
5.4    Access and Auditing at Contractor Facilities. Contractor shall provide Owner and its authorized representatives with reasonable access during normal working hours to the Work at Contractor's facilities, and all pertinent documentation relating to the Work, for observation and inspection, including auditing of activities for conformance with the requirements of the PQAP and all requirements of this Agreement. Inspections and audits of Contractor shall be coordinated with Contractor.
5.5    Access and Audits at Subcontractors' Facilities. Contractor shall include in its Subcontracts with Major Subcontractors the right of Owner to have access to such Subcontractors' facilities as follows. During working hours, Owner and its authorized representatives shall have the right of access to Contractor's and Major Subcontractors' premises and working facilities for quality assurance and quality control activities. Contractor shall provide Owner and its authorized representatives with necessary information and assistance to carry out Owner's quality assurance and quality control activities. Quality assurance and quality control activities at Major Subcontractors shall be limited to participation in scheduled audits and execution of Witness Points identified as the Witness Points and Hold Points in the manufacturing and fabrication plans for the Equipment, such as in-process testing and final product review for acceptance. Quality assurance and quality control activities at Major Subcontractors include activities necessary to address quality issues which may arise at sub-suppliers. In cases where Contractor incurs additional cost or delay in the Project Schedule from its Major Subcontractors due to Owner's request to perform additional quality assurance and quality control activities beyond these activities, Contractor shall be entitled to a Change pursuant to Article 9. Contractor shall implement, and require its Major Subcontractors to implement measures necessary to be taken to ensure compliance with this Agreement where such measures are identified as a result of a quality assurance audit or surveillance carried out by Owner's authorized representatives. The rights of access described above are subject to restrictions which may be identified by a Major Subcontractor related to access to proprietary information, additional costs for access beyond routine audits and Witness Points, reasons of national security or access by foreign nationals.

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5.6    Witness and Hold Points.
(a)    Following the selection of a specific vendor for Equipment identified in Exhibit Q that is part of the Standard Plant and for which there are contractual Witness Points and Hold Points, Contractor shall identify the associated Witness Points and Hold Points via inclusion of the Witness Points and Hold Points in the manufacturing and fabrication plans for the Equipment. After review, Owner may identify additional Witness Points and Hold Points and Owner shall notify Contractor of any Owner-designated Witness Points or Hold Points that they shall attend. In cases where Contractor incurs additional cost or delay in the Project Schedule from its Major Subcontractors due to Owner's request to add additional Witness Points and/or Hold Points beyond those identified by Contractor, Contractor shall be entitled to a Change Order pursuant to Article 9. Contractor shall provide Owner access to or copies of these manufacturing and fabrication schedules for Equipment identified in Exhibit Q and the regular updates to these schedules, such that Owner has advance notice of approaching scheduled Witness Points and Hold Points. Owner shall be notified in writing by Contractor of Owner-designated Witness Points and Hold Points as soon as practicable but no later than ten (10) Business Days prior to the scheduled activity. Owner shall acknowledge the notification of Owner-designated Hold Points within five (5) Business Days and indicate whether or not it intends to attend the activity that is the subject of the Hold Point.
(b)    Work may proceed with and beyond Owner-designated Witness Points in the absence of Owner's or its authorized representative's participation without a written waiver. Work may not proceed with or beyond Owner-designated Hold Points without a written waiver from Owner. If proper notification has been given and Owner has responded that it intends to attend the activity that is the subject of the Owner-designated Hold Point, but Owner or its authorized representative is unavailable at the designated time, or Owner does not respond as to whether or not it intends to attend the activity that is the subject of the Owner-designated Hold Point, the work shall not proceed, Contractor shall be entitled to a Change Order pursuant to Article 9. Requests by Owner to witness tests or conduct surveillance after the scheduled point in time designated for a Witness Point or Hold Point shall be accommodated by Contractor only if technically feasible, shall entitle Contractor to a Change Order pursuant to Article 9.
(c)    Witnessing of tests or other surveillance by Owner shall be at Owner's expense. If Owner performs the surveillance or elects not to perform a surveillance, such surveillance or waiver shall not relieve Contractor of its obligations under this Agreement.
(d)    Any nonconformance or deviation from design requirements for the Equipment listed in Exhibit Q which results in "repair" or "accept as is" dispositions to design requirements shall be submitted to Owner for its written approval, which shall not be unreasonably withheld. Repaired and reworked items shall be re-inspected to verify conformance to the requirements specified by the disposition. A nonconformance which represents significant conditions adverse to quality submitted for Owner's approval shall include the identification of the cause of the nonconformance and the corrective action to prevent recurrence.

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5.7    Owner's Right to Inspect and Stop Work.
(a)    Owner's Right to Inspect. Owner shall have the right to have its authorized representatives inspect the Work in order to assure that the Work complies with the requirements of this Agreement, including Contractor's PQAP. Inspection by Owner shall not be deemed to be supervision by Owner of Contractor and shall not relieve Contractor of any responsibility for performing the Work in accordance with this Agreement. Any acceptance or approval by Owner shall not be deemed to constitute final acceptance of same by Owner, but shall be only for the purpose of assuring that the Work complies with this Agreement. Owner may report to Contractor any unsafe or improper conditions or practices observed at the Site for action by Contractor in correction or enforcement.
(b)    Defective Work. If Owner's inspection reveals any non-compliance or any other defects in any portion of Work, then Contractor shall, promptly upon its receipt of notice from Owner, take such actions as are required with respect to such defective Work in accordance with its Quality Assurance Program. If Contractor is not taking the actions required with respect to defective Work in accordance with the PQAP, Owner shall have the right to cause Contractor to take corrective action.
(c)    Right to Stop Work for Cause. If Contractor fails to take corrective action for defective Work as required under Section 5.7(b), then Owner, by written order, may order Contractor to stop performance of the portion of the Work affected thereby, until the cause of such order has been eliminated. In addition, Owner, by written order, may order Contractor to stop performance if the activities of Contractor at the Site reasonably appear to Owner to cause or threaten to cause danger to life or damage to property. Contractor shall not be entitled to a Change Order for stop Work orders properly issued pursuant to the terms of this Section 5.7(c).
(d)    Uncovering of Work. Prior to the commencement of the Warranty Period, in the event Owner requests that any Work be uncovered to determine whether it is deficient, Contractor shall be entitled to a Change Order pursuant to Article 9 unless the Work is found to be deficient. If the Work is found to be deficient, Contractor shall repair or replace it or take other appropriate corrective action. During the Warranty Period, the provisions of Article 14 shall apply to any Work that does not conform to the Warranties.
ARTICLE 6     – CONTRACT PRICE
6.1    Components of the Contract Price. The Contract Price is divided by Unit and by Consortium Member, as further described in Exhibit H. In accordance with the procedures set forth in Exhibit H, and by agreement of the Parties, portions of the Target Price may be moved to the Fixed Price or Firm Price during the performance of the Work.
6.2    Most Favored Customer. In the event that a First Wave Customer other than Owner (such Person, an "Other Customer") enters into a contract with Contractor for the engineering, procurement and construction of an AP1000 Nuclear Power Plant after the Effective Date but prior to December 31, 2008, and such Other Customer's contract (as of the date the price of such contract is finalized in accordance with the terms thereof, but not including subsequent adjustments to such price due to escalation, changes in target prices or change orders)

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provides for a lower contract price on a $/KWe basis than the Contract Price hereunder as such price is determined as of the Effective Date, and without regard to subsequent adjustments made to the Contract Price pursuant to Exhibit J or as a result of Changes, increases in the Target Price or increases in the Time and Materials Charges as such charges are estimated as of the Effective Date, and after adjustment for differences in scope, Site characteristics, technical requirements, the schedule for completion of the Other Customer's project, and other quantifiable factors that create price differentials between the Facility and the Other Customer's facility, Contractor shall offer to Owner a reduction in the Contract Price to a price equivalent to that provided to the Other Customer, after adjustment, as stated, for differences in scope, Site characteristics, technical requirements, the schedule for completion of the Other Customer's project, and other quantifiable factors that create price differentials between the Facility and the Other Customer's facility. Within a reasonable period of time following the execution of an engineering, procurement and construction contract with an Other Customer, Contractor shall furnish to Owner a letter stating that Contractor has performed the comparison required to determine if the provisions of this Section 6.2 are applicable and that, as a result thereof, either (i) that no reduction in the Contract Price hereunder is applicable or (ii) offering Owner a reduction in the Contract Price as provided for in this Section 6.2.
6.3    Future Fuel Agreement and Services Agreement.
(a)    Westinghouse and Owner intend to enter into negotiations for establishing a long term services agreement and a fuel fabrication agreement, as provided below
(i)    The services agreement would be typical of existing alliance agreements that Westinghouse holds with its existing customers and would be tailored to both Parties’ specific needs and business objectives. The contract structure would contain provisions for agreed upon exclusive scopes and preferred vendor scopes, and include provisions for price protections and performance incentives based on Westinghouse and overall Unit performance. The initial agreement would be for future services on Units 1, 2 and 3, starting on a mutually agreeable schedule.
(ii)    The intent of the fuel fabrication agreement would provide Westinghouse the fuel fabrication for a period through year 2033, for Unit 1 fuel reloads beyond the current contract and the fuel fabrication for the first core and future reloads on Units 2 & 3 through 2033.
(iii)    Throughout the development and negotiation of these agreements, each of Owner and Contractor will evaluate its individual business case to determine the prudency of entering into long term agreements. At any point during this period, either Party may terminate negotiations. In the event that Westinghouse and Owner have not, on or before December 30, 2008, entered into (x) services agreement for long term services, and/or (y) a fuel fabrication agreement for long term fuel fabrication for Owner's existing nuclear power plant at the V.C. Summer station and the Units, (each such agreement to be on mutually agreed terms and conditions) the Contract Price shall be increased pursuant to a Change Order by the amount of fifty million dollars ($50,000,000) or a lesser amount based on the scope of any negotiated services.

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(b)    Owner shall use best efforts to engage Shaw to perform certain maintenance services for Owner, provided that Shaw and Owner mutually agree to commercially reasonable terms and conditions to govern Shaw's performance of such maintenance services.
ARTICLE 7     – PRICE ADJUSTMENT PROVISIONS
The amounts payable to Contractor under this Agreement (other than the Fixed Price portion of the Contract Price) shall be subject to the Price Adjustment Provisions described in Exhibit J. The Price Adjustment Provisions apply uniquely and separately for the Firm Price, Target Price and Time and Materials Charges as well as uniquely and separately for the individual Consortium Members. The specific indices will be selected to provide a representative price adjustment for the applicable items addressed in each cost category as set forth in Exhibit J. For the Firm Price, each of the payments is adjusted using the procedure set forth in Exhibit J. For the Target Price, payments are based on the actual charges incurred and the Price Adjustment Provisions are used to adjust the Target Price. For Time and Materials Charges, the rates will be adjusted as set forth in Exhibit J. In the event that any of the indices in Exhibit J are found by either Party to not be appropriately tracking inflation or other changes in costs, the Parties shall negotiate in good faith to determine substitute indices and/or an equitable adjustment to the Contract Price. If the Parties cannot agree on substitute indices and/or such equitable adjustment, either Party may refer the matter to dispute resolution in accordance with the provisions of Article 27.
ARTICLE 8     – PAYMENTS
8.1    Target Price and Time and Materials Payments.
(a)    Payment for Target Price. Prior to the commencement of any Target Price Work, Contractor shall provide to Owner a projected payment plan, broken down by calendar quarter, for the remainder of 2008, and monthly thereafter, for the Target Price portion of the Contract Price (the "Payment Plan", to be appended to this Agreement as Exhibit F-2). By Monday, 5:00 p.m. Eastern time of each week, Contractor shall deliver to Owner an invoice (in electronic form) for the Target Price Work based on costs invoiced to Contractor or incurred by Contractor due to hours worked or otherwise during the prior week. Payment shall be due in the form of an electronic transfer of funds from Owner to Contractor's account by Thursday, 5:00 p.m. Eastern time of such week. On at least a monthly basis, the Parties shall review the Payment Plan and the actual documented costs incurred to determine whether changes are required to the Payment Plan to account for any amounts over or under invoiced by Contractor. The Payment Plan shall be revised and resubmitted to Owner by Contractor as a result of such review. In addition, cost and schedule performance shall be evaluated on a monthly basis, the results of which shall be provided to Owner, and corrective actions shall be developed to remedy deficiencies identified by this review.
(b)    Payment for Time and Materials Charges. Unless otherwise agreed by the Parties, billings for Time and Materials Work shall be subject to the same procedures and payment processes as set forth in Section 8.1(a). Time and Materials Charges shall be set forth in separate invoices from invoices for the Target Price Work. In addition, cost and schedule performance shall be evaluated on a monthly basis, the results of which shall be provided to

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Owner, and corrective actions shall be developed to remedy deficiencies identified by this review.
8.2    Milestone Payments. Contractor shall be paid for the portion of the Contract Price constituting the Firm Price and Fixed Price in accordance with the Milestone Payment Schedule in Exhibit F-1. The applicable portion of the Firm Price and Fixed Price shall be invoiced by Contractor upon the completion (or substantial completion as provided below) of each Milestone. Invoices for Milestone Payments for Major Equipment shall be issued separately from invoices for other Milestone Payments. The Milestone Payment due upon Substantial Completion of a Unit shall be two percent (2%) of the Firm Price and Fixed Price for the Unit. Submittal of each invoice by Contractor for a Milestone Payment shall constitute a representation by Contractor that it has performed and provided the Work required for such payment in accordance with this Agreement or otherwise covered by such invoice. Payment shall be due from Owner within twenty (20) Days for Milestone Payments for Major Equipment and within thirty (30) Days for other Milestone Payments, in each case, following receipt of the invoice. Milestones are not required to be completed in the sequence set forth in Exhibit F-1, nor must invoices for completed Milestones be submitted in the sequence set forth in Exhibit F-1, and Milestones may be performed and invoiced ahead of the time for the performance of such Work under the Project Schedule, provided that Contractor may not submit an invoice for a Milestone performed out of sequence or ahead of time to the extent that the total invoiced for Milestones during any calendar month would exceed the aggregate of the Milestones for such calendar month as set forth in Exhibit F-1 plus (a) twenty-five million dollars ($25,000,000) or less, unless Owner has agreed to such out of sequence or early Milestone Payment, such agreement not to be unreasonably withheld; (b) more than twenty-five million dollars ($25,000,000) but not more than fifty million dollars ($50,000,000), Contractor has notified Owner at least ninety (90) Days in advance of submission of an invoice that would cause such amount to be exceeded, and Owner has agreed to such out of sequence or early Milestone Payment, such agreement not to be unreasonably withheld; and (c) more than fifty million dollars ($50,000,000), Contractor has notified Owner at least one hundred eighty (180) days in advance of submission of an invoice that would cause such amount to be exceeded, and Owner has agreed to such out of sequence or early Milestone Payment. If agreed by Owner, Contractor shall have the option to invoice for substantially completed Milestones on a pro rata basis. The agreement between Owner and Contractor shall be set forth in a Change Order, provided, however, that the provisions pertaining to Change Disputes shall not apply to the request by Contractor to invoice for a Milestone on a pro rata basis or the Change Order resulting therefrom.
8.3    Final Payment. Upon achievement of Final Completion for each Unit, Contractor shall submit to Owner an invoice for the final Milestone Payment for such Unit and other payments due under this Agreement (the "Final Payment Invoice") which shall set forth the remaining amounts due to Contractor pursuant to this Agreement (minus any amounts that are still being held for Final Completion Punch List items for such Unit that cannot be completed until the next Nuclear Fuel re-load, as provided in Section 12.5). Payment of the Final Payment Invoice shall be due from Owner within thirty (30) Days of its submission to Owner. When submitting the Final Payment Invoice for a Unit, Contractor shall: (i) submit a written discharge, in form and substance reasonably satisfactory to both Parties, confirming that the total of the

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Final Payment Invoice (minus any such Final Completion Punch List items) represents full and final settlement of the monies due to Contractor for the performance of the Work under this Agreement with respect to such Unit, (ii) include a waiver against any mechanic's and materialman's liens; provided that the waiver shall be conditioned on Contractor receiving payment pursuant to the Final Payment Invoice and (iii) with the Final Payment Invoice for the Second Unit, return all Sales Tax exemption certificates issued to Contractor and Subcontractors to Owner or provide a statement that all such certificates have been destroyed or have expired.
8.4    Supporting Documentation; Payment Disputes.
(a)    Contractor shall submit invoices in a format agreed to by Owner. Contractor shall make available such documentation and materials as Owner may reasonably require substantiating Contractor's right to payment of any invoice. If any invoice is deficient in any material respect, Contractor may be required by Owner to resubmit that invoice in proper form; provided, however, that Owner shall pay any portion of it that is not deficient or subject to dispute. Owner shall review each invoice and shall make exceptions, if any, by providing Contractor with written notice by the earlier of (i) such date the invoice is paid by Owner or (ii) fifteen (15) Days after Owner receives the invoice along with evidence which reasonably documents the contractual basis of such exceptions. If Owner provides no exceptions within such time, Owner shall pay Contractor within the time specified for payment above.
(b)    Payment shall not waive Owner's right to dispute an invoice. Any amount of an invoice that Owner disputes shall be resolved in accordance with Article 27.
(i)    Should such dispute not be settled within thirty (30) Days of the due date, Owner shall pay all disputed amounts including, without limitation, amounts disputed with respect to a Change (except Owner may hold back ten percent (10%) of disputed amounts which exceed one million dollars ($1,000,000)).
(ii)    Once the dispute is resolved, Owner shall pay any additional amount due or Contractor shall refund any amount by which it was overpaid, as applicable, within thirty (30) Days after the date of the final resolution, together with interest at a rate equal to the Prime Rate plus one percent (1%) per annum, applied from (i) the original due date of the payment for Firm Price or Fixed Price payments and Time and Materials Charges or (ii) the original due date for Target Price payments, until paid (or in the case of any overpayment, from the date paid until refunded by Contractor).
(c)    If for any reason Owner fails to pay Contractor for all undisputed sums due and owing by the due date or, for disputed amounts, by the date required as set forth in (b)(i) above, Contractor shall notify Owner of the overdue payment, and a late payment charge shall accrue at a rate equal to the Prime Rate plus one percent (1%) per annum. If Owner fails to make payment of any undisputed amount due within seven (7) Days following the due date or fails to make payment of any disputed amount within seven (7) Days following the date set forth in (b)(i) above, Contractor shall provide a second notice to Owner in writing. If Owner fails to make payment of the undisputed amount due within fifteen (15) Days following its receipt of this second notice, Contractor has the right to suspend performance of the Work as if Owner had ordered a suspension in accordance with Section 22.1.

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(d)    Owner may take advantage of any discount identified in Contractor's invoice for prompt payment.
8.5    No Acceptance by Payment. Owner's payment of any invoice does not constitute approval or acceptance of any item or cost in that invoice nor shall Owner's payment be construed to relieve Contractor of any of its obligations under this Agreement.
8.6    Security for Payment and Performance.
(a)    Simultaneously with the execution of this Agreement, (i) Westinghouse agrees to supply to Owner a parent company guaranty from Toshiba in the form set forth as Exhibit I-1 and (ii) Stone & Webster agrees to supply to Owner a parent company guaranty from Shaw in the form set forth as Exhibit I-2.
(b)    Following the Effective Date, and upon Owner's request, Stone & Webster shall provide a payment and performance bond in the name of Stone & Webster from an issuer having a long-term senior unsecured debt rating of A- or higher by Standard & Poor's or A3 or higher by Moody's, with total assets of at least ten billion dollars ($10,000,000,000) to secure Stone & Webster's obligations hereunder through Substantial Completion (the "Stone & Webster Bond") as soon as reasonably practicable but in no event later than sixty (60) Days after Contractor’s receipt of a written notice from Owner requiring Contractor to provide the Stone & Webster Bond. If Stone & Webster procures the Stone & Webster Bond pursuant to this Section, Owner shall be responsible for the cost of the Stone & Webster Bond which shall be a direct pass-through to Owner, without any markups whatsoever, including without limitation overhead or profit. The value of the Stone & Webster Bond shall be adjusted on an annual basis to be equal to fifteen percent (15%) of the highest, projected three (3) months billing for Stone & Webster's portion of the Work during the applicable year as set forth in Exhibit F-2 but, under no circumstances, shall the value of the bond be less than ten million dollars ($10,000,000) or such lower amount as mutually agreed by the Parties, or greater than one hundred million dollars ($100,000,000). Stone & Webster shall not be required to continue to maintain the Stone & Webster Bond in the event that either of Shaw's Standard & Poor's or Moody's senior unsecured credit rating (or issuer rating in the absence of a senior unsecured debt rating) ("Credit Rating") is equal to BBB (by Standard and Poor's) or Baa2 (by Moody's), or higher. Conversely, subject to the provisions of this Section, such requirement of Stone & Webster to provide the Stone & Webster Bond shall be renewed if Shaw's Credit Rating subsequently drops below those ratings.
(c)    Following the Effective Date, and upon Owner's request, if the Credit Rating of Toshiba is below both of BBB (by Standard and Poor's) and Baa2 (by Moody's), Westinghouse shall provide a payment and performance bond in the name of Westinghouse from an issuer having a long-term senior unsecured debt rating of A- or higher (by Standard & Poor's) or A3 or higher (by Moody's), with total assets of at least ten billion dollars ($10,000,000,000) to secure Westinghouse's obligations hereunder through Substantial Completion (the "Westinghouse Bond") as soon as reasonably practicable but in no event later than sixty (60) Days after Contractor’s receipt of a written notice from Owner requiring Contractor to provide the Westinghouse Bond. If Westinghouse procures the Westinghouse Bond pursuant to this Section, Owner shall be responsible for the cost of the Westinghouse Bond which shall be a direct pass-through to Owner, without any markups whatsoever, including without limitation

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overhead or profit. The value of the Westinghouse Bond shall be adjusted on an annual basis to be equal to fifteen percent (15%) of the highest, projected three (3) months billing for Westinghouse's portion of the Work during the applicable year as set forth in Exhibit F-1 but, under no circumstances, shall the value of the bond be less than ten million dollars ($10,000,000) or such lower amount as mutually agreed by the Parties, or greater than one hundred million dollars ($100,000,000). In the event that Westinghouse provides the Westinghouse Bond pursuant to this Section, and subsequently Toshiba's Credit Rating is equal to or greater than either of BBB (by Standard and Poor's) or Baa2 (by Moody's), Westinghouse shall not be required to continue to maintain the Westinghouse Bond. Conversely, subject to the provisions of this Section, such requirement of Westinghouse to provide the Westinghouse Bond shall be renewed if Toshiba's Credit Rating subsequently drops below those ratings.
(d)    Following the Effective Date, if at any time the Credit Rating of SCE&G or Santee Cooper, as applicable, is below both of BBB (by Standard and Poor's) and Baa2 (by Moody's), then SCE&G or Santee Cooper, as applicable, shall be required to provide Contractor with an irrevocable, standby letter of credit in form and substance acceptable to Contractor ("Owner Letter of Credit") from a bank having a long-term senior unsecured debt rating of A- or higher (by Standard & Poor's) or A3 or higher (by Moody's), with total assets of at least ten billion dollars ($10,000,000,000) as soon as reasonably practicable but in no event later than sixty (60) Days after Owner’s receipt of a written notice from Contractor. The value of the Owner Letter of Credit shall be adjusted on an annual basis to be equal to fifteen percent (15%) of the highest, projected three (3) months billing for the Work during the applicable year as set forth in Exhibit F-1 and Exhibit F-2 but, under no circumstances, shall the value of the Owner Letter of Credit be less than ten million dollars ($10,000,000), or greater than one hundred million dollars ($100,000,000). In the event that Owner provides the Owner Letter of Credit pursuant to this Section, and subsequently the Credit Rating of SCE&G and/or Santee Cooper, as applicable, is equal to or greater than either of BBB (by Standard and Poor's) or Baa2 (by Moody's), Owner shall not be required to continue to maintain the Owner Letter of Credit. Conversely, subject to the provisions of this Section, such requirement of Owner to provide the Owner Letter of Credit shall be renewed if SCE&G or Santee Cooper's, as applicable, Credit Rating subsequently drops below those ratings. If the Parties agree to reduce the value of the Stone & Webster Bond or the Westinghouse Bond pursuant to Section 8.6(b) or (c), then such reduction shall also be applied to the Owner Letter of Credit.
8.7    Separate Payments for Consortium Members. Each Contractor invoice shall designate the amount of the payment due to each Consortium Member. Owner shall make payment to each Consortium Member as indicated.
ARTICLE 9     – CHANGES IN THE WORK
9.1    Entitlement to Change Order. The following, to the extent that they impact the obligations of Contractor under this Agreement (each, a "Change"), shall entitle Contractor to a Change Order in accordance with the provisions of this Article 9:
(a)    any addition to, deletion from, or modification of the Facility or any change in the Work, that is agreed by the Parties or that arises as a result of the issuance of the COL;

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(b)    an Uncontrollable Circumstance;
(c)    a Change in Law;
(d)    issuance of new ITAAC or revisions to ITAAC in existence as of the Effective Date;
(e)    Contractor encountering conditions at or affecting the Site not made known to Contractor or are not evident or readily discernible upon Contractor's inspection of the Site as provided in Section 3.6(d) and/or encountering Hazardous Materials for which it is not responsible;
(f)    the circumstances that entitle Contractor to a Change Order as provided for in Section 5.6;
(g)    uncovering of the Work (unless the Work is found to be deficient) as provided for in Section 5.7(d);
(h)    any breach of this Agreement by Owner of its obligations under this Agreement (including, without limitation, the obligations under Section 3.6) or delay or other demonstrable adverse impact on Contractor's or a Subcontractor's activities under this Agreement resulting from delay by Owner in giving any required approvals or in performing any of Owner's responsibilities under Section 3.6 (other than any delay for which Contractor is responsible) or interference by Owner or Owner's Personnel or Invitees (other than Contractor or its Subcontractors or their Personnel or Invitees);
(i)    suspension of the Work pursuant to Article 22 except to the extent that it arises as a result of Contractor's act, omission or default;
(j)    failure of Owner to issue the Full Notice to Proceed or Limited Notices to Proceed in time to support Contractor's required activities to maintain the Project Schedule as further described in Section 3.3;
(k)    an instruction by Owner to Contractor to accelerate the performance of the Work accepted by Contractor; or
(l)    any other event or circumstance specifically identified in this Agreement as constituting a Change or entitling Contractor to a Change Order.
9.2    Owner-Directed Changes. It is the intent of the Parties to preserve the design of the Standard Plant, including the approach to the supply chain, construction, licensing, operation and maintenance. However, Owner may request any Change, provided it is technically feasible, with the understanding that such Change may cause the Facility to no longer qualify as a Standard Plant, subject again to Sections 9.3 through 9.5.
9.3    Effect of Changes. To the extent that a Change adversely affects Contractor's or its Subcontractors' ability to perform the Work, increases the costs for the Work, affects

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Contractor's ability to achieve the Net Unit Electrical Output Guarantee or Warranties or its other obligations under this Agreement, or causes a delay in the Project Schedule, Contractor shall be entitled to an equitable adjustment as appropriate to the Contract Price, the Project Schedule, the Milestone Payment Schedule, the Guaranteed Substantial Completion Dates, the Scope of Work and/or such other parts of this Agreement as may be affected by such Change. Similarly, to the extent that a Change enhances Contractor's or its Subcontractors' ability to perform the Work, reduces the cost of the Work or its other obligations under this Agreement, or shortens the Project Schedule, Owner shall be entitled to an equitable adjustment as appropriate to the Contract Price, the Project Schedule, the Milestone Payment Schedule, the Guaranteed Substantial Completion Dates, the Scope of Work and/or such other parts of this Agreement as may be affected by such Change. Any increase or decrease in the Contract Price resulting from a Change shall be determined and shall be payable as follows:
(i)    by fixed or firm price in an amount proposed by Contractor and accepted by Owner (to be payable as the Parties may agree); or
(ii)    if Owner does not accept the fixed or firm price amount proposed by Contractor, on a Time and Materials Basis, using the rates in Exhibit G, provided that for any such Change, Contractor shall have the right to make a Claim for the costs of Work affected by the Change that are not covered in the Time and Materials Charges for the Change. Such additional costs shall be subject to audit in accordance with the terms of Section 25.4.
9.4    Change Orders. Contractor shall submit written notice of a Change to Owner as soon as reasonably practicable under the circumstances after becoming aware of the Change. Such notice shall include (or where not possible, be followed by) notice of the following as such information becomes available:
(a)    details of the effect of the Change on the provisions of the Agreement;
(b)    options to mitigate the costs or delays or enhance the savings associated with the Change;
(c)    an evaluation of the impact on the Licensing Basis as of the date of the Change;
(d)    a written proposal for executing the Work insofar as it has changed; and
(e)    changes that are needed to the Milestone Payment Schedule so that it reflects the changes to the Project Schedule.
Change Orders shall be agreed to in writing by the Parties. Each Change Order shall show the adjustments agreed to by the Parties. If Owner requests a proposal for a Change in the Work from Contractor or should Contractor submit a notice for a Change under Section 9.1, a Change Order shall be issued to reimburse Contractor for any charges incurred, or to compensate Owner for any resulting savings, including but not limited to charges for or savings in estimating services, design services or preparation of proposed revisions to the Agreement. Any changed

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Work performed by Contractor prior to the execution of a Change Order shall be at Contractor's risk.
9.5    Disputes over Changes. In the event the Parties are unable to agree on any aspect of a Change Order, the dispute shall be resolved in accordance with the provisions of Article 27.
9.6    Changes for Contractor's Convenience.
(a)    Contractor shall have the right to take any action at its own expense that is generally consistent with this Agreement and that is reasonably necessary to meet the requirements of this Agreement, including performing its obligations in accordance with Good Industry Practices. With respect to Equipment or materials or aspects of the Work that are part of the Standard Plant, Contractor shall have the right to make substitutions of Equipment or materials set out in the Specifications, or deletions from or modifications to the Facility or the Work as described in the Scope of Work or the Licensing Basis, so long as such substitutions, deletions or modifications are equivalent or better as to function and reliability on a life cycle basis and do not cause the Equipment or materials or aspects of the Work to no longer conform to the Standard Plant. Contractor shall provide notice of and the rationale for any such Change to Owner.
(b)    In the event that Contractor desires to make substitutions of Equipment or materials set out in the Specifications, or deletions from or modifications to the Facility or the Work as described in the Scope of Work or the Licensing Basis and such action (i) would cause the Equipment or materials or such aspect of the Work (following the finalization of the design of the applicable system, component or structure) to no longer conform to the Standard Plant, or (ii) would be contrary to the COL or the DCD, Contractor shall obtain Owner's written approval prior to undertaking such Change.
(c)    In the event that Contractor desires to make material modifications to the Non-Standard Plant that are contrary to the COL or Contractor's issued station P&IDs, one-line electrical diagrams or the equipment arrangement drawings, Contractor shall obtain Owner's written approval thereof. Changes to Facility drawings and other documentation shall be documented and documents controlled in accordance with Contractor's PQAP and shall be submitted or made available to Owner for its review, but such Changes shall not be subject to Owner's approval.
(d)    Owner's prior written approval shall not be required for a Field Change that is made in accordance with Contractor's PQAP.
(e)    Contractor shall provide its design change and configuration control procedure(s) to Owner for its review and comment
(f)    Contractor shall not be entitled to any adjustment to the Contract Price, Guaranteed Substantial Completion Date, Net Unit Electrical Output Guarantee, Warranties or any other term or condition of this Agreement in respect of any Change permitted pursuant to this Section 9.6. The provisions of this section 9.6(f) do not limit any of Contractor's rights to such adjustments for Changes that are made pursuant to Sections 9.1 or 9.2.

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9.7    Optional Services and Equipment. The Parties acknowledge and agree that Exhibit A sets forth certain additional Services and Equipment, one or more of which, at the option of Owner, shall be included in the Work. If Owner desires to exercise such option, it shall provide Contractor written notice thereof, in which case such item shall be included in the Work and the Firm Price and/or Fixed Price and such other provisions shall be modified as set forth in Exhibit A.
9.8    Changes in Import Fees and Duties. In the event that there is a Change in Law after the Effective Date that results in a reduction of the import fees or duties on the Equipment to be paid by Contractor, Owner shall be entitled to a Change Order for a reduction in the Contract Price to reflect such reduction in import fees or duties in accordance with the provisions of this Article 9.
ARTICLE 10 – UNCONTROLLABLE CIRCUMSTANCES
10.1    Performance Excused. No Party shall be considered to be in default or in breach of its obligations under this Agreement to the extent that performance of such obligations is prevented, impacted or delayed by any Uncontrollable Circumstance which arises. Amounts due and payable for Work performed shall not be excused due to an Uncontrollable Circumstance. Without limiting Contractor's right to seek a Change Order, to the extent the Work is affected by an Uncontrollable Circumstance, Contractor shall work diligently to cure, remove, otherwise correct, minimize and contain costs and expenses attendant on or arising from each Uncontrollable Circumstance. In the event that an Uncontrollable Circumstance affects the Work and such Uncontrollable Circumstance has affected work for other AP1000 Nuclear Power Plant customers in the same manner and to the same extent as the Work hereunder, and the actions to be taken by Contractor to mitigate the effects of such Uncontrollable Circumstance and to resume full performance of Work using commercially reasonable efforts are the same for Owner and such other customers, Contractor shall not alter the priority between the Guaranteed Substantial Completion Dates set forth in the Project Schedule and the guaranteed substantial completion dates of such other customers as a result of such Uncontrollable Circumstance. Contractor shall provide information to Owner to explain its determination of the manner in which the Uncontrollable Circumstance has affected Owner and such other customers.
10.2    Notice. If a Party's performance of its obligations under this Agreement is prevented, impacted or delayed by an Uncontrollable Circumstance, then it shall notify the other Party of the obligations, the performance of which is prevented, impacted or delayed, and the nature and cause of the event in writing within thirty (30) Days after the notifying Party or its Project Director becomes aware of the Uncontrollable Circumstance. The Party affected by an Uncontrollable Circumstance shall provide the other Party with weekly updates (i) estimating its expected duration, the cost of any remedial action, and the probable impact on the performance of its obligations hereunder, (ii) of the actions taken to remove or overcome the Uncontrollable Circumstance and (iii) of the efforts taken to mitigate or limit damages to the other Party. The Party affected by an Uncontrollable Circumstance shall also provide written notice to the other Party when it ceases to be so affected.

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ARTICLE 11     – TESTING
11.1    Scope and Objective of Testing.
(a)    The scope of testing associated with this Article covers that testing which takes place for each Unit at the Site. The testing that shall be performed on-Site consists of Construction and Installation Tests, Preoperational Tests, Startup Tests and the Performance Test, each as described in this Article 11. Contractor shall provide on a Time and Materials Basis the assistance to Owner during the Preoperational Tests, the Startup Tests and the Performance Test (including without limitation Technical Support) required hereunder.
(b)    The "Joint Test Working Group" consists of an organizational group of representative personnel from each Party performing testing services, technical supervision and/or field support working with Owner's operating organization. The Joint Test Working Group shall oversee the implementation of the Preoperational Tests program and the Startup Tests program, including planning, scheduling and performance of all Preoperational Tests and Startup Tests. Owner shall delegate to Contractor the implementation and direction of the Joint Test Working Group. Contractor shall have overall responsibility and authority for technical direction of the initial test program, consisting of the Construction and Installation Tests, and Preoperational Tests for conducting those tests in accordance with the Project Schedule, and will act as the chairman of the Joint Test Working Group. Upon Unit Mechanical Completion, the Joint Test Working Group chairman will continue to have overall responsibility and authority for the technical direction of the Start-up Test program, but operation and control of the Unit shall reside entirely with Owner. Owner shall be responsible for conducting the Startup Tests and the Performance Tests in accordance with the Project Schedule and any delay in performance of the tests not due to the fault of Contractor or its Personnel shall entitle Contractor to a Change Order pursuant to Article 9. The Joint Test Working Group shall review and evaluate Construction and Installation Tests, Preoperational Tests and Startup Tests results and test turnover packages and recommend acceptance of the Turnover to Owner. Owner is responsible for a startup administrative manual and administrative procedures that provide detailed requirements and govern the execution of activities associated with the conduct of the test program, including the organization, structure and functional relationships of the Joint Test Working Group and the startup organization. The startup administrative manual shall provide direction for interface control of the internal and external transfer of information, design data, test results and other documents from one organization to another and the Turnover of systems and Equipment from Contractor to Owner. The startup administrative manual shall be prepared by Contractor for Owner on a Time and Materials Basis.
11.2    Construction and Installation Tests.
(a)    The adequacy of construction and installation of components and systems shall be verified by construction inspection and installation tests. During the construction period, Contractor erects the structure, installs plant equipment and performs construction verification and inspection tests. All of these activities are executed, controlled, and documented in accordance with Contractor's approved procedures.

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During construction, Contractor completes the Construction and Installation Test program in which various electrical and mechanical tests are performed including but not limited to the following:

•	Cleaning and flushing

•	Hydrostatic testing

•	Checks of electrical wiring

•	Valve testing

•	Energization and operation of equipment

•	Calibration of instrumentation

(b)    During construction, Contractor completes the building of components associated with the various systems. The associated piping, wiring, equipment, and controls are verified to be installed in accordance with approved final design drawings. Construction and Installation Tests are performed and all appropriate documentation and exceptions to construction verification or tests, or incomplete tests shall be recorded as Turnover exceptions. On a system basis, completion of this program demonstrates that the system is ready for preoperational testing. The system shall be turned over to the Joint Test Working Group.
11.3    Preoperational System Tests. Following the Construction and Installation Tests of the particular components and systems, the preoperational system tests are conducted. Activities during the Preoperational Tests are conducted in accordance with a Startup Administrative Manual as provided in the Project Execution Plan. Initially, the Joint Test Working Group prepares the system/components for dynamic testing. Systems are flushed, tuned, and prepared for preoperational and acceptance testing. The Joint Test Working Group, while coordinating any remaining functional testing, shall typically direct Owner's operations personnel in the initial starting and operation of the various systems.
(a)    Preoperational Tests shall be performed to demonstrate that the components and systems perform in accordance with selected design requirements so that initial Nuclear Fuel loading, initial criticality, and subsequent power operation can be safely undertaken in accordance with Law and applicable Government Approvals. Preoperational Tests at elevated pressure and temperature are referred to as hot functional tests. Contractor shall provide ten (10) Days advance notice to Owner of the scheduled testing dates via updates to the Project Schedule.
The general objectives of the Preoperational Test program are the following:

•	Demonstrate that essential plant components and systems, including alarms and indications, meet appropriate requirements based on the design.

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•	Provide documentation of the performance and condition of the components and systems.

•	Provide baseline test and operating data on equipment and systems for future use and reference.

•	Operate Equipment for a sufficient period to demonstrate performance in accordance with the Preoperational Test procedures.

•	Demonstrate that the systems operate on an integrated basis.
Abstracts for the Preoperational Tests for portions of systems/components that perform safety‑related functions; perform defense-in-depth functions; contain, transport, or isolate radioactive material; and for other applicable systems are specified in Chapter 14 of the Design Control Document.
(b)    Contractor shall develop the Preoperational Test procedures consistent with its procedures for the Standard Plant and shall provide the Preoperational Test procedures to Owner in advance of the testing. A team referred to as the "Preoperational Test Group" shall be established by the Joint Test Working Group and be manned by each Party's personnel as mutually agreed by the Parties. The Preoperational Test Group shall consist of engineering test leads and test personnel. The Preoperational Test Group is responsible for conducting the Preoperational Tests in accordance with the Project Schedule.
(c)    Facility equipment used in the performance of Preoperational Tests shall be operated by Owner in accordance with appropriate operating procedures, thereby giving Owner's operating staff an opportunity to gain experience in using these procedures and demonstrating their adequacy prior to plant initial criticality.
(d)    Contractor shall review the results of the Preoperational Tests with the Preoperational Test Group and notify Owner when it may proceed with the Startup Test program.
11.4    Startup Tests Objectives and Protocol.
(a)    The Startup Test program begins with initial Nuclear Fuel loading after the Preoperational Tests necessary for Nuclear Fuel loading have been successfully completed. Startup Tests can be grouped into four broad categories:

•	Tests related to initial Nuclear Fuel loading.

•	Tests performed after initial Nuclear Fuel loading but prior to initial criticality.

•	Tests related to initial criticality and those performed at low power (less than five percent (5%)).

•	Tests performed at power levels greater than five percent (5%)

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During performance of the Startup Test program, Owner's operating staff shall have the opportunity to obtain practical experience in the use of appropriate operating procedures while a Unit progresses through heatup, criticality, and power operations.
(b)    The general objectives of the Startup Test program are to:

•	Install the Nuclear Fuel in the Unit reactor vessel in a controlled and safe manner.

•	Verify that the Unit reactor core and components, equipment, and systems required for control and shutdown have been assembled according to design and meet specified performance requirements.

•	Achieve initial criticality and operation at power in a controlled and safe manner.

•	Verify that the operating characteristics of the Unit reactor core and associated control and protection equipment are consistent with design requirements and accident analysis assumptions.

•	Obtain the required data and calibrate equipment used to control and protect the Facility.

•	Verify that the Unit responds to the transient tests as described in the Design Control Document.

•
Verify the operating characteristics of the Unit secondary plant equipment (turbine, generator, isophase bus duct and main power transformer, heater balance, main steam, extraction steam, steam dump, condenser, condensate, feedwater, make-up water, cooling tower, main feedwater pumps, etc.) and associated control equipment.

Abstracts of the Startup Tests are provided in Chapter 14 of the Design Control Document. Contractor shall develop the Startup Test procedures per the guidelines documented in Chapter 14 of the Design Control Document, in accordance with its procedures for the Standard Plant and shall provide the Startup Test procedures to Owner in advance of the testing. A team referred to as the "Startup Test Group" shall be established by the Joint Test Working Group and be manned by each Party's personnel as mutually agreed by the Parties. The Startup Test Group shall consist of engineering test leads and test personnel. The Startup Test Group is responsible for conducting the Startup Tests in accordance with the agreed upon Project Schedule. Contractor shall provide Technical Support to Owner during these tests.
(c)    Contractor shall give notice to Owner of the date (the "Ready for Startup Test Date") when the Unit is ready, or would have been ready within the next ninety (90) Days except for a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, for the Startup Tests on such Unit to begin; provided, however, that such notice shall not be given until the Construction and Installation Tests are completed and the

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Preoperational Tests are underway such that the Unit will be ready for Startup Tests within ninety (90) Days from such notice.
(i)    In the event of any such delay, the provisions of Article 9 shall apply. If the Work is suspended as a result of the delay, the Parties shall determine as part of the Change Order process such matters as (A) maintenance procedures for the Unit to be followed by Owner until the Startup Test can occur, (B) whether or not Contractor should demobilize its forces for the duration of the suspension, (C) if demobilization is to occur, Contractor Personnel that shall either remain on the Site and/or be permitted to examine the Unit and Owner's maintenance records on a routine basis to determine whether the agreed maintenance procedures are being followed and (D) validation procedures to be undertaken on the Unit to re-determine its readiness for the Startup Test prior to conducting the Startup Test.
(ii)    To the extent that a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Startup Test by more than one hundred eighty (180) Days from the Ready for Startup Test Date, Contractor shall be entitled to the Milestone Payments that would be due upon or prior to Startup Test Completion, minus the direct costs attributable to the Technical Support to have been provided by Contractor for such Startup Test(s).
(iii)    At such time as Owner is ready for the Startup Test to be conducted, Contractor shall (if applicable) re-mobilize at the Site on a mutually agreed date and shall proceed to provide the Technical Support required for the Startup Test, followed by the Performance Test and the other activities required to achieve Substantial Completion and Final Completion. Prior to initiating the Startup Test, Contractor shall have the right, pursuant to the agreed validation procedures determined as described in clause (i) above, to determine whether any degradation of the Unit has occurred. If degradation of the Unit has occurred, Contractor shall be entitled to a Change Order pursuant to Article 9 for the costs and time required to perform corrections to the Unit to return it to a state ready for the Startup Test.
(iv)    If the delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Startup Test by more than one (1) year from the Ready for Startup Test Date, then (x) the Startup Test shall be deemed to have been completed and Substantial Completion shall be deemed to have occurred for purposes of the Warranties, Section 22.2 and any other provisions of the Agreement pertaining to the Guaranteed Substantial Completion Date; (y) Contractor shall be entitled to the remaining Milestone Payments; and (z) Final Completion shall be deemed to have occurred provided that Contractor completes such other Work that can be completed notwithstanding the inability to conduct the Startup Test and Performance Test. At such time, if any, as Owner is ready for the Startup Test to be conducted, Contractor's sole responsibility hereunder with respect to such Startup Test shall be to provide Technical Support for the testing on a Time and Materials Basis.
11.5    Performance Tests.
(a)    Contractor shall develop the Performance Test procedures consistent with its procedures for the Standard Plant and shall provide the Performance Test procedures to Owner six (6) months in advance of the testing for review. Performance Test procedures must

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be approved by Owner, such approval not to be unreasonably withheld. Owner shall provide all consumables, semi-skilled and skilled labor, fully trained and licensed operators and any other material or services required for the tests. Contractor shall maintain a minimal construction staff and labor on Site to support the testing process.
(b)    A test (the "Net Unit Electrical Output Test") shall be run to determine whether the Unit meets the Net Unit Electrical Output Guarantee. The Net Unit Electrical Output Test for the Unit shall be conducted in general compliance with Power Test Code 46 (PTC-46) with the NSSS power no less than 99.5% of rated power measured using the Secondary Calorimetric Methodology and for the periods and duration discussed below. The test shall consist of four test runs at least 2 hours in duration. If upon evaluation of the data more than two of the test runs are found unacceptable for reasons of equipment failure or environmental instability, additional runs will be made. Test run duration may be extended if necessary to reduce the random uncertainty in the test results to less than 0.25%. Data collected within each test run will be averaged and the results corrected to guarantee reference conditions. The final Net Unit Electrical Output shall be the average of the corrected net electrical output for all of the successful test runs.
Corrections shall be applied to the measured net electrical output for NSSS power, electrical power factor at the high side of the main step-up transformer, ambient wet and dry bulb temperature and temperature of the makeup water to the cooling tower.
The Net Unit Electrical Output Test for the Unit shall be determined during a period of continuous operation of one hundred (100) hours. Such Net Unit Electric Output Test shall be satisfactorily completed when the Unit has demonstrated its capability of meeting the Net Unit Electrical Output Guarantee as described above. The measurement frequency shall be in compliance with PTC-46 throughout the test.
(c)    Contractor shall give notice to Owner of the date (the "Ready for Performance Test Date") when the Unit is ready, or would have been ready within the next ninety (90) Days except for a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, for the Performance Test on such Unit to begin; provided, however, that such notice shall not be given until the Construction and Installation Tests and the Preoperational Tests are completed and the Startup Tests are underway and would be completed within the next ninety (90) Days unless there has been a delay as described in Section 11.4(c). In the event that there has been a delay in conducting the Startup Test due to a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, then the Ready for Performance Test Date shall be one hundred eighty (180) Days after the Ready for Startup Test Date plus the number of Days of performance of the Performance Test if performed pursuant to the original schedule for the test plus the number of Days of any delay incurred in performance of the Startup Test that results from circumstances other than a delay caused (i) by Owner or its Personnel or (ii) resulting from an Uncontrollable Circumstance.
(i)    In the event of any such delay, the provisions of Article 9 shall apply. If the Work is suspended as a result of the delay, the Parties shall determine as part of the Change Order process such matters as (A) maintenance procedures for the Unit to be followed by Owner until the Performance Test can occur, (B) whether or not Contractor should

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demobilize its forces for the duration of the suspension, (C) if demobilization is to occur, Contractor Personnel that shall either remain on the Site and/or be permitted to examine the Unit and Owner's maintenance records on a routine basis to determine whether the agreed maintenance procedures are being followed and (D) validation procedures to be undertaken on the Unit to re-determine its readiness for the Performance Test prior to conducting the Performance Test.
(ii)    To the extent that a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Performance Test by more than one hundred eighty (180) Days from the Ready for Performance Test Date, Contractor shall be entitled to the Milestone Payment that would be due upon Substantial Completion, minus the direct costs attributable to the Technical Support to have been provided by Contractor for such Performance Test.
(iii)    At such time as Owner is ready for the Performance Test to be conducted, Contractor shall (if applicable) re-mobilize at the Site on a mutually agreed date and shall proceed to conduct the Performance Test, followed by the other activities required to achieve Substantial Completion and Final Completion of the Unit. Prior to initiating the Performance Test, Contractor shall have the right, pursuant to the agreed validation procedures determined as described in clause (i) above, to determine whether any degradation of the Unit has occurred. If degradation of the Unit has occurred, Contractor shall (without duplication of Changes to which Contractor is entitled under Section 11.4(c)(iii)) be entitled to a Change Order pursuant to Article 9 for the costs and time required to perform corrections to the Unit to return it to a state ready for the Performance Test.
(iv)    If the delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays the Performance Test by more than one (1) year from the Ready for Performance Test Date, then (x) the Performance Test shall be deemed to have been completed and Substantial Completion shall be deemed to have occurred for purposes of the Warranties, Section 22.2 and any other provisions of the Agreement pertaining to the Guaranteed Substantial Completion Date and the Net Unit Electrical Output Guarantee; (y) Contractor shall be entitled to the remaining Milestone Payments; and (z) Final Completion will be deemed to have occurred provided that Contractor completes such other Work that can be completed notwithstanding the inability to conduct the Performance Test. At such time, if any, as Owner is ready for the Performance Test to be conducted, Contractor's sole responsibility hereunder with respect to such Performance Test and the Net Unit Electrical Output Guarantee shall be to provide Technical Support for the testing on a Time and Materials Basis.
(v)    Except as provided in Section 11.5(c)(iv), should a Unit when tested be assessed to have not fully met the Net Unit Electrical Output Guarantee, Contractor shall proceed as provided below in Section 11.6. Contractor shall promptly notify Owner of the Unit's readiness for any required retest, specifying the time and date of such test, such date being not less than seven (7) Days from the date of notification.
11.6    Net Unit Electrical Output Guarantee. Subject to the limits of liability set forth in Section 13.2, and subject to the provisions of this Agreement and in accordance with the Operating Procedures and Maintenance Procedures and Facility Manuals, Contractor guarantees

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that the Net Unit Electrical Guarantee for a Unit, when loaded with the Nuclear Fuel, shall be 1101 MWe (the "Net Unit Electrical Output Guarantee") determined using the conditions and calculation as set forth in Exhibit L based on mechanical draft cooling towers and measured at the high side of the main transformer including designated House Loads pursuant to Exhibit L, as evidenced by the Net Unit Electrical Output Test. Meeting the Net Unit Electrical Output Guarantee demonstrates that the Unit shall be capable of producing an average annual Net Unit Electrical Output of 1,117 MWe.
(a)    In the event a Unit does not meet the Net Unit Electrical Output Guarantee as of the Guaranteed Substantial Completion Date, Contractor shall, at its sole option, (i) perform, at its own expense, such repair, replacement or adjustment or modification to enable such Unit to produce the guarantee or (ii) subject to the provisions below in this Section 11.6(a), pay the applicable Performance Liquidated Damages. The decision to repair, replace, adjust or modify shall be made by Contractor, after consultation with Owner. Contractor also shall provide to Owner an analysis of the cause that led to the failure of the Unit to meet the Net Unit Electrical Output Guarantee and an estimate of the efforts that would be needed to effect the repair, replacement, adjustment or modification. Contractor's repair, replacement, adjustment or modifications to a Unit shall not interfere with Owner's commercial operation of such Unit. The time period during which Contractor shall have this right to repair, replace, adjust or modify the Unit to improve performance shall terminate at the end of the first Operational Cycle; provided, however, if the equipment or component required to remedy the problem has long lead requirements that preclude the remedy in this time period, Contractor shall have until the end of the second Operational Cycle to remedy the problem. If Contractor has not already paid the Performance Liquidated Damages pursuant to the terms hereof and, (subject to the proviso in the preceding sentence) as of the end of the first Operational Cycle, the Net Unit Electrical Output Guarantee has not been met, Contractor shall pay the applicable Performance Liquidated Damages. Contractor also shall have the right to terminate its efforts to improve the performance of the Unit and pay the applicable Performance Liquidated Damages at any time during the first Operational Cycle. If Contractor has previously paid Performance Liquidated Damages and, as a result of Contractor's efforts, as of the end of the first Operational Cycle (or the second Operational Cycle if long lead equipment or components are involved in the remedy) the Unit is able to meet the Net Unit Electrical Output Guarantee or Contractor has been able to increase the Net Unit Electrical Output from the level at which the Performance Liquidated Damages were previously paid, in each case as demonstrated by a Net Unit Electrical Output Test, Contractor shall be entitled to a refund of all or the applicable portion of the Performance Liquidated Damages paid by Contractor, calculated as provided in Section 13.2. Amounts expended by Contractor in its efforts to meet the Net Unit Electrical Output Guarantee shall not limit or affect Contractor's obligation to pay Performance Liquidated Damages.
(b)    The Net Unit Electrical Output Guarantee is subject to the conditions stated in Section 14.4(c) and to the following:
(i)    Owner has provided access to the electrical grid and sufficient electrical load to perform the test; and

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(ii)    The Net Unit Electrical Output Guarantee is based upon the conditions specified in Exhibit L. If conditions during the test differ from those specified, adjustments shall be made accordingly to the Net Unit Electrical Output using graphs, tables and other data as prepared by Contractor, after consultation with Owner, to establish the Net Unit Electrical Output to compare to the Net Electric Output Guarantee.
(c)    Necessary auxiliary equipment for producing the Net Unit Electrical Output shall include only the Equipment loads provided in Exhibit L.
(d)    The Net Unit Electrical Output Guarantee shall be demonstrated by the Net Unit Electrical Output Test to be conducted at the times and subject to the conditions set forth herein. Satisfactory completion of such test or re-test, or the payment of Performance Liquidated Damages to Owner shall relieve Contractor of any further obligation with respect to the Net Unit Electrical Output Guarantee.
ARTICLE 12 – STAGES OF COMPLETION
12.1    Turnover.
(a)    Turnover refers to the sequential mechanical completion of each system and structure of a Unit. "Turnover" of a system or structure shall occur upon the satisfaction of the following conditions:
(i)    Such system, structure or component (A) shall be mechanically and electrically sound; (B) shall have been cleaned out as necessary to perform the Construction and Installation Tests for such system or structure; and (C) the subsystems comprising such system, structure or component shall have been checked for alignment, lubrication, and electrical continuity and hydrostatic and pneumatic pressure integrity; and
(ii)    the Construction and Installation Tests for such system or structure shall have been completed such that Owner can confirm that the criteria for the Construction and Installation Tests have been met; and
(iii)    Structures, systems and components or portions thereof shall be completed, necessary coatings applied, and the area cleaned; and
(iv)    The Preoperational Test has validated compliance with the design specifications to the extent permitted under the Unit's configuration status. (For example, some design requirements cannot be validated until after Nuclear Fuel loading.)
(b)    Notice and Acceptance of Turnover. When Contractor believes the provisions of Section 12.1(a) have been satisfied with respect to each system or structure, Contractor shall deliver a written notice of such determination through the Joint Test Working Group to Owner with sufficient detail to enable Owner to determine whether Contractor has achieved such requirements. Turnover of such system or structure shall be deemed to have occurred within ten (10) Business Days following delivery of such determination to Owner, unless within such ten (10) Business Days period, Owner has notified Contractor in writing of

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why it disagrees that Turnover has occurred, in which case (and without prejudice to Contractor's right to submit a Claim) Contractor shall take such corrective actions as are necessary and resubmit its written notice of determination to Owner in accordance with this Section 12.1(b). Upon Turnover of a system or structure, Contractor shall turn over risk of loss and care, custody, control and operation of such system, structure or component to Owner in accordance with Section 21.2.
12.2    Preoperational Test Completion.
(a)    Unit Mechanical Completion. “Unit Mechanical Completion” shall be achieved when the conditions as stated in Section 11.4(a) for the commencement of Nuclear Fuel loading the Unit have been achieved. When submitting its written notice of determination for such Unit Mechanical Completion, Contractor shall include notice that Turnover has occurred
(b)    "Preoperational Test Completion" for a Unit shall be deemed to have occurred upon satisfactory completion of the Preoperational Tests for the Unit.
(c)    Contractor shall notify Owner when the provisions of Section 12.2(b) have been satisfied. Owner shall accept such Unit as having achieved Preoperational Test Completion, by delivering to Contractor notice of that acceptance within ten (10) Business Days following receipt of Contractor's notice that Preoperational Test Completion has occurred; alternatively, Owner may disagree that Preoperational Test Completion has occurred by notifying Contractor in writing of why it disagrees that Preoperational Test Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Preoperational Test Completion has occurred. The date of Preoperational Test Completion shall be the date the Unit has achieved Preoperational Test Completion and not the date of Owner's acceptance.
12.3    Startup Test Completion.
(a)    Prior to commencing the Startup Tests, the Parties shall have jointly determined and agreed upon a punch list of the remaining Work for each Unit. The items on the punch list that are required to be completed before the commencement of the Startup Tests for reasons of safety or compliance with applicable Laws shall have been completed prior to the commencement of the Startup Tests.
(b)    "Startup Test Completion" for a Unit shall be deemed to have occurred upon satisfactory completion of the Startup Test for the Unit or the deemed completion of a Startup Test pursuant to Section 11.4(c)(iv).
(c)    Contractor shall notify Owner when the provisions of Section 12.3(b) have been satisfied. Owner shall accept such Unit as having achieved Startup Test Completion, by delivering to Contractor notice of that acceptance within forty-five (45) Days following receipt of Contractor's notice that Startup Test Completion has occurred; alternatively, Owner may disagree that Startup Test Completion has occurred by notifying Contractor in writing of why it disagrees that Startup Test Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Startup Test Completion has

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occurred. The date of Startup Test Completion shall be the date the Unit has achieved Startup Test Completion and not the date of Owner's acceptance.
12.4    Substantial Completion.
(a)    "Substantial Completion" for a Unit shall have occurred upon satisfactory completion of a Performance Test, the deemed completion of a Performance Test pursuant to Section 11.5(c)(iv), or the payment of applicable Performance Liquidated Damages by Contractor.
(b)    Contractor shall notify Owner when the provisions of Section 12.4(a) have been satisfied. Owner shall accept such Unit as having achieved Substantial Completion, by delivering to Contractor notice of that acceptance within sixty (60) Business Days following receipt of Contractor's notice that Substantial Completion has occurred; alternatively, Owner may disagree that Substantial Completion has occurred by notifying Contractor in writing of why it disagrees that Substantial Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Substantial Completion has occurred. The date of Substantial Completion shall be the date the Unit has achieved Substantial Completion and not the date of Owner's acceptance.
12.5    Punch List. Prior to Substantial Completion of a Unit, the Parties shall jointly determine and agree upon a comprehensive list of remaining Work, which shall be of a minor nature and not prevent commercial operation of the Unit (the "Final Completion Punch List"). Owner shall have the right to withhold from the Milestone Payment due upon Substantial Completion of a Unit an amount of money equal to one hundred twenty-five percent (125%) of the expected cost of completion of the Final Completion Punch List, which amount shall be released to Contractor upon Final Completion of the Unit. In the event that any items on the Final Completion Punch List cannot be performed until the next Nuclear Fuel re-load, Final Completion of a Unit shall be deemed to have been achieved for purposes of this Agreement provided that Contractor agrees in writing with Owner to return to complete such Work at the time of the next Nuclear Fuel re-load, and Owner shall have the right to continue to retain one hundred twenty-five percent (125%) of the expected cost of completion of such items until such Work is completed. In lieu of the retention described in this Section 12.5, Contractor shall have the right to provide a letter of credit or a bond, in form and substance reasonably satisfactory to Owner, for the completion of the Final Completion Punch List, in which case the amount retained for the Final Completion Punch List shall be released to Contractor.
12.6    Final Completion.
(a)    Subject to 12.5, "Final Completion" of a Unit shall be deemed to have occurred upon the completion of the Final Completion Punch List and the other Work required under the Agreement with the exception of obligations under the Warranties.
(b)    Contractor shall notify Owner when the provisions of Section 12.6(a) have been satisfied. Owner shall accept the Unit as having achieved Final Completion by delivering to Contractor notice of that acceptance within thirty (30) Days following receipt of Contractor's notice that Final Completion has occurred; alternatively, Owner may reject the Unit as having

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achieved Final Completion by notifying Contractor in writing of why it disagrees that Final Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Final Completion has occurred. The date of Final Completion shall be the date the Unit has achieved Final Completion and not the date of Owner's acceptance.
(c)    In the event that Contractor is unable to achieve Final Completion within six (6) months following Substantial Completion of the Second Unit (or if there is no Second Unit, the First Unit) due to the fact that Owner limits Contractor's access to the Facility or otherwise does not allow Contractor to take the necessary actions to achieve Final Completion, Final Completion shall be deemed to have occurred; provided that the foregoing shall not apply with respect to Final Completion Punch List items that cannot be completed until the next Nuclear Fuel re-load as provided in Section 12.5.
ARTICLE 13 – LIQUIDATED DAMAGES
13.1    Delay Liquidated Damages. The Parties agree that it would be extremely difficult and impracticable under presently known and anticipated facts and circumstances to ascertain and fix the actual damages Owner would incur if a Unit does not achieve Substantial Completion by the Guaranteed Substantial Completion Date for such Unit and, accordingly, if a Unit does not achieve Substantial Completion by such Unit's Guaranteed Substantial Completion Date due to Contractor's fault, Owner's remedy for such delay shall be to recover from Contractor as liquidated damages, and not as a penalty, liquidated damages ("Delay Liquidated Damages") as follows:

Number of Days After Guaranteed Substantial Completion Date:	Delay Liquidated Damages (per Day or portion thereof):
1-30	$100,000
31-90	$150,000
91-150	$200,000
151-365	$250,000
366 or beyond	$0

If a delay in achieving Substantial Completion of a Unit continues beyond three hundred sixty-five (365) Days after the Guaranteed Substantial Completion Date for such Unit, no additional Delay Liquidated Damages shall be due. Payment of the Delay Liquidated Damages shall be Owner's sole and exclusive remedy for Contractor's failure to achieve Substantial Completion of a Unit on or before the Guaranteed Substantial Completion Date for such Unit; however, Delay

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Liquidated Damages are intended only to cover damages suffered by Owner as a result of delay and shall not affect the right of Owner to terminate the Agreement pursuant to Section 22.2(a)(iii) or its remedies provided for in Section 22.2 as a result of such termination.
13.2    Performance Liquidated Damages. If the Unit does not meet the Net Unit Electrical Output Guarantee due to Contractor's fault, Owner's remedy for such failure shall be to recover from Contractor Performance Liquidated Damages of two thousand dollars ($2,000) for each whole KWe that the Net Unit Electrical Output, as demonstrated by a Net Unit Electrical Output Test, is below the Net Unit Electrical Output Guarantee. The Parties agree that it would be extremely difficult and impracticable under presently known and anticipated facts and circumstances to ascertain and fix the actual damages Owner would incur in the event that the Unit fails to meet the Net Unit Electrical Output Guarantee, and, accordingly Owner's remedy for such failure shall be to recover from Contractor as liquidated damages, and not as a penalty, the Performance Liquidated Damages. In the event that Contractor has paid the Performance Liquidated Damages and as of the end of the first Operational Cycle (or the second Operational Cycle if long lead equipment or components were involved in the remedy) has been able to achieve the Net Unit Electrical Output Guarantee or has improved the Net Unit Electrical Output, Contractor shall be entitled to receive a refund of all or the applicable portion of the Performance Liquidated Damages paid, based on the difference between the Performance Liquidated Damages paid and the Performance Liquidated Damages due following Contractor's repair, replacement, adjustment or modifications to the Unit as demonstrated by a Performance Test, minus seven hundred fifty dollars ($750) per MW below the Net Unit Electrical Output Guarantee for each Day that the Unit operated below the Net Unit Electrical Output Guarantee. In no event shall the total Performance Liquidated Damages due under this Agreement exceed seven and one-half percent (7.5%) of the Contract Price per Unit (the "Performance Liquidated Damages Cap").
13.3    Performance Bonus. Following Substantial Completion, the Net Unit Electrical Output for the Unit will be measured when the Unit is at one hundred percent (100%) reactor power to determine an average Net Unit Electrical Output. If, as of the completion of the second Operational Cycle (a) the Unit capacity factor is above eighty percent (80%); and (b) the average Net Unit Electrical Output achieved by a Unit exceeds the Net Unit Electrical Output Guarantee, then Owner shall pay to Contractor a bonus (the “Performance Bonus”) of five million dollars ($5,000,000) for each whole MWe the Unit achieves above 1,117 MWe. For the purposes of the foregoing, "capacity factor" shall mean the ratio of the megawatt-hours produced compared to the megawatt-hours the Unit is capable of producing at rated power during an Operational Cycle, stated as a percentage, and any hours that the Unit is not producing megawatt-hours that are not attributable to the fault of Contractor shall be included as hours of production.
13.4    Payment. Delay Liquidated Damages and Performance Liquidated Damages, if due for a Unit, shall be due and payable by Contractor to Owner within thirty (30) Days following agreement by the Parties that such amount is due. The Performance Bonus, if due for a Unit, shall be paid within thirty (30) Days following the end of the second Operational Cycle of such Unit. If the payment of any such amount is disputed, then once the dispute is resolved, the additional amount due, if any, shall be paid, or the excess amount paid, if any, shall be refunded, by the applicable Party, within thirty (30) Days after the date of the final resolution, together

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with interest at a rate equal to the Prime Rate plus one percent (1%) per annum, applied from the original due date of the payment, until paid (or in the case of any overpayment, from the date paid until refunded by the Party).
ARTICLE 14 – WARRANTY
14.1    Equipment.
(a)    Equipment Warranty
(i)    Contractor warrants that the Equipment and each Unit shall be free from defects in design, workmanship and material and shall conform to the Specifications (the "Equipment Warranty").
(ii)    The Equipment Warranty shall commence upon the date scheduled for Substantial Completion of a Unit in the Project Schedule as of October 1, 2008 plus the number of Days of delay caused by Contractor and shall expire on the date that is twenty-four (24) months after that date for such Unit (the "Standard Equipment Warranty Period"); provided, however, if Owner exercises its option in Section 14.5 for any item of Equipment, the Warranty Period for such item of Equipment shall be the applicable Extended Equipment Warranty Period (as defined in Section 14.5).
(iii)    In the event that after the pouring of first safety-related concrete for the Unit but prior to Substantial Completion of such Unit, there is any delay in the performance of the Work caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, Contractor shall use commercially reasonable efforts to obtain an extension of the equipment warranty(ies) from Subcontractors for that Equipment designated by Owner so that Contractor can extend the Standard Equipment Warranty Period. The cost to Owner of such extended Equipment Warrant(ies), if obtained, shall be included in the Change Order to which Contractor shall be entitled as a result of such delay(s). For such Change Order, Contractor shall only markup the amount charged by the Subcontractor for such extended Equipment Warranty(ies) for Westinghouse's SGA and Stone & Webster's G&A and multipliers set forth in Exhibit G, and shall not include a markup for Pro Rata Profit. Any Contractor costs to administer such extended Equipment Warranties or for Contractor to provide the extended warranty without Subcontractor backing shall include Westinghouse's SGA and Stone & Webster's G&A and multipliers set forth in Exhibit G, and Pro Rata Profit consistent with the Profit applicable to the Consortium Member providing the Equipment.
(iv)    The Equipment Warranty does not apply to consumables and Equipment and material such as, but not limited to, gaskets, seals, filters, electronic tubes, packing, fuses, transistors and light bulbs which, by normal industry practices would be expected to be replaced during the Standard Equipment Warranty Period.
(v)    For Equipment which is placed into service prior to Substantial Completion, the Equipment Warranty shall commence upon such date when an item is placed into service and shall expire on the date that is twenty four (24) months after such date.  If, however, any such item of Equipment is placed into service prior to Substantial Completion and

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used by Contractor to support its performance of the Work, the Equipment Warranty shall commence upon the Substantial Completion Date of the First Unit and shall expire on the date that is twenty four (24) months after such date.  Contractor shall give notice to Owner within five (5) Business Days after such an item has been placed into service.
(b)    Remedy. If, for non-conforming Equipment discovered during the applicable Warranty Period, Owner promptly notifies Contractor, Contractor shall perform such repair or replacement as required to meet the Equipment Warranty. The repaired or replaced part shall be further warranted to be free from defects in workmanship and material for a period of one (1) year from the date of repair or replacement, until the end of the then-current Operational Cycle (for items that cannot be verified during normal operations) or until the expiration of the Standard Equipment Warranty Period, whichever is later; provided that in no event shall such warranty extend beyond five (5) years from the commencement of the Standard Equipment Warranty Period and provided further that the terms of the Extended Equipment Warranty shall govern with respect to such matters for each item of Equipment covered by an Extended Equipment Warranty. The decision to repair or replace shall be made by Contractor. Removal and reinstallation of the non-conforming Equipment shall be performed by Contractor at its expense; provided that, Owner shall provide working access to the Equipment (which shall include removing, disassembly, replacing and/or reinstalling adjacent or interfering Equipment, components, materials, systems or structures in the Unit to the extent necessary to permit Contractor to perform its warranty obligation on the non-conforming Equipment), it being understood that such removal, disassembly, replacing and/or reinstalling shall not adversely affect any warranties and, at the request of Contractor, shall furnish, without cost to Contractor, plant support personnel and facilities to assist in the removal, reinstallation, repair and other activities occasioned by this warranty as specified in Section 14.1(e). Should investigation by Contractor reveal that a defect is not covered by the Equipment Warranty, Owner agrees to reimburse Contractor for its expenses in connection therewith.
(c)    Warranty Work Deferral. At Owner's option, Warranty Work that impacts operation of the Facility may be deferred until the time of the Unit's next regularly scheduled maintenance outage and the Warranty provisions hereunder shall apply notwithstanding that such outage occurs after the end of the Standard Equipment Warranty Period. If Contractor advises Owner that deferral of the Warranty Work can reasonably be expected to result in damage to the Unit and/or Equipment which occurs after Contractor's advice and results from deferral of such Warranty Work, Owner may elect to use the Unit and/or Equipment at its risk. In no event may Owner defer the Warranty Work beyond eighteen (18) months from the date it would have been performed by Contractor without Owner's deferral.
(d)    Additional Owner Obligations. As long as any Equipment supplied hereunder is subject to warranty, Owner shall:
(i)    Afford Contractor an opportunity to review Owner's system of developing and recording data related to Facility performance;
(ii)    Provide, without cost to Contractor, any required decontamination to reasonable limits that shall allow Contractor to perform its obligations under this Article 14

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and all necessary personnel and facilities for the removal, reinstallation, repair and other Site activities that may be occasioned by the presence of radioactive contamination;
(iii)    Provide authorized personnel of Contractor and its Subcontractors reasonable access to the Facility should Contractor decide to observe the manner in which the Facility is operated and maintained;
(iv)    Provide authorized personnel of Contractor and its Subcontractors reasonable access to operation and maintenance records of Owner; and
(v)    Afford Contractor at its expense the opportunity to attend and be heard during the presentations to any Government Authority relating to the Facility and Equipment performance.
Should Owner not provide such of the foregoing as are required by Contractor, such action shall cause Contractor's obligations to terminate with respect to the particular claimed defect to the extent that Owner's failure caused prejudice to Contractor.
(e)    Working Access to Equipment and Plant Support Activities to be Provided by Owner. The plant support personnel and facilities to be provided by Owner in accordance with Section 14.1(b) are as follows:
(i)    operations support to establish the required plant conditions for the repairs;
(ii)    make the plant systems, structures, and components available and placed in the proper configuration;
(iii)    provide the valve clearances and tag-outs necessary;
(iv)    provide the necessary licensed operators in the control room and containment as required by the COL;
(v)    establish and maintain appropriate and acceptable industrial safety conditions in accordance with Laws, Good Industry Practices, and utility policy such that reasonably unencumbered access to the required work areas is enabled for all personnel;
(vi)    as appropriate, provide body harnesses and/or personal flotation devices in sufficient quantities such that reasonably unencumbered access to the required work areas is enabled for all personnel;
(vii)    provide safe scaffolding meeting applicable OSHA standards (as required);
(viii)    provide suitable ambient lighting;

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(ix)    provide free and unobstructed access to the Site, including maintained storage areas and roadways. Floor conditions shall be suitable for crane and truck operation;
(x)    provide access such as remove/reinstall cubicle plugs and other related plant facilities, such as piping, ductwork, cable trays, platforms, insulation, etc.;
(xi)    provide logistics support and labor for moving equipment/materials into and out of the plant and shipping;
(xii)    provide lay down area(s) for equipment storage, set-up, staging and operation. Area requirements shall depend on the scope of services performed;
(xiii)    provide areas for storage of low specific activity and clean equipment boxes and/or cargo containers. The area(s) shall vary depending on storage configurations and scope of services;
(xiv)    establish and maintain appropriate and acceptable radiological conditions in accordance with Laws, Good Industry Practices, and utility policy such that reasonably unencumbered access to the required work areas is enabled for all personnel;
(xv)    provide anti-contamination clothing, lockers, change area, dosimetry, health physics and radiation protection service and badging for Site access as typically required;
(xvi)    provide official whole body exposure data for Contractor personnel upon personnel departure from the Site;
(xvii)    provide Gamma isotopic analysis to determine radioactivity of waste;
(xviii)    provide breathing air and respiratory protection as necessary;
(xix)    provide plant compressed air as required;
(xx)    provide air for ventilation;
(xxi)    provide 110V, 220V and 480V power as required;
(xxii)    provide plant and deionized water;
(xxiii)    make available to Contractor, and maintain in an operable condition those hand tools, special tools, and calibrated equipment necessary;
(xxiv)    allow access to machine shop and welding facilities, and hot tool crib access, as required;

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(xxv)    provide crane operators, including polar crane availability on an as scheduled basis, and any other personnel necessary to complete the tasks outside of Contractor scope;
(xxvi)    provide for consumables such as wipes and rags, and disposal of all contaminated materials;
(xxvii)    provide QA/QC coverage as required in the Site approved procedures; and
(xxviii)    provide outside phone lines, sanitation facilities and drinking water.
(f)    Conditions. Such repair or replacement shall constitute complete fulfillment of Contractor obligation under the Equipment Warranty, and upon the expiration of the applicable Warranty Period, all such obligations shall terminate.
14.2    Services Warranty. Contractor warrants that the Services shall be performed by qualified persons and using competent professional knowledge and judgment and shall conform to Good Industry Practices and the requirements of this Agreement (the "Services Warranty"). If any portion of the Services fails to comply with this Services Warranty and Owner promptly notifies Contractor of such non-conformance along with evidence which reasonably demonstrates Contractor's culpability, Contractor shall promptly re-perform the non-conforming Services and any additional Work required under the Equipment Warranty without additional compensation from Owner. The Services Warranty Period shall be concurrent with the Standard Equipment Warranty Period (the "Services Warranty Period").
At Owner's option, Warranty Work may be deferred until the time of the Unit's next regularly scheduled maintenance outage and the Warranty provisions hereunder shall apply notwithstanding that such outage occurs after the end of the Services Warranty Period. If Contractor advises Owner that deferral of the Warranty Work can reasonably be expected to result in damage to the Unit and/or Equipment which occurs after Contractor's advice and results from deferral of such Warranty Work, Owner may elect to use the Unit and/or Equipment at its risk. In no event may Owner defer the Warranty Work beyond eighteen (18) months from the date it would have been performed by Contractor without Owner's deferral.
14.3    Warranty of Title. Contractor represents and warrants that the Work, including the Equipment furnished by it and its Subcontractors that become part of the Facility or are furnished to Owner as spare parts shall be legally and beneficially owned by Owner free from any Liens (other than Liens created by the actions of Owner, including non-payment). In the event of any nonconformity with this warranty, Contractor, at its own expense, upon written notice of such failure, shall indemnify, defend and hold harmless Owner from the consequences of such defect in title and such obligations shall survive the expiration, cancellation or termination of this Agreement.

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14.4    Limitations and Disclaimers.
(a)    THE WARRANTIES AND GUARANTEES AND RELATED REMEDIES SET FORTH IN THIS ARTICLE 14 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES AND RELATED REMEDIES WHETHER STATUTORY, EXPRESS OR IMPLIED (INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE IN TRADE) AND WHETHER CLAIMS BY OWNER ARE BASED IN CONTRACT OR IN TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY).
(b)    Any warranties not expressly made herein are expressly waived by Owner.
(c)    Notwithstanding the foregoing provisions of this Article 14, Contractor shall have no liability hereunder for non-conformance or failure of Equipment, or material, or performance, that results, in whole or in part, from:
(i)    Operation of the Equipment outside of the design basis of the Equipment or integrated system.
(ii)    Following Turnover of a system or structure, improper use, or abnormal handling, storage, operation or maintenance of the Equipment or material therein, or operation outside the guidelines of the Specifications, including employment at any time for purposes other than those for which such Equipment and material are intended, or under other abnormal conditions or incompetent supervision.
(iii)    Alteration, abuse or misuse of the Equipment by persons other than Contractor, its Subcontractors and the employees and agents of either.
(iv)    Any operation or maintenance of the Equipment that is not in accordance with the Unit Operating Procedures and Maintenance Procedures.
(v)    Operation by personnel not qualified in accordance with Section 3.6(g).
(d)    Contractor shall be relieved from fulfilling its warranty obligations as specified in this Article 14 if:
(i)    A Nuclear Incident occurs through no fault of Contractor and gives rise to the non-conformance, and
(ii)    All the consequences, including radiation, of such Nuclear Incident preventing Contractor from performing such warranty obligations are not removed within the applicable Warranty Period.

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14.5    Extended Equipment Warranty. No later than six (6) months following issuance of the Full Notice to Proceed, Contractor shall provide to Owner an option for extended warranties for the steam generator, reactor vessel head, reactor cooling pumps, pressurizer, main turbine, main turbine generator and main step-up transformers. At the time of providing the option, Contractor also shall provide information as to the duration of such warranties, the price for such extended warranties (which shall be developed using the same pricing methodology as the pricing for the Equipment to which such extended warranties apply) and any special terms applicable to such extended warranties (each, an "Extended Equipment Warranty"). Owner shall have the right to exercise its option for any such Extended Equipment Warranty within the time period specified for the exercise of the option by the Equipment vendor. The terms of such Extended Equipment Warranties shall be set forth in Exhibit W. The time period beyond the Standard Equipment Warranty Period to which each such Extended Warranty applies is referred to as the "Extended Equipment Warranty Period" for such piece of Equipment.
14.6    Limitation on Warranty Liability. Contractor's total liability under or in connection with the liabilities in this Article shall not exceed the amount provided in Section 17.2; provided, that such limitation shall not apply to Contractor's warranty of title under Section 14.3.
ARTICLE 15     – INDEMNITY
15.1    Contractor Indemnity. Except with respect to a Nuclear Incident, Contractor shall indemnify, defend and hold harmless Owner, its Affiliates, and their respective partners, shareholders, officers, directors, and lenders from and against Third Party Claims and costs and expenses associated therewith (including attorneys' fees) from any injury of or death to natural persons, or damage to or destruction of third party property (i.e., property other than the Facility or other property belonging to Owner) to the extent arising from (i) the negligent or willful acts or omissions of Contractor or its Personnel or Invitees acting within the scope of their employment or for which applicable Law would otherwise hold Contractor liable for such acts or omissions, (ii) any Liens arising from nonpayment to any Subcontractor in connection with the Work, provided that Contractor has been paid in accordance with this Agreement, or (iii) the release on or from the Site of any Hazardous Materials, but only to the extent such release is due to Contractor's or a Subcontractor's or their Personnel's or Invitees' negligence or willful misconduct while acting within the scope of their employment or for which applicable Law would otherwise hold Contractor liable for such acts or omissions. Contractor's obligations in this Section 15.1 are limited to the proceeds of the insurances required to be provided hereunder, provided that if the insurance program is a Contractor controlled insurance program, the limit shall be the amount of the proceeds from such insurance (or the proceeds which would have been received, if Contractor had not failed to obtain such insurance). Contractor's obligations in this Section 15.1 are further conditioned upon Owner giving Contractor prompt notice of any known claims for which it seeks indemnity hereunder (along with documentation which reasonably evidences Contractor's responsibility thereof) and Owner providing such assistance and cooperation in the defense of indemnified claims as Contractor shall reasonably request as set forth in more detail in Section 15.5. In the event that Owner or Owner Interests incur any cost, loss, damage or expense arising out of or resulting from any Third Party Claim for which

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Contractor is required to indemnify Owner or Owner Interests pursuant to this Section 15.2, Contractor shall promptly reimburse Owner for such cost, loss, damage or expense.
15.2    Owner's Indemnity. Except with respect to a Nuclear Incident, and subject to limitations on Santee Cooper's obligations as a matter of South Carolina law, Owner shall indemnify, defend and hold harmless Contractor and Contractor Interests from and against Third Party Claims and costs and expenses associated therewith (including attorneys' fees) from any injury of or death to natural persons, and damage to or destruction of third-party property (i.e., property other than that belonging to Contractor and Contractor Interests) to the extent arising from (i) the negligent or willful acts or omissions of Owner or its Personnel or Invitees (other than Contractor or its Personnel or its Invitees) acting within the scope of their employment or for which applicable Law would otherwise hold Owner liable for such acts or omissions; and (ii) any contamination of the environment or injury to natural resources as a result of any Hazardous Materials on, at or under the Site to the extent such contamination or injury occurs through the fault, negligence, willful misconduct or strict liability of Owner or its Personnel or Invitees (other than Contractor or Contractor's Personnel or Invitees) acting within the scope of their employment or for which applicable Law would otherwise hold Owner liable for such acts or omissions. Owner obligations in this Section 15.2 are limited to the proceeds of the insurances required to be provided hereunder, provided that if the insurance program is an OCIP, the limit shall be the amount of the proceeds from such insurance (or the proceeds which would have been received, if Owner had not failed to obtain such insurance). Owner's obligations in this Section 15.2 are further conditioned upon Contractor giving Owner prompt notice of any claims for which it seeks indemnity hereunder (along with documentation which reasonably evidences Owner's responsibility thereof) and Contractor providing such assistance and cooperation in the defense of indemnified claims as Owner shall reasonably request as set forth in more detail in Section 15.5. In the event that Contractor or Contractor Interests incur any cost, loss, damage or expense arising out of or resulting from any Third Party Claim for which Owner is required to indemnify Contractor or Contractor Interests pursuant to this Section 15.2, Owner shall promptly reimburse Contractor for such cost, loss, damage or expense.
15.3    Intellectual Property Indemnity. Contractor shall assume at its sole option and expense, the settlement or defense of any and all claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Owner to the extent based on a Third Party Claim that any Facility, Unit, Work and/or Equipment furnished by Contractor results in an infringement, or claim of infringement by Contractor, of any patent, trademark, copyright or any other similar intellectual property protection issued by a duly authorized Government Authority of the United States, Canada, a European Union country, or another country where the Equipment was manufactured in connection with the Facility, a Unit, the Work and/or Equipment furnished by Contractor hereunder, except where the same resulted from following directions, specifications, drawings, plans or procedures prepared by Owner or by third parties for Owner and selected by Owner. If a suit is brought against Contractor based on any Facility, Unit, Work and/or Equipment supplied by Contractor which implements any such Owner directions, specifications, drawings plans or procedures, Owner shall protect Contractor to the same extent that Contractor has agreed to protect Owner hereunder.

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In the event any Facility, Unit, Work and/or Equipment so defended is held to constitute infringement or its use is enjoined, Contractor shall, at its own expense and option, either: (a) procure for Owner the right to continue to use such Facility, Unit, Work and/or Equipment; (b) re-perform the Work or replace the Facility, Unit and/or Equipment with substantially equivalent noninfringing Facility, Unit, Work and/or Equipment; or (c) modify the Facility, Unit, Work and/or Equipment so that it becomes noninfringing; provided, however, that such Work re-performed and Facility, Unit and/or Equipment replaced or modified conforms to the requirements of this Agreement.
THIS IS AN EXCLUSIVE STATEMENT RELATING TO INTELLECTUAL PROPERTY RIGHTS AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.
15.4    Owner's Nuclear Incident Indemnity.
(a)    Notwithstanding any other provision to the contrary, Owner shall, without cost to Contractor Interests, obtain and maintain "financial protection" and an "indemnification agreement", for protection against liability for Nuclear Incidents (including master worker coverage), both in such form and amount as shall satisfy the requirements of Section 170 of the Atomic Energy Act of 1954, as amended. In the event that the nuclear liability protection contemplated by Section 170 of the Atomic Energy Act of 1954, as amended, is repealed, changed, or is not renewed, Owner shall maintain in effect, to the extent available on commercially reasonable terms, liability protections through governmental indemnity, limitation of liability and/or insurance of comparable coverage which shall not result in a material impairment of the protection afforded Contractor Interests by such nuclear liability protection which is in effect as of the Effective Date, taking into account the availability and cost of such coverage, customary practice in the United States commercial nuclear utility industry for plants of similar size and character of the Facility and other relevant factors in light of the then existing conditions. To the extent available on commercially reasonable terms, Owner shall ensure that Contractor Interests are included in the omnibus definition of "insured" under such alternate insurance coverage or are otherwise included as an additional insured at no cost to Contractor Interests.
(b)    Owner shall prior to the initiation of Work at the Site and without cost to Contractor, obtain and maintain property insurance for protection against liability for Nuclear Incident on the Facility and the existing adjacent nuclear generation facility in a form and amount required by the Nuclear Regulatory Commission and the current customary industry practice from time to time, providing protection against loss or damage to the Facility and the existing adjacent nuclear generation facility. Such insurance shall cover Contractor Interests, as their interests may appear. Owner hereby waives all rights of recovery and subrogation on behalf of itself and its insurers against Contractor Interests for any loss or damage covered by such property insurance during the Work and thereafter, including the deductibles under any insurance policy.
(c)    None of Contractor Interests shall be liable to Owner or its insurers or any other party for (i) any on-Site property (and existing nuclear facility at the V.C. Summer Station) loss or damage due to any nuclear energy hazard, and (ii) losses or damages caused by reason of unavailability of the nuclear power and existing adjacent nuclear station, or by reason of

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shutdowns of the station or other facilities or service interruptions (including loss of profits or revenue, inventory or use charges, cost of replacement power, cost of capital or claims by customers) or for any other indirect, special, incidental, punitive or consequential loss, damage or injury, whether or not based on any claim or a negligent or faulty act or strict liability due to any nuclear energy hazard. To the extent Owner or its insurers recover damages from a third party for damage due to the nuclear energy hazard to which the foregoing waivers apply, Owner shall indemnify Contractor Interests against any liability which such third party recovers over from Contractor and/or its Subcontractors for any such loss or damage. In the event that Contractor Interests incur any cost, loss, damage or expense arising out of or resulting from a claim by a third party based on Owner's recovery of such damages, Owner shall promptly reimburse Contractor for such cost, loss, damage or expense. As used in this Section 15.4, the term "nuclear energy hazard" shall mean radioactive, toxic, explosive or other hazardous properties of "source material", "special nuclear material", or "by-product material" as such terms are defined in the Atomic Energy Act of 1954, as amended. Owner on behalf of itself and its insurers, hereby waives any right of recovery and subrogation against Contractor and Contractor Interests for any loss or damage (whether direct, indirect, consequential or otherwise) whether or not based on any claim or a negligent or faulty act or strict liability, due to any nuclear energy hazard, during the performance of the Work and thereafter.
(d)    As used in this Section 15.4, the term "on-Site property" means any property at the site of a nuclear facility as defined in the nuclear liability policy for the Site for nuclear liability and indemnity purposes; the term "damage" means loss, damage or loss of use; the term "liable" or "liability" means liability of any kind at any time, whether in contract, tort (including negligence) or otherwise.
(e)    The provisions hereof providing for limitations of or protection against Contractor's liability shall survive termination of this Agreement or completion of the Work hereunder.
15.5    Indemnity Procedures.
(a)    The indemnifying Party shall have the right to conduct and control, through counsel of its own choosing, reasonably acceptable to the indemnified Party, any Third Party Claim, provided that, upon acceptance of the indemnity obligations hereunder, the indemnifying Party shall waive any right to protest or challenge its indemnity obligations. The indemnifying Party shall keep the indemnified Party fully informed in the conduct of the proceeding. The indemnified Party shall be entitled to participate at its cost in any such action.
(b)    The indemnified Party may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if (i) the indemnifying Party shall fail to defend any Third Party Claim, (ii) the Parties mutually agree in writing to allow the indemnified Party to assume the defense of such Third Party Claim and forego any indemnity claimed under this Article, (iii) in the reasonable opinion of legal counsel for the indemnified Party, such Third Party Claim involves the potential imposition of a criminal liability on the indemnified Party, its directors, officers, employees or agents, or (iv) in the reasonable opinion of legal counsel for the indemnified Party, an actual or potential conflict of interest exists where it is advisable for such indemnified Party to be represented by separate counsel, then the

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indemnified Party shall be entitled to control and assume responsibility for the defense of such Third Party Claim, at the cost and expense of the indemnifying Party (except in the case of (ii) above, in which the indemnified Party agrees to forego the indemnity). The indemnifying Party may, in any event, participate in such proceedings at its own cost and expense. The indemnified Party shall not have the right to settle without the written consent of the indemnifying Party (which consent shall not be unreasonably withheld), unless, in the written opinion of the indemnified Party's legal counsel, such claim is meritorious.
(c)    The indemnifying Party, in the defense of any such litigation, other proceeding or other claim, shall have the right in its sole discretion to settle such Third Party Claim only if (i) settlement involves only the payment of money and execution of appropriate releases of the indemnified Party, (ii) there is no finding or admission of any violation of Law or violation of the rights of the indemnified Party, and (iii) the indemnified Party shall have no liability with respect to such compromise or settlement. Otherwise, no such Third Party Claim shall be settled or agreed to without the prior written consent of the indemnified Party, which shall not be unreasonably withheld.
(d)    The indemnified Party and the indemnifying Party (i) shall fully cooperate in good faith in connection with such defense and shall cause their legal counsel and accountants to do the same; (ii) shall make available to the other Party all relevant books, records, and information (in such Party's control) during normal business hours; and (iii) shall furnish to each other, at the indemnifying Party's expense, such other assistance as the other Party may reasonably require in connection with such defense, including making employees of the indemnified Parties available to testify and assist others in testifying in any such proceedings.
ARTICLE 16 – INSURANCE
16.1    Phase I Insurance Requirements.
(a)    Except as otherwise provided hereunder, Contractor agrees to furnish and maintain at all times during the course of the Phase I Work to be performed hereunder, Worker's Compensation, liability and other insurance coverage required hereunder and in the amounts as follows:
(i)    Worker's Compensation - Statutory. Coverage shall include U.S. Longshoremen's and Harbor Workers Act coverage where applicable. The insurance purchased pursuant to this Section 16.1(a)(i) shall include an "All States" endorsement.
(ii)    Employer's Liability, including an "All States" endorsement - one million dollars ($1,000,000). Coverage shall include U.S. Longshoremen's and Harbor Workers Act coverage where applicable.
(iii)    Commercial General Liability, (excluding professional liability) including Contractual, Independent Contractors, - Bodily Injury and Property Damage Combined Single Limit - two million dollars ($2,000,000) Each Occurrence, two million dollars ($2,000,000) Aggregate, Personal Injury - two million dollars ($2,000,000). Products and Completed Operations - two million dollars ($2,000,000).

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(iv)    Automobile Liability coverage including owned, hired, and non-owned automotive equipment used in connection with the insured operation - Bodily Injury and Property Damage Combined - two million dollars ($2,000,000) Each Occurrence. Owner shall provide similar coverage for any of its owned, hired and non-owned automotive equipment.
(v)    Contractor's Equipment Coverage - in the amount of the value of the equipment through insurance or self insurance.
(vi)    Pollution Liability on a project basis, which includes the sudden or accidental release of any material that may be considered a pollutant at or around the Site, as a result of the Work done by Contractor or any tier Subcontractor - one million dollars ($1,000,000) Each Occurrence, two million dollars ($2,000,000) Aggregate. Notwithstanding the foregoing, this coverage shall be taken out within ninety (90) Days after the Effective Date.
(vii)    Open Cargo Insurance must be obtained on materials and equipment to be transported to the Site.
(viii)    Umbrella Form Excess Liability Insurance with a coverage limit of ten million dollars ($10,000,000)
(ix)    Professional Liability on a project basis with a coverage limit of ten million dollars ($10,000,000) per claim and aggregate for the Work. Notwithstanding the foregoing, this coverage shall be taken out within ninety (90) Days after the Effective Date.
(b)    Builder's Risk Insurance, if needed, as determined by Owner in consultation with Contractor, shall be purchased by Owner at limits and coverages and other provisions as enumerated in Section 16.2(a)(ii), naming Owner, Contractor, and Subcontractors as additional insureds. The liability of Contractor for any loss or damage to any equipment or materials, Work, completed Facility and surrounding Owner property shall be as provided in Section 16.2(a)(ii). Should Owner decide not to procure such coverage until the commencement of Phase II, Contractor’s liability for any loss or damage during Phase I, whether based on contract, tort (including fault, negligence and strict liability) or otherwise, shall not exceed one hundred thousand dollars ($100,000) for any occurrence as if Owner had procured a standard Builder’s Risk policy subject to the limitations in Section 16.2(a)(ii). Contractor’s liability for the payment of such amount shall not be reimbursable hereunder. Owner shall reimburse Contractor on a Time and Materials Basis to remedy such loss or damage that exceed such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise.
16.2    Phase II Insurance Requirements.
(a)    For Phase II, Owner shall have the option of implementing an Owner Controlled Insurance Program (“OCIP”), as set forth in Exhibit U. If Owner decides not to implement the OCIP, Contractor will have the right to implement a Contractor-Controlled Insurance Program (“CCIP”), implementing the provisions of Exhibit U. Contractor shall be reimbursed for the CCIP by Owner on a Time and Materials Basis. The Parties recognize that Exhibit U is written for an OCIP, and will need to be modified accordingly if a CCIP is to be

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implemented. If neither an OCIP or a CCIP is implemented, each of Owner and Contractor, as applicable, shall maintain the coverages specified in Section 16.1, with the following exceptions, such coverages to be reimbursed by Owner on a Time and Materials Basis:
(i)    the coverage limit for the Umbrella Excess Liability shall be increased to one hundred million dollars ($100,000,000) per occurrence and aggregate.
(ii)    Builder's Risk Insurance, if not already obtained, shall be obtained at limits determined appropriate by the Parties. Such Builder's Risk policy shall (A) name Contractor and all Subcontractors as additional insureds (without having any liability for the payment of premiums); (B) cover all risks of loss or damage to the Facility (I) during construction, and (II) if not covered by the Open Cargo Insurance, during transportation of any materials and equipment, and (III) during storage, (IV) during the Work, and (V) until replaced by Owner's Operating Property coverages, and (VI) with limits of coverage equal to the maximum credible loss to the Facility as agreed to by the Parties; and (C) provide coverage for resultant damage due to any error in design, defects in equipment or material or faulty workmanship; and (D) provide delay in start-up coverage (subject to a commercially reasonable deductible), if available on a commercially reasonable basis. Any recovery under the delay in start-up coverage resulting from an event that gives rise to a covered claim under this policy shall reduce any Delay Liquidated Damages by the same amount. Notwithstanding any other provision to the contrary, Owner on behalf of itself and the insurer hereby waives all rights of recovery and subrogation against Contractor and its Subcontractors, and their Affiliates and Personnel, including any losses within the deductibles and any excess losses; provided that Contractor shall be liable for Owner's deductible under its property insurance policy(ies); provided further, and notwithstanding any other provision to the contrary, that the liability of Contractor and Contractor Interests for any loss or damage to any equipment, materials, Work, completed Facility and surrounding Owner property shall be limited to claims arising to the extent of Contractor's negligence and shall in no event exceed one hundred thousand dollars ($100,000) for any occurrence. Contractor’s liability for the payment of such amount shall not be reimbursable hereunder. Owner shall reimburse Contractor on a Time and Materials Basis to remedy such loss or damage that exceed such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise; provided, however, should any such loss or damage not be covered by the builder’s risk coverage provided hereunder and such coverage would have been in effect but for the dishonest, criminal or fraudulent acts of Contractor or its Personnel (for which Contractor is liable under applicable Law) which cause such coverage to be denied to Owner due to a violation of such policy conditions, Owner shall not be obligated to reimburse Contractor for such corrective work. Any such denial of insurance coverage that allegedly results from any such insurance condition may be disputed and/or appealed by Contractor at law or in equity, and Owner shall reasonably cooperate with Contractor in connection with any such dispute or appeal. The foregoing provisions are for the sole benefit of Owner, and the Parties do not intend such provisions to be for the benefit of any third party, including without limitation any insurer.
(b)    Regardless of whether Owner or Contractor adopts an OCIP or CCIP, as applicable, Contractor shall be responsible for maintaining the following insurance coverages during Phase II:

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(i)    Professional Liability: Contractor shall continue to carry Professional Liability Insurance described under Section 16.1(a)(ix).
(ii)    Pollution Liability: Contractor shall continue to carry Pollution Liability Insurance described under Section 16.1(a)(vi) with an increased coverage limit of two million dollars ($2,000,000) per occurrence and four million dollars ($4,000,000) in the aggregate.
(iii)    Employment Practices Liability: Contractor shall carry Employment Practices Liability on a project basis with a coverage limit of five million dollars ($5,000,000) per occurrence and in the aggregate.
16.3    Provisions Applicable to all Coverages.
(a)    After the execution of this Agreement and prior to the commencement of any Work, each Party shall have on file with the other party (and in the case of Owner, Owner's Supplier Relations Department) the applicable insurance certificate(s). Such certificate(s) shall provide that thirty (30) Days written notice be given to the other Party prior to any material change or cancellation of the insurance. Other than the OCIP or CCIP, as applicable, the Builder’s Risk Insurance and Owner’s Operating Property coverages, each Party shall name the other Party, its subsidiaries and their successors and assigns, as additional insured (except for Worker's Compensation and Professional Liability and Pollution Liability coverage) for their vicarious liability arising out of such Party’s negligent operations or such Party shall be covered under the omnibus provisions thereof. For the OCIP or CCIP, as applicable, and Owner’s Operating Property coverage, each Party and Contractor Interests shall be named as an additional insured thereon, at no cost to Contractor. All policies shall be written to include a waiver of subrogation in favor of the other Party and its Affiliates and Contractor Interests during the performance of the Work and thereafter. Owner’s policies for Builder's Risk Insurance and other coverages obtained pursuant to the OCIP shall be subject to the Contractor’s review and approval, which shall not be unreasonably withheld. Contractor's policies procured under this Agreement shall be subject to Owner’s review, in the event of a claim seeking damages from Contractor and/or Owner in excess of one million dollars ($1,000,000).
(b)    All such insurance shall be with sound insurance companies which have an AM Best Rating of A- VII as the minimum and authorized to do business in the state where the Work is to be performed. None of the liability policies shall have any "other insurance" clause or language which would jeopardize the primacy of Contractor’s insurance with respect to Owner’s self-insured retention or excess insurance. The above Contractor requirements may be met by both Consortium Members providing separate certificates. Any such limits of coverages may be met in one or more layers of coverage.
(c)    Neither a failure of a Party to provide the required certificate of insurance nor such Party's submission of a certificate of insurance not in conformance with the insurance requirements stated herein shall relieve such Party from the obligation to have in force the required insurance coverages.

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(d)    Each Party is responsible for any deductibles associated with its policies of insurance or its self-insured retentions, except as otherwise provided hereunder.
(e)    Contractor understands that Owner may have an administrator on-Site at all times in which Contractor or its Personnel are at the Site. Contractor shall interface and cooperate with Owner's administrator. Additionally, Contractor shall follow any recommendations made by the NRC, Nuclear Electric Insurance Limited ("NEIL"), the Institute of Nuclear Power Operators ("INPO") and American Nuclear Insurers ("ANI").
ARTICLE 17 – LIMITATION OF LIABILITY
17.1    No Consequential Damages. EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL CONTRACTOR OR CONTRACTOR INTERESTS BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.) OR TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), UNDER ANY WARRANTY OR OTHERWISE, RELATING TO OR ARISING OUT OF THE WORK OR THIS AGREEMENT, FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY, INCLUDING ANY SUCH DAMAGES WHICH RESULT FROM LOSS OF USE OF PROPERTY, EQUIPMENT OR SYSTEMS, LOSS BY REASON OF FACILITY SHUTDOWN OR SERVICE INTERRUPTION, COSTS OF CAPITAL OR EXPENSES THEREOF, LOSS OF PROFITS OR REVENUES OR THE LOSS OF USE THEREOF, OR COST OF PURCHASED OR REPLACEMENT POWER (INCLUDING ADDITIONAL EXPENSES INCURRED IN USING EXISTING POWER FACILITIES) OR FROM CLAIMS OF CUSTOMERS.
17.2    Maximum Total Liability; Time Limitation. WITH RESPECT TO A UNIT, NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY, CONTRACTOR'S AND CONTRACTOR INTERESTS' TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT, ARISING OUT OF OR IN CONNECTION WITH THE WORK OR THIS AGREEMENT, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, SHALL NOT EXCEED AN AGGREGATE AMOUNT EQUAL TO TWENTY-FIVE PERCENT (25%) OF THE PAYMENTS FOR SUCH UNIT THAT HAVE BEEN MADE TO CONTRACTOR AS OF THE DATE OF THE EVENT OR CIRCUMSTANCE GIVING RISE TO THE CLAIM (THE "MAXIMUM LIABILITY AMOUNT"). FOR THE PURPOSE OF DETERMINING WHETHER THE MAXIMUM LIABILITY AMOUNT HAS BEEN MET, INSURANCE PROCEEDS RECEIVED FROM THE INSURANCE POLICIES REQUIRED TO BE MAINTAINED UNDER THIS AGREEMENT SHALL NOT BE INCLUDED. THE MAXIMUM LIABILITY AMOUNT SHALL NOT APPLY TO A BREACH OF THE WARRANTY OF TITLE SET FORTH IN SECTION 14.3; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL CONTRACTOR'S LIABILITY FOR A BREACH OF THE WARRANTY OF TITLE EXCEED THE AMOUNT OF THE CONTRACT PRICE PAID TO CONTRACTOR AS OF THE DATE OF SUCH BREACH. IN NO EVENT MAY ANY CLAIM BY OWNER AGAINST CONTRACTOR ARISING OUT OF OR IN CONNECTION WITH THE WORK OR THIS AGREEMENT,

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WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE BE BROUGHT, WITH RESPECT TO A UNIT, MORE THAN TWO (2) YEARS AFTER THE END OF THE STANDARD EQUIPMENT WARRANTY PERIOD (EXCEPT FOR ANY LIABILITY ASSOCIATED WITH BREACH OF AN EXTENDED EQUIPMENT WARRANTY, WHICH MUST BE BROUGHT NO LATER THAN SIX (6) MONTHS AFTER THE END OF THE EXTENDED EQUIPMENT WARRANTY PERIOD APPLICABLE TO SUCH ITEM OF EQUIPMENT).
17.3    Division of Liability.
(a)    The Consortium Members agree that they are jointly and severally liable for Contractor's performance obligations hereunder, except that in no event shall Stone & Webster have or assume any loss, damage or liability for or in connection with the supply, design, analyses or operation of the reactor vessel, reactor vessel head, reactor internals, reactor coolant pumps, steam generators, pressurizer, squib valves, or main reactor coolant loop piping, whether arising in contract (including breach, warranty, indemnity or otherwise) and however caused, including fault, negligence, strict liability or otherwise.
(b)    SCE&G and Santee Cooper agree that they are jointly and severally liable for Owner's obligations hereunder, to the extent such joint and several liability does not conflict with South Carolina Law applicable to Santee Cooper. To the extent the prior sentence conflicts with South Carolina Law, then notwithstanding that both SCE&G and Santee Cooper are named in this Agreement as "Owner", as between Contractor and Owner, SCE&G shall be solely liable for the obligations and liabilities of Owner hereunder.
ARTICLE 18 – LIENS
18.1    Liens. Contractor shall keep the Facility, the Site and the Equipment free from Liens (other than liens arising from acts of Owner or Owner's failure to pay amounts due to Contractor), and shall promptly notify Owner of any known Liens filed against the Facility, the Site, or the Equipment and any structures comprising the Facility or located on the Site. If Owner seeks Contractor's indemnification for any Lien, Owner shall:
(a)    Give Contractor prompt written notice of any Lien of which it has knowledge; and applicable documentation regarding the Lien;
(b)    Cooperate in the defense of litigation relating to the Lien; and
(c)    Give Contractor sole control of the defense and settlement, to the extent of Contractor's liability, for the Lien if Contractor confirms in writing an obligation to indemnify Owner with respect to the Lien.
18.2    Discharge or Bond. Contractor shall take prompt steps to discharge or bond any Lien filed against the Facility, any Equipment, and any structures comprising the Facility or located on the Site by any Subcontractor based on a claim for payment by Contractor in connection with the Work. Contractor shall have the option of providing an indemnity to Owner

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in lieu of discharging or providing a bond, for up to a nine (9) month period to allow Contractor a reasonable time to resolve the cause of the filing of the Lien. If Contractor fails to indemnify, discharge or promptly bond any Lien, Owner shall have the right, upon notifying Contractor in writing and providing Contractor reasonable time to indemnify, discharge or bond the Lien, to take any and all reasonable actions and steps to satisfy, defend settle or otherwise remove the Lien at Contractor's expense, including reasonable attorneys' fees, costs and expenses. Owner shall have the right to recover these expenses from Contractor. Contractor shall have the right to contest any Lien, provided it first provides to Owner the indemnity provided for above or it may provide the lien holder, a court or other third Person, as applicable, a bond or other assurances of payment necessary to remove the Lien related to the Work from the Site and the Facility in accordance with the Laws of the State of South Carolina.
ARTICLE 19 – PROPRIETARY DATA
19.1    Protection of Owner Proprietary Data.
(a)    Any Proprietary Data of an Owner disclosed to Contractor shall be marked "Proprietary" or the like on each page in which the respective party claims a proprietary or confidential interest therein (or for electronic data, on the opening screen of such data). If Contractor receives information which it recognizes as being Proprietary Data, but which has not been marked as such, it shall promptly notify Owner and mark the information as Proprietary Data.
(b)    In the use of any Owner Proprietary Data by Contractor for the purpose of providing required information to, and/or securing Government Approvals from, any Government Authority, Owner and Contractor shall cooperate to minimize the amount of such information furnished consistent with the interests of Owner and the requirements of the Government Authority involved.
(c)    Contractor agrees that it shall not, during or after the term of this Agreement, disclose any Proprietary Data of Owner and its Affiliates, which is provided to Contractor during the performance of Work under this Agreement, including but not limited to, their costs, charges, rates, records, operating procedures, and methods of doing business, to any Person (other than Subcontractors as required for the performance of the Work), or to the general public for any reason or purpose whatsoever without the prior written consent of Owner, and that such Proprietary Data received by Contractor shall be used by it exclusively in connection with the performance of its responsibilities relating to the Work. However, nothing herein shall prevent Contractor from disclosing Proprietary Data of Owner or its Affiliates as required by Law or an order of a Government Authority; provided that Contractor shall, if Contractor has adequate advance notice, give Owner reasonable notice so as to allow Owner to seek a protective order or similar protection, and nothing herein shall prevent Contractor from disclosing to the appropriate Government Authority any noncompliance with or violation of laws, rules, regulations, or orders within the jurisdiction of such Government Authority. If, in the opinion of its legal counsel and in the absence of a protective order or waiver, Contractor is legally compelled to disclose Owner’s Proprietary Data, Contractor will disclose only the minimum amount of such information or data as, in the opinion of its legal counsel, is legally required. In addition, Contractor shall have the right to receive and use Proprietary Data of Owner (but

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excluding any financial information) for the purposes of performing or assisting in the performance of Startup, commissioning, licensing and Startup maintenance services for other AP1000 Nuclear Power Plant owners, and to disclose such Proprietary Data of Owner to such owners or Subcontractors for such purposes under provisions of confidentiality including an agreement substantially similar to Exhibit O-1, it being understood that in such instances, Owner does not warrant such data and Contractor shall indemnify Owner for any claims arising from the use of such data. Nothing herein grants the right to Contractor (or implies a license under any patent) to sell, license, lease or cause to have sold, licensed or leased, any Proprietary Data supplied by Owner under this Agreement.
(d)    Title to Proprietary Data provided by Owner to Contractor and all copies made by or for Contractor in whole or in part from such Proprietary Data remains with Owner. Contractor shall include Owner’s confidential or proprietary markings as provided by Owner on all copies thereof and excerpts made therefrom except with respect to excerpts made or used internally by Contractor for Facility Purposes; provided, however, that Contractor shall destroy any such excerpts which do not include Owner’s confidential or proprietary markings when no longer needed for the purpose for which they were made.
19.2    Protection of Contractor's Proprietary Data.
(a)    Any Proprietary Data of Contractor disclosed to Owner shall be marked "Proprietary" or the like on each page in which the respective party claims a proprietary or confidential interest therein (or for electronic data, on the opening screen of such data). If Owner receives information which it recognizes as being Proprietary Data, but which has not been marked as such, it shall promptly notify Contractor and mark the information as Proprietary Data.
(b)    Owner’s Use.
(i)    Owner agrees not to use Proprietary Data provided by Contractor or copies thereof unless such use is solely for the purposes of the Facility (and associated simulator), in connection with design, construction and installation of the Facility, the simulator, and ancillary facilities, trouble-shooting, response to plant events, inspection, evaluation of system or component performance, scheduling, investigations, initial fuel loading, refueling, operation, maintenance, management, procurement, testing, training, repair, licensing, modification, decommissioning, ensuring the safety of the Facility, simulator and ancillary facilities and compliance with Laws or Government Authorities (collectively, the "Facility Purposes"). Nothing herein grants the right to Owner (or implies a license under any patent) to sell, license, lease, or cause to have sold any Proprietary Data supplied by Contractor under this Agreement.
(ii)    Title to Proprietary Data provided by Contractor to Owner and all copies made by or for Owner in whole or in part from such Proprietary Data remains with Contractor. Owner shall include Contractor’s confidential or proprietary markings as provided by Contractor on all copies thereof and excerpts made therefrom except with respect to excerpts made or used internally by Owner for Facility Purposes; provided, however, that Owner shall destroy any such excerpts which do not include Contractor’s confidential or proprietary markings

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when no longer needed for the purpose for which they were made. Except as otherwise provided under this Section 19.2 or Section 19.3, Owner agrees to keep such Proprietary Data confidential, to use such Proprietary Data only for the Facility Purposes and not to sell, transfer, sublicense, disclose or otherwise make available any of such Proprietary Data to others (other than Affiliates). However, nothing in this Article 19 shall prevent Owner from disclosing Proprietary Data of Contractor or its Affiliates as required by Law or an order of a Government Authority (including, without limitation, the COL); provided that Owner shall, if Owner has adequate advance notice, give Contractor reasonable notice so as to allow Contractor to seek a protective order or similar protection. If, in the opinion of Owner’s legal counsel and in the absence of a protective order or waiver, Owner is legally compelled to disclose Proprietary Data, Owner will disclose only the minimum amount of such information or data as, in the opinion of Owner’s legal counsel, is legally required. In any such event, Owner agrees to use good faith efforts to ensure that Proprietary Data that is so disclosed will be accorded confidential treatment.
(iii)    Contractor hereby grants to Owner and its Affiliates, officers, directors, employees or attorneys who have a need for access to know such Proprietary Data reasonably related to the exercise of any rights of the Owner hereunder a transferable (but only as part of the sale or transfer of the Facility or the operating responsibilities related thereto), royalty-free, fully paid up, perpetual and irrevocable (unless terminated for the reasons set forth in Sections 22.3, 22.4, or 22.5), nonexclusive license to use and copy Contractor’s Proprietary Data but only for the Facility Purposes (and for the associated simulator).
(iv)    Owner may designate one or more entities as an Owner's Engineer.  Contractor understands and recognizes that Owner intends to utilize a Third Party or parties as Owner's Engineer(s) for Facility Purposes in the day-to-day overall operations, maintenance and service of the Facility and each Unit. Upon such designation by Owner and written approval from Contractor, which shall not be unreasonably withheld, delayed or conditioned and, provided such grant is not explicitly prohibited in Contractor’s existing Subcontracts, Contractor shall be deemed to have granted to the Owner's Engineer a fully paid-up, royalty-free, non-exclusive, nontransferable and nonassignable right and license to use the applicable deliverable portion of the AP1000 Facility Information (including the categories of information described on Table 2-1 of Exhibit A) and any released AP1000 Facility Information solely during the term that Owner's Engineer performs services for Owner in connection with the Facility and solely for the Facility Purposes. In the event a Contractor’s Subcontractor does not permit Contractor to sublicense Subcontractor information for this purpose, Contractor agrees to employ commercially reasonable efforts to jointly negotiate with Owner and said Subcontractor to attempt to secure a license for Owner's Engineer. Notwithstanding the above, no written approval is required from Contractor in the event of a termination of the Agreement under Section 22.2(a).
(c)    Owner’s Disclosure to Third Party Recipients.
(i)    Owner may disclose Contractor's Proprietary Data to third parties (hereinafter referred to as “Recipients” or “Recipient”) in accordance with the procedures and subject to the limitations set forth in this Section 19.2 and Section 19.3, provided that such disclosure is exclusively for the Facility Purposes. . Notwithstanding the foregoing, disclosures

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of Contractor's Proprietary Data (other than Contractor Non-Disclosable Information) may be made to Recipients for the purpose of evaluating the potential purchase of power from the Facility or in the exercise of the rights of such purchasers to review Owner's generation expansion plans and such disclosures shall be governed exclusively by the provisions of the existing Non-Disclosure Agreement among SCE&G, Santee Cooper and the Consortium Members dated September 11, 2007, as amended (the "Existing Confidentiality Agreement").
(ii)    Owner shall enter into a proprietary data agreement with the Recipient substantially on the terms set forth in Exhibit O-1; provided, however, that the Owner may disclose such Proprietary Data without entering into such agreements to those persons to which access is required by any Government Authority or as necessary in order to comply with Law.
(iii)    Should Owner discover a breach of the terms and conditions of a proprietary data agreement with a third party, Owner will promptly notify Contractor of such breach and provide to Contractor necessary information and support pertaining to any suit or proceeding contemplated or brought by Contractor against Recipient for such breach.
(iv)    Contractor shall not be responsible to Owner for the consequence of the use or misuse of Contractor’s Proprietary Data by third parties. Contractor makes no warranties, express or implied, to the extent of any such use or misuse of Contractor's Proprietary Data by third parties.
(v)    Nothing herein shall prevent Owner from disclosing to the appropriate Government Authority any noncompliance or violation of Laws within the jurisdiction of such Government Authority.
(d)    Owner’s Export of Technical Information. Owner agrees to comply with relevant United States Government regulations concerning the export of technical information, with respect to Contractor’s Proprietary Data provided to Owner by Contractor under this Agreement. This provision shall also apply to any technical information developed by Owner using Contractor’s Proprietary Data. Irrespective of any other provisions in this Agreement, the obligations set forth in this Section 19.2(d) shall be binding so long as the relevant United States Government regulations remain in effect.
19.3    Special Procedures Pertaining to Contractor's Proprietary Data.
(a)    Categories of Contractor Proprietary Data. The Parties acknowledge and agree that certain Proprietary Data of Contractor delivered to Owner under this Agreement in accordance with Table 2 of Exhibit A may be disclosed on a confidential basis without the prior consent of Contractor ("Contractor Disclosable Information", as described in Section 19.3(b)), and that certain other Proprietary Data of Contractor may not be disclosed by Owner to any third parties without the prior consent of Contractor ("Contractor Non-Disclosable Information", as described in Section 19.3(d)). Owner agrees to abide by the provisions of this Section 19.3 governing the disclosure of Contractor's Proprietary Data.

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(b)    Contractor Disclosable Information. Contractor Disclosable Information consists of the following Proprietary Data that has been developed by Contractor, to the extent such Proprietary Data does not include Contractor Non-Disclosable Information as described in Section 19.3(d) below:
(i)    Descriptions of the plant, its components, or its systems (physical characteristics, general outline drawings, equipment lists, termination drawings, general arrangement drawings, electrical drawings, and basic schematic drawings);
(ii)    Plant, component, or system data that can be measured by plant sensors;
(iii)    Information that may be acquired by physical measurement, such as location, dimensions, weight and material properties;
(iv)    Contractor operating and maintenance manuals, and QA documentation;
(v)    Erection and commissioning documentation such as installation and layout drawings, and control room panel assembly and location drawings;
(vi)    Information or calculations directly developed using publicly available methods or data;
(vii)    Final results of calculated information or input assumptions to calculated information such that calculations could be recreated by a third party using the third party’s own then-existing methods (excluding Contractor-developed test or experience-based data, methodologies, correlations and models, which Contractor will not release to Owner); and
(viii)    Design specifications for non-safety related equipment and system specification documents (“SSDs”) for non-safety related systems except the following: (A) all design specifications for non-safety Instrumentation & Control (I&C) systems, and (B) SSDs identified for the systems listed below:
(1)    Chemical and Volume Control System
(2)    Data Display and Processing System
(3)    Diverse Actuation System
(4)    Incore Instrumentation System
(5)    Operation and Control Centers
(6)    Plant Control System
(7)    Main Turbine Control and Diagnostics System

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(8)    Main Generation System
(9)    Special Monitoring Systems
(c)    Information. Contractor Disclosable Information may be disclosed by Owner to third parties without prior notice to Contractor, provided that such disclosure is exclusively for the Facility Purposes and provided that:
(i)    Owner shall take reasonable steps to minimize the disclosure of Contractor's Proprietary Data to only that information necessary for a Recipient to perform its contracted functions;
(ii)    Owner shall execute an agreement with the Recipient governing the disclosure of Contractor's Proprietary Data consistent with Section 19.2(c)(ii);
(iii)    Contractor has the right to audit Owner's records and the contents of any agreements (subject to Owner's right to protect Proprietary Data of Owner and third parties) executed between Owner and a Recipient governing the disclosure of Contractor's Proprietary Data (Owner shall have the right to redact portions of such agreements not relevant to confidentiality); and
(iv)    The provisions of Section 19.2(c)(iii), (iv) and (v) shall apply to such disclosure.
(d)    Contractor Non-Disclosable Information. Contractor Non-Disclosable Information consists of the following information that has been developed by Contractor:
(i)    Calculation for safety related equipment and systems, except those meeting the conditions set forth in Section 19.3(b)(vi) and (vii);
(ii)    Plant Design Model;
(iii)    I&C functional, system, software and interface requirements and functional logic diagrams;
(iv)    Design specifications and qualification reports for safety related equipment;
(v)    SSDs for safety related systems;
(vi)    II&C architecture diagrams, I&C software verification and validation documentation, I&C testing procedures and test results;
(vii)    Component data packages which include Manufacturing Deviation Notices, Certified Material Test Reports (CMTR) and Quality Releases (will typically be provided to the Owner in the final data package if the deviations exceed the official design/fabrication specifications); and

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(viii)    Information which contains confidential intellectual property of Contractor’s Subcontractors or other Contractor utility customers which is licensed to Contractor and which Contractor has the right to sub-license to Owner, or confidential intellectual property of Contractor’s Subcontractors licensed directly to Owner. Exhibit O-2 contains the list of such confidential intellectual property identified as of the Effective Date, and these items are subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements provided or identified. The list in Exhibit O-2 will be updated by Contractor during the Work as such additional third party license agreements are identified and required as part of the Work and to update the list for any newer versions or replacements of the software or other confidential information, as applicable. Contractor shall not remove an item from Exhibit O-2 without Owner’s mutual agreement. For license agreements with such third-parties necessary for maintenance or operation of the Facility for items such as those identified in Exhibit O-2 but not previously executed, Contractor agrees to make commercially reasonable efforts to negotiate terms consistent with the provision of this Article 19 permitting Contractor to sub-license to Owner confidential information received by Contractor from Contractor's Subcontractors or other contractor utility customers.
(e)    Procedures Pertaining to Contractor Non-Disclosable Information. Upon written request by Owner, Contractor shall consider the release of Contractor Non-Disclosable Information. The request shall identify the information requested to be disclosed, the work that is to be performed and the name of the intended Recipient. The request shall be reviewed by Contractor for acceptability for disclosure based on the principle, agreed to by Owner and Contractor, that Contractor has the right to protect its proprietary information in which it has made a substantial investment and which required substantial innovation, balanced against whether such disclosure would jeopardize such proprietary rights of Contractor and the principle that Owner has the right to assure that services associated with maintenance and operation of the Facility are in all respects prudent, including cost, and thus may need to be performed by third party service providers. The determination of whether or not to disclose the information shall be made by Contractor in its discretion based on the above principles. Contractor shall make commercially reasonable efforts to respond within five (5) Business Days of receipt of a written request from Owner to release specific Contractor Non-Disclosable Information. If, at the end of fifteen (15) Business Days following such receipt by Contractor of a written request from Owner to release specific Contractor Non-Disclosable Information, Contractor has not rejected the request to release specific Contractor Non-Disclosable information, such request shall be deemed accepted by Contractor. If Contractor agrees to the disclosure of such information, the specific information to be provided to the Recipient (subject to Owner’s right to protect Proprietary Data of Owner and Recipient) shall be subject to review and approval by Contractor and shall be governed by the terms of the confidentiality agreement with the Recipient substantially in the forms set forth in Exhibit O-1.
(f)    Documents Containing Combined Information. Where a document marked “Proprietary” or the like contains Contractor Disclosable Information and Contractor Non-Disclosable Information, Owner shall not disclose any Contractor Non-Disclosable Information without Contractor's prior written consent. Owner shall have the right to:

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(i)    request Contractor to prepare and verify the accuracy of a version of such document containing only Contractor Disclosable Information;
(ii)    request Contractor to prepare and verify the accuracy of a document which contains the specific information requested by the third party service provider; or
(iii)    itself extract the Contractor Disclosable Information from such document and provide the Disclosable Information to the third party service provider in accordance with the procedures set forth in Section 19.3(c). Owner shall make commercially reasonable efforts to give notice to Contractor's currently-assigned designated contact of the proposed disclosure of any extract of Contractor Disclosable Information and, at least five (5) Business Days prior to such disclosure, shall provide such extract to Contractor for review. All right, title and interest in Contractor Disclosable Information contained in such document or material prepared by Owner remains with Contractor and, for the avoidance of doubt, is hereby assigned to Contractor.
(iv)    Contractor shall be reimbursed on a Time and Materials Basis for the preparation and verification of documents for Owner under Section 19.3(f)(i) and (ii) above. Contractor shall assume no liability for, and will not warrant the accuracy or validity of, any version of a document containing Disclosable Information prepared by Owner pursuant to Section 19.3(f)(iii) above.
(g)    Additional Procedures. Owner and Contractor shall each designate a contact person for the purposes of administering the disclosure of Contractor’s Proprietary Data. Owner's designated contact shall be responsible for (i) ensuring that an agreement is executed with the Recipient governing the disclosure of Contractor's Proprietary Data consistent with Section 19.2(b)(ii) before the information is released, and (ii) making formal requests to Contractor for the release of information designated as Contractor Non-Disclosable Information. Contractor's designated contact shall be responsible for (i) handling and expediting responses to Owner's requests for release of information not specifically designated as disclosable and (ii) conducting periodic reviews of Owner's records listing the Recipients and purposes of disclosure of Contractor Proprietary Data.
19.4    Ownership of Rights in Documentation. The rights, title and interests in and to the copies of Documentation provided to Owner shall be owned by Owner, provided that all rights, title and interests in and to Contractor's or third party's Proprietary Data within the Documentation shall remain with Contractor or the applicable third party, subject to the provisions of this Article 19. The types of Documentation to be received by Owner are listed in Table 2 of Exhibit A.
19.5    Ownership of Invention Rights. Contractor shall retain the ownership rights in any and all discoveries and inventions (patentable or unpatentable) that Contractor or any of its Subcontractors makes, creates, develops, discovers or produces in connection with the design, manufacture, testing, analysis, maintenance or construction of the Facility or performance of the Work; provided, however, that Contractor hereby grants to Owner a transferable (but only as part of the sale or transfer of the Facility), royalty-free, fully paid up, irrevocable, nonexclusive

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license to use such discoveries and inventions for the purposes of Facility (and associated simulator) maintenance, operation, training, repair, decommissioning and compliance with Laws.
19.6    Software. Software provided to Owner by Contractor shall be subject to the software license provisions set forth in Exhibit M-1.
19.7    Publicity. Each Party shall use commercially reasonable efforts to consult with the other Party before issuing any press releases or other public announcements involving any details of this Agreement other than that the Parties are or have had discussions with the other, except that the foregoing shall not be required if necessary to comply with Law or in the case of an emergency.
ARTICLE 20 – ENVIRONMENTAL; HAZARDOUS MATERIALS
20.1    Material Safety Data Sheets. To the extent required by applicable Law, Contractor shall provide to Owner Material Safety Data Sheets covering Hazardous Materials to be furnished, used, applied, or stored by Contractor, or any of its Subcontractors, at the Site in connection with the Work. Contractor shall coordinate with Owner's Project Director to provide a listing of such Hazardous Materials and their quantities at the Site for purposes of chemical inventory reporting pursuant to 40 C.F.R. Part 370 and similar state regulations.
20.2    Facility Use, Storage Removal. When the use or storage of explosives or other Hazardous Materials or equipment is necessary for the performance of the Work, Contractor shall exercise the utmost care and shall carry on its activities under the supervision of properly qualified personnel in accordance with applicable Laws. Before Unit Mechanical Completion of the Second Unit (or if there is no Second Unit, the First Unit), Contractor shall remove from the Site in accordance with applicable Laws any explosives and other Hazardous Materials that Contractor or its Subcontractors used, stored or located at the Site or any neighboring property, unless the same have been permanently incorporated into the Facility, provided that, if any such explosives and other Hazardous Materials are necessary for completion of the Work, Contractor shall be permitted to retain such explosives and other Hazardous Materials at the Site or any neighboring property but only if, and to the extent, in compliance with the COL and applicable Laws.
20.3    Handling, Collection, Removal Transportation and Disposal.
(a)    Unless otherwise agreed by the Parties, Contractor shall be responsible for the proper handling, treatment, collection, containerizing and removal of Hazardous Materials brought onto the Site or created by Contractor or Subcontractors or spilled or introduced into or at the Site by Contractor or any Subcontractor, including any such Hazardous Materials furnished, used, applied or stored at the Site by Contractor or any Subcontractor, including used oils, greases, and solvents from flushing and cleaning processes performed under the Agreement. Prior to Unit Mechanical Completion of a Unit, Contractor shall be responsible for the proper handling, storage, transportation, and disposal of any Hazardous Materials brought onto the Site or created by Contractor or Subcontractors. Contractor shall be liable for any fines or penalties imposed for its or its Subcontractors' failure to comply with applicable Laws with respect to Hazardous Materials for which it is responsible pursuant to this Section 20.3(a).

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(b)    At all times during the performance of the Work, Owner shall be responsible for the prompt and proper handling, storage, transportation and disposal of Hazardous Materials existing at, on or under the Site that were not brought onto the Site or created by Contractor or Subcontractors. After Unit Mechanical Completion of a Unit, Owner shall be responsible for the prompt and proper handling, storage, transportation and disposal of Hazardous Materials used or generated with respect to such Unit or remaining at the Site (after proper handling, collection and containerizing by Contractor). As between the Parties, Owner shall be considered the generator for Hazardous Materials existing at, on or under the Site that were not brought onto the Site or created by Contractor or Subcontractors, and shall retain all responsibility and liability with respect to such Hazardous Materials. Subject to limitations on Santee Cooper's obligations as a matter of South Carolina law and subject to Contractor's obligations under Section 20.3(a), Owner shall indemnify Contractor against any penalties levied by any Government Authority for allowing any collected and containerized waste remaining in storage for more than the period allowed by applicable Laws without permit.
(c)    Activities performed by each Party in connection with the handling, storage, collection, containerizing, transportation and disposal of Hazardous Materials shall be performed in accordance with the requirements of all Government Authorities and all applicable Laws.
20.4    Notice of Discovery. Contractor shall provide prompt written notice to Owner of any suspected Hazardous Materials that Contractor finds during performance of the Work not previously identified by Owner to Contractor. Owner shall be responsible for any further action required after the discovery. To the extent any such action causes an increase in Contractor's costs or a delay in the performance of the Work, Contractor shall be entitled to a Change Order pursuant to Article 9.
ARTICLE 21 – TITLE; RISK OF LOSS
21.1    Transfer of Title. Except as otherwise expressly provided in this Agreement, title to an item of Equipment shall pass to Owner upon payment in full by Owner to Contractor for such item of Equipment. The passage of title to Owner shall not be deemed an acceptance or approval of such Equipment (or any Work), affect the allocation of risk of loss, or otherwise relieve Contractor or Owner of any obligation under this Agreement to provide and pay for transportation and storage in connection with the Equipment.
21.2    Risk of Loss.
(a)    Whether or not title has passed to Owner, the risk of loss for each system or structure of a Unit shall remain with Contractor until, and shall pass to Owner upon Turnover of such system or structure. Contractor shall be obligated to replace, repair or reconstruct the Equipment that is lost, damaged, or destroyed before the risk of loss of the Equipment is transferred to Owner, provided that Contractor is reimbursed for performing such replacement, repair, or reconstructions, as applicable, from the Builder's Risk insurance described in Sections 16.1(b) and 16.2(a)(ii) or as otherwise provided herein. Notwithstanding the foregoing, and notwithstanding any provision of this Agreement that requires a Party to bear the risk of loss to its own property, during the Turnover process, and until Unit Mechanical Completion and

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thereafter, (i) if Owner or any of its Personnel or Invitees damages any part of a system or structure of a Unit that has not yet achieved Turnover, Owner shall reimburse Contractor on a Time and Materials Basis to the extent of the negligence of Owner, its Personnel or Invitees, for any amounts not reimbursed by the applicable insurance policy, including the insurance deductibles related to such loss and (ii) if Contractor or any of its Personnel or Invitees damages any part of a system or structure of a Unit that has achieved Turnover, Contractor shall be liable for the insurance deductibles related to such loss subject to and limited by Section 16.2(a)(ii).
(b)    Risk of loss to Equipment that Contractor removes from the Facility or from the Site for repair, replacement or refurbishment under the Warranty shall transfer to Contractor at the time of its loading on the carrier at the Facility. Owner shall reassume the risk of loss upon completion of the unloading of the Equipment from the carrier at the Facility upon completion of such replacement, refurbishment or repair services.
21.3    Risk to a Party's Property. Each Party is responsible for insuring its own property (including the Facility and surrounding property) during the Work and thereafter, and each Party shall extend the benefit of such property insurance to the other. Each Party on behalf of itself and its insurers hereby waives all rights of recovery (including subrogation rights) against the other Party (including Contractor Interests) for any loss or damage to its property during the Work and thereafter, including the deductibles under any insurance policy. Notwithstanding the foregoing, however, should a Party cause damage to the other Party's property (including the Facility and surrounding property), such Party shall be responsible for the other Party's deductible under its insurance policy, up to (and limited to) one hundred thousand dollars ($100,000). For the avoidance of doubt, Contractor’s liability for the payment of such amount shall not be reimbursable hereunder. Owner shall reimburse Contractor on a Time and Materials Basis for its work to remedy such loss or damage that exceeds such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise. The foregoing shall apply notwithstanding any other provision to the contrary.
ARTICLE 22 – SUSPENSION AND TERMINATION
22.1    Suspension by the Owner for Convenience.
(a)    Owner may, without cause, order Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as Owner may determine. Any such suspension of the Work shall entitle Contractor to a Change Order pursuant to Article 9.
(b)    Owner shall continue to meet the payment obligations to Contractor during any suspension, delay or interruption for Work actually performed.
(c)    During any suspension, Contractor shall take reasonable precautions to protect, store and secure the Equipment against deterioration, loss or damage and to minimize the charges for the suspension.
(d)    Contractor shall resume any suspended Work promptly following receipt of notice from Owner to do so.

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22.2    Termination by Owner for Cause.
(a)    Without limiting any other rights that it may have hereunder, Owner may terminate the Agreement upon notice to Contractor if:
(i)    Contractor is in breach of a material provision of this Agreement and fails to cure the breach within ninety (90) Days following written notice of such breach or, if such breach is not capable of being cured within such ninety (90) Day period, such longer period as is reasonably necessary so long as Contractor has commenced the cure within such ninety (90) Day period and thereafter diligently pursues the cure;
(ii)    Contractor has failed within sixty (60) Days after receiving written notice of a Lien to (x) remove, (y) bond over or (z) provide a written indemnity for any Liens filed against the Facility, the Site or any other property of Owner by any of its Subcontractors (provided that all of Contractor's invoices have been paid in accordance with the Agreement) and has continued to fail to take any of such action within five (5) Business Days following Owner's notice of its intent to terminate for such failure;
(iii)    unless due to an Uncontrollable Circumstance, Substantial Completion of a Unit is delayed by more than one hundred eighty (180) Days past the Guaranteed Substantial Completion Date for such Unit and Contractor is not, in the reasonable opinion of Owner, exercising due diligence to correct same; or
(iv)    a Consortium Member is Insolvent.
(b)    When Owner terminates the Agreement for one of the reasons stated in Section 22.2(a), Contractor shall not be entitled to receive further payment until the Work is finished subject to the provisions set forth in Section 22.2(c)(iii).
(c)    Upon any termination pursuant to this Section 22.2, Owner may at its option elect to: (i) assume responsibility for and take title to and possession of the Facility and Work and Equipment remaining at the Site and Equipment located outside the Site for which payment in full or in part has been made by Owner; (ii) succeed automatically, without the necessity of any further action by Contractor, to the interests of Contractor in any or all Subcontracts entered into by Contractor with respect to the Work (if such Subcontracts permit), and shall be required to compensate such Subcontractors if acceptable to such Subcontractors only for compensation becoming due and payable to such parties for goods and services provided under the terms of their Subcontracts with Contractor from and after the date Owner elects to succeed to the interests of Contractor in such Subcontracts and (iii) request that Contractor continue to perform the Work or any portion thereof pursuant to a separate agreement. In the event of any termination pursuant to this Section 22.2, Owner may, at its option, finish the Work and other work by whatever method Owner may deem expedient.
(d)    If the unpaid balance of the Firm Price and Fixed Price exceeds the costs of finishing the Firm Price and Fixed Price portion of the Work (including all reasonable administrative and other direct costs incurred as a result of such termination), such excess shall be paid to Contractor. If the cost of finishing the Firm Price and Fixed Price portion of the Work

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(including all reasonable direct costs for Owner to administer the completion of the Work and other direct costs incurred by Owner as a result of such termination) exceeds the unpaid balance of the Firm Price and Fixed Price, Contractor shall pay the difference to Owner.
(e)    To enable Owner to exercise its rights upon termination, each of Westinghouse and Stone & Webster has granted Owner an intellectual property license on the date hereof, as set forth in Exhibit M-2 and Exhibit M-3, respectively.
22.3    Termination by Owner for Convenience.
(a)    Owner may, at any time, terminate the Agreement for Owner's convenience and without cause.
(b)    In the event of termination for Owner's convenience prior to the issuance of the Full Notice to Proceed, Contractor shall be entitled to receive payment for its Termination Costs.
(c)    If Owner terminates for its convenience after the issuance of the Full Notice to Proceed, Contractor shall be entitled to receive payment for its Termination Costs and Owner shall pay to Contractor a termination fee of (i) in the first year after issuance of the Full Notice to Proceed, fourteen percent (14%) of Contractor's Profit; (ii) in the second year after issuance of the Full Notice to Proceed, ten percent (10%) of Contractor's Profit; (iii) in the third year after issuance of the Full Notice to Proceed, six percent (6%) of Contractor's Profit; (iv) in the fourth year after issuance of the Full Notice to Proceed, four percent (4%) of Contractor's Profit; and (v) in the fifth year after issuance of the Full Notice to Proceed, two percent (2%) of Contractor's Profit. Thereafter, no termination fee shall be required. In each instance, "Contractor's Profit" refers to Profit to the extent not already received in the payments made of the Contract Price prior to the date of such termination. In the event that Owner has exercised its right under Section 3.3(b) to cancel the Second Unit prior to issuance of the Full Notice to Proceed and, subsequent to issuance of the Full Notice to Proceed but within one (1) year following the cancellation of the Second Unit, terminates this Agreement for its convenience, the Profit shall be determined as if both Units were cancelled after issuance of the Full Notice to Proceed. The one (1) year period described in the preceding sentence shall be extended by the duration of any period of suspension of the Work pursuant to Section 22.1 that is initiated during such one (1) year period.
(d)    Upon such termination and payment, the Parties shall have no further liability to one another other than any liability that arose prior to the termination of this Agreement pursuant to this Section 22.3 and the Parties' obligations under Section 22.6.
22.4    Suspension and Termination Due to Other Circumstances.
(a)    In the event that Owner does not issue the Full Notice to Proceed as established in Section 3.3(b), Contractor shall have the right to suspend its Work, demobilize its forces and take such other actions as are reasonably needed to address the consequences of a delay in the Work, including the suspension or cancellation, as applicable of the Work being performed under Subcontracts. Prior to initiating such suspension, Contractor shall issue a notice

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to Owner stating the basis for such suspension. Once the event that allowed Contractor to suspend Work under this Section 22.4(a) has occurred, Owner and Contractor shall negotiate a Change in the Contract Price, Project Schedule (including the Guaranteed Substantial Completion Date(s)), and such other applicable terms and conditions of this Agreement to reflect the effect of such event, including, without limitation, the suspension of the Work, and the demobilization and remobilization of Contractor's and the Subcontractors' forces, as applicable. Contractor shall incorporate agreed upon changes in a Change Order, or, in the absence of agreement, shall prepare a proposed Change Order reflecting the changes it deems necessary to reflect the effect of such event. Within sixty (60) Days following receipt of the requested Change Order from Contractor, Owner shall notify Contractor whether it (i) accepts the Change Order as proposed by Contractor, (ii) desires to have disputed issues in the Change Order resolved under the terms of Article 27; provided, however, that Owner shall not have the right to refer a proposed Change in the Project Schedule to dispute resolution; or (iii) desires to terminate this Agreement. If Owner does not (x) accept the Change Order as proposed by Contractor, (y) notify Contractor of its desire to have disputed issues (which, as stated above, may not include a dispute over the Project Schedule) resolved under Article 27 or (z) issue notice of termination within such sixty (60) Day period, Contractor shall have the right to terminate this Agreement upon thirty (30) Days notice to Owner.
(b)    Either Party may terminate this Agreement in the event that DOE fails to fund all NuStart AP1000 Nuclear Power Plant COL activities and AP1000 Nuclear Power Plant design finalization substantially on the schedule set forth in Exhibit E, and within six (6) months following such failure, the Parties have not agreed, pursuant to good faith negotiations, on an alternative funding method satisfactory to the Parties;
(c)    In the event that through no act or fault of Contractor or a Subcontractor, one or more suspensions, delays or interruptions of the Work by Owner or due to an Uncontrollable Circumstance constitute in the aggregate more than seven hundred thirty (730) Days or more than one hundred eighty (180) Days out of any three hundred sixty-five (365) Day period, or (unless due to a breach by Contractor of its obligations under this Agreement or a failure by Contractor to comply with applicable Law) an order of a Government Authority having jurisdiction over the Facility which requires the Work to be permanently stopped (or stopped for greater than one year), Contractor shall have the right to notify Owner that it intends to terminate the Agreement. If Owner does not agree to such termination within thirty (30) Days following Contractor's notice, Owner and Contractor shall negotiate a Change in accordance with Article 9 to reflect the effect of suspension, delay or interruption of the Work. Contractor shall incorporate agreed upon changes in a Change Order or, in the absence of agreement, shall prepare a proposed Change Order reflecting the changes it deems necessary to reflect the effect of the suspension, delay or interruption. Within thirty (30) Days following receipt of the requested Change Order from Contractor, Owner shall notify Contractor whether it (i) accepts the Change Order as proposed by Contractor, (ii) desires to have disputed issues in the Change Order resolved under the terms of Article 27 or (iii) desires to terminate this Agreement. If Owner does not (x) accept the Change Order as proposed by Contractor, (y) notify Contractor of its desire to have disputed issues resolved under Article 27 or (z) issue notice of termination within such thirty (30) Day period, Contractor shall have the right to terminate this Agreement upon thirty (30) Days notice to Owner.

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(d)    In the event that the Agreement is terminated within ten (10) months immediately following the Effective Date, Contractor shall pay to Owner, within thirty (30) days following the date of termination, an amount equal to the Long Lead Material Payment. Moreover, if during the ten (10) month period immediately following the Effective Date, Owner terminates the Agreement solely due to the failure of the South Carolina Public Service Commission to approve SCE&G’s Base Load Review Filing, Contractor shall pay to Owner an amount (in addition to the Long Lead Material Payment) (the “Additional Amount”) equal to (i) the aggregate payments made by Owner for the Equipment identified with the Long Lead Material Payment as of the date of termination minus (ii) the Long Lead Material Payment. Payments of the Additional Amount will be made in three equal installments at intervals of twelve (12) months, twenty-four (24) months and thirty-six (36) months following the date of termination. In such circumstances, and notwithstanding the last paragraph of Section 22.6, Contractor shall retain ownership of the rights in the Equipment upon any such termination.
(e)    In the event of termination pursuant to this Section 22.4, Contractor shall be entitled to receive payment for its Termination Costs; however, if the events in 22.4(a) or (b) occur as a result of Contractor's breach of its obligations under this Agreement, the Termination Costs shall be determined without overhead or profit for Contractor (whether such overhead or profit are incorporated into the rates charged by Contractor or are separately stated).
22.5    Termination by Contractor.
(a)    Contractor may terminate this Agreement for any of the following reasons:
(i)    Owner fails to make payment to Contractor in accordance with the Agreement for a period exceeding forty-five (45) Days after an undisputed invoice has become due, or Owner fails to make payment to Contractor of disputed amounts in accordance with the provisions of Section 8.4(b)(i) for a period exceeding forty-five (45) Days following the date provided for in Section 8.4(b)(i), provided, in either case, that Contractor has provided the notices of overdue payment as required under Section 8.4(c);
(ii)    Owner is in breach of a material provision of this Agreement and fails to cure the breach within ninety (90) Days following written notice of such breach or, if such breach is not capable of being cured within such ninety (90) Day period, such longer period as is reasonably necessary so long as Owner has commenced the cure within such ninety (90) Day period and thereafter diligently pursues the cure; or
(iii)    Either SCE&G or Santee Cooper is Insolvent unless the other of SCE&G or Santee Cooper has provided security for payments that would be due from such Insolvent Person in accordance with Section 8.6 and no other changes to this Agreement have resulted from proceedings involving the Person that is Insolvent.
(b)    Upon termination of this Agreement pursuant to this Section 22.5, Contractor shall be entitled to receive payment from Owner as if it were a termination for Owner's convenience under Section 22.3.

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22.6    Actions Required of Contractor upon Termination. Upon receipt of a notice of termination from Owner or the issuance of a notice of termination by Contractor, Contractor shall:
(a)    in an orderly manner and consistent with safety considerations, cease operations as directed by Owner in the notice;
(b)    take actions necessary, or that Owner may direct, for the protection and preservation of the Work (wherever located); and
(c)    except for Work directed to be performed prior to the effective date of termination stated in the notice, enter into no further contracts and purchase orders.
Upon receipt of a notice of termination for convenience from Owner, a notice of termination for cause from Owner pursuant to Section 22.2, or a notice of termination from Owner or Contractor, as applicable, pursuant to Section 22.4, Contractor shall use commercially reasonable efforts for a commercially reasonable time to sell to a third party the Equipment for which Owner has made Milestone Payments or to cancel such Equipment orders. Contractor shall consult with Owner with respect to such sale or cancellation to determine which is the preferred course of action. If Contractor sells the Equipment to a third party, then the net sales price for the Equipment paid to Contractor shall be remitted to Owner when received by Contractor. If Contractor determines that it is able to use the Equipment for another customer, the price to be charged to the other customer for such Equipment shall be refunded to Owner as such payments are received from the other customer. If Equipment for which Owner has made Milestone Payments cannot be sold, cancelled or designated for another customer, then, at Owner's request, Contractor shall assign to Owner, and Owner shall assume, all rights and obligations under such Subcontract. Owner shall pay Contractor for such activities on Owner's behalf as follows: (i) for Westinghouse, its Recoverable Costs plus SGA and Pro Rata Profit on such costs and (ii) for Stone & Webster, its costs and expenses on a Time and Materials Basis. In each instance under this Article 22 in which Termination Costs are due from Owner, such Termination Costs shall be determined following the performance of the undertakings of Contractor pursuant to this paragraph (other than the obligation to refund to Owner amounts received from a third party or another customer as provided above).
ARTICLE 23 – SAFETY; INCIDENT REPORTING
23.1    Environmental, Health and Safety Programs. Contractor shall be responsible for initiating, maintaining and supervising the safety precautions and programs in connection with its performance of its Work under the Agreement, including necessary precautions and programs for the Site and any areas adjacent to the Site under its supervision and/or control. Contractor shall comply with applicable workplace safety Laws governing the Work and/or Site.
23.2    Designated Contractor Safety Representative. Contractor shall designate a responsible, qualified person in Contractor's organization at the Site whose duty shall be the prevention of incidents and injuries and addressing unsafe and undesirable conditions and behavior for each of the following three (3) areas: environmental matters (U.S. Environmental Protection Agency and any applicable state agency), health matters (industrial hygiene and

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employee health hazard prevention/mitigation) and safety matters, as each area relates to construction activities generally and the Work specifically. One individual may be designated for more than one of these three areas if the individual is qualified in the relevant areas.
23.3    OSHA and Other Laws. Contractor shall provide notices and comply with applicable workplace safety Laws, including the Occupational Safety and Health Act ("OSHA") and provisions of the Americans with Disabilities Act relevant to workplace safety. Contractor shall maintain the logs required under OSHA.
(a)    Contractor represents that it is familiar with the Site, the Work to be performed, the Equipment to be provided, the hazards of the Work, and, if applicable, the Material Safety Data Sheets for, and the hazards of, the Hazardous Materials that Contractor is expected to provide. Contractor represents that it is familiar with the labeling system used in the workplace.
(b)    Contractor acknowledges that OSHA and regulatory standards or state plan equivalent (collectively, the "OSHA Standards") require that its employees be trained in various subjects, such as, but not limited to, the hazards of, and standards applicable to, the Work (29 C.F.R. § 1926.21(b)(2)) (applicable to construction work), lockout/tagout (29 C.F.R. § 1910.147), confined space entry (29 C.F.R. §§ 1926.21(b)(6) or 1910.146), and asbestos (29 C.F.R. §§ 1910.1001 or 1926.1101). Prior to performing Work on the Site, Contractor's employees and their supervisors shall, as required, have been trained in accordance with all applicable OSHA Standards relating to the duties they perform or supervise, and they shall have been trained to recognize and avoid any hazards related to the Work, and to perform the Work safely and without danger to any employee or to any property.
(c)    Contractor represents that its employees are or shall be equipped with the personal protective equipment required by applicable OSHA Standards in 29 C.F.R. Parts 1926 and 1910, and with the personal protective equipment required to protect its employees against other serious health or safety hazards. Contractor agrees that it shall discipline its employees who violate any OSHA Standards or applicable Laws in accordance with its own policies and procedures.
(d)    Contractor shall comply with all OSHA Standards applicable to the Work, including those requiring pre-employment testing of employees, such as, but not limited to, pulmonary testing, blood testing, urine testing, hearing testing, respirator fit testing, drug screening, and/or applicable medical surveillance testing.
(e)    Contractor shall comply with its safety programs and/or any Site specific safety plans which Owner has reviewed and accepted.
(f)    Within a reasonable time following a specific request by Owner, and to the extent permitted by applicable Law, Contractor shall provide to Owner copies of training materials for its employees concerning a particular safety and health standard and/or particular substantive or technical training requirement of the job.

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23.4    Worksite Safety.
(a)    Contractor shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to Persons and property resulting from the Work, including:
(i)    Contractor or Subcontractor employees and other Persons performing the Work and any Persons who may be affected by the performance of the Work;
(ii)    the Equipment to be incorporated into the Facility, whether in storage on or off the Site or under the care, custody or control of Contractor or Subcontractors; and
(iii)    other property at or adjacent to the Site, including trees, shrubs, lawns, walks, pavements, roadways, structures and utilities.
(iv)    Contractor shall erect, maintain or undertake, as required by existing conditions and the performance of the Agreement, reasonable safeguards for the safety and protection of Persons and property, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notifying Owner and users of adjacent sites and utilities. Those precautions may include providing security guards.
(v)    Contractor agrees to provide to Owner the name, title, and phone number of its emergency contact person prior to the commencement of the Work.
23.5    Dangerous Materials. When the use or storage of explosives or other dangerous materials or equipment or unusual methods are necessary for the Work, Contractor shall exercise utmost care and carry on its activities only under the supervision of properly qualified personnel. Contractor shall notify Owner's Project Director prior to bringing any explosives onto the Site.
23.6    Cooperation in Governmental Investigations and Inspections. Contractor and its Subcontractors shall provide reasonable assistance to Owner in responding to requests and inspections by any Government Authority for information in connection with the Work involving Contractor or its Subcontractors. Contractor shall provide the NRC the facilities, furnishings, conveniences and access set forth in 10 C.F.R. § 50.70 and shall take good faith efforts to keep confidential the presence of any representative of the NRC at the Site as provided in 10 C.F.R. § 50.70(b)(4).
23.7    Audit. To the extent permitted by applicable Law, and in response to specific and identifiable concerns, Contractor shall permit Owner to review and copy Contractor's documents related to those specific and identifiable safety and health concerns at the Site.

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ARTICLE 24 – QUALIFICATIONS AND PROTECTION OF ASSIGNED PERSONNEL
24.1    Screening Measures. A fitness for duty and security screening program ("Screening Measures") shall be established for all Contractor and Subcontractor employees for the Work. This program shall comply with the regulations set forth in the Laws governing new nuclear build construction. This program shall contain:

•	Prohibition of the use, transportation, sale, or possession of illegal drugs

•	Prohibition of the use or possession of alcohol beverages on the Site

•	Requirement that employees be fit for duty at all times while on the Site

•	Requirement that employees submit to drug and alcohol testing during preaccess screening, for-cause testing, and post event testing, as necessary

•	Requirement that all employees must immediately report known, suspected, or potential violations of this policy to supervisory personnel or management

•	Requirement that a subset of workers who perform important safety functions be subject to random testing

•	Protection of information and records to assure confidentiality

•	Requirement that employees consent to a search or inspection of the individual's property while on the Site.
In addition to pre-access screening for drugs and alcohol an identity check and screening for criminal history shall be performed. A law enforcement criminal records check on all potential employees that shall include:

•	Verification of identity

•	A criminal history check of the individual shall be performed

•	Prior to a final adverse determination, the applicant shall be informed of the basis for potential denial of access to the Site to assure the accuracy of the basis for such denial.
During preaccess screening a probationary period of not to exceed thirty (30) Days shall be granted to allow for the testing and prescreening to be performed while the employee is put to work.
24.2    Contractor's Personnel. Contractor shall comply with applicable labor and immigration Laws that may impact Contractor's Work under this Agreement, including the Immigration Reform and Control Act of 1986 and Form I-9 requirements.  Contractor shall perform the required employment eligibility and verification checks and maintain the required employment records.  Contractor acknowledges and agrees that it is responsible for conducting

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adequate screening of its employees and agents prior to starting the Work.  By providing an employee or Subcontractor under this Agreement, Contractor warrants and represents that the Screening Measures with respect to such employee or Subcontractor have been completed and that such Screening Measures did not reveal any information that could adversely affect such employee's or Subcontractor's suitability for employment or engagement by Contractor or competence or ability to perform duties under this Agreement.  If in doubt whether a suitability, competence or ability concern exists, Contractor shall discuss with Owner the relevant facts and Owner shall determine, in its sole discretion, whether such Person should be allowed to perform the Work.  Owner, in its sole discretion, shall have the option of barring from the Site any person whom Owner determines does not meet the qualification requirements set forth above.  In all circumstances, Contractor shall ensure that the substance and manner of any and all Screening Measures performed by Contractor pursuant to this Section conform fully to applicable Law.  Contractor shall submit to Owner for approval a set of work rules that applies to all Contractor and Subcontractor employees. This set of work rules shall establish Contractor's and Subcontractor's disciplinary action policy and hiring and termination policy. This policy shall detail the actions to be taken by Contractor and Subcontractors for acts of misconduct, negligence and incompetence of their employees. The disciplinary action program shall be progressive up to termination and the barring of employee from future employment.
24.3    Training of Employees. Contractor represents that all Contractor and Subcontractor personnel shall as required be trained regarding environmental, OSHA and NRC requirements and any other matters required by applicable Laws and relevant to the Work.
24.4    NRC Whistleblower Provision. Contractor and its Major Subcontractors shall comply with the requirements of Section 211, "Employee Protection," of the Energy Reorganization Act of 1974, 42 U.S.C. § 5851, as amended; 10 C.F.R. § 50.7, "Protection of Employees Who Provide Information" and 29 C.F.R. § 24 (collectively, the "Whistleblower Provisions"). Contractor shall implement a program and develop procedures to advise all of Contractor's and the Major Subcontractors' personnel that they are entitled and encouraged to raise safety concerns to Contractor's management, to Owner, and to the NRC, without fear of discharge or other discrimination.
24.5    Respirator Protection. For any Work at the Site that shall expose any of Contractor's or any Subcontractor's employees or representatives to sources of radiation or require them to wear respiratory protection, Contractor shall require each of these employees or other representatives, prior to entering any radiation area or wearing respiratory protection, to undergo a physical examination to determine if occupational radiation exposure or the wearing of respiratory protection should be avoided because of any medical condition or other circumstance, and in addition, to undergo such physical examination as may be required by applicable Law or by any Government Authority having jurisdiction. Contractor shall keep a record of the physical examination available for inspection by Owner. Owner shall assist Contractor in defining the applicable requirements, if requested.
ARTICLE 25 – RECORDS AND AUDIT
25.1    Technical Documentation. Except to the extent applicable Laws require a longer retention, Contractor shall maintain and shall cause its Major Subcontractors to maintain all

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technical documentation relative to the Equipment for a period of three (3) years after Final Completion.
25.2    Accounting Records. Except to the extent applicable Laws require a longer retention, Contractor shall maintain and shall cause its Subcontractors to maintain complete accounting records relating to the Work performed or provided under this Agreement on a Time and Materials Basis or the Target Price, or other reimbursable basis in accordance with generally accepted accounting principles in the United States, as set forth in pronouncements of the Financial Accounting Standards Board (and its predecessors) and the American Institute of Certified Public Accountants, for a period of three (3) years after Final Completion of a Unit, except that records relating to Sales Taxes for such items must be retained for seven (7) years as specified in Section 25.5.
25.3    Maintenance of Records Generally. Notwithstanding anything in Section 25.1 or 25.2 to the contrary, Contractor shall ensure that its maintenance of records complies with the applicable provisions of 10 C.F.R. § 50.71.
25.4    Right to Audit. If Owner requests verification of Recoverable Costs claimed by Contractor for reimbursement or for any Work performed or provided on a Time and Materials Basis or the Target Price, Owner or its authorized representative shall be permitted to examine and audit Contractor's records and books, and Subcontractors' where permitted by contract, related to those costs. The right to initiate any audit shall expire, with respect to any such cost, three (3) years after the cost was incurred. Such audit shall provide Owner with a reasonable opportunity to verify that all costs and charges have been properly invoiced in accordance with the terms of this Agreement. Owner shall not be entitled to any information that would enable Owner to determine the make-up of any agreed upon lump sum, or any fixed or established amounts, rates or multipliers, including the Firm Price or the Fixed Price, unless access to this information is needed to support a request made by Owner or Contractor for a change in indices in accordance with Article 7. If any audit by the auditor reveals charges to or paid by Owner as charges or fees which are incorrectly charged, then Owner shall be entitled upon demand for a refund from Contractor of such amounts, together with interest at the Prime Rate plus one percent (1%) per annum, measured from the date of the incorrect invoice until the date the refund is paid. Likewise, if any audit or if any examination by any state or local taxing agency reveals additional Sales Tax to be imposed upon Contractor for under collection of tax from Owner on a taxable sale, then Contractor shall be entitled, upon demand, to a payment from Owner of all such amounts, together with any interest and penalties imposed by any state or local taxing agency. Notwithstanding anything in this Section 25.4 to the contrary, Owner shall not be restricted from any audit rights, including any right to conduct audits directly without any intermediary, which it is required to have in order to comply with applicable Laws, including the regulations of the NRC.
25.5    Sales Tax Records. Contractor shall provide or provide access to the information, documents, receipts, invoices, and data to Owner on a monthly basis, or as Owner may from time to time reasonably request and as may be specifically required by the South Carolina state tax regulations for non-tax exempt items, and otherwise fully cooperate with Owner in connection with the reporting of (a) any Sales Taxes payable with respect to the Work and (b) any

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assessment, refund claim or proceeding relating to Taxes payable with respect to the Work. This may include a monthly assessment visit from the South Carolina state tax department to review this information. Contractor shall require its Major Subcontractors to provide to Contractor all information and data Contractor may reasonably request for purposes of complying with this Article and otherwise fully cooperate with Owner. Contractor shall retain, and shall require Major Subcontractors to retain, copies of such documentation and all documentation relating to purchases relating to the Work or the payment of Sales Taxes, if any, for a period of not less than seven (7) years. Contractor shall ensure that its contracts with all Major Subcontractors effectuate the provision of this Section 25.5. Contractor's obligations under this Section shall survive the termination, cancellation or expiration of this Agreement for any reason and shall last so long as is necessary to resolve any and all matters regarding Taxes attributable to the Work. This information is intended solely for the use of tax compliance.
ARTICLE 26    – TAXES
26.1    Employment Taxes. Contractor shall be responsible for payroll or employment compensation taxes, Social Security taxes, or for labor-related withholding taxes for Contractor and its Subcontractors or any of their employees ("Employment Taxes").
26.2    Sales and Use Taxes on Contractor Tools. Contractor shall pay the taxes on Contractor's purchases of goods, tools, equipment, supplies and other consumables which are not permanently incorporated into the Facility and which remain the property of Contractor. Contractor shall also pay the taxes attributable to Contractor's Construction Equipment, temporary buildings and other property used by Contractor in its performance of this Agreement. Allowance for such taxes is included in the Firm Price and Fixed Price, and Contractor shall pay those taxes when assessed, without claim against Owner for reimbursement for Work under the Firm Price and Fixed Price, but shall be reimbursed for such charges for Work under the Target Price and for Work performed on a Time and Materials Basis. Contractor shall impose a similar obligation on all Subcontractors and shall ensure that no Subcontractor providing Firm Price or Fixed Price Work shall have any claim against Owner for reimbursement of those taxes.
26.3    Sales and Use Tax on Equipment. Notwithstanding the above, the Firm Price, Fixed Price and Target Price does not include monies for the payment of any sales and use taxes on Equipment incorporated into the Facility. Contractor shall consult with Owner on Equipment purchases and work with Owner to obtain the most favorable sales and use tax benefits for Owner.
26.4    State Property Taxes. Contractor and Owner agree that Owner shall be responsible for the filing requirements and payment obligations for all state and local taxes on the Site and the Equipment incorporated (and to be incorporated) into the Facility, provided that Contractor shall be responsible for the filing of property tax returns and the payment of state and local property taxes on Construction Equipment, tools and material which are not incorporated into the Facility and which are owned, used or leased by Contractor to perform the Work.

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26.5    Tax Indemnification.
(a)    Except in cases where the imposition of any Tax is the result of the negligence or willful or wanton misconduct by Contractor, Owner shall defend, reimburse, indemnify and hold Contractor harmless for the costs and expenses (including any resulting Taxes, interests and penalties) incurred by Contractor as a result of (i) Owner's formal protest to any Government Authority of any Employment Taxes or Sales Taxes paid or assessed or any property taxes paid or assessed by Government Authorities on the Site or the Equipment, or any other similar Tax, whether local, state or federal, including any litigation expenses in the event Owner decides to protest any such Taxes or (ii) an audit or other investigation by any Government Authority, including the defense and any resulting Tax liability in connection therewith. Owner shall not be responsible for any costs incurred by Contractor necessary to substantiate or verify information for any Tax audit conducted by any Government Authority in the normal course of business.
(b)    Except in cases where the imposition of any Tax is the result of the negligence or willful or wanton misconduct by Owner, Contractor shall defend, reimburse, indemnify and hold Owner harmless for the costs and expenses (including any resulting Taxes) incurred by Owner as a result of (i) Contractor's formal protest to any Government Authority of any Employment Taxes, or any Sales Tax or any property tax paid or assessed by any Government Authority on Contractor's Construction Equipment, tools and materials that are not incorporated into the Facility, or any other similar Tax, whether local, state or federal, including any litigation expenses in the event Contractor decides to protest any such Taxes or (ii) an audit or other investigation by any Government Authority, including the defense and any resulting Tax liability in connection therewith. Contractor shall not be responsible for any costs incurred by Owner necessary to substantiate or verify information for any Tax audit or investigation conducted by any Government Authority in the normal course of business.
26.6    Pollution Control Equipment Information. Contractor shall supply Owner with all reasonable information requested by Owner for qualifying air, water or noise pollution control and other equipment for exemption from sales and use taxes, property taxes and any other tax credits, refunds or exemptions available to Owner. Owner shall supply Contractor with all reasonable information and cost analyses requested by Contractor for qualifying air, water or noise pollution control equipment for exemption from sales and use taxes, property taxes and any other credits, refunds or exemptions available to Contractor.
26.7    Non-resident Contractor. Contractor shall comply with Section 12-8-550 of the Code of Laws of South Carolina (1976), as amended, which requires any nonresident contractor providing labor in the State of South Carolina to register with the South Carolina Department of Revenue or Secretary of State to avoid the withholding of two percent (2%) of each payment made to the nonresident contractor.
ARTICLE 27    – DISPUTE RESOLUTION
27.1    Claims. A "Claim" is any claim, dispute or other controversy arising out of or relating to this Agreement, including Change Disputes. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the Party making the Claim. The

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other Party shall provide reasonable cooperation in making available non privileged information in its possession or control that is relevant for purposes of substantiating the Claim.
27.2    Change Dispute. A Party shall provide written notice to the other Party of any dispute or disagreement that such Party may have regarding a request for a Change or a notice of a Change given by either Party ("Change Dispute"), which notice shall contain such Party's position with respect to such Change Dispute (the "Change Dispute Notice"). Such Party shall provide the Change Dispute Notice to the other Party no earlier than fifteen (15) Days after such Party (a) submitted a notice of Change without having received either (i) a written response from the other Party or (ii) a response from the other Party regarding a notice of Change that is unsatisfactory to such Party or (b), in the case of Section 9.2, Contractor has received from Owner a request for a Change that Contractor does not believe conforms to the requirements of Section 9.2, or a dispute otherwise arises out of Section 9.2.
27.3    Resolution by Negotiation.
(a)    As an express condition precedent to commencement of any further proceedings with respect to a Claim (except as may be provided under any applicable lien statute), the Party making such Claim shall notify the other Party's Project Director in writing of such Claim. The Contractor's Project Director and the Owner's Project Director shall meet within thirty (30) Days of receipt of the written notice of such Claim for the purpose of attempting to resolve the Claim.
(b)    If, after the Contractor's Project Director and the Owner's Project Director meet, the Claim remains unresolved or if no such meeting takes place for any reason within such thirty (30) Day period, then an executive vice president (or equivalent) of (i), in the case of Contractor, each Consortium Member (unless otherwise agreed by the Consortium Members) and (ii), in the case of Owner, each of SCE&G and Santee Cooper (unless otherwise agreed by them) shall meet to attempt to resolve such Claim, as applicable, within fifteen (15) Days from the end of such thirty (30) Day period.
(c)    If the Claim remains unresolved after the fifteen (15) Day period described in Section 27.3(b) and the Parties have not mutually agreed in writing to mediate such Claim, then:
(i)    with respect to a Claim that exceeds the Threshold Amount, either Party shall have the right to proceed to litigation of such Claim in a court of competent jurisdiction pursuant to Section 27.7; and
(ii)    with respect to a Claim that meets or falls below the Threshold Amount, such Claim shall be resolved pursuant to Section 27.5.
(d)    The Parties agree to make a diligent, good faith attempt to resolve a Claim as expeditiously as reasonably possible as provided in this Section 27.3.

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27.4    Mediation.
(a)    The Parties may mutually agree in writing to endeavor to resolve a Claim by mediation which, unless the Parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Procedures of the AAA in effect at the time of the mediation. A request for mediation shall be mutually filed in writing by the Parties with the AAA. If the mediation has not concluded within sixty (60) Days after its commencement, then, as applicable:
(i)    with respect to a Claim that exceeds the Threshold Amount, either Party shall have the right to proceed to litigation of such Claim in a court of competent jurisdiction pursuant to Section 27.7; and
(ii)    with respect to a Claim that meets or falls below the Threshold Amount, such Claim shall be resolved pursuant to Section 27.5.
(b)    The Parties shall share the mediator's fee and any AAA filing fees equally. The mediation shall be held in Charlotte, North Carolina, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements pursuant to Section 27.7.
27.5    Arbitration of Claims Falling Below the Threshold Amount.
(a)    The Parties agree that any Claim meeting or falling below the Threshold Amount ("Arbitrable Claim") that is not resolved pursuant to Section 27.3 or 27.4 shall be submitted to final and binding arbitration for resolution pursuant to this Section 27.5 and in accordance with the Construction Industry Arbitration Rules of the AAA in effect at the time of the arbitration, except as modified by this Section 27.5 or otherwise agreed by the Parties.
(b)    Unless the Parties otherwise mutually agree in writing, the arbitral panel ("Arbitral Panel") shall consist of three (3) people. Within ten (10) Days after the expiration of the fifteen (15) Day period described in Section 27.3(b), each Party shall give written notice of its selection of a person to serve as a member of the Arbitral Panel ("Member"), who shall have no less than ten (10) years of experience in the litigation of complex disputes including preferably experience in the power plant construction industry. If a Party fails to notify the other Party of the selection of its Member within such fifteen (15) Day period, then such Member shall be appointed by the AAA. Within thirty (30) Days after the selection of the Members of the Arbitral Panel, the Members shall mutually agree in writing on their nomination of two (2) persons to serve as the chairman of the Arbitral Panel, who shall be practicing attorneys validly licensed to practice law in a jurisdiction in the United States and/or retired judges, and who shall have no less than twenty (20) years of experience in the litigation of complex disputes including preferably experience in the power plant construction industry (the "Chairman"). (References herein to "Member" shall include the Chairman unless the context otherwise requires.) The Members shall then select one of such nominated persons to serve as the Chairman. In the event that the Members do not mutually agree on the person to serve as the Chairman within such thirty (30) Day period, each Member shall submit its nominated person to AAA, and the AAA shall decide the nominee to serve as the Chairman.

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(c)    It being imperative that all Members of the Arbitral Panel be neutral, act impartially, and be free from any conflict of interest, the Parties shall select such persons on the basis that the Members and the Chairman shall:
(i)    have no interest financial or otherwise in either Party nor any financial interest in this Agreement except for payment of its fees and expenses as provided herein;
(ii)    not previously have been employed as a consultant or otherwise by either Party, unless any such relationship has been disclosed in writing and approved by the Parties;
(iii)    have disclosed in writing to the Parties and each other Member and the Chairman as applicable, before being selected and to his or her best knowledge and recollection, any professional or personal relationships with any director, officer or employee of either Party;
(iv)    not, for the duration of the Arbitral Panel, be employed as a consultant or otherwise by either Party, except as may be agreed in writing by the Parties, the other Members and the Chairman;
(v)    not give advice to either Party or its Personnel concerning the conduct of this Agreement, other than in accordance with this Agreement;
(vi)    not have any ex-parte communications with either Party at any time after their selection pursuant to Section 27.5(b);
(vii)    not, while a Member or Chairman, as applicable, enter into discussions or make any agreement with either Party regarding employment by any of them, whether as a consultant or otherwise, after ceasing to act as a Member or Chairman, as applicable; and
(viii)    treat the details of this Agreement and all the Arbitral Panel's activities and hearings as private and confidential, and not publish or disclose them without the prior written consent of the Parties.
(d)    Each Party shall be responsible for one-half of the fees and expenses of the Arbitral Panel, unless the Arbitral Panel includes an award of fees and expenses in the award. Contractor shall not include such fees and expenses in any amounts invoiced to Owner under this Agreement.
(e)    Either Party shall be entitled to have any third party join into any proceedings hereunder as a party thereto under this Section 27.5. A Party may fully defend against any proceedings hereunder, provided that a Party shall not be entitled to make a counterclaim against the other Party unless the counterclaim arises out of the occurrence that is the subject of the pending Arbitrable Claim.

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(f)    The Arbitral Panel shall be governed by the provisions of this Agreement and the governing Law, and shall not be entitled to award any punitive, special, indirect, penal, incidental or consequential loss or damages.
(g)    The Parties shall promptly provide the Arbitral Panel with such additional information and access to such facilities and Personnel as the Arbitral Panel may require for purposes of resolving any submitted Arbitrable Claim. The Arbitral Panel shall use reasonable efforts to resolve any submitted Arbitrable Claim as promptly as reasonably practicable and in any event within sixty (60) Days of the appointment of the Chairman of an Arbitral Panel where the amount in controversy is less than five million dollars ($5,000,000) (per claim for monetary relief) or where a schedule dispute (per Contractor claim for schedule relief) is less than thirty (30) Days, or within one hundred eighty (180) Days of the appointment of the Chairman of an Arbitral Panel (or such other number of Days as may be proposed by the Arbitral Panel and accepted by both Parties (which acceptance shall not be unreasonably withheld)) where the amount in controversy is five million dollars ($5,000,000) (per claim for monetary relief) or more or where the schedule dispute (per Contractor claim for schedule relief) is thirty (30) Days or more. Notwithstanding the foregoing, if the Parties mutually agree to a deadline extension or the Chairman determines that it is not feasible to resolve the Arbitrable Claim within the above listed deadlines, then a deadline may be extended to provide additional time to resolve such Arbitrable Claim; provided, that the duration of any such extension shall be set taking into account the agreed upon principle that disputes are to be resolved as expeditiously as possible. The Parties expressly agree that the Arbitral Panel shall have no power to consider or award any form of damages or remedies barred by this Agreement.
(h)    The decision of the Arbitral Panel shall be issued in a writing that sets forth the Arbitral Panel's reasoned decision. The Arbitral Panel shall not be entitled to deviate from the construct, procedures or requirements of this Agreement. In the absence of bias, fraud, or willful misconduct by an arbitrator, any decision rendered by the Arbitral Panel in any arbitration shall be final and binding upon the Parties under the United States Arbitration Act 9 U.S.C. §§ 1 et seq., and judgment thereon may be entered in the court described in Section 27.7.
27.6    Exclusive Resolution Procedures; Equitable Remedies. The procedures specified in this Article shall be the sole and exclusive procedures for the resolution of Claims (except for lien claims which are governed by statute); provided, however, that, notwithstanding anything in this Article to the contrary, a Party may file a complaint in the court described in Section 27.7 to seek injunctive relief, sequestration, garnishment, attachment, or an appointment of a receiver. Despite such actions, the Parties shall continue to participate in good faith in and be bound by the dispute resolution procedures specified in this Article.
27.7    Consent to Jurisdiction. The Parties agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by a Party arising out of or in connection with this Agreement or for recognition or enforcement of any judgment or settlement agreement. By execution and delivery of this Agreement, each Party accepts, generally and

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unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Agreement. Each Party hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing court on the basis of forum non-conveniens or improper venue.
27.8    Continuation of Work. Pending the final resolution of any Claim, Contractor shall proceed diligently with the performance or provision of the Work and its other duties and obligations and Owner shall continue to compensate Contractor as set forth under this Agreement without diminution of effort; provided that Contractor is being compensated for the Work pursuant to the terms of this Agreement, including but not limited to the provisions of Article 8 and provided that the Parties agree that such duties and obligations can be safely and prudently performed.
ARTICLE 28    – NOTICES
All notices, communications, and approvals required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if delivered in person or dispatched by certified mail (return receipt requested), postage prepaid, in any post office in the United States or by any national overnight express mail services (return receipt requested), and addressed as follows:
If to Owner:
South Carolina Electric & Gas Company
Attn: President
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8097
Facsimile No.: 803-217-9336
South Carolina Public Service Authority
Attn: Chief Operating Officer (M602)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, SC 29461-6101
Telephone No.: 843-761-4087
Facsimile No.: 843-761-7037

With a copy to:
South Carolina Electric & Gas Company
Attn: General Counsel
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8634
Facsimile No.: 803-217-9336

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South Carolina Public Service Authority
Attn: General Counsel (M603)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, SC 29461-6101
Telephone No.: 843-761-7007
Facsimile No.: 843-761-7037

If to Westinghouse:
Westinghouse Electric Company, LLC
Attn: Daniel Lipman
4350 Northern Pike
Monroeville, PA 15146
Telephone No.: (412) 374-6920
Facsimile No.: (412) 374-6677
With a copy to:
Westinghouse Electric Company, LLC
Attn: General Counsel
4350 Northern Pike
Monroeville, PA 15146
Telephone No.: (412) 374-6177
Facsimile No.: (412) 374-6122

If to Stone & Webster:

Stone & Webster, Inc.
Attn: Ed Hubner
3 Executive Campus
Cherry Hill, NJ 08002
Telephone No.: (856) 482-4178
Facsimile No.: (856) 482-3155

with a copy to:
Stone & Webster, Inc.
Attn: E.K. Jenkins
E&C Division Counsel
100 Technology Center Drive
Stoughton, MA 02072
Facsimile No.: (617) 589-1322

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or to such other address, attention or facsimile number as such Party to whom such notice is to be addressed shall have hereafter furnished to the other Party in writing as provided in this Article.
Notwithstanding the foregoing, any routine correspondence (as further defined in the Project Execution Plan) shall be sent to the appropriate project management and personnel that may be agreed upon by the Parties. Copies of such routine correspondence shall not be routed to the persons listed above.
ARTICLE 29 – ASSIGNMENT
Neither Party shall assign this Agreement in whole or in part without the prior written consent of the other Party. If any assignment by any Party of this Agreement or any right, interest or obligation therein requires the consent of, or notice to, any Government Authority, including the NRC, then such Party shall not effect such assignment without such consent of, or notice to, such Government Authority.
ARTICLE 30 – WAIVER
The failure of either Party to enforce at any time any of the provisions of this Agreement shall not be construed as a waiver of such provision nor shall not in any way affect the validity of this Agreement or the right of either Party to enforce each and every provision.
ARTICLE 31    – MODIFICATION
No waiver, modification, or amendment of any of the provisions of this Agreement shall be binding unless it is in writing and signed by duly authorized representatives of both Parties.
ARTICLE 32 – SURVIVAL
The Parties agree that the provisions of Article 15 – Indemnity, Article 17 – Limitation of Liability, Article 19 – Proprietary Data, Article 27 – Dispute Resolution, Section 22.2(e) – Continuation of Work by a Qualified Entity, and Section 25.4 –Right to Audit, this Article and any other terms and conditions of this Agreement that are expressly stated to survive or limiting the liability of Contractor shall survive termination, cancellation or expiration of this Agreement. Any liability and insurance protections afforded a Party hereunder shall apply during the Work and thereafter, and shall survive termination, cancellation or expiration of this Agreement, subject to time limitations provided for in this Agreement.
ARTICLE 33 – TRANSFER
Prior to the removal of any Equipment furnished hereunder from the Facility, except temporarily for repair or permanently for disposal, Owner shall provide Contractor with written assurances from the transferee of limitation of and protection against liability following the proposed removal or transfer at least equivalent to that afforded Contractor and Contractor Interests under the provisions of this Agreement. Removal or transfer contrary to the provisions of this Article shall, in addition to any other legal or equitable rights of Contractor, make Owner the indemnitor

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of Contractor and Contractor Interests against any liabilities incurred by Contractor and Contractor Interests in excess of those that would have been incurred had no such transfer taken place.
ARTICLE 34 – GOVERNING LAW; WAIVER OF JURY TRIAL; CERTAIN FEDERAL LAWS
34.1    Governing Law. The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law; provided, however, that nothing in this Agreement shall seek to alter the rights, responsibilities and limitations applicable to Santee Cooper under the laws of the State of South Carolina.
34.2    Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
34.3    Certain Federal Laws. In the performance of Work under this Agreement, Contractor and its Subcontractors shall comply with applicable Law, including provisions of Executive Order 11246, as amended, relating to equal opportunity and nonsegregated facilities, the Fair Labor Standards Act of 1933, the Occupational Safety and Health Act of 1970, and the requirements of the rules, regulations, orders, bulletins and interpretations of the NRC, and with the Laws as set forth in Exhibit S, to the extent applicable to Contractor or Subcontractors. Contractor further agrees to comply with, and agrees to require Subcontractors that are subject to such requirements to comply with, Owner's Government Contracting Programs requirements as specified in 13 CFR 125, 48 CFR 52.219-8, and 48 CFR 52.219-9.
ARTICLE 35 – RELATIONSHIP OF OWNER AND CONTRACTOR
Contractor is an independent contractor and nothing contained herein shall be construed as creating (i) any relationship between Owner and Contractor other than that of owner and independent contractor, (ii) any relationship whatsoever between Owner and Contractor's employees or Subcontractors or (iii) a fiduciary relationship between Contractor and Owner. Neither Contractor, nor any of its employees, are or shall be deemed to be employees of Owner.
ARTICLE 36 – THIRD PARTY BENEFICIARIES
Except as expressly set forth in this Agreement, the provisions of this Agreement are intended for the sole benefit of Owner and Contractor and each Consortium Member, and the Parties do not intend to create any other third party beneficiaries or otherwise create privity of contract with any other Person.

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ARTICLE 37 – REPRESENTATIONS AND WARRANTIES
37.1    Representations and Warranties of Contractor. Each Consortium Member hereby represents and warrants to Owner as follows:
(a)    Due Organization of Consortium Member.
(i)    Stone & Webster represents and warrants that it is duly organized, validly existing and in good standing under the laws of the State of Louisiana and has the requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.
(ii)    Westinghouse represents and warrants that it is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.
(b)    Due Authorization of Consortium Member; Binding Obligation. Consortium Member has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Consortium Member has been duly authorized by the necessary action on the part of such Consortium Member; this Agreement has been duly executed and delivered by such Consortium Member and is the valid and binding obligation of such Consortium Member enforceable in accordance with its terms.
(c)    Non-Contravention. The execution, delivery and performance of this Agreement by Consortium Member and the consummation of the transactions contemplated hereby do not and shall not contravene any applicable Law or the organizational documents of such Consortium Member and do not and shall not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which such Consortium Member is a party or by which it or any of its properties is bound or affected.
(d)    Consortium Agreement. The Consortium Members have entered into an agreement setting forth their consortium arrangements for the performance of this Agreement and their sharing of liabilities with respect thereto.
37.2    Representations and Warranties of SCE&G and Santee Cooper. Each of SCE&G and Santee Cooper hereby represents, warrants and covenants to Contractor as follows:
(a)    Due Organization of Owner. It is duly organized, validly existing and in good standing under the laws of the State of South Carolina and has the requisite power and authority to own and operate its business and properties and to carry on its business as such

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business is now being conducted and is duly qualified to do business in State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.
(b)    Due Authorization of Owner; Binding Obligation. Its execution, delivery and performance of this Agreement has been duly and effectively authorized by the requisite action on the part of its governing board. This Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the rights of creditors generally and by general principles of equity.
(c)    Non-Contravention. Its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and shall not contravene any applicable Law or organizational documents or do not and shall not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which it is a party or by which it or any of its properties is bound or affected.
On the Effective Date, Santee Cooper shall provide a letter to Contractor making each of the representations set forth in this Section 37.2 on its own behalf as well as a representation that Santee Cooper has appointed SCE&G as its agent pursuant to the Limited Agency Agreement, which is attached hereto Exhibit V, for all purposes under this Agreement, with the power and authority to bind Santee Cooper to its obligations herein, subject to the limitations specifically set forth in the Limited Agency Agreement. In such letter, Santee Cooper shall also agree to notify Contractor promptly in writing if there is any change in the limits of SCE&G's authority set forth in such Limited Agency Agreement.
ARTICLE 38 – MISCELLANEOUS PROVISIONS
38.1    Rights Exclusive. The rights and remedies of Owner or Contractor as set forth in this Agreement shall be the exclusive rights or remedies of the Parties. The limitations of liability, waivers, indemnities, extension of insurances and other liability protection provided herein for the benefit of Contractor shall also apply for the benefit of Contractor Interests and shall apply irrespective of the basis of such claim, whether arising at contract (including breach warranty, indemnity, etc.), tort or otherwise, and regardless of fault, negligence or strict liability.
38.2    Severability. If any provision of this Agreement or the application of this Agreement to any Person or circumstance shall to any extent be held invalid or unenforceable by a court of competent jurisdiction or arbitrator under Article 27, then (i) the remainder of this Agreement and the application of that provision to Persons or circumstances other than those as to which it is specifically held invalid or unenforceable shall not be affected, and every remaining provision of this Agreement shall be valid and binding to the fullest extent permitted by Laws, and (ii) a suitable and equitable provision shall be substituted for such invalid or unenforceable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

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38.3    Entire Agreement. This Agreement contains the entire agreement and understanding between the parties as to the subject matter of this Agreement, and merges and supersedes all prior agreements, commitments, representations, writings and discussions between them other than the Existing Confidentiality Agreement, which shall remain in effect for the purposes set forth in Section 19.2(c)(i). Neither of the Parties shall be bound by any prior obligations, conditions, warranties, or representations with respect to the subject matter of this Agreement.
38.4    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority By: /s/ William B. Timmerman Name: William B. Timmerman Title: Chairman and CEO
STONE & WEBSTER, INC. By: /s/ David P. Barry Name: David P. Barry Title: Executive Vice President	WESTINGHOUSE ELECTRIC COMPANY LLC By:/s/ Aris Candris Name: Aris Candris Title: Senior Vice President

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EXHIBIT A
Scope of Work / Supply
And Division of Responsibility

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit A is appended.

A.1    Phase I

Phase I of the Work will consist of Contractor's project management, project controls, engineering, supply chain, quality, administrative and other services required by Owner to support continuation of design work (other than design work performed under the NuStart program), and to procure long lead time equipment and perform Site specific engineering, assessments and activities. The Work in Phase I will also include the project initiation activities necessary to execute the entire Scope of Work and the project activities necessary prior to Full Notice to Proceed. Phase I will include any construction mobilization, Site preparation and development, and other activities authorized by Owner prior to Full Notice to Proceed. As such, Contractor's organization will be established as the project develops and will grow as necessary to execute the Phase I activities for a smooth transition into Phase II following Full Notice to Proceed.
The activity descriptions associated with Phase I are provided below. The initial functional project staffing for Phase I of the Work will be a subset of the project organization provided in Exhibit B. Through Phase I the organization will grow as required to be fully staffed at Full Notice to Proceed.
A.1.1    Project Management and Administration

The project management Work scope includes the management of all ongoing activities during the Phase I effort and to facilitate the transition for performance of the Work to Full Notice to Proceed. Phase I of the Work includes:

•	Project management and overall guidance and direction of all Work;

•	Preparation of the project specific Quality Assurance Program and project specific procedures to implement the Agreement;

•	Preparation of the integrated Project Schedule and monitoring of task plans, for the Scope of Work;

•	Coordination and oversight of the long lead procurement activities to support the Project Schedule;

•	Management of the modules to be fabricated and delivered in support of the Project Schedule;

•	Coordination of the Information Management System (as defined in A.1.3.) interface and document control activities;

•	Primary Owner interface between Westinghouse and Stone & Webster;

•	Monthly consolidated (Contractor) project status reports;

•	Monthly status review meetings;

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•	Project controls;

•	Contract administration; and

•	Administrative and clerical support for project activities.

Contractor's Project Director will provide oversight of all project activities. Stone & Webster will be performing Site specific activities including development of Site specific inputs to the Project Schedule, preliminary and detailed engineering, preliminary design to integrate and convert Site temporary facilities during construction to permanent facilities, and Site geotechnical review to assess design and construction. Construction planning activities will be conducted for Site transportation and logistics, and Site excavation.

An integrated Project Schedule will be used to coordinate activities and interfaces during the engineering, procurement and construction activities. The project organization will develop a Level 1 master procurement and construction schedule in consultation with Owner. The Project Schedule will state the engineering schedule required to support the procurement and construction schedule.

A core project management team will be established for developing and administering controls and processes for the AP1000 Nuclear Power Plant (herein, the "AP1000" or "AP1000 Plant") engineering, procurement and construction. The team will be built during Phase I. The project organization is shown in Exhibit B. Utilizing this core team for support, a dedicated individual referred to as Contractor's Project Director will execute the project activities to complete Site specific engineering, perform initial procurement and prepare the Site for construction.

A.1.2    Supply Chain Management

Contractor will provide services pertaining to early procurement activities necessary for support of the Project Schedule. Long lead items will be identified and ordered in advance of the Full Notice to Proceed, to properly support the Project Schedule. Project personnel will be assigned to ensure the supply of the key and critical plant equipment will accommodate the schedule requirements. These persons may be shared resources with other projects.

The early procurement activities will include, but not be limited to, the following Equipment:

1.Steam Generators;
2.Control Rod Drive Mechanisms;
3.Containment vessel plate;
4.Reactor vessel;
5.Fuel Transfer Tube;
6.Reactor Coolant System Main Loop Piping;

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7.Reactor vessel internals;
8.Pressurizer;
9.Reactor coolant pumps; and
10.Modules.

In addition to the procurement activities for the Equipment identified above, the other equipment that is required for the AP1000 will need to be evaluated for what is required, when it is needed in the schedule, and where it is needed.
Supply chain management will provide the following services:

•	Identify the existing suppliers comprising the supply base.

•
Evaluate the supply base to determine if they have the capabilities and capacities to produce the quantities that are required. In some cases, if the supply is dependent on material or sub-suppliers, this evaluation must examine sub-tier supplier’s capacity as well.

•	Identify any limitations that prevent the supply base from producing the required capacities (gaps).

•
Negotiate supply agreements for equipment that has few qualified suppliers, critical supply schedules, or may have resource limitations to lock in capacities. To the extent possible, single source procurements would be avoided.

•	Identify procurement items that are required to support agreed upon schedule and develop a supply plan linked to the schedule.

•	Evaluate supplier bids, terms and conditions negotiated, and purchase orders executed in support of long lead procurement.

•	Review and negotiate long lead Equipment proposals for best terms and place orders to meet the Project Schedule.

•	Request engineering to assist or evaluate requirements from Equipment suppliers during fabrication as needed.

•	Value stream map the supply chain in cooperation with key suppliers to develop a sourcing plan to balance supply and demand.

•	Identify supply chain risks and develop and implement risk mitigation plans.

•	Conduct initial kick-off meetings with selected suppliers to assure all requirements are understood and suppliers are ready to implement appropriately.

•	Participate in periodic supplier meetings with long lead material sub-suppliers to assure requirements are understood and are being implemented consistent with order requirements.

•	Provide frequent follow-up and communications with suppliers to ensure progress consistent with plan and schedule.

•	Identify supply issues and execute timely corrective action when required.

•	Provide supply status to the project team.

•	Plan and coordinate logistics and transportation for delivery to the Site.

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Engineering

In support of supply chain management, the following engineering services will be provided:

•	Develop and provide purchase requisitions to support the procurement process.

•	Develop or review fabrication and supply (i.e. concrete) specifications.

•	Develop or review supplier surveillance plans.

•	Provide a technical review of supplier documentation.

•	Disposition non-conformances as required.

•	Provide engineering related to changes resulting from manufacturing requests that may affect design, form, fit or function.

•	Provide engineering oversight at the supplier's facilities as required.

•	Provide engineering oversight at the sub-tier vendor's facilities as required.

•	Interface with Owner on technical or design issues or questions.

Quality Assurance

In support of supply chain management, the following quality engineering services will be provided:

•	Review and approve design specifications related to procurement of Equipment.

•	Develop additional quality assurance processes and procedures to support procurement and storage.

•	Interface with Owner in support of Owner audits/oversight.

•	Interface with Owner on quality program related concerns and questions.

•	Address Owner questions/comments concerning material quality.

•	Coordinate and process issue reports and non-conformances in accordance with the corrective action system.

•	Apparent cause/root cause analysis as required for non-conformances.

•	Project specific quality assurance oversight as required.

•	Administer and perform project related self-assessments as required.

•	Coordination of the Witness Point and Hold Point program.

•	Preparation of evaluation/audit checklists.

•	Preparation of supplier audit plan to meet quality requirements.

•	Audit notification to suppliers.

•	On-Site (supplier) evaluations or audits.

•	Generate and issue supplier surveillance or audit reports and follow-up of identified corrective action.

•	Make required entries into the Contractor qualified supplier's list.

•	Archive audit plans, reports, responses.

•	Review and approve procurement documents.

•	Review and approve supplier procedures.

•	Attend readiness review pre-production meeting as required.

•	Perform supplier quality oversight.

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•	Execute witness and surveillance program (Non-Destructive Examination/heat treat/inspection).

•	Follow/verify resolution of identified supplier corrective actions requests.

•	Support Owner surveillance at supplier facility as required.

•	Review and approve data package (oversight).

•	Perform final release for shipment (oversight).

•	Transmit/archive data packages (if required).

A.1.3    Information Management System

An information management system ("Information Management System") will be developed to store AP1000 information related to the Facility. This system will provide the following:

•	Select control and review of material, documentation and data that are to be retained as project records.

•	Manage formal customer or partner correspondence, and any contractual records.

•	Electronic data storage using a configuration controlled process for retrieval and searching.

•	Management of interface information between Contractor and Owner or Subcontractor organizations.

A.1.4    Module Management

A module management plan will document the detailed work to be accomplished going forward to ensure the efficient completion of module planning, procurement, delivery, storage, Site assembly, outfitting and installation. A list of structural modules and mechanical modules for the AP1000 Plant will be defined.

The integrated schedule will be reviewed to examine the complete schedule logic for each individual module associated with the AP1000 Plant. A backward-pass through the schedule will be performed “starting” with the module installation date. Working backward, the logic and durations will be examined and independently confirmed to the current design status. A priority will be established for the modules based upon:

•	Early installation in the plant.

•	High degree of complexity (e.g., containing multiple types of Equipment or commodities).

•	Modules that contain long lead Equipment.

•	Modules that are assembled on Site from sub-assemblies.

Module fabrication planning will be conducted with selected suppliers determined to possess the requisite technical expertise, facilities, quality and commercial capabilities to assist in the design of modules and to supply modules for the AP1000. Following this

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planning, the procurement, fabrication, delivery and on Site construction activities will be defined in the Project Schedule.

A.1.5    Site Specific Scope

Phase I of the Work includes Site specific (non-NuStart) design and Site development activities prior to AP1000 construction. The Site specific activities will include development of the Project Schedule, preliminary and detailed engineering, scheduling, preliminary design to integrate and convert Site temporary facilities during construction to permanent facilities, and Site geotechnical review to assess design and construction. Construction planning activities will be conducted for Site transportation and logistics, and Site excavation. Mobilization of construction and Site preparation and development activities will be performed as necessary to meet schedule.

A.1.5.1	Preliminary Site Specific Engineering

The preliminary Site specific engineering includes the engineering required to define layout, quantities, sizes and costs for the Site and Owner-specific aspects of the design. This is needed to modify the standard AP1000 schedule to develop the definitive Project Schedule. This work is to include:

•
Evaluation of the Site or review of existing evaluations for development of design criteria for Site specific systems, structures and components including those that contain undergrounds (circ water, fire loop, underground duct banks, storm drains, waste water, potable water, tanks with underground piping, sanitary sewage, cathodic protection);

•	Preparation of conceptual designs;

•	Development of dimensioned layout drawings and preliminary foundation cross-sections;

•	System and component sizing calculations which support conceptual designs;

•	Key Equipment and component specifications for conceptual designs;

•	Preparation of P&ID’s which support conceptual designs;

•	Preparation of preliminary structural drawing information to define structural commodities;

•	Preparation of preliminary piping drawings for large bore piping for quantity assessments;

•	Electrical one-line drawings for conceptual designs;

•	Control logics;

•	Preparation of bid packages for key components;

•	Bid evaluations and vendor selection for most key components; and

•	Review of vendor design packages.

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A.1.5.2	Detailed Site Specific Engineering

The detailed Site specific engineering includes that portion of the Site specific engineering that is required to be complete to support the start of pre-construction and construction activities. This work is to include:

•	Completion of Site preparation plans, Site layout and initial Site grubbing/ grading plans/excavation;

•	Completion of engineering for underground systems and other systems required to support construction;

•	Completion of engineering to support module development based on the module and procurement lead times;

•	Completion of engineering for Equipment and commodities to support procurement of long lead time items needed to support installation schedule requirements;

•	Site heavy haul load evaluations, engineering of haul foundations, hardstands for cranes, module erection pad foundations;

•
Site infrastructure design including all roads(Parr road, construction access road, Facility access road, discharge structure road, switchyard road, Hwy 213 intersection warehouse receiving road, etc), rail, construction water, construction fire protection and construction power; and

•
Development of specifications and procurement of systems and commodities to support construction: underground commodities for undergrounds; water treatment facilities, batch plant; temporary electrical power design and components and other items identified in the construction execution plan.

A.1.5.3	AP1000 Envelope Evaluation

The scope of this package is to perform an assessment of Site specific parameters and to identify any work scope impacts associated with siting the standard design and establishing the design criteria for the Site specific design. This work to include the assessment of:

•	Site meteorological parameters;

•	Site Safe Shutdown Earthquake (SSE)/Ground Motion Response Spectra (GMRS) safe shutdown earthquake and design response spectra ;

•	Site soil and rock properties;

•	Site groundwater conditions;

•	Water supply properties;

•	State and local Laws and required Government Approvals;

•	Impacts of nearby facilities/utilities;

•	Site flood history; and

•	Soil stabilization techniques.

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A.1.5.4	Site Geotechnical Review - Design Assessment

The scope of this package is to perform an assessment of the Site specific geotechnical parameters based on data collected by Owner and Contractor. The impacts on the standard design and the design criteria for the Site specific design will be defined. This work shall include:

•	Assessment of Site soil and rock properties, including dynamic properties and load bearing capacities;

•
Site seismic analyses: Safe Shutdown Earthquake (SSE)/Ground Motion Response Spectra (GMRS) and design response spectra and soil structure interaction validation, liquefaction potential, stability of excavations, slopes and dam embankments;

•	Assessment of Site groundwater conditions: design bases for hydrostatic pressure and dewatering of excavations;

•	Assessment of the adequacy of existing information and identification of any additional information; and

•	Development of related construction requirements, guidelines, and plans.

A.1.5.5	Regional Infrastructure Assessment

The scope is to perform an assessment of the infrastructure required to support the construction of an AP1000 Nuclear Power Plant and to define the impacts on construction, modularization and the ability to transport fabrications to the Site. This work shall include:

•	Railroad access;

•	Highway road access;

•	Available utilities (water/sewage/ power);

•	Medical facilities;

•	Fire fighting facilities;

•	Available housing;

•	Schools;

•	Financial facilities;

•	Regional communications;

•	Local governments; and

•	News outlets.

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A.1.5.6	Project Specific Equipment & Material Logistics Deployment Model (including Transportation and Logistics Plan)

The scope of this activity identifies attributes to be evaluated and develops plans for the transportation of heavy equipment and modules. Input for this task includes the results of the evaluations performed as part of the regional assessment. This task defines the following:

•	Module / large components shipping routes;

•	Highway capability (material/module shipments);

•	Waterway / barge availability (material/module shipments);

•	Bridge capacities (material/module shipments);

•	Overhead electrical (shipping routes);

•	Heavy haulers / cranes; and

•	Railroad capabilities.

A.1.5.7	Site Specific Procurement Plan

The scope of work for this area will include the investigation and development of Site specific changes to the specifications for the Standard Plant needed to reflect Site specific and Owner requirements for the purchase of Equipment and commodities and to tailor procedures to reflect these requirements. This work shall include:

•	Site description;

•	Site transportation information;

•	Owner specific contract requirements;

•	Site security restrictions;

•	Site access restrictions;

•	Site prohibitions;

•	Special environmental requirements; and

•	Special state and local Laws.

A.1.5.8	Local Labor Survey

The scope of this survey is to perform an assessment of craft availability and training requirement needed to support the construction of the AP1000 Nuclear Power Plant.
Evaluate craft availability (all crafts)

•	Dedicate a staffing team to focus on nuclear talent;

•	Establish initial resource profile by discipline;

•	Survey labor sources with advertisements and direct and indirect mailings to open and closed shops by craft discipline in the effected geographic radius; and

•	Decide with Owner the formal project labor approach considering completion and safety incentives to draw and keep labor.

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Evaluate Craft Training/Qualifications

•	Formulate a skill resource draw plan with various resources, e.g., employment agencies, trade schools, specialty contractors, construction manpower entities;

•	Monitor plan performance a minimum of 24, 18, 6, and 3 months before Site mobilization;

•	Start early, i.e., training programs on specifications/procedures/craft skills mock-up testing materials; and

•	Develop a skill development program that will:

•	Test for reading, drawing and installation skills by use of mockups.

•	Test for basic skills, e.g., formwork, rigging, piping, electrical, etc.

•	Establish adult basic education survey testing level required.

•	Develop and test required skill sets by “show-for-hire-later-chits.

A.1.5.9	Local Subcontractor Evaluations & Agreements

The work under this task identifies specific needs as related to Subcontractor requirements.

•	Prefabrication

•	Modularization

•	Area and specialty contractors (e.g., painting, HVAC, fire protection)

•	Emergency health care

•	Consumable tools/materials

Specific Subcontractors will be identified. Evaluations of their capabilities will be performed and contracts will be negotiated with selected contractors.

A.1.5.10	Environmental Management Plan

The scope of this package is to perform an assessment of the Site specific environmental information and data collected by Owner and define the impacts on the standard design and the design criteria for the Site specific design. This work to include:

•	Water run-off;

•	Erosion and Sedimentation Control;

•	Plant and animal data and protection requirements;

•	Wetlands requirements;

•	Existing potential hazardous materials;

•	State and local regulations;

•	Any other potential items that could impact design or construction.

Based on this assessment, requirements would be developed for the designers and construction team to use in the work. These requirements would be incorporated into the appropriate project procedures and used for the preparation of any Government Approvals.

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A.1.5.11	Early Procurement/Vendor Commitments

The work under this task includes the procurement support for turbine island and Site specific and selected key components and commodities to support design development and plant integrated schedule. This includes:

•	Vendor identification;

•	Performance of needed surveys and reviews;

•	Preparation of bid packages;

•	Solicitation of bids;

•	Bid evaluation and award;

•	Vendor qualification and audit; and

•	Negotiation and contract placement.

A.1.5.12	Level 2+ Site Specific Schedule

This scope includes the development of the schedule for Site specific engineering, procurement and construction activities and the integration of these activities into the standard AP1000 schedule to yield the definite Project Schedule.

A.1.5.13	Project Specific Construction Execution Plan (including construction schedule enhancement initiatives - commitments; sustained installation plan)

This activity includes the development of an integrated Site specific construction schedule.

•	Integrate Site specific requirements into standard construction schedule (i.e., excavation, backfill plan, yard layout, etc.)

A.1.5.14	Project Organization and Structure-DOR Roles and Responsibilities

This activity includes the development of the Site and Owner specific Work scope, including identification of the necessary division of responsibility between Owner and Contractor and the interfaces for Contractor to a level of detail that is sufficient to serve as the bases for the Phase I Scope of Work as well as the Work plan for Phase II.

A.1.5.15	Site temporary facilities integration with permanent conversion (Design, Estimating, Procurement)

The scope of this package is to identify the needs for temporary structures / facilities for a standard AP1000 construction site. This work shall include:

•	Engineering facilities;

•	Management facilities;

•	Craft facilities;

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•	Safety facilities;

•	Construction tool rooms;

•	Construction material warehouses;

•	Construction equipment storage and maintenance facilities;

•	Module laydown areas;

•	Mechanical /electrical fabrication shop;

•	Warehouses.

•	Civil shop

•	Repair shop (truck, equipment, fueling)

•	Craft training facilities

•	Water treatment facilities (temporary and permanent as applicable)

•	Construction waste disposal facilities

A.1.5.16	Excavation plans (including tie-back walls, Mechanically Stabilized Earth (MSE) walls) and yard early construction before NI and TI as well as existing facilities

The scope of this package is to perform an assessment of the Site specific soil conditions and address any existing or new underground facilities existing that have potential impacts on the standard design. This work shall include:

•	Soil stabilization process;

•	Waterproofing process/technique;

•	Engineering for 100% of the underground facilities;

•	Locating existing underground facilities;

•	Plan for the installation of new underground facilities;

•	Plan for completing the excavation and installing utilities prior to start of construction;

•	Investigate and plan for existing rock, i.e., blasting, removal and disposal; and

•	As built documentation and location of all installed underground facilities

A.1.5.17	Mockup and Practice Modules (typical for each category)

This activity includes the implementation of the following aspects of the modularization plan.

•	Evaluation, audit, and selection of module fabricators;

•	Assignment of specific modules for each fabricator;

•	Development of standardization (templates/fixtures);

•	Development of the pilot module demonstration program to implement the demonstration of quality controls; and

•	Inspection planning including source inspection attribute development.

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A.1.5.18 Plan for the Initial Test Program
During Phase I, Owner and Contractor will develop a detailed plan for the performance of Preoperational and Startup Tests. This plan will include the minimum number of Owner and Contractor personnel needed for the performance of this testing to support the Project Schedule. The Initial Test Program is described in Section 3 of this Exhibit A.

A.1.5.19 Site Preparation and Development Activities

Prepare work packages and perform initial Site preparation and development activities in accordance with schedule and as allowed prior to Full Notice to Proceed including:

•	Railroad modifications;

•	Road modifications;

•	Clearing, grubbing and grading;

•	Erosion and sediment control;

•	Core borings for buildings, road and railway work;

•	Site surveying;

•	Providing construction power;

•	Providing construction fire protection;

•	Providing electrical and mechanical underground systems;

•	Preparing Site for heavy lift cranes;

•	Relocation of alternate power source and fiber optics lines for the existing V. C. Summer Plant;

•	Removal and disposal of abandoned utilities off Site;

•	Relocation of lines for the construction transformer;

•	Removal and disposal of abandoned fencing and gates off Site:

•	Removal and disposal of concrete blocks off Site:

•	Construction security infrastructure

•	Excavation and backfill

•	Selection and preparation of spoils areas

•	Batch plant

•	Common fill and backfill storage locations; and

•	Water treatment to support construction

A.1.6    COL Supporl and Other Requested Services

Services in support of the COL (non-NuStart), or other services that may be required in Phase I, will be on an as-needed basis, as specifically requested by Owner, and will be provided on a Time and Materials Basis.

A.1.7    Phase I Deliverables

Listed below are the deliverables for Phase I:

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A.    Project Management

•	Single point of contact for Contractor Phase I activities

•	Issue and implement the Project Execution Plan

•	Conduct monthly project status review meetings (Owner/Contractor)

•	Monthly schedule updates

•	Consolidated monthly status reports

•	Management of the Phase I activities

•	Coordinate and oversight of long lead procurement activities

•	Manage document control, implementation of records turnover/transfer (IMS)

•	Contract administration and project controls

B.	Procurement Activities

•	Procurement related activities to develop assemble and issue revised request for proposals to support the dates in the integrated Project Schedule.

•	Revised purchase specifications to support long lead material ("LLM")

•	Engineering inputs to supply chain management ("SCM") for LLM.

•	Quality Assurance ("QA") inputs to SCM for LLM

•	Issue Equipment requests for proposals

•	QA surveillance of equipment and module fabrication.

•	Evaluation of LLM and other major component proposals

•	Obtain estimates for commodities and in-direct costs

C.    Site Specific Activities

•	Preliminary Site specific engineering;

•	Detailed Site specific engineering - to support Project Schedule;

•	Site geotechnical review – design/construction assessment;

•	Construction Execution Plan (including construction schedule enhancement initiatives - commitments; sustained installation plan);

•	Project specific equipment & material logistics deployment model including (transportation and logistics plan);

•	Local labor survey;

•	Local Subcontractor evaluations & agreements;

•	Regional infrastructure assessment;

•	Environmental management plan;

•	Site temporary facilities integration with permanent conversion (design, estimating, procurement);

•	Excavation plan (including tie-back and/or MSEwalls) and yard early construction before nuclear island and turbine island as well as existing facilities.

•	Applications for Government Approvals;

•	Field work documents;

•
Specifications and drawings and details for access roads, excavation details, rail lines, construction power, fire protection system, chase system for electrical and mechanical components needed under road and rail, relocation of existing lines;

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•	Site clearing, grubbing and grading;

•	Removal of obstructions to construction activities;

•	Core borings for roads, rail, discharge structure, water treatment facility and temporary buildings;

•	Site surveys;

•	Roadway access to site;

•	Rail relocation and access to site;

•	Other authorized Site development activities prior to Full Notice to Proceed;

•	Selection and preparation of spoils area;

•	Designation of common fill and engineering backfill storage locations; and

•	Construction security.

A.2    Phase II

Contractor will supply one (1) or two (2) complete AP1000 Nuclear Power Plant Units to be located at the Site, except for those items listed in Table 1 as Owner’s Responsibility and Nuclear Fuel, which will be provided by Owner.

The Standard Plant description is provided in the AP1000 Design Control Document. The Standard Plant will include Units as described in Revision 16 of the Design Control Document , including Technical Report 134, "AP1000 DCD Impacts to Support COLA Standardization," APP-GW-GLR-134.  Revision 4 and the Design Change Packages approved for implementation as of the Effective Date. Interfaces with existing Site facilities and systems are shown in Figure 1, Site Plan. Contractor’s scope includes design, engineering, procurement, installation, and testing necessary to provide the AP1000 Nuclear Power Plant structures and systems described. Contractor’s scope of services with division of responsibilities between Owner and Contractor is provided in Table 1.

Documentation to be provided by the Contractor to the Owner as developed for the Facility is listed in Table 2.

In accordance with the requirements of Section 3.6(f) of the Agreement, during the implementation of Phase II, Mandatory Spare Parts will be identified in Table 3.

Other than the scope of supply listed as Owner’s responsibility in Table 1 (and except for Nuclear Fuel), Contractor will provide the Equipment and Services necessary to construct and install the Units, and their constituent systems, to meet the functional system performance requirements described in the Design Control Document, unless otherwise specified in the Agreement or as otherwise mutually agreed.

1.0 Plant Description
Contractor will provide each AP1000 Nuclear Power Plant utilizing the NRC Certified
AP1000 Design. A comprehensive description is provided in the Design Control

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Document, which was the basis of the submittal to the NRC under the provisions of 10 CFR Part 52.

The AP1000 Nuclear Power Plants meet applicable safety requirements and goals defined for advanced light water pressurized water reactors with passive safety features and provides for a greatly simplified plant with respect to design, licensing, construction, operation, inspection and maintenance.
Each Unit’s net electrical power to the grid will be nominally 1117 MWe with a nuclear steam supply system power rating (core plus reactor coolant pump heat) of approximately 3415 MWt.

2.0 Plant Arrangement
The plant arrangement will be comprised of five principal building structures; the nuclear island, the turbine building, the annex building, the diesel generator building, and the radwaste building.

Details of the AP1000 Site Plan and Building Arrangement are illustrated in the attached Design Control Document (DCD) Figure 1.2-2.

The functional allocation of system components contained in the buildings is identified in the attached DCD Figure 1.2-3.

SITE SPECIFIC SYSTEMS

The systems that are specific to the V C Summer site are the Circulating Water System, Storm Drain System, Potable Water System, Raw Water System, Sanitary Drainage System, Waste Water System and the Yard Fire System. In addition, portions of the Electrical Grounding and Lightning Protection System and the Electrical Site Power Distribution System are specific to the V C Summer site.

The reference plant main cooling tower-circulating water pump complex consists of a natural draft cooling tower, a pump basin, and circulating water pumps. The cooling tower for the Owner’s Site will be an induction draft.

Circulating Water System (CWS) – CWS supplies cooling water to the main condenser, turbine building closed cooling water system (TCS) heat exchangers, condenser vacuum pump seal water (CMS) heat exchangers and rejects the waste heat to the atmosphere through cooling towers. The CWS contains 120 in diameter Prestressed Concrete Cylinder Pipe (PCCP) pipe and the circulation water pumps.

Raw Water System (RWS) – RWS provides raw water from site sources to CWS. The RWS system contains 4 in to 42 in diameter High Density Polyethylene Pipe (HDPE) and the intake pumps.

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Storm Drain System (DRS) - The Storm Drain System (DRS) keeps the AP1000 power block facilities and the site specific facilities free from localized flooding during a storm. The DRS system contains of 12 in – 48 in HDPE pipe.

Potable Water System (PWS) – PWS furnishes water for domestic use and human consumption. The PWS system contains 2 in - 12 in HDPE pipe.

Sanitary Drainage System (SDS) – SDS collects sanitary waste from Site rest rooms and building drains and transports it to treatment and discharge. During construction this system will tie into a temporary sanitary treatment facility until the permanent facility is constructed. Construction city will have a separate sanitary treatment facility. The SDS system contains 3 in to 6 in HDPE underground pipe.

Waste Water System (WWS) - WWS collects non-radioactive plant process waste effluents (excluding sanitary and storm drains), provides appropriate means of treating waste effluents, oil separation and discharges treated waste effluent. The WWS system contains HDPE pipe from 1 in to 42 in.

Yard Fire System (YFS) - The Yard Fire System (YFS) detects and suppresses fires outside the Standard Plant during plant construction and operation. The YFS consists of water distribution systems, automatic and manual suppression systems, fire detection and alarm system, and portable fire extinguishers. The YFS system contains 6 in to 12 in HDPE underground pipe.

Electrical Site Power Distribution System (ESPDS) – ESPDS provides the electrical power for all construction (temporary power) and retail (permanent and temporary) loads for the Units.

Grounding and Lightning Protection System (EGS) – The grounding and lightning protection system provides personnel safety and investment protection by maintaining safe voltages across the station during high voltage transients, providing a low impedance ground fault current return path, minimizing noise interference and minimizing the effects of lighting surges.

Transmission Switchyard - A switchyard will be used to transmit electrical power output from the AP1000 units to the South Carolina Electric and Gas (SCE&G) and Santee Cooper 230kV transmission systems. The switchyard will also be used as a power source for plant auxiliaries when the units are in the startup or shutdown modes, or when the units are not generating. The switchyard is constructed in a 10 bay, breaker-and-half arrangement.  The switchyard connection to the AP1000 units is made through additional 230kV circuit breakers provided at the high side connections of the main step up transformers and reserve auxiliary transformers.

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PERMANENT BUILDINGS AND STRUCTURES
These buildings and structures are a part of the permanent Facility but are outside the footprint of the AP1000 Standard Plant.
Permanent Plant Buildings and Structures include:

•	Maintenance Support Service Building

•	Personnel Access Point Building

•	Permanent Warehouse

•	Raw Water Intake Structure

•	230 kV Switchyard Control Building

•	Circulating Water System Switchgear and MCC Buildings

•	Circulating Water System Pump Structures

•	Cooling Tower Foundations

•	Blowdown Sump

•	RWS Switchgear and MCC Building

•	Waste Water Discharge Structure

•	Lampson Crane Pads

2.4 Security Infrastructure

The security infrastructure associated with the AP1000 Plant includes the security system (SES) for the design and hardware inside the Standard Plant and the access portals, equipment and barriers to control access to the Protected Area. The Protected Area access and barriers will be designed and constructed to include:

•	Barriers to vehicle access including big rocks and pop-up road barrier

•	Fencing

•	Gravel base between fencing

•	Lighting

•	Communications

•	Access control system

•	Intruder detection systems including cameras and infrared sensing systems

•	Security building at main access portal

•	Vehicle access portal

•	Main road security post

•	Search area equipment

•	Security power system

A detailed description of the Site security infrastructure will be provided in Phase 1.

3.0	Test Program

The overall objective of the test program is to demonstrate that the plant has been constructed as designed, that the systems perform consistent with the plant design, and

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that activities culminating in operation at full licensed power including initial fuel load, initial criticality, and power ascension are performed in a controlled and safe manner.
The plant test program consists of a series of tests categorized as Construction and Installation Tests, Preoperational Tests, Startup Tests and Performance Test. The test program is described in the Agreement.

Plant operating, emergency, and surveillance procedures are incorporated into the initial test program procedures. These procedures are verified through use, to the extent practicable, during the Preoperational Test program and revised if necessary, prior to fuel loading.

Equipment used in the performance of Preoperational Tests is operated in accordance with appropriate operating procedures, thereby giving Owner's operating staff an opportunity to gain experience in using these procedures and demonstrating their adequacy prior to plant initial criticality.

Where applicable, Preoperational Tests may proceed on an individual system that has completed its Construction and Installation Test, prior to completion of all Construction and Installation Tests.

3.1    Startup Administrative Manual

Owner is responsible for a manual ("Startup Administrative Manual") and administrative procedures that provide detailed requirements and govern the execution of activities associated with the conduct of the test program, including the organization, structure and functional relationships of the Joint Test Working Group and the startup organization. Preparation of the Startup Administrative Manual is delegated to Contractor by Owner. The Startup Administrative Manual will address the following:

•	Organization and functional relationships of the Joint Test Working Group

•	Startup administrative and test procedures preparation, review, approval and change

•	Planning, preparation and performance of Startup Tests

•	Startup Test evaluation and approval

•	Process controls for the turnover of systems from Contractor to the Joint Test Working Group for additional testing, operation and maintenance

•	Procedures to assure proper work permits and system tagging occurs

•	Reporting and the elimination of defects during startup

•	Joint Test Working Group document control

•	Control of keys, electrical jumpers, lifted leads, mechanical jumpers and blind flanges

•	Startup Test scheduling and authorization for changes

•	Test configuration control to monitor the status of each system including any retest requirements deemed necessary

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•	Certification of test Personnel

•	Controls for the format, generation, approval, issuance and use of specific test specifications and test procedures

•	Quality assurance and quality control oversight

Owner is responsible for review and evaluation of individual test results as well as final review of overall test results and for review of selected Milestones or Hold Points within the test phases. Test exceptions or results which do not meet acceptance criteria are identified to the affected and responsible design organizations, and corrective actions and retests, as required, are performed.

3.2    Organization

The specific staff, staff responsibilities, authorities, and personnel qualifications for performance of the AP1000 initial test program are the responsibility of the Owner. This test organization is responsible for the planning, executing, and documenting of the Unit initial testing and related activities that occur between the completion of plant/system/component construction and commencement of Unit commercial operation. Transfer and retention of experience and knowledge gained during initial testing for the subsequent commercial operation of the Unit is an objective of the test program.

Contractor’s personnel providing testing services, Technical Support and/or field support shall work with the Owner’s operating organization in the test organization (hereinafter referred to as the “Joint Test Working Group”). Owner will delegate to Contractor the implementation and direction of the initial test Program. Contractor will estimate the personnel, including supervisors, engineers, technicians, operators, maintenance and test support personnel, chemistry personnel, health physics personnel and any other personnel required to perform the initial test program during Phase 1. Contractor and Owner will mutually agree who shall supply the required personnel prior to the conduct of the initial test program. Contractor will have overall responsibility and authority for technical direction of the initial test program and will act as the Joint Test Working Group Chairman. The Joint Test Working Group Chairman will report to Owner for matters of Startup Test authority and acceptance. The Joint Test Working Group will review and evaluate Construction and Installation Test, Preoperational Test and Startup Test results and test Turnover packages and recommend acceptance of the Turnover to the Owner.

The Joint Test Working Group shall be responsible for ensuring that preoperational and startup activities are performed correctly and completely in accordance with the COL requirements.

The Joint Test Working Group shall provide to Owner a preoperational and startup schedule. This detailed schedule shall incorporate a logical sequence of testing formulated on modular construction and testing of structures, areas, equipment, components, and systems. The schedule shall also be prepared to account for use of temporary construction power as needed to support operations and testing if permanent

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power is not available, as well as the use of a temporary demineralizer to facilitate flushing of piping systems if the permanent plant demineralizer is not available. The test schedule shall support Contractor’s overall construction schedule for the Unit.

A Preoperational Test group ("Preoperational Test Group") will be established by the Joint Test Working Group and be manned by the Contractor and Owner personnel as mutually agreed by Owner and Contractor. The Preoperational Test Group will consist of engineering test leads and test personnel. The Preoperational Test Group will perform the following functions and scope of work, as necessary to support the test program:

•	Coordinate tagging and maintenance prior to turnover to the Startup Test Group to support system acceptance testing

•	Accept systems for turnover from the installation organization

•	Plan, scope and schedule plant systems for testing

•	Manage and oversee testing of plant systems to support the test program

•	Resolve open items and exceptions identified during the test program

•	Accept and turnover Preoperational Test packages to Owner

•	Coordinate and support tasks required during Preoperational Test activities with responsible groups

A Startup Test group ("Startup Test Group") will be established by the Joint Test Working Group and be initially manned by Contractor and Owner personnel as mutually agreed by Owner and Contractor. The Startup Test Group will consist of engineering test leads and test personnel. The Startup Test Group will perform the following functions and scope of work, as necessary to support the test program:

•	Coordinate tagging and maintenance prior to turnover to the Startup Test Group to support system acceptance testing

•	Accept systems for turnover from the Preoperational Test Group

•	Plan, scope and schedule plant systems and equipment for testing, to support plant startup

•	Manage and oversee testing of plant systems and equipment to support the plant power ascension test program

•	Resolve open items and exceptions identified during the test program

•	Accept and turnover Startup Test packages to the Owner

•	Coordinate and support tasks required during Startup Test activities with responsible groups

A test support group ("Test Support Group") will be established by the Joint Test Working Group and be manned by Contractor and Owner personnel as mutually agreed by Owner and Contractor. The Test Support Group will consist of manpower and labor as needed to support all testing activities.

The Joint Test Working Group, while coordinating the test program will interface with Owner’s operations personnel in the initial starting and operation of the various systems.

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3.3	Responsibilities

3.3.1	Joint Test Working Group Activities

In general, the main activities of the Joint Test Working Group during Preoperational Tests and Startup Tests shall include, but not be limited to, the following:

1.	Management of all Preoperational Tests and Startup Tests

2.	Technical direction, scheduling, and coordination of the Preoperational Tests and Startup Tests.

3.	Acceptance of Unit subsystems and systems from construction turnover to the Owner’s organization.

4.
Startup records management consisting of development and maintenance of the preoperational and startup records. Examples are turnover documents, turnover punch list, instrument calibration data, completed test data, training records, startup engineers’ qualification records, etc.

5.	Management of the testing, calibration, and maintenance of instrumentation, equipment, and tools provided by Contractor.

6.	Management of testing consumables.

7.	Maintaining the overall Project Schedule requirements. The Joint Test Working Group shall ensure the implementation of test program activities in accordance with such schedules.

8.	Startup schedule evaluation and analysis, control of the startup schedule, preparation of the progress report

9.	Defining the necessary instrumentation and controls loop calibration procedures

10.	Identification of turnover boundaries for startup system and subsystems

11.	Establishment of turnover priorities from construction to startup

12.	Managing the clearance of the remaining construction deficiencies during preoperational and startup phase

13.	Conduct of the required tests

14.	Record the test results and prepare the test report

15.	Analysis of the test results and correction of deviations between the test result and design data

16.	Preparation, review and approval of test procedures prior to testing, review and approve test results and test reports, and submit a final copy to Owner

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3.3.2    Responsibilities of Owner

Owner’s responsibilities include, but are not limited to:

1.
Assisting Contractor as mutually agreed in performing the surveillances and functional tests to prepare the equipment and systems for the Construction and Installation Tests, Preoperational Tests and Startup Tests.

2.	Performing oversight and surveillance of preoperational and startup activities related to quality and safety.

3.
Identifying Owner Hold Points regarding testing activities, such as hot functional tests, fuel loading, and first criticality, in detailed testing procedures. At these Hold Points, the results of the tests already executed and the conditions for starting the next stage should be checked and reviewed by the Owner. Contractor shall propose Hold Points, which shall be reviewed by Owner in accordance with Section 5.6 of the Agreement.

4.	Performing surveillances of Contractor’s quality assurance and quality control activities in Contractor’s premises.

5.	Performing the review of proposed resolutions to abnormal situations.

6.	Preparation, review and approval of completed test procedure results as a member of the Joint Test Working Group.

7.	Accepting transfer of systems from Contractor to Owner.

3.3.3    General

If deviations or unresolved issues are encountered during testing, Contractor and Owner shall immediately proceed to identify the problems and their causes. Contractor shall then develop and take necessary corrective actions to resolve deviations and unresolved issues covered under Contractor’s Scope of Work. Owner shall then develop and take necessary corrective actions to resolve deviations and unresolved issues not covered under Contractor’s Scope of Work or resulting from an operating or maintenance issue. Contractor or Owner shall perform these actions in a timely manner to maintain the startup schedule. Contractor’s liability in resolving and correcting the deviations and/or unresolved issues shall be subject to the provisions of the Agreement.

Contractor shall provide to Owner the necessary inputs, test procedures, technical manuals, and other Documentation related to foregoing tests. Contractor shall supply special test equipment and instruments for use in the Construction and Installation Tests, Preoperational Tests, and Startup Tests within Contractor’s Scope of Work.

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3.4	Lists of Documents and Procedures for Preoperational and Startup Operations
Contractor shall submit to Owner the description of documents used for tests and a detailed list of test documents as required in the Startup Administrative Manual procedures. The Joint Test Working Group shall prepare test programs, procedures, and documentation suitably adapted to Site specific conditions. After the test, the test report shall be prepared by the Joint Test Working Group and submitted to Owner.

3.5	Qualification Requirements of Personnel for Preoperational and Startup Testing

Personnel engaged in Preoperational Test and Startup Test activities shall be suitably qualified and experienced for the level of responsibility and importance to safety of their work.

3.6	Contractors Craft and Maintenance Support during Preoperational and Startup Testing activities

Contractor will supply craft and maintenance support personnel to assist the Joint Test Working Group and Owner’s maintenance organization on a Time and Materials Basis. The Contractor craft and maintenance support personnel necessary will be defined in the detailed plans for Construction and Installation Tests, Preoperational Tests, and Startup Tests.

4.0 Scope of Supply

Table 1 details the responsibilities between the Owner (O) and Contractor (X) for providing the Site infrastructure, temporary facilities, buildings/ structures, plant systems, major equipment, modules and components which comprises each AP1000 Nuclear Power Plant. Each building is detailed as to its physical composition. The functional Equipment, components and commodities that comprise each system are highlighted. The table also depicts those program responsibilities for design, temporary facilities, program management, construction, testing, startup and commissioning of each facility. The items listed in Table 1 define the base scope of supply for the Agreement. Changes due to Supplier design maturity or Supplier initiated Design Change Packages (DCPs) may be made without impact to the Owner. Changes driven by the Owner are subject to Change Order.

In Table 1, the following definitions of column headings and letter symbols apply:

“O” means the Owner and its representatives.
“X” means the Contractor.

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“Design Criteria” are the functional requirements and data required for the basic engineering of Site works, buildings, structures, modules systems or equipment.
“Detail Design” means the engineering analyses, calculations and detail design drawings and specifications in accordance with the “design criteria” for the supply, erection and construction of Site works, buildings, structures, modules, systems or equipment.
“Eq/Comp/Com Supply” means the procurement and supply of necessary material, components and equipment specified for Site works, buildings, structures, modules and systems.
“Install /Construct” means the erection, installation or construction of all mechanical and electrical equipment and systems and the completion of all temporary works, civil works including finishes and architectural treatments.
“Establish Requirements” specifies the party responsible for identifying and establishing the necessary activities that must be completed and provided.
“Provide For” establishes the party responsible for executing the scope including cost accountability and performance responsibility.
Where two organizations are shown for a specific task, the organization (O/X or X/O) first listed has lead responsibility and the second has responsibility to support.
The engineered programs ("Engineered Programs") required for the long term operation of the Facility need to be developed prior to power operation. In some cases, Owner may choose to utilize a program developed for and used by VC Summer Unit 1. For these Engineered Programs, Contractor will provide the design criteria with the program development and implementation provided by Owner. The design criteria provided by the Contractor will be the criteria established in the final design, fabrication and installation of the components.
A list of "Special Tools" will be provided in Table 4 of this Exhibit A. This list will contain equipment and software included in the Contract Price that will be left on Site at the end of construction for operation of the Facility. If necessary, this list will be updated during design finalization, installation and testing. A Special Tool is any tool or software needed for assembling, manipulating, or maintaining plant structures and equipment not readily available for retail purchase.

In accordance with the Project Execution Plan, the method of providing (lease or purchase) of Construction Equipment and facilities built for the express purpose of constructing the Units will be mutually agreed upon during Phase 1. Pricing will include a line item for the expected disposition of the Construction Equipment and the buildings during or in closeout of the project. Contractor and Owner will mutually agree upon the disposition of the Construction Equipment and the buildings, once their purpose has been met.

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EXHIBIT A – TABLE 1
Scope Of Work / Supply
And Division Of Responsibility

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EXHIBIT A-TABLE 1 SCOPE of WORK/SUPPLY AND DIVISION OF RESPONSIBILITIES

PROJECT SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
Project Management	X	X
Engineering & Design (Non NuStart)	X	X
Construction Management	X	X
Site Engineering	X	X
Nuclear Safety/Licensing (post NuStart)	O/X	O/X
Supply Chain Management/Expediting	X	X
QA/QC	X	X
Construction Execution Plan	X	X
Construction & Startup Schedule	X	X
Information Management System	X	X
3-D Model	X	X
Independent Nuclear/Third Party Inspections (Owners discretionary)	O	O
Construction Training/Welder Qualification	X	X
AP1000 Site Documentation Control	X	X
Project Control Services (Schedule and cost reporting)	X	X
Licensing & Regulatory	O	O/X
Construction Training / Welder Qualification	X	X
Financial/Accounting	X	X
NRC Inspection Fees	O	O
COLA and Licensing Support (T&M basis as required)	O	O/X

ENGINEERED PROGRAMS	Design Criteria	Program Development	Program Implementation
Motor-Operated Valve Program	X	O	O
Air-Operated Valve Program	X	O	O
In-service Inspection Program	X	O	O
In-service Test Program	X	O	O
Containment Leak-Rate Testing	X	O	O

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ENGINEERED PROGRAMS	Design Criteria	Program Development	Program Implementation
Environmental Qualification	X	O	O
Flood Protection	X/O	O	O
Protective Coatings Systems	X	O	O
Probabilistic Risk Assessment	X	O	O
Appendix R / NFPA (Fire Protection)	O/X	O	O

SERVICES	Design Criteria	Program Development	Program Implementation
AP1000 Standard Emergency Operation Procedures	X	X	O
AP1000 Standard Operating Procedures	X	X	O
AP1000 Maintenance Procedures	X	O	O
AP1000 Quality Program & Procedures	X	X	X
Site Material Control	X	X	X
Operator and Staff Training	X	O	O

OTHER SCOPE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Spare Parts (to be defined in accordance with Agreement)	X/O	X/O
Shop and Maintenance Equipment (Table 4)	X/O	X
COLA and Licensing Support (T&M Basis as required)	O	O/X
Consumables First Fill	X	X

INSURANCE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Per Agreement Articles 15 and 16	O/X	O/X

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TESTING, STARTUP & COMMISSIONING	ESTABLISH REQUIREMENTS	PROVIDE FOR
AP1000 Startup Program Development and Technical Direction of Initial Test Program	X	X
Simulator hardware	O/X	O/X
O & M Training	X/O	X/O
Test Equipment	X/O	X/O
Construction (Functional) Testing	X/O	X/O
Preoperational Testing	X/O	X/O
Startup (Functional) Tests	X/O	X/O
Maintenance following System Turnover	O/X	O/X
Pre- Service Inspection (ASME Section XI)	X/O	X
Core Loading	O	O/X
Initial Criticality	X/O	O/X
Performance Tests	X/O	X/O
In-Service Inspection	X/O	X/O
Test Reports	X	X
Testing and Operating Procedures	X/O	X/O
Special Tools, Laboratory, Calibration & Test Equipment	X	X/O

GENERAL & ADMINISTRATIVE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Inland Transportation – Permits/Expenses	X/O	X
Sales & Use Taxes (Permanent Equipment)	O/X	O
Sales & Use Taxes (Contractor’s goods, tools, equipment, supplies and other consumables not permanently incorporated into the Facility	X	X
Construction Permits & Licenses (See Exhibit C)	X/O	X/O
Operation Permits & Licenses	O/X	O
Performance Bond, if required	X/O	X
Labor Taxes & Welfare	X	X
Contractor’s Personnel Expenses	X	X
Import / Duty Tax	X/O	X

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GENERAL & ADMINISTRATIVE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Telephone and Internet usage	X	X
Power Usage	O	O

CONSTRUCTION SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
AP1000 Construction and Installation Tests, prior to turnover to operations.	X	X
Land line telephone and internet service to the site see note c	O/X	O
Power to site see note d	X	X
Normal replacement items, fuel, oils and other consumables	X	X
Distribution of temporary power, including switchgear~~.~~	X	X
Temporary power back-up diesels as needed~~.~~	X	X
Permanent fire protection hydrants~~.~~	O/X	X
Fire fighting system: trucks, pumps, local fire station involvement, etc.	X/O	O
Construction Sanitary Facilities	X	X
Solid waste, trash & garbage disposal~~.~~	X	X
Temporary lay down areas	X	X
Construction Site Security	X	X
Temporary Nuclear Security Program / People	O	O
Temporary Nuclear Security Physical Structures	O	O
Construction lighting	X	X
Excavation spoil dump areas	O/X	X
Site communications (for construction)	X	X
Public address system (for construction)	X	X
Environmental monitoring during construction	X/O	X
Concrete batch plant	X	X
Lampson Crane & runway, yard cranes and construction vehicles	X	X

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CONSTRUCTION SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
Construction Equipment Rentals/Leases	X	X
Material Laydown and Assembly	X	X
Temporary Water and Ice	X	X
Security of Perimeter and Construction Site	O/X	X
First Aid and Staffing	X	X
Craft Facilities, Tools & Equipment	X	X
Industrial Safety and Inspection	X/O	X
Construction Cleanup	X	X
Construction Safety Program	X	X
Temporary Warehouse	X	X
Field Offices, Office Equipment & Computers	X/O	X
Construction Equipment Maintenance Shops/Fuel Storage	X	X

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DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
SITE INFRASTRUCTURE

SITE DEVELOPMENT & PREPARATION
All On-Site Permits including: regulatory, water discharge, water supply and environmental	O/X	X	X
Environmental Impact Assessment and Statement (EIS)	O	O	O
Borings associated with site boundary construction, roads and haul routes	X	X	X	X
Borings associated with additional scope roads and haul routes – intake, discharge, site access, etc.	X	X	X	X
Evaluation of Detailed Geotechnical Reports- From COLA	X/O	X
Soil Investigation & Borings -For Final Layout Plan	O	O/X	O	O
Site Emergency Notification Equipment	O	O	O	O
Site Construction Entrance Roads	O/X	X	X	X
Temporary Nuclear Security Boundary	O/X	O/X	X	X
Construction Site Fencing	O/X	X	X	X
Deforestation	O	O	O	O
Establish Site Datums- Elevations & Azimuth	X/O	X	X	X
Relocation of Existing Utilities	O/X	O	O	O
Relocation of Transmission Lines	O/X	O	O	O
Relocation, Extension, Distribution or Removal of Existing Utilities	O/X	X	X	X
Site Clearing, Grubbing, Planting & Removal of Spoil	X	X	X	X
Slope & Shore Protection including Rip-Rap	X	X	X	X
Temporary & Permanent Drainage & Flood Protection, if required	X	X	X	X
Temporary & Permanent Storm Water Ponds, if required	X	X	X	X
Construction Waste Water Retention & Disposal	X	X	X	X
Excavation, Backfill & Dewatering & Soil Dumps	X	X	X	X
Barge Unloading Facility & Dredging Immediate Area	N/A
Removal of Existing Landfills	O	O	O	O

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DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
Relocation of existing Structures and Facilities	O	O	O	O
Demolition of Existing Foundations and Structures	O	O	O	O
Pilings and Caissons, if required	X	X	X	X
Alternate Offsite Power & Fiber Optics Reroute	X	X	X	X

ROADS
Permanent Site Access-Heavy Haul Road	O/X	X	X	X
Internal Site Roads & Parking	O/X	X	X	X
Heavy Haul Road & Crane Lift Pathways	X	X	X	X
Road between existing plant and new plant	O/X	X	X	X
Existing Access Road Modifications (incl. Cty Rd. 16)	X	X	X	X

RAILROAD
Railroad Rerouting & Extension Within Site Boundary	O/X	X	X	X
Permanent On-Site Railway & Facilities	O/X	X	X	X
Rail Spur To Concrete Batch Plant	X	X	X	X
Evaluate and upgrade Owner owned rail spur to main line if required	X/O	X	X	X

RAW, POTABLE & FIRE SUPPRESSION WATER
Filtered Water Supply	O/X	X	X	X
Filtered (Potentially Raw) Water On-Site Fire Suppression Ring	X	X	X	X
Filtered Water On-Site Distribution	X	X	X	X
Potable Water Treatment & Supply	O/X	X	X	X
Potable Water Relocation, Extension & Distribution	X	X	X	X

PERMANENT PLANT FACILITIES
Administration Building	O	O	O	O
Simulator & Training Facility	O	O	O	O
Remote Technical Support Center	O	O	O	O
Emergency Operations Facility, if required	O	O	O	O

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
High Voltage Switchyard	O	X	X	X
Station Main Transformers	O/X	X	X	X
Duct Banks & Underground Cable to High Voltage Switchyard	X/O	X	X	X
Duct Banks & Underground Cable for Contractor Supplied (AP1000 Plant)	X/O	X	X	X
Duct Banks & telephone and Internet conduit for Owner Supplied Structures and Facilities	O	X	X	X
Land Line - Telephone & Internet to Site	O	O	O	O
Bulk Gas Storage Facilities	X	X	X	X
Chemical Storage Facilities	X	X	X	X
Raw Water Intake Structure & Pumps including piping	O/X	X	X	X
Effluent Wastewater Process/Discharge Structure	O/X	X	X	X
Cooling Tower – Forced Draft	X	X	X	X
Permanent Warehouse inside the Protected Area	X/O	X/O	X	X
Grounding & Lightning Protection Systems & Structures for Contractor Supplied buildings	X/O	X	X	X
Permanent Site Lighting	X/O	X	X	X
Distributed Control System- Systems Outside of AP 1000 Plant	X/O	X	X	X
Fuel Oil Storage Tank & Foundations/Walls and pipe routing from oil tank to diesel generator building day tank, diesel fire pumps and auxiliary boiler	X	X	X	X
Dry Cask Storage Facility	O	O	O	O
Rad Waste facility Long term	O	O	O	O
Plant Maintenance Shops	O/X	X	X	X
Sewage Treatment Facility	O/X	X	X	X
New Water Treatment Facility	O/X	X	X	X
Main Entrance Guard Station Personnel Access to Protected Area	O/X	X	X	X
Main Entrance Guard Station Truck Access to Protected Area	O/X	X	X	X
Common Maintenance Support Service Building	O/X	X	X	X

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
Circulating Water System Switchgear and MCC Buildings	X	X	X	X
Circulating Water System Pump Structures	X	X	X	X
Cooling Tower Foundations	X	X	X	X
Final Landscaping	X/O	X	X	X
Facility Signage	O	O	O	O
Permanent Nuclear Security Boundary	O/X	O/X	X	X
Permanent Emergency Notification Equipment	O	O	O	O

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
	BUILDINGS & STRUCTURES
1100	Shield Building, complete structure & finishes	X	X	X	X	1
	Containment, complete structure & finishes	X	X	X	X	1

1200	Auxiliary Building, complete structure & finishes	X	X	X	X	1

2000	Turbine Building, complete structure & finishes	X	X	X	X	1

4000	Annex Building, complete structure & finishes	X	X	X	X	1

5000	Radwaste Building, complete structure & finishes	X	X	X	X	1

6000	Diesel Generator Building, complete structure & finishes	X	X	X	X	1

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WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR

	SYSTEMS, EQUIPMENT, COMPONENTS & COMMODITIES

ASS	Auxiliary Steam Supply System	X	X	X	X	1

BDS	Steam Generator Blowdown	X	X	X	X	1

CCS	Component Cooling Water System	X	X	X	X	1

CAS	Compressed Air System	X	X	X	X	1

CDS	Condensate System	X	X	X	X	1

CES	Condenser Tube Cleaning System	X	X	X	X	1

CFS	Turbine Island Chemical Feed System	X	X	X	X	2

CMS	Condenser Air Removal System	X	X	X	X	1

CNS	Containment System	X	X	X	X	1

CPS	Condensate Polishing System	X	X	X	X	1

CVS	Chemical & Volume Control System	X	X	X	X	1

CWS	Circulating Water System	X	X	X	X	3

DAS	Diverse Actuation System	X	X	X	X	1

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WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
DDS	Data Display & Processing System	X	X	X	X	1

DOS	Standby Diesel Fuel System	X	X	X	X	4

DRS	Storm Drain System	X	X	X	X	5

DTS	Dematerialized Water Treatment System	X	X	X	X	1

DWS	Dematerialized Water Transfer & Storage System	X	X	X	X	1

ECS	Main AC Power plant electrical system	X	X	X	X	1

EDS	Non Class 1E DC & UPS System	X	X	X	X	1

EFS	Communications System, plant wide	X	X	X	X	6

EGS	Grounding & Lightning Protection System	X	X	X	X	7

EHS	Special Process Heat Tracing System	X	X	X	X	1

ELS	Plant Lighting System	X	X	X	X	8

EQS	Cathodic Protection System	X	X	X	X	9

FHS	Fuel Handling & Refueling System	X	X	X	X	10

FPS	Fire Protection System	X	X	X	X	1

FWS	Main & Startup Feedwater System	X	X	X	X	1

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
GSS	Gland Seal System	X	X	X	X	1

HCS	Generator Hydrogen & CO2 Systems	X	X	X	X	1

HDS	Heater Drain System	X	X	X	X	1

HSS	Hydrogen Seal Oil System	X	X	X	X	1

IDS	Class 1E DC and UPS System (Division A to D)	X	X	X	X	1

IIS	Incore Instrumentation System	X	X	X	X	1

LOS	Main Turbine & Generator Lube Oil System	X	X	X	X	1

MES	Meteorological & Environmental Monitoring System	O	O	O	O	11

MHS	Mechanical Handling System	X	X	X	X	1

MSS	Main Steam System	X	X	X	X	1

MTS	Main Turbine System	X	X	X	X	1

OCS	Operation & Control Centers	X	X	X	X	1

PCS	Passive Containment Cooling System	X	X	X	X	1

PGS	Plant Gas System	X	X	X	X	12

PLS	Plant Control System	X	X	X	X	13

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WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
PMS	Protection & Safety Monitoring System	X	X	X	X	1

PSS	Primary Sampling System	X	X	X	X	1

PWS	Potable Water System	X	X	X	X	14

PXS	Passive Core Cooling System	X	X	X	X	1

RCS	Reactor Coolant System	X	X	X	X	1

RDS	Gravity & Roof Drain Collection System	X	X	X	X	1

RMS	Radiation Monitoring System	X	X	X	X	15

RNS	Normal Residual Heat Removal System	X	X	X	X	1

RWS	Raw Water System	O/X	X	X	X	16

RXS	Reactor System	X	X	X	X	1	a

SDS	Sanitary Drainage System	X	X	X	X	17

SES	Plant Security System	X	X	X	X	18

SFS	Spent Fuel Pit Cooling System	X	X	X	X	1

SGS	Steam Generator System	X	X	X	X	1

SJS	Seismic Monitoring System	X	X	X	X	19

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WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
SMS	Special Monitoring System	X	X	X	X	1

SSS	Secondary Sampling System	X	X	X	X	1

STS	Simulator Training System	X	X	X	X	20	b

SWS	Service Water System	X	X	X	X	1

TCS	Turbine Bldg. Closed Cooling Water System	X	X	X	X	1

TDS	Turbine Island Vents, Drains & Relief System	X	X	X	X	1

TOS	Main Turbine Control & Diagnostics	X	X	X	X	1

TVS	Closed Circuit TV System	X	X	X	X	21

VAS	Radiologically Controlled Area Ventilation system	X	X	X	X	1

VBS	Nuclear Island. Non-radioactive Ventilation System	X	X	X	X	1

VCS	Containment Recirculation Cooling System	X	X	X	X	1

VES	Main Control Rm. Emergency Habitability System	X	X	X	X	1

VFS	Containment Air Filtration System	X	X	X	X	1

VHS	Health Physics & Hot Machine Shop HVAC System	X	X	X	X	1

VLS	Containment Hydrogen Control System	X	X	X	X	1

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
VRS	Radwaste Building HVAC System	X	X	X	X	1

VTS	Turbine Building Ventilation System	X	X	X	X	1

VUS	Containment Leak Rate Test Systems	X	X	X	X	22

VWS	Central Chilled Water System	X	X	X	X	1

VXS	Annex/Aux Bldg Non-radioactive Ventil. System	X	X	X	X	1

VYS	Hot Water Heating System	X	X	X	X	1

VZS	Diesel Gen. Bldg. Ventilation System	X	X	X	X	1

WGS	Gaseous Radwaste System	X	X	X	X	1

WLS	Liquid Radwaste System	X	X	X	X	23

WRS	Radioactive Waste Drain System	X	X	X	X	1

WSS	Solid Radwaste System	X	X	X	X	1

WWS	Waste Water System	X	X	X	X	24

ZAS	Main Generation System	X	X	X	X	1

ZBS	Transmission Switchyard & Offsite Power System - Plant Feed Only	X	X	X	X	26

ZOS	Onsite Standby Power System	X	X	X	X	27

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR

ZVS	Excitation & Voltage Regulation System	X	X	X	X	1

Notes:

•	“complete & inclusive of” and “inclusive of” equally mean the responsibility of Contractor as denoted by “X” or “O” for Owner.

•
On-site permits including, but not limited to, Environmental, Dredging, Occupancy, Waste Disposal & Handling, Health & Safety, Transportation, B2022 Discharge & Release, Petroleum Storage, Hazardous waste, Storm Water & Runoff Control, Fire & Emergency, etc.

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Notes for Preceding Section
Note	System	Details
Scope of Work Notes:
1	See Table
If this note is applicable, the system is completely included within the Standard Plant. The system is to be supplied complete and inclusive of all equipment, components and commodities including any specialty handling tools and equipment as described in the DCD.

2	CFS
Note 1 applies, except that chemical selection and chemical treatment program is Site-specific. Also, outdoor portions of the pH adjustment and corrosion inhibitor injection piping to the CWS pump discharge and the biocide injection to the PWS storage tank may be Site-specific.

3	CWS
Note 1 applies to standard portions of the Circulating Water System, i.e., all CWS equipment within the Turbine Building. The portion outside the Turbine Building is Site-specific and will have the following characteristics (per unit):

   Three circulating water pumps in an open outdoor pump structure
   Mechanical draft cooling towers
   Supply and discharge flow path will consist of two buried 120” pipe runs

4	DOS	Note 1 applies to diesel fuel oil supply equipment within the Standard Plant. The CSC diesel fuel oil system may use the same system designator but is included within the CSC scope of work.
5	DRS
Storm drain system is Site-specific. Contractor's Scope of Work includes all new construction and modifications required as a result of earthwork and construction activities otherwise within the Contractor's Scope of Work, including storm drains for Site-specific permanent structures.

6	EFS
Note 1 applies to communication systems within the Standard Plant. Contractor's Scope of Work also includes design and equipment necessary to interface with landline telephone services provider. The Site-specific Scope of Work also includes routing services to new normally occupied Site-specific support buildings and Facility.

7	EGS
All grounding and lightning protection is within the Contractor's Scope of Work. Connections between these switchyard and substation grounding systems and the AP1000 Nuclear Power Plant grid are within the Contractor's Scope of Work.

8	ELS
Lighting is to include all protected area and vehicle barrier lighting required for nuclear security as well as all roadway and parking lot lighting for new construction within the Contractor's Scope of Work.

9	EQS
Design of cathodic protection system is to be as described in the DCD. Cathodic protection is to be provided as required for all buried commodities requiring corrosion protection within the Contractor's Scope of Work.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section
Note	System	Details
Scope of Work Notes:
10	FHS
Fuel handling equipment is to be supplied complete and inclusive as described in the DCD and to include all specialty tools required to perform fuel handling and maintenance activities. FHS is to be complete and inclusive of, but not limited to, the following special tools and equipment:

FHS Underwater Camera System
Portable Underwater Light
New RCC Handling Tool
New Fuel Assembly Handling Tool
Spent Fuel Assembly Handling Tool
Wet Annular Burnable Absorber Handling Tool
Control Rod Drive Unlatch Tool
Control Rod Drive Shaft Handling Tool
Irradiated Sample Handling Tool
Rod Control Cluster Handling Tool
Irradiation Sample End Plug Seating Jack

RV Upper Internals Storage Stand
Reactor Lower Internals Storage Stand
Reactor Vessel Head Lifting Jig
RV Stud Bolt Automatic Rotation Devices
RV Stud Bolt Nut Bolting Tools
RV Stud Bolt Air Balancers
RV Stud Bolt Lifting Wire Twist Return Jigs
RV Stud Bolt Wrenches
RV Stud Bolt Elongation Measurement Device
RV Stud Bolt Tensioner Electric Hoists
Thimble Plug Handling Tool

Refueling Mach / SF Handling Mach Load Test Fixture
Fuel Transfer Upender Pump (OC)
Refueling Pool Underwater Filter System
Integrated Head Storage Tank
Spent Fuel Cask Loading Pit Gate
Permanent Reactor Cavity Seal Ring
Reactor Vessel (RV) Stud Tensioners
RV Internals Lifting Rig
Generic Refueling Toolbox RV Stud Hole Plug Handling Tool RV Stud Hole Plugs RV Stud Bolt Lifting Eyebolts RV Stud Bolt Protection Caps RV Guide Studs
11	MES
The only equipment included within the scope of this system is the necessary equipment, cabling and installation activities necessary to feed data from the existing met tower to the Unit 2 and Unit 3 control rooms and the technical support center.

12	PGS
Bulk gas supply systems (including cryogenic tanks, vaporizer, pumps and control valves) may include permanent tanks purchased by the Contractor or leased equipment under a lease agreement that will transfer to the Owners.

13	PLS
The plant control system includes the Standard Plant equipment as described in Note 1 plus controls for all Site-specific equipment including but not limited to CWS, RWS, and the Yard Fire System (YFS).

14	PWS
Note 1 applies to the Standard Plant potable water distribution headers and equipment within the AP1000 Nuclear Power Plant power block. Additionally, Contractor's Site-specific Scope of Work includes a common permanent potable water supply system consisting of pumps, all required valves, piping and controls. The Site-specific Scope of Work also includes the PWS to new normally occupied Site-specific support buildings and facilities

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section
Note	System	Details
Scope of Work Notes:
15	RMS
Note 1 applies to the radiation monitor system within the AP1000 Nuclear Power Plant power block. In addition to this equipment, the scope of this system includes any radiation monitors required for the CSC which is part of the Site-specific Scope of Work.

16	RWS
The RWS is a Site-specific system and includes the river water supply and distribution. The river water system includes traveling screens, screen wash pumps, main pumps, plus all valves, piping and other equipment necessary to deliver necessary makeup flow to the circulating water system.

17	SDS	Sanitary drains is a Site-specific system, and includes all equipment, piping and lift stations necessary to transfer waste from all new permanent facilities to the treatment facility.
18	SES
Site security system includes the standard design for the AP1000 power block out to and including the red zone fence, as developed jointly by the Contractor and Owners, Outside the red zone, the security scope includes all installations necessary to fully implement a protected area with all required surveillance and intrusion detection equipment, all vehicle barriers (passive and active), and all required fencing and delay features.

19	SJS
Note 1 applies to seismic monitors and instrumentation with the AP1000 Nuclear Power Plant buildings. The Site-specific configuration of the free-field monitor is to include a single free-field monitor for each Unit.

20	STS	The simulator system is to include two standard AP1000 Nuclear Power Plant simulators, delivered and installed by the Contractor in a building provided by Owners.
21	TVS	The Scope of Work with respect to the closed circuit TV system is to be "as required" for monitoring of high radiation and contaminated work areas in the containment based on ALARA work requirements.
22	VUS
The Scope of Work includes all installed instrumentation and equipment plus all special flanges, fittings and equipment. Required temporary equipment readily available as leased equipment (e.g., air compressors) need not be included in the permanent scope of equipment supplied.

23	WLS
Note 1 applies to liquid waste system within the AP1000 Nuclear Power Plant buildings. Site-specific discharge path is to be routed via shielded piping with leak detection capability from the outside wall of each Unit to a common dilution point just prior to the main plant discharge into the Parr Reservoir. Design is to meet NRC regulations 10 C FR20.1406 for tritium control.

24	WWS
Note 1 applies to that portion of the waste water system within the AP1000 Nuclear Power Plant buildings. Contractor's Site-specific Scope of Work is to include a single WWRB for each Unit. WWRB is to include sensors and controls as described in the DCD. The Site-specific Scope of Work also includes removing waste water from new normally occupied Site-specific support buildings and Facility.

25		Not used.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section
Note	System	Details
Scope of Work Notes:
26	ZBS
The switchyard and off-Site transmission system includes all equipment from the high side of the generator step-up transformers and the high side of the reserve aux transformers through the switchyards to the off-Site transmission lines leaving the Site.

27	ZOS	Note 1 applies to the on-Site A/C power supply system within the AP1000 Nuclear Power Plant Scope of Work. There is a separate diesel-electric supply system for the TSC that is described separately.
Division of Responsibility Notes
a	RXS	Fuel assemblies, control rods, grey rods, and startup sources will be provided at the cost of the Owners.
b	STS	Owner to supply building with all required power and lighting, Contractor to supply, install and test each simulator. Owner to supply control room furnishings to mimic control room.
c		Telephone and internet service to be provided by Owner to Site location. Contractor to route on Site.
d		Electric power will be supplied from the existing construction power transformer and from a utility pole at the intersection of Highway 213 and Parr Road.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A Table 2
AP1000 Documentation Deliverables

AP1000 Facility Information classified as Proprietary Class 2 Releasable (i.e., deliverable under this Agreement) and Non-Proprietary Class 3 documents specifically related to the design, construction, operation and maintenance of the Facility provided under this Agreement shall be provided from the Contractor’s Information Management System (IMS) in electronic format via access through a controlled website or similar electronic information portal. The final list of the documentation types to be provided for Owner’s access will be developed by Contractor and approved by the Owner during Phase I, and expected to include but not limited to the types of deliverable documents as provided in Table 2-1.

Instructions for access to these documents shall be provided by Contractor for use by Owner’s personnel, including listing of index fields and query options. This information may be electronically posted on the IMS. The controlled documents will be provided with revision level control, and be uniquely designated.

A majority of the Facility Information quality records will be provided in an electronic format that is an imaged document. Contractor recognizes that the Owner may be required to revise documents in the future to maintain configuration control and operate the Facility. Contractor will therefore make a good faith effort to provide access or deliver the best available native files for the documents provided to the Owner. Owner will be responsible for the content and use of these native files. Contractor shall not be responsible for any consequences resulting from the Owner’s use of these native files.

Contractor also recognizes that the Owner desires the Facility Information and related database files information and the file attributes that would facilitate transfer to the Owner’s data management system. Contractor will make available the databases and the data models for the Facility Information and cooperate with the Owner and a third party vendor to transfer the data and data files into a format compatible with the Owner’s data management system. Work related to the conversion of data files or support of converting the data files into the Owner’s database system will be subject to a Change Order.

Designation of Proprietary Data will be defined on a document level, which is classified in accordance with WCAP 7211, Revision 5, “Proprietary Information and Intellectual Property Management Policies and Procedures” or NDG 10-01-00 Revision 0, “Proprietary Information and Intellectual Property Management Policies and Procedures” for Westinghouse and Stone & Webster information respectively. Stone & Webster will provide NDG 10-01-00 for review and approval during Phase 1.

Proprietary Class 2 Releasable information is sensitive business and technical information that Owner may not disclose without Contractor’s prior written authorization except as otherwise provided in Article 19 of the Agreement. Proprietary Class 2 Releasable documents will be marked “Proprietary Class 2”. Per Article 19 of the Agreement, Proprietary Class 2 documents are further categorized into two classes of documents. One class is “Non-disclosable” to Third

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Parties without prior Contractor written consent. The other class of Proprietary Class 2 Releasable documents is “Disclosable” to Third Parties, provided that a confidentiality agreement, as provided in Exhibit O-1, is executed prior to any such disclosure. Article 19 provides the principles that apply for determining whether documents are disclosable to Third Parties. Additionally the attributes in the data files in the Information Management System will identify the documents as “Disclosable” or “Non-disclosable”.

Non-Proprietary Class 3 information is non-sensitive information that may be distributed both internally and externally to Contractor. This is information which, if published, would not result in the loss of an existing or potential competitive advantage and may be released on an unrestricted basis. Class 3 is primarily used to describe technical reports, association review papers, and/or marketing and advertising literature.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table 2-1
Types of Deliverable Documents

GENERAL AND ADMINISTRATIVE

•	Design Control Document (Licensing)

•	Releasable AP1000 and AP600 WCAPs and Technical Reports that apply to the implemented design

•	AP1000 Documentation Guidelines and Document Numbering

PROJECT MANAGEMENT

•	Project Execution Plan

•	Project Specific Control Procedures

•	Project Schedule (includes Engineering, Procurement, QA and Construction)

•	Project Change Notices (Scope, Budget, Schedule Variances)

•	Official Project Correspondence

•	Monthly Progress Reports (which includes project control reports, project schedule status updates, financial status, etc)

QUALITY ASSURANCE
•Contractor Project Quality Plan
•Contractor QA Procedures relevant to the Agreement
•QA Data Packages including items such as :

•	Approved Non-Conformance Reports/ Dispositions

•	Radiographic/Non-Destructive Test Data

•	Non-Destructive Examination Records (NDE)

•	Heat Treatment Records

•	Material Origin Certifications

•	Approved Design Change Packages

•	Field Inspection Reports

ENGINEERING
Systems:
•Releasable Calculation Notes (See Note 1)
•System Specification Documents
•Piping and Instrumentation Diagram
•Piping Isometrics
•HVAC Duct and Support Drawings
•Logic Diagrams
•Single Line Diagrams
•Three Line Diagrams
•Wiring Diagrams
•Piping Specifications
•Pipe Support Details
•Piping Analysis Reports including analyzed pipe hangers

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

•Releasable AP1000 Safeguards Information (See Note 1)
•Releasable AP1000 Equipment Databases (See Note 1)
•Plant Specific Heat Balance
•Releasable Set point Basis Documents (See Note 1)

Equipment
•Releasable Design or Equipment Specifications (See Note 1)
•Outline Drawings
•Assembly Drawings
•Wiring Diagrams
•Control Logic Drawings
•Electronic Equipment Software descriptions, versions and instructions

•	Electronic Equipment Software Validation and Verification Packages (not to include source code)
•Equipment Qualification data packages
•Environmental Reports (includes conclusions and summaries but not detailed test data)

•	Releasable Equipment Vendor Technical Manuals or Information Packages (See Note 1)

Relevant AP1000 Building Drawings and Reports, including
•Architectural Drawings
•Site Layout Drawings
•Site Infrastructure Drawings
•Fire Zone Drawings
•Radiation Zone Drawings
•Project as-built drawings
•Geotechnical Investigation Reports
•Resident Geologist reports
•General Arrangement Drawings
•Concrete Outline Drawings
•Rebar Drawings
•Seismic Analysis Reports (See Note 1)
•Containment Penetration Drawings
•Wall and Floor Penetration seal details and supporting test reports
•Embedment and Attachment Drawings
•Raceway and Raceway Support Drawings
•Cable and Conduit Lists including routing data
•Cable Termination Details
•Structural Steel Frame Drawings
•Structural Modules Sub-Assembly Drawings
•Composite lay-out drawings
•Module Drawings
•Instrument Tubing and Support Drawings
•Plant As-Designed 3D PDS Model files

PROCUREMENT

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

•	Qualified & Approved Vendor/Supplier Lists (available for review, not a deliverable)

•	Source Surveillance, Audits & Reports (provided for information, Not subject to Owner approval)Receipt Inspection Procedures (provided for information, Not subject to Owner approval)

•	Handling, Shipping, and Storage (provided for information, Not subject to Owner approval) Equipment Specifications and related drawings

•	Warehouse storage designations

CONSTRUCTION
•Construction Execution Plan
•Site layout and utilities Plan
•Construction Specifications
•Releasable Construction Drawings (See Note 1)
•Safety Reports
•Field Purchase Orders, Receipt & Audit Reports for permanent plant equipment
•Field Deficiency Reports (NCN, FCRs, ECR, etc.)
•Welding Records (PQR, PQAR and WPS)
•Field Engineering Procedures
•System Flushing Index & Reports
•Construction Testing Reports (included in Turnover Packages)
•Equipment / System / Area Turnover Packages

•	Construction Lifting, Handling & Erection (provided for information, Not subject to Owner approval)Civil Material & Property Reports
•Mechanical Property Records for Safety Related Components

•	Mechanical, Civil, Electrical and I & C Installation and Inspection Procedures (provided for information, Not subject to Owner approval)
•Occupancy Inspections & Reports
•Measuring and Test Equipment program documents
•Layout/Location details for all underground facilities and 3D model as developed

TESTING & STARTUP

•	Startup Site Administrative Manual

•	Pre Operational Testing Procedures/ Reports

•	Structural Integrity Test Procedure

•	Integrated Leak Rate Test Procedure

•	Testing & Maintenance Procedures (Initial Start-up and Operations)

•	Testing Acceptance Criteria

•	Operating Procedures (e.g. Normal, Emergency)
•Spare Parts Lists

•	Special Tools Lists

•	Startup and Performance Test Reports

•	Calibration Procedures & Reports

Note 1:	For Documentation that is “Releasable” in accordance with WCAP 7211 or ND 10-01-00 and is applicable to the Facility.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A Table 3
AP1000 Mandatory Spare Parts

Mandatory Spare Parts list will be inserted here as developed during the completion of the Facility.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A – Table 4
AP1000 Special Tools

This list of Special Tools may be updated through Design Finalization and Initial Testing.

WBS	Description	Data Sheet
3.403.	ANNEX BUILDING ELEV 3 PROCUREMENT
U1X4033_MZ01	HMS DRILL PRESS	MZ41-Z0D-001
U1X4033_MZ02	HMS BAND SAW	MZ42-Z0D-001
U1X4033_MZ03	HMS PWR HACKSAW	MZ43-Z0D-001
U1X4033_MZ04	HMS UNIVERSAL GRINDER	MZ44-Z0D-001
U1X4033_MZ05	HMS LATHE	MZ45-Z0D-001
U1X4033_MZ06	HMS MILLING MACHINE	MZ46-Z0D-001
U1X4033_MZ07	HMS PEDESTAL GRINDER	MZ47-Z0D-001
U1X4033_MZ08	HMS HYDRAULIC PRESS	MZ48-Z0D-001
U1X4033_MZ09	HMA WELDING PLATEN	MZ49-Z0D-001
U1X4033_MZ10	HMS Valve Lapping Machine	MZ50-Z0D-001
U2X4033_MZ01	HMS DRILL PRESS	MZ41-Z0D-001
U2X4033_MZ02	HMS BAND SAW	MZ42-Z0D-001
U2X4033_MZ03	HMS PWR HACKSAW	MZ43-Z0D-001
U2X4033_MZ04	HMS UNIVERSAL GRINDER	MZ44-Z0D-001
U2X4033_MZ05	HMS LATHE	MZ45-Z0D-001
U2X4033_MZ06	HMS MILLING MACHINE	MZ46-Z0D-001
U2X4033_MZ07	HMS PEDESTAL GRINDER	MZ47-Z0D-001
U2X4033_MZ08	HMS HYDRAULIC PRESS	MZ48-Z0D-001
U2X4033_MZ09	HMA WELDING PLATEN	MZ49-Z0D-001
U2X4033_MZ10	HMS Valve Lapping Machine	MZ50-Z0D-001
3.CCS.MZ3G	CCS HX BOLT TIGHTENER (RACHET SPANNER)
U1ACCS__MZ01A	CCS HX Bolt Tightener (Rachet Spanner) A	MZ3G-Z0D-001
U1ACCS__MZ01B	CCS HX Bolt Tightener (Rachet Spanner) B	MZ3G-Z0D-001
U1ACCS__MZ01C	CCS HX Bolt Tightener (Rachet Spanner) C	MZ3G-Z0D-001
U1ACCS__MZ01D	CCS HX Bolt Tightener (Rachet Spanner) D	MZ3G-Z0D-001
U2ACCS__MZ01A	CCS HX Bolt Tightener (Rachet Spanner) A	MZ3G-Z0D-001
U2ACCS__MZ01B	CCS HX Bolt Tightener (Rachet Spanner) B	MZ3G-Z0D-001
U2ACCS__MZ01C	CCS HX Bolt Tightener (Rachet Spanner) C	MZ3G-Z0D-001
U2ACCS__MZ01D	CCS HX Bolt Tightener (Rachet Spanner) D	MZ3G-Z0D-001
3.CVS.MZ00	MAKEUP PUMP TOOLS
U1NCVS__MZ01	CVS Makeup Pump Thrust Collar Nut Tool	MZ3J-Z0D-001
U1NCVS__MZ02	CVS Makeup Pump Internal Casing Ins/With	MZ3K-Z0D-001
U1NCVS__MZ03	CVS Makeup Pump Thrust Collar Shaft Adj	MZ3L-Z0D-001
U1NCVS__MZ04	CVS Makeup Pump Thrust Collar Withdrawal	MZ3M-Z0D-001
U2NCVS__MZ01	CVS Makeup Pump Thrust Collar Nut Tool	MZ3J-Z0D-001
U2NCVS__MZ02	CVS Makeup Pump Internal Casing Ins/With	MZ3K-Z0D-001
U2NCVS__MZ03	CVS Makeup Pump Thrust Collar Shaft Adj	MZ3L-Z0D-001
U2NCVS__MZ04	CVS Makeup Pump Thrust Collar Withdrawal	MZ3M-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
3.FHS.FH50	NEW RCC HANDLING TOOL
U1MFHS__FH50	NEW RCC HANDLING TOOL	FH50-Z0D-001
U2MFHS__FH50	NEW RCC HANDLING TOOL	FH50-Z0D-001
3.FHS.FH51	NEW FUEL ASSEMBLY HANDLING TOOL
U1MFHS__FH51	NEW FUEL ASSEMBLY HANDLING TOOL	FH51-Z0D-001
U2MFHS__FH51	NEW FUEL ASSEMBLY HANDLING TOOL	FH51-Z0D-001
3.FHS.FH52	SPENT FUEL ASSEMBLY HANDLING TOOL
U1MFHS__FH52	SPENT FUEL ASSEMBLY HANDLING TOOL	FH52-Z0D-001
U2MFHS__FH52	SPENT FUEL ASSEMBLY HANDLING TOOL	FH52-Z0D-001
3.FHS.FH53	BURNABLE POISON ROD ASSBY HANDLING
U1MFHS__FH53	BURNABLE POISON ROD ASSBY HANDLING TOOL	FH53-Z0D-001
U2MFHS__FH53	BURNABLE POISON ROD ASSBY HANDLING TOOL	FH53-Z0D-001
3.FHS.FH54	CONTROL ROD DRIVE UNLATCH TOOL
U1MFHS__FH54	CONTROL ROD DRIVE UNLATCH TOOL	FH54-Z0D-001
U2MFHS__FH54	CONTROL ROD DRIVE UNLATCH TOOL	FH54-Z0D-001
3.FHS.FH55	CONTROL ROD DRIVE SHAFT HANDLING TOOL
U1MFHS__FH55	CONTROL ROD DRIVE SHAFT HANDLING TOOL	FH55-Z0D-001
U2MFHS__FH55	CONTROL ROD DRIVE SHAFT HANDLING TOOL	FH55-Z0D-001
3.FHS.FH56	IRRADIATED SAMPLE HANDLING TOOL
U1MFHS__FH56	IRRADIATED SAMPLE HANDLING TOOL	FH56-Z0D-001
U2MFHS__FH56	IRRADIATED SAMPLE HANDLING TOOL	FH56-Z0D-001
3.FHS.FH57	ROD CONTROL CLUSTER HANDLING TOOL
U1MFHS__FH57	ROD CONTROL CLUSTER HANDLING TOOL	FH57-Z0D-001
U2MFHS__FH57	ROD CONTROL CLUSTER HANDLING TOOL	FH57-Z0D-001
3.FHS.FH58	CRDS HANDLING TOOL
U1MFHS__FH58	CRDS HANDLING TOOL	FH58-Z0D-001
U2MFHS__FH58	CRDS HANDLING TOOL	FH58-Z0D-001
3.FHS.FH59	IRRADIATED SAMPLE HANDLING TOOL
U1MFHS__FH59	Irradiated Sample Loading Tool	FH59-Z0D-001
U2MFHS__FH59	Irradiated Sample Loading Tool	FH59-Z0D-001
3.FHS.FH60	SPENT FUEL HNDLNG LOAD TEST FIXTURE
U1MFHS__FH60	LOAD TEST FIXTURE INSIDE CONTAINMENT	FH60-Z0D-001
U1MFHS__FH61	Spent Fuel Hndlng Mchne Load Test Fixtur	FH60-Z0D-001
U2MFHS__FH60	LOAD TEST FIXTURE INSIDE CONTAINMENT	FH60-Z0D-001
U2MFHS__FH61	Spent Fuel Hndlng Mchne Load Test Fixtur	FH60-Z0D-001
3.FHS.FS09	ROD CONTROL CLUSTER HANDLING TOOL
U1MFHS__FS08	Rod Control Cluster Change Fixture	FS09-Z0D-001
U2MFHS__FS08	Rod Control Cluster Change Fixture	FS09-Z0D-001
3.FHS.MZ01	REACTOR VESSEL STUD TENSIONER SYSTEM
U1MFHS__MZ01A	Reactor Vessel Stud Tensioner A	MZ01-Z0D-001
U1MFHS__MZ01B	Reactor Vessel Stud Tensioner B	MZ01-Z0D-001
U1MFHS__MZ01C	Reactor Vessel Stud Tensioner C	MZ01-Z0D-001
U1MFHS__MZ01D	Reactor Vessel Stud Tensioner D	MZ01-Z0D-001
U1MFHS__MZ101A	RV Stud Bolt Automatic Rotation Device A	MZ1A-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U1MFHS__MZ101B	RV Stud Bolt Automatic Rotation Device B	MZ1A-Z0D-001
U1MFHS__MZ101C	RV Stud Bolt Automatic Rotation Device C	MZ1A-Z0D-001
U1MFHS__MZ101D	RV Stud Bolt Automatic Rotation Device D	MZ1A-Z0D-001
U2MFHS__MZ01A	Reactor Vessel Stud Tensioner A	MZ01-Z0D-001
U2MFHS__MZ01B	Reactor Vessel Stud Tensioner B	MZ01-Z0D-001
U2MFHS__MZ01C	Reactor Vessel Stud Tensioner C	MZ01-Z0D-001
U2MFHS__MZ01D	Reactor Vessel Stud Tensioner D	MZ01-Z0D-001
U2MFHS__MZ101A	RV Stud Bolt Automatic Rotation Device A	MZ1A-Z0D-001
U2MFHS__MZ101B	RV Stud Bolt Automatic Rotation Device B	MZ1A-Z0D-001
U2MFHS__MZ101C	RV Stud Bolt Automatic Rotation Device C	MZ1A-Z0D-001
U2MFHS__MZ101D	RV Stud Bolt Automatic Rotation Device D	MZ1A-Z0D-001
3.FHS.MZ07	NEW FUEL VAULT INSPECTION PLATFORM
U1MFHS__MZ07	New Fuel Vault Inspection Platform	MZ07-Z0D-001
U2MFHS__MZ07	New Fuel Vault Inspection Platform	MZ07-Z0D-001
3.FHS.MZ13	THIMBLE PLUG HANDLING TOOL
U1MFHS__MZ13	Thimble Plug Handling Tool	MZ13-Z0D-001
U2MFHS__MZ13	Thimble Plug Handling Tool	MZ13-Z0D-001
3.FHS.MZ14	BUTTON HEIGHT MEASURING TOOL
U1MFHS__MZ14	Button Height Measurement Tool	MZ14-Z0D-001
U2MFHS__MZ14	Button Height Measurement Tool	MZ14-Z0D-001
3.FHS.MZ15	FUEL ASSY LOADING GUIDE
U1MFHS__MZ15	Fuel Assembly Loading Guide	MZ15-Z0D-001
U2MFHS__MZ15	Fuel Assembly Loading Guide	MZ15-Z0D-001
3.FHS.MZ16	FUEL ASSY LOADING GUIDE L-SHAPE
U1MFHS__MZ16	Fuel Assembly Loading Guide - L-Shaped	MZ16-Z0D-001
U2MFHS__MZ16	Fuel Assembly Loading Guide - L-Shaped	MZ16-Z0D-001
3.FHS.MZ17	GENERIC REFUELING TOOLBOX
U1MFHS__MZ17	Generic Refueling Toolbox	MZ17-Z0D-001
U2MFHS__MZ17	Generic Refueling Toolbox	MZ17-Z0D-001
3.FHS.MZRV.Z1B	RV STUD BOLT NUT BOLTING TOOLS
U1MFHS__MZ102A	RV Stud Bolt Nut Bolting Tool A	MZ1B-Z0D-001
U1MFHS__MZ102B	RV Stud Bolt Nut Bolting Tool B	MZ1B-Z0D-001
U1MFHS__MZ102C	RV Stud Bolt Nut Bolting Tool C	MZ1B-Z0D-001
U1MFHS__MZ102D	RV Stud Bolt Nut Bolting Tool D	MZ1B-Z0D-001
U2MFHS__MZ102A	RV Stud Bolt Nut Bolting Tool A	MZ1B-Z0D-001
U2MFHS__MZ102B	RV Stud Bolt Nut Bolting Tool B	MZ1B-Z0D-001
U2MFHS__MZ102C	RV Stud Bolt Nut Bolting Tool C	MZ1B-Z0D-001
U2MFHS__MZ102D	RV Stud Bolt Nut Bolting Tool D	MZ1B-Z0D-001
3.FHS.MZRV.Z1C	RV STUD BOLT AIR BALANCERS
U1MFHS__MZ103A	RV Stud Bolt Air Balancer A	MZ1C-Z0D-001
U1MFHS__MZ103B	RV Stud Bolt Air Balancer B	MZ1C-Z0D-001
U1MFHS__MZ103C	RV Stud Bolt Air Balancer C	MZ1C-Z0D-001
U1MFHS__MZ103D	RV Stud Bolt Air Balancer D	MZ1C-Z0D-001
U2MFHS__MZ103A	RV Stud Bolt Air Balancer A	MZ1C-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2MFHS__MZ103B	RV Stud Bolt Air Balancer B	MZ1C-Z0D-001
U2MFHS__MZ103C	RV Stud Bolt Air Balancer C	MZ1C-Z0D-001
U2MFHS__MZ103D	RV Stud Bolt Air Balancer D	MZ1C-Z0D-001
3.FHS.MZRV.Z1D	RV STUD BOLT LIFTING WIRE TWIST RETURN J
U1MFHS__MZ104A	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U1MFHS__MZ104B	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U1MFHS__MZ104C	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U1MFHS__MZ104D	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U2MFHS__MZ104A	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U2MFHS__MZ104B	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U2MFHS__MZ104C	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
U2MFHS__MZ104D	RV Stud Bolt Lifting Wire Twist Return J	MZ1D-Z0D-001
3.FHS.MZRV.Z1E	RV STUD BOLT WRENCHES
U1MFHS__MZ105A	RV Stud Bolt Wrench A	MZ1E-Z0D-001
U1MFHS__MZ105B	RV Stud Bolt Wrench B	MZ1E-Z0D-001
U1MFHS__MZ105C	RV Stud Bolt Wrench C	MZ1E-Z0D-001
U1MFHS__MZ105D	RV Stud Bolt Wrench D	MZ1E-Z0D-001
U2MFHS__MZ105A	RV Stud Bolt Wrench A	MZ1E-Z0D-001
U2MFHS__MZ105B	RV Stud Bolt Wrench B	MZ1E-Z0D-001
U2MFHS__MZ105C	RV Stud Bolt Wrench C	MZ1E-Z0D-001
U2MFHS__MZ105D	RV Stud Bolt Wrench D	MZ1E-Z0D-001
3.FHS.MZRV.Z1F	RV STUD ELONG MEASUREMENT DEVICES
U1MFHS__MZ106	RV Stud Bolt Elongation Measurement Device	MZ1F-Z0D-001
U2MFHS__MZ106	RV Stud Bolt Elongation Measurement Device	MZ1F-Z0D-001
3.FHS.MZRV.Z1H	RV STUD HOLE PLUG HANDLING TOOLS
U1MFHS__MZ200	RV Stud Hole Plug Handling Tool	MZ1H-Z0D-001
U2MFHS__MZ200	RV Stud Hole Plug Handling Tool	MZ1H-Z0D-001
3.FHS.MZRV.Z1J	RV STUD BOLT TENSIONER ELECT HOISTS
U1MFHS__MZ111A	RV Stud Bolt Tensioner Electric Hoist A	MZ1J-Z0D-001
U1MFHS__MZ111B	RV Stud Bolt Tensioner Electric Hoist B	MZ1J-Z0D-001
U1MFHS__MZ111C	RV Stud Bolt Tensioner Electric Hoist C	MZ1J-Z0D-001
U1MFHS__MZ111D	RV Stud Bolt Tensioner Electric Hoist D	MZ1J-Z0D-001
U2MFHS__MZ111A	RV Stud Bolt Tensioner Electric Hoist A	MZ1J-Z0D-001
U2MFHS__MZ111B	RV Stud Bolt Tensioner Electric Hoist B	MZ1J-Z0D-001
U2MFHS__MZ111C	RV Stud Bolt Tensioner Electric Hoist C	MZ1J-Z0D-001
U2MFHS__MZ111D	RV Stud Bolt Tensioner Electric Hoist D	MZ1J-Z0D-001
3.FHS.MZRV.Z1K	RV STUD NUT & WASHER CONVEY RACKS
U1MFHS__MZ121	RV Stud, Nut, & Washer Conveyance Rack	MZ1K-Z0D-001
U2MFHS__MZ121	RV Stud, Nut, & Washer Conveyance Rack	MZ1K-Z0D-001
3.FHS.MZRV.Z1L	RV STUD BOTTOM & TOP PLUG SPANNER
U1MFHS__MZ131	RV Stud Bottom Plug and Top Plug Spanner	MZ1L-Z0D-001
U2MFHS__MZ131	RV Stud Bottom Plug and Top Plug Spanner	MZ1L-Z0D-001
3.FWS.MZ2A	STARTUP FDWTR PUMP SPECIAL TOOLS
U1PFWS__MZ01	SU FW Pump Special Spanners & Hex Bar Wr	MZ2A-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2PFWS__MZ01	SU FW Pump Special Spanners & Hex Bar Wr	MZ2A-Z0D-001
3.IDS.DB01.HWE	CLASS IE BATTERY HARDWARE
U1EIDSA_DY001	125V BATTERY SPECIAL TOOLS	DB01-Z0D- 001T
U2EIDSA_DY001	125V BATTERY SPECIAL TOOLS	DB01-Z0D- 001T
3.MHS	MECHANICAL HANDLING SYS PROCUREMENT
U1MMHS__MH18	Corridor Hydraulic Lift Platform	MH18-Z0D-001
U1MMHS__MH19A	Shield Bldg Annulus Personal Basket North	MH19-Z0D-001
U1MMHS__MH19B	Shield Bldg Annulus Personal Basket South	MH19-Z0D-001
U1MMHS__MHEXTRA-1	Annex Building Lift Platform	MH18-Z0D-001
U1MMHS__MHEXTRA-3	Aux Building Lift Platform	MH18-Z0D-001
U2MMHS__MH18	Corridor Hydraulic Lift Platform	MH18-Z0D-001
U2MMHS__MH19A	Shield Bldg Annulus Personal Basket North	MH19-Z0D-001
U2MMHS__MH19B	Shield Bldg Annulus Personal Basket South	MH19-Z0D-001
U2MMHS__MHEXTRA-1	Annex Building Lift Platform	MH18-Z0D-001
U2MMHS__MHEXTRA-3	Aux Building Lift Platform	MH18-Z0D-001
3.RCS.MH17.HWE	RCP/MOTOR MAINT CART HARDWARE
UCRRCS__MH01	Reactor Coolant Pump/Motor Maintenance C	MH17-Z0D-001
3.RCS.MZ19	PORTABLE RCS VENT VACUUM SKID
U1RRCS__MZ01	Portable RCS Vent Vacuum Skid	MZ19-Z0D-001
U2RRCS__MZ01	Portable RCS Vent Vacuum Skid	MZ19-Z0D-001
3.RCS.MZ3A	MANHOLE HANDLING EQUIPMENT
U1RRCS__MZ30	SG Manhole Handling Equipment	MZ3A-Z0D-001
U2RRCS__MZ30	SG Manhole Handling Equipment	MZ3A-Z0D-001
3.RCS.MZ3B	MANHOLE FLANGE-FACE PROTECTION PLATES
U1RRCS__MZ31A	SG Manhole Flange-Face Protection Plate	MZ3B-Z0D-001
U1RRCS__MZ31B	SG Manhole Flange-Face Protection Plate	MZ3B-Z0D-001
U2RRCS__MZ31A	SG Manhole Flange-Face Protection Plate	MZ3B-Z0D-001
U2RRCS__MZ31B	SG Manhole Flange-Face Protection Plate	MZ3B-Z0D-001
3.RCS.MZ3C	MANHOLE DUCT FLANGES
U1RRCS__MZ32A	SG Manhole Duct Flange A	MZ3C-Z0D-001
U1RRCS__MZ32B	SG Manhole Duct Flange B	MZ3C-Z0D-001
U1RRCS__MZ32C	SG Manhole Duct Flange C	MZ3C-Z0D-001
U1RRCS__MZ32D	SG Manhole Duct Flange D	MZ3C-Z0D-001
U2RRCS__MZ32A	SG Manhole Duct Flange A	MZ3C-Z0D-001
U2RRCS__MZ32B	SG Manhole Duct Flange B	MZ3C-Z0D-001
U2RRCS__MZ32C	SG Manhole Duct Flange C	MZ3C-Z0D-001
U2RRCS__MZ32D	SG Manhole Duct Flange D	MZ3C-Z0D-001
3.RCS.MZ3D	MANHOLE TEMPORARY LIDS
U1RRCS__MZ33A	SG Manhole Temporary Lid A	MZ3D-Z0D-001
U1RRCS__MZ33B	SG Manhole Temporary Lid B	MZ3D-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U1RRCS__MZ33C	SG Manhole Temporary Lid C	MZ3D-Z0D-001
U1RRCS__MZ33D	SG Manhole Temporary Lid D	MZ3D-Z0D-001
U2RRCS__MZ33A	SG Manhole Temporary Lid A	MZ3D-Z0D-001
U2RRCS__MZ33B	SG Manhole Temporary Lid B	MZ3D-Z0D-001
U2RRCS__MZ33C	SG Manhole Temporary Lid C	MZ3D-Z0D-001
U2RRCS__MZ33D	SG Manhole Temporary Lid D	MZ3D-Z0D-001
3.RCS.MZ3E	DRAIN PLUGS
U1RRCS__MZ34	SG Drain Plug	MZ3E-Z0D-001
U1RRCS__MZ35	SG Manhole Stud Bolt Tensioner	MZ3F-Z0D-001
U2RRCS__MZ34	SG Drain Plug	MZ3E-Z0D-001
U2RRCS__MZ35	SG Manhole Stud Bolt Tensioner	MZ3F-Z0D-001
3.RNS.MZ3N	RNS PUMP IMPELLER DISASSEM TOOL
U1NRNS__MZ01	RNS Pump Impeller Disassembly/Mounting J	MZ3N-Z0D-001
U2NRNS__MZ01	RNS Pump Impeller Disassembly/Mounting J	MZ3N-Z0D-001
3.RNS.MZ3Q	RNS PUMP DISASSEMBLY/MOUNTING TABLE
U1NRNS__MZ11	RNS Pump Disassembly/Mounting Table	MZ3Q-Z0D-001
U2NRNS__MZ11	RNS Pump Disassembly/Mounting Table	MZ3Q-Z0D-001
3.RXS.MY90.HWE	IRRAD TUBE PLUG SEAT JACK HDWE
U1RRXS__MYY01	IRRAD TUBE PLUG SEAT JACK	MY90-Z0D-001
U2RRXS__MYY01	IRRAD TUBE PLUG SEAT JACK	MY90-Z0D-001
3.SFS.MZ3H	SPENT FUEL POOL COOLING PUMP TOOLS
U1NSFS__MZ01A	SFS HX Bolt Tightener (Rachet Spanner) A	MZ3H-Z0D-001
U1NSFS__MZ01B	SFS HX Bolt Tightener (Rachet Spanner) B	MZ3H-Z0D-001
U1NSFS__MZ01C	SFS HX Bolt Tightener (Rachet Spanner) C	MZ3H-Z0D-001
U1NSFS__MZ01D	SFS HX Bolt Tightener (Rachet Spanner) D	MZ3H-Z0D-001
U2NSFS__MZ01A	SFS HX Bolt Tightener (Rachet Spanner) A	MZ3H-Z0D-001
U2NSFS__MZ01B	SFS HX Bolt Tightener (Rachet Spanner) B	MZ3H-Z0D-001
U2NSFS__MZ01C	SFS HX Bolt Tightener (Rachet Spanner) C	MZ3H-Z0D-001
U2NSFS__MZ01D	SFS HX Bolt Tightener (Rachet Spanner) D	MZ3H-Z0D-001
3.SWS.MZ3P	SERVICE WATER PUMP TOOLS
U1ASWS__MZ01	SWS Pump Packing Withdrawal Tool	MZ3P-Z0D-001
U2ASWS__MZ01	SWS Pump Packing Withdrawal Tool	MZ3P-Z0D-001
3.WSS.MH60	FILTER TRANSFER CASKS
U1MMHS__MH60	Filter Transfer Cask	MH60-Z0D-001
U1WWSS__MR01	HA FILTER TRANSFER CASK	MH60-Z0D-001
U1WWSS__MR02	MA FILTER TRANSFER CASK	MH60-Z0D-001
U1WWSS__MSCART	MA FILTER TRANSFER CART	MH60-Z0D-002
U1WWSS__MZ02	MA FILTER CASK TENSION TOOL	MH60-Z0D-004
U1WWSS__MZ04	MA FILTER CASK SHIELD PLUG ROLLER SUPPOR	MH60-Z0D-006
U1WWSS__MZ05	MA FILTER CASK SHIELD PLUG SUPPORT STAND	MH60-Z0D-007
U2MMHS__MH60	Filter Transfer Cask	MH60-Z0D-001
U2WWSS__MR01	HA FILTER TRANSFER CASK	MH60-Z0D-001
U2WWSS__MR02	MA FILTER TRANSFER CASK	MH60-Z0D-001
U2WWSS__MSCART	MA FILTER TRANSFER CART	MH60-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2WWSS__MZ01	MA FILTER CASK TEMP STAND	MH60-Z0D-001
U2WWSS__MZ02	MA FILTER CASK TENSION TOOL	MH60-Z0D-001
U2WWSS__MZ03	MA FILTER CASK FLOOR SUPPORT	MH60-Z0D-001

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A Figures
Figure 1. Site Plan - Interface with Existing Site Facilities and Systems

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A Figures

Figure 1.2-2. DCD Figure 1.2-2 AP1000 Site plan and Building Arrangement
Security-Related Information, Withhold Under 10 CFR 2.390d

N 1765.00
W 1058.00
W 618.50
NOTE 1
PARKING LOT
(SIZE TO SUIT)
N 1527.00
NOTE 3
N 1000.00
W 1000.00
NOTE 2
N 763.00
W 1933.00
NOTE 4.
1
2
3
4
5
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26

NOTES:

1. LOCATIONS OF METEOROLOGICAL TOWER, ADMINISTRATION BUILDINGS AND SEWAGE TREATMENT AREA ARE SITE SPECIFIC. SEWAGE TREATMENT PLANT MUST BE LOCATED DOWNWIND FROM MAIN PLANT.
2. HYDROGEN TANKS FOR THE PLANT GAS SYSTEM (PGS) ARE LOCATED IN THIS AREA.
3. THE HIGH VOLTAGE SIDE OF THE MAIN STEP-UP TRANSFORMER AND THE RESERVE AUXILIARY TRANSFORMER IN THE MAIN GENERATION SYSTEM (ZAS) IS SITE SPECIFIC.
4. RED ZONE DELAY BARRIER IS WITHIN THE SCOPE OF AP1000 CERTIFICATE.

DENOTES A BUILDING OR STRUCTURE IN THE SCOPE OF AP1000 CERTIFICATION

DENOTES BOUNDARY OF THE PLANT DESIGN FEATURES IN THE SCOPE OF AP1000 CERTIFICATION

LEGEND

1. CONTAINMENT/SHIELD BUILDING
2. TURBINE BUILDING
3. ANNEX BUILDING
4. AUXILIARY BUILDING
5. SWS COOLING TOWERS
7. RADWASTE BUILDING
8. PLANT ENTRANCE
9. CIRCULATING WATER PUMP INTAKE STRUCTURE
10. DIESEL GENERATOR BUILDING
11. CWS COOLING TOWER
12. CWS INTAKE CANAL
13. FIRE WATER/CLEARWELL STORAGE TANK
14. FIRE WATER STORAGE TANK
15. TRANSFORMER AREA
16. SWITCHYARD
17. CONDENSATE STORAGE TANK
18. DIESEL GENERATOR FUEL OIL STORAGE TANKS
19. DEMINERALIZED WATER STORAGE TANK
20. BORIC ACID STORAGE TANK
21. HYDROGEN STORAGE TANK AREA
22. TURBINE BUILDING LAYDOWN AREA
23. CIRCULATING WATER PIPE
24. WASTE WATER RETENTION BASIN
25. PASSIVE CONTAINMENT COOLING ANCILLARY WATER STORAGE TANK
26. DIESEL-DRIVEN FIRE PUMP / ENCLOSURE.

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EXHIBIT A Figures

DCD Figure 1.2-3, Functional Allocation of System Components Contained in Buildings

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT B
Contractor’s Organization

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Phase 1/EPC Project Organization

OWNER
Project Director *
Consortium Management Committee
D Chari / E Hubner
Cost & Schedule Manager
Cost Manager
Schedule Manager
Change Control Manager
Deputy Director Engineering & Procurement *
Module Program Manager
Shaw HO Project Manager
WEC HO Project Manager
Procurement Supervisor
Procurement Supervisor
Project Engineer
Project Engineer
Site Manager *
Subcontract Manager
Start Up &Test Manager *
Field Engineering Manager *
Construction Manager *
AP1000 Design Engineering Manager
Technical Oversight DCP Processing
Quality Assurance Manager
Environmental, Health &Safety Manager
Information Management System Manager
Financial Manager
Licensing Manager

Notes:

1. Positions outlined with --- will transition to site.
2. Boxes shaded are initially shared positions.
3. * Positions requiring Owner consent
4. Startup & Test Manager will report to Owner for conduct of Test Program

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C
Permits

X = CONTRACTOR RESPONSIBILITY
O = OWNER RESPONSIBILITY
(Where both are listed, the Party first listed has the lead responsibility and the second one has the responsibility to support)

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Well Permit (Groundwater Wells) (SC R61-71)	State DHEC	Y	X	X	X
Negative declaration on cultural resources from the State Historic Preservation Officer (SHPO) (36 CFR Part 800)	State	N	N/A	N/A	N/A
Negative declaration on endangered species from the U.S. Fish and Wildlife Services (USFWS) (50 CFR Parts 13, 17, 222, 226, 227, 402, 424, 450-453)	Federal	N/A	N/A	N/A	N/A
Negative declaration on endangered species from South Carolina Department of Natural Resources (SCDNR) (50 CFR Parts 13, 17, 222, 226, 227, 402, 424, 450-453)	State	N/A	N/A	N/A	N/A
Wetlands 404 Permit from U.S. Army Corps of Engineers (COE) (33 CFR 328)	Federal	Y	O/X	O	X

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Floodplain Assessment (E.O. 11988)	Federal	N/A	N/A	N/A	N/A
Federal Aviation Administration § 77.15 Permit (14 CFR 77)	Federal	Y	X	X	X

PERMITS, PLANS, & DETERMINATIONS NEEDED FOR ANY CONSTRUCTION
Air Quality Protection Permitting
DOE Spent Fuel Agreement/Contract (NWPA 1982)	Federal	N	O	O	O
Bureau of Air Quality Construction Permit (May include contractor small sources) (SC R. 61-62)	State DHEC	Y	O/X	O	X
Concrete Batch Plant BAQ Permit (Form IIF) (May be part of BAQ Construction Permit) (SC R. 61-62)	State DHEC	Y	O/X	O	X
Surface Water Protection Permitting
Dam Repair/Alterations Permit (SC R. 72-1 through R. 72-9)	State DHEC	N/A	N/A	N/A	N/A
Water Use Permit (Water withdrawal from Broad River)	Federal	N/A	N/A	N/A	N/A

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Sec 401 Water Quality Certification (SCDHEC) (SC R61-101)	State	Y	O/X	O	X
Public Water Supply System (Potable Water) (SC R. 61-58.)	State DHEC	Y	O/X	O	X
Sec 404 Dredge & Fill Permit (Corps of Engineers)
Dredging of Ponds and River (33 CFR 323)
Construction in Wetlands (33 CFR 330)
Wetland and/or stream fill
Construction of Intake/Discharge Structures (33 CFR 322/Section 10 Rivers and Harbors Act)and Impact to Navigable Waters (33 USC 403)
	Federal/ State	Y	O/X	O	X
County Septic Tank Permit	County	N/A	N/A	N/A	N/A

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
NPDES Permit to Construct Sanitary Wastewater Wastewater Treatment Intake Structure (33 CFR 322) Discharge structure (SC R. 61-9)	State DHEC	Y	O/X	O	X
NPDES Permit - Concrete Batch Plant (SC R. 61-9)	State DHEC	Y	O/X	O	X
NPDES Stormwater Permit Construction Storm Water Pollution Prevention Plan (SWPPP) Erosion Control Plan Grading Permit Notice of Intent (NOI) (SC R. 61-9)	State DHEC	Y	O/X	O	X
CZMA Approval / Waiver	State/Federal	Y	O	O	O
Facility Response Plan for Oil Spills (40 CFR 112, SC R. 61-9 BMP)	State	N/A	N/A	N/A	N/A

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Groundwater/Drinking Water Protection Permitting
Diesel Fuel Storage Tank (UST) Installation Permit (Potentially not required for above ground tanks) (SC R. 61-92)	State DHEC	N/A	N/A	N/A	N/A
Waste Management Permitting
Construction & Demolition Landfill (SC R. 61-71, R. 61-107.258, R. 61-107.11, and R. 61-107.13)	State DHEC	Y	O/X	O	X
Pollution Prevention and Waste Minimization Plan (RCRA) (SC R. 61-79, and SC R. 61-104)	State DHEC	N/A	N/A	N/A	N/A
Process Waste Disposal/RCRA ID Number (SC R. 61-79, and SC R. 61-104)	State DHEC	Y	O/X	O	X
Used Oil Disposal (SC R. 61-79, and SC R. 61-104)	State	N/A	N/A	N/A	N/A
Miscellaneous Permits
NRC COL	NRC	N/A	N/A	N/A	N/A
FERC License Revision (Project 1894)	FERC License	Y	O/X	O	O
ASME Owners Certification (NCA-3230)	ASME	N/A	O	O	O

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Parr/FFPS and Railroad Easements	SCE&G	Y	O/X	O	O
SC Business License	State	N/A	N/A	N/A	N/A
Release from “Land Application” status for areas in and around L50.	State DHEC	N/A	N/A	N/A	N/A
Engineering Report [International Building Codes, Sec 1704) (Fairfield Co Building Safety)	County	Y	X	X	X
Building Permit [Offices & warehouses only] (Fairfield Co Building Safety)	County	Y	X	X	X
DOT Highway Encroachment/Modifications	State DOT	N/A	N/A	N/A	N/A
Blasting Permit	State	N	X	X	X
Certificate of Public Convenience and Necessity (SC Public Service Commission)	State	Y	O/X	O	O
PERMITS, PLANS, & DETERMINATIONS NEEDED FOR OPERATION
Air Quality Protection Permitting
Title V Air Operating Permit or Conditional Major Source Permit (SC R. 61-62)	State DHEC	Y	O/X	O	O

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Surface Water Protection Permitting
NPDES Permit Sanitary Wastewater Discharge Wastewater Treatment Discharge Cooling Tower Blowdown Discharge (SC R. 61-9)	State DHEC	Y	O/X	O	O
Operations SPCC Plan (40 CFR 112, SC R. 61-9)	State	Y	N/A	N/A	N/A
NPDES Operations Stormwater Permit Operations Storm Water Pollution Prevention Plan (SWPPP) (SC R. 61-9)	State DHEC	Y	O/X	O	O
Groundwater/Drinking Water Protection Permitting
Diesel Fuel Storage Tank (UST) Operating Permit (Potentially not required for above ground tanks) (SC R. 61-92)	State DHEC	N/A	N/A	N/A	N/A

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Waste Management Permitting
Process Waste Disposal/RCRA ID Number (SC R. 61-79, and SC R. 61-104)	State	Y	O/X	O	O
Pollution Prevention and Waste Minimization Plan (SC R. 61-79, and SC R. 61-104)	State	Y	O/X	O	O
Radioactive Materials/Transport License (SC R 61-63 and R 61-83)	State DHEC	N	O	O	O
SNM License 10 CFR 30, 40 and 70	Federal NRC	N	O	O	O
Certificate to Transport Hazardous Materials (40 CFR and SC R 61-79)	Federal/ DOT	N	O	O	O

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT D
AP1000 –Project Execution Plan Processes

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit D is appended.

The Project Execution Plan will incorporate the following processes. The Parties may mutually agree to modify the title or description of such processes or add additional processes to the Project Execution Plan.

Process Title	Process Description
Project Management Plan
Describes the project organizational structure, work scope and division of responsibilities, top level project schedule and list of key deliverables. Outlines the responsibility assignments, top level principles, strategies, systems and processes employed in the project. This process will address the Limited Notice(s) to Proceed issued by Owner to authorize the Phase 1 Work. This process will also address Project Schedule adjustments, including those related to first concrete pouring and COL approval.

Risk Management	Defines process to identify, assess, categorize manage and track risk items. It includes process to report status of risk mitigation and track to completion.
Schedule
Defines the process of creating and controlling the Project Schedule with an agreed integrated work breakdown structure for the identification of activity (IDs) with appropriate links between design finalization, procurement and construction.

Supply Chain/Procurement Plan
Describes processes, procedures, roles and responsibilities for the demand plan, supply plan, risk management and procurement/logistics processes for the purchase of goods and services. Provides a coordinated strategy to ensure on-time delivery of cost effective, quality products and services.

Construction Execution Plan
Establish the construction philosophy and planned approach for the AP1000 Standard Plant, such that execution of the construction portion of the Work will be completed in accordance with the requirements of the Agreement and Subcontracts.  This plan defines the scope of the construction portion of the Work, Contractor’s project management team’s organization, and how the construction portion of the Work will be managed.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Process Title	Process Description
Module Plan
Document the process and infrastructure required for completion of module planning, design, procurement, fabrication and assembly, testing, delivery, storage, Site assembly, outfitting and installation to support construction of the AP1000 Nuclear Power Plant (the "AP1000"). Establishes process for vendor selection and lists selected fabricators for each module. Lists the structural/mechanical modules and piping assemblies and identifies Contractor's or Subcontractors’ organizations responsible for design/supply of each module.

Quality Assurance Plan
Description of requirements of Quality Assurance Program and how the Westinghouse Quality Management System and Shaw Stone & Webster Quality Assurance Program are implemented and identifies supplemental procedures that will be required.

Process Improvement/Lessons Learned
Process to identify and evaluate lessons learned from AP1000 and other projects and maintain them in a centralized system. Describes how to submit, evaluate and distribute lessons learned and recommend corrective actions.

Project Engineering Plan
An upper level program document that provides the description and guidance for executing the responsibilities, functions and activities of Contractor's engineering organizations for AP1000 projects. Summarizes the interfaces, interactions and relationships with the rest of the AP1000 project organization. It does not contain detailed program descriptions or implementing procedures; rather, it references the detailed program descriptions and their respective implementing procedures.

Project Completion and Closeout
Identifies activities required to document completion of the Work. Identifies documentation required to document that a Unit has been delivered, constructed and tested in accordance with the terms of the Agreement and the deliverables have been provided and accepted by Owner, and all contract related commercial issues have been resolved.

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Process Title	Process Description
Project Controls Plan
Describes the measurement, monitoring and forecasting methods for the change control process for schedule and cost with necessary approval and reporting. Describes the project controls to be utilized and describes the project controls organization and responsibilities. The cost controls area will also define the processes, procedures, roles, and responsibilities for how invoices and adjustments to invoices (i.e. escalation, contingency) will be submitted to Owner and how costs will be reported to Owner to fulfill FERC and South Carolina Public Service Commission requirements.

System Turnover
Establishes the requirements and responsibilities for the Turnover process from construction to startup. Define the scope and verification of Work completion for Contractor Turnover of a Unit to the Owner and its Operator.

Start-up and Commissioning
Describes test activities associated with Preoperational Test and Start-up Test programs. Defines test sequencing procedures and Level 3 test schedules. Defines roles and responsibilities, Site staff assumptions, and number of test personnel to achieve the test program. Lists Preoperational Test and Start-up Test ITAACs. Addresses interface with Turnover.

Communication Plan
Provide clear and effective formal Contractor communications, including information that affects schedule, engineering, construction, quality, procurement or contractual matters between Contractor and Owner, Subcontractors, and relevant third parties. Provide project documentation distribution matrix to Owner.

Contract/Subcontract Management
Describe how the contractual and financial requirements will be managed and executed between Owner and Contractor from execution of the Agreement to Final Completion. Includes the management of the agreement between the Consortium Members. Describes philosophy of flow down obligations and integration from the Consortium Members to their Subcontracts as specifically related to the Agreement.

Regulatory/Licensing Management
Identifies requirements and describes regulatory submittals and interactions with the NRC during each phase, pre-COLA application, COL support, ITAAC in planning, NRC oversight of procurement, fabrication and construction.

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Process Title	Process Description
AP1000 Configuration Management
Documents adherence to 10 CFR Part 50, Appendix B in design and configuration control as the Work evolves from engineering through procurement, construction and Turnover. Documents general inter-organization processes for design and configuration management and control.

AP1000 Standardization Management	Outline the reasons and benefits of domestic and international design standardization of the AP1000 and establish limits for standardization.
Resource Staffing Management
Process to manage the project resources with emphasis on staffing. Necessary instructions to resource with competent individuals with the necessary training and qualifications to deliver a quality product. Controls will be specified to check individual qualifications and provide supplemental training for site activities.

Information Management System
Develop central database and "air traffic control" system using Smart Plant Foundation with links to the sources of information. Identify/document processes for populating, maintaining, delivering and accessing information. Define unique plant information technology infrastructure requirements needed for information management system to function.

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Exhibit E
Project Schedule

The Project Schedule (and any revisions thereto) is the Primavera schedule.

The Project Schedule for construction of the Standard Plant is provided on the Attachment based on the Full Notice to Proceed being received no later than fifty-four (54) months prior to the First Unit's Guaranteed Substantial Completion Date of April 1, 2016, at which time the first safety-related concrete (i.e., Nuclear Island Basemat) pouring must commence for the First Unit and the Second Unit's Guaranteed Substantial Completion Date of January 1, 2019.

No later than September 30, 2008, Contractor will prepare and deliver to Owner a Site specific Project Schedule that will incorporate the Site specific Work with a Site specific construction schedule which will take into consideration the NRC's schedule for its review and approval of the Owner's COLA. Both Parties will work together in this Project Schedule change development to try to protect the April 1, 2016 Unit 2 Guaranteed Substantial Completion Date, at minimal cost impact to Owner.

Contractor shall perform the Work under this Agreement in accordance with the Project Schedule. The Project Schedule shall be updated throughout the Contractor's performance of the Work as necessary to meet the following Milestones, as adjusted based on the Site specific Project Schedule described above.

Critical Milestones

COL Application Approved (L1000GW105) [1,2]	TBD
Start First Unit Concrete Nuclear Island Basemat (L2NIPOURSM)	10/1/2011
Start Second Unit Concrete Nuclear Island Basemat (L2NIPOURSM)	8/1/2013
First Unit Reactor Vessel Received on Site (C1223MV00)	5/15/2013
Set First Unit Containment Vessel Bottom Head on Basemat Legs (C1103MV501)	12/27/2013
First Unit Fuel Load (VC Sum U2 S0RX9FT001)	10/2/2015
First Unit Substantial Completion (S0RX9FT057)	4/1/2016
Second Unit Fuel Load (VC Sum U3 S0RX9FT001)	6/30/2018
Second Unit Substantial Completion (S0RX9FT067)	1/1/2019

Notes:

1. COL Issuance and Full Notice to Proceed are required to support the Critical Milestones.
2. Project Schedule identifiers provided in parenthesis. The identifier numbering (but not the activity) may change in the schedule incorporating the site specific work.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 1 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
SCE&G " VCSummer Unit 2" Construction Last Updated from Standard Plant Fil...		01-Sep-10	04-Apr-16
Module/Assembly Area		15-Oct-10	29-Mar-12
L2CA20ASSM	CA20 ASSEMBLY START MILESTONE	15-Oct-10	
L2CA01ASSM	START- SITE ASSEMBLY OF CA01 MODULE	04-Oct-11	
L2CA20ASFM	CA20 ASSEMBLY FINISH MILESTONE		18-Nov-11
L2CTCA01FM	FINISH- SITE ASSEMBLY OF CA01		29-Mar-12
NUCLEAR ISLAND		01-Jul-11	03-Oct-11
L2NIPOURSM20	Install Nuclear Island Mud Mat, Rebar & Embeds	01-Jul-11	30-Sep-11
L2NIPOURSM	FIRST CONCRETE POUR NI BASEMENT	03-Oct-11	
CONTAINMENT		03-Oct-11	02-Apr-15
L2CTMACA01	SITE ASSEMBLY OF CA01	04-Oct-11	29-Mar-12
L2CTCA01SM	BEGIN INSTALLATION OF CA01 MODULE	07-May-12	
L2CT-RVSM	BEGIN ASSEMBLY OF INTEGRATED HEAD PKG/RPV HEAD	06-Mar-13	
L2CTMPZRSM	BEGIN INSTALLATION OF PRESSURIZER	06-May-13	
L2CTM--RV1	FITUP & INSTALLATION OF RV INTERNALS	05-Mar-14	02-Oct-14
L2CTMRVHSM	SET REACTOR VESSEL HEAD PACKAGE ON STAND	01-Aug-13	
L2CRANEDSM	POLAR CRANE DELIVERY	17-Sep-13	
L2CRANE111	SET POLAR CRANE	03-Apr-14	04-Jul-14
L2RPVINSSM	BEGIN INSTALLATION OF REACTOR VESSEL	13-May-13	
L2CTMSGSM	BEGIN INSTALLATION OF STEAM GENERATORS	02-Sep-13	
L2CTMREBASM	START- CONTAINMENT BUILDING REBAR	03-Oct-11	
L2CTMREBAFM	FINISH- CONTAINMENT BUILDING REBAR		01-Jul-13
L2CTMREBA	CONTAINMENT BUILDING REBAR	03-Oct-11	01-Jul-13
L2CTBOTHEADS	BEGIN INSTALLATION OF (CV) BOTTOM HEAD	30-Nov-11	
L2CTRCPIPESM	BEGIN INSTALLATION OF RC PIPE	06-Nov-12	
L2CTRING2SM	BEGIN INSTALLATION OF RING # 2	16-Nov-12	
L2CTRING3SM	BEGIN INSTALLATION OF RING # 3	06-May-13	
L2CTRCPMPSM	BEGIN INSTALLATION OF RC PUMP	26-Mar-14	
L2CTTOPHEADS	BEGIN INSTALLATION OF (CV) TOP HEAD	31-Jul-14	
L2CTMFORMSM	START- CONTAINMENT BUILDING FORMWORK	03-Oct-11	
L2CTMFORMFM	FINISH- CONTAINMENT BUILDING FORMWORK		01-Jul-13
L2CTMFORM	CONTAINMENT BUILDING FORMWORK	03-Oct-11	01-Jul-13
L2CTMCONCSM	START- CONTAINMENT BUILDING CONCRETE	03-Oct-11	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
CA20 ASSEMBLY START MILESTONE
START- SITE ASSEMBLY OF CA01 MODULE
CA20 ASSEMBLY FINISH MILESTONE
FINISH- SITE ASSEMBLY OF CA01
Install Nuclear Island Mud Mat, Rebar & Embeds
FIRST CONCRETE POUR NI BASEMENT
SITE ASSEMBLY OF CA01
BEGIN INSTALLATION OF CA01 MODULE
BEGIN ASSEMBLY OF INTEGRATED HEAD PKG/RPV HEAD
BEGIN INSTALLATION OF PRESSURIZER
FITUP & INSTALLATION OF RV INTERNALS
SET REACTOR VESSEL HEAD PACKAGE ON STAND
POLAR CRANE DELIVERY
SET POLAR CRANE
BEGIN INSTALLATION OF REACTOR VESSEL
BEGIN INSTALLATION OF STEAM GENERATORS
START- CONTAINMENT BUILDING REBAR
FINISH- CONTAINMENT BUILDING REBAR
CONTAINMENT BUILDING REBAR
BEGIN INSTALLATION OF (CV) BOTTOM HEAD
BEGIN INSTALLATION OF RC PIPE
BEGIN INSTALLATION OF RING # 2
BEGIN INSTALLATION OF RING # 3
BEGIN INSTALLATION OF RC PUMP
BEGIN INSTALLATION OF (CV) TOP HEAD
START- CONTAINMENT BUILDING FORMWORK
FINISH- CONTAINMENT BUILDING FORMWORK
CONTAINMENT BUILDING FORMWORK
START- CONTAINMENT BUILDING CONCRETE

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

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Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 2 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2CTMCONCFM	FINISH- CONTAINMENT BUILDING CONCRETE		01-Jul-13
L2CTMCONC	CONTAINMENT BUILDING CONCRETE	03-Oct-11	01-Jul-13
L2CTMSTEESM	START- CONTAINMENT BUILDING STEEL	03-Oct-11	
L2CTMSTEEFM	FINISH- CONTAINMENT BUILDING STEEL		30-Sep-13
L2CTMSTEE	CONTAINMENT BUILDING STEEL	03-Oct-11	30-Sep-13
L2CTMARCHSM	START- CONTAINMENT BUILDING ARCHITECTURAL	03-May-12	
L2CTMARCHFM	FINISH- CONTAINMENT BUILDING ARCHITECTURAL		31-Dec-14
L2CTMARCH	CONTAINMENT BUILDING ARCHITECTURAL	03-May-12	31-Dec-14
L2CTMBLGMSM	START- CONTAINMENT BUILDING MISCELANEOUS DIRECT	03-Oct-11	
L2CTMBLGMFM	FINISH- CONTAINMENT BUILDING MISCELANEOUS DIRECT		31-Dec-14
L2CTMBLGM	CONTAINMENT BUILDING MISCELANEOUS DIRECT CRAFT	03-Oct-11	31-Dec-14
L2CTMHVACSM	START- CONTAINMENT HVAC	04-Jul-12	
L2CTMHVACFM	FINISH- CONTAINMENT HVAC		02-Jul-14
L2CTMHVAC	CONTAINMENT HVAC	04-Jul-12	02-Jul-14
L2CTMLBPISM	START- CONTAINMENT LARGE BORE PIPE	03-Apr-12	
L2CTMLBPIFM	FINISH- CONTAINMENT LARGE BORE PIPE		31-Dec-14
L2CTMLBPI	CONTAINMENT LARGE BORE PIPE	03-Apr-12	31-Dec-14
L2CTMLBSPSM	START- CONTAINMENT LARGE BORE SUPPORTS	02-Mar-12	
L2CTMLBSPFM	FINISH- CONTAINMENT LARGE BORE SUPPORTS		31-Dec-14
L2CTMLBSP	CONTAINMENT LARGE BORE SUPPORTS	02-Mar-12	31-Dec-14
L2CTMMECHSM	START- CONTAINMENT MECHANICAL EQUIPMENT	03-Apr-12	
L2CTMMECHFM	FINISH- CONTAINMENT MECHANICAL EQUIPMENT		01-Aug-13
L2CTMMECH	CONTAINMENT MECHANICAL EQUIPMENT	03-Apr-12	01-Aug-13
L2CTMSBPISM	START- CONTAINMENT SMALL BORE PIPE & SUPPORTS	03-Apr-12	
L2CTMSBPIFM	FINISH- CONTAINMENT SMALL BORE PIPE & SUPPORTS		31-Dec-14
L2CTMSBPI	CONTAINMENT SMALL BORE PIPE & SUPPORTS	03-Apr-12	31-Dec-14
L2CTMTUBESM	START- CONTAINMENT TUBING & INSTRUMENTS	02-Jul-13	
L2CTMTUBEFM	FINISH- CONTAINMENT TUBING & INSTRUMENTS		31-Dec-14
L2CTMTUBE	CONTAINMENT TUBING & INSTRUMENTS	02-Jul-13	31-Dec-14
L2CTMINSUSM	START- CONTAINMENT INSULATION	11-Sep-13	
L2CTMINSUFM	FINISH- CONTAINMENT INSULATION		02-Apr-15
L2CTMINSU	CONTAINMENT INSULATION	11-Sep-13	02-Apr-15
L2CTMPANESM	START- CONTAINMENT PANELS, SWITCHGEAR & TRANSFO	03-Apr-12	

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

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(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 3 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2CTMPANEFM	FINISH- CONTAINMENT PANELS, SWITCHGEAR & TRANSFO		03-Dec-13
L2CTMPANE	CONTAINMENT PANELS, SWITCHGEAR & TRANSFORMERS	03-Apr-12	03-Dec-13
L2CTMTRAYSM	START- CONTAINMENT CABLE TRAY	04-Jul-12	
L2CTMTRAYFM	FINISH- CONTAINMENT CABLE TRAY		02-Apr-14
L2CTMTRAY	CONTAINMENT CABLE TRAY	04-Jul-12	02-Apr-14
L2CTMCONDSM	START- CONTAINMENT CONDUIT	04-Jul-12	
L2CTMCONDFM	FINISH- CONTAINMENT CONDUIT		02-Apr-14
L2CTMCOND	CONTAINMENT CONDUIT	04-Jul-12	02-Apr-14
L2CTMPULLSM	START- CONTAINMENT CABLE PULLS	01-Jan-13	
L2CTMPULLFM	FINISH- CONTAINMENT CABLE PULLS		30-Sep-14
L2CTMPULL	CONTAINMENT CABLE PULLS	01-Jan-13	30-Sep-14
L2CTMTERMSM	START- CONTAINMENT CABLE TERMS	06-Jan-14	
L2CTMTERMFM	FINISH- CONTAINMENT CABLE TERMS		31-Dec-14
L2CTMTERM	CONTAINMENT CABLE TERMS	06-Jan-14	31-Dec-14
L2CTMSYSMSM	START- CONTAINMENT SYSTEM MISCELANEOUS DIRECT C	25-Jan-12	
L2CTMSYSMFM	FINISH- CONTAINMENT SYSTEM MISCELANEOUS DIRECT C		31-Dec-14
L2CTMSYSM	CONTAINMENT SYSTEM MISCELANEOUS DIRECT CRAFT	25-Jan-12	31-Dec-14
L2CTMRV1SM	START-BEGIN FITUP & INSTALLATION OF RV INTERNALS	05-Mar-14	
L2CRANE1SM	START- SET POLAR CRANE	03-Apr-14	
L2CRANE1FM	FINISH- SET POLAR CRANE		04-Jul-14
L2CTMRV1FM	FINISH- BEGIN FITUP & INSTALLATION OF RV INTERNA		02-Oct-14
AUXILIARY BUILDING		01-Sep-10	02-Apr-15
L2AUXREBASM	START- AUXILIARY BUILDING REBAR	13-Apr-11	
L2AUXREBAFM	FINISH- AUXILIARY BUILDING REBAR		01-Sep-14
L2ADCA20SM	FIRST NUCLEAR MODULE ON-SITE	01-Sep-10	
L2AUXACA20	SITE ASSEMBLY OF CA20	15-Oct-10	18-Nov-11
L2AUXREBA	AUXILIARY BUILDING REBAR	13-Apr-11	01-Sep-14
L2AXCA20SM	BEGIN INSTALLATION OF CA20MODULE	03-Jan-12	
L2AUXFORMSM	START- AUXILIARY BUILDING FORMWORK	13-Apr-11	
L2AUXFORMFM	FINISH- AUXILIARY BUILDING FORMWORK		01-Sep-14
L2AUXFORM	AUXILIARY BUILDING FORMWORK	13-Apr-11	01-Sep-14
L2AXOCSSM	BEGIN INSTALLATION OF MAIN CONTROL ROOM (OCS)	21-Mar-13	
L2AXREFMACH!	BEGIN INSTALLATION OF REFUELING MACHINE	17-Apr-13	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
FINISH- CONTAINMENT PANELS, SWITCHGEAR & TRA
CONTAINMENT PANELS, SWITCHGEAR & TRANSFORM
START- CONTAINMENT CABLE TRAY
FINISH- CONTAINMENT CABLE TRAY
CONTAINMENT CABLE TRAY
START- CONTAINMENT CONDUIT
FINISH- CONTAINMENT CONDUIT
CONTAINMENT CONDUIT
START- CONTAINMENT CABLE PULLS
FINISH- CONTAINMENT CABLE PULLS
CONTAINMENT CABLE PULLS
START- CONTAINMENT CABLE TERMS
FINISH- CONTAINMENT CABLE TERMS
CONTAINMENT CABLE TERMS
START- CONTAINMENT SYSTEM MISCELANEOUS DIRECT C
FINISH- CONTAINMENT SYSTEM MISCELAN
CONTAINMENT SYSTEM MISCELANEOUS D
START-BEGIN FITUP & INSTALLATION OF RV INTER
START- SET POLAR CRANE
FINISH- SET POLAR CRANE
FINISH- BEGIN FITUP & INSTALLATION OF RV
START- AUXILIARY BUILDING REBAR
FINISH- AUXILIARY BUILDING REBAR
FIRST NUCLEAR MODULE ON-SITE
SITE ASSEMBLY OF CA20
AUXILIARY BUILDING REBAR
BEGIN INSTALLATION OF CA20MODULE
START- AUXILIARY BUILDING FORMWORK
FINISH- AUXILIARY BUILDING FORMWORK
AUXILIARY BUILDING FORMWORK
BEGIN INSTALLATION OF MAIN CONTROL ROOM (OCS)
BEGIN INSTALLATION OF REFUELING MACHINE

Remaining Level of Effort — Remaining ...

Actual Work — Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 4 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2AUXCONCSM	START- AUXILIARY BUILDING CONCRETE	04-Oct-11	
L2AUXCONCFM	FINISH- AUXILIARY BUILDING CONCRETE		31-Dec-14
L2AUXCONC	AUXILIARY BUILDING CONCRETE	04-Oct-11	31-Dec-14
L2AUXSTEESM	START- AUXILIARY BUILDING STEEL	13-Apr-11	
L2AUXSTEEFM	FINISH- AUXILIARY BUILDING STEEL		30-Jun-14
L2AUXSTEE	AUXILIARY BUILDING STEEL	13-Apr-11	30-Jun-14
L2AUXARCHSM	START- AUXILIARY BUILDING ARCHITECTURAL	14-Mar-13	
L2AUXARCHFM	FINISH- AUXILIARY BUILDING ARCHITECTURAL		19-Mar-15
L2AUXARCH	AUXILIARY BUILDING ARCHITECTURAL	14-Mar-13	03-Mar-15
L2AUXBLGMSM	START- AUXILIARY BUILDING MISCELANEOUS DIRECT C	13-Apr-11	
L2AUXBLGMFM	FINISH- AUXILIARY BUILDING MISCELANEOUS DIRECT C		25-Feb-14
L2AUXBLGM	AUXILIARY BUILDING MISCELANEOUS DIRECT CRAFT	13-Apr-11	25-Feb-14
L2AUXHVACSM	START- AUXILIARY BUILDING HVAC	02-Mar-12	
L2AUXHVACFM	FINISH- AUXILIARY BUILDING HVAC		05-Nov-13
L2AUXHVAC	AUXILIARY BUILDING HVAC	02-Mar-12	05-Nov-13
L2AUXLBPISM	START- AUXILIARY BUILDING LARGE BORE PIPE	02-Mar-12	
L2AUXLBPIFM	FINISH- AUXILIARY BUILDING LARGE BORE PIPE		02-Apr-15
L2AUXLBPI	AUXILIARY BUILDING LARGE BORE PIPE	02-Mar-12	02-Apr-15
L2AUXLBSPSM	START- AUXILIARY BUILDING LARGE BORE SUPPORTS	05-Jun-12	
L2AUXLBSPFM	FINISH- AUXILIARY BUILDING LARGE BORE SUPPORTS		02-Apr-15
L2AUXLBSP	AUXILIARY BUILDING LARGE BORE SUPPORTS	05-Jun-12	02-Apr-15
L2AUXMECHSM	START- AUXILIARY BUILDING MECHANICAL EQUIPMENT	02-Mar-12	
L2AUXMECHFM	FINISH- AUXILIARY BUILDING MECHANICAL EQUIPMENT		05-Mar-14
L2AUXMECH	AUXILIARY BUILDING MECHANICAL EQUIPMENT	02-Mar-12	05-Mar-14
L2AUXSBPISM	START- AUXILIARY BUILDING SMALL BORE PIPE & SUP	02-Mar-12	
L2AUXSBPIFM	FINISH- AUXILIARY BUILDING SMALL BORE PIPE & SUP		02-Apr-15
L2AUXSBPI	AUXILIARY BUILDING SMALL BORE PIPE & SUPPORTS	02-Mar-12	02-Apr-15
L2AUXTUBESM	START- AUXILIARY BUILDING TUBING & INSTRUMENTS	02-Jul-13	
L2AUXTUBEM	FINISH- AUXILIARY BUILDING TUBING & INSTRUMENTS		02-Apr-15
L2AUXTUBE	AUXILIARY BUILDING TUBING & INSTRUMENTS	02-Jul-13	02-Apr-15
L2AUXINSUSM	START- AUXILIARY BUILDING INSULATION	03-Sep-13	
L2AUXINSUFM	FINISH- AUXILIARY BUILDING INSULATION		30-Jan-15
L2AUXINSU	AUXILIARY BUILDING INSULATION	03-Sep-13	30-Jan-15

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 5 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2AUXPANESM	START- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS	02-Mar-12	
L2AUXPANEFM	FINISH- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS		05-Nov-13
L2AUXPANE	AUXILIARY BUILDING PNLS, SW-GEAR & TRANSFORMERS	02-Mar-12	05-Nov-13
L2AUXTRAYSM	START- AUXILIARY BUILDING CABLE TRAY	02-Mar-12	
L2AUXTRAYFM	FINISH- AUXILIARY BUILDING CABLE TRAY		09-Dec-14
L2AUXTRAY	AUXILIARY BUILDING CABLE TRAY	02-Mar-12	30-Sep-14
L2AUXCONDSM	START- AUXILIARY BUILDING CONDUIT	02-Mar-12	
L2AUXCONDFM	FINISH- AUXILIARY BUILDING CONDUIT		31-Dec-14
L2AUXCOND	AUXILIARY BUILDING CONDUIT	02-Mar-12	31-Dec-14
L2AUXPULLSM	START- AUXILIARY BUILDING CABLE PULLS	02-Jul-13	
L2AUXPULLFM	FINISH- AUXILIARY BUILDING CABLE PULLS		31-Dec-14
L2AUXPULL	AUXILIARY BUILDING CABLE PULLS	02-Jul-13	31-Dec-14
L2AUXTERMSM	START- AUXILIARY BUILDING CABLE TERMS	03-Mar-14	
L2AUXTERMFM	FINISH- AUXILIARY BUILDING CABLE TERMS		02-Apr-15
L2AUXTERM	AUXILIARY BUILDING CABLE TERMS	03-Mar-14	02-Apr-15
L2AUXSYSMSM	START- AUXILIARY BUILDING SYS MISCELANEOUS DIRE	18-Oct-11	
L2AUXSYSMFM	FINISH- AUXILIARY BUILDING SYS MISCELANEOUS DIRE		02-Apr-15
L2AUXSYSM	AUXILIARY BUILDING SYS MISCELANEOUS DIRECT CRAFT	18-Oct-11	02-Apr-15
TURBINE BUILDING		04-Oct-11	02-Apr-15
L2-TURBCSM	BEGIN INSTALLATION OF TURBINE CASING	06-Aug-13	
L2TURREBASM	START- TURBINE BUILDING REBAR	04-Oct-11	
L2TURREBAFM	FINISH- TURBINE BUILDING REBAR		01-Apr-14
L2TURREBA	TURBINE BUILDING REBAR	04-Oct-11	01-Apr-14
L2TURFORMSM	START- TURBINE BUILDING FORMWORK	04-Oct-11	
L2TURFORMFM	FINISH- TURBINE BUILDING FORMWORK		01-Apr-14
L2TURFORM	TURBINE BUILDING FORMWORK	04-Oct-11	01-Apr-14
L2TBCWSSM	BEGIN INSTALLATION OF CWS	29-Feb-12	
L2TBCONDSM	BEGIN SET & INSTALL CONDENSER	12-Sep-12	
L2TURBPEDSM	BEGIN INSTALLATION OF TURBINE PEDESTAL MODULE	01-Oct-12	
L2TBSTATORSM	BEGIN INSTALLATION OF STATOR	08-Jan-14	
L2TURCONCSM	START- TURBINE BUILDING CONCRETE	03-Jan-12	
L2TURCONCFM	FINISH- TURBINE BUILDING CONCRETE		04-Jun-14
L2TURCONC	TURBINE BUILDING CONCRETE	03-Jan-12	04-Jun-14

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS
FINISH- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS
AUXILIARY BUILDING PNLS, SW-GEAR & TRANSFORME
START- AUXILIARY BUILDING CABLE TRAY
FINISH- AUXILIARY BUILDING CABLE TRAY
AUXILIARY BUILDING CABLE TRAY
START- AUXILIARY BUILDING CONDUIT
FINISH- AUXILIARY BUILDING CONDUIT
AUXILIARY BUILDING CONDUIT
START- AUXILIARY BUILDING CABLE PULLS
FINISH- AUXILIARY BUILDING CABLE PULL
AUXILIARY BUILDING CABLE PULLS
START- AUXILIARY BUILDING CABLE TERMS
FINISH- AUXILIARY BUILDING CABLE TE
AUXILIARY BUILDING CABLE TERMS
START- AUXILIARY BUILDING SYS MISCELANEOUS DIRE
FINISH- AUXILIARY BUILDING SYS MISC
AUXILIARY BUILDING SYS MISCELANEO
BEGIN INSTALLATION OF TURBINE CASING
START- TURBINE BUILDING REBAR
FINISH- TURBINE BUILDING REBAR
TURBINE BUILDING REBAR
START- TURBINE BUILDING FORMWORK
FINISH- TURBINE BUILDING FORMWORK
TURBINE BUILDING FORMWORK
BEGIN INSTALLATION OF CWS
BEGIN SET & INSTALL CONDENSER
BEGIN INSTALLATION OF TURBINE PEDESTAL MODULE
BEGIN INSTALLATION OF STATOR
START- TURBINE BUILDING CONCRETE
FINISH- TURBINE BUILDING CONCRETE
TURBINE BUILDING CONCRETE

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 6 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2		23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2TURSTEESM	START- TURBINE BUILDING STEEL	11-May-12	
L2TURSTEEFM	FINISH- TURBINE BUILDING STEEL		06-Nov-14
L2TURSTEE	TURBINE BUILDING STEEL	11-May-12	06-Nov-14
L2TURARCHSM	START- TURBINE BUILDING ARCHITECTURAL	06-Dec-12	
L2TURARCHFM	FINISH- TURBINE BUILDING ARCHITECTURAL		03-Dec-14
L2TURARCH	TURBINE BUILDING ARCHITECTURAL	06-Dec-12	03-Dec-14
L2TURBLGMSM	START- TURBINE BUILDING MISCELANEOUS DIRECT CRA	04-Oct-11	
L2TURBLGMFM	FINISH- TURBINE BUILDING MISCELANEOUS DIRECT CRA		02-Dec-14
L2TURBLGM	TURBINE BUILDING MISCELLANEOUS DIRECT CRAFT	04-Oct-11	02-Dec-14
L2TURHVACSM	START- TURBINE BUILDING HVAC	03-Jul-12	
L2TURHVACFM	FINISH- TURBINE BUILDING HVAC		28-Nov-14
L2TURHVAC	TURBINE BUILDING HVAC	03-Jul-12	28-Nov-14
L2TURLBPISM	START- TURBINE BUILDING LARGE BORE PIPE	19-Jul-12	
L2TURLBPIFM	FINISH- TURBINE BUILDING LARGE BORE PIPE		02-Apr-15
L2TURLBPI	TURBINE BUILDING LARGE BORE PIPE	19-Jul-12	02-Apr-15
L2TURLBSPSM	START- TURBINE BUILDING LARGE BORE SUPPORTS	19-Jul-12	
L2TURLBSPFM	FINISH- TURBINE BUILDING LARGE BORE SUPPORTS		02-Apr-15
L2TURLBSP	TURBINE BUILDING LARGE BORE SUPPORTS	19-Jul-12	02-Apr-15
L2TURMECHSM	START- TURBINE BUILDING MECHANICAL EQUIPMENT	05-Jul-12	
L2TURMECHFM	FINISH- TURBINE BUILDING MECHANICAL EQUIPMENT		02-May-14
L2TURMECH	TURBINE BUILDING MECHANICAL EQUIPMENT	05-Jul-12	02-May-14
L2TURSBPISM	START- TURBINE BUILDING SMALL BORE PIPE & SUPPO	05-Jul-12	
L2TURSBPIFM	FINISH- TURBINE BUILDING SMALL BORE PIPE & SUPPO		02-Apr-15
L2TURSBPI	TURBINE BUILDING SMALL BORE PIPE & SUPPORTS	05-Jul-12	02-Apr-15
L2TURTUBESM	START- TURBINE BUILDING TUBING & INSTRUMENTS	02-Jul-13	
L2TURTUBEFM	FINISH- TURBINE BUILDING TUBING & INSTRUMENTS		02-Apr-15
L2TURTUBE	TURBINE BUILDING TUBING & INSTRUMENTS	02-Jul-13	02-Apr-15
L2TURINSUSM	START- TURBINE BUILDING INSULATION	06-Aug-13	
L2TURINSUFM	FINISH- TURBINE BUILDING INSULATION		02-Apr-15
L2TURINSU	TURBINE BUILDING INSULATION	06-Aug-13	02-Apr-15
L2TURPANESM	START- TURBINE BUILDING PNLS, SW-GEAR & TRANSFO	20-Apr-12	
L2TURPANEFM	FINISH- TURBINE BUILDING PNLS, SW-GEAR & TRANSFO		30-Jan-14
L2TURPANE	TURBINE BUILDING PNLS, SW-GEAR & TRANSFORMERS	20-Apr-12	30-Jan-14

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- TURBINE BUILDING STEEL
FINISH- TURBINE BUILDING STEEL
TURBINE BUILDING STEEL
START- TURBINE BUILDING ARCHITECTURAL
FINISH- TURBINE BUILDING ARCHITECTURA
TURBINE BUILDING ARCHITECTURAL
START- TURBINE BUILDING MISCELANEOUS DIRECT CRA
FINISH- TURBINE BUILDING MISCELANEOU
TURBINE BUILDING MISCELLANEOUS DIRE
START- TURBINE BUILDING HVAC
FINISH- TURBINE BUILDING HVAC
TURBINE BUILDING HVAC
START- TURBINE BUILDING LARGE BORE PIPE
FINISH- TURBINE BUILDING LARGE BOR
TURBINE BUILDING LARGE BORE PIPE
START- TURBINE BUILDING LARGE BORE SUPPORTS
FINISH- TURBINE BUILDING LARGE BOR
TURBINE BUILDING LARGE BORE SUPP
START- TURBINE BUILDING MECHANICAL EQUIPMENT
FINISH- TURBINE BUILDING MECHANICAL EQUIPM
TURBINE BUILDING MECHANICAL EQUIPMENT
START- TURBINE BUILDING SMALL BORE PIPE & SUPPO
FINISH- TURBINE BUILDING SMALL BOR
TURBINE BUILDING SMALL BORE PIPE &
START- TURBINE BUILDING TUBING & INSTRUMENTS
FINISH- TURBINE BUILDING TUBING & IN
TURBINE BUILDING TUBING & INSTRUM
START- TURBINE BUILDING INSULATION
FINISH- TURBINE BUILDING INSULATION
TURBINE BUILDING INSULATION
START- TURBINE BUILDING PNLS, SW-GEAR & TRANSFO
FINISH- TURBINE BUILDING PNLS, SW-GEAR & TRAN
TURBINE BUILDING PNLS, SW-GEAR & TRANSFORM

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 7 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2TURTRAYSM	START- TURBINE BUILDING CABLE TRAY	03-Apr-12	
L2TURTRAYFM	FINISH- TURBINE BUILDING CABLE TRAY		19-Feb-14
L2TURTRAY	TURBINE BUILDING CABLE TRAY	03-Apr-12	19-Feb-14
L2TURCONDSM	START- TURBINE BUILDING CONDUIT	03-Apr-12	
L2TURCONDFM	FINISH- TURBINE BUILDING CONDUIT		02-May-14
L2TURCOND	TURBINE BUILDING CONDUIT	03-Apr-12	02-May-14
L2TURPULLSM	START- TURBINE BUILDING CABLE PULLS	02-Jan-13	
L2TURPULLFM	FINISH- TURBINE BUILDING CABLE PULLS		31-Dec-14
L2TURPULL	TURBINE BUILDING CABLE PULLS	02-Jan-13	31-Dec-14
L2TURTERMSM	START- TURBINE BUILDING CABLE TERMS	02-Jul-14	
L2TURTERMFM	FINISH- TURBINE BUILDING CABLE TERMS		02-Apr-15
L2TURTERM	TURBINE BUILDING CABLE TERMS	02-Jul-14	02-Apr-15
L2TURSYSMSM	START- TURBINE BUILDING SYSTEM MISCELANEOUS DIR...	15-Mar-12	
L2TURSYSMFM	FINISH- TURBINE BUILDING SYSTEM MISCELANEOUS DIR...		02-Apr-15
L2TURSYSM	TURBINE BUILDING MISCELANEOUS DIRECT CRAFT	15-Mar-12	02-Apr-15
ANNEX BUILDING		17-Feb-12	04-Nov-14
L2ANNREBASM	START- ANNEX BUILDING REBAR	04-May-12	
L2ANNREBAFM	FINISH- ANNEX BUILDING REBAR		16-Jul-13
L2ANNREBA	ANNEX BUILDING REBAR	04-May-12	16-Jul-13
L2ANNFORMSM	START- ANNEX BUILDING FORMWORK	04-May-12	
L2ANNFORMFM	FINISH- ANNEX BUILDING FORMWORK		14-Aug-13
L2ANNFORM	ANNEX BUILDING FORMWORK	04-May-12	14-Aug-13
L2ANNCONCSM	START- ANNEX BUILDING CONCRETE	25-May-12	
L2ANNCONCFM	FINISH- ANNEX BUILDING CONCRETE		03-Sep-13
L2ANNCONC	ANNEX BUILDING CONCRETE	25-May-12	03-Sep-13
L2ANNSTEESM	START- ANNEX BUILDING STEEL	20-Sep-12	
L2ANNSTEEFM	FINISH- ANNEX BUILDING STEEL		02-Dec-13
L2ANNSTEE	ANNEX BUILDING STEEL	20-Sep-12	02-Dec-13
L2ANNARCHSM	START- ANNEX BUILDING ARCHITECTURAL	04-Apr-13	
L2ANNARCHFM	FINISH- ANNEX BUILDING ARCHITECTURAL		02-Jan-14
L2ANNARCH	ANNEX BUILDING ARCHITECTURAL	04-Apr-13	02-Jan-14
L2ANNBLGMSM	START- ANNEX BUILDING MISCELANEOUS DIRECT CRAFT	17-Feb-12	
L2ANNBLGMFM	FINISH- ANNEX BUILDING MISCELANEOUS DIRECT CRAFT		31-Dec-13

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- TURBINE BUILDING CABLE TRAY
FINISH- TURBINE BUILDING CABLE TRAY
TURBINE BUILDING CABLE TRAY
START- TURBINE BUILDING CONDUIT
FINISH- TURBINE BUILDING CONDUIT
TURBINE BUILDING CONDUIT
START- TURBINE BUILDING CABLE PULLS
FINISH- TURBINE BUILDING CABLE PULLS
TURBINE BUILDING CABLE PULLS
START- TURBINE BUILDING CABLE TERMS
FINISH- TURBINE BUILDING CABLE TERI
TURBINE BUILDING CABLE TERMS
START- TURBINE BUILDING SYSTEM MISCELANEOUS DIRECT CRA
FINISH- TURBINE BUILDING SYSTEM MIS
TURBINE BUILDING MISCELANEOUS DIR
START- ANNEX BUILDING REBAR
FINISH- ANNEX BUILDING REBAR
ANNEX BUILDING REBAR
START- ANNEX BUILDING FORMWORK
FINISH- ANNEX BUILDING FORMWORK
ANNEX BUILDING FORMWORK
START- ANNEX BUILDING CONCRETE
FINISH- ANNEX BUILDING CONCRETE
ANNEX BUILDING CONCRETE
START- ANNEX BUILDING STEEL
FINISH- ANNEX BUILDING STEEL
ANNEX BUILDING STEEL
START- ANNEX BUILDING ARCHITECTURAL
FINISH- ANNEX BUILDING ARCHITECTURAL
ANNEX BUILDING ARCHITECTURAL
START- ANNEX BUILDING MISCELANEOUS DIRECT CRAFT
FINISH- ANNEX BUILDING MISCELANEOUS DIRECT CI

Remaining Level of Effort / Remaining ... / Actual Work / Critical Re...		TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 8 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2ANNBLGM	ANNEX BUILDING MISCELANEOUS DIRECT CRAFT	17-Feb-12	31-Dec-13
L2ANNHVACSM	START- ANNEX BUILDING HVAC	15-Oct-12	
L2ANNHVACFM	FINISH- ANNEX BUILDING HVAC		30-Sep-13
L2ANNHVAC	ANNEX BUILDING HVAC	15-Oct-12	30-Sep-13
L2ANNLBPISM	START- ANNEX BUILDING LARGE BORE PIPE	15-Aug-12	
L2ANNLBPIFM	FINISH- ANNEX BUILDING LARGE BORE PIPE		30-May-14
L2ANNLBPI	ANNEX BUILDING LARGE BORE PIPE	15-Aug-12	30-May-14
L2ANNLBSPSM	START- ANNEX BUILDING LARGE BORE SUPPORTS	01-Aug-12	
L2ANNLBSPFM	FINISH- ANNEX BUILDING LARGE BORE SUPPORTS		30-May-14
L2ANNLBSP	ANNEX BUILDING LARGE BORE SUPPORTS	01-Aug-12	30-May-14
L2ANNMECHSM	START- ANNEX BUILDING MECHANICAL EQUIPMENT	06-May-13	
L2ANNMECHFM	FINISH- ANNEX BUILDING MECHANICAL EQUIPMENT		26-Nov-13
L2ANNMECH	ANNEX BUILDING MECHANICAL EQUIPMENT	10-May-13	26-Nov-13
L2ANNSBPISM	START- ANNEX BUILDING SMALL BORE PIPE & SUPPORT	15-Oct-12	
L2ANNSBPIFM	FINISH- ANNEX BUILDING SMALL BORE PIPE & SUPPORT		30-May-14
L2ANNSBPI	ANNEX BUILDING SMALL BORE PIPE & SUPPORTS	15-Oct-12	30-May-14
L2ANNTUBESM	START- ANNEX BUILDING TUBING & INSTRUMENTS	03-Dec-13	
L2ANNTUBEFM	FINISH- ANNEX BUILDING TUBING & INSTRUMENTS		02-Jun-14
L2ANNTUBE	ANNEX BUILDING TUBING & INSTRUMENTS	03-Dec-13	02-Jun-14
L2ANNINSUSM	START- ANNEX BUILDING INSULATION	01-Jan-14	
L2ANNINSUFM	FINISH- ANNEX BUILDING INSULATION		02-Jun-14
L2ANNINSU	ANNEX BUILDING INSULATION	01-Jan-14	02-Jun-14
L2ANNPANESM	START- ANNEX BUILDING PANELS, SWITCHGEAR & TRAN	05-Jul-12	
L2ANNPANEFM	FINISH- ANNEX BUILDING PANELS, SWITCHGEAR & TRAN		01-Nov-13
L2ANNPANE	ANNEX BUILDING PANELS, SWITCHGEAR & TRANSFORME...	05-Jul-12	01-Nov-13
L2ANNTRAYSM	START- ANNEX BUILDING CABLE TRAY	15-Oct-12	
L2ANNTRAYFM	FINISH- ANNEX BUILDING CABLE TRAY		29-Jan-14
L2ANNTRAY	ANNEX BUILDING CABLE TRAY	15-Oct-12	29-Jan-14
L2ANNCONDSM	START- ANNEX BUILDING CONDUIT	15-Oct-12	
L2ANNCONDFM	FINISH- ANNEX BUILDING CONDUIT		02-Jun-14
L2ANNCOND	ANNEX BUILDING CONDUIT	15-Oct-12	02-Jun-14
L2ANNPULLSM	START- ANNEX BUILDING CABLE PULLS	02-Jul-13	
L2ANNPULLFM	FINISH- ANNEX BUILDING CABLE PULLS		04-Aug-14

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
ANNEX BUILDING MISCELANEOUS DIRECT CRAFT
START- ANNEX BUILDING HVAC
FINISH- ANNEX BUILDING HVAC
ANNEX BUILDING HVAC
START- ANNEX BUILDING LARGE BORE PIPE
FINISH- ANNEX BUILDING LARGE BORE PIPE
ANNEX BUILDING LARGE BORE PIPE
START- ANNEX BUILDING LARGE BORE SUPPORTS
FINISH- ANNEX BUILDING LARGE BORE SUPPOR
ANNEX BUILDING LARGE BORE SUPPORTS
START- ANNEX BUILDING MECHANICAL EQUIPMENT
FINISH- ANNEX BUILDING MECHANICAL EQUIPMENT
ANNEX BUILDING MECHANICAL EQUIPMENT
START- ANNEX BUILDING SMALL BORE PIPE & SUPPORT
FINISH- ANNEX BUILDING SMALL BORE PIPE & SU
ANNEX BUILDING SMALL BORE PIPE & SUPPORT
START- ANNEX BUILDING TUBING & INSTRUMENTS
FINISH- ANNEX BUILDING TUBING & INSTRUMEN
ANNEX BUILDING TUBING & INSTRUMENTS
START- ANNEX BUILDING INSULATION
FINISH- ANNEX BUILDING INSULATION
ANNEX BUILDING INSULATION
START- ANNEX BUILDING PANELS, SWITCHGEAR & TRAN
FINISH- ANNEX BUILDING PANELS, SWITCHGEAR & TRA
ANNEX BUILDING PANELS, SWITCHGEAR & TRANSFOR
START- ANNEX BUILDING CABLE TRAY
FINISH- ANNEX BUILDING CABLE TRAY
ANNEX BUILDING CABLE TRAY
START- ANNEX BUILDING CONDUIT
FINISH- ANNEX BUILDING CONDUIT
ANNEX BUILDING CONDUIT
START- ANNEX BUILDING CABLE PULLS
FINISH- ANNEX BUILDING CABLE PULLS

Remaining Level of Effort | Remaining ... | Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 9 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2ANNPULL	ANNEX BUILDING CABLE PULLS	02-Jul-13	04-Aug-14
L2ANNTERMSM	START- ANNEX BUILDING CABLE TERMS	07-Apr-14	
L2ANNTERMFM	FINISH- ANNEX BUILDING CABLE TERMS		04-Nov-14
L2ANNTERM	ANNEX BUILDING CABLE TERMS	07-Apr-14	04-Nov-14
L2ANNSYSMSM	START- ANNEX BUILDING SYSTEM MISCELANEOUS DIREC	06-Jun-12	
L2ANNSYSMFM	FINISH- ANNEX BUILDING SYSTEM MISCELANEOUS DIREC		31-Oct-14
L2ANNSYSM	ANNEX BUILDING SYSTEM MISCELANEOUS DIRECT CRAFT	06-Jun-12	31-Oct-14
RADWASTE BUILDING		**01-Oct-13**	**06-Feb-15**
L2RADREBASM	START- RADWASTE BUILDING REBAR	01-Oct-13	
L2RADREBAFM	FINISH- RADWASTE BUILDING REBAR		31-Mar-14
L2RADREBA	RADWASTE BUILDING REBAR	01-Oct-13	31-Mar-14
L2RADFORMSM	START- RADWASTE BUILDING FORMWORK	01-Oct-13	
L2RADFORMFM	FINISH- RADWASTE BUILDING FORMWORK		31-Mar-14
L2RADFORM	RADWASTE BUILDING FORMWORK	01-Oct-13	31-Mar-14
L2RADCONCSM	START- RADWASTE BUILDING CONCRETE	15-Oct-13	
L2RADCONCFM	FINISH- RADWASTE BUILDING CONCRETE		02-May-14
L2RADCONC	RADWASTE BUILDING CONCRETE	15-Oct-13	02-May-14
L2RADSTEESM	START- RADWASTE BUILDING STEEL	01-Oct-13	
L2RADSTEEFM	FINISH- RADWASTE BUILDING STEEL		01-Jul-14
L2RADSTEE	RADWASTE BUILDING STEEL	01-Oct-13	01-Jul-14
L2RADARCHSM	START- RADWASTE BUILDING ARCHITECTURAL	16-May-14	
L2RADARCHFM	FINISH- RADWASTE BUILDING ARCHITECTURAL		15-Jan-15
L2RADARCH	RADWASTE BUILDING ARCHITECTURAL	16-May-14	15-Jan-15
L2RADBLGMSM	START- RADWASTE BUILDING MISCELANEOUS DIRECT CR	01-Oct-13	
L2RADBLGMFM	FINISH- RADWASTE BUILDING MISCELANEOUS DIRECT CR		29-Dec-14
L2RADBLGM	RADWASTE BUILDING MISCELLANEOUS DIRECT CRAFT	01-Oct-13	29-Dec-14
L2RADHVACSM	START- RADWASTE BUILDING HVAC	20-Dec-13	
L2RADHVACFM	FINISH- RADWASTE BUILDING HVAC		06-Aug-14
L2RADHVAC	RADWASTE BUILDING HVAC	20-Dec-13	06-Aug-14
L2RADLBPISM	START- RADWASTE BUILDING LARGE BORE PIPE	15-Jan-14	
L2RADLBPIFM	FINISH- RADWASTE BUILDING LARGE BORE PIPE		02-Feb-15
L2RADLBPI	RADWASTE BUILDING LARGE BORE PIPE	15-Jan-14	02-Feb-15
L2RADLBSPSM	START- RADWASTE BUILDING LARGE BORE SUPPORTS	15-Jan-14	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
ANNEX BUILDING CABLE PULLS
START- ANNEX BUILDING CABLE TERMS
FINISH- ANNEX BUILDING CABLE TERMS
ANNEX BUILDING CABLE TERMS
START- ANNEX BUILDING SYSTEM MISCELANEOUS DIREC
FINISH- ANNEX BUILDING SYSTEM MISCELA
ANNEX BUILDING SYSTEM MISCELANEOUS
START- RADWASTE BUILDING REBAR
FINISH- RADWASTE BUILDING REBAR
RADWASTE BUILDING REBAR
START- RADWASTE BUILDING FORMWORK
FINISH- RADWASTE BUILDING FORMWORK
RADWASTE BUILDING FORMWORK
START- RADWASTE BUILDING CONCRETE
FINISH- RADWASTE BUILDING CONCRETE
RADWASTE BUILDING CONCRETE
START- RADWASTE BUILDING STEEL
FINISH- RADWASTE BUILDING STEEL
RADWASTE BUILDING STEEL
START- RADWASTE BUILDING ARCHITECTURAL
FINISH- RADWASTE BUILDING ARCHITECT
RADWASTE BUILDING ARCHITECTURAL
START- RADWASTE BUILDING MISCELANEOUS DIRECT
FINISH- RADWASTE BUILDING MISCELANE
RADWASTE BUILDING MISCELLANEOUS DI
START- RADWASTE BUILDING HVAC
FINISH- RADWASTE BUILDING HVAC
RADWASTE BUILDING HVAC
START- RADWASTE BUILDING LARGE BORE PIPE
FINISH- RADWASTE BUILDING LARGE BO
RADWASTE BUILDING LARGE BORE PIPE
START- RADWASTE BUILDING LARGE BORE SUPPO

Remaining Level of Effort
Remaining ...
Actual Work
Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 10 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2RADLBSPFM	FINISH- RADWASTE BUILDING LARGE BORE SUPPORTS		02-Feb-15
L2RADLBSP	RADWASTE BUILDING LARGE BORE SUPPORTS	15-Jan-14	02-Feb-15
L2RADMECHSM	START- RADWASTE BUILDING MECHANICAL EQUIPMENT	13-Mar-14	
L2RADMECHFM	FINISH- RADWASTE BUILDING MECHANICAL EQUIPMENT		29-May-14
L2RADMECH	RADWASTE BUILDING MECHANICAL EQUIPMENT	13-Mar-14	29-May-14
L2RADSBPISM	START- RADWASTE BUILDING SMALL BORE PIPE & SUPP	15-Jan-14	
L2RADSBPIFM	FINISH- RADWASTE BUILDING SMALL BORE PIPE & SUPP		02-Feb-15
L2RADSBPI	RADWASTE BUILDING SMALL BORE PIPE & SUPPORTS	15-Jan-14	02-Feb-15
L2RADTUBESM	START- RADWASTE BUILDING TUBING & INSTRUMENTS	28-Aug-14	
L2RADTUBEFM	FINISH- RADWASTE BUILDING TUBING & INSTRUMENTS		06-Feb-15
L2RADTUBE	RADWASTE BUILDING TUBING & INSTRUMENTS	28-Aug-14	06-Feb-15
L2RADINSUSM	START- RADWASTE BUILDING INSULATION	01-Aug-14	
L2RADINSUFM	FINISH- RADWASTE BUILDING INSULATION		29-Jan-15
L2RADINSU	RADWASTE BUILDING INSULATION	01-Aug-14	29-Jan-15
L2RADPANESM	START- RADWASTE BUILDING PNLS, SW-GEAR & TRANSF	13-Jan-14	
L2RADPANEFM	FINISH- RADWASTE BUILDING PNLS, SW-GEAR & TRANSF		31-Mar-14
L2RADPANE	RADWASTE BUILDING PNLS, SW-GEAR & TRANSFORMERS	13-Jan-14	31-Mar-14
L2RADTRAYSM	START- RADWASTE BUILDING CABLE TRAY	15-Jan-14	
L2RADTRAYFM	FINISH- RADWASTE BUILDING CABLE TRAY		04-Aug-14
L2RADTRAY	RADWASTE BUILDING CABLE TRAY	15-Jan-14	04-Aug-14
L2RADCONDSM	START- RADWASTE BUILDING CONDUIT	08-Oct-13	
L2RADCONDFM	FINISH- RADWASTE BUILDING CONDUIT		31-Jul-14
L2RADCOND	RADWASTE BUILDING CONDUIT	08-Oct-13	31-Jul-14
L2RADPULLSM	START- RADWASTE BUILDING CABLE PULLS	03-Jun-14	
L2RADPULLFM	FINISH- RADWASTE BUILDING CABLE PULLS		01-Dec-14
L2RADPULL	RADWASTE BUILDING CABLE PULLS	03-Jun-14	01-Dec-14
L2RADTERMSM	START- RADWASTE BUILDING CABLE TERMS	01-Oct-14	
L2RADTERMFM	FINISH- RADWASTE BUILDING CABLE TERMS		29-Jan-15
L2RADTERM	RADWASTE BUILDING CABLE TERMS	01-Oct-14	29-Jan-15
L2RADSYSMSM	START- RADWASTE BUILDING SYS MISCELANEOUS DIREC	13-Jan-14	
L2RADSYSMFM	FINISH- RADWASTE BUILDING SYS MISCELANEOUS DIREC		30-Jan-15
L2RADSYSM	RADWASTE BUILDING SYS MISCELANEOUS DIRECT CRAFT	13-Jan-14	30-Jan-15
DIESEL GENERATOR BUILDING		05-Nov-13	03-Feb-15

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
FINISH- RADWASTE BUILDING LARGE BOF
RADWASTE BUILDING LARGE BORE SUPF
START- RADWASTE BUILDING MECHANICAL EQUIP
FINISH- RADWASTE BUILDING MECHANICAL EQU
RADWASTE BUILDING MECHANICAL EQUIPMENT
START- RADWASTE BUILDING SMALL BORE PIPE & S
FINISH- RADWASTE BUILDING SMALL BOF
RADWASTE BUILDING SMALL BORE PIPE
START- RADWASTE BUILDING TUBING & INSTF
FINISH- RADWASTE BUILDING TUBING & I
RADWASTE BUILDING TUBING & INSTRUM
START- RADWASTE BUILDING INSULATION
FINISH- RADWASTE BUILDING INSULATIOI
RADWASTE BUILDING INSULATION
START- RADWASTE BUILDING PNLS, SW-GEAR & TR
FINISH- RADWASTE BUILDING PNLS, SW-GEAR & T
RADWASTE BUILDING PNLS, SW-GEAR & TRANSF
START- RADWASTE BUILDING CABLE TRAY
FINISH- RADWASTE BUILDING CABLE TRAY
RADWASTE BUILDING CABLE TRAY
START- RADWASTE BUILDING CONDUIT
FINISH- RADWASTE BUILDING CONDUIT
RADWASTE BUILDING CONDUIT
START- RADWASTE BUILDING CABLE PULLS
FINISH- RADWASTE BUILDING CABLE PULL
RADWASTE BUILDING CABLE PULLS
START- RADWASTE BUILDING CABLE TERMS
FINISH- RADWASTE BUILDING CABLE TER
RADWASTE BUILDING CABLE TERMS
START- RADWASTE BUILDING SYS MISCELANEOUS
FINISH- RADWASTE BUILDING SYS MISCE
RADWASTE BUILDING SYS MISCELANEOU

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 11 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2DIESELSM	BEGIN INSTALLATION OF DIESEL GENERATOR	08-May-14	
L2DGREBASM	START- DIESEL GENERATOR BUILDING REBAR	05-Nov-13	
L2DGREBAFM	FINISH- DIESEL GENERATOR BUILDING REBAR		03-Jun-14
L2DGREBA	DIESEL GENERATOR BUILDING REBAR	05-Nov-13	03-Jun-14
L2DGFORMSM	START- DIESEL GENERATOR BUILDING FORMWORK	05-Nov-13	
L2DGFORMFM	FINISH- DIESEL GENERATOR BUILDING FORMWORK		03-Jun-14
L2DGFORM	DIESEL GENERATOR BUILDING FORMWORK	05-Nov-13	03-Jun-14
L2DGCONCSM	START- DIESEL GENERATOR BUILDING CONCRETE	05-Nov-13	
L2DGCONCFM	FINSIH- DIESEL GENERATOR BUILDING CONCRETE		02-Jul-14
L2DGCONC	DIESEL GENERATOR BUILDING CONCRETE	05-Nov-13	02-Jul-14
L2DGSTEESM	START- DIESEL GENERATOR BUILDING STEEL	09-Jan-14	
L2DGSTEEFM	FINISH- DIESEL GENERATOR BUILDING STEEL		09-Oct-14
L2DGSTEE	DIESEL GENERATOR BUILDING STEEL	09-Jan-14	09-Oct-14
L2DGARCHSM	START- DIESEL GENERATOR BUILDING ARCHITECTURAL	10-Jun-14	
L2DGARCHFM	FINISH- DIESEL GENERATOR BUILDING ARCHITECTURAL		29-Jan-15
L2DGARCH	DIESEL GENERATOR BUILDING ARCHITECTURAL	10-Jun-14	29-Jan-15
L2DGBLGMSM	START- DIESEL GENERATOR BLDG MISCELANEOUS DIREC	05-Nov-13	
L2DGBLGMFM	FINISH- DIESEL GENERATOR BLDG MISCELANEOUS DIREC		02-Dec-14
L2DGBLGM	DIESEL GENERATOR BLDG MISCELANEOUS DIRECT CRAFT	05-Nov-13	02-Dec-14
L2DGHVACSM	START- DIESEL GENERATOR BUILDING HVAC	06-Feb-14	
L2DGHVACFM	FINISH- DIESEL GENERATOR BUILDING HVAC		06-Oct-14
L2DGHVAC	DIESEL GENERATOR BUILDING HVAC	06-Feb-14	06-Oct-14
L2DGLBPISM	START- DIESEL GENERATOR BUILDING LARGE BORE PIPE	06-Feb-14	
L2DGLBPIFM	FINISH-DIESEL GENERATOR BUILDING LARGE BORE PIPE		03-Feb-15
L2DGLBPI	DIESEL GENERATOR BUILDING LARGE BORE PIPE	06-Feb-14	03-Feb-15
L2DGLBSPSM	START- DIESEL GENERATOR BUILDING LARGE BORE SUP	03-Apr-14	
L2DGLBSPFM	FINISH- DIESEL GENERATOR BUILDING LARGE BORE SUP		03-Feb-15
L2DGLBSP	DIESEL GENERATOR BUILDING LARGE BORE SUPPORTS	03-Apr-14	03-Feb-15
L2DGMECHSM	START- DIESEL GENERATOR BUILDING MECHANICAL EQU	06-Feb-14	
L2DGMECHFM	FINISH- DIESEL GENERATOR BUILDING MECHANICAL EQU		04-Jul-14
L2DGMECH	DIESEL GENERATOR BUILDING MECHANICAL EQUIPMENT	06-Feb-14	04-Jul-14
L2DGSBPISM	START- DIESEL GEN BUILDING SMALL BORE PIPE & SU	06-Feb-14	
L2DGSBPIFM	FINISH- DIESEL GEN BUILDING SMALL BORE PIPE & SU		03-Feb-15

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
BEGIN INSTALLATION OF DIESEL GENERATOR
START- DIESEL GENERATOR BUILDING REBAR
FINISH- DIESEL GENERATOR BUILDING REBAR
DIESEL GENERATOR BUILDING REBAR
START- DIESEL GENERATOR BUILDING FORMWORK
FINISH- DIESEL GENERATOR BUILDING FORMWO
DIESEL GENERATOR BUILDING FORMWORK
START- DIESEL GENERATOR BUILDING CONCRETE
FINSIH- DIESEL GENERATOR BUILDING CONCRI
DIESEL GENERATOR BUILDING CONCRETE
START- DIESEL GENERATOR BUILDING STEEL
FINISH- DIESEL GENERATOR BUILDING STEE
DIESEL GENERATOR BUILDING STEEL
START- DIESEL GENERATOR BUILDING ARCHITE
FINISH- DIESEL GENERATOR BUILDING AI
DIESEL GENERATOR BUILDING ARCHITEC
START- DIESEL GENERATOR BLDG MISCELANEOUS DI
FINISH- DIESEL GENERATOR BLDG MISCEL
DIESEL GENERATOR BLDG MISCELANEOUS
START- DIESEL GENERATOR BUILDING HVAC
FINISH- DIESEL GENERATOR BUILDING HVAC
DIESEL GENERATOR BUILDING HVAC
START- DIESEL GENERATOR BUILDING LARGE BOR
FINISH-DIESEL GENERATOR BUILDING LA
DIESEL GENERATOR BUILDING LARGE BO
START- DIESEL GENERATOR BUILDING LARGE BO
FINISH- DIESEL GENERATOR BUILDING LA
DIESEL GENERATOR BUILDING LARGE BO
START- DIESEL GENERATOR BUILDING MECHANICA
FINISH- DIESEL GENERATOR BUILDING MECHAI
DIESEL GENERATOR BUILDING MECHANICAL EC
START- DIESEL GEN BUILDING SMALL BORE PIPE &
FINISH- DIESEL GEN BUILDING SMALL BO

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 12 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2DGSBPI	DIESEL GEN BUILDING SMALL BORE PIPE & SUPPORTS	06-Feb-14	03-Feb-15
L2DGTUBESM	START- DIESEL GENERATOR BUILDING TUBING & INSTR	08-May-14	
L2DGTUBEFM	FINISH- DIESEL GENERATOR BUILDING TUBING & INSTR		06-Oct-14
L2DGTUBE	DIESEL GENERATOR BUILDING TUBING & INSTRUMENTS	08-May-14	06-Oct-14
L2DGINSUSM	START- DIESEL GENERATOR BUILDING INSULATION	09-May-14	
L2DGINSUFM	FINISH- DIESEL GENERATOR BUILDING INSULATION		05-Dec-14
L2DGINSU	DIESEL GENERATOR BUILDING INSULATION	09-May-14	05-Dec-14
L2DGPANESM	START- DIESEL GEN BUILDING PNLS, SW-GEAR & TRAN	06-Feb-14	
L2DGPANEFM	FINISH- DIESEL GEN BUILDING PNLS, SW-GEAR & TRAN		04-Jul-14
L2DGPANE	DIESEL GEN BUILDING PNLS, SW-GEAR & TRANSFORMERS	06-Feb-14	04-Jul-14
L2DGTRAYSM	START- DIESEL GENERATOR BUILDING CABLE TRAY	06-Feb-14	
L2DGTRAYFM	FINISH- DIESEL GENERATOR BUILDING CABLE TRAY		04-Sep-14
L2DGTRAY	DIESEL GENERATOR BUILDING CABLE TRAY	06-Feb-14	04-Sep-14
L2DGCONDSM	START- DIESEL GENERATOR BUILDING CONDUIT	16-Jan-14	
L2DGCONDFM	FINISH- DIESEL GENERATOR BUILDING CONDUIT		01-Oct-14
L2DGCOND	DIESEL GENERATOR BUILDING CONDUIT	16-Jan-14	01-Oct-14
L2DGPULLSM	START- DIESEL GENERATOR BUILDING CABLE PULLS	29-Jul-14	
L2DGPULLFM	FINISH- DIESEL GENERATOR BUILDING CABLE PULLS		29-Dec-14
L2DGPULL	DIESEL GENERATOR BUILDING CABLE PULLS	29-Jul-14	29-Dec-14
L2DGTERMSM	START- DIESEL GENERATOR BUILDING CABLE TERMS	03-Sep-14	
L2DGTERMFM	FINISH- DIESEL GENERATOR BUILDING CABLE TERMS		30-Jan-15
L2DGTERM	DIESEL GENERATOR BUILDING CABLE TERMS	03-Sep-14	30-Jan-15
L2DGSYSMSM	START- DIESEL GEN BLDG SYS MISCELANEOUS DIRECT	09-Jan-14	
L2DGSYSMFM	FINISH- DIESEL GEN BLDG SYS MISCELANEOUS DIRECT		02-Feb-15
L2DGSYSM	DIESEL GEN BLDG SYS MISCELANEOUS DIRECT CRAFT	09-Jan-14	02-Feb-15
TESTING & START UP		**18-Feb-13**	**04-Apr-16**
L2CONSTEST	CONSTRUCTION TESTING	18-Feb-13	02-Apr-15
L2PREOTEST	SYSTEM PREOPERABILITY & STARTUP TESTING SUPPORT	17-Mar-14	04-Apr-16
L2ENRGIZESM	BEGIN ENERGIZE PLANT	04-Nov-13	
L2ECSSM	BEGIN ECS PERM POWER	06-May-14	
L2COLDHYDSM	BEGIN COLD HYDRO	10-Jun-15	
L2ILRTSM	BEGIN ILRT	24-Aug-15	
L250POWERSM	BEGIN 50% POWER	13-Jan-16	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
DIESEL GEN BUILDING SMALL BORE PIPE
START- DIESEL GENERATOR BUILDING TUBING &
FINISH- DIESEL GENERATOR BUILDING TUBI
DIESEL GENERATOR BUILDING TUBING & INS
START- DIESEL GENERATOR BUILDING INSULATI
FINISH- DIESEL GENERATOR BUILDING INS
DIESEL GENERATOR BUILDING INSULATIO
START- DIESEL GEN BUILDING PNLS, SW-GEAR & T
FINISH- DIESEL GEN BUILDING PNLS, SW-GEAR
DIESEL GEN BUILDING PNLS, SW-GEAR & TRAN
START- DIESEL GENERATOR BUILDING CABLE TRA
FINISH- DIESEL GENERATOR BUILDING CABLE
DIESEL GENERATOR BUILDING CABLE TRAY
START- DIESEL GENERATOR BUILDING CONDUIT
FINISH- DIESEL GENERATOR BUILDING CON
DIESEL GENERATOR BUILDING CONDUIT
START- DIESEL GENERATOR BUILDING CABLE
FINISH- DIESEL GENERATOR BUILDING CA
DIESEL GENERATOR BUILDING CABLE PU
START- DIESEL GENERATOR BUILDING CABLE
FINISH- DIESEL GENERATOR BUILDING C
DIESEL GENERATOR BUILDING CABLE TE
START- DIESEL GEN BLDG SYS MISCELANEOUS DIR
FINISH- DIESEL GEN BLDG SYS MISCELAN
DIESEL GEN BLDG SYS MISCELANEOUS D
CONSTRUCTION TESTING
SYSTEM PREOPERABILITY &
BEGIN ENERGIZE PLANT
BEGIN ECS PERM POWER
BEGIN COLD HYDRO
BEGIN ILRT
BEGIN 50% POWER

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 13 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2100POWERSM	BEGIN 100% POWER	04-Feb-16	
L2100HOURSM	BEGIN 100 HOUR PERFORMANCE	23-Mar-16	
L2CONSTESM	START- CONSTRUCTION TESTING	18-Feb-13	
L2PREOTESM	START- STARTUP TESTING SUPPORT	17-Mar-14	
L2CONSTEFM	FINISH- CONSTRUCTION TESTING		10-Jun-15
L2PREOTEFM	FINISH- STARTUP TESTING SUPPORT		04-Apr-16
SCE&G " VCSummer Unit 3" Construction Last Updated from Standard Plant Fil...		02-Jul-12	31-Dec-18
Module/Assembly Area		15-Aug-12	30-Jan-14
L2CA20ASSM	CA20 ASSEMBLY START MILESTONE	15-Aug-12	
L2CA01ASSM	START- SITE ASSEMBLY OF CA01 MODULE	02-Aug-13	
L2CA20ASFM	CA20 ASSEMBLY FINISH MILESTONE		23-Sep-13
L2CTCA01FM	FINISH- SITE ASSEMBLY OF CA01		30-Jan-14
NUCLEAR ISLAND		01-Aug-13	01-Aug-13
L2NIPOURSM	FIRST CONCRETE POUR NI BASEMENT	01-Aug-13	
CONTAINMENT		01-Aug-13	29-Sep-17
L2CTMACA01	SITE ASSEMBLY OF CA01	02-Aug-13	30-Jan-14
L2CTCA01SM	BEGIN INSTALLATION OF CA01 MODULE	06-Mar-14	
L2CT-RVSM	BEGIN ASSEMBLY OF INTEGRATED HEAD PKG/RPV HEAD	05-Jan-15	
L2CTMPZRSM	BEGIN INSTALLATION OF PRESSURIZER	05-Mar-15	
L2CTM--RV1	FITUP & INSTALLATION OF RV INTERNALS	04-Jan-16	03-Aug-16
L2CTMRVHSM	SET REACTOR VESSEL HEAD PACKAGE ON STAND	02-Jun-15	
L2CRANEDSM	POLAR CRANE DELIVERY	17-Jul-15	
L2CRANE111	SET POLAR CRANE	02-Feb-16	04-May-16
L2RPVINSSM	BEGIN INSTALLATION OF REACTOR VESSEL	12-Mar-15	
L2CTMSGSM	BEGIN INSTALLATION OF STEAM GENERATORS	02-Jul-15	
L2CTMREBASM	START- CONTAINMENT BUILDING REBAR	01-Aug-13	
L2CTMREBAFM	FINISH- CONTAINMENT BUILDING REBAR		31-Mar-16
L2CTMREBA	CONTAINMENT BUILDING REBAR	01-Aug-13	31-Mar-16
L2CTBOTHEADS	BEGIN INSTALLATION OF (CV) BOTTOM HEAD	27-Sep-13	
L2CTRCPIPESM	BEGIN INSTALLATION OF RC PIPE	27-Feb-15	
L2CTRING2SM	BEGIN INSTALLATION OF RING # 2	11-Mar-15	
L2CTRING3SM	BEGIN INSTALLATION OF RING # 3	24-Aug-15	
L2CTRCPMPSM	BEGIN INSTALLATION OF RC PUMP	01-Aug-16	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
BEGIN 100% POWER
BEGIN 100 HOUR PERFORMA
START- CONSTRUCTION TESTING
START- STARTUP TESTING SUPPORT
FINISH- CONSTRUCTION TESTING
FINISH- STARTUP TESTING S
CA20 ASSEMBLY START MILESTONE
START- SITE ASSEMBLY OF CA01 MODULE
CA20 ASSEMBLY FINISH MILESTONE
FINISH- SITE ASSEMBLY OF CA01
FIRST CONCRETE POUR NI BASEMENT
SITE ASSEMBLY OF CA01
BEGIN INSTALLATION OF CA01 MODULE
BEGIN ASSEMBLY OF INTEGRATED HEAD
BEGIN INSTALLATION OF PRESSURIZER
FITUP & INSTALLATION OF
SET REACTOR VESSEL HEAD PACKAG
POLAR CRANE DELIVERY
SET POLAR CRANE
BEGIN INSTALLATION OF REACTOR VES
BEGIN INSTALLATION OF STEAM GEN
START- CONTAINMENT BUILDING REBAR
FINISH- CONTAINMENT BUILD
CONTAINMENT BUILDING REB
BEGIN INSTALLATION OF (CV) BOTTOM HEAD
BEGIN INSTALLATION OF RC PIPE
BEGIN INSTALLATION OF RING # 2
BEGIN INSTALLATION OF RING # 3
BEGIN INSTALLATION OF

Legend		TASK filter: LEVEL 2 3 FILTER 2.
Remaining Level of Effort	Remaining ...	
Actual Work	Critical Re...	(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 14 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2CTTOPHEADS	BEGIN INSTALLATION OF (CV) TOP HEAD	16-Nov-16	
L2CTMFORMSM	START- CONTAINMENT BUILDING FORMWORK	01-Aug-13	
L2CTMFORMFM	FINISH- CONTAINMENT BUILDING FORMWORK		31-Mar-16
L2CTMFORM	CONTAINMENT BUILDING FORMWORK	01-Aug-13	31-Mar-16
L2CTMCONCSM	START- CONTAINMENT BUILDING CONCRETE	01-Aug-13	
L2CTMCONCFM	FINISH- CONTAINMENT BUILDING CONCRETE		31-Mar-16
L2CTMCONC	CONTAINMENT BUILDING CONCRETE	01-Aug-13	31-Mar-16
L2CTMSTEESM	START- CONTAINMENT BUILDING STEEL	01-Aug-13	
L2CTMSTEEFM	FINISH- CONTAINMENT BUILDING STEEL		30-Jun-16
L2CTMSTEE	CONTAINMENT BUILDING STEEL	01-Aug-13	30-Jun-16
L2CTMARCHSM	START- CONTAINMENT BUILDING ARCHITECTURAL	04-Mar-14	
L2CTMARCHFM	FINISH- CONTAINMENT BUILDING ARCHITECTURAL		03-Mar-17
L2CTMARCH	CONTAINMENT BUILDING ARCHITECTURAL	04-Mar-14	31-Oct-16
L2CTMBLGMSM	START- CONTAINMENT BUILDING MISCELANEOUS DIRECT	01-Aug-13	
L2CTMBLGMFM	FINISH- CONTAINMENT BUILDING MISCELANEOUS DIRECT		30-Jun-16
L2CTMBLGM	CONTAINMENT BUILDING MISCELANEOUS DIRECT CRAFT	01-Aug-13	30-Jun-16
L2CTMHVACSM	START- CONTAINMENT HVAC	01-Jul-14	
L2CTMHVACFM	FINISH- CONTAINMENT HVAC		31-Mar-17
L2CTMHVAC	CONTAINMENT HVAC	01-Jul-14	31-Mar-17
L2CTMLBPISM	START- CONTAINMENT LARGE BORE PIPE	01-Apr-14	
L2CTMLBPIFM	FINISH- CONTAINMENT LARGE BORE PIPE		29-Sep-17
L2CTMLBPI	CONTAINMENT LARGE BORE PIPE	01-Apr-14	29-Sep-17
L2CTMLBSPSM	START- CONTAINMENT LARGE BORE SUPPORTS	01-Jan-14	
L2CTMLBSPFM	FINISH- CONTAINMENT LARGE BORE SUPPORTS		29-Sep-17
L2CTMLBSP	CONTAINMENT LARGE BORE SUPPORTS	01-Jan-14	29-Sep-17
L2CTMMECHSM	START- CONTAINMENT MECHANICAL EQUIPMENT	31-Jan-14	
L2CTMMECHFM	FINISH- CONTAINMENT MECHANICAL EQUIPMENT		30-Dec-16
L2CTMMECH	CONTAINMENT MECHANICAL EQUIPMENT	31-Jan-14	30-Dec-16
L2CTMSBPISM	START- CONTAINMENT SMALL BORE PIPE & SUPPORTS	01-Apr-14	
L2CTMSBPIFM	FINISH- CONTAINMENT SMALL BORE PIPE & SUPPORTS		29-Sep-17
L2CTMSBPI	CONTAINMENT SMALL BORE PIPE & SUPPORTS	01-Apr-14	29-Sep-17
L2CTMTUBESM	START- CONTAINMENT TUBING & INSTRUMENTS	01-Jul-16	
L2CTMTUBEFM	FINISH- CONTAINMENT TUBING & INSTRUMENTS		29-Sep-17

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
BEGIN INSTALLATION C
START- CONTAINMENT BUILDING FORMWORK
FINISH- CONTAINMENT BUILD
CONTAINMENT BUILDING FOR
START- CONTAINMENT BUILDING CONCRETE
FINISH- CONTAINMENT BUILD
CONTAINMENT BUILDING CO
START- CONTAINMENT BUILDING STEEL
FINISH- CONTAINMENT BUI
CONTAINMENT BUILDING S
START- CONTAINMENT BUILDING ARCHITECTURAL
FINISH- CONTAINME
CONTAINMENT BUILDIN
START- CONTAINMENT BUILDING MISCELANEOUS DIREC
FINISH- CONTAINMENT BUI
CONTAINMENT BUILDING M
START- CONTAINMENT HVAC
FINISH- CONTAINM
CONTAINMENT HV
START- CONTAINMENT LARGE BORE PIPE
FINISH- CONT
CONTAINMEN
START- CONTAINMENT LARGE BORE SUPPORTS
FINISH- CONT
CONTAINMEN
START- CONTAINMENT MECHANICAL EQUIPMENT
FINISH- CONTAINMEN
CONTAINMENT MECH
START- CONTAINMENT SMALL BORE PIPE & SUPP
FINISH- CONT
CONTAINMEN
START- CONTAINMENT TU
FINISH- CONT

Remaining Level of Effort / Remaining ... / Actual Work / Critical Re...		TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 15 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2CTMTUBE	CONTAINMENT TUBING & INSTRUMENTS	01-Jul-16	29-Sep-17
L2CTMINSUSM	START- CONTAINMENT INSULATION	13-Jul-15	
L2CTMINSUFM	FINISH- CONTAINMENT INSULATION		29-Sep-17
L2CTMINSU	CONTAINMENT INSULATION	13-Jul-15	29-Sep-17
L2CTMPANESM	START- CONTAINMENT PANELS, SWITCHGEAR & TRANSFO	31-Jan-14	
L2CTMPANEFM	FINISH- CONTAINMENT PANELS, SWITCHGEAR & TRANSFO		30-Sep-15
L2CTMPANE	CONTAINMENT PANELS, SWITCHGEAR & TRANSFORMERS	31-Jan-14	30-Sep-15
L2CTMTRAYSM	START- CONTAINMENT CABLE TRAY	01-Jul-14	
L2CTMTRAYFM	FINISH- CONTAINMENT CABLE TRAY		30-Sep-16
L2CTMTRAY	CONTAINMENT CABLE TRAY	01-Jul-14	30-Sep-16
L2CTMCONDSM	START- CONTAINMENT CONDUIT	01-Jul-14	
L2CTMCONDFM	FINISH- CONTAINMENT CONDUIT		30-Sep-16
L2CTMCOND	CONTAINMENT CONDUIT	01-Jul-14	30-Sep-16
L2CTMPULLSM	START- CONTAINMENT CABLE PULLS	01-Apr-15	
L2CTMPULLFM	FINISH- CONTAINMENT CABLE PULLS		30-Jun-17
L2CTMPULL	CONTAINMENT CABLE PULLS	01-Apr-15	30-Jun-17
L2CTMTERMSM	START- CONTAINMENT CABLE TERMS	03-Oct-16	
L2CTMTERMFM	FINISH- CONTAINMENT CABLE TERMS		29-Sep-17
L2CTMTERM	CONTAINMENT CABLE TERMS	03-Oct-16	29-Sep-17
L2CTMSYSMSM	START- CONTAINMENT SYSTEM MISCELANEOUS DIRECT C	01-Jul-14	
L2CTMSYSMFM	FINISH- CONTAINMENT SYSTEM MISCELANEOUS DIRECT C		30-Jun-17
L2CTMSYSM	CONTAINMENT SYSTEM MISCELANEOUS DIRECT CRAFT	01-Jul-14	30-Jun-17
L2CTMRV1SM	START-BEGIN FITUP & INSTALLATION OF RV INTERNALS	04-Jan-16	
L2CRANE1SM	START- SET POLAR CRANE	02-Feb-16	
L2CRANE1FM	FINISH- SET POLAR CRANE		04-May-16
L2CTMRV1FM	FINISH- BEGIN FITUP & INSTALLATION OF RV INTERNA		03-Aug-16
AUXILIARY BUILDING		02-Jul-12	29-Dec-17
L2AUXREBASM	START- AUXILIARY BUILDING REBAR	11-Feb-13	
L2AUXREBAFM	FINISH- AUXILIARY BUILDING REBAR		30-Jun-17
L2ADCA20SM	FIRST NUCLEAR MODULE ON-SITE	02-Jul-12	
L2AUXACA20	SITE ASSEMBLY OF CA20	15-Aug-12	23-Sep-13
L2AUXREBA	AUXILIARY BUILDING REBAR	11-Feb-13	30-Jun-17
L2AXCA20SM	BEGIN INSTALLATION OF CA20MODULE	01-Nov-13	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
CONTAINMEN
START- CONTAINMENT INSULATION
FINISH- CONT
CONTAINMEN
START- CONTAINMENT PANELS, SWITCHGEAR & TR
FINISH- CONTAINMENT PANELS, S
CONTAINMENT PANELS, SWITCHG
START- CONTAINMENT CABLE TRAY
FINISH- CONTAINMENT
CONTAINMENT CABLE T
START- CONTAINMENT CONDUIT
FINISH- CONTAINMENT
CONTAINMENT CONDUI
START- CONTAINMENT CABLE PULLS
FINISH- CONTAI
CONTAINMENT
START- CONTAINMENT
FINISH- CONT
CONTAINMEN
START- CONTAINMENT SYSTEM MISCELANEOU
FINISH- CONTAI
CONTAINMENT
START-BEGIN FITUP & INSTALLA
START- SET POLAR CRANE
FINISH- SET POLAR CRANE
FINISH- BEGIN FITUP & IN
START- AUXILIARY BUILDING REBAR
FINISH- AUXILIAI
FIRST NUCLEAR MODULE ON-SITE
SITE ASSEMBLY OF CA20
AUXILIARY BUILI
BEGIN INSTALLATION OF CA20MODULE

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 16 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from | Level 2 | 23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2AUXFORMSM	START- AUXILIARY BUILDING FORMWORK	11-Feb-13	
L2AUXFORMFM	FINISH- AUXILIARY BUILDING FORMWORK		30-Jun-17
L2AUXFORM	AUXILIARY BUILDING FORMWORK	11-Feb-13	30-Jun-17
L2AXOCSSM	BEGIN INSTALLATION OF MAIN CONTROL ROOM (OCS)	26-Feb-15	
L2AXREFMACH!	BEGIN INSTALLATION OF REFUELING MACHINE	24-Mar-15	
L2AUXCONCSM	START- AUXILIARY BUILDING CONCRETE	02-Aug-13	
L2AUXCONCFM	FINISH- AUXILIARY BUILDING CONCRETE		29-Sep-17
L2AUXCONC	AUXILIARY BUILDING CONCRETE	02-Aug-13	29-Sep-17
L2AUXSTEESM	START- AUXILIARY BUILDING STEEL	11-Feb-13	
L2AUXSTEEFM	FINISH- AUXILIARY BUILDING STEEL		31-Mar-17
L2AUXSTEE	AUXILIARY BUILDING STEEL	11-Feb-13	31-Mar-17
L2AUXARCHSM	START- AUXILIARY BUILDING ARCHITECTURAL	23-Oct-14	
L2AUXARCHFM	FINISH- AUXILIARY BUILDING ARCHITECTURAL		29-Sep-17
L2AUXARCH	AUXILIARY BUILDING ARCHITECTURAL	23-Oct-14	29-Sep-17
L2AUXBLGMSM	START- AUXILIARY BUILDING MISCELANEOUS DIRECT C	11-Feb-13	
L2AUXBLGMFM	FINISH- AUXILIARY BUILDING MISCELANEOUS DIRECT C		29-Sep-17
L2AUXBLGM	AUXILIARY BUILDING MISCELANEOUS DIRECT CRAFT	11-Feb-13	29-Sep-17
L2AUXHVACSM	START- AUXILIARY BUILDING HVAC	01-Jan-14	
L2AUXHVACFM	FINISH- AUXILIARY BUILDING HVAC		29-Sep-17
L2AUXHVAC	AUXILIARY BUILDING HVAC	01-Jan-14	29-Sep-17
L2AUXLBPISM	START- AUXILIARY BUILDING LARGE BORE PIPE	01-Jan-14	
L2AUXLBPIFM	FINISH- AUXILIARY BUILDING LARGE BORE PIPE		29-Dec-17
L2AUXLBPI	AUXILIARY BUILDING LARGE BORE PIPE	01-Jan-14	29-Dec-17
L2AUXLBSPSM	START- AUXILIARY BUILDING LARGE BORE SUPPORTS	04-Apr-14	
L2AUXLBSPFM	FINISH- AUXILIARY BUILDING LARGE BORE SUPPORTS		29-Dec-17
L2AUXLBSP	AUXILIARY BUILDING LARGE BORE SUPPORTS	04-Apr-14	29-Dec-17
L2AUXMECHSM	START- AUXILIARY BUILDING MECHANICAL EQUIPMENT	21-Nov-13	
L2AUXMECHFM	FINISH- AUXILIARY BUILDING MECHANICAL EQUIPMENT		30-Dec-16
L2AUXMECH	AUXILIARY BUILDING MECHANICAL EQUIPMENT	21-Nov-13	30-Dec-16
L2AUXSBPISM	START- AUXILIARY BUILDING SMALL BORE PIPE & SUP	01-Jan-14	
L2AUXSBPIFM	FINISH- AUXILIARY BUILDING SMALL BORE PIPE & SUP		29-Dec-17
L2AUXSBPI	AUXILIARY BUILDING SMALL BORE PIPE & SUPPORTS	01-Jan-14	29-Dec-17
L2AUXTUBESM	START- AUXILIARY BUILDING TUBING & INSTRUMENTS	01-Jul-16	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- AUXILIARY BUILDING FORMWORK
FINISH- AUXILIAI
AUXILIARY BUILI
BEGIN INSTALLATION OF MAIN CONTROL
BEGIN INSTALLATION OF REFUELING M
START- AUXILIARY BUILDING CONCRETE
FINISH- AUXIL
AUXILIARY BU
START- AUXILIARY BUILDING STEEL
FINISH- AUXILIARY
AUXILIARY BUILDIN
START- AUXILIARY BUILDING ARCHITECTUR
FINISH- AUXIL
AUXILIARY BU
START- AUXILIARY BUILDING MISCELANEOUS DIRECT C
FINISH- AUXIL
AUXILIARY BU
START- AUXILIARY BUILDING HVAC
FINISH- AUXIL
AUXILIARY BU
START- AUXILIARY BUILDING LARGE BORE PIPE
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDING LARGE BORE SUPPO
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDING MECHANICAL EQUIPMEN
FINISH- AUXILIARY BU
AUXILIARY BUILDING
START- AUXILIARY BUILDING SMALL BORE PIPE & SU
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDIN

Remaining Level of Effort | Remaining ...

Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 17 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2AUXTUBEM	FINISH- AUXILIARY BUILDING TUBING & INSTRUMENTS		29-Dec-17
L2AUXTUBE	AUXILIARY BUILDING TUBING & INSTRUMENTS	01-Jul-16	29-Dec-17
L2AUXINSUSM	START- AUXILIARY BUILDING INSULATION	03-Jul-15	
L2AUXINSUFM	FINISH- AUXILIARY BUILDING INSULATION		29-Dec-17
L2AUXINSU	AUXILIARY BUILDING INSULATION	03-Jul-15	29-Dec-17
L2AUXPANESM	START- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS	21-Nov-13	
L2AUXPANEFM	FINISH- AUXILIARY BUILDING PNLS, SW-GEAR & TRANS		30-Sep-15
L2AUXPANE	AUXILIARY BUILDING PNLS, SW-GEAR & TRANSFORMERS	21-Nov-13	30-Sep-15
L2AUXTRAYSM	START- AUXILIARY BUILDING CABLE TRAY	01-Jan-14	
L2AUXTRAYFM	FINISH- AUXILIARY BUILDING CABLE TRAY		28-Mar-17
L2AUXTRAY	AUXILIARY BUILDING CABLE TRAY	01-Jan-14	30-Dec-16
L2AUXCONDSM	START- AUXILIARY BUILDING CONDUIT	01-Jan-14	
L2AUXCONDFM	FINISH- AUXILIARY BUILDING CONDUIT		07-Apr-17
L2AUXCOND	AUXILIARY BUILDING CONDUIT	01-Jan-14	30-Dec-16
L2AUXPULLSM	START- AUXILIARY BUILDING CABLE PULLS	01-Oct-15	
L2AUXPULLFM	FINISH- AUXILIARY BUILDING CABLE PULLS		29-Sep-17
L2AUXPULL	AUXILIARY BUILDING CABLE PULLS	01-Oct-15	29-Sep-17
L2AUXTERMSM	START- AUXILIARY BUILDING CABLE TERMS	03-Oct-16	
L2AUXTERMFM	FINISH- AUXILIARY BUILDING CABLE TERMS		29-Dec-17
L2AUXTERM	AUXILIARY BUILDING CABLE TERMS	03-Oct-16	29-Dec-17
L2AUXSYSMSM	START- AUXILIARY BUILDING SYS MISCELANEOUS DIRE	01-Apr-14	
L2AUXSYSMFM	FINISH- AUXILIARY BUILDING SYS MISCELANEOUS DIRE		29-Sep-17
L2AUXSYSM	AUXILIARY BUILDING SYS MISCELANEOUS DIRECT CRAFT	01-Apr-14	29-Sep-17
TURBINE BUILDING		02-Aug-13	29-Dec-17
L2-TURBCSM	BEGIN INSTALLATION OF TURBINE CASING	05-Jun-15	
L2TURREBASM	START- TURBINE BUILDING REBAR	02-Aug-13	
L2TURREBAFM	FINISH- TURBINE BUILDING REBAR		29-Mar-17
L2TURREBA	TURBINE BUILDING REBAR	02-Aug-13	29-Mar-17
L2TURFORMSM	START- TURBINE BUILDING FORMWORK	02-Aug-13	
L2TURFORMFM	FINISH- TURBINE BUILDING FORMWORK		29-Dec-16
L2TURFORM	TURBINE BUILDING FORMWORK	02-Aug-13	29-Dec-16
L2TBCWSSM	BEGIN INSTALLATION OF CWS	20-May-14	
L2TBCONDSM	BEGIN SET & INSTALL CONDENSER	03-Dec-14	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDING INSULA
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDING PNLS, SW-GEAR & TRAN
FINISH- AUXILIARY BUILDING PNLS
AUXILIARY BUILDING PNLS, SW-GE
START- AUXILIARY BUILDING CABLE TRAY
FINISH- AUXILIARY
AUXILIARY BUILDING
START- AUXILIARY BUILDING CONDUIT
FINISH- AUXILIARY
AUXILIARY BUILDING
START- AUXILIARY BUILDING CABL
FINISH- AUXIL
AUXILIARY BU
START- AUXILIARY BUIL
FINISH- AU
AUXILIARY
START- AUXILIARY BUILDING SYS MISCELANEOUS
FINISH- AUXIL
AUXILIARY BU
BEGIN INSTALLATION OF TURBINE CA
START- TURBINE BUILDING REBAR
FINISH- TURBINE B
TURBINE BUILDING
START- TURBINE BUILDING FORMWORK
FINISH- TURBINE BUIL
TURBINE BUILDING F
BEGIN INSTALLATION OF CWS
BEGIN SET & INSTALL CONDENSER

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 18 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2TURBPEDSM	BEGIN INSTALLATION OF TURBINE PEDESTAL MODULE	22-Dec-14	
L2TBSTATORSM	BEGIN INSTALLATION OF STATOR	28-Mar-16	
L2TURCONCSM	START- TURBINE BUILDING CONCRETE	01-Nov-13	
L2TURCONCFM	FINISH- TURBINE BUILDING CONCRETE		30-Mar-17
L2TURCONC	TURBINE BUILDING CONCRETE	01-Nov-13	30-Mar-17
L2TURSTEESM	START- TURBINE BUILDING STEEL	12-Mar-14	
L2TURSTEEFM	FINISH- TURBINE BUILDING STEEL		28-Sep-17
L2TURSTEE	TURBINE BUILDING STEEL	12-Mar-14	28-Sep-17
L2TURARCHSM	START- TURBINE BUILDING ARCHITECTURAL	07-Oct-14	
L2TURARCHFM	FINISH- TURBINE BUILDING ARCHITECTURAL		29-Sep-17
L2TURARCH	TURBINE BUILDING ARCHITECTURAL	07-Oct-14	29-Sep-17
L2TURBLGMSM	START- TURBINE BUILDING MISCELANEOUS DIRECT CRA	02-Aug-13	
L2TURBLGMFM	FINISH- TURBINE BUILDING MISCELANEOUS DIRECT CRA		29-Sep-17
L2TURBLGM	TURBINE BUILDING MISCELLANEOUS DIRECT CRAFT	02-Aug-13	29-Sep-17
L2TURHVACSM	START- TURBINE BUILDING HVAC	02-Jul-14	
L2TURHVACFM	FINISH- TURBINE BUILDING HVAC		28-Sep-16
L2TURHVAC	TURBINE BUILDING HVAC	02-Jul-14	28-Sep-16
L2TURLBPISM	START- TURBINE BUILDING LARGE BORE PIPE	01-Jul-14	
L2TURLBPIFM	FINISH- TURBINE BUILDING LARGE BORE PIPE		29-Dec-17
L2TURLBPI	TURBINE BUILDING LARGE BORE PIPE	01-Jul-14	29-Dec-17
L2TURLBSPSM	START- TURBINE BUILDING LARGE BORE SUPPORTS	01-Jul-14	
L2TURLBSPFM	FINISH- TURBINE BUILDING LARGE BORE SUPPORTS		28-Dec-17
L2TURLBSP	TURBINE BUILDING LARGE BORE SUPPORTS	01-Jul-14	28-Dec-17
L2TURMECHSM	START- TURBINE BUILDING MECHANICAL EQUIPMENT	06-May-14	
L2TURMECHFM	FINISH- TURBINE BUILDING MECHANICAL EQUIPMENT		30-Nov-16
L2TURMECH	TURBINE BUILDING MECHANICAL EQUIPMENT	06-May-14	30-Nov-16
L2TURSBPISM	START- TURBINE BUILDING SMALL BORE PIPE & SUPPO	01-Jul-14	
L2TURSBPIFM	FINISH- TURBINE BUILDING SMALL BORE PIPE & SUPPO		28-Dec-17
L2TURSBPI	TURBINE BUILDING SMALL BORE PIPE & SUPPORTS	01-Jul-14	28-Dec-17
L2TURTUBESM	START- TURBINE BUILDING TUBING & INSTRUMENTS	01-Jul-16	
L2TURTUBEFM	FINISH- TURBINE BUILDING TUBING & INSTRUMENTS		29-Dec-17
L2TURTUBE	TURBINE BUILDING TUBING & INSTRUMENTS	01-Jul-16	29-Dec-17
L2TURINSUSM	START- TURBINE BUILDING INSULATION	01-Jul-15	

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
BEGIN INSTALLATION OF TURBINE PEDES
BEGIN INSTALLATION OF STA
START- TURBINE BUILDING CONCRETE
FINISH- TURBINE B
TURBINE BUILDING
START- TURBINE BUILDING STEEL
FINISH- TURB
TURBINE BUIL
START- TURBINE BUILDING ARCHITECTURAL
FINISH- TURB
TURBINE BUIL
START- TURBINE BUILDING MISCELANEOUS DIRECT CRA
FINISH- TURB
TURBINE BUIL
START- TURBINE BUILDING HVAC
FINISH- TURBINE BUILDI
TURBINE BUILDING HVA
START- TURBINE BUILDING LARGE BORE PIPE
FINISH- TU
TURBINE B
START- TURBINE BUILDING LARGE BORE SUPP
FINISH- TU
TURBINE B
START- TURBINE BUILDING MECHANICAL EQUIPM
FINISH- TURBINE BUIL
TURBINE BUILDING ME
START- TURBINE BUILDING SMALL BORE PIPE &
FINISH- TU
TURBINE B
START- TURBINE BUILDING
FINISH- TU
TURBINE B
START- TURBINE BUILDING INSULATI

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 19 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2		23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2TURINSUFM	FINISH- TURBINE BUILDING INSULATION		29-Dec-17
L2TURINSU	TURBINE BUILDING INSULATION	01-Jul-15	29-Dec-17
L2TURPANESM	START- TURBINE BUILDING PNLS, SW-GEAR & TRANSFO	01-Jul-14	
L2TURPANEFM	FINISH- TURBINE BUILDING PNLS, SW-GEAR & TRANSFO		17-Feb-16
L2TURPANE	TURBINE BUILDING PNLS, SW-GEAR & TRANSFORMERS	01-Jul-14	30-Sep-15
L2TURTRAYSM	START- TURBINE BUILDING CABLE TRAY	01-Apr-14	
L2TURTRAYFM	FINISH- TURBINE BUILDING CABLE TRAY		21-Dec-16
L2TURTRAY	TURBINE BUILDING CABLE TRAY	01-Apr-14	21-Dec-16
L2TURCONDSM	START- TURBINE BUILDING CONDUIT	01-Apr-14	
L2TURCONDFM	FINISH- TURBINE BUILDING CONDUIT		30-Dec-16
L2TURCOND	TURBINE BUILDING CONDUIT	01-Apr-14	30-Dec-16
L2TURPULLSM	START- TURBINE BUILDING CABLE PULLS	01-Apr-15	
L2TURPULLFM	FINISH- TURBINE BUILDING CABLE PULLS		29-Sep-17
L2TURPULL	TURBINE BUILDING CABLE PULLS	01-Apr-15	29-Sep-17
L2TURTERMSM	START- TURBINE BUILDING CABLE TERMS	03-Apr-17	
L2TURTERMFM	FINISH- TURBINE BUILDING CABLE TERMS		29-Dec-17
L2TURTERM	TURBINE BUILDING CABLE TERMS	03-Apr-17	29-Dec-17
L2TURSYSMSM	START- TURBINE BUILDING SYSTEM MISCELANEOUS DIR...	01-Jul-14	
L2TURSYSMFM	FINISH- TURBINE BUILDING SYSTEM MISCELANEOUS DIR...		28-Sep-17
L2TURSYSM	TURBINE BUILDING MISCELANEOUS DIRECT CRAFT	01-Jul-14	28-Sep-17
ANNEX BUILDING		18-Dec-13	30-Jun-17
L2ANNREBASM	START- ANNEX BUILDING REBAR	05-Mar-14	
L2ANNREBAFM	FINISH- ANNEX BUILDING REBAR		30-Dec-16
L2ANNREBA	ANNEX BUILDING REBAR	05-Mar-14	30-Dec-16
L2ANNFORMSM	START- ANNEX BUILDING FORMWORK	05-Mar-14	
L2ANNFORMFM	FINISH- ANNEX BUILDING FORMWORK		30-Jun-16
L2ANNFORM	ANNEX BUILDING FORMWORK	05-Mar-14	30-Jun-16
L2ANNCONCSM	START- ANNEX BUILDING CONCRETE	26-Mar-14	
L2ANNCONCFM	FINISH- ANNEX BUILDING CONCRETE		30-Jun-16
L2ANNCONC	ANNEX BUILDING CONCRETE	26-Mar-14	30-Jun-16
L2ANNSTEESM	START- ANNEX BUILDING STEEL	22-Jul-14	
L2ANNSTEEFM	FINISH- ANNEX BUILDING STEEL		30-Sep-16
L2ANNSTEE	ANNEX BUILDING STEEL	22-Jul-14	30-Sep-16

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
FINISH- TU
TURBINE B
START- TURBINE BUILDING PNLS, SW-GEAR & T
FINISH- TURBINE BUILDING PN
TURBINE BUILDING PNLS, SW-GEA
START- TURBINE BUILDING CABLE TRAY
FINISH- TURBINE BUIL
TURBINE BUILDING C
START- TURBINE BUILDING CONDUIT
FINISH- TURBINE BUIL
TURBINE BUILDING C
START- TURBINE BUILDING CABLE PULL
FINISH- TURB
TURBINE BUIL
START- TURBINE B
FINISH- TU
TURBINE B
START- TURBINE BUILDING SYSTEM MISCELAN
FINISH- TURB
TURBINE BUIL
START- ANNEX BUILDING REBAR
FINISH- ANNEX BUILD
ANNEX BUILDING REE
START- ANNEX BUILDING FORMWORK
FINISH- ANNEX BUILDING F
ANNEX BUILDING FORMWO
START- ANNEX BUILDING CONCRETE
FINISH- ANNEX BUILDING C
ANNEX BUILDING CONCRE
START- ANNEX BUILDING STEEL
FINISH- ANNEX BUILDIN
ANNEX BUILDING STEEL

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 20 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2ANNARCHSM	START- ANNEX BUILDING ARCHITECTURAL	03-Feb-15	
L2ANNARCHFM	FINISH- ANNEX BUILDING ARCHITECTURAL		30-Sep-15
L2ANNARCH	ANNEX BUILDING ARCHITECTURAL	03-Feb-15	30-Sep-15
L2ANNBLGMSM	START- ANNEX BUILDING MISCELANEOUS DIRECT CRAFT	18-Dec-13	
L2ANNBLGMFM	FINISH- ANNEX BUILDING MISCELANEOUS DIRECT CRAFT		30-Sep-16
L2ANNBLGM	ANNEX BUILDING MISCELANEOUS DIRECT CRAFT	18-Dec-13	30-Sep-16
L2ANNHVACSM	START- ANNEX BUILDING HVAC	01-Oct-14	
L2ANNHVACFM	FINISH- ANNEX BUILDING HVAC		30-Jun-16
L2ANNHVAC	ANNEX BUILDING HVAC	01-Oct-14	30-Jun-16
L2ANNLBPISM	START- ANNEX BUILDING LARGE BORE PIPE	01-Jul-14	
L2ANNLBPIFM	FINISH- ANNEX BUILDING LARGE BORE PIPE		30-Jun-16
L2ANNLBPI	ANNEX BUILDING LARGE BORE PIPE	01-Jul-14	30-Jun-16
L2ANNLBSPSM	START- ANNEX BUILDING LARGE BORE SUPPORTS	01-Jul-14	
L2ANNLBSPFM	FINISH- ANNEX BUILDING LARGE BORE SUPPORTS		30-Jun-16
L2ANNLBSP	ANNEX BUILDING LARGE BORE SUPPORTS	01-Jul-14	30-Jun-16
L2ANNMECHSM	START- ANNEX BUILDING MECHANICAL EQUIPMENT	05-Mar-15	
L2ANNMECHFM	FINISH- ANNEX BUILDING MECHANICAL EQUIPMENT		30-Sep-15
L2ANNMECH	ANNEX BUILDING MECHANICAL EQUIPMENT	11-Mar-15	30-Sep-15
L2ANNSBPISM	START- ANNEX BUILDING SMALL BORE PIPE & SUPPORT	01-Oct-14	
L2ANNSBPIFM	FINISH- ANNEX BUILDING SMALL BORE PIPE & SUPPORT		30-Jun-16
L2ANNSBPI	ANNEX BUILDING SMALL BORE PIPE & SUPPORTS	01-Oct-14	30-Jun-16
L2ANNTUBESM	START- ANNEX BUILDING TUBING & INSTRUMENTS	02-Oct-15	
L2ANNTUBEFM	FINISH- ANNEX BUILDING TUBING & INSTRUMENTS		30-Jun-16
L2ANNTUBE	ANNEX BUILDING TUBING & INSTRUMENTS	02-Oct-15	30-Jun-16
L2ANNINSUSM	START- ANNEX BUILDING INSULATION	02-Nov-15	
L2ANNINSUFM	FINISH- ANNEX BUILDING INSULATION		31-Mar-16
L2ANNINSU	ANNEX BUILDING INSULATION	02-Nov-15	31-Mar-16
L2ANNPANESM	START- ANNEX BUILDING PANELS, SWITCHGEAR & TRAN	01-Jul-14	
L2ANNPANEFM	FINISH- ANNEX BUILDING PANELS, SWITCHGEAR & TRAN		30-Sep-15
L2ANNPANE	ANNEX BUILDING PANELS, SWITCHGEAR & TRANSFORME...	01-Jul-14	30-Sep-15
L2ANNTRAYSM	START- ANNEX BUILDING CABLE TRAY	01-Oct-14	
L2ANNTRAYFM	FINISH- ANNEX BUILDING CABLE TRAY		31-Dec-15
L2ANNTRAY	ANNEX BUILDING CABLE TRAY	01-Oct-14	31-Dec-15

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- ANNEX BUILDING ARCHITECTURA
FINISH- ANNEX BUILDING ARCHITE
ANNEX BUILDING ARCHITECTURAL
START- ANNEX BUILDING MISCELANEOUS DIRECT CR
FINISH- ANNEX BUILDING
ANNEX BUILDING MISCE
START- ANNEX BUILDING HVAC
FINISH- ANNEX BUILDING H
ANNEX BUILDING HVAC
START- ANNEX BUILDING LARGE BORE PIPE
FINISH- ANNEX BUILDING L
ANNEX BUILDING LARGE B
START- ANNEX BUILDING LARGE BORE SUPPOR
FINISH- ANNEX BUILDING L
ANNEX BUILDING LARGE B
START- ANNEX BUILDING MECHANICAL E
FINISH- ANNEX BUILDING MECHAN
ANNEX BUILDING MECHANICAL EQ
START- ANNEX BUILDING SMALL BORE PIPE
FINISH- ANNEX BUILDING S
ANNEX BUILDING SMALL B
START- ANNEX BUILDING TUBING
FINISH- ANNEX BUILDING T
ANNEX BUILDING TUBING &
START- ANNEX BUILDING INSULAT
FINISH- ANNEX BUILDING INS
ANNEX BUILDING INSULATION
START- ANNEX BUILDING PANELS, SWITCHGEA
FINISH- ANNEX BUILDING PANELS,
ANNEX BUILDING PANELS, SWITCH
START- ANNEX BUILDING CABLE TRAY
FINISH- ANNEX BUILDING CABLE
ANNEX BUILDING CABLE TRAY

Remaining Level of Effort | Remaining ...
Actual Work | Critical Re...

TASK filter: LEVEL 2 3 FILTER 2.

(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 21 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2ANNCONDSM	START- ANNEX BUILDING CONDUIT	14-Aug-14	
L2ANNCONDFM	FINISH- ANNEX BUILDING CONDUIT		30-Dec-16
L2ANNCOND	ANNEX BUILDING CONDUIT	14-Aug-14	30-Dec-16
L2ANNPULLSM	START- ANNEX BUILDING CABLE PULLS	01-Jul-15	
L2ANNPULLFM	FINISH- ANNEX BUILDING CABLE PULLS		15-Dec-16
L2ANNPULL	ANNEX BUILDING CABLE PULLS	01-Jul-15	30-Sep-16
L2ANNTERMSM	START- ANNEX BUILDING CABLE TERMS	01-Jul-16	
L2ANNTERMFM	FINISH- ANNEX BUILDING CABLE TERMS		31-Mar-17
L2ANNTERM	ANNEX BUILDING CABLE TERMS	01-Jul-16	31-Mar-17
L2ANNSYSMSM	START- ANNEX BUILDING SYSTEM MISCELANEOUS DIREC	01-Oct-14	
L2ANNSYSMFM	FINISH- ANNEX BUILDING SYSTEM MISCELANEOUS DIREC		30-Jun-17
L2ANNSYSM	ANNEX BUILDING SYSTEM MISCELANEOUS DIRECT CRAFT	01-Oct-14	30-Jun-17
RADWASTE BUILDING		01-Oct-15	31-Mar-17
L2RADREBASM	START- RADWASTE BUILDING REBAR	01-Oct-15	
L2RADREBAFM	FINISH- RADWASTE BUILDING REBAR		31-Mar-16
L2RADREBA	RADWASTE BUILDING REBAR	01-Oct-15	31-Mar-16
L2RADFORMSM	START- RADWASTE BUILDING FORMWORK	01-Oct-15	
L2RADFORMFM	FINISH- RADWASTE BUILDING FORMWORK		31-Mar-16
L2RADFORM	RADWASTE BUILDING FORMWORK	01-Oct-15	31-Mar-16
L2RADCONCSM	START- RADWASTE BUILDING CONCRETE	01-Oct-15	
L2RADCONCFM	FINISH- RADWASTE BUILDING CONCRETE		30-Jun-16
L2RADCONC	RADWASTE BUILDING CONCRETE	01-Oct-15	30-Jun-16
L2RADSTEESM	START- RADWASTE BUILDING STEEL	01-Oct-15	
L2RADSTEEFM	FINISH- RADWASTE BUILDING STEEL		30-Jun-16
L2RADSTEE	RADWASTE BUILDING STEEL	01-Oct-15	30-Jun-16
L2RADARCHSM	START- RADWASTE BUILDING ARCHITECTURAL	16-Mar-16	
L2RADARCHFM	FINISH- RADWASTE BUILDING ARCHITECTURAL		30-Dec-16
L2RADARCH	RADWASTE BUILDING ARCHITECTURAL	16-Mar-16	30-Dec-16
L2RADBLGMSM	START- RADWASTE BUILDING MISCELANEOUS DIRECT CR	01-Jan-16	
L2RADBLGMFM	FINISH- RADWASTE BUILDING MISCELANEOUS DIRECT CR		31-Mar-17
L2RADBLGM	RADWASTE BUILDING MISCELLANEOUS DIRECT CRAFT	01-Jan-16	31-Mar-17
L2RADHVACSM	START- RADWASTE BUILDING HVAC	01-Apr-16	
L2RADHVACFM	FINISH- RADWASTE BUILDING HVAC		31-Mar-17

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- ANNEX BUILDING CONDUIT
FINISH- ANNEX BUILD
ANNEX BUILDING COI
START- ANNEX BUILDING CABLE PUL
FINISH- ANNEX BUILDI
ANNEX BUILDING CABLE
START- ANNEX BUILDING C
FINISH- ANNEX BUI
ANNEX BUILDING C
START- ANNEX BUILDING SYSTEM MISCELAN
FINISH- ANNEX E
ANNEX BUILDIN
START- RADWASTE BUILDING REB
FINISH- RADWASTE BUILDING
RADWASTE BUILDING REBAR
START- RADWASTE BUILDING FOR
FINISH- RADWASTE BUILDING
RADWASTE BUILDING FORMV
START- RADWASTE BUILDING CON
FINISH- RADWASTE BUILDI
RADWASTE BUILDING CON
START- RADWASTE BUILDING STE
FINISH- RADWASTE BUILDI
RADWASTE BUILDING STEI
START- RADWASTE BUILDING
FINISH- RADWASTE B
RADWASTE BUILDING
START- RADWASTE BUILDING M
FINISH- RADWASTE
RADWASTE BUILDI
START- RADWASTE BUILDING
FINISH- RADWASTE

Remaining Level of Effort	Remaining ...		TASK filter: LEVEL 2 3 FILTER 2.
Actual Work	Critical Re...		(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 22 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2RADHVAC	RADWASTE BUILDING HVAC	01-Apr-16	31-Mar-17
L2RADLBPISM	START- RADWASTE BUILDING LARGE BORE PIPE	01-Jan-16	
L2RADLBPIFM	FINISH- RADWASTE BUILDING LARGE BORE PIPE		31-Mar-17
L2RADLBPI	RADWASTE BUILDING LARGE BORE PIPE	01-Jan-16	31-Mar-17
L2RADLBSPSM	START- RADWASTE BUILDING LARGE BORE SUPPORTS	01-Jan-16	
L2RADLBSPFM	FINISH- RADWASTE BUILDING LARGE BORE SUPPORTS		31-Mar-17
L2RADLBSP	RADWASTE BUILDING LARGE BORE SUPPORTS	01-Jan-16	31-Mar-17
L2RADMECHSM	START- RADWASTE BUILDING MECHANICAL EQUIPMENT	12-Jan-16	
L2RADMECHFM	FINISH- RADWASTE BUILDING MECHANICAL EQUIPMENT		25-Jul-16
L2RADMECH	RADWASTE BUILDING MECHANICAL EQUIPMENT	12-Jan-16	28-Jun-16
L2RADSBPISM	START- RADWASTE BUILDING SMALL BORE PIPE & SUPP	01-Jan-16	
L2RADSBPIFM	FINISH- RADWASTE BUILDING SMALL BORE PIPE & SUPP		31-Mar-17
L2RADSBPI	RADWASTE BUILDING SMALL BORE PIPE & SUPPORTS	01-Jan-16	31-Mar-17
L2RADTUBESM	START- RADWASTE BUILDING TUBING & INSTRUMENTS	01-Jul-16	
L2RADTUBEFM	FINISH- RADWASTE BUILDING TUBING & INSTRUMENTS		23-Mar-17
L2RADTUBE	RADWASTE BUILDING TUBING & INSTRUMENTS	01-Jul-16	28-Feb-17
L2RADINSUSM	START- RADWASTE BUILDING INSULATION	01-Jul-16	
L2RADINSUFM	FINISH- RADWASTE BUILDING INSULATION		31-Mar-17
L2RADINSU	RADWASTE BUILDING INSULATION	01-Jul-16	31-Mar-17
L2RADPANESM	START- RADWASTE BUILDING PNLS, SW-GEAR & TRANSF	01-Apr-16	
L2RADPANEFM	FINISH- RADWASTE BUILDING PNLS, SW-GEAR & TRANSF		30-Jun-16
L2RADPANE	RADWASTE BUILDING PNLS, SW-GEAR & TRANSFORMERS	01-Apr-16	30-Jun-16
L2RADTRAYSM	START- RADWASTE BUILDING CABLE TRAY	01-Jan-16	
L2RADTRAYFM	FINISH- RADWASTE BUILDING CABLE TRAY		30-Sep-16
L2RADTRAY	RADWASTE BUILDING CABLE TRAY	01-Jan-16	30-Sep-16
L2RADCONDSM	START- RADWASTE BUILDING CONDUIT	01-Jan-16	
L2RADCONDFM	FINISH- RADWASTE BUILDING CONDUIT		30-Sep-16
L2RADCOND	RADWASTE BUILDING CONDUIT	01-Jan-16	30-Sep-16
L2RADPULLSM	START- RADWASTE BUILDING CABLE PULLS	01-Jul-16	
L2RADPULLFM	FINISH- RADWASTE BUILDING CABLE PULLS		28-Feb-17
L2RADPULL	RADWASTE BUILDING CABLE PULLS	01-Jul-16	28-Feb-17
L2RADTERMSM	START- RADWASTE BUILDING CABLE TERMS	03-Oct-16	
L2RADTERMFM	FINISH- RADWASTE BUILDING CABLE TERMS		31-Mar-17

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
RADWASTE BUILDI
START- RADWASTE BUILDING L
FINISH- RADWASTE
RADWASTE BUILDI
START- RADWASTE BUILDING L
FINISH- RADWASTE
RADWASTE BUILDI
START- RADWASTE BUILDING M
FINISH- RADWASTE BUILD
RADWASTE BUILDING MEC
START- RADWASTE BUILDING S
FINISH- RADWASTE
RADWASTE BUILDI
START- RADWASTE BUILDI
FINISH- RADWASTE
RADWASTE BUILDIN
START- RADWASTE BUILDI
FINISH- RADWASTE
RADWASTE BUILDI
START- RADWASTE BUILDING
FINISH- RADWASTE BUILDI
RADWASTE BUILDING PNL
START- RADWASTE BUILDING C
FINISH- RADWASTE BUIL
RADWASTE BUILDING C
START- RADWASTE BUILDING C
FINISH- RADWASTE BUIL
RADWASTE BUILDING C
START- RADWASTE BUILDI
FINISH- RADWASTE
RADWASTE BUILDIN
START- RADWASTE BUI
FINISH- RADWASTE

Legend		TASK filter: LEVEL 2 3 FILTER 2.
Remaining Level of Effort	Remaining ...	(c) Primavera Systems, Inc.
Actual Work	Critical Re...	

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 23 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07	
Activity ID	**Activity Name**	**Early Start**	**Early Finish**
L2RADTERM	RADWASTE BUILDING CABLE TERMS	03-Oct-16	31-Mar-17
L2RADSYSMSM	START- RADWASTE BUILDING SYS MISCELANEOUS DIREC	01-Jan-16	
L2RADSYSMFM	FINISH- RADWASTE BUILDING SYS MISCELANEOUS DIREC		31-Mar-17
L2RADSYSM	RADWASTE BUILDING SYS MISCELANEOUS DIRECT CRAFT	01-Jan-16	31-Mar-17
DIESEL GENERATOR BUILDING		01-Oct-15	31-Mar-17
L2DIESELSM	BEGIN INSTALLATION OF DIESEL GENERATOR	08-Mar-16	
L2DGREBASM	START- DIESEL GENERATOR BUILDING REBAR	01-Oct-15	
L2DGREBAFM	FINISH- DIESEL GENERATOR BUILDING REBAR		30-Jun-16
L2DGREBA	DIESEL GENERATOR BUILDING REBAR	01-Oct-15	30-Jun-16
L2DGFORMSM	START- DIESEL GENERATOR BUILDING FORMWORK	01-Oct-15	
L2DGFORMFM	FINISH- DIESEL GENERATOR BUILDING FORMWORK		30-Jun-16
L2DGFORM	DIESEL GENERATOR BUILDING FORMWORK	01-Oct-15	30-Jun-16
L2DGCONCSM	START- DIESEL GENERATOR BUILDING CONCRETE	01-Oct-15	
L2DGCONCFM	FINSIH- DIESEL GENERATOR BUILDING CONCRETE		30-Jun-16
L2DGCONC	DIESEL GENERATOR BUILDING CONCRETE	01-Oct-15	30-Jun-16
L2DGSTEESM	START- DIESEL GENERATOR BUILDING STEEL	10-Nov-15	
L2DGSTEEFM	FINISH- DIESEL GENERATOR BUILDING STEEL		30-Sep-16
L2DGSTEE	DIESEL GENERATOR BUILDING STEEL	10-Nov-15	30-Sep-16
L2DGARCHSM	START- DIESEL GENERATOR BUILDING ARCHITECTURAL	08-Apr-16	
L2DGARCHFM	FINISH- DIESEL GENERATOR BUILDING ARCHITECTURAL		29-Dec-16
L2DGARCH	DIESEL GENERATOR BUILDING ARCHITECTURAL	08-Apr-16	29-Dec-16
L2DGBLGMSM	START- DIESEL GENERATOR BLDG MISCELANEOUS DIREC	01-Jan-16	
L2DGBLGMFM	FINISH- DIESEL GENERATOR BLDG MISCELANEOUS DIREC		28-Mar-17
L2DGBLGM	DIESEL GENERATOR BLDG MISCELANEOUS DIRECT CRAFT	01-Jan-16	28-Mar-17
L2DGHVACSM	START- DIESEL GENERATOR BUILDING HVAC	01-Jan-16	
L2DGHVACFM	FINISH- DIESEL GENERATOR BUILDING HVAC		30-Sep-16
L2DGHVAC	DIESEL GENERATOR BUILDING HVAC	01-Jan-16	30-Sep-16
L2DGLBPISM	START- DIESEL GENERATOR BUILDING LARGE BORE PIPE	01-Jan-16	
L2DGLBPIFM	FINISH-DIESEL GENERATOR BUILDING LARGE BORE PIPE		31-Mar-17
L2DGLBPI	DIESEL GENERATOR BUILDING LARGE BORE PIPE	01-Jan-16	31-Mar-17
L2DGLBSPSM	START- DIESEL GENERATOR BUILDING LARGE BORE SUP	01-Apr-16	
L2DGLBSPFM	FINISH- DIESEL GENERATOR BUILDING LARGE BORE SUP		31-Mar-17
L2DGLBSP	DIESEL GENERATOR BUILDING LARGE BORE SUPPORTS	01-Apr-16	31-Mar-17

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
RADWASTE BUILDI
START- RADWASTE BUILDING S
FINISH- RADWASTE
RADWASTE BUILDI
BEGIN INSTALLATION OF DIES
START- DIESEL GENERATOR BUILI
FINISH- DIESEL GENERATO
DIESEL GENERATOR BUILI
START- DIESEL GENERATOR BUILI
FINISH- DIESEL GENERATO
DIESEL GENERATOR BUILI
START- DIESEL GENERATOR BUILI
FINSIH- DIESEL GENERATO
DIESEL GENERATOR BUILI
START- DIESEL GENERATOR BUIL
FINISH- DIESEL GENERA
DIESEL GENERATOR BU
START- DIESEL GENERATOR
FINISH- DIESEL GENE
DIESEL GENERATOR
START- DIESEL GENERATOR BL
FINISH- DIESEL GE
DIESEL GENERATO
START- DIESEL GENERATOR BU
FINISH- DIESEL GENERA
DIESEL GENERATOR BU
START- DIESEL GENERATOR BU
FINISH-DIESEL GEN
DIESEL GENERATO
START- DIESEL GENERATOR
FINISH- DIESEL GE
DIESEL GENERATO

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Actual Work | Critical Re...

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(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 24 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2DGMECHSM	START- DIESEL GENERATOR BUILDING MECHANICAL EQU	01-Jan-16	
L2DGMECHFM	FINISH- DIESEL GENERATOR BUILDING MECHANICAL EQU		30-Jun-16
L2DGMECH	DIESEL GENERATOR BUILDING MECHANICAL EQUIPMENT	01-Jan-16	30-Jun-16
L2DGSBPISM	START- DIESEL GEN BUILDING SMALL BORE PIPE & SU	01-Jan-16	
L2DGSBPIFM	FINISH- DIESEL GEN BUILDING SMALL BORE PIPE & SU		31-Mar-17
L2DGSBPI	DIESEL GEN BUILDING SMALL BORE PIPE & SUPPORTS	01-Jan-16	31-Mar-17
L2DGTUBESM	START- DIESEL GENERATOR BUILDING TUBING & INSTR	03-Oct-16	
L2DGTUBEFM	FINISH- DIESEL GENERATOR BUILDING TUBING & INSTR		30-Mar-17
L2DGTUBE	DIESEL GENERATOR BUILDING TUBING & INSTRUMENTS	03-Oct-16	30-Mar-17
L2DGINSUSM	START- DIESEL GENERATOR BUILDING INSULATION	01-Apr-16	
L2DGINSUFM	FINISH- DIESEL GENERATOR BUILDING INSULATION		30-Dec-16
L2DGINSU	DIESEL GENERATOR BUILDING INSULATION	01-Apr-16	30-Dec-16
L2DGPANESM	START- DIESEL GEN BUILDING PNLS, SW-GEAR & TRAN	01-Jan-16	
L2DGPANEFM	FINISH- DIESEL GEN BUILDING PNLS, SW-GEAR & TRAN		30-Jun-16
L2DGPANE	DIESEL GEN BUILDING PNLS, SW-GEAR & TRANSFORMERS	01-Jan-16	30-Jun-16
L2DGTRAYSM	START- DIESEL GENERATOR BUILDING CABLE TRAY	01-Jan-16	
L2DGTRAYFM	FINISH- DIESEL GENERATOR BUILDING CABLE TRAY		30-Sep-16
L2DGTRAY	DIESEL GENERATOR BUILDING CABLE TRAY	01-Jan-16	30-Sep-16
L2DGCONDSM	START- DIESEL GENERATOR BUILDING CONDUIT	01-Jan-16	
L2DGCONDFM	FINISH- DIESEL GENERATOR BUILDING CONDUIT		30-Sep-16
L2DGCOND	DIESEL GENERATOR BUILDING CONDUIT	01-Jan-16	30-Sep-16
L2DGPULLSM	START- DIESEL GENERATOR BUILDING CABLE PULLS	03-Oct-16	
L2DGPULLFM	FINISH- DIESEL GENERATOR BUILDING CABLE PULLS		31-Mar-17
L2DGPULL	DIESEL GENERATOR BUILDING CABLE PULLS	03-Oct-16	31-Mar-17
L2DGTERMSM	START- DIESEL GENERATOR BUILDING CABLE TERMS	10-Oct-16	
L2DGTERMFM	FINISH- DIESEL GENERATOR BUILDING CABLE TERMS		31-Mar-17
L2DGTERM	DIESEL GENERATOR BUILDING CABLE TERMS	10-Oct-16	31-Mar-17
L2DGSYSMSM	START- DIESEL GEN BLDG SYS MISCELANEOUS DIRECT	01-Jan-16	
L2DGSYSMFM	FINISH- DIESEL GEN BLDG SYS MISCELANEOUS DIRECT		30-Mar-17
L2DGSYSM	DIESEL GEN BLDG SYS MISCELANEOUS DIRECT CRAFT	01-Jan-16	30-Mar-17
TESTING & START UP		07-Dec-15	31-Dec-18
L2CONSTEST	CONSTRUCTION TESTING	07-Dec-15	18-Jan-18
L2PREOTEST	SYSTEM PREOPERABILITY & STARTUP TESTING SUPPORT	12-Dec-16	31-Dec-18

Quarter
-5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
START- DIESEL GENERATOR BU
FINISH- DIESEL GENERATO
DIESEL GENERATOR BUILD
START- DIESEL GEN BUILDING S
FINISH- DIESEL GE
DIESEL GEN BUILD
START- DIESEL GENERA
FINISH- DIESEL GE
DIESEL GENERATO
START- DIESEL GENERATOR
FINISH- DIESEL GENE
DIESEL GENERATOR
START- DIESEL GEN BUILDING F
FINISH- DIESEL GEN BUILD
DIESEL GEN BUILDING PNL
START- DIESEL GENERATOR BU
FINISH- DIESEL GENERA
DIESEL GENERATOR BU
START- DIESEL GENERATOR BU
FINISH- DIESEL GENERA
DIESEL GENERATOR BU
START- DIESEL GENERA
FINISH- DIESEL GE
DIESEL GENERATO
START- DIESEL GENERA
FINISH- DIESEL GE
DIESEL GENERATO
START- DIESEL GEN BLDG SYS
FINISH- DIESEL GE
DIESEL GEN BLDG
CONSTRU

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(c) Primavera Systems, Inc

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E Attachment

Page 25 of 25

SCEG " VCSummer Unit 2" Construction Last Updated from	Level 2	23-Apr-08 16:07

Activity ID	Activity Name	Early Start	Early Finish
L2ENRGIZESM	BEGIN ENERGIZE PLANT	28-Jan-16	
L2ECSSM	BEGIN ECS PERM POWER	25-Jul-16	
L2COLDHYDSM	BEGIN COLD HYDRO	22-Dec-17	
L2ILRTSM	BEGIN ILRT	06-Mar-18	
L250POWERSM	BEGIN 50% POWER	05-Oct-18	
L2100POWERSM	BEGIN 100% POWER	29-Oct-18	
L2100HOURSM	BEGIN 100 HOUR PERFORMANCE	14-Dec-18	
L2CONSTESM	START- CONSTRUCTION TESTING	07-Dec-15	
L2PREOTESM	START- STARTUP TESTING SUPPORT	12-Dec-16	
L2CONSTEFM	FINISH- CONSTRUCTION TESTING		18-Jan-18
L2PREOTEFM	FINISH- STARTUP TESTING SUPPORT		31-Dec-18

Quarter: -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

◆ BEGIN ENERGIZE PLANT
◆ BEGIN ECS PERM POWER
◆ BEGIN COL
◆ BEGIN ILF
◆ BE(
◆ BE
◆ B
◆ START- CONSTRUCTION TESTIN(
◆ START- STARTUP TES
◆ FINISH- CC
◆ F

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(c) Primavera Systems, Inc.

Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT F-1
Milestone Payment Schedule

This Exhibit F-1 provides the Payment Schedules for the Fixed Price and the Firm Price portions of the Agreement. These payments will be invoiced in accordance with the provisions of Article 8 – Payments, Exhibit H - Pricing and Exhibit J- Price Adjustment Provisions.

Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

The Westinghouse Phase 1A work with a value of $1.1 million and the Stone & Webster Phase 1A Work with a value of $9 million were paid under separate agreements. These amounts are included in Exhibit H - Pricing but are not included in any of the below payment schedule tables.

Milestone Payment Schedules will be revisited, once the Project Schedule is completed, to set the payments to the appropriate set of Milestones reflecting the Work associated with the payments, by November 30, 2008.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

F.1    Fixed Price and Firm Price Payments

F.1.1    Westinghouse Equipment Milestone Payments

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-08	RCP	Issue LLM PO to Fabricator - Units 2 and 3	$6,680,000	$6,680,000	Handy
Apr-08	S/G	Issue LLM PO To Fabricator for Unit 2 & 3	$6,177,618	$6,177,618	Fixed 0%/year
Apr-08	RVI	Issue LLM PO To Fabricator - Units 2 and 3	$3,521,991		Fixed 0%/year
Apr-08	RV	Issue LLM PO To Fabricator - Units 2 and 3	$1,212,714	$1,212,714	Fixed 0%/year
Apr-08	Squib Valves	Issue PO to Fabricator - Units 2 and 3 - first payment	$611,904	$611,904	Fixed 0%/year
Apr-08	Passive RHR Hx	Issue PO to Fabricator - Units 2 & 3 first payment	$246,870	$246,870	Fixed 0%/year
Apr-08	CMT	Issue PO to Fabricator - Units 2 & 3	$1,637,100	$1,637,100	Handy
Apr-08	ACT	Issue PO to Fabricator - Units 2 and 3	$958,100	$958,100	Handy
Apr-08	RCL Pipe	Issue PO to Fabricator - Units 2 and 3 - first payment	$2,725,000	$2,725,000	Fixed 0%/year
Apr-08	IHP	Issue PO to Fabricator - Units 2 and 3 - first payment	$675,000	$675,000	Fixed 0%/year
Apr-08	Pressurizer	Issue PO to Fabricator - Units 2 and 3	$308,000	$308,000	Fixed 0%/year
Apr-08	CRDMs	Issue PO for LLM to Fabricator - Units 2 and 3 - first payment	$677,450	$677,450	Fixed 0%/year
Jul-08	RCP	Issue RCP Casing PO by Fabricator - Units 2 and 3	$6,816,765	$6,816,765	Handy
Jul-08	VFD	Issue PO to Fabricator - Units 2 and 3	$552,862	$552,862	Handy
Jul-08	I&C/Simulator	Place Notice to Proceed - Units 2 and 3	$13,360,627	$13,360,627	Fixed 6.5%/year
Jul-08	I&C/Simulator	Issue PO - Simulator	$4,088,027		Fixed 6.5%/year
Jul-08	Project	Design Finalization Payment 1	$3,281,250		Fixed 0%/year
Aug-08	VFD	Issue Transformer PO by Fabricator - Units 2 and 3	$1,382,156	$1,382,156	Handy
Sep-08	S/G	Issue Final PO To Fabricator for Unit 2 & 3	$10,486,734	$10,486,734	Fixed 0%/year
Sep-08	RVI	Issue Final PO To Fabricator - Units 2 and 3	$2,391,145	$2,391,145	Fixed 0%/year
Sep-08	RV	Issue Final PO To Fabricator - Units 2 and 3	$3,705,520	$3,705,520	Fixed 0%/year
Oct-08	CMT	Material PO Issue - Units 2 & Unit 3	$3,851,370	$3,851,370	Handy
Oct-08	ACT	Issue Material PO - Units 2 & Unit 3	$979,695	$979,695	Handy
Oct-08	Pressurizer	Issue LLM PO - Units 2 and 3	$1,254,819	$1,254,819	Fixed 0%/year
Oct-08	RCL Pipe	Issue PO to Fabricator - Units 2 and 3 - second payment	$3,055,567	$3,055,567	Fixed 0%/year
Oct-08	IHP	Issue PO to Fabricator - Units 2 and 3 - second payment	$687,503	$687,503	Fixed 0%/year

Oct-08	Project	Design Finalization Payment 2	$3,281,250		Fixed 0%/year
Oct-08	CRDMs	Issue PO for LLM to Fabricator - Units 2 and 3 - second payment	$690,049	$690,049	Fixed 0%/year
Oct-08	Passive RHR Hx	Issue PO to Fabricator - Units 2 & 3 second payment	$483,268	$483,268	Fixed 0%/year
Nov-08	S/G	Issue SG Tubing PO for Unit 2 & 3	$16,778,776	$16,778,776	Fixed 0%/year
Jan-09	RCP	Issue Final PO to Fabricator - Units 2 and 3	$3,408,382	$3,408,382	Handy
Jan-09	IHP	Issue PO for LLM - Units 2 and 3	$458,335	$458,335	Fixed 0%/year
Jan-09	Project	Design Finalization Payment 3	$3,281,250		Fixed 0%/year
Feb-09	RCP	Issue LLM Lot 1 PO by Fabricator - Units 2 and 3	$3,408,382	$3,408,382	Handy
Mar-09	ACT	Receipt of First Lot of LLM Material - Unit 2	$732,700		Handy
Mar-09	ACT	Receipt of First Lot of LLM Material - Unit 3		$732,700	Handy
Apr-09	T/G	Issue PO to Fabricator - Units 2 and 3	$35,000,000	$35,000,000	Fixed 5.2%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-09	Main Transformers	Issue PO to Fabricator - Units 2 & 3	$1,600,000	$1,600,000	Handy
Apr-09	Project	Design Finalization Payment 4	$3,281,250		Fixed 0%/year
May-09	Squib Valves	Issue PO to Fabricator - Units 2 and 3 - second payment	$1,913,290	$1,913,290	Fixed 0%/year
Jun-09	RCP	Initiate Casing Manufacturing - Units 2 and 3	$1,360,716	$1,360,716	Handy
Jun-09	CMT	Receipt of Material - Lower Head - Unit 2	$1,429,378		Handy
Jun-09	CMT	Receipt of Material - Lower Head - Unit 3		$1,429,378	Handy
Jul-09	Project	Design Finalization Payment 5	$3,281,250		Fixed 0%/year
Aug-09	RCP	Issue LLM Lot 2 PO by Fabricator - Units 2 and 3	$3,401,790	$3,401,790	Handy
Aug-09	Passive RHR Hx	Issue Forgings PO - Unit 2 & Unit 3	$1,224,518	$1,224,518	Fixed 0%/year
Sep-09	Royalties	Non NuStart Royalties	$9,450,000		Fixed 0%/year
Sep-09	T/G	Issue PO for Condenser Material - Unit 2	$45,000,000		Fixed 5.2%/year
Oct-09	Project	Design Finalization Payment 6	$3,281,250		Fixed 0%/year
Dec-09	RV	Receipt at Fabricator - Flange Nozzle Shell Forging Unit 2	$3,705,439		Fixed 0%/year
Dec-09	I&C/Simulator	Issue PO to Subvendors for Unit 2 Rad Monitor Sys	$4,317,542		Fixed 6.5%/year
Dec-09	I&C/Simulator	Issue PO to Subvendor for Unit 3 Rad Monitor Sys		$3,085,322	Fixed 6.5%/year
Jan-10	RVI	Receipt of Core Shroud Material - Unit 2	$2,391,145	$2,391,145	Fixed 0%/year
Jan-10	IHP	Receipt of Insulation Support and Seismic Support Plate - Unit 2	$916,670		Fixed 0%/year
Jan-10	Project	Design Finalization Payment 7	$3,281,250		Fixed 0%/year
Feb-10	RCP	Receipt of LLM - Lot 1	$6,816,765		Handy
Feb-10	T/G	Issue PO for MSR/FWH Material - Unit 2	$30,000,000		Fixed 5.2%/year
Mar-10	CMT	Completion of Lower Head Fabrication - Unit 2	$408,904		Handy
Mar-10	RCL Pipe	Acceptance of Raw Material - Unit 2	$3,055,567		Fixed 0%/year
Mar-10	RCL Pipe	Acceptance of Raw Material - Unit 3		$3,055,567	Fixed 0%/year
Mar-10	Pressurizer	Receipt of LLM - Bottom Head - Unit 2	$1,568,524		Fixed 0%/year
Mar-10	Pressurizer	Receipt of LLM - Bottom Head -Unit 3		$1,568,524	Fixed 0%/year
Apr-10	Project	Design Finalization Payment 8	$3,281,250		Fixed 0%/year
May-10	RVI	Receipt of Upper Guide Tube Material - Unit 2	$3,586,718		Fixed 0%/year
May-10	CMT	Completion of Upper Head Fabrication - Unit 2	$204,452		Handy
May-10	Pressurizer	Perform Cladding on Bottom Head - Unit 2	$627,410		Fixed 0%/year
May-10	CRDMs	Receipt of LLM for Latch Housings and Rod Travel Housings - Unit 2	$4,140,140		Fixed 0%/year
Jun-10	RVI	Receipt of Lower Guide Tube Material - Unit 2	$1,195,573		Fixed 0%/year
Jun-10	Passive RHR Hx	Receipt of Initial Forging	$979,615	$979,615	Fixed 0%/year
Jun-10	IHP	Receipt of Shroud Materials - Unit 2	$1,100,004		Fixed 0%/year
Jun-10	CRDMs	Start Machining of Latch Housings - Unit 2	$1,380,047		Fixed 0%/year
Jun-10	I&C/Simulator	Issue MWO for Unit 2 PMS Long-lead items	$10,570,543		Fixed 6.5%/year
Jun-10	I&C/Simulator	Issue MWO for Unit 3 PMS Long-lead items		$7,598,383	Fixed 6.5%/year
Jul-10	Project	Design Finalization Payment 9	$3,281,250		Fixed 0%/year
Aug-10	RCP	Receipt of LLM - Lot 2		$6,816,765	Handy
Aug-10	S/G	Receipt at Fabricator - 2nd SG Tubesheet Forging Unit 2	$4,194,694		Fixed 0%/year
Aug-10	RV	Completion of Outlet Nozzle Welding to Flange Nozzle Shell- Unit 2	$2,470,347		Fixed 0%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Aug-10	ACT	Completion of Upper Head Fabrication Complete - Unit 2	$488,858		Handy
Aug-10	T/G	Start Condenser Fabrication - Unit 2	$20,000,000		Fixed 5.2%/year
Aug-10	T/G	Issue PO for Condenser Material - Unit 3		$45,000,000	Fixed 5.2%/year
Sep-10	RV	Completion of Closure Head Cladding - Unit 2	$2,470,347		Fixed 0%/year
Sep-10	Polar Crane	Issue PO to Fabricator - Unit 2 and 3	$634,329	$634,329	Handy
Sep-10	RCL Pipe	Completion of Initial Forging/Rough Machine to Hollow - Unit 2	$5,169,000		Fixed 0%/year

Sep-10	CRDMs	Start Machining of Latch Assembly Components - Unit 2	$1,380,047		Fixed 0%/year
Sep-10	I&C/Simulator	Issue MWO for Unit 2 OCS Long-Lead items	$8,628,455		Fixed 6.5%/year
Sep-10	I&C/Simulator	Issue MWO for Unit 3 OCS Long-Lead items		$6,202,358	Fixed 6.5%/year
Oct-10	S/G	Receipt at Fabricator - 1st SG Transition Cone Forging Unit 2	$4,194,694		Fixed 0%/year
Oct-10	ACT	Completion of Lower Head Fabrication - Unit 2	$488,858		Handy
Oct-10	I&C/Simulator	Issue MWO for Unit 2 IIS (Cabinets)	$1,538,419		Fixed 6.5%/year
Oct-10	I&C/Simulator	Issue MWO for Unit 3 IIS (Cabinets)		$1,105,856	Fixed 6.5%/year
Oct-10	I&C/Simulator	Issue Simulator MWO	$6,822,728		Fixed 6.5%/year
Oct-10	Project	Design Finalization Payment 10	$3,281,250		Fixed 0%/year
Oct-10	I&C/Simulator	Issue PO to Subvendors for Unit 2 PI Temperature Sensors	$6,527,711		Fixed 6.5%/year
Oct-10	I&C/Simulator	Issue PO to Subvendors for Unit 3 PI Temperature Sensors		$4,692,290	Fixed 6.5%/year
Nov-10	RCP	Completion of Manufacturing of Casing Unit 2	$6,816,765		Handy
Nov-10	RVI	Receipt of Core Support Plate Material - Unit 2	$1,195,573		Fixed 0%/year
Nov-10	CRDMs	Start Machining of Travel Housing - Unit 2	$1,380,047		Fixed 0%/year
Dec-10	RV	Receipt at Fabricator - Flange Nozzle Shell Forging Unit 3		$3,705,520	Fixed 0%/year
Dec-10	RV	Receipt of Transition Ring Forging - Unit 2	$2,470,347		Fixed 0%/year
Dec-10	CMT	Completion of Lower Head to Upper Head Welding - Unit 2	$204,452		Handy
Dec-10	RCL Pipe	Completion of Machining, Heat Treatment and NDE - Unit 2	$2,635,426		Fixed 0%/year
Dec-10	I&C/Simulator	Issue PO to Subvendor for Unit 2 NIS Detectors	$2,339,128		Fixed 6.5%/year
Dec-10	I&C/Simulator	Issue PO to Subvendor for Unit 3 NIS Detectors		$1,681,426	Fixed 6.5%/year
Jan-11	RVI	Receipt of Core Shroud Material - Unit 3		$3,586,718	Fixed 0%/year
Jan-11	RVI	Completion of Machining of Core Shroud Panel - Unit 2	$1,195,573		Fixed 0%/year
Jan-11	IHP	Receipt of Insulation Support and Seismic Support Plate - Unit 3		$916,670	Fixed 0%/year
Jan-11	Allowance	Mandatory Spares	$10,000,000		Fixed 0%/year
Jan-11	Allowance	Extended Warranty	$10,000,000		Fixed 0%/year
Jan-11	Project	Design Finalization Payment 11	$3,281,250		Fixed 0%/year
Feb-11	CMT	Satisfactory Completion of Hydrotest - Unit 2	$204,452		Handy
Feb-11	Polar Crane	Issue PO for Main Hoist Drum and Wire Rope - Unit 2	$634,329		Handy
Feb-11	Polar Crane	Issue PO for Main Hoist Drum and Wire Rope - Unit 3		$634,329	Handy
Mar-11	S/G	Receipt at Fabricator - 2nd CH Forging Unit 2	$4,194,694		Fixed 0%/year
Mar-11	CMT	Shipment of Equipment to Site - Unit 2	$204,452		Handy
Mar-11	CRDMs	Ship Latch Housings - Unit 2	$1,380,047		Fixed 0%/year
Apr-11	RV	Receipt of Core Shell Forging - Unit 2	$2,470,347		Fixed 0%/year
Apr-11	Squib Valves	Issue LLM PO to Sub-supplier - Unit 2	$3,804,792		Fixed 0%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-11	ACT	Completion of Support Skirt Base Plate Fabrication - Unit 2	$488,858		Handy
Apr-11	Polar Crane	Issue PO for Motors and Controls - Unit 2	$951,493		Handy
Apr-11	Polar Crane	Issue PO for Motors and Controls - Unit 3		$951,493	Handy
Apr-11	Project	Design Finalization Payment 12	$3,281,250		Fixed 0%/year
Apr-11	T/G	Condenser Ready to Ship - Unit 2	$26,000,000		Fixed 5.2%/year
Apr-11	T/G	Issue PO for MSR/FWH Material - Unit 3		$20,000,000	Fixed 5.2%/year
May-11	VFD	Start VFD Manufacturing - Unit 2	$1,658,588		Handy
May-11	RVI	Receipt of Upper Guide Tube Material - Unit 3		$3,586,718	Fixed 0%/year
May-11	CRDMs	Receipt of LLM for Latch Housings and Rod Travel Housings - Unit 3		$4,140,140	Fixed 0%/year
May-11	I&C/Simulator	Issue MWO for Unit 2 Special Monitoring System	$994,326		Fixed 6.5%/year
May-11	I&C/Simulator	Issue MWO for Unit 3 Special Monitoring System		$714,748	Fixed 6.5%/year
May-11	Polar Crane	Issue PO for Steel Purchase - Unit 2	$951,493		Handy
May-11	Polar Crane	Issue PO for Steel Purchase - Unit 3		$951,493	Handy
Jun-11	RVI	Receipt of Lower Guide Tube Material - Unit 3		$1,195,573	Fixed 0%/year
Jun-11	IHP	Receipt of Shroud Materials - Unit 3		$1,100,004	Fixed 0%/year
Jun-11	Fuel Hand'l Mch	Issue PO - Unit 2 & 3	$508,236	$508,236	Handy
Jun-11	Refueling Mach	PO Issue Unit 2 & 3	$627,735	$627,735	Handy
Jun-11	CRDMs	Start Machining of Latch Housings - Unit 3		$1,380,047	Fixed 0%/year
Jul-11	RCP	Completion of Manufacturing of Casing Unit 3		$6,816,765	Handy
Jul-11	VFD	Issue LLM Material PO by Fabricator - Units 2 and 3	$276,431	$276,431	Handy
Jul-11	S/G	Receipt at Fabricator - 1st SG Tubing Unit 2	$4,194,694		Fixed 0%/year
Jul-11	RVI	Completion of Welding of Core Shroud Panel and Flange - Unit 2	$1,195,573		Fixed 0%/year

Jul-11	RV	Completion of Bottom Head Welding To Core Shell - Unit 2	$1,235,173		Fixed 0%/year
Jul-11	ACT	Satisfactory Completion of Hydrotest - Unit 2	$488,858		Handy
Jul-11	Pressurizer	Completion of Welding of Upper Shell to Top Head - Unit 2	$313,705		Fixed 0%/year
Jul-11	Project	Design Finalization Payment 13	$3,281,250		Fixed 0%/year
Aug-11	S/G	Receipt at Fabricator - 2nd SG Tubesheet Forging Unit 3		$4,194,694	Fixed 0%/year
Aug-11	RV	Completion of Outlet Nozzle Welding to Flange Nozzle Shell- Unit 3		$2,470,347	Fixed 0%/year
Aug-11	ACT	Completion of Upper Head Fabrication - Unit 3		$488,858	Handy
Sep-11	RV	Completion of Closure Head Cladding - Unit 3		$2,470,347	Fixed 0%/year
Sep-11	RCL Pipe	Completion of Initial Forging/Rough Machine to Hollow - Unit 3		$5,169,000	Fixed 0%/year
Sep-11	Fuel Hand'l Mch	Issue PO for Single Failure Hoist - Units 2 & 3	$508,236	$508,236	Handy
Sep-11	CRDMs	Attach Latch Assembly to Travel Housings - Unit 2	$1,380,047		Fixed 0%/year
Sep-11	CRDMs	Start Machining of Latch Assembly Components - Unit 3		$1,380,047	Fixed 0%/year
Sep-11	T/G	Start Fabrication TG Unit 2	$24,000,000		Fixed 5.2%/year
Sep-11	T/G	Start Condenser Fabrication Unit 3		$30,000,000	Fixed 5.2%/year
Sep-11	Refueling Mach	Issue PO for Mast - Units 2 & 3	$627,735	$627,735	Handy

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Oct-11	RCP	Completion of Stator Core - Unit 2	$8,861,794		Handy
Oct-11	S/G	Receipt at Fabricator - 1st SG Transition Cone Forging Unit 3		$4,194,694	Fixed 0%/year
Oct-11	RVI	Start Welding of Core Shroud Panel Ring - Unit 2	$1,195,573		Fixed 0%/year
Oct-11	ACT	Shipment of Equipment to Site - Unit 2	$241,138		Handy
Oct-11	ACT	Completion of Lower Head Fabrication - Unit 3		$488,858	Handy
Oct-11	IHP	Completion of Fabrication of Insulation Support Plate - Unit 2	$1,100,004		Fixed 0%/year
Oct-11	Pressurizer	Completion of Welding of Lower Shell to Bottom Head - Unit 2	$313,705		Fixed 0%/year
Oct-11	I&C/Simulator	Issue MWO for Unit 2 DAS	$748,001		Fixed 6.5%/year
Oct-11	I&C/Simulator	Issue MWO for Unit 2 Rod Control System	$2,849,750		Fixed 6.5%/year
Oct-11	I&C/Simulator	Issue MWO for Unit 3 DAS		$537,682	Fixed 6.5%/year
Oct-11	I&C/Simulator	Issue MWO for Unit 3 Rod Control System		$2,048,474	Fixed 6.5%/year

Oct-11	Project	Design Finalization Payment 14	$3,281,250		Fixed 0%/year
Nov-11	S/G	Completion of 1st SG Tubing Installation Unit 2	$4,194,694		Fixed 0%/year
Nov-11	RVI	Receipt of Core Support Plate Material - Unit 3		$1,195,573	Fixed 0%/year
Nov-11	Squib Valves	Receipt of LLMs by Sub-supplier - Unit 2	$1,902,396		Fixed 0%/year
Nov-11	Passive RHR Hx	Final Post Weld Heat Treatment of 1st Tubesheet - Unit 2	$244,904		Fixed 0%/year
Nov-11	CRDMs	Shipment of CRDM - Unit 2	$1,380,047		Fixed 0%/year
Nov-11	CRDMs	Start Machining of Travel Housing - Unit 3		$1,380,047	Fixed 0%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 2 TOS (DEH I&C)	$811,664		Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 2 DDS	$2,672,208		Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 3 Rod Position Indication System	$2,943,079		Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 2 Plant Control System (PLS-1)	$6,879,917		Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 3 TOS (DEH I&C) Long-lead items		$583,446	Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 3 DDS		$1,920,853	Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 3 Rod Position Indication System		$2,115,562	Fixed 6.5%/year
Nov-11	I&C/Simulator	Issue MWO for Unit 3 Plant Control System		$4,963,704	Fixed 6.5%/year
Nov-11	Spt Fuel Strg Rack	PO Issue Unit 2 & 3	$1,724,331	$1,724,331	Handy
Dec-11	S/G	Completion of 2nd SG Tubing Installation Unit 2	$4,194,694		Fixed 0%/year
Dec-11	RV	Receipt of Transition Ring Forging - Unit 3		$2,470,347	Fixed 0%/year
Dec-11	RCL Pipe	Shipment of Equipment to Site - Unit 2	$878,475		Fixed 0%/year
Dec-11	RCL Pipe	Completion of Machining, Heat Treatment and NDE - Unit 3		$2,635,426	Fixed 0%/year
Dec-11	Pressurizer	Completion of Welding of Heater Sleeves - Unit 2	$627,410		Fixed 0%/year
Jan-12	RVI	Completion of Machining of Core Shroud Panel - Unit 3		$1,195,573	Fixed 0%/year
Jan-12	Passive RHR Hx	Final Post Weld Heat Treatment of 2nd Tubesheet - Unit 2	$244,904		Fixed 0%/year
Jan-12	IHP	Completion of Fabrication of Seismic Support Plate - Unit 2	$916,670		Fixed 0%/year
Jan-12	Project	Design Finalization Payment 15	$3,281,250		Fixed 0%/year
Feb-12	Passive RHR Hx	Completion of 1st Tubesheet Drilling - Unit 2	$244,904		Fixed 0%/year
Feb-12	Polar Crane	Completion of Girder Fabrication - Unit 2	$951,493		Handy
Mar-12	VFD	Satisfactory Completion of FAT - Unit 2	$1,105,725		Handy

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Mar-12	S/G	Receipt at Fabricator - 2nd CH Forging Unit 3		$4,194,694	Fixed 0%/year
Mar-12	S/G	Completion of 2nd SG Tube Expansion Unit 2	$4,194,694		Fixed 0%/year

Mar-12	CMT	Completion of Lower Head Fabrication - Unit 3		$408,904	Handy
Mar-12	Pressurizer	Completion of Welding of Upper and Lower Assembly - Unit 2	$627,410		Fixed 0%/year
Mar-12	CRDMs	Ship Latch Housings - Unit 3		$1,380,047	Fixed 0%/year
Mar-12	T/G	MSR/FWH Ready to Ship Unit 2	$15,000,000		Fixed 5.2%/year
Mar-12	T/G	Condenser ready to ship Unit 3		$26,000,000	Fixed 5.2%/year
Mar-12	Aux-Res Xfmr	Issue PO - Units 2 & 3	$1,296,567	$1,296,567	Handy
Mar-12	Spt Fuel Strg Rack	Issue PO for Major Materials - Units 2 & 3	$2,873,886	$2,873,886	Handy
Mar-12	Spt Fuel Strg Rack	Completion of Fixture Manufacture- Unit 2	$2,299,109	$2,299,109	Handy
Apr-12	RCP	Delivery of Casings - Unit 2	$2,726,706		Handy
Apr-12	RCP	Completion of Shell & Flange Machining - Unit 2	$4,771,735		Handy
Apr-12	RCP	Completion of Wound Stator - Unit 2	$3,408,382		Handy
Apr-12	RVI	Completion of Welding of Core Shroud Panel Ring - Unit 2	$1,195,573		Fixed 0%/year
Apr-12	RV	Receipt of Core Shell Forging - Unit 3		$2,470,347	Fixed 0%/year
Apr-12	RV	Completion of Core Shell Welding to Flange Shell - Unit 2	$1,235,173		Fixed 0%/year
Apr-12	Squib Valves	Completion of Squib Valve Fabrication - Unit 2	$1,268,264		Fixed 0%/year
Apr-12	Squib Valves	Sub-supplier Order Long Lead Material - Unit 3		$3,804,792	Fixed 0%/year
Apr-12	Passive RHR Hx	Completion of the 2nd Tubesheet Drilling - Unit 2	$244,904		Fixed 0%/year
Apr-12	ACT	Completion of Support Skirt Base Plate Fabrication - Unit 3		$488,858	Handy
Apr-12	Polar Crane	Completion of Trolley Fabrication Unit 2	$951,493		Handy
Apr-12	Pressurizer	Satisfactory Completion of Hydrotest - Unit 2	$313,705		Fixed 0%/year
Apr-12	I&C/Simulator	Complete Unit 2 PMS FAT procedures	$4,228,217		Fixed 6.5%/year
Apr-12	Project	Design Finalization Payment 16	$3,281,250		Fixed 0%/year
May-12	VFD	Start VFD Manufacturing - Unit 3		$1,658,588	Handy
May-12	CMT	Completion of Upper Head Fabrication - Unit 3		$204,452	Handy
May-12	IHP	Completion of Manufacturing of the Upper Lifting Rig - Unit 2	$916,670		Fixed 0%/year
May-12	Pressurizer	Perform Cladding on Bottom Head - Unit 3		$627,410	Fixed 0%/year
May-12	Aux-Res Xfmr	Issue Material PO - Units 2 & 3	$2,593,133	$2,593,133	Handy
Jun-12	Squib Valves	Satisfactory Completion of Valve Hydrotest Unit 2	$1,902,396		Fixed 0%/year
Jun-12	IHP	Completion of Fabrication of Shroud - Unit 2	$916,670		Fixed 0%/year
Jun-12	Pressurizer	Shipment of Equipment to Site - Unit 2	$313,705		Fixed 0%/year
Jun-12	VFD	Shipment of Equipment to Site - Unit 2	$552,862		Handy
Jul-12	RCP	Completion of Stator Core - Unit 3		$8,861,794	Handy
Jul-12	S/G	Receipt at Fabricator - 1st SG Tubing Unit 3		$4,194,694	Fixed 0%/year
Jul-12	S/G	Completion of 1st CH to Tubesheet Assy Welding Unit 2	$4,194,694		Fixed 0%/year
Jul-12	RVI	Completion of Welding of Core Shroud Panel and Flange - Unit 3		$1,195,573	Fixed 0%/year
Jul-12	RV	Completion of Bottom Head Welding To Core Shell - Unit 3		$1,235,173	Fixed 0%/year
Jul-12	Passive RHR Hx	Completion of Tubing -Unit 2	$244,904		Fixed 0%/year
Jul-12	ACT	Satisfactory Completion of Hydrotest - Unit 3		$488,858	Handy

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jul-12	Polar Crane	Completion of Electric Panel Assembly - Unit 2	$634,329		Handy
Jul-12	Pressurizer	Completion of Welding of Upper Shell to Top Head - Unit 3		$313,705	Fixed 0%/year
Aug-12	RVI	Completion of Final Machining of Core Shroud - Unit 2	$1,195,573		Fixed 0%/year
Aug-12	RV	Satisfactory Completion of Hydrotest - Unit 2	$1,235,173		Fixed 0%/year
Aug-12	Squib Valves	Satisfactory Completion of Factory Operational Test of First Valve - Unit 2	$1,268,264		Fixed 0%/year
Aug-12	IHP	Completion of Assembly of IHP - Unit 2	$916,670		Fixed 0%/year
Aug-12	T/G	Start Fabrication TG Unit 3		$24,000,000	Fixed 5.2%/year
Aug-12	Main Transformers	Start Transformer Design	$1,600,000	$1,600,000	Handy
Sep-12	S/G	Completion of 2nd CH to Tubesheet Assy Welding Unit 2	$3,355,755		Fixed 0%/year
Sep-12	CRDMs	Attach Latch Assembly to Travel Housings - Unit 3		$1,380,047	Fixed 0%/year
Oct-12	RVI	Start Welding of Core Shroud Panel Ring - Unit 3		$1,195,573	Fixed 0%/year
Oct-12	ACT	Shipment of Equipment to Site - Unit 3		$241,138	Handy
Oct-12	IHP	Shipment of Equipment to Site - Unit 2	$550,002		Fixed 0%/year
Oct-12	IHP	Completion of Fabrication of Insulation Support Plate - Unit 3		$1,100,004	Fixed 0%/year
Oct-12	Pressurizer	Completion of Welding of Lower Shell to Bottom Head - Unit 3		$313,705	Fixed 0%/year
Oct-12	I&C/Simulator	Complete Unit 2 SMS FAT procedures	$397,730		Fixed 6.5%/year
Oct-12	I&C/Simulator	Complete Unit 2 IIS (Cabinets) FAT procedures	$615,368		Fixed 6.5%/year
Oct-12	I&C/Simulator	Complete Unit 2 RMS FAT	$1,727,016		Fixed 6.5%/year

Oct-12	I&C/Simulator	Complete Unit 3 SMS FAT procedures		$285,899	Fixed 6.5%/year
Nov-12	RCP	Completion of Final Stator Assembly - Unit 2	$3,408,382		Handy
Nov-12	RCP	Completion of Shell & Flange Machining - Unit 3		$4,090,059	Handy
Nov-12	RCP	Completion of Wound Stator - Unit 3		$3,408,382	Handy
Nov-12	S/G	Completion of 1st SG Tubing Installation Unit 3		$4,194,694	Fixed 0%/year
Nov-12	RV	Shipment of Equipment to Site - Unit 2	$2,470,345		Fixed 0%/year
Nov-12	Squib Valves	Sub-supplier Receipt of Long lead materials - Unit 3		$1,902,396	Fixed 0%/year
Nov-12	Passive RHR Hx	Satisfactory Completion of Hydrotest - Unit 2	$244,904		Fixed 0%/year
Nov-12	Passive RHR Hx	Final Post Weld Heat Treatment of 1st Tubesheet - Unit 3		$244,904	Fixed 0%/year
Nov-12	CRDMs	Shipment of CRDM - Unit 3		$1,380,047	Fixed 0%/year
Dec-12	S/G	Completion of 2nd SG Tubing Installation Unit 3		$4,194,694	Fixed 0%/year
Dec-12	S/G	Satisfactory Completion of 1st SG Hydrotest - Unit 2	$5,033,633		Fixed 0%/year
Dec-12	RVI	Trial Assembly of Upper/Lower Internals, Guide tubes - Unit 2	$1,195,573		Fixed 0%/year
Dec-12	CMT	Completion of Lower Head to Upper Head Welding- Unit 3		$204,452	Handy
Dec-12	Polar Crane	Satisfactory Completion of FAT - Unit 2	$317,163		Handy
Dec-12	RCL Pipe	Shipment of Equipment to Site - Unit 3		$878,475	Fixed 0%/year
Dec-12	Pressurizer	Completion of Welding of Heater Sleeves - Unit 3		$627,410	Fixed 0%/year
Dec-12	I&C/Simulator	Complete Unit 2 PI Temperature Sensor FAT	$2,611,085		Fixed 6.5%/year
Jan-13	Passive RHR Hx	Final Post Weld Heat Treatment of 2nd Tubesheet - Unit 3		$244,904	Fixed 0%/year
Jan-13	Passive RHR Hx	Shipment of Equipment to Site - Unit 2	$489,807		Fixed 0%/year
Jan-13	IHP	Completion of Fabrication of Seismic Support Plate - Unit 3		$916,670	Fixed 0%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jan-13	I&C/Simulator	Complete Unit 2 DDS FAT procedures	$1,068,883		Fixed 6.5%/year
Feb-13	Passive RHR Hx	Completion of the 1st Tubesheet Drilling - Unit 3		$244,904	Fixed 0%/year
Feb-13	CMT	Satisfactory Completion of Hydrotest - Unit 3		$204,452	Handy
Feb-13	Polar Crane	Completion of Girder Fabrication - Unit 3		$951,493	Handy
Feb-13	Refueling Mach	Satisfactory Completion of FAT - Unit 2	$753,283		Handy
Feb-13	I&C/Simulator	Complete Unit 2 TOS (DEH I&C) FAT procedures	$324,666		Fixed 6.5%/year
Feb-13	I&C/Simulator	Complete Unit 2 Plant Control System FAT procedures	$2,751,967		Fixed 6.5%/year
Feb-13	I&C/Simulator	Complete Unit 2 NIS Detector FAT	$935,651		Fixed 6.5%/year
Mar-13	VFD	Satisfactory Completion of FAT - Unit 3		$1,105,725	Handy

Mar-13	S/G	Completion of 2nd SG Tube Expansion Unit 3		$4,194,694	Fixed 0%/year
Mar-13	RVI	Shipment of Equipment to Site - Unit 2	$2,391,145		Fixed 0%/year
Mar-13	CMT	Shipment of Equipment to Site - Unit 3		$204,452	Handy
Mar-13	Pressurizer	Completion of Welding of Upper and Lower Assembly - Unit 3		$627,410	Fixed 0%/year
Mar-13	I&C/Simulator	Complete Unit 2 DAS FAT procedures	$299,200		Fixed 6.5%/year
Mar-13	I&C/Simulator	Complete Unit 2 Rod Control System FAT procedures	$1,139,900		Fixed 6.5%/year
Mar-13	I&C/Simulator	Complete Unit 2 Rod Pos Ind Sys FAT procedures	$1,177,232		Fixed 6.5%/year
Apr-13	RCP	Delivery of Casings - Unit 3		$2,045,029	Handy
Apr-13	S/G	Shipment of Equipment to Site - Unit 2	$8,389,389		Fixed 0%/year
Apr-13	RVI	Completion of Welding of Core Shroud Panel Ring - Unit 3		$1,195,573	Fixed 0%/year
Apr-13	RV	Completion of Core Shell welding to Flange Shell - Unit 3		$1,235,173	Fixed 0%/year
Apr-13	T/G	T/G Ready to Ship Unit 2	$47,500,000		Fixed 5.2%/year
Apr-13	Main Transformers	Issue PO for Material - Unit 2	$8,000,000		Handy
Apr-13	Squib Valves	Fabrication Completion - Unit 3		$1,268,264	Fixed 0%/year
Apr-13	Passive RHR Hx	Completion of the 2nd Tubesheet Drilling - Unit 3		$244,904	Fixed 0%/year
Apr-13	Polar Crane	Completion of Trolley Fabrication Unit 3		$951,493	Handy
Apr-13	Pressurizer	Satisfactory Completion of Hydrotest - Unit 3		$313,705	Fixed 0%/year
Apr-13	Fuel Hand'l Mch	Satisfactory Completion of FAT - Unit 2	$609,882		Handy
Apr-13	I&C/Simulator	Complete Unit 3 PMS FAT procedures		$3,039,353	Fixed 6.5%/year
May-13	RCP	Satisfactory Completion of FAT - Unit 2	$3,408,382		Handy
May-13	Polar Crane	Shipment of Equipment to Site - Unit 2	$317,163		Handy
May-13	IHP	Completion of Manufacturing of Lifting Rig - Unit 3		$916,670	Fixed 0%/year
May-13	Fuel Hand'l Mch	Shipment of Equipment to Site - Unit 2	$406,587		Handy
May-13	Refueling Mach	Shipment of Equipment to Site - Unit 2	$502,190		Handy
May-13	I&C/Simulator	Simulator FAT	$4,785,728		Fixed 6.5%/year
May-13	Spt Fuel Strg Rack	Completion of rack modules - Unit 2	$2,299,109		Handy
Jun-13	VFD	Shipment of Equipment to Site - Unit 3		$552,862	Handy
Jun-13	Squib Valves	Satisfactory Completion of Valve Hydrotest - Unit 3		$1,902,396	Fixed 0%/year
Jun-13	IHP	Completion of Fabrication of Shroud - Unit 3		$916,670	Fixed 0%/year
Jun-13	Pressurizer	Shipment of Equipment to Site - Unit 3		$313,705	Fixed 0%/year
Jun-13	I&C/Simulator	Complete Unit 2 OCS FAT	$3,451,382		Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jun-13	Spt Fuel Strg Rack	Shipment of first rack module - unit 2	$1,149,554		Handy
Jul-13	RCP	Shipment of Equipment to Site - Unit 2	$3,408,382		Handy
Jul-13	S/G	Completion of 1st CH to Tubesheet Assy Welding Unit 3		$4,194,694	Fixed 0%/year
Jul-13	Passive RHR Hx	Completion of Tubing - Unit 3		$244,904	Fixed 0%/year
Jul-13	Polar Crane	Completion of Electric Panel Assembly - Unit 3		$634,329	Handy
Jul-13	RCP	Completion of Final Stator Assembly - Unit 3		$3,408,382	Handy
Aug-13	RVI	Completion of Final Machining of Core Shroud - Unit 3		$1,195,573	Fixed 0%/year
Aug-13	RV	Satisfactory Completion of Hydrotest - Unit 3		$1,235,173	Fixed 0%/year
Aug-13	Squib Valves	Satisfactory Completion of Factory Operational Test of First Valve - Unit 3		$1,268,264	Fixed 0%/year
Aug-13	IHP	Completion of Assembly of IHP - Unit 3		$916,670	Fixed 0%/year
Aug-13	Aux-Res Xfmr	Satisfactory Completion of FAT - Unit 2	$3,025,321		Handy
Sep-13	S/G	Completion of 2nd CH to Tubesheet Assy Welding Unit 3		$3,355,755	Fixed 0%/year
Sep-13	T/G	MSR/FWH Ready to Ship Unit 3		$15,000,000	Fixed 5.2%/year
Sep-13	Main Transformers	Main Transformers Ready to Ship - Unit 2	$4,800,000		Handy
Sep-13	Aux-Res Xfmr	Shipment of Equipment to Site Unit 2	$1,728,755		Handy
Oct-13	IHP	Shipment of Equipment to Site - Unit 3		$550,002	Fixed 0%/year
Oct-13	I&C/Simulator	Ship Unit 2 DAS Equipment to Site	$224,400		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 TOS (DEH I&C) Equipment to Site	$243,499		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 SMS Equipment to Site	$298,297		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 IIS (Cabinets) Equipment to Site	$461,526		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 NIS Detectors to Site	$701,738		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 DDS Equipment to Site	$801,662		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 Rod Control System Equipment to Site	$854,925		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 Rod Pos Ind Sys Equipment to Site	$882,923		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 RMS to Site	$1,295,262		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 PI Temperature Sensors to Site	$1,958,314		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 Plant Control System Equipment to Site	$2,063,975		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 OCS Equipment to Site	$2,588,536		Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Unit 2 PMS Equipment to Site	$3,171,163		Fixed 6.5%/year
Oct-13	I&C/Simulator	Complete Unit 3 IIS FAT Cabinets) procedures		$442,343	Fixed 6.5%/year
Oct-13	I&C/Simulator	Complete Unit 3 RMS FAT		$1,234,129	Fixed 6.5%/year
Oct-13	I&C/Simulator	Ship Simulator Equipment to Site	$2,051,027		Fixed 6.5%/year
Nov-13	RV	Shipment of Equipment to Site - Unit 3		$2,470,341	Fixed 0%/year
Nov-13	Passive RHR Hx	Satisfactory Completion of Hydrotest - Unit 3		$244,904	Fixed 0%/year
Dec-13	S/G	Satisfactory Completion of 1st SG Hydrotest - Unit 3		$5,033,633	Fixed 0%/year
Dec-13	RVI	Trial Assembly of Upper/Lower Internals, Guide tubes - Unit 3		$1,195,573	Fixed 0%/year
Dec-13	Polar Crane	Satisfactory Completion of FAT - Unit 3		$317,163	Handy
Dec-13	I&C/Simulator	Complete Unit 3 PI Temperature Sensor FAT		$1,876,915	Fixed 6.5%/year
Dec-13	Spt Fuel Strg Rack	Shipment of last rack module Unit 2	$1,149,554		Handy
Jan-14	RCP	Satisfactory Completion of FAT - Unit 3		$3,408,382	Handy
Jan-14	Passive RHR Hx	Shipment of Equipment to Site - Unit 3		$489,807	Fixed 0%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jan-14	I&C/Simulator	Complete Unit 3 DDS FAT procedures		$768,341	Fixed 6.5%/year
Feb-14	Refueling Mach	Satisfactory Completion of FAT - Unit 3		$753,283	Handy
Feb-14	I&C/Simulator	Complete Unit 3 PMS TOS (DEH I&C) FAT procedures		$233,378	Fixed 6.5%/year
Feb-14	I&C/Simulator	Complete Unit 3 Plant Control System FAT procedures		$1,985,481	Fixed 6.5%/year
Feb-14	I&C/Simulator	Complete Unit 3 NIS Detector FAT		$672,571	Fixed 6.5%/year
Mar-14	RVI	Shipment of Equipment to Site - Unit 3		$2,390,638	Fixed 0%/year
Mar-14	I&C/Simulator	Complete Unit 3 DAS FAT procedures		$215,073	Fixed 6.5%/year
Mar-14	I&C/Simulator	Complete Unit 3 Rod Control System FAT procedures		$819,389	Fixed 6.5%/year
Mar-14	I&C/Simulator	Complete Unit 3 Rod Pos Ind Sys FAT procedures		$846,225	Fixed 6.5%/year
Apr-14	S/G	Shipment of Equipment to Site - Unit 3		$8,389,388	Fixed 0%/year
Apr-14	T/G	T/G Ready to Ship Unit 3		$47,500,000	Fixed 5.2%/year
Apr-14	Main Transformers	Issue PO for Material - Unit 3		$8,000,000	Handy
Apr-14	Fuel Hand'l Mch	Satisfactory Completion of FAT - Unit 3		$609,882	Handy
May-14	Polar Crane	Shipment of Equipment to Site - Unit 3		$317,163	Handy
May-14	Fuel Hand'l Mch	Shipment of Equipment to Site - Unit 3		$406,587	Handy
May-14	Refueling Mach	Shipment of Equipment to Site - Unit 3		$502,190	Handy
May-14	Spt Fuel Strg Rack	Completion of rack modules - Unit 3		$2,299,109	Handy
Jun-14	I&C/Simulator	Complete Unit 3 OCS FAT		$2,480,944	Fixed 6.5%/year
Jun-14	Spt Fuel Strg Rack	Shipment of first rack module - unit 3		$1,149,554	Handy
Jul-14	RCP	Shipment of Equipment to Site - Unit 3		$3,408,382	Handy
Aug-14	Aux-Res Xfmr	Satisfactory Completion of FAT - Unit 3		$3,025,321	Handy
Sep-14	Main Transformers	Main Transformers Ready to Ship - Unit 3		$4,800,000	Handy
Sep-14	Aux-Res Xfmr	Shipment of Equipment to Site Unit 3		$1,728,754	Handy
Oct-14	I&C/Simulator	Ship Unit 3 DAS Equipment to Site		$161,305	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 TOS (DEH) Equipment to Site		$175,033	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 SMS Equipment to Site		$215,724	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 IIS (Cabinets) Equipment to Site		$331,757	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 NIS Detectors to Site		$504,428	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 DDS Equipment to Site		$576,256	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 Rod Control System Equipment to Site		$614,543	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 Rod Pos Ind Sys Equipment to Site		$634,669	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 RMS to Site		$925,597	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 PI Temperature Sensors to Site		$1,407,687	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 Plant Control System Equipment to Site		$1,489,111	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 OCS Equipment to Site		$1,867,208	Fixed 6.5%/year
Oct-14	I&C/Simulator	Ship Unit 3 PMS Equipment to Site		$2,279,823	Fixed 6.5%/year
Dec-14	Spt Fuel Strg Rack	Shipment of last rack module Unit 3		$1,149,556	Handy
Apr-16	Project	Substantial Completion Unit 2	$29,529,263		Handy
Jan-19	Project	Substantial Completion Unit 3		$20,786,924	Handy

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.2    Westinghouse Monthly Progress Payments

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-08	242,810	-	Fixed 6.5%/year
May-08	135,345	-	Fixed 6.5%/year
Jun-08	151,321	-	Fixed 6.5%/year
Jul-08	1,055,832	-	Fixed 6.5%/year
Aug-08	1,072,897	-	Fixed 6.5%/year
Sep-08	1,090,194	-	Fixed 6.5%/year
Oct-08	1,107,434	-	Fixed 6.5%/year
Nov-08	1,220,262	-	Fixed 6.5%/year
Dec-08	1,921,992	-	Fixed 6.5%/year
Jan-09	3,832,638	-	Fixed 6.5%/year
Feb-09	3,671,508	-	Fixed 6.5%/year
Mar-09	3,827,187	-	Fixed 6.5%/year
Apr-09	3,891,299	-	Fixed 6.5%/year
May-09	4,183,241	-	Fixed 6.5%/year
Jun-09	4,371,056	-	Fixed 6.5%/year
Jul-09	4,596,861	16,159	Fixed 6.5%/year
Aug-09	4,552,502	16,157	Fixed 6.5%/year
Sep-09	4,529,718	24,298	Fixed 6.5%/year
Oct-09	4,602,464	35,375	Fixed 6.5%/year
Nov-09	4,600,354	38,895	Fixed 6.5%/year
Dec-09	4,575,257	124,658	Fixed 6.5%/year
Jan-10	4,247,604	178,509	Fixed 6.5%/year
Feb-10	4,067,540	206,489	Fixed 6.5%/year
Mar-10	4,089,812	198,964	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-10	4,352,144	205,504	Fixed 6.5%/year
May-10	4,513,159	225,489	Fixed 6.5%/year
Jun-10	4,527,349	238,176	Fixed 6.5%/year
Jul-10	4,816,384	277,233	Fixed 6.5%/year
Aug-10	4,616,587	292,701	Fixed 6.5%/year
Sep-10	4,548,707	274,133	Fixed 6.5%/year
Oct-10	4,586,592	290,004	Fixed 6.5%/year
Nov-10	4,595,613	325,403	Fixed 6.5%/year
Dec-10	3,109,035	289,895	Fixed 6.5%/year
Jan-11	3,051,491	299,183	Fixed 6.5%/year
Feb-11	3,101,201	313,562	Fixed 6.5%/year

Mar-11	3,041,369	293,843	Fixed 6.5%/year
Apr-11	3,088,815	317,107	Fixed 6.5%/year
May-11	3,045,569	338,718	Fixed 6.5%/year
Jun-11	3,053,875	318,780	Fixed 6.5%/year
Jul-11	3,022,745	329,786	Fixed 6.5%/year
Aug-11	3,008,399	376,175	Fixed 6.5%/year
Sep-11	3,018,740	388,693	Fixed 6.5%/year
Oct-11	3,034,312	374,012	Fixed 6.5%/year
Nov-11	3,087,722	372,540	Fixed 6.5%/year
Dec-11	3,032,778	386,149	Fixed 6.5%/year
Jan-12	3,020,593	268,514	Fixed 6.5%/year
Feb-12	3,021,501	271,577	Fixed 6.5%/year
Mar-12	3,010,469	263,106	Fixed 6.5%/year
Apr-12	2,969,996	249,859	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
May-12	2,098,776	244,759	Fixed 6.5%/year
Jun-12	2,037,128	232,391	Fixed 6.5%/year
Jul-12	1,973,558	170,880	Fixed 6.5%/year
Aug-12	1,984,797	187,197	Fixed 6.5%/year

Sep-12	2,004,025	180,203	Fixed 6.5%/year
Oct-12	1,994,944	173,016	Fixed 6.5%/year
Nov-12	2,008,747	155,174	Fixed 6.5%/year
Dec-12	1,987,244	199,641	Fixed 6.5%/year
Jan-13	2,150,531	369,558	Fixed 6.5%/year
Feb-13	2,094,158	483,905	Fixed 6.5%/year
Mar-13	2,123,604	494,437	Fixed 6.5%/year
Apr-13	2,085,511	339,400	Fixed 6.5%/year
May-13	2,073,555	364,990	Fixed 6.5%/year
Jun-13	2,035,935	351,088	Fixed 6.5%/year
Jul-13	2,037,189	394,295	Fixed 6.5%/year
Aug-13	1,986,527	405,194	Fixed 6.5%/year
Sep-13	2,014,468	467,972	Fixed 6.5%/year
Oct-13	1,952,561	434,531	Fixed 6.5%/year
Nov-13	1,882,876	464,483	Fixed 6.5%/year
Dec-13	1,875,754	489,207	Fixed 6.5%/year
Jan-14	1,862,311	460,183	Fixed 6.5%/year
Feb-14	1,890,650	399,373	Fixed 6.5%/year

Mar-14	1,842,222	398,777	Fixed 6.5%/year
Apr-14	1,783,376	327,605	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
May-14	1,750,969	337,690	Fixed 6.5%/year
Jun-14	1,754,743	341,353	Fixed 6.5%/year
Jul-14	1,719,210	317,177	Fixed 6.5%/year
Aug-14	1,691,624	321,106	Fixed 6.5%/year
Sep-14	1,654,382	354,496	Fixed 6.5%/year
Oct-14	1,567,998	334,164	Fixed 6.5%/year
Nov-14	1,584,880	332,678	Fixed 6.5%/year
Dec-14	1,583,450	311,342	Fixed 6.5%/year
Jan-15	1,567,100	289,687	Fixed 6.5%/year
Feb-15	1,540,429	308,390	Fixed 6.5%/year
Mar-15	1,430,000	301,194	Fixed 6.5%/year
Apr-15	1,418,519	265,549	Fixed 6.5%/year
May-15	1,408,166	287,729	Fixed 6.5%/year
Jun-15	1,382,946	264,090	Fixed 6.5%/year
Jul-15	1,165,689	261,736	Fixed 6.5%/year
Aug-15	990,550	494,023	Fixed 6.5%/year

Sep-15	944,330	504,761	Fixed 6.5%/year
Oct-15	904,879	492,695	Fixed 6.5%/year
Nov-15	896,336	512,411	Fixed 6.5%/year
Dec-15	766,937	494,022	Fixed 6.5%/year
Jan-16	327,481	976,392	Fixed 6.5%/year
Feb-16	174,432	1,074,855	Fixed 6.5%/year
Mar-16	128,155	1,045,616	Fixed 6.5%/year
Apr-16	67,452	1,046,934	Fixed 6.5%/year
May-16	33,082	1,145,650	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jun-16	-	1,142,509	Fixed 6.5%/year
Jul-16	-	1,156,957	Fixed 6.5%/year
Aug-16	-	1,230,380	Fixed 6.5%/year
Sep-16	-	1,250,745	Fixed 6.5%/year
Oct-16	-	1,248,102	Fixed 6.5%/year
Nov-16	-	1,248,106	Fixed 6.5%/year
Dec-16	-	1,249,423	Fixed 6.5%/year
Jan-17	-	1,152,534	Fixed 6.5%/year
Feb-17	-	1,149,891	Fixed 6.5%/year

Mar-17	-	1,151,200	Fixed 6.5%/year
Apr-17	-	1,153,858	Fixed 6.5%/year
May-17	-	1,151,213	Fixed 6.5%/year
Jun-17	-	1,136,366	Fixed 6.5%/year
Jul-17	-	1,062,439	Fixed 6.5%/year
Aug-17	-	1,115,438	Fixed 6.5%/year
Sep-17	-	1,146,614	Fixed 6.5%/year
Oct-17	-	1,133,911	Fixed 6.5%/year
Nov-17	-	1,126,383	Fixed 6.5%/year
Dec-17	-	1,147,559	Fixed 6.5%/year
Jan-18	-	807,756	Fixed 6.5%/year
Feb-18	-	821,514	Fixed 6.5%/year
Mar-18	-	800,918	Fixed 6.5%/year
Apr-18	-	799,126	Fixed 6.5%/year
May-18	-	788,471	Fixed 6.5%/year
Jun-18	-	775,728	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jul-18	-	466,420	Fixed 6.5%/year
Aug-18	-	390,894	Fixed 6.5%/year

Sep-18	-	326,448	Fixed 6.5%/year
Oct-18	-	326,904	Fixed 6.5%/year
Nov-18	-	310,209	Fixed 6.5%/year
Dec-18	-	307,728	Fixed 6.5%/year
Jan-19		65,262	Fixed 6.5%/year

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.3    Westinghouse Milestone Payments

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-08	RCP, SG, RV	Issue LLM PO to Fabricator - Units 2 and 3 for RCP, S/G and RV	11,025,000	10,172,500	Handy-Whitman
Jul-08	VFD	Issue PO to VFD Fabricator - Units 2 and 3	583,676	236,966	Handy-Whitman
Aug-08	VFD	Issue Transformer PO by Fabricator - Units 2 and 3	14,537,852	13,735,864	Handy-Whitman
Sep-08	S/G	Issue Final S/G PO To Fabricator for Unit 2 & 3	1,147,207	236,966	Handy-Whitman
Oct-08	CMT	Issue CMT Material PO - Units 2 & Unit 3	1,295,536	236,966	Handy-Whitman
Nov-08	S/G	Issue SG Tubing PO for Unit 2 & 3	3,307,439	357,418	Handy-Whitman
Jan-09	RCP	Issue Final RCP PO to Fabricator - Units 2 and 3	33,258,540	9,702,733	Handy-Whitman
Apr-09	T/G	Issue TG PO to Fabricator - Units 2 and 3	12,242,461	901,954	Handy-Whitman
Jun-09	CMT	Receipt of CMT Material - Lower Head - Unit 2	53,804,601	2,262,140	Handy-Whitman
Sep-09	T/G	Vendor Issue PO for TG Condenser Material - Unit 2	34,096,852	3,264,585	Handy-Whitman
Dec-09	RV	Receipt at Fabricator - RV Flange Nozzle Shell Forging Unit 2	11,247,924	2,556,428	Handy-Whitman
Jan-10	RVI	Receipt of RVI Core Shroud Material - Unit 2	10,959,432	1,384,831	Handy-Whitman
Feb-10	T/G	Vendor Issue PO for TG MSR/FWH Material - Unit 2	12,498,226	1,502,445	Handy-Whitman
Mar-10	RCL Pipe	Acceptance of Raw Material - Unit 2	29,322,098	1,628,074	Handy-Whitman
May-10	Pressurizer	Perform Cladding on Bottom Head - Unit 2 PZR	15,417,168	20,066,630	Handy-Whitman
Jun-10	I&C/Simulator	Issue MWO for Unit 2 PMS Long-lead items	16,052,117	2,508,668	Handy-Whitman

Aug-10	T/G	Issue PO for TG Condenser Material - Unit 3	14,726,338	2,690,441	Handy-Whitman
Sep-10	Polar Crane	Issue PO to Polar Crane Fabricator - Unit 2 and 3	9,284,613	24,832,029	Handy-Whitman
Oct-10	I&C/Simulator	Issue MWO for Unit 2 IIS (Cabinets)	15,561,847	8,639,905	Handy-Whitman
Dec-10	RV	Receipt at Fabricator - RV Flange Nozzle Shell Forging Unit 3	6,887,325	3,447,041	Handy-Whitman
Jan-11	RVI	Receipt of Core Shroud Material - Unit 3	8,787,347	3,011,772	Handy-Whitman
Feb-11	Polar Crane	Issue PO for Main Hoist Drum and Wire Rope - Unit 2	5,631,866	3,336,606	Handy-Whitman
Mar-11	S/G	Receipt at Fabricator - 2nd CH Forging Unit 2	5,815,668	3,122,328	Handy-Whitman

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-11	T/G	Condenser Ready to Ship - Unit 2	6,521,712	4,211,702	Handy-Whitman
May-11	I&C/Simulator	Issue MWO for Unit 2 Special Monitoring System	6,830,994	13,192,561	Handy-Whitman
Jun-11	Fuel Hand'l Mch	Issue PO - Unit 2 & 3	5,367,008	4,340,803	Handy-Whitman
Jul-11	S/G	Receipt at Fabricator - 1st SG Tubing Unit 2	3,876,944	4,931,841	Handy-Whitman
Aug-11	RV	Completion of Outlet Nozzle Welding to Flange Nozzle Shell- Unit 3	3,408,666	4,364,875	Handy-Whitman
Sep-11	T/G	Start Fabrication TG Unit 2	4,098,004	5,339,531	Handy-Whitman
Oct-11	RCP	Completion of Stator Core - Unit 2	3,333,068	5,488,773	Handy-Whitman
Nov-11	S/G	Completion of 1st SG Tubing Installation Unit 2	3,098,184	6,643,612	Handy-Whitman
Dec-11	S/G	Completion of 2nd SG Tubing Installation Unit 2	2,967,518	6,053,316	Handy-Whitman
Jan-12	Passive RHR Hx	Final Post Weld Heat Treatment of 2nd Tubesheet - Unit 2	4,882,443	18,063,266	Handy-Whitman

Mar-12	VFD	Satisfactory Completion of FAT - Unit 2	2,206,954	5,053,867	Handy-Whitman
Apr-12	RCP	Delivery of Casings - Unit 2	3,350,228	9,198,465	Handy-Whitman
May-12	VFD	Start VFD Manufacturing - Unit 3	3,027,825	5,678,192	Handy-Whitman
Jun-12	Pressurizer	Shipment of Equipment to Site - Unit 2	2,056,485	4,974,680	Handy-Whitman
Jul-12	ACT	Satisfactory Completion of Hydrotest - Unit 3	2,106,421	4,553,575	Handy-Whitman
Aug-12	RV	Satisfactory Completion of Hydrotest - Unit 2	1,681,404	5,911,451	Handy-Whitman
Sep-12	S/G	Completion of 2nd CH to Tubesheet Assy Welding Unit 2	2,948,338	3,539,247	Handy-Whitman
Oct-12	IHP	Shipment of Equipment to Site - Unit 2	1,270,235	2,557,420	Handy-Whitman
Nov-12	RCP	Completion of Final Stator Assembly - Unit 2	2,837,346	2,471,869	Handy-Whitman
Dec-12	S/G	Satisfactory Completion of 1st SG Hydrotest - Unit 2	3,155,567	2,406,796	Handy-Whitman
Jan-13	I&C/Simulator	Complete Unit 2 DDS FAT procedures	5,583,962	2,193,908	Handy-Whitman
Feb-13	I&C/Simulator	Complete Unit 2 Plant Control System FAT procedures	6,263,279	2,480,545	Handy-Whitman
Mar-13	RVI	Shipment of Equipment to Site - Unit 2	1,730,963	1,932,490	Handy-Whitman
Apr-13	S/G	Shipment of Equipment to Site - Unit 2	2,944,647	5,554,939	Handy-Whitman
May-13	RCP	Satisfactory Completion of FAT - Unit 2	1,299,749	1,040,699	Handy-Whitman

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Jun-13	I&C/Simulator	Complete Unit 2 OCS FAT	1,673,793	1,644,981	Handy-Whitman
Jul-13	RCP	Shipment of Equipment to Site - Unit 2	1,832,889	1,731,163	Handy-Whitman

Aug-13	Aux-Res Xfmr	Satisfactory Completion of FAT - Unit 2	2,409,431	1,188,257	Handy-Whitman
Sep-13	Main Transformers	Main Transformers Ready to Ship - Unit 2	2,036,009	2,957,827	Handy-Whitman
Oct-13	I&C/Simulator	Ship Unit 2 DDS Equipment to Site	1,593,463	931,531	Handy-Whitman
Nov-13	Passive RHR Hx	Satisfactory Completion of Hydrotest - Unit 3	1,888,636	1,716,017	Handy-Whitman
Dec-13	S/G	Satisfactory Completion of 1st SG Hydrotest - Unit 3	1,150,706	1,263,259	Handy-Whitman
Jan-14	RCP	Satisfactory Completion of FAT - Unit 3	1,356,979	2,098,417	Handy-Whitman
Feb-14	I&C/Simulator	Complete Unit 3 Plant Control System FAT procedures	1,710,691	7,265,453	Handy-Whitman
Mar-14	RVI	Shipment of Equipment to Site - Unit 3	1,677,022	3,274,664	Handy-Whitman
Apr-14	S/G	Shipment of Equipment to Site - Unit 3	693,355	4,869,949	Handy-Whitman
May-14	Polar Crane	Shipment of Equipment to Site - Unit 3	1,464,798	2,786,411	Handy-Whitman
Jun-14	I&C/Simulator	Complete Unit 3 OCS FAT	636,891	1,793,910	Handy-Whitman
Jul-14	RCP	Shipment of Equipment to Site - Unit 3	624,622	2,014,584	Handy-Whitman
Aug-14	Aux-Res Xfmr	Satisfactory Completion of FAT - Unit 3	649,204	4,200,999	Handy-Whitman
Oct-14	I&C/Simulator	Ship Unit 3 DAS Equipment to Site	134,675	2,891,474	Handy-Whitman
Dec-14	Spt Fuel Strg Rack	Shipment of last rack module Unit 3	233,862	5,393,878	Handy-Whitman
Mar-15	Rx Vessel	Begin Installation Unit 3 Rx Vessel	119,400	4,682,401	Handy-Whitman
Jul-15	Project	Unit 2 Commence Fuel Load	10,366	1,089,897	Handy-Whitman

Aug-15	Containment Vessel	Install Containment Vessel Ring #3 - Unit 3	26,647	2,155,721	Handy-Whitman
Jan-16	Project	Unit 2 Commercial Operation		379,767	Handy-Whitman
Mar-16	Turbine Generator	Begin Installation Unit 3 High Pressure TG Rotor		1,230,978	Handy-Whitman
Jul-16	Turbine Generator	Begin Installation of Turbine Turning Gear EHC Valve Assembly		1,396,242	Handy-Whitman

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Dec-16	TG Bldg	Install Gland Sealing Steam Condenser - Unit 3		550,402	Handy-Whitman
Dec-17	Project	RCS - Pressurize to Cold Hydro - Unit 3		54,380	Handy-Whitman
Jul-18	Project	Unit 3 Commence Fuel Load		51,964	Handy-Whitman

F.1.4    Stone & Webster Fixed Price Milestone Payments

Stone & Webster Fixed Price
Payment Schedule
Investment Recovery

Invoice Date	Payment
Jul-08	$1,406,250
Oct-08	$1,406,250
Jan-09	$1,406,250
Apr-09	$1,406,250
Jul-09	$1,406,250
Oct-09	$1,406,250
Jan-10	$1,406,250
Apr-10	$1,406,250
Jul-10	$1,406,250
Oct-10	$1,406,250
Jan-11	$1,406,250
Apr-11	$1,406,250
Jul-11	$1,406,250
Oct-11	$1,406,250
Jan-12	$1,406,250
Apr-12	$1,406,250

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.5    Stone & Webster Firm Price Milestone Payment Schedule

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Apr-08
		U2
		U3
May-08
	U2 Contract Execution	U2	5/1/2008	$1,316,942
	U3 Contract Execution	U3	5/1/2008	$0
Jun-08
	U2 Milestone TBD	U2	6/1/2008	$1,316,941
	U3 Milestone TBD	U3	6/1/2008	$0
Jul-08
	U2 Milestone TBD	U2	7/1/2008	$1,992,338
	U3 Milestone TBD	U3	7/1/2008	$0
Aug-08
	U2 Milestone TBD	U2	8/1/2008	$1,992,338
	U3 Milestone TBD	U3	8/1/2008	$0
Sep-08
	U2 Milestone TBD	U2	9/1/2008	$1,992,338
	U3 Milestone TBD	U3	9/1/2008	$0
Oct-08
	U2 Milestone TBD	U2	10/1/2008	$2,761,499
	U3 Milestone TBD	U3	10/1/2008	$0
Nov-08
	U2 Milestone TBD	U2	11/1/2008	$2,761,499
	U3 Milestone TBD	U3	11/1/2008	$0
Dec-08
	U2 Milestone TBD	U2	12/1/2008	$2,761,499
	U3 Milestone TBD	U3	12/1/2008	$0
Jan-09
	U2 Milestone TBD	U2	1/1/2009	$6,063,081
	U3 Milestone TBD	U3	1/1/2009	$0
Feb-09
	U2 Milestone TBD	U2	2/1/2009	$6,063,081
	U3 Milestone TBD	U3	2/1/2009	$0
Mar-09
	U2 Milestone TBD	U2	3/1/2009	$6,063,081
	U3 Milestone TBD	U3	3/1/2009	$0
Apr-09
	U2 Milestone TBD	U2	4/1/2009	$25,741,621
	U3 Milestone TBD	U3	4/1/2009	$0
May-09
	U2 Milestone TBD	U2	5/1/2009	$25,741,621
	U3 Milestone TBD	U3	5/1/2009	$0

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Jun-09
	U2 Milestone TBD	U2	6/1/2009	$25,741,621
	U3 Milestone TBD	U3	6/1/2009	$0
Jul-09
	U2 Milestone TBD	U2	7/1/2009	$13,654,286
	U3 Milestone TBD	U3	7/1/2009	$0
Aug-09
	U2 Milestone TBD	U2	8/1/2009	$13,654,286
	U3 Milestone TBD	U3	8/1/2009	$0
Sep-09
	U2 Milestone TBD	U2	9/1/2009	$13,654,286
	U3 Milestone TBD	U3	9/1/2009	$0
Oct-09
	U2 Milestone TBD	U2	10/1/2009	$12,839,878
	U3 Milestone TBD	U3	10/1/2009	$156,431
Nov-09
	U2 Milestone TBD	U2	11/1/2009	$12,839,878
	U3 Milestone TBD	U3	11/1/2009	$156,431
Dec-09
	U2 Milestone TBD	U2	12/1/2009	$12,839,878
	U3 Milestone TBD	U3	12/1/2009	$156,427
Jan-10
	U2 Milestone TBD	U2	1/1/2010	$11,218,515
	U3 Milestone TBD	U3	1/1/2010	$2,840,809
Feb-10
	U2 Milestone TBD	U2	2/1/2010	$11,218,515
	U3 Milestone TBD	U3	2/1/2010	$2,840,809
Mar-10
	U2 Milestone TBD	U2	3/1/2010	$11,218,515
	U3 Milestone TBD	U3	3/1/2010	$2,840,809
Apr-10
	U2 Milestone TBD	U2	4/1/2010	$12,687,436
	U3 Milestone TBD	U3	4/1/2010	$2,882,174
May-10
	U2 Milestone TBD	U2	5/1/2010	$12,687,436
	U3 Milestone TBD	U3	5/1/2010	$2,882,174
Jun-10
	U2 Milestone TBD	U2	6/1/2010	$12,687,436
	U3 Milestone TBD	U3	6/1/2010	$2,882,174
Jul-10
	U2 Milestone TBD	U2	7/1/2010	$14,527,888
	U3 Milestone TBD	U3	7/1/2010	$2,005,930
Aug-10
	U2 Milestone TBD	U2	8/1/2010	$14,527,888

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
	U3 Milestone TBD	U3	8/1/2010	$2,005,930
Sep-10
	U2 Milestone TBD	U2	9/1/2010	$14,527,888
	U3 Milestone TBD	U3	9/1/2010	$2,005,930
Oct-10
	U2 Milestone TBD	U2	10/1/2010	$15,012,445
	U3 Milestone TBD	U3	10/1/2010	$2,271,864
Nov-10
	U2 Milestone TBD	U2	11/1/2010	$15,012,445
	U3 Milestone TBD	U3	11/1/2010	$2,271,864
Dec-10
	U2 Milestone TBD	U2	12/1/2010	$15,012,445
	U3 Milestone TBD	U3	12/1/2010	$2,271,864
Jan-11
	U2 Milestone TBD	U2	1/1/2011	$13,870,453
	U3 Milestone TBD	U3	1/1/2011	$2,821,782
Feb-11
	U2 Milestone TBD	U2	2/1/2011	$13,870,453
	U3 Milestone TBD	U3	2/1/2011	$2,821,782
Mar-11
	U2 Milestone TBD	U2	3/1/2011	$13,870,453
	U3 Milestone TBD	U3	3/1/2011	$2,821,782
Apr-11
	U2 Milestone TBD	U2	4/1/2011	$10,505,468
	U3 Milestone TBD	U3	4/1/2011	$2,831,912
May-11
	U2 Milestone TBD	U2	5/1/2011	$10,505,468
	U3 Milestone TBD	U3	5/1/2011	$2,831,912
Jun-11
	U2 Milestone TBD	U2	6/1/2011	$10,505,468
	U3 Milestone TBD	U3	6/1/2011	$2,831,912
Jul-11
	U2 Milestone TBD	U2	7/1/2011	$10,012,667
	U3 Milestone TBD	U3	7/1/2011	$3,218,475
Aug-11
	U2 Milestone TBD	U2	8/1/2011	$10,012,667
	U3 Milestone TBD	U3	8/1/2011	$3,218,475
Sep-11
	U2 Milestone TBD	U2	9/1/2011	$10,012,667
	U3 Milestone TBD	U3	9/1/2011	$3,218,475
Oct-11
	Unit 3 milestone TBD	U3	1-Oct-11	$3,599,002
N0003CC001	Cure Time for Nuclear Island Basemat	U2	7-Oct-11	$3,166,294

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
C2103CR000	Aux Bldg - Begin Concrete Rebar Installation (Does Not Include CA20), EL 66'6	U2	17-Oct-11	$3,166,294
N0003CC000	Place Concrete for Unit 2 Nuclear Island Basemat	U2	3-Oct-11	$3,166,294
Nov-11
	Unit 3 milestone TBD	U3	1-Nov-11	$3,599,002
C2153MH100	Aux Bldg - Begin Installation of Aux Bldg Elevator, Clean & Dirty Sides, EL 66'6	U2	10-Nov-11	$3,166,294
C2103EF000	Aux Bldg - Begin Electrical Equipment Installation, EL 66'6 All Areas	U2	10-Nov-11	$3,166,294
C2153PL000	Aux Bldg - Begin Installation of Large Bore Piping , EL 66'6	U2	4-Nov-11	$3,166,294
Dec-11
	Unit 3 milestone TBD	U3	1-Dec-11	$3,599,002
C2103CCCA000	Aux Bldg - Begin Concrete Fill of CA20 Structural Module, EL 66'6	U2	16-Dec-11	$3,166,294
C1103CC003	Containment - Place Concrete to EL 71'-6 & Containment Sump Curbs (KQ11)	U2	12-Dec-11	$3,166,294
C2213CC000	Aux Bldg - Begin Placement of Concrete, EL 82'6	U2	2-Dec-11	$3,166,294
Jan-12
	Unit 3 milestone TBD	U3	1-Jan-12	$3,594,868
C2253R251000	Aux Bldg - Begin Installation of R251 SFS/WLS Commodity Module EL 82'6	U2	13-Jan-12	$3,068,461
C2253ME0100	Aux Bldg - Begin Installation of Spent Fuel Pool Heat Exchangers, EL 82'-6	U2	11-Jan-12	$3,068,461
C2233CC101	Aux Bldg - Place Concrete Floor at Column Line 1-2, EL 82'6 Area 5 & 6	U2	30-Dec-11	$3,068,461
Feb-12
	Unit 3 milestone TBD	U3	1-Feb-12	$3,594,868
C100ITAC01	ITAAC 3.3.11 - Concrete Over Soft Soil @ 84'	U2	7-Feb-12	$3,068,461
C2213CC101	Aux Bldg - Place Concrete Floor Slabs, EL 82'6 Area 1	U2	3-Feb-12	$3,068,461
C2173CC002	Aux Building - Place Concrete Under Containment Vessel (CV), EL 74'6 to 82'6 Areas 7 & 8	U2	31-Jan-12	$3,068,461
Mar-12
	Unit 3 milestone TBD	U3	1-Mar-12	$3,594,868
C2413CA000	Aux Bldg - Begin Installation of CA22 Floor Module, EL 82'6	U2	8-Mar-12	$3,068,461
C2133MX000	Aux Bldg - Begin Installation of Duct, EL 66'6	U2	5-Mar-12	$3,068,461
C2103KU000	Aux Bldg - Begin Installation of Standard Service Modules (KU), EL 66'6 Corridor Areas 3, 4 & 5	U2	2-Mar-12	$3,068,461

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Apr-12
	Unit 3 milestone TBD	U3	1-Apr-12	$5,167,905
T2203CC033	Turbine Bldg - Concrete Cure for Condensate Trench Bottom Mat, EL 89' Area 0	U2	27-Mar-12	$2,703,564
A4243CC002	Annex Bldg - Place Slab On Grade, Rooms 40311 & 40325 Column Lines 7.8 - 13 & A - E, EL 100' Area 4	U2	2-Apr-12	$2,703,564
A4243PP004	Annex Bldg - Install Underground Plumbing Piping, Rooms 40326 - 40327& 40350 - 40357 EL 89' Area 4	U2	23-Mar-12	$2,703,564
May-12
	Unit 3 milestone TBD	U3	1-May-12	$5,167,905
T2203CR012	Turbine Bldg - Install Rebar for Circ Water (CWS) Trench Turbine Bldg - West Wall, EL 89' Area 0	U2	3-May-12	$2,703,564
C2203AF110	Aux Bldg - Install Fire Protection Equipment, EL 82'6 - 100'	U2	17-Apr-12	$2,703,564
T2203CR011	Turbine Bldg - Install Rebar for Circ Water (CWS) Trench North and South Walls, EL 89' Area 0	U2	23-Apr-12	$2,703,564
Jun-12
	Unit 3 milestone TBD	U3	1-Jun-12	$5,167,905
A4213PP002	Annex Bldg - Install Floor Drains, Piping & Embeds in Basemat, EL 89' Areas 1, 2 & 3	U2	25-May-12	$2,703,564
C1203CR112	Containment - Install & Connect Rebar Adjacent to Containment Vessel to 107'2, West Side	U2	24-May-12	$2,703,564
T2203CC010	Turbine Bldg - Place Concrete (CWS) Trench Walls 89' to 100'	U2	30-May-12	$2,703,564
Jul-12
	Unit 3 milestone TBD	U3	1-Jul-12	$5,878,558
A4313CR002	Annex Bldg - Install & Connect Rebar For 2' Wall at Col 9, E-H.03/6.5, EL 100' - 118'2 Areas 1 & 2	U2	5-Jul-12	$2,577,833
C1233MT000	Containment - Begin Installation of PXS Accumulator Tanks, EL 84'6	U2	6-Jul-12	$2,577,833
A4323CR014	Annex Bldg - Install & Connect Rebar for North Grade Wall at Column Line 4.1, EL 100' to 107'2 Areas 2 & 3	U2	22-Jun-12	$2,577,833
Aug-12
	Unit 3 milestone TBD	U3	1-Aug-12	$5,878,558
T2203CR042	Turbine Bldg - #1 Install and Connect Rebar for Turbine Bldg Basemat at Column Lines 18-20, EL 100', Area 3	U2	1-Aug-12	$2,577,833

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
T2203CR052	Turbine Bldg - #4 Install and Connect Rebar for Turbine Bldg Basemat at Column Line 14-17 & Column Line I.2 - R, EL 100'	U2	1-Aug-12	$2,577,833
A4323CC011	Annex Bldg - Place East Grade Wall at Column Line E, EL 100'-107'2 Areas 2 & 3	U2	3-Aug-12	$2,577,833
Sep-12
	Unit 3 milestone TBD	U3	1-Sep-12	$5,878,558
C1203KQ2301	Containment - Install KQ23 Upper Chemical Volume Control System (CVS) Module, EL 84'6 Room 11209 Area 2	U2	28-Aug-12	$2,577,833
A4443MSV02	Annex Bldg - Install Roof Ventilator VXS-MY-V02, EL 118'6 Area 4	U2	30-Aug-12	$2,577,833
C1203CC007	Containment - Place Mass Concrete to EL 107'2 with Curbs 108'-2 Northeast	U2	31-Aug-12	$2,577,833
Oct-12
	Unit 3 milestone TBD	U3	1-Oct-12	$7,020,140
C1443AX021	Containment - Prepare & Prime Floors and Walls, EL 107'2 to 118'6	U2	24-Sep-12	$2,318,645
T2313CH81A	Turbine Bldg - Install T/G Support Module 2031-CH-81A	U2	1-Oct-12	$2,318,645
T2203ER010	Turbine Bldg - Install Cable Trays & Supports EL 89' to 100' 0"	U2	7-Sep-12	$2,318,645
Nov-12
	Unit 3 milestone TBD	U3	1-Nov-12	$7,020,140
T2343SS001	Turbine Bldg - Erect Structural Steel at Column Line I.2-L.1 12.1-14, EL 116'9 -134'6 Area 4	U2	29-Oct-12	$2,318,645
A4343PP002	Annex Bldg - Install & Finish Plumbing Fixtures, EL 100' Area 4	U2	22-Oct-12	$2,318,645
T2403C3010	TURBINE BLDG - SET & INSTALL MONORAILS EL 117' 6" to 135' 3"	U2	29-Oct-12	$2,318,645
Dec-12
	Unit 3 milestone TBD	U3	1-Dec-12	$7,020,140
A4343EL002	Annex Bldg - Install Lighting & Complete Electrical, EL 100' Area 4	U2	14-Nov-12	$2,318,645
A4343PX100	Annex Bldg - Paint Piping, EL 100' Area 4	U2	19-Nov-12	$2,318,645
C2353AX000	Aux Bldg - Begin Preparation & Priming of Surfaces, EL 100' to 117'6	U2	3-Dec-12	$2,318,645
Jan-13
	Unit 3 milestone TBD	U3	1-Jan-13	$6,543,977
Y0223MT500	ERECT - HYDROGEN STORAGE TANK AREA	U2	26-Dec-12	$2,281,490
C2353AX001	Aux Bldg - Prepare & Prime Surfaces, EL 100' to 117'6 Areas 5 & 6	U2	19-Dec-12	$2,281,490

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
A4323TX000	Annex Bldg - Perform Piping Integrity Check, EL 100' Area 2	U2	19-Dec-12	$2,281,490
Feb-13
	Unit 3 milestone TBD	U3	1-Feb-13	$6,543,977
T2503EV010	Turbine Bldg - Set & Install VFD's EL 135' 3" to 161' 0"	U2	7-Feb-13	$2,281,490
T2303CC101	Turbine Bldg - Place Concrete Slab above Grade (SAG) at Column Line K.1-P.1 & 12.1-14, EL 117'6 Area 0	U2	31-Jan-13	$2,281,490
C2453CC100	Aux Bldg - Place Concrete Floor, EL 117'-6 Areas 5 & 6	U2	31-Jan-13	$2,281,490
Mar-13
	Unit 3 milestone TBD	U3	1-Mar-13	$6,543,977
C1403CF001	Containment - Install Concrete Reinforcing Slab at EL 135'3	U2	21-Feb-13	$2,281,490
T2383EG001	Turbine Bldg - Ground Structural Steel at Heater Bay, EL 100'	U2	27-Feb-13	$2,281,490
C2173TX005	Aux Bldg - Perform Piping Integrity Check, EL 66'-6 Areas 7 & 8	U2	18-Feb-13	$2,281,490
Apr-13
STEDS35000	(EDS) TEST SWITCH BOARDS	U2	8-Apr-13	$2,443,631
STTCS45000	(TCS) TEST PUMPS	U2	4-Apr-13	$2,443,631
C2773CM000	Aux Bldg - Begin Installation of Reinforcing Assemblies , EL 262'9 to 333'9	U2	8-Apr-13	$2,443,631
May-13
A4513MA001	Annex Bldg - Install Battery Room Exhaust Fan VXS-MA-09A & B, EL 135''3 Area 1	U2	2-May-13	$2,443,631
T2313PL001	Turbine Bldg - Install High Pressure Turbine Cross Under Exhaust East & West Pipe Spool, EL 100' Area 1	U2	15-Apr-13	$2,443,631
C2653CF101	Aux Bldg - Form Deck Roof Slab at Column Line I-J1 & 2-4, EL 153' Area 5	U2	26-Apr-13	$2,443,631
Jun-13
T2513MG001	Turbine Bldg - Install Turbine Lower casings, EL 161'-2 Area 1	U2	16-May-13	$2,443,631
C2103CR131	Aux Bldg - Install Grounding	U3	7-Jun-13	$10,173,013
N0003CR500	Install Nuclear Island Basemat Lower Rebar & Embeds	U3	30-Apr-13	$10,173,013
Jul-13
C2353CM900	Aux Bldg - Assemble Wall Rebar for EL 100'-135'3 Areas 1 - 8	U3	29-Apr-13	$3,548,315
T2323PL035	Turbine Bldg - Install Piping Make Up Pieces to Auxiliary Boiler Equipment & Modules, El 100' Area 2	U2	11-Jun-13	$5,397,370
STIDS65000	(IDS) TEST SWITCH BOARDS	U2	25-Jun-13	$5,397,370

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Aug-13
C2153CF005	Aux Bldg - Install Forms for Butting Wall J-2 & K-2 EL 66'-84' Area 6	U3	14-Aug-13	$3,548,315
C2103CF000	Aux Bldg - Begin Installation of Concrete Forms, EL 66'6	U3	12-Aug-13	$3,548,315
N0003CC000	Place Concrete for Unit 3 Nuclear Island Basemat	U3	1-Aug-13	$3,548,315
Sep-13
C2153AX030	Aux Bldg - Prepare & Prime Surfaces, EL 66'6 Area 4	U3	5-Sep-13	$3,548,315
C2103EF000	Aux Bldg - Begin Electrical Equipment Installation, EL 66'6 All Areas	U3	11-Sep-13	$3,548,315
T2303TX000	Turbine Bldg - Perform Piping Integrity Check, EL 89' & 100' Area 0	U2	22-Aug-13	$5,397,370
Oct-13
STASS15000	(ASS) TEST CIRCUIT BREAKERS	U2	23-Sep-13	$3,103,228
C2123CF011	Aux Bldg - Install Wall Form at Column Line 9.5 From I to K, EL 66'6 - 84'6 Area 2	U3	3-Oct-13	$6,985,199
STCCS20000	(CCS) TEST CIRCUIT BREAKERS	U2	16-Sep-13	$3,103,228
Nov-13
C2343CF000	Aux Bldg - Begin Installation of Wall Forms, EL 100'	U3	7-Nov-13	$6,985,199
T2393EW000	Turbine Bldg - Pull & Terminate Cable, EL89' & 100' Area 9	U2	14-Oct-13	$3,103,228
C2123JE011	Aux Bldg - Install Instruments to Support Hydro Test, EL 66'6 to 82'6 Areas 1 & 2	U2	1-Nov-13	$3,103,228
Dec-13
STRNS15000	(RNS) TEST CIRCUIT BREAKERS	U2	22-Nov-13	$3,103,228
C1103CR010	Containment - Install Rebar for Steam Generator Floors, EL 83'	U3	3-Dec-13	$6,985,199
C1243CB510	Containment - Install CB51 Steam Gen #1 Room Wall Panel Module (A), EL 80'-83' Room 11201 Areas 1 & 2	U3	25-Nov-13	$6,985,199
Jan-14
S0EC9TE021	ECS ENERGIZE 4160V SWGEAR TURB EL 135' A 7 14.	U2	6-Jan-14	$2,086,526
C1203CC087	Containment - Place Concrete to EL 87' 6	U3	3-Jan-14	$9,070,776
C1203CC000	Containment - Begin Concrete Placement, EL 84'6 - 108'2	U3	3-Jan-14	$9,070,776
Feb-14
S0CW3TX000	CWS - SYSTEM HYDRO TURB & YARD	U2	17-Feb-14	$2,086,526
S0CV3TX011	CVS FLUSH P 1 W/TMP PMP THRU CVS SKID TO SF POOL	U2	10-Feb-14	$2,086,526
C1133CA045	Containment - Remove Bracing from CA04 Reactor Vessel Cavity / RCDT Structural Module, EL 87'6	U3	30-Jan-14	$9,070,776

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Mar-14
S0CC3TX005	CCS HYDRO PKG A IN AUX BUILDING FROM 100' to 135'3	U2	6-Mar-14	$2,086,526
S0FP3TX009	FPS HYDRO PKG H AUX 3,4,5,6 ABOVE 135' & Above	U2	6-Mar-14	$2,086,526
STMSS35000	(MSS) TEST RELIEF VALVES	U2	12-Feb-14	$2,086,526
Apr-14
C2403CF000	Aux Bldg - Begin Installation of Concrete Wall Forms, EL 118'6 - 133'	U3	25-Apr-14	$3,817,178
C2173PL001	Aux Bldg - Install Make Up Piping for Cradle Reinforcement South, EL 66'6 Area 7	U3	14-Apr-14	$3,817,178
C2263CC002	Aux Bldg - Place Concrete at Column Line North Wall Column Line 2 - 4, EL 89' thru 98'1 Area 6	U3	15-Apr-14	$3,817,178
STCDS25000	(CDS) TEST MOTOR HEATERS	U2	3-Apr-14	$3,113,903
T2203PL050	Turbine Bldg - Flush & Hydro all Large Bore Pipe, By System, El All	U2	11-Feb-14	$3,113,903
May-14
C2223CC100	Aux Bldg - Place Concrete Floor Slabs, EL 82'6 Area 2	U3	14-May-14	$3,817,178
C2123CC021	Aux Bldg - Place Concrete Beams at Column Line 9.1 - 9.5, J & K to 81'-6	U3	14-May-14	$3,817,178
Jun-14
C2233MV000	Aux Bldg - Begin Installation of Degasifier Column, EL 74'6	U3	17-Jun-14	$3,817,178
A4213XE002	Annex Bldg - Excavate for Basemat (Check Soil Conductivity), EL 89' Area 1A	U3	9-Jun-14	$3,817,178
Jul-14
A4213EG001	Annex Bldg - Install Basemat Grounding Grid, Column Lines 2 - 13 & A - I1, EL 89' Areas 1, 2, 3 & 4	U3	26-Jun-14	$4,131,950
A4343AM001	Annex Bldg - Install Masonry Wall Column Line C.5 Corridor Wall, Rooms 40311 & 40319, EL 100' - 118' Area 4	U3	25-Jun-14	$4,131,950
Aug-14
C2343CC000	Aux Bldg - Begin Concrete Placement, EL 107'2	U3	21-Aug-14	$4,131,950
C2343CP013	Aux Bldg - Install Precast Panels, EL 100' for Room 12351 Area 4	U3	18-Aug-14	$4,131,950

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Sep-14
C2333PH000	Aux Bldg - Begin Installation of Personnel Access Hatch from Aux Bldg to Containment, EL 107'2	U3	12-Sep-14	$4,131,950
T2203CC020	Turbine Bldg - Install 6" Work Mat below Turbine Bldg Basemat, EL 95'6 Area 0	U3	9-Sep-14	$4,131,950
Oct-14
A4313CY001	Annex Bldg - Cure 2' Wall at Column Line 9,E-H.03/6.5 Room 40309, EL 100' Area 1	U3	9-Oct-14	$1,819,340
C2523CC005	Aux Bldg - Place Concrete Wall at Column I 7.3-10, EL 133'- 149' Area 2	U3	14-Oct-14	$1,819,340
A4313CC003	Annex Bldg - Place 2' Wall at Col 12-13 & G.2-H.03 (Room 40305), EL 100' - 117'2 Area 1	U3	13-Oct-14	$1,819,340
Nov-14
T2203CC032	Turbine Bldg - #2 Place Turbine Bldg Basemat, Areas 8 & 9, EL 100'0	U3	12-Nov-14	$1,819,340
C2473AX078	Aux Bldg - Prepare & Prime Walls, EL 117'6 to 135'3 Areas 7 And 8	U3	27-Oct-14	$1,819,340
C2673CF002	Aux Bldg - Install Shield Wall Form at 5-N EL 165'-181' Areas 7 & 8	U3	4-Nov-14	$1,819,340
Dec-14
A4323CF013	Annex Bldg - Install Forms East Grade Wall Col. Line E, Rooms 40326, 40353, 40357, 40340, EL 100' - 107'2 Areas 2 & 3	U3	1-Dec-14	$1,819,340
T2203CC062	Turbine Bldg - #5 Place Turbine Bldg Basemat at Column Line 11-12.1, EL 100'	U3	4-Dec-14	$1,819,340
A4443MSV02	Annex Bldg - Install Roof Ventilator VXS-MY-V02, EL 118'6 Area 4	U3	20-Nov-14	$1,819,340
Jan-15
T2333CH81C	Turbine Bldg - Install CH81C North Turbine Turning Gear (TG)Support Module 2033-CH81C, EL 100' Area 3	U3	6-Jan-15	$1,896,781
A4313CF105	Annex Bldg - Install Forms for Area 1, EL 117'6	U3	22-Dec-14	$1,896,781
Feb-15
C2673CC007	Aux Bldg - Place Concrete Shield Wall at Column 5-Q EL 179' - 213' Areas 7 & 8	U3	2-Feb-15	$1,896,781
A4433CF006	Annex Bldg - Install Forms for 1' Wall at Column Line 4 E-H, EL 120' To 134' Areas 2 & 3	U3	23-Jan-15	$1,896,781
T2403CT010	Turbine Bldg - Install Cable Trays & Supports EL 117' 6" to 135' 3"	U3	9-Jan-15	$1,896,781
Mar-15
T2303EG001	Turbine Bldg - Ground Structural Steel at Column Line 12-14, EL 100'	U3	9-Mar-15	$1,896,781

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
S0EC3TE116	ECS ENERGIZE MCC'S 132/232 TEMP POW AUX 100'	U3	11-Mar-15	$1,896,781
C1503MV502	Containment - Install Ring #2 Including Walkway, Horizontal CircularTray and Piping, EL 135'3	U3	11-Mar-15	$1,896,781
Apr-15
A4433MH002	Annex Bldg - Install 5 Ton Crane and Hook Column Line 2 - 4 & G - H Room 40358, EL 107'2 Area 3	U3	13-Apr-15	$1,525,128
T2343CC101	Turbine Bldg - Place Concrete Slab above Grade (Slab above Grade (SAG)) at I.2-K.1 & 12.1-14, EL 117'-6 Area 4	U3	10-Apr-15	$1,525,128
A4613CY001	Annex Bldg - 1D, Cure 2' Wall at Column Line 9, E-H.03/6.5	U3	6-Apr-15	$1,525,128
May-15
A4513MA009	Annex Bldg - Install Exhaust Fans (VBS/VXS-MA-09/13), EL 135'3 Area 1	U3	6-May-15	$1,525,128
T2303ET100	Turbine Bldg - Install Lighting Transformers, EL 100' Area 0	U3	23-Apr-15	$1,525,128
C2533SS001	Aux Bldg - Install Structural Steel Roof Framing & Deck, EL 160' Areas 3 & 4	U3	22-Apr-15	$1,525,128
Jun-15
C1203CA026	Containment - Align & Tack Structural Modules CA02, CA03, & CA56, EL 84'6 - 135'3	U3	15-Jun-15	$1,525,128
T2323ME011	Turbine Bldg - Install Lower (CDS) Condenser Shell C, El 100' Area 2	U3	12-Jun-15	$1,525,128
C2703CH6701	Aux Bldg - Install CH67 Upper Annulus Stair/Lift Platform, EL 243' to 261	U3	12-Jun-15	$1,525,128
Jul-15
T2303KT040	Turbine Bldg - Install KT04 Service Water System (SWS) Strainer Module, EL 100' Area 0	U3	15-Jul-15	$1,658,275
C2503ER100	Aux Bldg - Install Conduit, EL 153' to 264'-6"	U3	18-Jun-15	$1,658,275
Aug-15
C2113PLV035	Aux Bldg - Install Valves, EL 117'6 to 135'3	U3	28-Jul-15	$1,658,275
A4723AR001	Annex Bldg - Install Elevator Mechanical Equipment, EL 180' Areas 2 & 3	U3	6-Aug-15	$1,658,275
T2213ER101	Turbine Bldg - Install Cable Tray Along Column Line R 13.1-17, EL 99' Area 1	U3	21-Jul-15	$1,658,275
Sep-15
T2483W4800	Turbine Bldg - Install W480 Feedwater (FWS)Booster Pump Suction Pipe Module, EL 117'6 Area 8	U3	4-Sep-15	$1,658,275

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
A4323TE000	Annex Bldg - Perform Construction Pre - Turnover Electrical Check Out, EL 107'-2 Area 2	U3	3-Sep-15	$1,658,275
T2323PL010	Turbine Bldg - Fitup Circ Water System (CWS) Supply & Return Piping to the Condenser, EL 100' Area 2	U3	26-Aug-15	$1,658,275
Oct-15
TW581048	Turbine Building-INSTALL MODULE W581-South Heater Bay Vertical Pipe Chase	U3	7-Oct-15	$1,410,675
T2363PL025	Turbine Bldg - Install Piping from Condensate Pump Discharge to CPS Equipment Package, EL 100' Area 6	U3	28-Sep-15	$1,410,675
Nov-15
T2483KT480	Turbine Bldg - Install KT48 VYS Module, EL 117'-6 Area 8	U3	17-Nov-15	$1,410,675
TKT34021	Turbine Building-INSTALL MODULE KT34-LOS Clean Oil Transfer Pump Module	U3	12-Nov-15	$1,410,675
T2683W6800	Turbine Bldg - Install W680 Feedwater (FWS) Min-Flow Pipe Module, EL 135 Area 8	U3	11-Nov-15	$1,410,675
C2113TE000	Aux Bldg - Begin Construction Testing (Hot & Cold Checks) of Electrical Components, EL 66'-6	U3	16-Nov-15	$1,410,675
Dec-15
T2403CC450	Turbine Bldg - Install Dike Wall at Column Lines 12.1-13.1 & P.1-R in LOS Room, EL 117'-6	U3	4-Dec-15	$1,410,675
Jan-16
T2693TX000	Turbine Bldg - Perform Piping Integrity Check, EL 161' Area 9	U3	31-Dec-15	$824,163
S2213DC011	Aux Bldg - Install EDS Batteries in Division B Battery Room 12204, EL 82'-6 Area 1	U3	6-Jan-16	$824,163
T2393EW101	Turbine Bldg - Pull Cable from MCC'S on EL 117'6 to all Areas, EL 100'	U3	19-Oct-15	$824,163
C2513TX000	Aux Bldg - Begin Piping Integrity Checks, EL 135'-3	U3	5-Jan-16	$824,163
Feb-16
S0ED9TE011	Aux Bldg - Charge EDS Batteries	U3	29-Jan-16	$824,163
STRWS25000	(RWS) TEST CIRCUIT BREAKERS	U3	25-Jan-16	$824,163
S0RN3TX001	RNS HYDRO PKG B FROM PUMP DISC TO ISO VALVE	U3	22-Jan-16	$824,163
Mar-16
S0EC3TE125	ECS ELECTR CHECK OUT MCC'S 312/313 TURB 117'	U3	16-Mar-16	$824,163
Y0213PF000	Yard - Excavate & Install Underground Diesel Fuel Lines	U3	8-Jan-16	$824,163

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Apr-16
STIDS65000	(IDS) TEST SWITCH BOARDS	U3	12-Apr-16	$749,012
STIDS50000	(IDS) TEST FUSE PANELS	U3	5-Apr-16	$749,012
S0EC9TE040	ECS ENERGIZE LOAD CENTRS TURB 135' A 7	U3	5-Apr-16	$749,012
C1009TN072	UNIT 2 Substantial Completion	U2	1-Apr-16	$13,630,690
May-16
T2553TX000	Turbine Bldg - Perform Piping Integrity Check, EL 135'-3 Area 5	U3	6-May-16	$749,012
T2503TX000	Turbine Bldg - Perform Piping Integrity Check, EL 135'-3 Area 0	U3	6-May-16	$749,012
C1203CA310	Containment - Install CA31 Steel Floor, EL 107'2 Reactor Vessel Cavity Floor Module (11105 Ceiling, Floor 11504)	U3	11-May-16	$749,012
Jun-16
S0RN3TX002	RNS - HYDRO PKG B FM IRWST/CVS 7&8 TO RNS PUMPS	U3	6-Jun-16	$749,012
STVWS20000	(VWS) TEST PUMP MOTORS	U3	8-Jun-16	$749,012
T2503AF100	Turbine Bldg - Install Fire Protection Equipment, EL 135'3	U3	27-Apr-16	$749,012
Jul-16
C214PDT160	Aux Bldg - Install WLS PDT-160 Waste After Filter Differential Pressure Transmitter, EL 66'6 Room 12151 Area 4	U3	19-Jul-16	$666,387
C2113JE000	Aux Bldg - Begin Installation of Instrumentation in all Rooms, EL 66'6 to 82'6	U3	19-Jul-16	$666,387
C1403TX100	Containment - Perform Piping Integrity Check, EL 118'6 - 135'3	U3	8-Jul-16	$666,387
Aug-16
A4413DR002	Annex Bldg - Pull Cable & Terminate, EL 117' Area 1	U3	22-Jul-16	$666,387
T2433TX000	Turbine Bldg - Perform Piping Integrity Check, EL 117'-6 Area 3	U3	2-Aug-16	$666,387
STDWS15000	(DWS) TEST CIRCUIT BREAKERS	U3	1-Aug-16	$666,387
Sep-16
R5333EW070	Radwaste Bldg - Pull Cable, Room 50353, EL 100' Area 3	U3	8-Sep-16	$666,387
STRNS25000	(RNS) TEST PUMP MOTORS	U3	6-Sep-16	$666,387
T2413EW000	Turbine Bldg - Pull Cable & Terminate ,EL 117'6 Area 1	U3	22-Aug-16	$666,387
Oct-16
T2433TE000	Turbine Bldg - Perform Pre - Turnover Construction Electrical Check Out, EL 117'-6 Area 3	U3	6-Oct-16	$547,179

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
C2323ES005	Aux Bldg - Activate Class 1E DC and UPS System (IDS) A/B/D DK-1 to RNS Isolation Valve Control Power	U3	13-Oct-16	$547,179
T2573EW001	Turbine Bldg - Pull Cable from MCC'S on EL 117' to all Areas EL 135'3	U3	29-Jul-16	$547,179
Nov-16
S0FP9TP003	FPS HYDRANT FLUSH & PRESSURE TEST	U3	16-Nov-16	$547,179
C1703MH011	Containment - Perform Testing of Polar Crane (MHS-MH-01), EL 135'3 Area 1	U3	10-Nov-16	$547,179
T2543EW000	Turbine Bldg - Pull & Terminate Cable, EL 135'-3 Area 4	U3	18-Oct-16	$547,179
Dec-16
D6323EW120	Diesel Gen Bldg - Pull Cable & Terminate - Drain Sump Pump (WWS-MP-B), EL 100 Area 2	U3	12-Dec-16	$547,179
C1203TE040	Containment - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 84'6 to 107'2	U3	16-Nov-16	$547,179
C1603TX110	Containment - Perform Piping Integrity Check, EL 162'1 & above	U3	10-Nov-16	$547,179
Jan-17
C1103PN011	Containment - Install Balance of Piping Insulation (as required), EL 66'6 to 71'6 All Areas	U3	13-Jan-17	$551,508
C2513PN000	Aux Bldg - Begin Installation ofl Balance of Piping Insulation after Hydro, EL EL 135'3 to 153'	U3	16-Jan-17	$551,508
T2523TX000	Turbine Bldg - Perform Piping Integrity Check, EL 135'-3 Area 2	U3	4-Jan-17	$551,508
Feb-17
T2503AR010	Turbine Bldg - Activate Switchgear & Electrical Rooms, EL 135'-3	U3	2-Feb-17	$551,508
C1503KU05AZ	Containment - Install KU05AZ Standard Service Module South, EL 135'3 Room 11500 Area 1	U3	14-Feb-17	$551,508
T2743TX000	Turbine Bldg - Perform Piping Integrity Check, EL 226' Area 4	U3	7-Feb-17	$551,508
Mar-17
S0VY3TX003	VYS HYDRO PKG D TURB PIPING ABOVE 117' TO 161'	U3	17-Mar-17	$551,508
C1503PN110	Containment - Install Piping & Equipment Insulation (as required), EL 135'3 to 162'1 All Areas	U3	8-Feb-17	$551,508
C1503TE000	Containment - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 135'3	U3	2-Mar-17	$551,508

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Apr-17
C2773PL100	Aux Bldg - Complete Make Up Piping, EL 298'9 Room 12703 Areas 7 & 8	U3	31-Mar-17	$556,125
STMTS40000	(MTS) TEST MAIN TURBINES	U3	15-Mar-17	$556,125
C2873TX100	Aux Bldg - Perform Piping Integrity Check, EL 258' Area 7 Annulus	U3	31-Mar-17	$556,125
May-17
T2523TE000	Turbine Bldg - Perform Pre - Turnover Construction Electrical Check Out, EL 135'-3 Area 2	U3	9-May-17	$556,125
STPSS30000	(PSS) TEST PUMP MOTORS	U3	10-May-17	$556,125
R5203PL090	Radwaste Bldg - Flush & Hydro all Large Bore Pipe, By System, El All	U3	6-Mar-17	$556,125
Jun-17
C2373TE078	Aux Bldg - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 100' Areas 7 and 8	U3	2-Jun-17	$556,125
C2523ES000	Aux Bldg - Begin Activation of AC & DC Power to Plant Equipment, EL 135'3	U3	2-Jun-17	$556,125
C2433TE000	Aux Bldg - Begin Construction Testing (Hot & Cold Checks) of Electrical Components, EL 117'6	U3	2-Jun-17	$556,125
Jul-17
S0RX9TP001	RXS VERIFY ROD CONTROL INTERLOCK AND SIGNAL	U3	5-Jul-17	$0
S0RX9TP012	RXS COMP FILL & VENT RV & PRESSURIZE PIPE	U3	3-Jul-17	$0
S0RN3TE000	Aux Bldg - Perform Normal Residual Heat Removal (RNS) Electrical System Checkout	U3	22-Jun-17	$0
Aug-17
T2673EW000	Turbine Bldg - Pull & Terminate Cable, EL 135'-3 Area 7	U3	7-Aug-17	$0
C1009TE110	Containment - Perform Communication System (Paging Only) Phase I Testing	U3	20-Jul-17	$0
S0LO9TP003	LOS - VERIFY PERFORMANCE TURBINE ON TURNING GEAR	U3	2-Aug-17	$0
Sep-17
T2TEMP0004	Turbine Bldg - Perform Construction Electrical Checkout (Hot & Cold Checks), EL 100' Areas 3 & 7	U3	29-Aug-17	$0
C1543MV001	Containment - Install Reactor Vessel (RV) Head to Support Cold Hydro	U3	7-Sep-17	$0
STTDS20000	(TDS) TEST CIRCUIT BREAKERS	U3	31-Aug-17	$0
Oct-17
STVES25000	(VES) TEST RELIEF VALVES	U3	16-Oct-17	$0

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
S0CD3TX002	CDS FLUSH PKG 1 TURBINE BUILDING BELOW 135'	U3	10-Oct-17	$0
STPGS45000	(PGS) TEST PUMP	U3	10-Oct-17	$0
Nov-17
STDRS15000	(DRS) TEST STORM DRAIN SYSTEM (MECH)	U3	21-Nov-17	$0
STRDS15000	(RDS) TEST GRAVITY & ROOF DRAINAGE SYSTEM	U3	17-Nov-17	$0
S0CD3TX000	CDS - HYDRO PKG B TURB BUILDING ABOVE 135'	U3	27-Oct-17	$0
Dec-17
S0BD3TX021	Align Primary & Secondary Systems for Cold Hyro/Establish Pre-requisites	U3	6-Dec-17	$0
Jan-18
C153TE121A	Containment - Install TE121A RCS Cold Leg 1A Narrow Range RTD 1, EL 104' Room 11201	U3	1-Jan-18	$0
S0BD9TP002	BDS-14.2.8.1.54 DRN SG S AFTER 2NDRY HYDRO	U3	2-Jan-18	$0
C122FT000	Containment - Begin Installation of RCS Main Loop Instrumentation, EL 84'6	U3	1-Jan-18	$0
Feb-18
S0TURBROLL	MTS TURBINE ROLL	U3	15-Feb-18	$0
S0RC9TP200	RCS 14.2.8.1.67 VER OPERATION RCS 240 HRS (HFT)	U3	2-Feb-18	$0
C1403PN081	Containment - Install Balance of Piping & Equipment Insulation after Hydro, EL 118'6 to 135'3	U3	2-Jan-18	$0
Mar-18
S0VU9TI004	VUS ISO VALVE ALIGNMENT COMPLETE	U3	19-Mar-18	$0
S0VU9TI001	VUS 14.2.8.1.102 ILRT - CONTAINMENT VESSEL	U3	6-Mar-18	$0
S0VU9TI002	VUS 14.2.8.1.93 SIT - CONTAINMENT VESSEL	U3	22-Feb-18	$0
Apr-18
	No Milestones available
May-18
	No Milestones available
Jun-18
	No Milestones available
Jul-18
S0RX9ZA999	READY FOR FUEL LOAD - UNIT 3	U3
Aug-18
S0RX9FT009	INITIAL CRITICALITY & LPPT Unit 3	U3	22-Aug-18	$0
S0RX9FT005	RCS HEATUP & RESOLVE HFT PUNCH LIST ITEMS	U3	2-Aug-18	$0

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster Firm Price Milestone Payment Schedule
Activity ID	Activity Name	Unit	Start	Payment Due
Sep-18
S0RX9FT019	ESCALATE TO 10% SYNCH ON GRID	U3	11-Sep-18	$0
S0RX9FT015	POWER ASCENSION TO 5%-SECONDARY SIDE WORK	U3	3-Sep-18	$0
Oct-18
S0RX9FT031	MAINTENANCE OUTAGE	U3	11-Oct-18	$0
S0RX9FT029	50% POWER TESTING	U3	5-Oct-18	$0
S0RX9FT025	POWER ASCENSION TO 30% POWER	U3	27-Sep-18	$0
Nov-18
S0RX9FT045	LOSS OF OFFSITE POWER TEST	U3	22-Nov-18	$0
S0RX9FT037	LOAD SWING TESTING	U3	2-Nov-18	$0
S0RX9FT035	100% POWER TESTING	U3	29-Oct-18	$0
Dec-18
S0RX9FT053	100 HOUR PERFORMANCE TEST Unit 3	U3	14-Dec-18	$0
Jan-19
C1009TN072	UNIT 3 Substantial Completion	U3	1-Jan-19	$8,250,351

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT F-2
Payment Plan

Exhibit F-2 provides the Target Price Estimated Payments for the Target Price Scope of Work. These payments will be invoiced in accordance with the provisions of Article 8 – Payments, Exhibit H - Pricing and Exhibit J- Price Adjustment Provisions.

Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

F.2    Target Price and Time and Materials Estimated Payments

F.2.1    Westinghouse Target Price Estimated Payments

Estimated Invoice Date	Unit 2		Unit 3		Adjustment for Material
	Material	Labor	Material	Labor
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09		257,750			Handy-Whitman
Aug-09		7,257,750			Handy-Whitman

1 of 13

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2		Unit 3		Adjustment for Material
	Material	Labor	Material	Labor
Sep-09		257,750			Handy-Whitman
Oct-09		257,750			Handy-Whitman
Nov-09		257,750			Handy-Whitman
Dec-09		257,750			Handy-Whitman
Jan-10		257,750			Handy-Whitman
Feb-10		257,750			Handy-Whitman
Mar-10		257,750			Handy-Whitman
Apr-10	21,000	257,750		108,912	Handy-Whitman
May-10	7,000	2,757,750		108,912	Handy-Whitman
Jun-10		257,750		108,912	Handy-Whitman
Jul-10		257,750		108,912	Handy-Whitman
Aug-10		12,257,750		108,912	Handy-Whitman
Sep-10		257,750		108,912	Handy-Whitman
Oct-10		257,750		108,912	Handy-Whitman
Nov-10		5,257,750		108,912	Handy-Whitman
Dec-10		257,750		108,912	Handy-Whitman
Jan-11		257,750		108,912	Handy-Whitman
Feb-11		5,257,750		108,912	Handy-Whitman
Mar-11		257,750		108,912	Handy-Whitman
Apr-11		257,750		108,912	Handy-Whitman
May-11		10,557,750	13,725	108,912	Handy-Whitman
Jun-11		257,750	14,275	108,912	Handy-Whitman
Jul-11	259,459	257,750		108,912	Handy-Whitman
Aug-11	259,459	4,757,750		108,912	Handy-Whitman
Sep-11	259,459	257,750		108,912	Handy-Whitman
Oct-11	259,459	257,750		108,912	Handy-Whitman

2 of 13

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2		Unit 3		Adjustment for Material
	Material	Labor	Material	Labor
Nov-11	259,459	257,750		108,912	Handy-Whitman
Dec-11	259,459	257,750		108,912	Handy-Whitman
Jan-12	259,459	257,750		108,912	Handy-Whitman
Feb-12	259,459	257,750		108,912	Handy-Whitman
Mar-12	259,459	257,750		108,912	Handy-Whitman
Apr-12	259,459	257,750		108,912	Handy-Whitman
May-12	259,459	4,457,750		108,912	Handy-Whitman
Jun-12	259,459	257,750		108,912	Handy-Whitman
Jul-12	259,459	175,917		108,912	Handy-Whitman
Aug-12	362,311	175,917		108,912	Handy-Whitman
Sep-12	495,428	175,917		108,912	Handy-Whitman
Oct-12	392,137	175,917		108,912	Handy-Whitman
Nov-12	364,137	4,575,917		108,912	Handy-Whitman
Dec-12	398,295	175,917		108,912	Handy-Whitman
Jan-13	439,446	175,917		108,912	Handy-Whitman
Feb-13	461,382	5,465,567		108,912	Handy-Whitman
Mar-13	420,232	175,917		108,912	Handy-Whitman
Apr-13	385,145	175,917		108,912	Handy-Whitman
May-13	580,469	175,917		108,912	Handy-Whitman
Jun-13	510,469	175,913		108,912	Handy-Whitman
Jul-13	408,795			108,912	Handy-Whitman
Aug-13	416,314		56,000	2,608,912	Handy-Whitman
Sep-13	431,358		175,899	5,408,912	Handy-Whitman
Oct-13	450,526		84,450	108,912	Handy-Whitman
Nov-13	482,708		56,450	3,608,912	Handy-Whitman
Dec-13	491,483		22,125	108,912	Handy-Whitman

3 of 13

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2		Unit 3		Adjustment for Material
	Material	Labor	Material	Labor
Jan-14	549,050		22,125	108,912	Handy-Whitman
Feb-14	578,554		37,383	108,912	Handy-Whitman
Mar-14	605,496	3,700,000	77,387	3,608,912	Handy-Whitman
Apr-14	695,171		91,161	108,912	Handy-Whitman
May-14	640,569		241,767	5,108,912	Handy-Whitman
Jun-14	657,762		164,734	108,912	Handy-Whitman
Jul-14	1,018,709		67,864	8,908,912	Handy-Whitman
Aug-14	675,318		107,525	108,912	Handy-Whitman
Sep-14	213,865		160,769	108,912	Handy-Whitman
Oct-14	175,986		99,181	108,912	Handy-Whitman
Nov-14	64,833		138,485	108,912	Handy-Whitman
Dec-14	64,833		145,412	108,912	Handy-Whitman
Jan-15	41,333		173,421	108,912	Handy-Whitman
Feb-15	41,333		251,285	108,912	Handy-Whitman
Mar-15	54,484		271,326	5,408,913	Handy-Whitman
Apr-15	156,935		333,850	44,095	Handy-Whitman
May-15	88,634		234,908	44,095	Handy-Whitman
Jun-15	127,298		258,841	44,095	Handy-Whitman
Jul-15	129,058		660,939	44,095	Handy-Whitman
Aug-15	90,399		609,070	5,344,095	Handy-Whitman
Sep-15			192,311	44,095	Handy-Whitman
Oct-15			183,943	44,095	Handy-Whitman
Nov-15			164,199	44,095	Handy-Whitman
Dec-15			123,089	44,095	Handy-Whitman
Jan-16			102,126	44,095	Handy-Whitman
Feb-16			95,293	44,095	Handy-Whitman

4 of 13

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2		Unit 3		Adjustment for Material
	Material	Labor	Material	Labor
Mar-16			77,275	44,095	Handy-Whitman
Apr-16			179,727	44,095	Handy-Whitman
May-16			111,426	4,044,095	Handy-Whitman
Jun-16			129,085	44,095	Handy-Whitman
Jul-16			130,849	44,095	Handy-Whitman
Aug-16			92,190	44,095	Handy-Whitman
Sep-16			22,125	44,095	Handy-Whitman
Oct-16			22,125	44,095	Handy-Whitman
Nov-16			22,125	44,095	Handy-Whitman
Dec-16			10,283	2,772,059	Handy-Whitman
Jan-17			10,283	44,095	Handy-Whitman
Feb-17			10,283	44,095	Handy-Whitman
Mar-17			10,283	44,095	Handy-Whitman
Apr-17			10,283		Handy-Whitman
May-17			10,281		Handy-Whitman
Jun-17			10,281		Handy-Whitman

5 of 13

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

F.2.2    Westinghouse Time and Materials Estimated Payments

Estimated Invoice Date	Unit 2	Unit 3
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09	55,556
Nov-09	55,556
Dec-09	55,556
Jan-10	55,556
Feb-10	55,556
Mar-10	55,556

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Estimated Invoice Date	Unit 2	Unit 3
Apr-10	55,556
May-10	55,556
Jun-10	55,556
Jul-10	55,556
Aug-10	55,556
Sep-10	55,556
Oct-10	55,556
Nov-10	55,556
Dec-10	55,556
Jan-11	55,556
Feb-11	55,556
Mar-11	55,556
Apr-11	55,556
May-11	55,556
Jun-11	55,556
Jul-11	55,556
Aug-11	55,556
Sep-11	55,556
Oct-11	55,556
Nov-11	55,556
Dec-11	55,556
Jan-12	55,556
Feb-12	55,556
Mar-12	55,556
Apr-12	55,556
May-12	55,556

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Estimated Invoice Date	Unit 2	Unit 3
Jun-12	55,556
Jul-12	55,556
Aug-12	55,556
Sep-12	55,556
Oct-12		916,667
Nov-12		916,667
Dec-12		916,667
Jan-13		916,667
Feb-13	1,277,778	916,667
Mar-13	1,277,778	916,667
Apr-13	1,277,778	916,667
May-13	1,277,778	916,667
Jun-13	1,277,778	916,667
Jul-13	1,277,778	916,667
Aug-13	1,277,778	916,667
Sep-13	1,288,947	916,667
Oct-13	1,475,245	916,667
Nov-13	1,563,207	916,667
Dec-13	1,149,196	916,667
Jan-14	1,149,195	916,667
Feb-14	2,340,884	916,667
Mar-14	2,463,235	916,667
Apr-14	2,468,652	916,667
May-14	2,746,146	916,667
Jun-14	2,941,322	916,667
Jul-14	2,414,358	916,667

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Estimated Invoice Date	Unit 2	Unit 3
Aug-14	1,361,789	916,667
Sep-14	1,542,976	916,667
Oct-14	3,794,440
Nov-14	2,335,620
Dec-14	1,590,251
Jan-15	1,823,320
Feb-15	2,130,203
Mar-15	2,408,980
Apr-15	2,624,216
May-15	2,636,118
Jun-15	2,328,266
Jul-15	1,951,660
Aug-15	1,521,372
Sep-15	1,071,880
Oct-15	426,412
Nov-15	716,306
Dec-15	636,895
Jan-16	960,243
Feb-16	734,627
Mar-16	600,455
Apr-16
May-16
Jun-16
Jul-16		33,464
Aug-16		57,902
Sep-16		67,728

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Estimated Invoice Date	Unit 2	Unit 3
Oct-16		102,219
Nov-16		111,489
Dec-16		141,287
Jan-17		318,269
Feb-17		680,954
Mar-17		693,042
Apr-17		630,923
May-17		923,815
Jun-17		994,636
Jul-17		1,499,380
Aug-17		1,807,373
Sep-17		2,019,483
Oct-17		2,135,410
Nov-17		1,898,310
Dec-17		1,712,828
Jan-18		1,508,818
Feb-18		1,279,091
Mar-18		1,185,884
Apr-18		995,979
May-18		920,699
Jun-18		694,245
Jul-18		193,509
Aug-18		100,000
Sep-18		98,760
Oct-18		293,093
Nov-18		163,662

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Estimated Invoice Date	Unit 2	Unit 3
Dec-18		59,437
Jan-19
Feb-19
Mar-19
Apr-19
May-19

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F.2.3    Stone & Webster Target Price and Time & Materials Estimated Cash Flow

Stone & Webster Estimated Quarterly Cash Flows for Target Price and Time & Materials Work
	Target Price (Excluding Craft Labor)		Target Price (Craft Labor)		Time & Materials
Calendar Quarter	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3

Q1-08	$0	$0	$0	$0	$0	$0
Q2-08	$319,777	$0	$0	$0	$0	$0
Q3-08	$2,120,642	$0	$642,266	$0	$15,005	$0
Q4-08	$5,295,085	$0	$1,821,936	$0	$171,550	$0
Q1-09	$7,825,695	$0	$2,304,291	$0	$234,168	$0
Q2-09	$17,462,702	$0	$4,559,335	$0	$433,476	$0
Q3-09	$27,551,763	$0	$5,538,273	$0	$981,129	$0
Q4-09	$35,636,569	$0	$5,747,994	$0	$853,366	$0
Q1-10	$38,276,422	$0	$6,221,647	$0	$740,785	$0
Q2-10	$38,443,799	$0	$6,728,098	$0	$808,488	$0
Q3-10	$38,120,896	$0	$8,422,735	$0	$940,347	$0
Q4-10	$39,691,462	$0	$16,364,972	$0	$1,574,299	$0
Q1-11	$40,355,960	$0	$17,055,118	$0	$1,473,862	$0
Q2-11	$42,679,449	$0	$26,865,077	$0	$2,821,524	$0
Q3-11	$47,195,350	$0	$28,979,573	$0	$3,106,455	$0
Q4-11	$51,934,021	$0	$32,362,304	$0	$4,110,000	$0
Q1-12	$53,071,589	$3,806,544	$31,803,941	$1,404,743	$4,995,698	$0
Q2-12	$52,557,041	$3,806,544	$32,436,758	$1,554,218	$4,983,924	$0
Q3-12	$51,100,399	$4,542,212	$35,626,737	$2,050,036	$5,983,420	$0
Q4-12	$51,165,113	$5,206,893	$37,718,639	$645,293	$6,647,787	$0
Q1-13	$50,106,874	$7,878,595	$36,448,931	$713,109	$7,040,351	$6,277
Q2-13	$44,902,359	$8,539,193	$34,264,929	$567,810	$7,911,022	$5,303
Q3-13	$37,724,140	$10,746,197	$32,724,751	$71,991	$8,007,955	$5,303
Q4-13	$31,709,859	$13,217,737	$26,516,665	$4,794,769	$7,384,853	$339,367
Q1-14	$23,846,148	$15,039,135	$23,475,294	$6,888,962	$7,801,851	$241,269
Q2-14	$21,299,407	$20,853,149	$21,530,256	$14,774,716	$7,239,916	$1,123,796
Q3-14	$18,841,374	$21,125,612	$17,578,866	$15,776,959	$5,722,958	$1,174,171
Q4-14	$18,171,758	$26,106,678	$15,899,034	$26,776,445	$6,186,574	$1,972,214
Q1-15	$14,376,084	$27,827,496	$12,066,267	$25,137,217	$5,183,175	$2,748,689
Q2-15	$12,874,256	$29,193,585	$8,044,178	$29,957,914	$4,665,399	$3,029,747
Q3-15	$7,309,545	$28,773,538	$913,160	$31,881,255	$2,670,788	$3,881,718
Q4-15	$4,471,225	$28,775,996	$0	$32,157,910	$2,156,540	$4,110,876
Q1-16	$1,903,273	$28,115,508	$0	$31,407,702	$1,208,673	$4,213,502
Q2-16	$0	$29,257,547	$0	$27,514,080	$685,429	$5,691,080
Q3-16	$0	$25,327,385	$0	$26,529,643	$705,154	$5,896,331
Q4-16	$0	$23,832,670	$0	$22,287,821	$617,215	$6,129,112
Q1-17	$0	$20,887,019	$0	$9,271,770	$313,785	$6,460,897
Q2-17	$0	$20,367,734	$0	$10,321,738	$313,785	$5,886,717

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Stone & Webster Estimated Quarterly Cash Flows for Target Price and Time & Materials Work
	Target Price (Excluding Craft Labor)		Target Price (Craft Labor)		Time & Materials
Q3-17	$0	$25,014,346	$0	$14,022,003	$353,008	$5,718,611
Q4-17	$0	$14,736,529	$0	$6,566,074	$155,324	$4,638,309
Q1-18	$0	$10,443,964	$0	$503,938	$11,505	$3,604,658
Q2-18	$0	$8,107,186	$0	$0	$0	$2,749,907
Q3-18	$0	$3,806,544	$0	$0	$0	$2,291,589
Q4-18	$0	$1,903,273	$0	$0	$0	$1,374,952
Q1-19	$0	$0	$0	$0	$0	$0
Q2-19	$0	$0	$0	$0	$0	$0

Notes:

1.	Cash flow forecast is preliminary is subject to adjustment as the project progresses.

2.	Cash flow forecast includes estimated contingency and profit.

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EXHIBIT G
Time And Material And Target Price Rates And Charges

For any portions of the Contract Price to be paid to Westinghouse and Stone and Webster on a Time and Materials Basis and Target Price Basis, the charges set forth in Section G.1 and G.2 respectively will apply.

G.1	WESTINGHOUSE TIME AND MATERIALS AND TARGET PRICE RATES AND CHARGES
For any portion of the Contract Price to be paid to Westinghouse on a Time and Materials Basis, the charges set forth in this Section G.1 will apply.
The Westinghouse hourly rates for Time and Materials Work are provided in G.1.1 and G.1.2 below. These established labor rates and the daily per diem rate have a Base Date of November 2007 and will be subject to adjustment per Exhibit J.

G.1.1	Westinghouse Time and Materials and Target Price Rates and Charges for Base Scope of Work as of the Effective Date
The following rates in Table G-1 will be used for the conditions described below. In all other cases the rates in Table G-2 and Section G.1.2 will be used.

a.
For Westinghouse Target Price Work within the Base Scope of Work as of the Effective Date will be provided at the rates provided in Table G-1 (subject to the limitations of Exhibit H for Target Price).

b.
The licensing and other Time and Material Basis support Work will be provided at the rates provided in Table G-1 until the $2,242,000 allowance as estimated in Exhibit H Attachment 2 is expended after which Table G-2 and Section G.1.2 will apply

c.	Import duties will be billed at actual costs.

d.	Startup support Work will be billed at the rates provided in Table G-1.
Table G-1
Start Up Support, Licensing and Base Scope Time and Materials Support

Description	Billing rate
Advisory Engineer	$125 per hr
QA Engineer	$124 per hr
I&C Sr. Engineer	$110 per hr
Senior Engineer	$104 per hr
Engineer	$ 94 per hr
Technician	$ 78 per hr
Per Diem (see G.1.2.b)	$ 117 per day
Travel Expenses	Actual cost
All other costs	Actual cost x 1.121
These rates are inclusive of SGA, profit, payroll taxes, insurance, and benefits.

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G.1.2	Time and Materials Work and Target Price Rates and Charges for Changes in Scope

Westinghouse Time and Materials and Target Price Rates and Charges for Time and Materials Work or Target Price Work beyond the Base Scope of Work or increases to the Base Scope of Work associated with the Agreement but not covered by G.1.1, will be subject to a Change Order and at the rates and charges provided in this section G.1.2 and Table G-2.

Table G-2
Other Time and Materials Support

Personnel Category	Billing Rate/hr
NSSS/I&C Engineering Services
Senior Manager, Chief Engineer, Consulting Engineer	Rate upon request
Fellow Engineer, Manager, Program Manager	$200
Consulting Technologist, Project Manager	$180
Principal Engineer, Senior Engineer, Project Engineer	$167
Engineer	$143
Technician/Draftsman	$110
Administrative Assistant	$66

Mechanical Equipment Parts Engineering Service
Senior Manager, Consulting Engineer	Rate upon request
Fellow Engineer, Manager	$250
Consulting Technologist	$220
Principal Engineer, Senior Engineer	$200
Engineer	$165
Technician/Draftsman	$150
Administrative Assistant	$66

Nuclear Field Services
Field Service Advisor (non-supervisory role)	$200
These rates are inclusive of SGA, profit, payroll taxes, insurance, and benefits.

a.	The rates will be applied as follows:

a.1	The billing rate applies to all hours worked, including work at the Site, unless otherwise authorized by Owner.

a.2.
In the event Westinghouse utilizes outside personnel under Westinghouse supervision to perform services that would normally be performed by Westinghouse personnel, Westinghouse will invoice Owner for such outside personnel at the above rates unless specifically indicated otherwise in a Change Order in accordance with Article 9. In the event Westinghouse utilizes Subcontractor personnel to perform services that would normally be performed by Westinghouse personnel, Westinghouse will invoice Owner for such Subcontractor services at Subcontractor invoice plus fifteen percent (15%) provided that the amount charged for the Subcontractor services inclusive of the fifteen percent (15% ) shall not exceed the amounts that would be charged using the rates provided in the Table G-2 above.

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a.3.
Travel time will include all time spent traveling between the individual’s home location and the assigned work location. However, the maximum billing for travel time, at the applicable rate, will be eight (8) hours per individual for any one calendar day. Commuting between an individual’s temporary field lodging and the assigned work location is not considered travel time and will not be charged except in special cases where the required commuting time becomes excessive. Such special cases will be identified in a Change Order in accordance with Article 9.

b.	EXPENSES
Travel and living expenses, including any expenses incurred during the period spent at the assigned work location such as lodging, meals and incidental expenses, will be billed at a per diem rate of $117 per day. Round trip air fare and ground transportation, including use of personal car, will be invoiced at cost.
If Owner requires that Westinghouse bill living expenses at actual cost versus the identified per diem, and requires copies of detailed supporting receipts for travel and living expenses, a fifteen percent (15%) administrative fee will be charged on all expenses billed, including air fares and ground transportation. Alternatively, Owner may audit these costs per Section 25.4 without incurring the 15% administrative fee on the expenses audited.
The fifteen percent (15%) administrative fee will not apply if Owner accepts a summary of expenses in lieu of copies of receipts.

c.	OTHER CHARGES
Non-Westinghouse Equipment/Material and Other Services/Charges
Material, including non-Westinghouse service equipment, leased or purchased by Westinghouse for Owner in the performance of Work rendered hereunder will be invoiced at the Westinghouse cost times 1.15 or at a firm price per unit of measure, as stated in the Change Order.
If Westinghouse subcontracts for services which are not normally provided by Westinghouse, Owner will be invoiced at the Westinghouse cost times 1.15.
Labor and other charges shall be chargeable in accordance with Exhibit K and reimbursable. Notwithstanding any other provision to the contrary, certain required items in the Agreement, including but not limited to insurance, bonds and other security instruments shall be reimbursable on a Time and Material Basis.
Cost of insurances, bonds or other security instruments shall be billed on a pass-through basis (i.e. at actual cost).

d.	HOLIDAY PREMIUM
Services provided over the Christmas holiday will be invoiced at the applicable hourly labor rate times a special premium multiplier of 2.0. This multiplier will be applied to all hours worked, available for work at the site, on standby off-site, not on standby off-site but required to remain in the general vicinity of the site, traveled, or any combination thereof on the day before these holidays, the day of and the day after. A minimum billing of eight (8) hours per day per individual will be charged.

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e.    TERMS OF PAYMENT
Terms of payment shall be as set forth in Article 8 of this Agreement.

f.	STAFF AUGMENTATION SERVICES, CREW RATES OR PERSONNEL ON LONG TERM ASSIGNMENT
The above hourly rates do not apply to the supply of personnel to perform staff augmentation services on medium (greater than 6 month) or long-term (greater than 1 year) assignments. Staff augmentation personnel, including casual employees and subcontractors, will be supplied at the price or rates identified in the Change Order for these services.
Services for a defined task or work scope may be offered as a “Crew Rate”. A Crew Rate may include a charge for mobilization and demobilization, a daily rate for a number of personnel, and cost for special tooling as appropriate. Crew Rates will be supplied at the price or rates identified in the Change Order for these services.
Expenses for relocation of personnel for long term assignments shall be in accordance with the applicable Westinghouse Policy as subsequently submitted to and approved by Owner, such approval not to be unreasonably withheld. A copy of the Westinghouse Policy will be provided to Owner and incorporated into the Project Execution Plan.

g.	PERSONNEL DEFINITIONS
“NSSS/I&C Engineering Services” consist of those services requiring the resources, capabilities and technological application associated with the design of the Nuclear Steam Supply System including the reactor and safety related design systems. These services include the design, analysis, procurement management and licensing activities necessary in the design, manufacture, installation, construction, maintenance and operation of the Nuclear Steam Supply System. Instrumentation and Control (I&C) Engineering Services include the design, analysis, configuration, testing, and installation of nuclear power plant information, control, and protection systems.
“Mechanical Equipment Parts Engineering Services” include the activities to develop and maintain system/component information, manage replacement component obsolescence issues, and conduct equipment qualification/re-qualification, including seismic, environmental and electromagnetic capability testing. Shop services include Westinghouse low voltage breaker model DB, DS, and medium voltage model DHP refurbishment and new replacement breakers.
“Nuclear Field Services” consist of those field services requiring a basic knowledge of nuclear plant hardware and systems processes along with knowledge and application of field service techniques, principles and practices. Field services include services generally performed at the Site, and those related headquarters activities provided before, during and after the performance of the applicable field services. These services are typically involved with the maintenance, inspection, repair, modification and/or installation of plant systems and components, including I&C components.

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G.2	STONE & WEBSTER TIME AND MATERIALS AND TARGET PRICE RATES AND CHARGES

Stone & Webster Time and Materials and Target Price Work shall be compensated and billed as follows:

ID		BILLING BASIS (Note 2)
L1	Home Office Professional Labor (Note 1)	L1 = (Actual Cash Salaries) x 2.20 + RCC*
L2	Site/ Client Office Assigned Professional labor** (Note 1)	L2 = (Actual Cash Salaries) x 1.7
E
Expense cost includes craft labor, office expenses, travel & living expenses, subcontracted services, procured equipment & materials, insurance, and other expenses and charges incurred as identified as Direct/Billable Charges in Exhibit K, Table K-1. (Notes 3 and 4)
E = (Expense cost)
G	G&A	G=0.0309 x (L1+L2+E)
P	Profit	P=(L1+L2+E+G) x 12.36%***
T	Total Billing	T=L1+L2+E+G+P

* RCC is an allowance of $6.00/person-hour to cover office reproduction, communications and computer (“RCC”) costs. Special or large reproduction requests shall be reimbursed pursuant to Exhibit K, Table K-1, item 8 with Owner approval.
** L2 applies to personnel whose assignment location has been changed to the field in accordance with Stone & Webster policies where office and communications expenses are already included in Contractor billings or furnished by Owner
*** First mover discount of 7.798% is applied to the Profit in the Billing for the Target Price and Time and Material portion of the Base Scope of Work resulting in a net Profit multiplier of 4.562%. Additional work will be priced as detailed in the above Table without the first mover discount.
___________________________
Notes:

(1)
Professional, office and field assigned labor shall include item 1 and 2 of the Exhibit K, Table K-1, excluding craft labor. Charges shall be for the time such labor is assigned to the Work, and apply to all non-craft labor, including but not limited to Stone & Webster’s and its construction and engineering Affiliates’ professional, non-professional, administrative, non-manual, contract, home office and field assigned labor.

(2) Labor multipliers of 2.20 and 1.7 respectively shall remain fixed for the duration of the project except that a Change Order may be submitted when changes are due to government actions or Changes in Law in accordance with Article 9.
(3) Travel, personnel Site assignments and relocations shall be in accordance with the applicable Stone & Webster Policy as subsequently submitted to and approved by Owner, such approval not to be unreasonably withheld. A copy of the Stone & Webster Policy will be provided to Owner and incorporated into the Project Execution Plan. The 2007 Per diem rate for Professional Labor assigned to the site is $3,595/ month.

(4)
Notwithstanding any other provision to the contrary, insurance (except CCIP insurance coverages during Phase II), bonds or other security instruments shall be billed on a Time and Material Basis on a pass-through basis (i.e. with no G&A and Profit mark-ups).

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EXHIBIT H
Pricing

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit H is appended.

H.1    Introduction
The Contract Price and its component parts are provided in Attachment 1 of this Exhibit. The Contract Price is based upon DCD Revision 16 as submitted to the NRC and all Design Change Packages (DCPs) approved as of Effective Date. The Contract Price shall be subject to price adjustment for escalation and other cost conditions per Exhibit J and Changes per Article 9 of the Agreement.

This Exhibit also describes the process and methodology by which the Contract Price will be refined and modified during the term of the Agreement.

H.2    Elements of the Contract Price
There are four (4) categories of the Contract Price that may be used in conjunction with this Agreement: 1) Fixed Price (not subject to adjustment), 2) Firm Price (subject to adjustment), 3) Target Price with further categories to designate items that can be offered as Fixed or Firm Price scope in the future, and 4) Time and Materials ("T&M") Estimated Price. The sum of these prices makes up 100% of the Contract Price for the Scope of Work described in this Agreement.

H.2.1    Fixed Price and Firm Price
The Fixed Price and Firm Price applies to the portions of the Contractor’s Scope of Work that are well defined in a number of areas, including: Equipment, work with detailed scope descriptions and clear division of responsibilities, interfaces with other work, scheduling, manufacturing, procurement, etc.
The Fixed Price applies to the portion of the Contractor’s Scope of Work that is not subject to price adjustment for adjustment in accordance with Exhibit J.
The Firm Price applies to the portion of the Contractor’s Scope of Work that is subject to price adjustment for adjustment as defined in Exhibit J.
As the Work is better defined, portions of the Scope of Work initially proposed in the Contract Price as Target Price, will be offered to the Owner as Firm Price or Fixed Price, with the goal of offering sixty-seven and seven-tenths percent (67.7%) of the total Contract Price as Fixed Price or Firm Priced. The following table shows more details.

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Table H.2.1

WORK SCOPES	Firm Price or Firm Price % of Total Price
Current Fixed Price or Firm Price Offering:
Standard Plant Equipment, Engineering, HQ Services, Contractor Management, Commodities and Transportation	57.2%
Future Offers of Changes from Target to Firm Price or Fixed Price:
Startup & Commissioning technical support	10.5%
Portion of Field Non Manual
Temporary Construction Facilities – Material & Construction
Module Fabrication and delivery
TOTAL	67.7%

The Fixed Price and Firm Price for the Work are provided in Attachment 1. During the performance of the Work, the Contractor will identify in detail those portions of the Target Price work that it intends to offer for conversion to Fixed Price or Firm price, the estimated Target Price for that Work and the schedule for offering conversion to Fixed Price or Firm Price.

Fixed Price and Firm Price are billed in a series of progress payments and Milestone Payments based on project schedule milestones or equipment milestones. Firm Price payments to the extent not already billed will be subject to adjustment as described in Exhibit J.

H.2.2    Target Price
The Target Price applies to the portions of Contractor’s Scope of Work that are not as well defined or would require higher levels of risk and contingency to be included if these portions of the Scope of Work were to be performed on a Fixed Price or Firm Price basis. Contractor shall employ the Target Price to cover field construction labor, field office expense, field supervision, field quality assurance and quality control, subcontracted services, consumables and supplies, premium time, insurance and payroll taxes that are not designated as Fixed Price or Firm Price or Time & Materials Work. As the Work is better defined, Contractor will offer the identified portions of the Scope of Work initially proposed in the Contract Price as Target Price to the Owner as Fixed Price or Firm Price, with the goal to reduce the Target Price portion of the Contract Price as indicated in the above table. Following the offer, Owner shall determine whether to accept the Work as Fixed Price or Firm Price or have the Work remain in the Target Price portion.

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The "Established Target Price" for associated portions of the Work to be conducted under the Target Price approach is provided on a Unit basis in Attachment 1. The Established Target Price consists of an estimated cost ("Estimated Project Cost"), estimated contingency amounts ("Estimated Contingency"), and the Target Price Profit applied as a percentage multiplier to the sum of the Estimated Project Cost and Estimated Contingency. Target Price Profit is the Target Price Profit listed in the table in Attachment 1 to Exhibit H, section 1.g. All common work was initially priced under Unit 2. The Established Target Price for Unit 2 and Unit 3 will be adjusted for common work that is specifically assigned to Unit 3 following the Site specific Project Schedule adjustment and will be changed in this Exhibit H, Attachment 1 and Exhibit F-2 accordingly prior to November 30, 2008. The determination of the estimated costs includes direct costs per Exhibit K plus the application of overhead multipliers as described in Exhibit G, Section G.2 for the Stone & Webster portion of the Work and the direct costs at the rates described in Exhibit G, and in Section G.1 for the Westinghouse portion of the Work. The "Target Price Profit" is shown in Attachment 1 as developed for the Contract Price.

For the Target Price Work, Actual Project Cost ("APC") refers to the total actual Costs and charges, before adding Profit, billed to Owner for the Target Price Work. The total actual charges will include direct costs per Exhibit K plus the application of overhead multipliers as described in Exhibit G.

As part of the Target Price approach, a payment structure is applied that provides incentive to complete the Target Price portion of the Work under the Established Target Price by having Owner and Contractor share proportionally the amount that the Target Price actually billed to Owner for the Target Price Work is less than the Established Target Price and discourages exceeding the Established Target Price by reducing the relative profit to Contractor if the Established Target Price is exceeded. For the purpose of the Incentive and Minimum Profit, the Established Target Price and that amount of the Target Price actually billed to Owner, and any Incentive to be paid or when Established Target Price is exceeded will be based on the total combined Unit 2 and 3 Target Price. This approach, referred to as the "Incentive", is illustrated in Figure 1 and is further described below.

The Incentive percentage paid by Owner for the completion of the Target Price Work at a price less than the Established Target Price is eighty percent (80%) of the difference between Established Target Price and the amount for the Target Price Work actually billed to Owner.

Contractor is discouraged from exceeding the Established Target Price by reducing the relative profit to a "Minimum Profit" or "MP" applied to the Established Target Price. The Minimum Profit is the minimum profit paid to Contractor in the case where the amount actually billed to Owner exceeds the Established Target Price. The Minimum Profit for the Target Price Work is 30% of the Base Target Price Profit. The formulas for implementing the above payment structure are provided in the cases shown below.

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Established Target Price = Estimated Project Cost + Estimated Contingency + Target Price Profit

Minimum Profit = Base Target Price Profit x 0.3
The implementation of all the Target Price cases shown below requires that the Estimated Project Cost, Estimated Contingency, Minimum Profit, and the resultant Established Target Price be subject to adjustment in accordance with Exhibit J - Price Adjustment Provisions before determining the applicability of the cases and applying the payment formulas. In addition, the Established Target Price for Unit 2 will be adjusted for common Work that has been assigned to Unit 3.

Figure 1
Target Price Concept

Established Target Price
Project Start
Case 1
Case 2
Case 3
Case 4
Case 5
Estimated Project Cost
Actual Project Cost
Estimated Contingency
Incentive
Profit
Minimum Profit

Cases 1, 2 and 3

The amount for the Target Price Work actually billed to Owner is less than or equal to the Established Target Price. These cases can be combined in one payment formula. In these cases, Contractor would be paid the Actual Project Cost plus the agreed Target Price Profit as the Work progresses.

The Incentive is 80% of the difference between Established Target Price and the amount for the Target Price Work actually billed to Owner.

As the Work progresses, the amount billed to Owner is calculated as:

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Payment = Actual Project Costs multiplied by one plus the Target Price Profit percentage

Therefore,

Payment = APC x (1+Base Target Price Profit %)

After all the Target Price charges have been invoiced, the final payment will equal the Incentive payment, which will occur upon Final Completion of both Units.

The Incentive = 80% of the difference between Established Target Price and the amount for the total Target Price Work billed to Owner.

Incentive Payment = 80% x (Established Target Price – the amount for the total Target Price Work billed to Owner)

Therefore Incentive Payment = 80% x (Established Target Price – (APC x (1+Base Target Price Profit %))

The Incentive = $0 if the amount for the Target Price Work billed to Owner > Established Target Price

Therefore total payments for Target Price Work under these cases would be

Total Target Price Payment = APC x (1 + Base Target Price Profit %) + 80% x (Established Target Price – (APC x (1+ Base Target Price Profit %))

Case 4

The amount for the Target Price Work billed to Owner exceeds the Established Target Price. In this case, Owner pays 50% of the Actual Project Cost on remaining Work until the Target Price Work is completed or the amount of Target Price Profit paid to Contractor is reduced to the Minimum Profit and the conditions of Case 5 are met. The payment formula for this case is as follows:

1.	Owner pays full Base Target Price Profit percentage for Actual Project Cost up to the point where the amount for the Target Price Work billed to Owner equals the Established Target Price.

2.
For project Costs incurred after the Target Price Work billed to Owner exceeds the Established Target Price, Owner pays 50% of the incremental Costs with no additional profit until all the project billing is complete or the conditions for Case 5 below are reached.

Payments for the Target Price Work during the period in Case 4 = 50% of the Actual Project Costs incurred during this period.

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The formula for the payments during this period is

Payment = actual period Costs x 50%

The periodic payments will continue at 50% of the actual period Costs until the Total Target Price Payments = Estimated Project Cost + Estimated Contingency + 1.7 x Base Target Price Profit.

The total Target Price Payment is represented by the following formula:
Total Target Price Payment = (Established Target Price) + ((additional Actual Project Cost) x 50%)

Therefore the total Target Price Payment under Case 4 will be:
Total Target Price Payment = Established Target Price + ((APC – (Estimated Project Cost + Estimated Contingency) x 50%)

Case 5

Cumulative Target Price Payments are equal to or greater than Estimated Project Cost + Estimated Contingency + 1.7 x Base Target Price Profit. In this case, Contractor is paid the Actual Project Cost plus the Minimum Profit (MP)

Periodic payments during this period equal the actual Costs incurred.

Periodic Payment = actual period Cost

The Total Contract Target Price Payment = Actual Project Cost + Minimum Profit

Total Contract Target Price Payment = APC + MP

Therefore, incorporating the Minimum Profit percentage, the final formula becomes:

Total Contract Target Price Payment = APC + ((Estimated Project Costs + Estimated Contingency) x (Base Target Price Profit% x 0.3)

H.2.3    Time and Material Price
The portion of the Contract Price for Time and Materials Work covers the portions of Contractor’s Scope of Work which are not well defined for any number of reasons. The Time and Materials Estimate (the maximum amount billable for Time and Materials Work allowed without a Change Order under this Agreement) for the Contract Price is provided in Attachment 1 and shall not be exceeded without Owner approval. Contractor is not obligated to perform additional work unless funding is approved by the Owner. (Examples of such work are: licensing support, startup support and training.)

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If a Time and Materials item becomes sufficiently well defined after the Full Notice to Proceed, then this item may be re-priced as part of the Fixed Price, Firm Price or Target Price portion of the Work, subject to mutual agreement between Owner and Contractor and in accordance with Article 9 (Changes in the Work). Any Time and Materials Work shall be authorized to proceed by Owner prior to performance of Work.

The Time and Material rates are as specified in Exhibit G – Time and Material Rates and Charges and will be subject to adjustment in accordance with Exhibit J – Price Adjustment Provisions.

H.2.4    Contingency
The Contingency for Target Price Work is included in the Attachment 1 pricing.

H.2.5    Sales, General & Administrative Costs (SGA) and General & Administrative Costs (G&A)
For the purpose of this Exhibit, the abbreviation SGA may be assumed to be Westinghouse SGA or Stone & Webster G&A. The SGA rates were determined and calculated to cover the generic infrastructure type costs (costs not directly charged to the contract including indirect costs described in Exhibit K) based on four (4) AP1000 projects, representing eight (8) AP1000 Nuclear Power Plants (i.e., 8 Units) for the First Wave Customers being executed concurrently. Any change in the number of projects or units shall not be cause for a change in SGA rates. Westinghouse accounts for SGA by including an explicit SGA cost line item established as a fixed percentage of cost. Stone & Webster accounts for SGA by using cost multipliers. Details of what categories of items are covered by Westinghouse’s SGA and Stone & Webster’s multiplier are provided in Exhibit K.

H.2.6    Recovery of Costs Not Covered by Other Sources
Westinghouse and Stone & Webster are incurring costs associated with the generic and plant specific design that are not being covered by outside sources. These costs fall into four (4) categories: (a) Standard Plant design finalization costs not covered by other sources such as DOE/NuStart, (b) Standard Plant first time costs (e.g., vendor manufacturing procedures/ drawings, instrumentation and controls system design costs, installation procedures, etc.), (c) pre-contract expenditures and (d) Site-specific design costs. The process for accounting for each of these costs is provided below.

a.	Standard Plant design finalization costs – see below.

b.	Standard Plant first time commercialization costs – see below.

c.	Pre-contract expenditures – see below.

d.
Site specific design costs – There are Site specific design costs and pre-contract expenditures that will be incurred where the design may be applicable in whole or in part to other AP1000 Nuclear Power Plants. These costs will be handled as follows: the common costs will be billed as incurred and shared equally among any AP1000 Nuclear

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Power Plants with a common design that have an executed, AP1000 engineering, procurement and construction contract (“EPC”) with Contractor before December 31, 2009. The share of costs assigned to each AP1000 Nuclear Power Plant will be adjusted as new contracts are executed up until this date. Credits will be applied against payments due from Owner after the full amount of such costs has been determined.

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The Parties have agreed that the costs described in a., b. and c. above will be paid for by Owner and rebated by Contractor in accordance with the following procedures:
The Contractor design finalization, first time commercialization costs, and pre-contract expenditures are $300,000,000, of which the amount to be paid by Owner is $75,000,000 on a Fixed Price basis. As part of the Contract Price, Owner will pay this $75,000,000 in sixteen (16) quarterly equal payments starting on July 1, 2008 on a Fixed Price basis as provided in the payment schedule table provided in Exhibit F-1. This amount will be invoiced without adjustment or additional markup. Contractor anticipates entering into EPC contracts with other customers for the AP1000 Nuclear Power Plant. No rebates shall be paid to Owner with respect to the first three (3) such contracts (in addition to the Agreement with Owner) entered into by Contractor. For each of the next four (4) EPC contracts for the AP1000 Nuclear Power Plant that is entered by Contractor (referred to herein as "Contracts 5 through 8"), Contractor will rebate to Owner an amount equal to 3.125% of $ 300,000,000, without adjustment or additional markup. In each case, the rebate will be paid eighteen (18) months after execution and work valued at over $300,000,000 is authorized for each of the Contracts 5 through 8, unless any such contract is terminated prior to such time. For the purpose of this provision, any contract in excess of two domestic AP1000 units will be deemed to be two contracts. This provision applies to domestic (U.S.) contracts only.

Contractor shall notify Owner following the execution of each of Contracts 5 through 8, and shall also notify Owner when authorizations above $300,000,000 are authorized and if any such contract is terminated during the eighteen (18) month period following execution of such contract.

H.2.7    Profit
Profit for the Fixed Price and Firm Price has been integrated into the prices. Profit for Target Price and T&M Work is defined in Attachment 1 and Exhibit G.

H.2.8    Calculation of the Pricing
The various pricing categories are made up of the components listed in the table below:

Fixed/Firm Prices consist of:	Target Prices consist of:	T&M Pricing consists of:
Estimated Project Costs	Estimated Project Costs per Section H.2.2	Estimated Direct Labor Costs or Labor costs at published rates Estimated manhours, travel costs, and material and services costs
SGA costs	SGA costs	SGA if not included in published rates
Contingency	Contingency
Profit	Profit	Profit if not included in published rates

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H.3    Transfer of Target Price Work to Fixed Price or Firm Price
As portions of the Target Price Work become better defined, it may be possible to transfer portions of the Scope of Work from Target Price to Fixed Price or Firm Price. Examples of Scopes of Work that are currently in the Target Price that may be able to be transferred to Fixed Price or Firm Price are provided in Table H.2.1 above.

Since these portions of the Scope of Work will not become better defined at the same time it is anticipated that work transferred from Target Price to Fixed Price or Firm Price will occur on a staggered basis.

Process for Transfer

1.	Scope of Work to be transferred agreed by Owner and Contractor

2.	Target Price for Scope of Work identified

3.	Fixed Price or Firm Price proposed for Work identified

4.	Transfer of Work approved by Contractor and Owner

5.	EPC contract modified to reflect transfer

a.	Fixed Price or Firm Price adjusted

b.	Fixed Price or Firm Price Milestone Payment Schedule and adjustment schedules (for Firm Price) modified as necessary to reflect Work transferred

c.	Target Price adjusted to reflect removal of Estimated Project Costs, Estimated Contingencies and Profit for the transferred Work

H.4	Guidelines for Contractor’s Support of Owner’s FERC and SC PSC Cost Reporting Requirements
Contractor will provide Owner with documentation to support Owner’s compliance with Federal Energy Regulatory Commission and the South Carolina Public Service Commission cost reporting requirements. The detailed process to provide this documentation will be included in the Project Execution Plan using the following guidelines:

1.	Contractor’s price will be broken down to the commodity (pump, valve, motor, pipe, tank, etc.) level by Unit, building, yard area or system.

2.	Contractor’s price for the commodity will merge labor, material, equipment, overheads, contingency and profit.

3.	Owner and Contractor will work together to assign all commodities to a Unit or identify the commodity as being shared.

4.	Owner will provide a detailed listing showing how all shared commodities will be reported.

5.	Owner and Contractor will agree on the methodology to assign costs not directly associated with the commodity (example engineering, project management, transportation, etc.).

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6.	Owner and Contractor will work together to develop a numbering scheme to allow Owner to properly report costs.

7.
Target Price and Time and Materials Work will be tracked and reported based on actual expenditures during project execution. Contractor will provide Owner with data on a periodic basis but no less frequently than quarterly.

8.
Firm Price Work and Fixed Price Work will be assigned at the commodity level based on an Owner and Contractor mutually agreed methodology. The Firm Price Work and Fixed Price Work will be updated on a periodic basis but no less frequently than quarterly for the effects of adjustment.

9.	Contractor will provide data to support the above cost reporting requirements in reports separate from the invoicing process.

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Attachment 1 to Exhibit H
Contract Price

1.	Contract Price. The Contract Price is set forth below. The Base Date which will be used for price adjustment in accordance with Exhibit J – Price Adjustment Provisions is November 30, 2007.
The breakdown of pricing by unit is based on allocation of costs between Units and does not represent the stand-alone pricing for a Unit. In all cases Unit 2 includes Unit 2 and common Work.
The "Base Scope of Work" shall include the Time and Materials Work and Target Price Work amounts included in Exhibit H, Attachment 1, Tables 1.e and 1.f as adjusted per Exhibit J. These amounts are for the Scope of Work estimated at Agreement execution.  All additional scope will be subject to a Change Order.
The Contract Price is $6,366,900,000
The Westinghouse Phase 1A work has a value of $1.1 million that was paid under separate agreement. This amount is included in the above Contract Price but is not included in any of the below tables or in Exhibit F-1 – Milestone Payment Schedule or in Exhibit F-2 – Payment Plan.

1.a.	Fixed Price

	Unit 2	Unit 3	Total
Westinghouse portion	$278,551,465*	$196,665,761	$475,217,226
Stone &Webster portion	$31,500,000**		$31,500,000
* Includes investment recovery of $52.5 million
**Includes investment recovery of $22.5million and Phase 1 work paid under separate agreement of $9 million.

1.b.	Firm Price subject to 5.2% adjustment

	Unit 2	Unit 3	Total
Westinghouse portion	$242,500,000	$242,500,000	$485,000,000
Stone &Webster portion	$0	$0	$0

1.c.	Firm Price subject to 6.5% adjustment

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	Unit 2	Unit 3	Total
Westinghouse portion	$355,349,856	$134,858,564	$490,208,420
Stone &Webster portion	$0	$0	$0

1.d.	Firm Price subject to Handy-Whitman adjustment

	Unit 2	Unit 3	Total
Westinghouse portion	$600,061,844	$465,321,876	$1,065,383,720
Stone &Webster portion	$681,534,510	$412,517,565	$1,094,052,075

1.e.	Estimated Time and Materials Charges and Allowances

	Unit 2	Unit 3	Total
Westinghouse portion	$66,140,878	$45,321,697	$111,462,575
Stone &Webster portion*	$117,210,543*	$73,294,395	$190,504,938
* Includes an allowance of $20,000,000 for performance bonds and insurance.

1.f.	The Established Target Price is $2,269,818,987.

	Unit 2	Unit 3	Contingency	Profit	Total
Westinghouse portion	$82,163,222		$4,000,000	$6,677,650	$92,840,872
Westinghouse portion		$53,690,222	$1,819,000	4,301,965	$59,811,187

Stone &Webster portion	$1,286,076,031		$109,273,185	63,652,846	$1,459,002,062
Stone &Webster portion		$714,716,065	$60,726,815	$35,374,045	$810,816,925

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1.g	For the purpose of evaluating the Target Price Cases described above, the Target Price Profit is equal to:

	Westinghouse	Stone & Webster
Unit 2
Base Target Price Profit($)	$6,677,650	63,652,846
Base Target Price Profit (%)	7.75%	4.562%
Minimum Target Price Profit ($)	$2,003,295	$19,095,854

Unit 3
Base Target Price Profit($)	$1,819,000	$35,374,045
Base Target Price Profit (%)	7.75%	4.562%
Minimum Target Price Profit ($)	$545,700	$10,612,214

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Attachment 2 to Exhibit H
Time and Materials Work and Allowances

The following tables provide a breakdown of the Westinghouse Time and Materials Work and Allowances shown in Exhibit H – Attachment 1 section 1.e above along with the associated estimate or allowance.

Time and Materials Work Allowances

Scope of Work	Westinghouse Scope Estimate	Stone & Webster Scope Estimate
Licensing and other T&M Support	$2,242,000	$0
Import Duties*	$45,000,000	$0
Startup Support	$64,220,575	$101,848,363
Sales Tax		$24,792,764
* This item does not include Westinghouse SGA or Profit and is billed at cost.

Owner Allowances
The Stone & Webster Amount is included in Attachment 1, Table 1.e Estimated Time & Materials Charges and Allowances.
The Westinghouse Amount is included in Attachment 1, Table 1.a Fixed Price.

Description	Westinghouse Amount	Stone & Webster Amount
Extended Equipment Warranty	$10,000,000	$0
Mandatory Spare Parts	$10,000,000	$5,000,000*
Performance Bonds and Insurances	$0	$20,000,000**
Scaffolding	$0	$35,692,000*
Craft Training Funded by State	$0	($8,000,000)
*Profit and G&A to be applied in accordance with Exhibit G.2
** No Profit or G&A to be applied to Performance Bond and insurances other than CCIP insurances

The above allowances are not Contractor estimates for the equipment or service. If the Owner purchases Extended Warranties or Mandatory Spares in the future the above allowances will be credited against the respective prices. Any unused amounts that have been paid by the Owner will be returned to the Owner upon execution of the change order that implements the Extended Warranties or Mandatory Spares.

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EXHIBIT I-1
Toshiba Parent Guaranty

[Form of Parent Company Payment Guaranty]

GUARANTY OF TOSHIBA

This Guaranty is made by TOSHIBA CORPORATION (“Guarantor”), a corporation duly organized and existing under the laws of Japan and the indirect parent of Westinghouse Electric Company LLC (“Westinghouse”), in favor of South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority (collectively, the “Counterparty”).
WHEREAS, Westinghouse and Stone & Webster, Inc. (“Stone & Webster”, and collectively with Westinghouse, the “Contractor”) and the Counterparty are parties to the Engineering, Procurement and Construction Agreement between the Contractor and the Counterparty, dated as of [______________] (the “Agreement”); and
WHEREAS, Guarantor, as indirect parent of Westinghouse, shall receive substantial and direct benefits from the transaction contemplated by the Agreement and has agreed to enter into this Guaranty to provide assurance for Westinghouse’s payment obligations in connection with the Agreement and to induce the Counterparty to enter into the Agreement; and
WHEREAS, the execution and delivery of this Guaranty is a condition to the Counterparty’s performance of its obligations under the terms of the Agreement;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
1.    Guarantor hereby unconditionally, irrevocably and absolutely guarantees to the Counterparty and its respective successors and permitted assigns, the prompt and complete payment, when due and owing, of the payment obligations of Westinghouse under the terms of the Agreement (the “Guaranteed Obligations”). If Westinghouse fails to pay the Guaranteed Obligations, then Guarantor shall promptly pay for such obligation following written notice from the Counterparty and subject to the terms and conditions provided for herein. EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL GUARANTOR BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY.
2.    Subject to the Contractor’s liability limitation in the Agreement and the Guarantor's liability limitation in Section 1 of this Guaranty, Guarantor agrees to pay on demand any and all out-of-pocket costs including reasonable legal fees and expenses, and other expenses incurred by the Counterparty in enforcing the Guaranteed Obligations under this Guaranty.

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3.    Upon payment of any of the Guaranteed Obligations, Guarantor shall be subrogated to the rights of the Counterparty against Westinghouse with respect to such Guaranteed Obligations and the Counterparty agrees to take, at Guarantor’s expense, such steps as Guarantor may reasonably request to implement such subrogation; provided, that Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all Guaranteed Obligations then due and owing shall have been paid in full.
4.    The Guaranteed Obligations of Guarantor hereunder are several from Westinghouse or any other person, and are primary obligations concerning which Guarantor is the principal obligor. There are no conditions precedent to the enforcement of this Guaranty, except as expressly contained herein. Subject to paragraph 7 below, it shall not be necessary for the Counterparty, in order to enforce performance by Guarantor under this Guaranty, to show any proof of Westinghouse's default, to exhaust its remedies against Westinghouse, any other guarantor, or any other person liable for the performance of Westinghouse's obligations under the Agreement.
5.    This Guaranty shall remain in full force and effect or shall be reinstated (as the case may be), if at any time any payment guaranteed hereunder, in whole or in part, is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned by the Counterparty upon the bankruptcy, insolvency, dissolution, reorganization or liquidation of Westinghouse, or upon or as a result of the appointment of a receiver or conservator of, or trustee for Westinghouse or otherwise, all as though such payment had not been made.
6.    The Counterparty may at any time and from time to time without notice to or consent of Guarantor and without impairing or releasing the Guaranteed Obligations of Guarantor hereunder:
(a)     agree with Westinghouse to make any change in the terms of any obligation or liability of Westinghouse to the Counterparty under the Agreement;
(b)     take or fail to take any action of any kind in respect of any security for any obligation or liability of Westinghouse to Counterparty;
(c)     exercise or refrain from exercising any rights against Westinghouse or others; or
(d)     subordinate any obligation or liability of Westinghouse to Counterparty including any security therefore.
Any additional suretyship defenses are hereby waived by Guarantor. This Guaranty constitutes a Guaranty of payment and not merely of collection.
7.    Notwithstanding any other provisions of this Guaranty and without limiting Guarantor's other defenses and rights hereunder: (a) Guarantor reserves to itself all rights and defenses to which Westinghouse is or may be entitled to arising under the Agreement (including, without limitation, any right to cure under Section 22.2 of the Agreement), except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Westinghouse, and (b) the

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liability of Guarantor under this Guaranty shall be subject to the limitations applicable to the underlying obligations of Westinghouse under the Agreement.
8.    Guarantor hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of Westinghouse; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against Westinghouse or any other guarantor or surety for either of them.
9.    Guarantor hereby certifies and warrants that this Guaranty constitutes the valid obligation of Guarantor and complies with all applicable laws.
10.    This Guaranty becomes effective on the later of the date hereof or the date of the effectiveness of the Agreement. This Guaranty terminates on the date of "Substantial Completion", as such term is defined in the Agreement.
11.    Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

To Counterparty:    South Carolina Electric & Gas Company
Attn: President
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8097
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: Chief Operating Officer (M602)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-4087
Facsimile No.: 843-761-7037

With a copy to:    South Carolina Electric & Gas Company
Attn: General Counsel
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8634
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: General Counsel (M603)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101

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Telephone No.: 843-761-7007
Facsimile No.: 843-761-7037

To Guarantor: Toshiba Corporation
Attn: Vice President, WEC Coordination Division
Power Systems Company
1-1, Shibaura 1-chome, Minato-ku
Tokyo 105-8001, Japan
Telephone No: +81-3-3457-3752
Facsimile No: +81-3-

Notice shall be effective on the Business Day it is delivered except that any Notice that is not delivered prior to the end of normal business hours shall be effective as of the Business Day following the day it is delivered. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.
12.    Counterparty may, upon notice to Guarantor, assign its rights hereunder without the consent of Guarantor. Guarantor may assign its rights hereunder with the prior written consent of Counterparty, which consent shall not be unreasonably withheld. Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.
13.    Guarantor represents and warrants that:
(a)    it is a corporation duly organized, validly existing and in good standing under the laws of Japan and has the corporate or equivalent power and authority to execute, deliver and perform the Guaranteed Obligations under this Guaranty;
(b)    no authorization, approval, consent or order of, or registration or filing with, any court or governmental authority having jurisdiction over Guarantor is required on the part of Guarantor for the execution, delivery and performance of this Guaranty which has not been obtained or duly submitted, as applicable;
(c)    this Guaranty, when executed and delivered, shall constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and by general principles of equity; and
(d)     the execution, delivery and performance by Guarantor of this Guaranty does not and shall not contravene any law applicable to Guarantor or its organizational documents and does not and shall not conflict with or result in the breach of or default under any indenture, mortgage, agreement, instrument, judgment, decree, order or ruling to which Guarantor is a party or by which any of its properties are bound.
14.    The validity, construction, and performance of this Guaranty shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to

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the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law.

15.    Guarantor and the Counterparty agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by Guarantor or the Counterparty arising out of or in connection with this Guaranty or for recognition or enforcement of any judgment. By execution and delivery of this Guaranty, each of Guarantor and the Counterparty accepts, generally and unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Guaranty. Each of Guarantor and the Counterparty hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Guaranty brought before the foregoing court on the basis of forum non-conveniens or improper venue.
16.    EACH OF GUARANTOR AND THE COUNTERPARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.
17.    This Guaranty embodies the entire agreement and understanding between Guarantor and Counterparty and supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.
18.    The provisions of this Guaranty are intended for the sole benefit of Guarantor and Counterparty, and Guarantor and Counterparty do not intend to create any third party beneficiaries or otherwise create privity of contract with any other person.
19.    This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative.

TOSHIBA CORPORATION

By:
Name:
Title:
Date:

Acknowledged and Agreed by Counterparty as of this ___ day of ___________, 2008, by:

__________________________
Name:
Title:

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EXHIBIT I-2
Shaw Parent Guaranty

[Form of Parent Company Payment Guaranty]

GUARANTY OF THE SHAW GROUP INC.

This Guaranty is made by The Shaw Group Inc. (“Guarantor”), a corporation duly organized and existing under the laws of Louisiana and the parent of Stone & Webster, Inc. (“Stone & Webster”), in favor of South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority (collectively, the “Counterparty”).
WHEREAS, Stone & Webster and Westinghouse Electric Company LLC (“Westinghouse”, and collectively with Stone & Webster, the “Contractor”) and the Counterparty are parties to the Engineering, Procurement and Construction Agreement between the Contractor and the Counterparty, dated as of [___________] (the “Agreement”); and
WHEREAS, Guarantor, as parent of Stone & Webster, shall receive substantial and direct benefits from the transaction contemplated by the Agreement and has agreed to enter into this Guaranty to provide assurance for Stone & Webster’s payment obligations in connection with the Agreement and to induce the Counterparty to enter into the Agreement; and
WHEREAS, the execution and delivery of this Guaranty is a condition to the Counterparty’s performance of its obligations under the terms of the Agreement;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
1.    Guarantor hereby unconditionally, irrevocably and absolutely guarantees to the Counterparty and its respective successors and permitted assigns, the prompt and complete payment, when due and owing, of the payment obligations of Stone & Webster under the terms of the Agreement (the “Guaranteed Obligations”); provided, however, that, in no event shall Guarantor have or assume any liability for losses or damages in connection with the supply, design, analyses or operation of the reactor vessel (including the vessel head), reactor internals, reactor coolant pumps, steam generators, pressurizer, squib valves, or main reactor coolant loop piping, whether based on contract (including breach, warranty, indemnity, etc.), tort (including fault, negligence, and strict liability), or otherwise. If Stone & Webster fails to pay the Guaranteed Obligations, then Guarantor shall promptly pay for such obligation following written notice from the Counterparty and subject to the terms and conditions provided for herein. EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL GUARANTOR BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY.

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2.    Subject to the Contractor’s liability limitation in the Agreement and the Guarantor’s liability limitation in Section 1 of this Guaranty, Guarantor agrees to pay on demand any and all out-of-pocket costs including reasonable legal fees and expenses, and other expenses incurred by the Counterparty in enforcing the Guaranteed Obligations under this Guaranty.
3.    Upon payment of any of the Guaranteed Obligations, Guarantor shall be subrogated to the rights of the Counterparty against Stone & Webster with respect to such Guaranteed Obligations and the Counterparty agrees to take, at Guarantor’s expense, such steps as Guarantor may reasonably request to implement such subrogation; provided, that Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all Guaranteed Obligations then due and owing shall have been paid in full.
4.    The Guaranteed Obligations of Guarantor hereunder are several from Stone & Webster or any other person, and are primary obligations concerning which Guarantor is the principal obligor. There are no conditions precedent to the enforcement of this Guaranty, except as expressly contained herein. Subject to paragraph 7 below, it shall not be necessary for the Counterparty, in order to enforce performance by Guarantor under this Guaranty, to show any proof of Stone & Webster’s default, to exhaust its remedies against Stone & Webster, any other guarantor, or any other person liable for the performance of Stone & Webster’s obligations under the Agreement.
5.    This Guaranty shall remain in full force and effect or shall be reinstated (as the case may be), if at any time any payment guaranteed hereunder, in whole or in part, is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned by the Counterparty upon the bankruptcy, insolvency, dissolution, reorganization or liquidation of Stone & Webster or upon or as a result of the appointment of a receiver or conservator of, or trustee for Stone & Webster or otherwise, all as though such payment had not been made.
6.    The Counterparty may at any time and from time to time without notice to or consent of Guarantor and without impairing or releasing the Guaranteed Obligations of Guarantor hereunder:
(a)     agree with Stone & Webster to make any change in the terms of any obligation or liability of Stone & Webster to the Counterparty under the Agreement;
(b)     take or fail to take any action of any kind in respect of any security for any obligation or liability of Stone & Webster to the Counterparty;
(c)     exercise or refrain from exercising any rights against Stone & Webster or others; or
(d)     subordinate any obligation or liability of Stone & Webster to the Counterparty including any security therefor.
Any additional suretyship defenses are hereby waived by Guarantor. This Guaranty constitutes a guaranty of payment and not merely of collection.

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7.    Notwithstanding any other provisions of this Guaranty and without limiting Guarantor's other defenses and rights hereunder: (a) Guarantor reserves to itself all rights and defenses to which Stone & Webster is or may be entitled to arising under the Agreement (including, without limitation, any right to cure under Section 22.2 of the Agreement), except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Stone & Webster, and (b) the liability of Guarantor under this Guaranty shall be subject to the limitations applicable to the underlying obligations of Stone & Webster under the Agreement.
8.    Guarantor hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of Stone & Webster; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against Stone & Webster or any other guarantor or surety for either of them.
9.    Guarantor hereby certifies and warrants that this Guaranty constitutes the valid obligation of Guarantor and complies with all applicable laws.
10.    This Guaranty becomes effective on the later of the date hereof or the date of the effectiveness of the Agreement. This Guaranty terminates on the date of "Substantial Completion", as such term is defined in the Agreement.
11.    Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:
To Counterparty:    South Carolina Electric & Gas Company
Attn: President
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8097
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: Chief Operating Officer (M602)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-4087
Facsimile No.: 843-761-7037

With a copy to:    South Carolina Electric & Gas Company
Attn: General Counsel
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8634
Facsimile No.: 803-217-9336

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South Carolina Public Service Authority
Attn: General Counsel (M603)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-7007
Facsimile No.: 843-761-7037

To Guarantor:	The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, LA 70809
Attention: General Counsel

Notice shall be effective on the Business Day it is delivered except that any Notice that is not delivered prior to the end of normal business hours shall be effective as of the Business Day following the day it is delivered. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.
12.    The Counterparty may, upon notice to Guarantor, assign its rights hereunder without the consent of Guarantor. Guarantor may assign its rights hereunder with the prior written consent of the Counterparty, which consent shall not be unreasonably withheld. Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.
13.    Guarantor represents and warrants that:
(a)    it is a corporation duly organized, validly existing and in good standing under the laws of Louisiana and has the corporate or equivalent power and authority to execute, deliver and perform the Guaranteed Obligations under this Guaranty;
(b)    no authorization, approval, consent or order of, or registration or filing with, any court or governmental authority having jurisdiction over Guarantor is required on the part of Guarantor for the execution, delivery and performance of this Guaranty which has not been obtained or duly submitted, as applicable;
(c)    this Guaranty, when executed and delivered, shall constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and by general principles of equity; and
(d)     the execution, delivery and performance by Guarantor of this Guaranty does not and shall not contravene any law applicable to Guarantor or its organizational documents and does not and shall not conflict with or result in the breach of or default under any indenture, mortgage, agreement, instrument, judgment, decree, order or ruling to which Guarantor is a party or by which any of its properties are bound.

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14.    The validity, construction, and performance of this Guaranty shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law.
15.    Guarantor and the Counterparty agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by Guarantor or the Counterparty arising out of or in connection with this Guaranty or for recognition or enforcement of any judgment. By execution and delivery of this Guaranty, each of Guarantor and the Counterparty accepts, generally and unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Guaranty. Each of Guarantor and the Counterparty hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Guaranty brought before the foregoing court on the basis of forum non-conveniens or improper venue.
16.    EACH OF GUARANTOR AND THE COUNTERPARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.
17.    This Guaranty embodies the entire agreement and understanding between Guarantor and the Counterparty and supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.
18.    The provisions of this Guaranty are intended for the sole benefit of Guarantor and the Counterparty, and Guarantor and the Counterparty do not intend to create any third party beneficiaries or otherwise create privity of contract with any other person.
19.    This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative.

THE SHAW GROUP INC.

By:
Name:
Title:
Date:

Acknowledged and Agreed by Counterparty as of this ___ day of ___________, 2008, by:

__________________________
Name:
Title:

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EXHIBIT J
Price Adjustment Provisions

J.1    Introduction

Exhibit H – Pricing describes the elements of the Contract Price and provides the breakdown of the Contract Price into Fixed Price, Firm Price, Target Price, and Time and Materials Estimate. Only the Firm and Target Prices as well as the Time and Materials Charges are subject to the adjustment provisions of this Exhibit. For the purpose of applying the provisions of this exhibit, the Contract Price has a “Base Date” (BD) of November 30, 2007. The Handy Whitman Index for the Base Date will be the average of the July 2007 and the January 2008 Index, covering that six (6) month period. The Firm Price, Target Price, and Time and Materials Charges will be escalated and adjusted in accordance with the adjustment provisions provided herein.

J.2    Price Adjustment Overview

The application of the adjustment provisions for each of the price categories: Firm Price, Established Target Price (as defined in Exhibit H) and Time and Materials Charges are provided in the following sections.

In order to adequately address price adjustment due to escalation and other cost conditions over the duration of the Work, three (3) types of adjustment factors will be utilized to adjust the billings:

1)	Handy Whitman – Total Plant All Steam Generation Index - South Atlantic Region (“Handy Whitman Index”)
2)    Fixed Annual Percentages
3)    Market Based Indices

Table J-1 provides a list of project elements and shows the type of adjustment that will be applied to the cost elements for each Consortium Member

J.2.1    Handy Whitman – Total Plant All Steam Generation Index

This index is a formal index published by Whitman, Requardt and Associates, LLP which reflects the total cost of electric utility construction based on electricity from steam generation. The index is published semi-annually (January and July of each year) and is created for six (6) regions in the United States. The South Atlantic region index will be used since that best reflects the location of the Facility.

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J.2.2    Fixed Annual Percentage

For various cost categories, fixed annual percentage adjustments will be used. Since the percentages are fixed for the duration of the Agreement the adjustment percentage for any month of the Agreement can be predefined and are provided in Table J-3.

J.2.3    Market Based Indices

Market Based Indices will be used for construction craft labor where it is expected that industry indices will not properly reflect the cost adjustments expected during project execution because of the increased demand due to either local or other market conditions. The Market Based Indices will be established through market based analyses prepared by the Contractor and will be representative of the cost changes for a particular labor category associated with construction related to nuclear projects, including refueling outage labor as records are available, in the region for a given period. The procedure for the development of these market based analyses and associated indices will be provided to the Owner for its review and approval. Owner shall review and provide any comments in writing within four weeks of Contractor’s submittal. If Owner fails to provide to Contractor any comments within such four week period, then Owner shall be deemed to have approved such market based analyses and associated indices.

Market Based Indices will only be used to adjust the Established Target Price for construction craft labor. Actual total labor charges will be used to invoice craft labor. The craft labor portion of the Established Target Price will be adjusted based on the current Market Based Indices at the time the Work is performed.

J.2.4    Conditions for Handy Whitman Index

In determining the percentage change for the Handy Whitman Index the quotient (change in index value/ reference index value) shall be calculated to the nearest one-hundredth of one percent (xx.xx %). The quotient for the Handy Whitman Index will float positively or negatively dependent on the movement of the Handy Whitman Index.

For billing purposes, each Firm Price invoice shall include a preliminary price adjustment calculated as provided below.  Acknowledging that the Handy Whitman Index is issued periodically and represents the period’s ending values, an adjustment will be made each period to calculate an index value representative of the period covered.  This will be accomplished by taking the most recent available Handy Whitman Index at the time of billing plus an estimated escalation adjustment. The price adjustment billed in said manner shall be adjusted, if necessary, at a later date so that the final price adjustment paid under these provisions incorporates the average escalation based on the final Handy Whitman Indices for the applicable period.  (See examples below).

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Should the Handy Whitman Index be discontinued, or should the basis of its calculation be substantially modified, or should the data of the index be substantially revised, the price adjustments shall be revised and/or replacement indices shall be substituted, by mutual agreement of the Parties, which are consistent with the price adjustment provisions herein.

J.3    Pricing Categories

J.3.1    Fixed and Firm Price

The Fixed and Firm Price Work will be invoiced in accordance with the Milestone Payment Schedule and progress payment schedule provided in Exhibit F-1. As described below, each Firm Price invoice will be subject to price adjustment in accordance with price adjustment formulas and indices.

J.3.2    Established Target Price

Target Price Work is invoiced based on actual rates charged at the time the Target Price Work is performed. Adjustments will be applied to allow a direct comparison between the amounts invoiced with the Established Target Price. However, due to the fact the Established Target Price is calculated based on estimated costing rates as of the Base Date (BD), it will be necessary to adjust the invoiced amounts back in time to the BD to perform a direct comparison. These adjustments will not affect the actual invoice amounts due, but will only adjust the invoiced amounts back to BD dollars for evaluation of the project cost performance of the Target Price Work and the determination of the Target Price incentive payment per Exhibit H.

J.3.3    Time and Materials Charges

Work performed on a Time and Materials Basis is invoiced based on the billing rates as specified in Exhibit G.

J.4    Adjustment Provisions

J.4.1     Firm Price Adjustment Provisions

The Firm Price invoices will be subject to adjustment based on the Handy Whitman Index or Fixed Annual Percentage adjustment. Each invoice issued will be subject to adjustment relative to the Base Date until the invoice date per the provisions defined herein. Invoices subject to Handy Whitman Index adjustment will include a preliminary price adjustment calculated based on the latest available Handy Whitman Index at the time of billing plus the estimated escalation adjustment. The price adjustment billed will be adjusted at a later date such that the final price adjustment paid under these provisions will incorporate the final Handy Whitman Index for the applicable periods. This final Handy Whitman Index adjustment will be applied to the amounts invoiced during the affected period and the resulting debit or credit invoiced. Invoices subject to a

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Fixed Annual Percentage adjustment will always be issued with their final adjustment since the adjustment percentage is predetermined and provided in Table J-3.

Table J-2 defines the indices that will be used to adjust each of the Firm Price invoices or Established Target Price category. Exhibit F-1 provides the base amount and identifies the Table J-2 index to be applied to each Firm Price invoice. Table J-3 provides the adjustment percentage for those invoices subject to the Fixed Annual Adjustments. Tables J-2 and J-3 remain unchanged for the duration of the Work unless modified under Article 9 – Changes in Work or require modification under the terms of Section J.2.4 above.

The Agreement will include two (2) types of invoices that are subject to adjustment using this Exhibit: 1) Milestone Payment invoices and 2) progress payment invoices. The amount of these invoices are set forth in Exhibit F-1 and show the base amount of the invoice as well as the date or event that triggers the issuance of that invoice.

Each Firm Price invoice will be adjusted as follows:

Using Tables J-2, J-3, and Exhibit F-1 each Firm Price invoice shall be adjusted based on one of the following methods.

Adjustment Method	Adjustment Process
Handy Whitman Index
Adjusted based on the value of the average Handy Whitman Index for the month in which the invoice is issued compared with the same index at the Base Date and a percentage change for the index shall be determined. For invoice issue dates falling within the range of January through June, the Handy Whitman average of the Indices for January and July of the same year will be used to generate the final adjustment. For invoice issue dates falling within the range of July through December the average of the Handy Whitman Index for June of that year and January of the following year will be used to generate the final adjustment. The preliminary invoice adjustment will be based on the latest previously published index value available at the time the invoice is generated plus an estimated escalation adjustment which would be the average semi-annual escalation increases over the past four (4) indices or two years. (See example provided).

Fixed Annual Percentage
The percentage change to be applied is provided in Table J-3. This is a final value and no preliminary adjustment is required. The 6.5% Fixed Annual Percentage includes a 5.2% escalation estimate and a 1.3% nuclear industry administration adjustment.

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The invoice adjustment is determined by the multiplication of the percentage change for the Handy Whitman Index or the Table J-3 Fixed Annual Percentage amount, as applicable, and the Exhibit F-1 Milestone Payment or progress payment amount.

Price Adjustment Example

Example 1 – Handy Whitman

Firm Price Preliminary Handy-Whitman Adjustment Example (All values are for illustrative purposes only)

Date Of Index	Jul-05	Jan-06	Jul-06	Jan-07	Jul-07	Jan-08	Jul-08	Jan-09	Jul-09
Application Period: Start					7/1/07	1/1/08	7/1/08	1/1/09	7/1/09
End					12/31/07	6/30/08	12/31/08	6/30/09	12/31/09
Index Value (Assumed Values)	424	441	456	479	491	500	520	540	550
Escalation % from Previous Index		4.01%	3.40%	5.04%	2.51%	1.83%	4.00%	3.85%	1.85%
Average Escalation over last 4 Indices (2 years)					3.74%	3.20%	3.35%	3.05%	2.88%
Extrapolated Preliminary Index Value for Application Period (Next 6 Months)						509.36	515.98	537.4	556.449
Base Index Value	495.5
Preliminary Escalation Adjustment Factor (EAF) (Current Index Value/Base Index Value)						1.0280	1.0413	1.0846	1.1230
Firm Price Final Handy-Whitman Adjustment Example (All values are for illustrative purposes only)

Date Of Index	Jan-06	Jul-06	Jan-07	Jul-07	Jan-08	Jul-08	Jan-09	Jul-09
Application Period: Start					7/1/07	1/1/08	7/1/08	1/1/09
End					12/31/07	6/30/08	12/31/08	6/30/09
Final Index Value Averaged over Application Period (Previous 6 months)					495.5	510	530	545
Final Escalation Adjustment Factor (EAF) (Current Index Value/Base Index Value) to be Applied to the Application Period (Previous 6 months)					1.000	1.029	1.070	1.100

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Example 2

Assume that a $550,000 invoice is issued in October, 2009. From Exhibit F-1 it is determined that the invoice is to be adjusted using the 6.5% Fixed Annual Percentage:

The value of 6.5% Fixed Annual Percentage for October, 2009 is 9.39%

The final price adjustment (PA) for this payment would be as follows:

PA    =    9.39% x $550,000

PA    =    (0.0939) x ($550,000)

PA    =    $ 51,645

The final invoice amount is $601,645 (550,000 + 51,645).

J.4.2    Time & Materials Charges Adjustment Provisions

The Westinghouse hourly labor rates and daily per diem rate for Time and Materials and Target Price Work will be subject to adjustment using the Adjustment Category defined in Table J-1. The rates have a Base Date of November 30, 2007 and will be adjusted January first of each year based on the Table J-3 January index of the same year. The labor rates and daily per diem rate will be adjusted by applying the percentage increase from Table J-3 to each of the Base Date rates.

Time and Materials Charges for Stone & Webster work will be billed as detailed in Exhibit G.2 based on actual costs incurred and thus no additional adjustment is required.

J.4.3    Established Target Price Adjustment Provisions

Target Price Work is invoiced based on actual cost charges to Owner at the time the Work is performed and therefore the invoices are not subject to adjustment for payment of invoiced amounts. But, as discussed above, the Established Target Price is derived based on cost rates as of the BD and it will be necessary to adjust the invoiced amounts back in time to the BD for comparison to the Established Target Price. This comparison will be used to determine when the Established Target Price point is reached. Target Price incentives and cost sharing will be calculated in current dollars by using actual or readjusted pricing as described in this Section, J.4.3.

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The Established Target Price evaluation and adjustment process will be performed using the following guidelines:

•	The Established Target Price in BD dollars for each of the Target Price categories is provided in Exhibit H, including the contingency and Profit associated with the Established Target Price.

•
The portion of the Target Price for craft labor includes benefits, fringes, taxes, incentives, per diem, contingency, G&A and profit. Table J-4 provides the base craft labor salaries, benefits, fringes, incentives and per diem in November 2007 BD dollars.

•
Target Price invoiced amounts shall be de-escalated from the invoice date to the BD using the Handy Whitman Index or Market Based Indices as applicable by multiplying the invoiced amount times the ratio of the BD Index divided by the value of the index at the invoice date.

•
If at Final Completion of both Units, the cumulative total of the adjusted Target Price invoices in BD dollars for all Target Price categories is less than the Established Target Price, a cost savings incentive shall be payable to Contractor. This incentive shall be calculated in adjusted dollars by multiplying eighty percent (80%) of the cost savings in BD dollars by the ratio of the total of the actual Target Price invoices divided by the total of the adjusted Target Price invoices in BD dollars. (See example Target Price evaluation below).

•
If the cumulative total of the adjusted Target Price invoices reaches the Established Target Price and is within Case 4 of Exhibit H, any invoiced amounts after the Target Price is reached will exclude Profit and will include a reduction for the invoiced amount above the Established Target Price by 50% unless and until Case 5 is reached. If Case 5 is reached, invoice amounts will be only for costs without Profit.

•
The Established Target Price shall be adjusted for approved Change Orders impacting the Target Price in BD dollars. If the Change Order is in current dollars it shall adjusted by de-escalating the amount of the Change Order from current dollars to BD dollars by multiplying the portions of the Change Order Price by the ratio of the applicable indices at the BD divided by the indices for the current period for each Target Price category.

Prior to reaching the Established Target Price, adjustments do not affect the actual amounts paid and thus, they can be calculated regularly by the Contractor and reviewed by the Owner at least once every six (6) months. However, as the Established Target Price is approached, adjustments shall be made on every invoice using the most current index available with corrected adjustments made after the index for the time period is issued. This same approach would be used for determining the starting point for Case 4 or Case 5 as defined in Exhibit H.

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Target Price Handy-Whitman Target Price Adjustment Example (All values are for illustrative purposes only)

Date Of Index		Jul-07	Jan-08	Jul-08	Jan-09	Jul-09	Jan-10	Jul-10	Jan-11	Totals
Index Value (Assumed Values)		491	500	520	540	550	540	560	590
Index Value (Averaged over previous 6 months)			495.5	510	530	545	545	550	575
Escalation Adjustment Factor (EAF) (Current Index Value/Base Index Value)			1.000	1.029	1.070	1.100	1.100	1.110	1.160
Established Target Price	$175.00
Actual Invoiced Amounts for previous 6 months in Current $			$0.00	$0.00	$9.00	$30.00	$25.00	$30.00	$25.00	$119.00
Cumulative Actuals Current $			$0.00	$0.00	$9.00	$39.00	$64.00	$94.00	$119.00
De-Escalated Invoiced Amounts in BD$			$0.00	$0.00	$8.41	$27.28	$22.73	$27.03	$21.54	$106.99

Underrun 2007 BD$	$68.01
Re-escalation Factor EF= Actuals in Current $/ Actuals in 2007$	1.1123
Underrun in 2012$ = EF x Underrun in 2007$	$75.65
Contractor Incentive Factor	0.80
Contractor Incentive In Completion Date Dollars	$60.52

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Craft Labor Adjustment Example
Construction craft invoiced amounts will be adjusted based on the Market Based Indices changes using the following process for each adjustment period:

For each construction craft labor category (LC):

LC#1 adjusted to BD $= Actual amounts invoiced for LC#1 x BD Price Rate LC#1 / (Market Based Labor Rate#1 in current $.
LC#2 adjusted to BD $= Actual amounts invoiced for LC#2 x BD Price Rate LC#2 / (Market Based Labor Rate#2 in current $
â
LC#X adjusted to BD $= Actual amounts invoiced for LC#X x BD Price Rate LC#X /(Market Based Labor Rate#X in current $
The craft labor contribution to the adjusted Established Target Price will be the total of all the labor category adjustments.

Target Price Work Other than Construction Craft Labor

This category includes all Target Price Work except for construction craft labor. The invoiced amounts for this category will be adjusted using the Handy Whitman Index. The contribution to the adjustment will be calculated as follows:

For the purpose of the Established Target Price adjustment provision only, the adjustment will be based on the value in the Handy Whitman Index at BD as compared to the average value in the Handy Whitman Index for the period the cost was incurred.

Target Price Invoice Handy Whitman Adjustment Example

As an example of the adjustment provisions for a Target Price invoice for a 6-month period, assume that $25,000 of non-construction craft labor charges were incurred during the July 2010 to January 2011 period and that

1)	The Base Date Index for the Handy Whitman Index was 495.5

2)	The Handy Whitman Index for January 2011 was 590

3)	The Handy Whitman Index for July 2010 -was 560

4)	The average Handy Whitman Index value for July 2010 to January 2011 is 575

The Escalation Adjustment Factor (EAF) for this category for this period would be as follows:
EAF =     (495.5/575) =
Adjusted Invoiced Amount =     $25,000*(0.8617)
Adjusted Invoiced Amount in BD $     =    $21,543

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TABLE J-1

Cost Elements Subject to Adjustment

Adjustment Category	Cost Make-up	WEC	S&W
Zero 0% Fixed Annual Percentage	• Steam Generator, Reactor Vessel, Reactor Vessel Internals, Integrated Head Package, Squib Valves, CRDMs, Pressurizer, Passive Regenerative Heat Exchanger, reactor coolant loop piping • Profit*	X
5.2% Fixed Annual Percentage	• Turbine Generator Package	X
6.5% Fixed Annual Percentage	• Westinghouse home office and SGA • I&C Systems (Labor and Hardware) • Westinghouse Time and Materials Charges • Profit*	X
Market Based Indices	• All construction craft labor and associated contingency (only used to adjust Established Target Price for craft labor) • Stone & Webster G&A • Profit	X	X
Handy Whitman
•    All Equipment and commodities not listed above
•    Stone & Webster professional labor
•    Stone & Webster G&A
•    Pre-service inspection
•    Profit*
•    Substantial Completion Milestone Payments
•    Risk/Contingency not listed above
•    Transportation
•    All other costs not listed herein
		X	X
Zero 0% Fixed Annual Percentage	• Investment Recovery, Royalties	X	X

* For Westinghouse, Profit is allocated proportionately to the Work in each adjustment category and will be adjusted using that adjustment methodology.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

TABLE J-2

Price Adjustment Indices

Index ID	Index Description
HW	Handy Whitman – Total All Plant Steam Generation – South Atlantic Region
Craft	Craft Labor – Market Craft Labor Wage Rates
0%	Fixed Annual Percentage - 0%
5.2%	Fixed Annual Percentage – 5.2% (Table J-3)
6.5%	Fixed Annual Percentage – 6.5% (Table J-3)

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

TABLE J-3

Fixed Annual Adjustment Percentage
November 2007 Base Date

	Fixed Annual Percentage
Invoice Date	5.20%	6.50%
Nov-07	0.00%	0.00%
Dec-07	0.00%	0.00%
Jan-08	0.00%	0.00%
Feb-08	0.00%	0.00%
Mar-08	0.00%	0.00%
Apr-08	2.17%	2.71%
May-08	2.17%	2.71%
Jun-08	2.17%	2.71%
Jul-08	2.17%	2.71%
Aug-08	2.17%	2.71%
Sep-08	2.17%	2.71%
Oct-08	2.17%	2.71%
Nov-08	2.17%	2.71%
Dec-08	2.17%	2.71%
Jan-09	2.17%	2.71%
Feb-09	2.17%	2.71%
Mar-09	2.17%	2.71%
Apr-09	7.48%	9.39%
May-09	7.48%	9.39%
Jun-09	7.48%	9.39%
Jul-09	7.48%	9.39%
Aug-09	7.48%	9.39%
Sep-09	7.48%	9.39%
Oct-09	7.48%	9.39%
Nov-09	7.48%	9.39%
Dec-09	7.48%	9.39%
Jan-10	7.48%	9.39%
Feb-10	7.48%	9.39%
Mar-10	7.48%	9.39%
Apr-10	13.07%	16.50%
May-10	13.07%	16.50%
Jun-10	13.07%	16.50%
Jul-10	13.07%	16.50%
Aug-10	13.07%	16.50%
Sep-10	13.07%	16.50%
Oct-10	13.07%	16.50%
Nov-10	13.07%	16.50%

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

	Fixed Annual Percentage
Invoice Date	5.20%	6.50%
Dec-10	13.07%	16.50%
Jan-11	13.07%	16.50%
Feb-11	13.07%	16.50%
Mar-11	13.07%	16.50%
Apr-11	18.95%	24.07%
May-11	18.95%	24.07%
Jun-11	18.95%	24.07%
Jul-11	18.95%	24.07%
Aug-11	18.95%	24.07%
Sep-11	18.95%	24.07%
Oct-11	18.95%	24.07%
Nov-11	18.95%	24.07%
Dec-11	18.95%	24.07%
Jan-12	18.95%	24.07%
Feb-12	18.95%	24.07%
Mar-12	18.95%	24.07%
Apr-12	25.14%	32.13%
May-12	25.14%	32.13%
Jun-12	25.14%	32.13%
Jul-12	25.14%	32.13%
Aug-12	25.14%	32.13%
Sep-12	25.14%	32.13%
Oct-12	25.14%	32.13%
Nov-12	25.14%	32.13%
Dec-12	25.14%	32.13%
Jan-13	25.14%	32.13%
Feb-13	25.14%	32.13%
Mar-13	25.14%	32.13%
Apr-13	31.64%	40.72%
May-13	31.64%	40.72%
Jun-13	31.64%	40.72%
Jul-13	31.64%	40.72%
Aug-13	31.64%	40.72%
Sep-13	31.64%	40.72%
Oct-13	31.64%	40.72%
Nov-13	31.64%	40.72%
Dec-13	31.64%	40.72%
Jan-14	31.64%	40.72%
Feb-14	31.64%	40.72%
Mar-14	31.64%	40.72%
Apr-14	38.49%	49.87%
May-14	38.49%	49.87%

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

	Fixed Annual Percentage
Invoice Date	5.20%	6.50%
Jun-14	38.49%	49.87%
Jul-14	38.49%	49.87%
Aug-14	38.49%	49.87%
Sep-14	38.49%	49.87%
Oct-14	38.49%	49.87%
Nov-14	38.49%	49.87%
Dec-14	38.49%	49.87%
Jan-15	38.49%	49.87%
Feb-15	38.49%	49.87%
Mar-15	38.49%	49.87%
Apr-15	45.69%	59.61%
May-15	45.69%	59.61%
Jun-15	45.69%	59.61%
Jul-15	45.69%	59.61%
Aug-15	45.69%	59.61%
Sep-15	45.69%	59.61%
Oct-15	45.69%	59.61%
Nov-15	45.69%	59.61%
Dec-15	45.69%	59.61%
Jan-16	45.69%	59.61%
Feb-16	45.69%	59.61%
Mar-16	45.69%	59.61%
Apr-16	53.26%	69.98%
May-16	53.26%	69.98%
Jun-16	53.26%	69.98%
Jul-16	53.26%	69.98%
Aug-16	53.26%	69.98%
Sep-16	53.26%	69.98%
Oct-16	53.26%	69.98%
Nov-16	53.26%	69.98%
Dec-16	53.26%	69.98%
Jan-17	53.26%	69.98%
Feb-17	53.26%	69.98%
Mar-17	53.26%	69.98%
Apr-17	61.24%	81.03%
May-17	61.24%	81.03%
Jun-17	61.24%	81.03%
Jul-17	61.24%	81.03%
Aug-17	61.24%	81.03%
Sep-17	61.24%	81.03%
Oct-17	61.24%	81.03%
Nov-17	61.24%	81.03%

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

	Fixed Annual Percentage
Invoice Date	5.20%	6.50%
Dec-17	61.24%	81.03%
Jan-18	61.24%	81.03%
Feb-18	61.24%	81.03%
Mar-18	61.24%	81.03%
Apr-18	69.62%	92.80%
May-18	69.62%	92.80%
Jun-18	69.62%	92.80%
Jul-18	69.62%	92.80%
Aug-18	69.62%	92.80%
Sep-18	69.62%	92.80%
Oct-18	69.62%	92.80%
Nov-18	69.62%	92.80%
Dec-18	69.62%	92.80%
Jan-19	69.62%	92.80%
Feb-19	69.62%	92.80%
Mar-19	69.62%	92.80%
Apr-19	78.44%	105.33%
May-19	78.44%	105.33%
Jun-19	78.44%	105.33%

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table J-4

	Base Craft Rates - Straight Time (November 2007 USD)
Craft	Apprentice	Journeymen	Foreman	General Foremen	Fringe Benefits	Per Diem/ Subsistence	Employment/ Retention Incentives & Bonuses
Asbestos worker	$18.00	$22.50	$25.00	$26.50	$1.14	$5.95	$0.00
Boilermaker	$19.80	$24.75	$27.25	$28.75	$1.24	$5.95	$0.00
Bricklayer	$16.80	$21.00	$23.50	$25.00	$1.07	$5.95	$0.00
Carpenter	$18.48	$23.10	$25.60	$27.10	$1.16	$5.95	$0.00
Cement Finisher	$18.48	$23.10	$25.60	$27.10	$1.17	$5.95	$0.00
Electrician	$17.80	$22.25	$24.75	$26.25	$1.11	$5.95	$0.00
Elevator Constructor	$18.00	$22.50	$25.00	$26.50	$1.14	$5.95	$0.00
Equip Operator, Heavy	$18.60	$23.25	$25.75	$27.25	$1.18	$5.95	$0.00
Equip Operator, Light	$15.81	$19.76	$22.26	$23.76	$1.01	$5.95	$0.00
Equip Operator, Medium	$16.74	$20.93	$23.43	$24.93	$1.06	$5.95	$0.00
Equip Oper., Master Mech	$16.74	$20.93	$23.43	$24.93	$1.25	$5.95	$0.00
Equip Operator, Oilier	$16.74	$20.93	$23.43	$24.93	$1.05	$5.95	$0.00
Glazer	$16.80	$21.00	$23.50	$25.00	$1.05	$5.95	$0.00
Ironworker	$18.48	$23.10	$25.60	$27.10	$1.16	$5.95	$0.00
Laborer	$13.44	$16.80	$19.30	$20.80	$0.83	$5.95	$0.00
Millwright	$19.80	$24.75	$27.25	$28.75	$1.22	$5.95	$0.00
Pile Driver	$18.60	$23.25	$25.75	$27.25	$1.18	$5.95	$0.00
Pipefitter/Steamfitter	$19.40	$24.25	$26.75	$28.25	$1.21	$5.95	$0.00
Plumber	$18.00	$22.50	$25.00	$26.50	$1.15	$5.95	$0.00
Painter	$16.80	$21.00	$23.50	$25.00	$1.05	$5.95	$0.00
Roofer, Composition	$16.80	$21.00	$23.50	$25.00	$1.07	$5.95	$0.00
Sheet Metal Worker	$18.00	$22.50	$25.00	$26.50	$1.13	$5.95	$0.00
Sprinkler Installer	$18.00	$22.50	$25.00	$26.50	$1.13	$5.95	$0.00
Teamster	$15.81	$19.76	$22.26	$23.76	$1.00	$5.95	$0.00
Tile Layer	$16.80	$21.00	$23.50	$25.00	$1.08	$5.95	$0.00

The above rates are exclusive of payroll tax and workers compensation.
Perdiem rates are the average per hour rates based on $70/day(10hrs) for 85% of the craft

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT K
Costs

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit K is appended.

Cost categories shall include those categories of charges that can be directly traced to producing specific goods or services for or in connection with the Work as well as the general overhead costs of Contractor. These charges include, but are not limited to, the labor, materials, equipment, rentals, travel, living expenses, mobilization and transportation, and other charges and fees that are incurred in connection or associated with the execution, management and termination of the Work from inception to completion ("Costs"). The term Costs includes SGA, G&A and the multipliers applied pursuant to Exhibits G and H excluding Profit. The classification of these charges and fees as Costs shall be independent of and not influenced by the use of the terminology such as “indirect costs” or “construction indirects” but shall be determined by the definition as set forth by this Exhibit. “Recoverable Costs” are the costs identified as Recoverable in Table K-1 that are billed in accordance with Exhibit G following a Unit termination. Any and all other costs or charges identified that are not included in Table K-1, that are incurred for the benefit of the Work may be added subject to Owner’s approval.

In addition, sales, general and administration overhead and other overhead are categories in Costs, it being understood that Westinghouse and Stone & Webster use different descriptive phrases and categories to describe certain non-directly billed Costs (e.g., Westinghouse uses an SGA category for describing certain of its administrative activities and Stone & Webster uses a general and administrative (“G&A”) category for certain of its administrative activities). A specific charge will only be accounted for in one cost category and will not be double accounted.

The following tables list the specific categories of Costs.
“HQ” is Headquarters related to personnel assigned to the home offices.
“Site Assigned” is related to personnel whose assignment has been changed to the site.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
1.
All labor related costs and charges (including overtime and premiums, pay differentials, mobilization and demobilization(if not being mobilized for another site assignment)) for Contractor’s personnel (employees, contract, agency, etc.) performing the Work including but not limit to the following personnel[1]
		Yes	Yes	Yes	Yes
A	Consortium Manager and Management Committee	Yes	Yes	Yes	Yes
B	Project Director, Deputy and Assistant Project Director(s)	Yes	Yes	Yes	Yes
C	Project Manager(s), Assistant Project Manager(s), and other management personnel of all categories	Yes	Yes	Yes	Yes
D	Project Controls Manager	Yes	Yes	Yes	Yes
E	Quality Assurance and Control Manager(s) and Engineers	Yes	Yes	Yes	Yes
F	Supply Chain/Procurement Director, and Manager	No – In SGA	No – In SGA	Yes	Yes
G	Supply Chain Buyers, Expeditors, Inspectors, and Engineers	Yes	Yes	Yes	Yes
H	Construction Manager, Site Manager, Site Director and other Site managers and construction management personnel, health and safety management and personnel	Yes[1]	Yes	Yes	Yes
I	Engineers of all classifications, including engineering management, whether at the home office or at a Site location	Yes	Yes	Yes	Yes
J	Draftsmen, Designers and Technicians	Yes	Yes	Yes	Yes
K	Manufacturing Engineer Manager	Yes	Yes	Yes	Yes
L	Shop Managers and Technicians	Yes	Yes	Yes	Yes
M	Construction personnel, including but not limited to supervisors and craft, and any charges incurred for such labor including but not limited to charges paid under any labor or related agreements	Yes	Yes	Yes	Yes
1 The listing of titles and positions are representative, but are not all inclusive.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
N
Corporate officers, directors, division administration and management when performing work in direct support of the Work other than those identified herein as directly recoverable. The costs for these personnel when performing corporate functions are an overhead expense and not directly chargeable
		No – In SGA	NA	Yes	Yes
O	Labor relations managers and personnel	Yes	Yes	Yes	Yes
P	Estimators, schedulers, planners, cost and schedule, and other project controls engineers and personnel	Yes	Yes	Yes	Yes
Q	Secretaries, stenographers, typists, clerks, administrative personnel, etc. providing project support	No - In Labor Rate	No - In Labor Rate	Yes	Yes
R	In-house insurance and legal personnel when performing work directly for Owner or the Work; outside legal and consultants retained to support the Work	No- In SGA	No - In SGA	Yes	Yes
S	Legal, consultant and in-house labor and charges relating to claims with any supplier and subcontractor, but excluding any such charges for services for any claims between Owner and Contractor	Yes	Yes	Yes	Yes
T	Accounting and finance personnel assigned to the project	No – In SGA	No - In SGA	Yes	Yes
U	Agency and contract hired personnel at their equivalent charge	Yes	Yes	Yes	Yes
V	Outside consultants and Subcontractors	Yes	Yes	Yes	Yes
W	Charges for any other personnel providing services for or associated with the Work	Yes	Yes	Yes	Yes
2.	Any and all payroll taxes and charges required to be paid by any local, state or federal government; state and federal unemployment taxes for professional labor (non-craft)	No - In Labor Rate	No - In Labor Rate	No - In Labor multiplier	No - In Labor multiplier
3.	Any and all payroll taxes and charges required to be paid by any local, state or federal government; state and federal unemployment taxes, charges for benefits, fringes and incentives for craft labor	Yes	Yes	Yes	Yes

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
4.	Any sales, use, services, business and excise taxes and levies (including fines and penalties from complying with Owner’s directions), except for taxes levied directly on or measured by net income	Yes	Yes	Yes	Yes
5.
Work specific costs related to and for any equipment, materials and tools that will become a permanent part of the Facility or that will be used for the engineering, design and construction of the Facility, including but not limited to equipment, consumables, rental and leasing charges; costs for transportation, freight, storage and handling costs, operations, maintenance and repair of any equipment, cancellation and disposal charges, net of any salvage value
		Yes	Yes	Yes	Yes
6.	Site and off-Site satellite offices, laydown space and storage locations and facilities, including trailers, equipment, furnishings, maintenance, operations, and contracted support and utilities	N/A	Yes	N/A	Yes
7.	Routine information technology support for computers and office equipment for project specific use and project specific information systems2,[3]	No - In Labor Rate	Yes	Yes	Yes

2, Construction tools, equipment and material may be charged, as mutually agreed, at Contractor’s rates in effect at the time of usage or based on actual costs on a Time and Materials Basis.
3 Project Specific information technology support beyond that routinely performed will be offered as Time
& Materials scope for approval by Owner

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
8.
Traveling, subsistence and living allowance (including per diems), mobilization and demobilization charges including relocation charges to/off site assignment for personnel performing the Work (including expenses and labor) in accordance with Contractor’s policies. (Other relocations to or between Contractor’s headquarters offices are excluded)[4]
		Yes	Yes	Yes	Yes
9.	Special printing and similar expenses requested or approved by Owner at Contractor’s rates in effect at the time of usage	Yes	Yes	Yes	Yes
10.	Communication expenses.	No - In Labor Rate	Yes	No - In RCC[5]	Yes
11.	Express mail postage and courier services	Yes	Yes	Yes	Yes
12.	Normal office reprographics, etc. at rates in effect at the time of usage	No	Yes	No - In RCC	Yes
13.	Cost of any Governmental Approvals	Yes	Yes	Yes	Yes
4 Travel, subsistence and living allowance (including per diems) for professional staff performing Work between Contractor’s headquarters will be accompanied by identification of task performed. Personnel may not be on paid travel and per diem simultaneously for same location covering the same costs. Per diem, subsistence, and living allowance will be limited to the maximum durations in accordance with
Contractor’s travel and relocation policies. After Full Notice to Proceed, if it is anticipated that an assignment period will be greater than eighteen (18) months on a continuous basis, Contractor will make reasonable efforts to relocate the employee or demonstrate that an alternate approach is more economical.
Relocation allowance will vary based on the person’s situation and position level. Owner concurrence will be obtained for all relocations on either a Target Price or Time & Materials Basis that exceed $30,000.
Exceptions to either the assignment period or $30,000 relocation will be subject to approval by Owner.
This value will be subject to escalation. It is recognized that relocation costs exceeding this value may occur for some senior level personnel. Craft personnel will be allowed per diem only, at market rates, with no limit on duration.

5 Reproduction, communication and computers.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
14.
Costs of insurance, bonds and other security instruments (unless specifically excluded in Agreement) placed or maintained pursuant to the Agreement, and any expenses incurred and payments made by Contractor (including deductibles), in connection with any occurrence or claim not covered by any insurance
		Yes	Yes	Yes	Yes
15.	Office supplies, consumables, and computers and other equipment	No -In Labor Rate	Yes	No – In RCC	Yes
16.	Personnel project safety incentives (subject to mutual agreement with Owner)	Yes	Yes	Yes	Yes
17.	Personnel project completion incentives (subject to mutual agreement with Owner)	Yes	Yes	Yes	Yes
18.	Personnel project performance incentives (subject to mutual agreement with Owner)	Yes	Yes	Yes	Yes

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-2: SGA, G&A and Multiplier Items
Item No.	Cost Categories	Charges for Time and Expenses Related to the Work Recoverable by Inclusion in Multipliers or SGA or G&A (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
1.	Holiday, vacation, and non-billable Time	No – In Labor Rate	No – In Labor Rate	Yes	Yes
2.	Any and all payroll taxes and charges required to be paid by any local, state or federal government; state and federal unemployment taxes for professional labor (non-craft)	No – In Labor Rate	No – In Labor Rate	Yes	Yes
3.	Benefits, salary premiums for professional labor (non-craft)	No – In Labor Rate	No – In Labor Rate	Yes	Yes
4.	Corporate Officers and Directors (except where indicated as directly billable herein) and corporate incentives / bonuses	Yes	Yes	Yes	Yes
5.	Corporate supply chain and quality assurance management (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
6.	Corporate financial and accounting controls & reporting (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
7.	Corporate human resources staff and support (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
8.	Corporate information technology staff, services and equipment (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
9.	Corporate legal (internal and external) and contracts development (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
10.	Corporate insurance personnel not assigned to the Work (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
11.	Corporate administrative personnel	Yes	Yes	Yes	Yes
12.	Corporate construction management (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
13.	Corporate facilities & management	Yes	Yes	Yes	Yes
14.	Business development, marketing & communications	Yes	Yes	Yes	Yes

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-2: SGA, G&A and Multiplier Items
Item No.	Cost Categories	Charges for Time and Expenses Related to the Work Recoverable by Inclusion in Multipliers or SGA or G&A (Yes/No)
		WEC HQ Assigned	WEC Site Assigned	S&W HQ Assigned	S&W Site Assigned
15.	Corporate environmental, health and safety	Yes	Yes	Yes	Yes
16.	Corporate information technology (except where indicated as directly billable herein)	Yes	Yes	Yes	Yes
17.	Corporate support & management	Yes	Yes	Yes	Yes
18.	Office supplies, consumables, and computers and other equipment	No – In Labor Rate	No	Yes	No
19.	Long distance phone calls, telegrams, facsimiles at Contractor’s charges in effect at the time of usage	No – In Labor Rate	No	Yes	No
20.	Secretaries, stenographers, typists, clerks, administrative personnel, etc. providing project support	No – In Labor Rate	No – In Labor Rate	No	No
21.	Relocation of personnel to or between Contractor’s headquarters offices other than return from assignment at Owner’s site	Yes	No	Yes	No

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT L
Net Electric Guarantee Conditions And Load List

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit L is appended.

As part of achieving Substantial Completion of a Unit, a Net Unit Electric Output Test shall be performed to determine whether the Unit meets the Net Unit Electrical Output Guarantee. The Net Unit Electrical Output for the Unit shall be determined by the Net Unit Electrical Output Test in accordance with the applicable requirements set forth in Section 11.5 of the Agreement.

The purpose of this Exhibit is to define the Net Unit Electric Output value for the Net Unit Electric Output Guarantee and provide the House Loads for the Unit when defining the Net Unit Electric Output Guarantee. The House Loads list with individual load operation assumptions (on/off) is presented in Attachment A to this Exhibit. (House Loads are those which receive power from the Unit Auxiliary Transformers; that is, supplied from the low voltage side of the Main Step-Up Transformers.)

The tested power will be corrected to guarantee conditions with corrections for power factor, ambient wet bulb temperature, ambient dry bulb temperature, make-up water temperature and make-up water flow rate.

The Net Unit Electric Output of the Unit is:

Plant Condition	Generator Output (kW)	House Loads (kW) Including two octagonal mechanical draft cooling towers per Unit and losses due to the Main Step-Up Transformer	Net Unit Electrical Output Guarantee (kW) Measured at the high voltage side of the Main Step-Up Transformer
Rated Power	1,204,500	103,500	1,101,000

The Net Unit Electrical Output Guarantee is based upon the following conditions:

–	Individual house load assumptions (on/off) are as presented in Attachment A.

–	Power factor of 0.90 at the generator.

–	Cooling tower inlet ambient conditions are 96[o] F Dry Bulb; Wet Bulb of 76[o] F

–	Wind velocity does not exceed 10 mph, as measured at the upper deck of the cooling towers.

–	Cooling tower inlet wet bulb temperature does not vary more than 5°F above or 15°F below the guarantee-basis wet bulb temperature indicated above.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

–
Cooling tower make-up water temperature is no higher than 88.1[o] F at this condition. Similarly, at any other cooling tower inlet conditions, the make-up water temperature will be no higher than the cooling tower basin temperature. Since the stipulated make-up temperature is the same as the cold water temperature in the cooling tower basin, it has no effect on the basin temperature, regardless of make-up flow rate. If the temperature is higher than this, the make-up flow rate will be taken into account, along with its temperature, in applying the performance correction factor.

–	Cooling tower make-up water shall not contain more than 10 parts per million suspended solids.

–
The quantity of oil, grease, or other fatty substances in the circulating water shall not exceed 1 ppm as determined by a mutually agreeable technique. Normal water chemistry will be maintained by means of a normal blow-down rate.

–	The steam generator blow-down flow will be zero during the test conditions.
The Net Unit Electrical Output value presented above does not include calorimetric and electrical measurement uncertainties.  For the tested load, an uncertainty allowance will be determined in accordance with the procedures and standards identified in ASME PTC 46. That is if, for example, the measurement uncertainty is calculated in accordance with ASME methods to be +/-1%, then the Net Electrical Output Guarantee will be deemed to have been achieved if the corrected value is greater than 99% of the guaranteed value.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
2037-AD-D01	ROLL-UP DOOR	Off	Door operation not assumed.
4033-MS-01	HMS DECON SYSTEM (PORTABLE UNITS)	Off
4033-MZ-01	HMS DRILL PRESS	Off	Machine shop not operated for this study.
4033-MZ-02	HMS BAND SAW	Off	Machine shop not operated for this study.
4033-MZ-03	HMS POWER HACKSAW	Off	Machine shop not operated for this study.
4033-MZ-04	HMS UNIVERSAL GRINDER	Off	Machine shop not operated for this study.
4033-MZ-05	HMS LATHE	Off	Machine shop not operated for this study.
4033-MZ-06	HMS MILLING MACHINE	Off	Machine shop not operated for this study.
ASS-EH-01	AUXILIARY BOILER FUEL OIL ELECTRIC HEATER	Off	Aux boiler not normally used at power. Heater not included in guarantee loads.
ASS-MP-01A	AUXILIARY BOILER MAKEUP PUMP A	Off	Aux boiler not normally used at power, assume aux boiler used at startup
ASS-MP-01B	AUXILIARY BOILER MAKEUP PUMP B	Off	Aux boiler not normally used at power, assume aux boiler used at startup
ASS-MP-04A	AUXILIARY BOILER FEED PUMP A	Off	Aux boiler not normally used at power, assume aux boiler used at startup
ASS-MP-04B	AUXILIARY BOILER FEED PUMP B	Off	Aux boiler not normally used at power, assume aux boiler used at startup
BDS-MP-01	STEAM GENERATOR RECIRCULATION AND DRAIN PUMP	Off
BDS-MP-02A	EDI BRINE PUMP A	Off
BDS-MP-02B	EDI BRINE PUMP B	Off
CAS-MS-01A	INSTRUMENT AIR COMPRESSOR PACKAGE A	On	One of two compressors needed for normal operation
CAS-MS-01B`	INSTRUMENT AIR COMPRESSOR PACKAGE B	Off	One of two compressors needed for normal operation
CAS-MS-03A	SERVICE AIR COMPRESSOR PACKAGE A	On	Assume one of two compressors needed for normal operation
CAS-MS-03B	SERVICE AIR COMPRESSOR PACKAGE B	Off	Assume one of two compressors needed for normal operation
CAS-MS-05	HIGH PRESSURE AIR COMPRESSOR AND FILTER PACKAGE	Off	Assume high pressure air compressor not normally needed
CCS-EH-01A	CCS PUMP HEATER	Off
CCS-EH-01B	CCS PUMP HEATER	On
CCS-MP-01A	COMPONENT COOLING WATER PUMP A	On	Only one CCS pump required for at-power operation. Two required for cooldown.
CCS-MP-01B	COMPONENT COOLING WATER PUMP B	Off	Only one CCS pump required for at-power operation. Two required for cooldown.
CCS-PL-V225	Letdown HX Cooling Flow Inlet Isolation	Off	No valve operation assumed for this study
CCS-PL-V256A	RCP 1A Cooling Water Outlet Isolation	Off	No valve operation assumed for this study
CCS-PL-V256B	RCP 1B Cooling Water Outlet Isolation	Off	No valve operation assumed for this study
CCS-PL-V256C	RCP 2A Cooling Water Outlet Isolation	Off	No valve operation assumed for this study
CCS-PL-V256D	RCP 2B Cooling Water Outlet Isolation	Off	No valve operation assumed for this study
CDS-EH-01A	CONDENSATE PUMP A MOTOR HTR	Off	Two of three CDS pumps required for normal operation
CDS-EH-01B	CONDENSATE PUMP B MOTOR HTR	Off	Two of three CDS pumps required for normal operation
CDS-EH-01C	CONDENSATE PUMP C MOTOR HTR	On	Two of three CDS pumps required for normal operation
CDS-MP-01A	CONDENSATE PUMP A	On	Two of three CDS pumps required for normal operation. CDS not required at shutdown.
CDS-MP-01B	CONDENSATE PUMP B	On	Two of three CDS pumps required for normal operation. CDS not required at shutdown.
CDS-MP-01C	CONDENSATE PUMP C	Off	Two of three CDS pumps required for normal operation.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
CDS-PL-V012	VALVE CDS-PL-V012	Off	No valve operation assumed for this study
CDS-PL-V013	VALVE CDS-PL-V013	Off	No valve operation assumed for this study
CDS-PL-V014	F.W. HEATERS 1&2 BYPASS MOV	Off	No valve operation assumed for this study
CES-EP-01A	CONDENSOR TUBE CLEANING PANEL A	Off
CES-EP-01B	CONDENSOR TUBE CLEANING PANEL B	Off
CFS-MP-01	OXYGEN SCAVENGING PUMP 1	Off
CFS-MP-02	OXYGEN SCAVENGING PUMP 2	Off
CFS-MP-03	PH CONTROL FEED PUMP 1	Off
CFS-MP-04	PH CONTROL FEED PUMP 2	Off
CFS-MP-05	ASS OXYGEN SCAVAGING PUMP	Off
CFS-MP-06	ASS pH CONTROL FEED PUMP	Off
CFS-MP-07	ASS BATCH CHEMICAL FEED PUMP	Off
CFS-MP-08A	SWS DISPERSANT CHEMICAL FEED PUMP A	Off
CFS-MP-08B	SWS DISPERSANT CHEMICAL FEED PUMP B	Off
CFS-MP-09A	CWS DISPERSANT CHEMICAL FEED PUMP A	Off
CFS-MP-09B	CWS DISPERSANT CHEMICAL FEED PUMP B	Off
CFS-MP-10	DTS SCALE INHIBITOR CHEMICAL FEED PUMP	Off
CFS-MP-11	CWS & SWS ALGAECIDE CHEMICAL FEED PUMP	Off
CFS-MP-12A	SWS BIOCIDE CHEMICAL FEED PUMP A	Off
CFS-MP-12B	SWS BIOCIDE CHEMICAL FEED PUMP B	Off
CFS-MP-13A	CWS BIOCIDE CHEMICAL FEED PUMP A	Off
CFS-MP-13B	CWS BIOCIDE CHEMICAL FEED PUMP B	Off
CFS-MP-14	PWS BIOCIDE CHEMICAL FEED PUMP	Off
CFS-MP-15A	SWS pH CONTROL CHEMICAL FEED PUMP A	Off
CFS-MP-15B	SWS pH CONTROL CHEMICAL FEED PUMP B	Off
CFS-MP-16A	CWS pH CONTROL CHEMICAL FEED PUMP A	Off
CFS-MP-16B	CWS pH CONTROL CHEMICAL FEED PUMP B	Off
CFS-MP-17	DTS pH CONTROL CHEMICAL FEED PUMP	Off
CMS-MK-01A	VACUUM PUMP A	On
CMS-MK-01B	VACUUM PUMP B	On
CMS-MK-01C	VACUUM PUMP C	On
CMS-MK-01D	VACUUM PUMP D	Off	Swing pump not needed when both dedicated pumps operating
CMS-MP-01A	SEAL WATER PUMP A	On
CMS-MP-01B	SEAL WATER PUMP B	On
CMS-MP-01C	SEAL WATER PUMP C	On	Swing pump not needed when both dedicated pumps operating
CPS-PL-V001	CPS BYPASS VALVE	Off	No valve operation assumed for this study
CPS-PL-V002	POLISHER VESSEL UPSTREAM ISOLATION VALVE	Off	No valve operation assumed for this study
CPS-PL-V003	POLISHER VESSEL DOWNSTREAM ISOLATION VALVE	Off	No valve operation assumed for this study
CVS-EH-01-A	BORIC ACID TANK IMMERSION HEATER ELEMENT A	Off

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
CVS-EH-01-B	BORIC ACID TANK IMMERSION HEATER ELEMENT B	Off
CVS-EH-02	BORIC ACID BATCHING TANK IMMERSION HEATER	Off	Assume no boric acid batching operation.
CVS-MP-01A	MAKE-UP PUMP A	Off	Assume no makeup pumps in operation
CVS-MP-01B	MAKE-UP PUMP B	Off	Assume no makeup pumps in operation
CVS-MY-Y01	BORIC ACID BATCHING TANK MIXER	Off	Assume no boric acid batching operation.
CWS-EH-01A	Circulating Water Pump A Motor Heater	Off
CWS-EH-01B	Circulating Water Pump B Motor Heater	Off
CWS-EH-01C	Circulating Water Pump B Motor Heater	Off
CWS-MP-01A	CIRCULATING WATER PUMP A	On	All 3 CWS pumps are assumed for full load operation, one for part load.
CWS-MP-01B	CIRCULATING WATER PUMP B	On	All 3 CWS pumps are assumed for full load operation, one for part load.
CWS-MP-01C	CIRCULATING WATER PUMP C	On	All 3 CWS pumps are assumed for full load operation, one for part load.
CWS-PL-V001A	C.W. PUMP A DISCHARGE MOV	Off	No valve operation assumed for this study
CWS-PL-V001B	C.W. PUMP B DISCHARGE MOV	Off
CWS-PL-V002A	L.P. CONDENSER A INLET MOV	Off	No valve operation assumed for this study
CWS-PL-V002B	L.P.CONDENSER B INLET MOV	Off
CWS-PL-V003A	H.P. CONDENSER A OUTLET MOV	Off	No valve operation assumed for this study
CWS-PL-V003B	H.P. CONDENSER B OUTLET MOV	Off	No valve operation assumed for this study
CWS-PY-S01A	CWS TO TCS HX BACKWASH STRAINER A	Off
CWS-PY-S01B	CWS TO TCS HX BACKWASH STRAINER B	Off
CWS-PY-S01C	CWS TO TCS HX BACKWASH STRAINER C	Off
DOS-EH-01A	DOS-MB-01A ELECTRIC HEATER	Off
DOS-EH-01B	DOS-MB-01A ELECTRIC HEATER	Off
DOS-EH-02A	DOS-MT-02A ELECTRIC HEATER	Off
DOS-EH-02B	DOS-MT-02B ELECTRIC HEATER	Off
DOS-EH-03A	ELECTRIC HEATER	Off
DOS-EH-03B	ELECTRIC HEATER	Off
DOS-MP-01A	DIESEL FUEL OIL PUMP A	Off	Diesel generator not normally used at power, however, pump is required if fuel needs to be heated.
DOS-MP-01B	DIESEL FUEL OIL PUMP B	Off	Diesel generator not normally used at power, however, pump is required if fuel needs to be heated.
DOS-MP-02A	AUXILIARY BOILER FUEL OIL PUMP A	Off	Aux boiler not normally used at power, assume aux boiler used at startup
DOS-MP-02B	AUXILIARY BOILER FUEL OIL PUMP B	Off	Aux boiler not normally used at power, assume aux boiler used at startup
DTS-EH-01	CIP Electric Inline Heater	Off	DTS only operates intermittently
DTS-MP-01A	RO Unit A Feed Pump	Off	DTS only operates intermittently
DTS-MP-01B	RO Unit B Feed Pump	Off	DTS only operates intermittently
DTS-MP-03	CIP Pump	Off	DTS only operates intermittently
DTS-MP-04	Acid/Salt Injection Pump	Off
DTS-MP-05	EDI Brine Pump	Off	DTS only operates intermittently
DTS-MP-06	EDI Product Transfer Pump	Off	DTS only operates intermittently
DTS-MV-20A	ELECTRODEIONIZATION STACK A	Off	DTS only operates intermittently

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note

DTS-MV-20B	ELECTRODEIONIZATION STACK B	Off	DTS only operates intermittently
DTS-MV-20C	ELECTRODEIONIZATION STACK C	Off	DTS only operates intermittently
DTS-MV-20D	ELECTRODEIONIZATION STACK D	Off	DTS only operates intermittently
DWS-EH-01A	DEMINERALIZED WATER STORAGE TANK HEATER A	Off	Heater not included in guarantee load.
DWS-EH-01B	DEMINERALIZED WATER STORAGE TANK HEATER B	Off	Heater not included in guarantee load.
DWS-EH-02A	CONDENSATE STORAGE TANK HEATER A	Off	Heater not included in guarantee load.
DWS-EH-02B	CONDENSATE STORAGE TANK HEATER B	Off	Heater not included in guarantee load.
DWS-EH-02C	CONDENSATE STORAGE TANK HEATER C	Off	Heater not included in guarantee load.
DWS-EH-02D	CONDENSATE STORAGE TANK HEATER	Off	Heater not included in guarantee load.
DWS-MA-01	DEMIN WTR STOR TK CORS DEGAS BLOWER	Off	DWS does not operate continuously
DWS-MA-02	Condensate Water Stor Tk CORS Degas Blower	Off
DWS-MP-01A	DEMINERALIZED WATER TRANSFER PUMP A	Off	Assume DWS system not operating.
DWS-MP-01B	DEMINERALIZED WATER TRANSFER PUMP B	Off	DWS does not operate continuously
DWS-MP-02	CORS Feed Pump	Off
ECS-EC-111	ANNEX BLDG MCC (Rm 40500)	On
ECS-EC-112	AUX BLDG MCC (Rm 40500)	On
ECS-EC-121	AUX BLDG MCC 121 (Rm 12213)	On
ECS-EC-122	TURBINE BLDG MCC 122	On
ECS-EC-123	DIESEL GEN BLDG MCC 123	On
ECS-EC-124	PZR HTRS BACKUP GRP A MCC 124 (Rm 12321)	On	Only control group heaters needed for steady-state operation, MCC On, Loads Off
ECS-EC-131	ANNEX BLDG MCC 131 (Rm 40503)	On
ECS-EC-132	CONTAINMENT MCC 132 (Rm 12321)	On
ECS-EC-133	AUXILIARY BUILDING MCC 133 (Rm 12321)	On
ECS-EC-141	ANNEX BLDG MCC 141 (Rm 40413)	On
ECS-EC-142	PZR HTRS CONTROL GRP MCC 142 (Rm 12321)	On	Only control group heaters needed for steady-state operation. Load based on pressurizer heat loss of 200 kW (Ref: RCS-M3C-008, Rev. 2.
ECS-EC-143	PZR HTRS BACKUP GRP C MCC 143 (Rm 12321)	On	Only control group heaters needed for steady-state operation. MCC On, Loads Off
ECS-EC-211	ANNEX BLDG MCC 211 (Rm 40500)	On
ECS-EC-212	AUX BLDG MCC 212 (Rm 40500)	On
ECS-EC-221	AUX BLDG MCC 221 (Rm 12213)	On
ECS-EC-222	TURBINE BLDG MCC 222	On
ECS-EC-223	DIESEL GEN BLDG MCC 223	On
ECS-EC-224	PZR HTRS BACKUP GRP B MCC 224 (Rm 12321)	On	Only control group heaters needed for steady-state operation
ECS-EC-231	ANNEX BLDG MCC 231 (Rm 40503)	On
ECS-EC-232	CONTAINMENT MCC 232 (Rm 12321)	On
ECS-EC-233	AUXILIARY BUILDING MCC 233 (Rm 12321)	On
ECS-EC-241	ANNEX BLDG MCC 241 (Rm 40357)	On
ECS-EC-242	RADWASTE BLDG MCC 242	On
ECS-EC-243	PZR HTRS BACKUP GRP D MCC 613 (Rm 12321)	On	Only control group heaters needed for steady-state operation, MCC On, Loads Off

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
ECS-EC-311	TURBINE BLDG MCC 311	On
ECS-EC-312	TURBINE BLDG MCC 312	On
ECS-EC-411	TURBINE BLDG MCC 411	On
ECS-EC-412	TURBINE BLDG MCC 412	On
ECS-EC-711	TURBINE BLDG MCC 711	On	Turbine BLDG MCC 711 On, Loads are Off / site specific
ECS-EK-11	480 V LOAD CENTER 11	On
ECS-EK-12	480 V LOAD CENTER 12	On
ECS-EK-13	480 V LOAD CENTER 13	On
ECS-EK-14	480 V LOAD CENTER 14	On
ECS-EK-21	480 V LOAD CENTER 21	On
ECS-EK-22	480 V LOAD CENTER 22	On
ECS-EK-23	480 V LOAD CENTER 23	On
ECS-EK-24	480 V LOAD CENTER 24	On
ECS-EK-31	480 V LOAD CENTER 31	On
ECS-EK-41	480 V LOAD CENTER 41	On
ECS-EK-71	480 V LOAD CENTER 71	On	Load Center On. Loads are Off
ECS-ES-1	6900 V SWITCHGEAR BUS 1	On
ECS-ES-2	6900 V SWITCHGEAR BUS 2	On
ECS-ES-3	6900 V SWITCHGEAR BUS 3	On
ECS-ES-4	6900 V SWITCHGEAR BUS 4	On
ECS-ES-5	6900 V SWITCHGEAR BUS 5	On
ECS-ES-6	6900 V SWITCHGEAR BUS 6	On
ECS-ES-7	6900 V SWITCHGEAR BUS 7	On
ECS-ET-1111	ANNEX BUILDING PWR XFMR 1111	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1121	AUXILIARY BUILDING PWR XFMR 1121	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1211	AUX BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1221	TURBINE BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1231	DIESEL GENERATOR BUILDING POWER TRANSFORMER 1231	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1311	ANNEX BUILDING PWR XFMR 1311	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1321	CONTAINMENT POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1333	AUXILIARY BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-1411	ANNEX BUILDING PWR XFMR 1411	On	Assume max loading with pf=.9, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2111	ANNEX BUILDING PWR XFMR 2111	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2121	AUXILIARY BUILDING PWR XFMR 2121	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2211	AUX BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2221	TURBINE BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
ECS-ET-2231	DIESEL GENERATOR BUILDING POWER TRANSFORMER 2231	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2311	ANNEX BUILDING PWR XFMR 2311	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2321	CONTAINMENT POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2333	AUXILIARY BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-3111	TURBINE BUILDING POWER TRANSFORMER 3111	On	Assume max loading with pf=.9, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-3121	TURBNIE BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.9, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-4111	TURBINE BUILDING POWER TRANSFORMER 4111	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-4121	TURBNIE BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2411	MACH SHOP DIST XFMR 2411	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-ET-2421	RADWASTE BUILDING POWER TRANSFORMER	On	Assume max loading with pf=.8, min 25% of max. Guarantee load assumed at 50%.
ECS-EV-31	RCP 1A Variable Speed Drive Control Power	On
ECS-EV-41	RCP 1B Variable Speed Drive Control Power	On
ECS-EV-51	RCP 2A Variable Speed Drive Control Power	On
ECS-EV-61	RCP 2B Variable Speed Drive Control Power	On
ECS-EY-1321	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	Off	No welding inside containment during normal operations
ECS-EY-1322	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	Off	No welding inside containment during normal operations
ECS-EY-2321	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	Off	No welding inside containment during normal operations
ECS-EY-2322	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	Off	No welding inside containment during normal operations
EDS1-DC-1	EDS1 BATTERY CHARGER	On	Load based on continuous load requirement of 320 amps (Ref: EDS-E8C-001/R0) and charger efficiency of 90%.
EDS1-DT-1	EDS1 REGULATING XFMR	Off	No loads normally on regulating transformer
EDS2-DC-1	EDS2 BATTERY CHARGER	On	Load based on continuous load requirement of 320 amps (Ref: EDS-E8C-001/R0) and charger efficiency of 90%.
EDS2-DT-1	EDS2 REGULATING XFMR	Off	Regulating transformer not normally used.
EDS3-DC-1	EDS3 BATTERY CHARGER	On	Load based on continuous load requirement of 320 amps (Ref: EDS-E8C-001/R0) and charger efficiency of 90%.
EDS3-DT-1	EDS3 REGULATING XFMR	Off	No loads normally on regulating transformer
EDS4-DC-1	EDS4 BATTERY CHARGER	Off	The dc pumps do not normally operate.
EDSS-DC-1	SPARE NON-1E BATTERY CHARGER	Off	Spare charger not normally used.
EHS-EH-01	HEAT TRACING CABINET	Off	No heat tracing required at warm ambient temperatures.
ELS-ED-1111	ANNEX BLDG LIGHTING PANEL 1111	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1112	ANNEX BLDG LIGHTING PANEL 1112	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1211	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1212	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1221	TURBINE BLDG LIGHT PANEL 1221	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1222	TURBINE BLDG LIGHT PANEL 1222	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
ELS-ED-1223	TURBINE BLDG LIGHT PANEL 1223	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1231	DIESEL GEN BLDG LIGHTING PANEL 1231	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-1331	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2111	ANNEX BLDG LIGHTING PANEL 2111	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2112	ANNEX BLDG LIGHTING PANEL 2112	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2211	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2212	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2221	TURBINE BLDG LIGHT PANEL 2221	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2222	TURBINE BLDG LIGHT PANEL 2222	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2223	TURBINE BLDG LIGHT PANEL 2223	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2231	DIESEL GEN BLDG LIGHTING PANEL 2231	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2331	AUXILIARY BUILDING LIGHTING PANEL	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ED-2421	RAD WASTE BLDG LIGHTING PANEL 2421	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ET-1111	ANNEX BLDG LIGHTING XFMR 1111	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-1211	AUXILIARY BUILDING LIGHTING TRANSFORMER	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ET-1221	TURBINE BLDG LIGHTING XFMR 1221	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-1231	DIESEL GEN BLDG LIGHTING XFMR 1231	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ET-1321	CONTAINMENT LIGHTING XFMR 1321	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-1322	CONTAINMENT LIGHTING XFMR 1322	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-1331	AUXILIARY BUILDING LIGHTING TRANSFORMER	On	Assume full power at max. and 25% load at min., pf=1.0. P175
ELS-ET-2111	ANNEX BLDG LIGHTING XFMR 2111	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-2211	AUXILIARY BUILDING LIGHTING TRANSFORMER	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ET-2221	TURBINE BLDG LIGHTING XFMR 2221	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-2231	DIESEL GEN BLDG LIGHTING XFMR 2231	On	Assume full power at max. and 25% load at min. Guarantee load assumed at 50%.
ELS-ET-2321	CONTAINMENT LIGHTING XFRMR 2321	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-2322	CONTAINMENT LIGHTING XFRMR 2322	On	Assume full power at max. and 25% load at min., pf=1.0. Guarantee load assumed at 50%.
ELS-ET-2331	AUXILIARY BUILDING LIGHTING TRANSFORMER	On	Assume full power at max. and 25% load at min., pf=1.0. P175
FHS-EM-01	REFUELING MACHINE MOTOR (IC)	Off	Assume no fuel handling operation.
FHS-EM-02	FUEL HANDLING MACHINE MOTOR (OC)	Off	Fuel handling not done during normal operation
FHS-FH-03	NEW FUEL JIB CRANE	Off	Assume no fuel handling operations.
FHS-FH-04	NEW FUEL ELEV & HOIST	Off	Assume no fuel handling operations.
FHS-FH-05	FUEL TRANSFER CONVEYOR (OC)	Off	Assume no fuel handling operations.
FHS-MP-01A	FUEL TRANS UPENDER PUMP (IC)	Off	Assume no fuel handling operation.
FHS-MP-01B	FUEL TRANS UPENDER PUMP (OC)	Off	Assume no fuel handling operations.
FHS-MZ-01	REACTOR VESSEL STUD TENSIONER	Off	Stud tensioner not used at power.
FPS-EH-01A-A	PRIMARY FIRE WATER TANK HEATER ELEMENT A	Off	Heater not included in guarantee load.
FPS-EH-01A-B	PRIMARY FIRE WATER TANK HEATER ELEMENT B	Off	Heater not included in guarantee load.
FPS-EH-01A-C	PRIMARY FIRE WATER TANK HEATER ELEMENT C	Off	Heater not included in guarantee load.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
FPS-EH-01A-D	PRIMARY FIRE WATER TANK HEATER ELEMENT D	Off	Heater not included in guarantee load.
FPS-EH-01B-A	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT A	Off	Heater not included in guarantee load.
FPS-EH-01B-B	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT B	Off	Heater not included in guarantee load.
FPS-EH-01B-C	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT C	Off	Heater not included in guarantee load.
FPS-EH-01B-D	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT D	Off	Heater not included in guarantee load.
FPS-EH-02	Diesel fire pump enclosure heater	Off	Heater not included in guarantee load.
FPS-MP-01A	MOTOR-DRIVEN FIRE PMP	Off	Fire pump not normally used
FPS-MP-02	JOCKEY PUMP	On
FWS-EH-01A	BOOSTER/MAIN FW PUMP A MOTOR HEATER	Off	Main feed pump is operating, heater not needed.
FWS-EH-01B	BOOSTER/MAIN FW PUMP B MOTOR HEATER	Off	Main feed pump is operating, heater not needed.
FWS-EH-01C	BOOSTER/MAIN FW PUMP B MOTOR HEATER	Off	Main feed pump is operating, heater not needed.
FWS-EH-03A	STARTUP FEEDWATER PUMP A MOTOR HEATER	On
FWS-EH-03B	STARTUP FEEDWATER PUMP B MOTOR HEATER	On
FWS-MP-02A	MAIN FEEDWATER PUMP A	On	Required HP from D. Hutchins 09/27/2004. 95% efficient motor. Min load 20% of max. Assume startup is two startup pumps and no main pumps.
FWS-MP-02B	MAIN FEEDWATER PUMP B	On
FWS-MP-02C	MAIN FEEDWATER PUMP C	On
FWS-MP-03A	STARTUP FEEDWATER PUMP A	Off	SFW not used for normal operation. Assume startup is two startup pumps and no main pumps.
FWS-MP-03B	STARTUP FEEDWATER PUMP B	Off	SFW not used for normal operation. Assume startup is two startup pumps and no main pumps.
FWS-PL-V004A	Main feedwater pump A discharge isolation valve	Off	No valve operation assumed for this study
FWS-PL-V004B	Main feedwater pump discharge isolation valve	Off	No valve operation assumed for this study
FWS-PL-V004C	Main feedwater pump C discharge isolation valve	Off
FWS-PL-V013A	Sfw pump discharge isolation MOV	Off	No valve operation assumed for this study
FWS-PL-V013B	Sfw pump discharge isolation MOV	Off	No valve operation assumed for this study
GSS-MA-01A	GLAND CONDENSER VAPOR EXHAUSTER 1A	On	One out of two exhausters needed for normal operation
GSS-MA-01B	GLAND CONDENSER VAPOR EXHAUSTER 1B	Off	One out of two exhausters needed for normal operation
HCS-EH-01A	Gas Dryer Heater 01A	Off
HCS-EH-01B	Gas Dryer Heater 01B	Off
HCS-MA-01A	Gas Dryer Blower 01A	Off
HCS-MA-01B	Gas Dryer Blower 01B	Off
HDS-MP-01	MOISTURE SEPARATOR REHEATER SHELL DRAIN PUMP	On
HSS-MA-01A	LOOP SEAL VAPOR EXTRACTOR A	Off
HSS-MA-01B	LOOP SEAL VAPOR EXTRACTOR B	Off
HSS-MP-01	AIR-SIDE SEAL OIL PUMP	On
HSS-MP-03	HYDROGEN-SIDE SEAL OIL PUMP	On
IDSA-DC-1	IDSA BATTERY CHARGER 1	On	Based on IDSA-EA-1 loads of 8.2 kW, 75% inverter efficiency and 90% charger efficiency. No battery recharging. Nominal 12 amp dc loads

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note

IDSA-DT-1	IDSA REGULATING XFMR	On	Based on IDSA-EA-2 loads of 3.7 kW and 90% transformer efficiency
IDSB-DC-1	IDSB BATTERY CHARGER 1	On	Based on IDSB-EA-1 loads of 7.1 kW, 75% inverter efficiency and 90% charger efficiency. No battery recharging. Nominal 4 amp dc loads
IDSB-DC-2	IDSB BATTERY CHARGER 2	On	Based on IDSB-EA-3 loads of 5.3 kW, 68% inverter efficiency and 90% charger efficiency. No battery recharging. No dc loads
IDSB-DT-1	IDSB REGULATING XFMR	On	Based on IDSB-EA-2 loads of 7.2 kW and 90% transformer efficiency
IDSC-DC-1	IDSC BATTERY CHARGER 1	On	Based on IDSC-EA-1 loads of 7.1 kW, 75% inverter efficiency and 90% charger efficiency. No battery recharging. Nominal 12 amp dc loads
IDSC-DC-2	IDSC BATTERY CHARGER 2	On	Based on IDSC-EA-3 loads of 5.3 kW, 68% inverter efficiency and 90% charger efficiency. No battery recharging. No dc loads
IDSC-DT-1	IDSC REGULATING XFMR	On	Based on IDSC-EA-2 loads of 7.2 kW and 90% transformer efficiency
IDSD-DC-1	IDSD BATTERY CHARGER 1	On	Based on IDSD-EA-1 loads of 8.2 kW, 75% inverter efficiency and 90% charger efficiency. No battery recharging. Nominal 6 amp dc loads
IDSD-DT-1	IDSD REGULATING XFMR	On	Based on IDSD-EA-2 loads of 4 kW and 90% transformer efficiency
IDSS-DC-1	SPARE BATTERY CHARGER	Off	Spare charger not normally used.
LOS-EH-01	CONDITIONER/PURIFIER UNIT HEATER	Off	Conditioner/purifier is an intermittent load not assumed in this study.
LOS-EH-02	CONDITIONER/PURIFIER UNIT HEATER	Off	Conditioner/purifier assumed to not be in operation.
LOS-MA-01A	VAPOR EXTRACTOR A	On	One of two needed
LOS-MA-01B	VAPOR EXTRACTOR B	Off	One of two needed
LOS-MP-02	AC BEARING OIL PUMP	Off	AC pump not used at power.
LOS-MP-04	AC SEAL OIL BACKUP PUMP	Off	Backup pump not normally used.
LOS-MP-05	Clean Oil Transfer Pump	Off	Transfer pump is an intermittent load not assumed in this study.
LOS-MP-10A	LP BEARING LIFT OIL PUMP A	Off	Lift oil pumps not used at power.
LOS-MP-10B	LP BEARING LIFT OIL PUMP B	Off	Lift oil pumps not used at power.
LOS-MP-10C	LP BEARING LIFT OIL PUMP C	Off	Lift oil pumps not used at power.
LOS-MP-10D	LP BEARING LIFT OIL PUMP D	Off	Lift oil pumps not used at power.
LOS-MP-10E	LP BEARING LIFT OIL PUMP E	Off	Lift oil pumps not used at power.
LOS-MP-10F	LP BEARING LIFT OIL PUMP F	Off	Lift oil pumps not used at power.
LOS-MP-11	VACUUM CONDITIONING UNIT DRAIN PUMP	Off	Drain pump is an intermittent load not assumed in this study.
LOS-MP-12	CONDITIONER/PURIFIER UNIT SUPPLY PUMP	Off	Conditioner/purifier assumed to not be in operation.
LOS-MP-13	CONDITIONER/PURIFIER UNIT VACUUM PUMP	Off	Conditioner/purifier assumed to not be in operation.
MHS-MH-01	CONTAINMENT POLAR CRANE	Off	Polar crane not used when at power
MHS-MH-02	SPENT FUEL SHIPPING CASK CRANE	Off	No crane operation assumed for this study.
MHS-MH-03	STEAM GENERATOR 1 JIB CRANE	Off	Jib crane not used at power.
MHS-MH-04	STEAM GENERATOR 2 JIB CRANE	Off	Jib crane not normally used at power.
MHS-MH-05	EQUIPMENT HATCH HOIST	Off	Hatch hoist not used at power
MHS-MH-06	MAINTENANCE HATCH HOIST	Off	Hatch hoist not normally used at power.
MHS-MH-07A	MSIV MONORAIL HOIST A	Off	Assume hoist not normally used.
MHS-MH-07B	MSIV MONORAIL HOIST B	Off	Assume not used at power

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
MHS-MH-09	CONTAINMENT ELEVATOR	Off	Containment elevator not used at power. Elevator assumed not working for guarantee loads.
MHS-MH-11	SHIELD BUILDING EXTERNAL ELEVATOR	Off	Assume shield building elevator not normally used at power. Elevator assumed not working for guarantee loads.
MHS-MH-12	AUXILIARY BUILDING CLEAN SIDE ELEVATOR	Off	Elevator assumed not working for guarantee loads.
MHS-MH-13	AUXILIARY BUILDING RADIATION CONTROL AREA ELEV	Off	Assume elevator not normally used at power. Elevator assumed not working for guarantee loads.
MHS-MH-14	RAIL CAR BAY CRANE AND CONSOLE	Off
MHS-MH-20	TURBINE BUILDING BRIDGE CRANE	Off
MHS-MH-21	TURBINE BUILDING SECONDARY BRIDGE CRANE	Off	Cranes not operated for this study
MHS-MH-23	TURBINE BUILDING ELEVATOR	Off	Elevator assumed not working for guarantee loads.
MHS-MH-40	ANNEX BUILDING STAGING AREA CRANE	Off	Cranes not operated for this study
MHS-MH-41	ANNEX BUILDING HOT MACHINE SHOP CRANE	Off	Cranes not operated for this study
MHS-MH-42	BORIC ACID HANDLING MONORAIL	Off	Assume no boric acid batching operation.
MHS-MH-45	ANNEX BUILDING ELEVATOR	Off	Elevator assumed not working for guarantee loads.
MHS-MH-50	MOBILE SYSTEMS FACILITY CRANE	Off	Cranes not operated for this study.
MHS-MH-51	CLOSED VAN LOADING SCISSOR LIFT (PORTABLE)	Off	Cranes not operated for this study.
MSS-PL-V015	MSR reheat supply steam isolation MOV	Off
MSS-PL-V025	MSS supply to gland seal system - isolation MOV	Off	No valve operation assumed for this study
MSS-PL-V501	EXT STEAM TO HEATER 7 MOV	Off	No valve operation assumed for this study
MSS-PL-V502	EXT STEAM TO HEATER 6 MOV	Off	No valve operation assumed for this study
MSS-PL-V503	EXT STEAM TO DEA HTR 5 MOV	Off	No valve operation assumed for this study
MSS-PL-V504	EXT STEAM TO HEATER 4 MOV	Off	No valve operation assumed for this study
MSS-PL-V505	EXT STEAM TO HEATER 3 MOV	Off	No valve operation assumed for this study
MSS-PL-V577	MSS to VYS isolation MOV	Off
MTS-EM-01	MAIN TRBN TURNING GEAR MTR	Off	Turning gear not used at power.
PCS-EH-01	RECIRCULATION HEATER ELEMENT	Off	Assume PCS heater not needed for guarantee load. Assumed warm ambient temperature.
PCS-EH-02A	Ancillary Water Storage Tank Heater Element A	Off	Assume ancillary tank heater not needed for guarantee load. Assumed warm ambient temperature.
PCS-EH-02B	Ancillary Water Storage Tank Heater Element B	Off	Assume ancillary tank heater not needed for guarantee load. Assumed warm ambient temperature.
PCS-EH-02C	Ancillary Water Storage Tank Heater Element C	Off	Assume ancillary tank heater not needed for guarantee load. Assumed warm ambient temperature.
PCS-EH-02D	Ancillary Water Storage Tank Heater Element D	Off	Assume ancillary tank heater not needed for guarantee load. Assumed warm ambient temperature.
PCS-MP-01A	RECIRCULATION PUMP A	On	One of two needed
PCS-MP-01B	RECIRCULATION PUMP B	Off	One of two needed
PGS-ME-07	CARBON DIOXIDE ELECTRIC VAPORIZER	Off
PGS-MP-01	LIQUID NITROGEN PUMP	Off
PGS-MS-03	CARBON DIOXIDE PACKAGE	Off
PLS-MG-01A	ROD DRIVE M/G SET A	On	Assume no rods stepping and two MG sets sharing the load. This assumption should result in about 90 kW (or less).

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
PLS-MG-01B	ROD DRIVE M/G SET B	On	Assume no rods stepping and two MG sets sharing the load. This assumption should result in about 90 kW (or less).
PSS-MP-01	EDUCTOR SUPPLY PUMP	Off
PWS-MP-01A	POTABLE WATER SUPPLY PUMP A	Off
PWS-MP-01B	POTABLE WATER SUPPLY PUMP B	On
PWS-MP-02	POTABLE WATER JOCKEY PUMP	On
PXS-PL-V027A	Accum A Discharge Isolation	Off	No valve operation assumed for this study
PXS-PL-V027B	Accum B Discharge Isolation	Off	No valve operation assumed for this study
PXS-PL-V121A	IRWST Line A Isolation	Off	No valve operation assumed for this study
PXS-PL-V121B	IRWST Line B Isolation	Off	No valve operation assumed for this study
RCS-EH-03-1	Pressurizer Heaters –Control Group, Bank 1	On	200KW pressurizer heater requires for normal operation
RCS-EH-03-2	Pressurizer Heaters –Control Group, Bank 2	On
RCS-EH-03-3	Pressurizer Heaters –Control Group, Bank 3	On
RCS-EH-03-4	Pressurizer Heaters –Control Group, Bank 4	On
RCS-EH-03-5	Pressurizer Heaters –Control Group, Bank 5	Off
RCS-EH-03-6	Pressurizer Heaters –Control Group, Bank 6	Off
RCS-EH-04A-1	Pressurizer Heaters –Control Group A, Bank 1	Off
RCS-EH-04A-2	Pressurizer Heaters –Control Group A, Bank 2	Off
RCS-EH-04A-3	Pressurizer Heaters –Control Group A, Bank 3	Off
RCS-EH-04A-4	Pressurizer Heaters –Control Group A, Bank 4	Off
RCS-EH-04B-1	Pressurizer Heaters –Control Group B, Bank 1	Off
RCS-EH-04B-2	Pressurizer Heaters –Control Group B, Bank 2	Off
RCS-EH-04B-3	Pressurizer Heaters –Control Group B, Bank 3	Off
RCS-EH-04B-4	Pressurizer Heaters –Control Group B, Bank 4	Off
RCS-EH-04C-1	Pressurizer Heaters –Control Group C, Bank 1	Off
RCS-EH-04C-2	Pressurizer Heaters –Control Group C, Bank 2	Off
RCS-EH-04C-3	Pressurizer Heaters –Control Group C, Bank 3	Off
RCS-EH-04C-4	Pressurizer Heaters –Control Group C, Bank 4	Off
RCS-EH-04C-5	Pressurizer Heaters –Control Group C, Bank 5	Off
RCS-EH-04C-6	Pressurizer Heaters –Control Group C, Bank 6	Off
RCS-EH-04D-1	Pressurizer Heaters –Control Group D, Bank 1	Off
RCS-EH-04D-2	Pressurizer Heaters –Control Group D, Bank 2	Off
RCS-EH-04D-3	Pressurizer Heaters –Control Group D, Bank 3	Off
RCS-EH-04D-4	Pressurizer Heaters –Control Group D, Bank 4	Off
RCS-EH-04D-5	Pressurizer Heaters –Control Group Bank 5	Off
RCS-EH-04D-6	Pressurizer Heaters –Control Group D, Bank 6	Off
RCS-MP-01A	SG 1A RX COOLANT PUMP	On
RCS-MP-01B	SG 1B RX COOLANT PUMP	On
RCS-MP-02A	SG 2A RX COOLANT PUMP	On
RCS-MP-02B	SG 2B RX COOLANT PUMP	On
RCS-PL-V111A	Pressurizer Spray Block Valve	Off	No valve operation assumed for this study

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
RCS-PL-V111B	Pressurizer Spray Block Valve	Off	No valve operation assumed for this study
RNS-MP-01A	RESIDUAL HEAT REMOVAL PUMP A	Off	RNS not required for at-power operation, assume two pumps at shutdown
RNS-MP-01B	RESIDUAL HEAT REMOVAL PUMP B	Off	RNS not required for at-power operation, assume two pumps at shutdown
RNS-PL-V024	RNS Discharge to IRWST Isolation	Off	No valve operation assumed for this study
RNS-PL-V055	RNS Suction from Cask Loading Pit Isol Valve	Off
RWS-EH-03A	RAW WATER PUMP A MOTOR HEATER	Off	Two of the three RWS pumps are required for normal operation, heater not needed when motor is operating.
RWS-EH-03B	RAW WATER PUMP B MOTOR HEATER	Off	Two of the three RWS pumps are required for normal operation
RWS-EH-03C	RAW WATER PUMP C MOTOR HEATER	On	Two of the three RWS pumps are required for normal operation
RWS-MP-03A	RAW WATER PUMP A	On	Two of the three RWS pumps are required for normal operation. Two pumps required for cooldown.
RWS-MP-03B	RAW WATER PUMP B	On	Two of the three RWS pumps are required for normal operation
RWS-MP-03C	RAW WATER PUMP C	Off	Two of the three RWS pumps are required for normal operation
RWS-Ancillary Pump A	RWS Ancillary Pump A	On	One of the two RWS Ancillary Pumps is required for normal operation (Site Specific)
RWS-Ancillary Pump B	RWS Ancillary Pump B	Off
RWS-MP-04A	CLEARWELL PUMP A	Off
RWS-MP-04B	CLEARWELL PUMP B	Off
RXS-MA-01A	CRDM COOLING FAN A	On	Two of three CRDM fans needed, no fans needed at shutdown
RXS-MA-01B	CRDM COOLING FAN B	Off	Two of three CRDM fans needed, no fans needed at shutdown
RXS-MA-01C	CRDM COOLING FAN C	On	Two of three CRDM fans needed
SFS-MP-01A	SPENT FUEL COOLING PUMP A	Off	Assume 1 of 2 pumps operating
SFS-MP-01B	SPENT FUEL COOLING PUMP B	Off	Assume 1 of 2 pumps operating
SSS-MS-01	CONDENSER HOTWELL PUMP PACKAGE	Off
SSS-MS-02	SECONDARY SAMPLING PACKAGE	Off
SSS-MS-04	COOLING WATER PACKAGE	Off
SWS-EH-01A	Service Water Pump A Motor Heater	Off
SWS-EH-01B	Service Water Pump B Motor Heater	On
SWS-EH-02A	Service Water Pump A Motor Heater	Off
SWS-EH-02B	Service Water Pump B Motor Heater	On
SWS-MA-01A	SERVICE WATER COOLING TOWER FAN A	On	Assume one fan for normal operation. Two required for cooldown.
SWS-MA-01B	SERVICE WATER COOLING TOWER FAN B	Off	Assume one fan for normal operation. Two required for cooldown.
SWS-MP-01A	SERVICE WATER PUMP A	On	One of the two SWS pumps are required for normal operation. Two required for cooldown.
SWS-MP-01B	SERVICE WATER PUMP B	Off	One of the two SWS pumps are required for normal operation. Two required for cooldown.
SWS-PL-V002A	SWS Pump A Discharge MOV	Off	No valve operation assumed for this study
SWS-PL-V002B	SWS Pump B Discharge MOV	Off	No valve operation assumed for this study
SWS-PL-V037A	SWS Cooling Tower A MOV	Off

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
SWS-PL-V037B	SWS Cooling Tower B MOV	Off
SWS-PY-S06A	SWS SELF CLEANING STRAINER A	On
SWS-PY-S06B	SWS SELF CLEANING STRAINER B	Off	One of two needed
TCS-EH-01A	TCS PUMP A MOTOR HEATER	Off	Motor heater not needed when motor is in operation.
TCS-EH-01B	TCS PUMP B MOTOR HEATER	On
TCS-MP-01A	TURBINE BUILDING CLOSED COOLING WATER PUMP A	On	One of two TCS pumps required for normal operation
TCS-MP-01B	TURBINE BUILDING CLOSED COOLING WATER PUMP B	Off	One of two TCS pumps required for normal operation
TOS-EH-01	EH FLUID RESERVOIR IMMERSION HEATER	Off	Heater may be needed for low ambient temperatures
TOS-MA-01A	EH FLUID HX COOLING FAN A	On	One of two fans needed for normal operation
TOS-MA-01B	EH FLUID HX COOLING FAN B	Off	One of two fans needed for normal operation
TOS-MP-01A	ELECTRO-HYDRAULIC FLUID SUPPLY PUMP A	On	One of two pumps needed
TOS-MP-01B	ELECTRO-HYDRAULIC FLUID SUPPLY PUMP B	Off	One of two pumps needed
VAS-EH-01A	RADIATION CHEMISTRY LABORATORY DUCT HEATER STAGE A	Off	Heater not included in guarantee load.
VAS-EH-01B	RADIATION CHEMISTRY LABORATORY DUCT HEATER STAGE B	Off	Heater not included in guarantee load.
VAS-EH-02A	SECURITY ROOM DUCT HEATER STAGE A	Off	Heater not included in guarantee load.
VAS-EH-02B	SECURITY ROOM DUCT HEATER STAGE B	Off	Heater not included in guarantee load.
VAS-MA-01A	AUXILIARY/ANNEX BUILDING SUPPLY FAN A	On
VAS-MA-01B	AUXILIARY/ANNEX BUILDING SUPPLY FAN B	Off	One of two fans needed for normal operation
VAS-MA-02A	AUXILIARY/ANNEX BUILDING EXHAUST FAN A	On
VAS-MA-02B	AUXILIARY/ANNEX BUILDING EXHAUST FAN B	Off
VAS-MA-05A	FUEL HANDLING AREA SUPPLY FAN A	On
VAS-MA-05B	FUEL HANDLING AREA SUPPLY FAN B	Off	One of two fans needed for normal operation
VAS-MA-06A	FUEL HANDLING AREA EXHAUST FAN A	On
VAS-MA-06B	FUEL HANDLING AREA EXHAUST FAN B	Off
VAS-MA-07A	CHEMICAL VOLUME CONTROL SYSTEM PUMP ROOM FAN A	On
VAS-MA-07B	CHEMICAL VOLUME CONTROL SYSTEM PUMP ROOM FAN B	On
VAS-MA-08A	NORMAL RESIDUAL HEAT REMOVAL PUMP ROOM FAN A	On
VAS-MA-08B	NORMAL RESIDUAL HEAT REMOVAL PUMP ROOM FAN B	Off
VAS-MY-H01	RADIATION CHEMISTRY LABORATORY HUMIDIFIER	On
VAS-MY-H02	SECURITY ROOM HUMIDIFIER	Off
VAS-MY-U01A	Middle Annulus Heater A	Off	Heater not included in guarantee load.
VAS-MY-U01B	Middle Annulus Heater B	Off	Heater not included in guarantee load.
VAS-MY-U01C	Middle Annulus Heater C	Off	Heater not included in guarantee load.
VAS-MY-U01D	Middle Annulus Heater D	Off	Heater not included in guarantee load.
VBS-EH-01A	MCR/TSC AHU ELECTRIC HEATER A	Off	One of two heaters required for normal operation
VBS-EH-01B	MCR/TSC AHU ELECTRIC HEATER B	Off	One of two heaters required for normal operation
VBS-EH-02A	A/C 1E ROOM AHU ELEC HTR A	Off	One of two heaters required. Heaters not included in guarantee loads.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
VBS-EH-02B	B/D 1E ROOM AHU ELEC HTR B	Off	One of two heaters required
VBS-EH-02C	A/C 1E ROOM AHU ELEC HTR C	Off	One of two heaters required
VBS-EH-02D	B/D 1E ROOM AHU ELEC HTR D	Off	One of two heaters required. Heaters not included in guarantee loads.
VBS-EH-04A	FILTER UNIT ELECTRIC HTR A	Off	Supplemental filtration system not normally used.
VBS-EH-04B	FILTER UNIT ELECTRIC HTR B	Off	Supplemental filtration system not normally used.
VBS-MA-01A	MCR/TSC AHU SUPPLY FAN A	On	One of two needed
VBS-MA-01B	MCR/TSC AHU SUPPLY FAN B	Off	One of two needed
VBS-MA-02A	MCR/TSC AHU RETURN AND SMOKE PURGE FAN A	On	One of two needed
VBS-MA-02B	MCR/TSC AHU RETURN AND SMOKE PURGE FAN B	Off	One of two needed
VBS-MA-03A	SUPPLEMENTAL AIR FILTRATION UNIT FAN A	Off	Supplemental air filtration not used during normal operation.
VBS-MA-03B	SUPPLEMENTAL AIR FILTRATION UNIT FAN B	Off	Supplemental air filtration not used during normal operation.
VBS-MA-04	MCR TOILET EXHAUST FAN	On
VBS-MA-05A	A/C 1E ROOM AHU SUPPLY FAN A	On	One of two needed
VBS-MA-05B	B/D 1E ROOM AHU SUPPLY FAN B	On
VBS-MA-05C	A/C 1E ROOM AHU SUPPLY FAN C	Off	One of two needed
VBS-MA-05D	B/D 1E ROOM AHU SUPPLY FAN D	Off	One of two needed
VBS-MA-06A	A/C 1E ROOM - RETURN FAN A	On	One of two needed
VBS-MA-06B	B/D 1E ROOM RETURN FAN B	On
VBS-MA-06C	A/C 1E ROOM RETURN FAN C	Off	One of two needed
VBS-MA-06D	B/D 1E ROOM - RETURN FAN D	Off	One of two needed
VBS-MA-07A	A/C BATTERY ROOM EXH FAN A	On	One of two needed
VBS-MA-07B	B/D BATTERY ROOM EXH FAN B	On
VBS-MA-07C	A/C BATTERY ROOM EXH FAN C	Off
VBS-MA-07D	B/D BATTERY ROOM EXH FAN D	Off	One of two needed
VBS-MA-08	PCS VALVE ROOM VENT FAN	On
VBS-MA-09	TSC TOILET EXHAUST FAN	On
VBS-MY-H01A	MCR/TSC AHU HUMIDIFIER A	On	One of two needed
VBS-MY-H01B	MCR/TSC AHU HUMIDIFIER B	Off	One of two needed
VBS-MY-U01A	PCS VALVE ROOM UNIT HEATER A	Off	Heater not included in guarantee load.
VBS-MY-U01B	PCS VALVE ROOM UNIT HEATER B	Off	Heater not included in guarantee load.
VCS-MA-01A	REACTOR CONTAINMENT RECIRCULATION FAN A	On	Two of four fans required for normal operation
VCS-MA-01B	REACTOR CONTAINMENT RECIRCULATION FAN B	On	Two of four fans required for normal operation
VCS-MA-01C	REACTOR CONTAINMENT RECIRCULATION FAN C	Off	Two of four fans required for normal operation
VCS-MA-01D	REACTOR CONTAINMENT RECIRCULATION FAN D	Off	Two of four fans required for normal operation
VFS-EH-01A	CONTAINMENT EXHAUST ELECTRIC HEATER A	Off	VFS not normally operated
VFS-EH-01B	CONTAINMENT EXHAUST ELECTRIC HEATER B	Off	VFS not normally operated
VFS-MA-01A	CONTAINMENT SUPPLY FAN A	Off	VFS not normally operated
VFS-MA-01B	CONTAINMENT SUPPLY FAN B	Off	VFS not normally operated
VFS-MA-02A	CONTAINMENT EXHAUST FAN A	Off	VFS not normally operated
VFS-MA-02B	CONTAINMENT EXHAUST FAN B	Off	VFS not normally operated
VHS-MA-01A	AHU A SUPPLY FAN	On
VHS-MA-01B	AHU B SUPPLY FAN	Off	One of two fans needed for normal operation
VHS-MA-02A	HEALTH PHYSICS/MACHINE SHOP EXHAUST FAN A	On

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
VHS-MA-02B	HEALTH PHYSICS/MACHINE SHOP EXHAUST FAN B	Off	One of two fans needed for normal operation
VHS-MA-03	MACHINE TOOLS EXHAUST FAN	On
VHS-MY-H01	HUMIDIFIER	On
VRS-MA-01A	AHU A SUPPLY FAN	On
VRS-MA-01B	AHU B SUPPLY FAN	Off	One of two fans needed for normal operation
VRS-MA-02A	FILTRATION UNIT A EXH FAN	On
VRS-MA-02B	FILTRATION UNIT B EXH FAN	Off	One of two fans needed for normal operation
VRS-MY-W01A	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER A	Off	Heater not included in guarantee load.
VRS-MY-W01B	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER B	Off	Heater not included in guarantee load.
VRS-MY-W01C	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER C	Off	Heater not included in guarantee load.
VTS-EH-01	SAMPLE ROOM / LABORATORY DUCT HEATER	Off	Heater not included in guarantee load.
VTS-EH-03	OFFICE AREA DUCT HEATER	Off	Heater not included in guarantee load.
VTS-EH-04	WORK STATION AREA DUCT HEATER	Off	Heater not included in guarantee load.
VTS-MA-01A	PERSONNEL AREA AHU A SUPPLY FAN	On	Assume one of two needed.
VTS-MA-01B	PERSONNEL AREA AHU B SUPPLY FAN	Off	Assume one of two needed.
VTS-MA-05A	EL EQ RM AHU A RETURN FAN	On	Assume one of two needed.
VTS-MA-05B	EL EQ RM AHU B RETURN FAN	Off	Assume one of two needed.
VTS-MA-06A	EL EQ RM AHU A SUPPLY FAN	On	Assume one of two needed.
VTS-MA-06B	EL EQ RM AHU B SUPPLY FAN	Off	Assume one of two needed.
VTS-MA-13	TURBINE LUBE OIL RESERVOIR ROOM EXHAUST FAN	On
VTS-MA-14	LUBE OIL STORAGE ROOM EXHAUST FAN	On
VTS-MY-V01A	TRBN BLDG ROOF EXH UNIT VENT A	On
VTS-MY-V01B	TRBN BLDG ROOF EXH UNIT VENT B	On
VTS-MY-V01C	TRBN BLDG ROOF EXH UNIT VENT C	On
VTS-MY-V01D	TRBN BLDG ROOF EXH UNIT VENT D	On
VTS-MY-V01E	TRBN BLDG ROOF EXH UNIT VENT E	On
VTS-MY-V01F	TRBN BLDG ROOF EXH UNIT VENT F	On
VTS-MY-V02	HEATER BAY ROOF EXH UNIT VENT	On
VTS-MY-V03	MOTOR DRIVEN FIRE PUMP ROOM UNIT VENTILATOR	On	Assumes low-speed (half speed) operation with no fire pump operation
VTS-MY-V04	DIESEL FIRE PUMP ROOM UNIT VENTILATOR	On	Assumes low-speed (half speed) operation with no fire pump operation
VTS-MY-V05A	AUX BOILER ROOM EXHAUST VENTILATOR A	On	Assumes low-speed (half speed) operation with no aux. boiler operation
VTS-MY-V05B	AUX BOILER ROOM EXHAUST VENTILATOR B	On	Assumes low-speed (half speed) operation with no aux. boiler operation
VWS-MP-01A	WATER CHILLER PUMP A	On	One of two chillers required for normal operation
VWS-MP-01B	WATER CHILLER PUMP B	Off	One of two chillers required for normal operation

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
VWS-MP-02	AIR COOLED CHILLER PUMP 2	On	One of two needed
VWS-MP-03	AIR COOLED CHILLER PUMP 3	Off	One of two needed
VWS-MS-01A	WATER CHILLER A	On	One of two chillers required for normal operation
VWS-MS-01B	WATER CHILLER B	Off	One of two chillers required for normal operation
VWS-MS-02	AIR COOLED CHILLER 2	On	One of two chillers required for normal operation
VWS-MS-03	AIR COOLED CHILLER 3	Off	One of two chillers required for normal operation
VXS-EH-02	REST ROOM/CORRIDOR ELECT HEATING COIL	Off	Heater not included in guarantee load.
VXS-EH-03	ACCESS CORRIDOR ELECTRIC DUCT HEATER	Off	Heater not included in guarantee load.
VXS-EH-04	SECURITY ROOM #2 ELECTRIC DUCT HEATER	Off	Heater not included in guarantee load.
VXS-EH-05	CENTRAL ALARM STATION ELECTRIC DUCT HEATER	Off	Heater not included in guarantee load.
VXS-EH-06	SHOWER/CHANGING AREA ELECTRIC DUCT HEATER	Off	Heater not included in guarantee load.
VXS-MA-01A	EQUIPMENT ROOM RETURN AIR FAN A	On	Assume one of two AHUs needed
VXS-MA-01B	EQUIPMENT ROOM RETURN AIR FAN B	Off	Assume one of two AHUs needed
VXS-MA-02A	EQUIPMENT ROOM AHU A SUPPLY FAN	On	Assume one of two AHUs needed
VXS-MA-02B	EQUIPMENT ROOM AHU B SUPPLY FAN	Off	Assume one of two AHUs needed
VXS-MA-03A	GENERAL AREA AHU A SUPPLY FAN	On
VXS-MA-03B	GENERAL AREA AHU B SUPPLY FAN	Off	One of two fans needed for normal operation
VXS-MA-04A	MSIV COMP A AHU-A SUPPLY FAN	On	One of two needed
VXS-MA-04B	MSIV COMP B AHU-B SUPPLY FAN	On	One of two needed
VXS-MA-04C	MSIV COMP B AHU-C SUPPLY FAN	Off	One of two needed
VXS-MA-04D	MSIV COMP A AHU-D SUPPLY FAN	Off	One of two needed
VXS-MA-05A	SWITCHGEAR ROOM AHU A SUPPLY FAN	On	Assume one of two AHUs needed
VXS-MA-05B	SWITCHGEAR ROOM AHU B SUPPLY FAN	Off	Assume one of two AHUs needed
VXS-MA-06A	SWITCHGEAR ROOM RETURN AIR FAN A	On	Assume one of two AHUs needed
VXS-MA-06B	SWITCHGEAR ROOM RETURN AIR FAN B	Off	Assume one of two AHUs needed
VXS-MA-07A	MECHANICAL EQUIPMENT ROOM SUPPLY AIR FAN A	On
VXS-MA-07B	MECHANICAL EQUIPMENT ROOM SUPPLY AIR FAN B	Off	One of two fans needed for normal operation
VXS-MA-08A	VLV/PIPING PEN RM AHU A SUPP FAN	On	One of two needed
VXS-MA-08B	VLV/PIPING PEN RM AHU B SUPP FAN	Off	One of two needed
VXS-MA-09A	BATTERY ROOM #1 EXH FAN	On
VXS-MA-09B	BATTERY ROOM #2 EHX FAN	On
VXS-MA-11A	MECH EQP AREA AHU A RETURN AIR FAN	On
VXS-MA-11B	MECH EQP AREA AHU B RETURN AIR FAN	Off	One of two fans needed for normal operation
VXS-MA-12	Temp Electric Power Supply Room Exhaust Fan	On
VXS-MA-13	TOILET EXHAUST FAN	On
VXS-MY-H01	GENERAL AREA AHU HUMIDIFIER	On
VXS-MY-H02	EQUIPMENT ROOM AHU HUMIDIFIER	On
VXS-MY-U01	ELEVATOR MACHINE ROOM ELEC UNIT HEATER	Off	Elevator assumed not working for guarantee loads.
VXS-MY-V01	ELEVATOR MACHINE ROOM WALL EXHAUSTER	On

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
VXS-MY-V02	ANNEX BLDG ROOF VENTILATOR	On
VYS-MP-01A	HOT WATER PUMP A	On
VYS-MP-01B	HOT WATER PUMP B	On
VZS-EH-01A	SRVC MODULE AHU A ELEC HTNG COIL	Off	Heater not included in guarantee load.
VZS-EH-01B	SRVC MODULE AHU B ELEC HTNG COIL	Off	Heater not included in guarantee load.
VZS-MA-01A	SERVICE MODULE AHU A SUPPLY FAN	On
VZS-MA-01B	SERVICE MODULE AHU B SUPPLY FAN	On
VZS-MA-02A	FUEL OIL DAY TK VAULT EXH FAN A	On
VZS-MA-02B	FUEL OIL DAY TK VAULT EXH FAN B	On
VZS-MA-03A	ENGINE ROOM AHU SUPPLY FAN A	On
VZS-MA-03B	ENGINE ROOM AHU SUPPLY FAN B	On
VZS-MY-U01A	ELECTRIC UNIT HEATER 1A	Off	Heater not included in guarantee load.
VZS-MY-U01B	ELECTRIC UNIT HEATER 1B	Off	Heater not included in guarantee load.
VZS-MY-U02A	ELECTRIC UNIT HEATER 2A	Off	Heater not included in guarantee load.
VZS-MY-U02B	ELECTRIC UNIT HEATER 2B	Off	Heater not included in guarantee load.
VZS-MY-U03A	DIESEL OIL TRANSFER MODULE ENCLOSURE A UNIT HEATER	Off	Heater not included in guarantee load.
VZS-MY-U03B	DIESEL OIL TRANSFER MODULE ENCLOSURE B UNIT HEATER	Off	Heater not included in guarantee load.
VZS-MY-V01A	D/G BLDG STANDBY EXHAUST FAN 1A	Off	Standby ventilation not used when diesels are not running.
VZS-MY-V01B	D/G BLDG STANDBY EXHAUST FAN 1B	Off	Standby ventilation not used when diesels are not running.
VZS-MY-V02A	D/G BLDG STANDBY EXHAUST FAN 2A	Off	Standby ventilation not used when diesels are not running.
VZS-MY-V02B	D/G BLDG STANDBY EXHAUST FAN 2B	Off	Standby ventilation not used when diesels are not running.
VZS-MY-V03A	DIESEL OIL TRANSFER MODULE ENCLOSURE A EXH FAN	On
VZS-MY-V03B	DIESEL OIL TRANSFER MODULE ENCLOSURE B EXH FAN	On
WGS-MP-01A	SAMPLE PUMP A	Off
WGS-MP-01B	SAMPLE PUMP B	Off
WLS-MP-01A	REACTOR COOLANT DRAIN PUMP A	Off
WLS-MP-01B	REACTOR COOLANT DRAIN PUMP B	Off
WLS-MP-02A	CONTAINMENT SUMP PUMP A	Off
WLS-MP-02B	CONTAINMENT SUMP PUMP B	Off
WLS-MP-03A	DEGASIFIER VACUUM PUMP A	Off
WLS-MP-03B	DEGASIFIER VACUUM PUMP B	Off
WLS-MP-05A	DEGASIFIER SEPARATOR PUMP A	Off
WLS-MP-05B	DEGASIFIER SEPARATOR PUMP B	Off
WSS-MP-01	RESIN TRANSFER PUMP	Off
WWS-MP-04A	BASIN A TRANSFER PUMP	Off
WWS-MP-04B	BASIN B TRANSFER PUMP	Off
ZAS-EJ-01A	MAIN TRANS COOLING PHASE A JUNCTION BOX	On
ZAS-EJ-01B	MAIN TRANS COOLING PHASE B JUNCTION BOX	On
ZAS-EJ-01C	MAIN TRANS COOLING PHASE C JUNCTION BOX	On

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A
HOUSE LOADS EQUIPMENT ON/OFF LIST
Tag No.	Component Description	On/Off	Load Note
ZAS-EJ-01D	MAIN TRANS COOLING PHASE SPARE JUNCTION BOX	Off	Spare transformer not normally used.
ZAS-EJ-02A	GEN BKR COOLING UNIT PHASE A JUNCTION BOX	On
ZAS-EJ-02B	GEN BKR COOLING UNIT PHASE B JUNCTION BOX	On
ZAS-EJ-02C	GEN BKR COOLING UNIT PHASE C JUNCTION BOX	On
ZAS-EJ-03	ISOPHASE BUS DUCT HEATER UNIT JUNCTION BOX	Off	Heater not included in guarantee load.
ZBS-ED-01	SWITCHYARD FEED #1 DIST PANEL	Off	Not included in plant house loads
ZBS-ED-02	SWITCHYARD FEED #2 DIST PANEL	Off	Not included in plant house loads
ZOS-EH-01A	DG A ELECTRIC JACKET WATER HTR	On
ZOS-EH-01B	DG B ELECTRIC JACKET WATER HTR	On
ZOS-EH-02A	DG A KEEP WARM LUBE OIL HEATER	On
ZOS-EH-02B	DG B KEEP WARM LUBE OIL HEATER	On
ZOS-EH-03A	DG A GENERATOR SPACE HEATER	Off	Heater not included in guarantee load.
ZOS-EH-03B	DG B GENERATOR SPACE HEATER	Off	Heater not included in guarantee load.
ZOS-MA-01A	DG A FUEL OIL COOLER FAN	Off	Fan not needed when diesel not operating.
ZOS-MA-01B	DG B FUEL OIL COOLER FAN	Off	Fan not needed when diesel not operating.
ZOS-MA-10A	DG A RADIATOR FAN 1	Off	Fan not needed when diesel not operating.
ZOS-MA-10B	DG B RADIATOR FAN 1	Off	Fan not needed when diesel not operating.
ZOS-MA-11A	DG A RADIATOR FAN 2	Off	Fan not needed when diesel not operating.
ZOS-MA-11B	DG B RADIATOR FAN 2	Off	Fan not needed when diesel not operating.
ZOS-MK-01A	DG A ELECTRIC MTR DRVN AIR COMPRESSOR	Off	Assume air compressor not running (receivers are already full)
ZOS-MK-01B	DG B ELECTRIC MTR DRVN AIR COMPRESSOR	Off	Assume air compressor not running (receivers are already full)
ZOS-MP-02A	DG A AC MOTOR PRELUBE OIL PUMP	On
ZOS-MP-02B	DG B AC MOTOR PRELUBE OIL PUMP	On
ZOS-MP-06A	DG A ELECTRIC JACKET WTR HTR PMP	On
ZOS-MP-06B	DG B ELECTRIC JACKET WTR HTR PMP	On

Site Specific Load
N/A	200 HP Mechanical Draft Cooling Tower Fans	On	Assume all 32 mechanical draft cooling tower fans are operating

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT M-1
Software License

This software license agreement (this "License Agreement") is entered into as of the _____ day of May, 2008, by and between South Carolina Electric & Gas Company ("SCE&G"), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina ("Santee Cooper") pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated __________, 2008; and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster"). Except where the context otherwise requires, Westinghouse and Stone & Webster hereinafter are individually referred to as a "Consortium Member" and collectively as "Contractor".

1.    Definitions. For purposes of this software license (this “License Agreement”), the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Agreement (as defined below).

(a)    "Agreement" shall mean that certain Engineering, Procurement and Construction Agreement, dated the date hereof, between South Carolina Electric & Gas Company, for itself and as Agent for the South Carolina Public Service Authority, as Owner, and Consortium Consisting of Westinghouse Electric Company LLC and Stone & Webster, Inc., as Contractor for AP1000 Nuclear Power Plants.

(b)    “Available Software” shall mean Software developed by or on behalf of a Consortium Member (excluding software to be delivered under a separate nuclear fuel contract) that, as of the date in question, either has been provided to Owner or is complete and ready for delivery, provided, however, it is understood that Available Software does not include Third-Party Software.

(c)    "Configuration Data" shall mean the Unit-specific data that is used in conjunction with the Software, including without limitation, tuning and set point constants, graphical, pictorial and text files, that configure the Software for the specific Unit environment.

(d)        "Disabling Code" shall mean any timer, clock, counter, time lock, time bomb, other limiting code, design, instruction or routine which is designed or intended to do any of the following either automatically or without the intentional action of a Permitted User: (i) erase data or other programming, or (ii) damage, destroy, disable, suspend the operation of, or alter the operation of the Software, or any components thereof, or (iii) cause the Software or any components thereof to become inoperable or otherwise incapable of being used in the full manner for which the Software is licensed hereunder.

(e)    "Escrow Agent" shall mean Business Records Management, Inc. or any replacement escrow agent as mutually agreed between Contractor and Owner.

(f)    "Escrow Agreement" shall mean the escrow agreement in the form attached hereto as Tab-1 entered into by and among Owner, Contractor, and the Escrow Agent, as the same may be amended or replaced from time to time.

(g)    "Facility" or "Unit" shall refer to the Facility or a Unit of the Facility as defined in the Agreement.

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Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

(h)    “Hardware” shall mean (i) the hardware on which the Software is initially installed by Contractor or Subcontractors for use in connection with the Facility, including, without limitation, hardware at the Facility, redundant systems, training and test systems and simulators associated with the Facility whether located at the Facility or another site owned or leased by Owner or over which Owner otherwise has possession or control and (ii) replacements and additional hardware as permitted under Section 2(a)(iii).

(i)    “Permitted Use” shall mean use solely in connection with the Facility, including but not limited to for the purpose of design, construction and installation of the Facility, simulator and ancillary facilities, trouble-shooting, response to plant events, inspection, evaluation of system or component performance, scheduling, investigations, initial fuel loading, refueling, operation, management, procurement, maintenance, testing, training, repair, licensing, modification, decommissioning, testing of redundant systems, training systems and training simulators associated with the Facility, training Permitted Users and their employees, ensuring the safety of the Facility, simulator and ancillary facilities, and compliance with Laws or Government Authorities.

(j)    "Permitted Users" shall mean Owner, its employees, Owner's Engineer, secunded employees, and staff augmentation contractors through multiple tiers, and their respective employees, which employees or contractors have executed a written confidentiality agreement substantially as set forth in Exhibit O-1 of the Agreement (Proprietary Data Agreement) or are otherwise under an obligation or duty to Owner or to the contractor to maintain the confidentiality of Owner’s or Owner’s suppliers’ proprietary information.

(k)    "Software" shall mean the computer programs, procedures, rules or routines embodied in computer programs, databases and related computer files provided to Owner by one or more of the Consortium Members or Subcontractors in performance of the Work, as furnished and as installed, and Application Software developed by one or more of the Consortium Members for Owner during the performance of this License Agreement. Software shall also mean bug fixes, error-correct releases, updates, upgrades, enhancements, modifications, changes, new versions and replacements thereof if provided from time to time by or on behalf of one or more of the Consortium Members or Subcontractors. Software includes:

(i)
"Base Software", which consists of a) software that provides performance analysis, monitoring, and interfaces for the Facility’s basic systems, b) software that supplies the foundation upon which the Application Software functions to provide control, monitoring and maintenance of the Facility systems and processes, and c) software tools used to generate the Application Software, including, without limitation, tools used to generate or modify control software (function blocks, control algorithms, rules, and the like), operator graphics and database entries.

(ii)
"Application Software", which consists of all of the Software other than Base Software and Third-Party Software, including, without limitation, software developed for the project-specific implementation of the Unit requirements using the objects and tools of the Base Software and/or Third-Party Software that provides means for controlling, monitoring and maintaining the system and process of the Unit. The Application Software is specific to a particular Unit.

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Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

(iii)	"Third-Party Software", which consists of that portion of the Software which is developed and owned by a third party ("Third Party").

Except for purposes of Subsections 4(b), (c) and (d), the term Software shall include all software in the possession or control of any Consortium Member that would fall within the definition of Software under this Subsection 1(k) above and be Available Software, except for the fact that it has not yet been provided to Owner or furnished, installed or completely developed; provided, however, the obligation to place any such Software in escrow shall be governed by Section 7 below.

(l)    "Software Documentation" shall mean any materials created by or on behalf of Contractor or its licensors, or by Third Parties, that describe or relate to the functional, operational, or performance capabilities of the Software regardless of whether such materials be in written, printed, electronic or other format, and all of which shall be consistent, in both form and substance, with Consortium Member’s quality management system standards, industry standard for software documentation and be generally acceptable to Contractor’s North American customers.

2.    Licenses.

(a)    Software License. Each Consortium Member hereby grants to Permitted Users a fully paid-up, royalty-free, non-exclusive, transferable and assignable (solely as provided in Section 9 below), perpetual (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), irrevocable and non-terminable (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement) right and license to use the Software on the Hardware for Permitted Use. Third-Party Software may be licensed on a pass-through or sublicense basis as further described in Section 2(d) herein. Owner may allow other Permitted Users to use the Software solely for Permitted Use during the term of employment or during time of performance of services related to the Facility. Without limiting the foregoing, the license granted herein shall include the specific rights to:

(i)
adapt and otherwise modify the Application Software, provided, however, if any Permitted User makes any modifications to the Application Software outside of the scope of those modifications allowed by the features and functionalities available in the Software as delivered to Owner and consistent with plant design and safe operations as reflected in Facility Documentation without the prior written authorization of the Westinghouse then currently-assigned designated contact or the Stone & Webster then currently-assigned designated contact, as applicable, Contractor shall not have any warranty liability for any breach of any warranty caused by such modification to the Application Software;

(ii)
make a reasonable number of copies of the Software solely for back-up, archival, testing, installation, maintenance, operation or disaster-recovery purposes, provided that any copyright or other proprietary rights notices included in the Software are also reproduced in such copies. Notwithstanding the above, copies of Third-Party Software may be made solely as allowed per the associated Third Party license. For Third-Party Software license agreements not executed prior to the date of the Agreement, the applicable Consortium Member agrees to make commercially reasonable efforts to negotiate terms related to the number of copies of Third-Party Software that may be made by Owner that are

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Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

no less beneficial to Owner than the terms of the first sentence of this subsection (ii). Notwithstanding the above, Third-Party Software license agreements not executed prior to the date of the Agreement do not include purchase orders that are placed after execution of the Agreement on Third-Party Software Vendors under pre-existing agreements executed prior to the execution of the Agreement; and

(iii)
install the Software or any portion thereof on hardware that possesses functionality that is equivalent to the functionality of the initial Hardware and includes the applicable designated equipment configuration, if any, as shown in Documentation (referred to herein as “New Hardware”) for use in connection with the Facility, provided that the Software or portion as installed on such New Hardware is used only for Permitted Use and the Software is uninstalled from or otherwise rendered inoperable on any Hardware that the New Hardware replaces. The right to install specific Third-Party Software as described in this subsection (iii) shall be governed by terms of the Third-Party Software license agreement. For Third-Party Software license agreements not executed prior to the date of the Agreement, the applicable Consortium Member agrees to make commercially reasonable efforts to negotiate terms related to Owner's transfer of Third-Party Software to new Hardware that are no less beneficial to Owner than the terms of the first sentence of this subsection (iii). Notwithstanding the above, Third-Party Software license agreements not executed prior to the date of the Agreement do not include purchase orders that are placed after execution of the Agreement on Third-Party Software Vendors under pre-existing agreements executed prior to the execution of the Agreement.

(b)    Software License Restrictions. Except as may be otherwise provided herein or in a subsequent written agreement with the applicable Consortium Member or with an owner or licensor of any Third-Party Software:

(i)
Owner shall not alone or with the assistance of others, reverse compile or in any other manner attempt to decipher in whole or in part the logic or coherence of any Base Software provided hereunder in only object-code or machine-readable form, except (1) as allowed under 17 USC Sec. 1201(f) for which Consortium Member hereby grants a limited license to Owner solely for the purpose of enabling interfacing and interoperability between Software and any hardware or other software, or (2) if, upon the occurrence of an event defined in Section 22.2(a)(iv) of the Agreement and the termination of the Agreement, the Escrow Agent fails to timely deliver the Source Code pursuant to the terms and conditions of the Escrow Agreement. Notwithstanding the foregoing, Owner may, alone or with the assistance of others, reverse compile or otherwise decipher Software created solely by one or more Consortium Members for the sole purpose of debugging the Software after, if reasonable under the then prevailing circumstances, providing written notice to the applicable Consortium Member and a commercially reasonable amount of time under the then prevailing circumstances for the applicable Consortium Member to provide a solution prior to such reverse compiling or deciphering.

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(ii)
Except as may be required by law, including, without limitation, by any Government Authority, Owner shall not use the Software for purposes of (A) performing a quality assurance program verification of any computer program other than the Software, or (B) using the input or output of the Software to qualify, validate, or provide credibility to any other software not provided under the Agreement or this License Agreement and disclose the results to any third party other than a Government Authority without the prior written consent of Contractor. For the avoidance of doubt, Owner shall have the right to use the input or output of the Software and any information obtained from Facility instrumentation through the use of the Software and/or Configuration Data for any Permitted Use and for ordinary business uses related to the Facility, including, without limitation, reporting to investors, supporting offerings of equity and/or debt, and required government reporting.

(c)    Software Documentation Use and Restrictions. Contractor hereby grants to Owner a , fully paid-up, royalty-free, non-exclusive, transferable and assignable (as provided in Section 9 below),perpetual (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), irrevocable and non-terminable (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), right and license to reproduce and distribute to Permitted Users Software Documentation for Permitted Use. For Third-Party Software license agreements not previously executed prior to the date of the Agreement, the applicable Consortium Member agrees to make commercially reasonable efforts to obtain from Third-Party Software Vendors, reproduction and distribution terms for the number of copies of Software Documentation that the Owner reasonably requests. Notwithstanding the above, Third-Party Software license agreements not executed prior to the date of the Agreement do not include purchase orders that are placed after execution of the Agreement on Third-Party Software Vendors under pre-existing agreements executed prior to the execution of the Agreement.

(d)    Third-Party Software Provisions. Third-Party Software listed in Exhibit O-2 of the Agreement is the Third-Party Software that shall be provided, at a minimum, and is provided on a pass-through or sublicense basis and may be subject to the separate license agreements or registration requirements and limitations on copying and use as will be furnished by a Consortium Member to Owner prior to or with the delivery of the applicable Third-Party Software, and Owner agrees to be bound by the terms of any such third-party license agreements.

(e)    Other Computer Programs. Nothing in the Agreement shall prohibit Owner from using the Equipment to run computer programs other than the Software or from using the Equipment for purposes other than operation of the Facility, it being understood that Contractor shall not be responsible for any failure of the Software or Equipment as a result of such activities, or from loading such computer programs on, or removing such computer programs from, the Facility.

3.    Delivery, Installation and Acceptance of the Software. The applicable Consortium Member shall deliver, install and test the Software and Configuration Data, and Owner shall accept the Software and Configuration Data, in accordance with the Project Schedule.

4.    Representations and Warranties. Contractor represents and warrants the following:

(a)    Licensing Rights. The applicable Consortium Member owns all rights, title and interest

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in and to the Software, Software Documentation and training materials (excluding Third-Party Software and associated documentation and training materials) or otherwise has the legal right to transfer, grant, sublicense, and/or pass-through the rights and licenses in the Software, Software Documentation and training materials granted by the applicable Consortium Member as provided in this License Agreement. For pass-through rights, Third-Party Software and associated documentation and training materials are licensed directly from the Third-Party Software developer to Owner as end user for the Permitted Use.

(b)    Software Performance. For the Equipment Warranty time period specified in section 14.1(a)(ii) of the Agreement, after the Substantial Completion of each Unit (the "Software Warranty Period") the Software and Configuration Data for that Unit shall: (i) be compatible with and capable of operating in conjunction with all other software and hardware if indicated in the Software Documentation or if recommended in writing by the applicable Consortium Member; and (ii) conform to and perform substantially in accordance with the Software Documentation; and (iii) to the extent used to operate the Facility shall do so without error (other than errors that do not affect the operation or safety of the Facility or any Unit) or unplanned interruption. The applicable Consortium Member shall, upon written notice from Owner and within a commercially reasonable time thereafter in view of the impact of defect, nonconformity, incompatibility, or other condition which breaches the foregoing warranty on the operations or safety of the Facility, at no additional charge and at its own cost and expense, correct any defects, nonconformities, incompatibilities, or other condition which breaches the foregoing warranty, and repair, replace and maintain the Software in compliance with the warranty standards set forth herein, including providing, all error-correcting releases identified during the Software Warranty Period; provided, however, that no such defect, nonconformity, incompatibility or other condition is due to Owner’s misuse of the Software or Hardware. If the applicable Consortium Member is unable to correct any defect, nonconformity, incompatibility or other condition which breaches the foregoing warranty within a commercially reasonable time in view of the impact of the defect on the operations of the Facility, the applicable Consortium Member shall as soon as commercially reasonable replace such Software without charge and at its own cost and expense. If the applicable Consortium Member is unable to correct or replace any Software or portion thereof that is defective, nonconforming or incompatible or that otherwise breaches the above warranty, then the applicable Consortium Member shall propose another alternative remedy, which may include, without charge and at Consortium Member’s own cost and expense, alternate Hardware that is commercially reasonable from Owner’s perspective. The applicable Consortium Member shall not be liable for failure to meet the foregoing warranty if adaptations or modifications made to the Software by Owner or others on Owner’s behalf without written authorization, acceptance, or approval from the Westinghouse then currently-assigned designated contact or the Stone & Webster then currently-assigned designated contact, as applicable, are outside the scope of those modifications allowed by the features and functionalities available in the Software as delivered to Owner or are inconsistent with plant design and safe operations as reflected in Facility Documentation, cause such failure. For the purpose of this Section 4(b), Software shall only refer to software developed in whole or in part by or on behalf of one or more Consortium Members. Third-Party Software shall be governed by Third-Party Software license

(c)    Media. The media on which the Software, Configuration Data and Software Documentation are recorded shall be free from defects in material and workmanship for the Software Warranty Period set forth in (b) above. The applicable Consortium Member will, at no additional charge and at its cost and expense, replace any defective media within a commercially reasonable time in view of the impact of defect on the operations or safety of the Facility.

(d)    None of the Software created by one or both Consortium Members will contain any Disabling Code and none of the Software as and when delivered and installed by or on behalf of one or more Consortium Members shall contain any Disabling Code. Notwithstanding withstanding the foregoing, certain of the Third-Party Software may be provided in a format that contains features and

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functionalities that are not intended to be licensed or otherwise made available to Owner and are effectively hidden, turned off and not available to Owner and are not part of the Software (such features and functionalities collectively referred to herein as the “Turned-Off Software”). Provided that the Turned Off Software and the features and functionalities that makes such software unavailable to Owner do not interfere with the operation of the Software, such Turned-Off Software and the features and functionalities that makes the Turned-Off Software unavailable shall not be deemed Disabling Code. Under separate written agreement signed by both parties, the parties may agree to a temporary license of software with a limited time.

5.    Intellectual Property Indemnity. (a) The applicable Consortium Member will, at its own cost and expense, defend (or at its option subject to Subsection 5(b), settle) and shall indemnify and hold Owner and each Permitted User harmless from and against any claim, suit, action or proceeding brought against Owner or any Permitted User to the extent based on an allegation that the Software in the form as provided by or on behalf of or authorized or approved by the applicable Consortium Member, or any part thereof furnished hereunder, or the use thereof within the scope of this License Agreement, constitutes an infringement, violation, or arises from or involves the misappropriation of any patent, copyright right, trademark, trade secret or other property right or intellectual property right enforceable in the United States, Canada or a European Union country, if the applicable Consortium Member is notified promptly in writing after Owner becomes aware of such claim, suit, action or proceeding and given authority, information, and assistance for the defense of any such suit or proceeding. The applicable Consortium Member will indemnify and save Owner and each Permitted User harmless from all damages, liabilities, losses, fees (including, without limitation, reasonable attorney fees), costs, and expenses incurred by Owner and each Permitted User in connection with any such claim, suit, action or proceeding, or awarded in any such suit, action, or proceeding. The applicable Consortium Member will not be responsible for any settlement of such suit, action, or proceeding made without its prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld. If the use of the Software or any part thereof furnished hereunder, as a result of any such suit, action, or proceeding is held to constitute infringement or misappropriation and its use by Owner is in any manner enjoined or restrained, The applicable Consortium Member will, at its option and at its own cost and expense, either: (i) procure for Owner the right to continue using said Software or part thereof; (ii) replace same with substantially equivalent non-infringing Software; or (iii) modify same so it becomes non-infringing while remaining substantially equivalent features and functionalities.

(b)    The applicable Consortium Member shall not compromise or settle any claim, action, suit or proceeding in which an Owner is named without Owner's prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld unless such settlement provides for the payment of money only by the applicable Consortium Member and provides for a full, complete and unconditional release of Owner and each Permitted User.

(c)    The applicable Consortium Member will have no indemnity duty or obligation hereunder to the extent that (i) the Software furnished hereunder is supplied pursuant to a design or drawing prepared by Owner, (ii) the Software is modified by Owner or at Owner's direction to make it infringing, or (iii) the Software is combined by Owner with items not furnished hereunder or recommended, approved or authorized by the applicable Consortium Member in writing, and as to (i), (ii) and (iii) above a suit or proceeding is brought against Owner solely as a result of (and no infringement would have occurred but for) said design, instruction, modification, or combination. In the event such a suit or proceeding is brought against Contractor as a result of such Owner actions, Owner will indemnify and save the applicable Contractor harmless to the same extent as Contractor has agreed to indemnify and save Owner harmless hereunder as provided in Section 5(a), provided that Owner will not be responsible for any settlement of any such suit or proceeding made without Owner’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld. Upon the applicable Consortium

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Member’s written request, Owner shall, with respect to the Software that is the subject of or related to a claim of infringement, provide to such Consortium Member a copy of the related source code that is then in Owner's possession or control, if any.

6.    Proprietary Rights.

(a)    Except for the licenses granted herein, all rights, title and interests in and to the Base Software, Software Documentation, Third-Party Software and Application Software (subject to Section 6(b) below), including without limitation, all applicable copyrights, patents and trade secrets shall remain exclusively with the applicable Consortium Member or it licensors.

(b)    All rights, title and interests in and to (i) any new material subject to patent, trade secret, or copyright protection added to the Software by or on behalf of Owner and (ii) the Configuration Data created by Owner, shall be exclusively owned by Owner. Owner hereby grants Consortium Members a fully paid-up, royalty-free, non-exclusive, transferable and assignable (as provided in Section 9 below) perpetual (except for in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), irrevocable and non-terminable (except for in connection with the simultaneous or earlier termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement) right and license to use such new material added to the Software and the Configuration Data solely in support of the Facility. Owner shall provide a copy of all such Software to Consortium Member upon reasonable request. Owner retains the right to inspect and copy all Software during regular business hours.

(c)    All rights, title and interests in and to any Application Software developed by Contractor or at Contractor’s written instruction for Owner during the performance of the Agreement shall be exclusively owned by the applicable Consortium Member.

(d)    To the extent there are any conflicts between any of the provisions of this Article 6 of Exhibit M-1 and Article 19 of the Agreement, the provisions of this Article 6 shall take precedence.

7.    Source Code Escrow. (a) At the request of Owner, the applicable Consortium Member shall deposit with the Escrow Agent pursuant to the Escrow Agreement the source code associated with Available Software, which source code has not been provided directly to Owner, and, Software that is not then Available Software, promptly after such Software becomes Available Software, or if earlier, as required under Section 7(b), and with each such deposit a copy of the then available Software Documentation for such Software. Such deposits shall be made within a commercially reasonable time after Owner’s request or such Software becomes Available Software or, if earlier, as provided under Section 7(b).

(b)    If requested by Owner, the applicable Consortium Member shall on June 1, 2011 or within a commercially reasonable time thereafter not to exceed 30 days and on each June 1st thereafter (or on the first business day thereafter), deposit with the Escrow Agent under the Escrow Agreement for all Software developed or being developed by or on behalf of such Consortium Member the source code in existence as of May 1 of such year whether or not the corresponding Software has been completed, provided, however, it is understood that for purposes of this Section (b), the term “Software” does not include Third-Party Software

(c)    Source Code Release. Each Consortium Member agrees that in the event (i) it fails to cure a material breach of its software warranty obligations for a specific item of software or (ii) the occurrence of an event under Section 22.2(a)(iv) of the Agreement and termination of the Agreement, then upon Owner’s written request, the Escrow Agent shall be authorized to immediately deliver to

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Owner with respect to (i) above, a copy of the source code then held by the Escrow Agent for the specific item of Software at issue, and with respect to (ii) above, all of the source code then held in escrow pursuant to the Escrow Agreement, and in each case the corresponding Software Documentation.

(d)    Owner shall pay all regular costs and fees charged by the Escrow Agent (as opposed to fees and costs if any dispute arises) with respect to the above escrow and all reasonable Contractor related costs, on a Time and Material basis, for providing and updating the deposits of source code as provided above.

8.    Bankruptcy Section 365(n). Contractor acknowledges and agrees that this Software License creates no presumption that Contractor or any trustee or other fiduciary of Contractor entitled to reject or terminate this Software License under applicable Law. Contractor acknowledges that if Contractor as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects this Software License, Owner may elect to retain its rights under this Software License as provided in Section 365(n) of the United States Bankruptcy Code. Upon written request of Owner to Contractor or the Bankruptcy Trustee, Contractor or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this Software License, including without limitation, the right to use or make available the Software and Documentation.

9.    Assignment. Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Contractor or any third party to assign, any and all of its rights under this Software License to any party in connection with any transfer of ownership or control of the Facility. Notwithstanding the above, assignments rights for Third-Party Software shall be subject to the terms of the associated Third-Party Software license. Any assignment or transfer in violation of this License Agreement will be null and void. This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority
By: _____________________________
Name: __________________________
Title: ___________________________

STONE & WEBSTER, INC.	WESTINGHOUSE ELECTRIC COMPANY LLC
By: _____________________________	By: _____________________________
Name: __________________________	Name: __________________________
Title: ___________________________	Title: ___________________________

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EXHIBIT M-2
AP1000 Intellectual Property License (WEC)
This intellectual property license agreement (this "License Agreement") is entered into as of the _____ day of May, 2008, by and between South Carolina Electric & Gas Company ("SCE&G"), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina ("Santee Cooper") pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated __________, 2008, and WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse").
1.    Definitions. For purposes of this License Agreement, the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Engineering, Procurement and Construction Agreement between South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority, and a consortium consisting of Westinghouse and Stone & Webster, Inc., dated as of the date hereof (the “Agreement”). Except where the context otherwise requires, Westinghouse and Stone & Webster, Inc. hereinafter are individually referred to as a "Consortium Member" and collectively as "Contractor".
(a)     “Facility” or “Unit” shall refer to the Facility or a Unit of the Facility as defined in the Agreement.
(b)    “Intellectual Property Rights” shall mean any and all intellectual or industrial property rights owned by Westinghouse, or which Westinghouse has the rights to transfer, sublicense or pass through, related to the Facility Documentation necessary for a Qualified Entity to utilize the Facility Documentation for Unit Completion Purposes, including, without limitation, all inventions, processes, designs or plans protected under Title 35 of the United States Code; patent applications; trade secrets, works of authorship protected under Title 17 of the United States Code; and any intellectual or industrial property rights inextricably tied to or related to such Facility Documentation; including, the rights to reproduce, display, create derivative works, create improvements, enhancements, and modifications. Intellectual Property Rights shall not include the right to: (i) sue for infringement or (ii) sublicense or sell except as expressly permitted in this License Agreement, including, without limitation, under Sections 2(c) and 8, or (iii) reproduce Facility Documentation that is subject to licensing restrictions.
(c)    "Qualified Entity" shall mean a contractor, supplier or other entity that has ,as recognized in the nuclear industry, the capability and experience to design and construct a nuclear power plant and that has entered into a confidentiality agreement that complies with the applicable requirements under Section 2 (c).
(d)    “M-2 Triggering Event” shall mean the occurrence of one or more of the events described under Section 22.2(a) and the subsequent termination of the Agreement.
(e)    "Unit Completion Purposes" means solely for purposes of Facility (and associated simulator) including, without limitation, design, construction and installation of the Facility, the simulator, and ancillary facilities, trouble-shooting, response to plant events, inspection,

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evaluation of system or component performance, scheduling, investigations, initial fuel loading, refueling, management, procurement, operation, maintenance, testing, training, repair, licensing, modification, decommissioning, ensuring the safety of the Facility, simulator and ancillary facilities and compliance with Laws or Government Authorities solely through the equivalent of Substantial Completion plus two years.
2.    Licenses.
(a)    Intellectual Property License. Westinghouse hereby grants to Owner an assignable and transferable (solely as provided in Section 8 below) royalty-free, fully paid up, irrevocable (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), nonexclusive right and license to use the Facility Documentation and the Intellectual Property Rights therein solely for Unit Completion Purposes.
(b)    Third Party Facility Documentation. Facility Documentation licensed by Westinghouse from Subcontractors or third parties shall be licensed on a pass-through or sublicensing basis. Such transactions may be subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements.
(c)    Sublicense Rights. Owner may sublicense the Facility Documentation and the Intellectual Property Rights therein to one or more Qualified Entities solely for Unit Completion Purposes; provided, however, that Owner agrees not to grant any such sublicense unless at some time after the issuance of a Full Notice to Proceed but prior to achieving Substantial Completion, a M-2 Triggering Event occurs, and provided further, however, that prior to entering into each such sublicense and prior to disclosure of Facility Documentation to any Qualified Entity, Owner shall notify Westinghouse of the identity of the Qualified Entity and the Qualified Entity shall enter into a confidentiality agreement largely in conformance with the Proprietary Data Agreement set forth in Exhibit O-1 to the Agreement. Any sublicense shall be in writing and shall identify Westinghouse as the owner or licensee of the Facility Documentation, as applicable. A fully executed copy of such sublicense shall be provided to Westinghouse. Owner agrees that neither it nor any of its employees, agents and/or others over which it has control shall disclose any Facility Documentation to any third party, except as may be otherwise expressly allowed by this License Agreement or provided in the Agreement or applicable confidentiality or non-disclosure agreement.
(d)    Improvements. Westinghouse, to the extent required for Owner to make changes, modifications, enhancements and improvements, grants Owner the right to make changes, modifications, enhancements, and improvements to the Facility Documentation and the Intellectual Property Rights therein, and to create derivative works of the foregoing (collectively referred to as “Improvements”), and to use such Improvements solely for Unit Completion Purposes. Any new material created by Owner incorporated into such Improvements and all intellectual property rights therein shall be owned by Owner and Owner shall, upon written request of Westinghouse, grant to Westinghouse a non-exclusive, worldwide, perpetual, assignable and transferable (but only as set out in Section 8), irrevocable right and license to use any and all such Improvements upon such commercially reasonable terms and conditions as the

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parties may agree. For the avoidance of doubt, this paragraph is not intended to assign or transfer ownership or otherwise give up any right in and to the Facility Documentation or the Intellectual Property Rights therein that may be incorporated into or used in conjunction with the Improvements or to permit Owner or any other Third Party to use Facility Documentation except as provided for in this License Agreement.
(e)    Documentation. Upon Owner's request at any time after the occurrence of an M-2 Triggering Event, Westinghouse shall provide to Owner, at reasonable copying and delivery cost to Owner but at no other cost or expense to Owner, a copy of all Facility Documentation. Upon Westinghouse's written request and the execution of the right and license contemplated under (d) above, Owner agrees to provide Westinghouse a copy of any manuals and like materials created and used by Owner with respect to the Improvements and any know how related to the Improvements.
3.    Representations and Warranties. Westinghouse represents and warrants that Westinghouse owns all rights, title and interest (or otherwise has the necessary rights to transfer and/or grant the rights provided for herein) in the Facility Documentation and the Intellectual Property Rights therein that are in existence on the date hereof and will take all commercially reasonable steps necessary to ensure that it owns all rights, title and interest in (or otherwise has the legal right to transfer and/or grant the licenses provided for herein) the Facility Documentation and the Intellectual Property Rights therein that comes into existence after the date hereof or that it uses with respect to the Facility and that it would be obligated to license and transfer to Owner under this License Agreement.
4.    Intellectual Property Indemnity. (a) Westinghouse will, at its own cost and expense, defend (or at its option subject to Subsection 4(b), settle) and shall indemnify and hold Owner or any Qualified Entity harmless from and against any and all claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Owner or any Qualified Entity to the extent based on an allegation that the Facility Documentation or any of the Intellectual Property Rights therein, or any part thereof furnished hereunder, or the use thereof in a manner contemplated by this License Agreement, constitutes an infringement, violation, or arises from or involves the misappropriation of, any patent, trademark, copyright, trade secret or other property right or intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Westinghouse is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding. Westinghouse will indemnify and save the Owner or any Qualified Entity harmless from all damages, liabilities, losses, fees (including, without limitation, reasonable attorney fees), costs, and expenses incurred by Owner or any Qualified Entity in connection with any such claim, suit, action or proceeding, or awarded in any such suit, action, or proceeding. Westinghouse will not be responsible for any settlement of such suit, action, or proceeding made without its prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld. If the use of the Facility Documentation or any of the Intellectual Property Rights therein or any part thereof furnished hereunder, as a result of any such suit, action, or proceeding is held to constitute infringement or misappropriation and its use by the Owner or any Qualified Entity is in any manner enjoined or restrained, Westinghouse will, at its option and at its own cost and expense, either: (i) procure for the Owner or any Qualified Entity the right to continue using said Facility Documentation and the Intellectual

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Property Rights therein or part thereof, as contemplated under this License Agreement; (ii) replace same with substantially equivalent noninfringing Facility Documentation and the Intellectual Property Rights therein; or (iii) modify same so it becomes non-infringing while remaining substantially equivalent features and functionalities.
(b)    Westinghouse shall not compromise or settle any claim, action, suit or proceeding in which an Owner is named without Owner's prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld, unless such settlement provides for the payment of money only by Westinghouse and provides for a full, complete and unconditional release of Owner and each Qualified Entity.
(c)    Westinghouse will have no indemnity duty or obligation hereunder to the extent that (i) the Facility Documentation furnished hereunder is supplied pursuant to a design or drawing prepared by the Owner or any Qualified Entity, (ii) Facility Documentation, is modified by the Owner or any Qualified Entity to make it infringing, or (iii) the Facility Documentation is combined by the Owner or any Qualified Entity with items not furnished hereunder or recommended, approved, or authorized in writing by Westinghouse, and as to (i), (ii) and (iii) above a suit or proceeding is brought against the Owner or any Qualified Entity solely as a result of (and no infringement would have occurred but for) said design, instruction, modification, or combination. In the event such a suit or proceeding is brought against Westinghouse as a result of such Owner or Qualified Entity actions, Owner will indemnify and save Westinghouse harmless to the same extent as Westinghouse has agreed to indemnify and save Owner or any Qualified Entity harmless hereunder as provided in Section 5(a); provided that Owner will not be responsible for any settlement of any such suit or proceeding made without Owner’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld.
(d)    Owner hereby releases and agrees to defend and indemnify Westinghouse and its Subcontractors from and against any and all third party (“third party” not to include any Subcontractor, Consortium Member or other third party to whose Facility Documentation and Intellectual Property Rights therein Owner is granted a license and right under Section 2(a)) claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Westinghouse or its Subcontractors that (i) any Improvement as used by Owner or any Qualified Entity, or (ii) any use by Owner or any Qualified Entity of the Facility Documentation in a manner not contemplated by this License Agreement, results in an infringement, or claim of infringement, of any patent, trademark, copyright or other third party intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Owner is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding.
EXCEPT AS PROVIDED ABOVE, WESTINGHOUSE MAKES NO WARRANTIES AND OWNER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO THE FACILITY DOCUMENTATION OR THIS INTELLECTUAL PROPERTY LICENSE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

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OWNER MAKES NO WARRANTIES AND WESTINGHOUSE HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO ANY AND ALL IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.
THIS IS AN EXCLUSIVE STATEMENT RELATING TO FACILITY DOCUMENTATION AND THE INTELLECTUAL PROPERTY RIGHTS THEREIN AND IMPROVEMENTS RIGHTS PURSUANT TO THIS LICENSE AGREEMENT AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.
5.    Proprietary Rights. (a)    Except for the licenses granted herein, all rights, title and interests in and to the Facility Documentation and Intellectual Property Rights therein shall remain exclusively with Westinghouse or it licensors.
(b)    All rights title and interests in and to any new material subject to patent, trade secret, or copyright protection added to the Facility Documentation or the Intellectual Property Rights therein by or on behalf of the Owner shall be exclusively owned by the Owner. Owner hereby grants Contractor a perpetual, fully paid-up, royalty-free, non-exclusive, transferable, and assignable (as provided in Section 8 below) irrevocable and non-terminable (except for in connection with the simultaneous termination of the Agreement) right and license to use such new material added to the Facility Documentation solely in support of the Facility.
(c)    To the extent there are any conflicts between any of the provisions of this License Agreement and Article 19 of the Agreement, the provisions of this License Agreement shall control.
6.    Escrow of Facility Documentation. Contemporaneously with the execution and delivery of this License Agreement, Westinghouse and Owner shall enter into an Escrow Agreement, with verification rights, by and among Westinghouse, Owner and a third party commercial escrow agent reasonably acceptable to both Westinghouse and Owner (the “Escrow Agreement”). Within a commercially reasonable time after entering into the Escrow Agreement and the receipt of Owner’s written request, Westinghouse shall place in escrow under the Escrow Agreement, the Facility Documentation then in existence, or, as reasonably agreed to by the parties, a detailed description and listing of the Facility Documentation then in existence (the “Escrowed Materials”). On a periodic basis thereafter, Westinghouse shall place in escrow such additional documentation and materials that have become a part of the Facility Documentation since the last deposit into the Escrowed Materials or, as reasonably agreed to by the parties, a detailed description and listing of such additional Facility Documentation. Owner shall be entitled to receive a copy of the Escrowed Materials upon request to the Escrow Agent, without any further action by Westinghouse, upon and at any time after the occurrence of an M-2 Triggering Event. Owner shall pay all regular costs and fees charged by the Escrow Agent (as opposed to fees and costs if any dispute arises) with respect to the above escrow and all reasonable Contractor related costs, on a Time and Material Basis, for providing and updating the deposits of Facility Documentation as provided above.

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7.    Bankruptcy Section 365(n). Westinghouse acknowledges and agrees that this License Agreement creates no presumption that Westinghouse or any trustee or other fiduciary of Westinghouse is entitled to reject or terminate the Agreement or this License Agreement under applicable Law. Westinghouse acknowledges that if Westinghouse as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects the Agreement or this License Agreement, Owner may elect to retain its rights under this License Agreement as provided in Section 365(n) of the United States Bankruptcy Code. Upon written request of Owner to Westinghouse or the Bankruptcy Trustee, Westinghouse or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this License Agreement, including without limitation, the right to use or make available the Facility Documentation and the Intellectual Property Rights therein.
8.    Assignment. Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Westinghouse or any third party to assign or otherwise transfer any and all of its rights under this License Agreement to any party in connection with any assignment, sale or transfer of the Facility or any Unit or of control of the Facility or a Unit. Assignment of Third Party Intellectual Property shall be governed by the terms of the applicable Third Party license. Any assignment or transfer in violation of this License Agreement will be null and void. This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
9.    Subsequent to Substantial Completion. Notwithstanding any other provision of this License Agreement, this License Agreement shall terminate upon the equivalent of Substantial Completion plus two years, and at all times subsequent to the equivalent of Substantial Completion plus two years, all Facility Documentation and Intellectual Property Rights therein provided or otherwise made available to Owner under this License Agreement, shall, subject to the exceptions contained in the definition of the term Proprietary Data, be deemed Proprietary Data (unless otherwise denoted in writing as agreed to by the parties) and Owner shall have the rights and obligations with respect thereto as set forth in Article 19 of the Agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority
By: _____________________________
Name: ___________________________
Title: ____________________________

WESTINGHOUSE ELECTRIC COMPANY LLC
By: _____________________________
Name: ___________________________
Title: ____________________________

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EXHIBIT M-3
AP1000 Intellectual Property License (S&W)
This intellectual property agreement (this "License Agreement") is entered into as of the _____ day of May, 2008, by and between South Carolina Electric & Gas Company ("SCE&G"), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina ("Santee Cooper") pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated __________, 2008, and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster").
1.    Definitions. For purposes of this License Agreement, the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Engineering, Procurement and Construction Agreement between South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority, and a consortium consisting of Westinghouse Electric Company LLC and Stone & Webster, dated as of the date hereof (the “Agreement”). Except where the context otherwise requires, Westinghouse Electric Company LLC and Stone & Webster hereinafter are individually referred to as a "Consortium Member" and collectively as "Contractor".
(a)     “Facility” or “Unit” shall refer to the Facility or a Unit of the Facility as defined in the Agreement.
(b)    “Intellectual Property Rights” shall mean any and all intellectual or industrial property rights owned by Stone & Webster, or which Stone & Webster has the rights to transfer, sublicense or pass through, related to the Facility Documentation necessary for a Qualified Entity to utilize the Facility Documentation for Unit Completion Purposes, including, without limitation, all inventions, processes, designs or plans protected under Title 35 of the United States Code; patent applications; trade secrets, works of authorship protected under Title 17 of the United States Code; and any intellectual or industrial property rights inextricably tied to or related to such Facility Documentation; including, the rights to reproduce, display, create derivative works, create improvements, enhancements, and modifications. Intellectual Property Rights shall not include the right to: (i) sue for infringement or (ii) sublicense or sell except as expressly permitted in this License Agreement, including, without limitation, under Sections 2(c) and 8, or (iii) reproduce Facility Documentation that is subject to licensing restrictions.
(c)    "Qualified Entity" shall mean a contractor, supplier or other entity that has ,as recognized in the nuclear industry, the capability and experience to design and construct a nuclear power plant and that has entered into a confidentiality agreement that complies with the applicable requirements under Section 2 (c).
(d)    “M-3 Triggering Event” shall mean the occurrence of one or more of the events described under Section 22.2(a) and the subsequent termination of the Agreement.
(e)    "Unit Completion Purposes" means solely for purposes of Facility (and associated simulator) including, without limitation, design, construction and installation of the Facility, the

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simulator, and ancillary facilities, trouble-shooting, response to plant events, inspection, evaluation of system or component performance, scheduling, investigations, initial fuel loading, refueling, management, procurement, operation, maintenance, testing, training, repair, licensing, modification, decommissioning, ensuring the safety of the Facility, simulator and ancillary facilities and compliance with Laws or Government Authorities solely through the equivalent of Substantial Completion plus two years.
2.    Licenses.
(a)    Intellectual Property License. Stone & Webster hereby grants to Owner an assignable and transferable (solely as provided in Section 8 below) royalty-free, fully paid up, irrevocable (except in connection with the simultaneous termination of the Agreement pursuant to the terms and conditions of paragraph 22.3, 22.4 or 22.5 of the Agreement), nonexclusive right and license to use the Facility Documentation and the Intellectual Property Rights therein solely for Unit Completion Purposes.
(b)    Third Party Facility Documentation. Facility Documentation licensed by Stone & Webster from Subcontractors or third parties shall be licensed on a pass-through or sublicensing basis. Such transactions may be subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements.
(c)    Sublicense Rights. Owner may sublicense the Facility Documentation and the Intellectual Property Rights therein to one or more Qualified Entities solely for Unit Completion Purposes; provided, however, that Owner agrees not to grant any such sublicense unless at some time after the issuance of a Full Notice to Proceed but prior to achieving Substantial Completion, a M-3 Triggering Event occurs, and provided further, however, that prior to entering into each such sublicense and prior to disclosure of Facility Documentation to any Qualified Entity, Owner shall notify Stone & Webster of the identity of the Qualified Entity and the Qualified Entity shall enter into a confidentiality agreement largely in conformance with the Proprietary Data Agreement set forth in Exhibit O-1 to the Agreement. Any sublicense shall be in writing and shall identify Stone & Webster as the owner or licensee of the Facility Documentation, as applicable. A fully executed copy of such sublicense shall be provided to Stone & Webster. Owner agrees that neither it nor any of its employees, agents and/or others over which it has control shall disclose any Facility Documentation to any third party, except as may be otherwise expressly allowed by this License Agreement or provided in the Agreement or applicable confidentiality or non-disclosure agreement.
(d)    Improvements. Stone & Webster, to the extent required for Owner to make changes, modifications, enhancements and improvements, grants Owner the right to make changes, modifications, enhancements, and improvements to the Facility Documentation and the Intellectual Property Rights therein, and to create derivative works of the foregoing (collectively referred to as “Improvements”), and to use such Improvements solely for Unit Completion Purposes. Any new material created by Owner incorporated into such Improvements and all intellectual property rights therein shall be owned by Owner and Owner shall, upon written request of Stone & Webster, grant to Stone & Webster a non-exclusive, worldwide, perpetual, assignable and transferable (but only as set out in Section 8), irrevocable right and license to use

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any and all such Improvements upon such commercially reasonable terms and conditions as the parties may agree. For the avoidance of doubt, this paragraph is not intended to assign or transfer ownership or otherwise give up any right in and to the Facility Documentation or the Intellectual Property Rights therein that may be incorporated into or used in conjunction with the Improvements or to permit Owner or any other Third Party to use Facility Documentation except as provided for in this License Agreement.
(e)    Documentation. Upon Owner's request at any time after the occurrence of an M-3 Triggering Event, Stone & Webster shall provide to Owner, at reasonable copying and delivery cost to Owner but at no other cost or expense to Owner, a copy of all Facility Documentation. Upon Stone & Webster's written request and the execution of the right and license contemplated under (d) above, Owner agrees to provide Stone & Webster a copy of any manuals and like materials created and used by Owner with respect to the Improvements and any know how related to the Improvements.
3.    Representations and Warranties. Stone & Webster represents and warrants that Stone & Webster owns all rights, title and interest (or otherwise has the necessary rights to transfer and/or grant the rights provided for herein) in the Facility Documentation and the Intellectual Property Rights therein that are in existence on the date hereof and will take all commercially reasonable steps necessary to ensure that it owns all rights, title and interest in (or otherwise has the legal right to transfer and/or grant the licenses provided for herein) the Facility Documentation and the Intellectual Property Rights therein that comes into existence after the date hereof or that it uses with respect to the Facility and that it would be obligated to license and transfer to Owner under this License Agreement.
4.    Intellectual Property Indemnity. (a) Stone & Webster will, at its own cost and expense, defend (or at its option subject to Subsection 4(b), settle) and shall indemnify and hold Owner or any Qualified Entity harmless from and against any and all claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Owner or any Qualified Entity to the extent based on an allegation that the Facility Documentation or any of the Intellectual Property Rights therein, or any part thereof furnished hereunder, or the use thereof in a manner contemplated by this License Agreement, constitutes an infringement, violation, or arises from or involves the misappropriation of, any patent, trademark, copyright, trade secret or other property right or intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Stone & Webster is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding. Stone & Webster will indemnify and save the Owner or any Qualified Entity harmless from all damages, liabilities, losses, fees (including, without limitation, reasonable attorney fees), costs, and expenses incurred by Owner or any Qualified Entity in connection with any such claim, suit, action or proceeding, or awarded in any such suit, action, or proceeding. Stone & Webster will not be responsible for any settlement of such suit, action, or proceeding made without its prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld. If the use of the Facility Documentation or any of the Intellectual Property Rights therein or any part thereof furnished hereunder, as a result of any such suit, action, or proceeding is held to constitute infringement or misappropriation and its use by the Owner or any Qualified Entity is in any manner enjoined or restrained, Stone & Webster will, at its option and at its own cost and expense, either: (i) procure for the Owner or

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any Qualified Entity the right to continue using said Facility Documentation and the Intellectual Property Rights therein or part thereof, as contemplated under this License Agreement; (ii) replace same with substantially equivalent noninfringing Facility Documentation and the Intellectual Property Rights therein; or (iii) modify same so it becomes non-infringing while remaining substantially equivalent features and functionalities.
(b)    Stone & Webster shall not compromise or settle any claim, action, suit or proceeding in which an Owner is named without Owner's prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld, unless such settlement provides for the payment of money only by Stone & Webster and provides for a full, complete and unconditional release of Owner and each Qualified Entity.
(c)    Stone & Webster will have no indemnity duty or obligation hereunder to the extent that (i) the Facility Documentation furnished hereunder is supplied pursuant to a design or drawing prepared by the Owner or any Qualified Entity, (ii) Facility Documentation, is modified by the Owner or any Qualified Entity to make it infringing, or (iii) the Facility Documentation is combined by the Owner or any Qualified Entity with items not furnished hereunder or recommended, approved, or authorized in writing by Stone & Webster, and as to (i), (ii) and (iii) above a suit or proceeding is brought against the Owner or any Qualified Entity solely as a result of (and no infringement would have occurred but for) said design, instruction, modification, or combination. In the event such a suit or proceeding is brought against Stone & Webster as a result of such Owner or Qualified Entity actions, Owner will indemnify and save Stone & Webster harmless to the same extent as Stone & Webster has agreed to indemnify and save Owner or any Qualified Entity harmless hereunder as provided in Section 5(a); provided that Owner will not be responsible for any settlement of any such suit or proceeding made without Owner’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld.
(d)    Owner hereby releases and agrees to defend and indemnify Stone & Webster and its Subcontractors from and against any and all third party (“third party” not to include any Subcontractor, Consortium Member or other third party to whose Facility Documentation and Intellectual Property Rights therein Owner is granted a license and right under Section 2(a)) claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Stone & Webster or its Subcontractors that (i) any Improvement as used by Owner or any Qualified Entity, or (ii) any use by Owner or any Qualified Entity of the Facility Documentation in a manner not contemplated by this License Agreement, results in an infringement, or claim of infringement, of any patent, trademark, copyright or other third party intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Owner is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding.
EXCEPT AS PROVIDED ABOVE, STONE & WEBSTER MAKES NO WARRANTIES AND OWNER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO THE FACILITY DOCUMENTATION OR THIS INTELLECTUAL PROPERTY LICENSE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

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OWNER MAKES NO WARRANTIES AND STONE & WEBSTER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO ANY AND ALL IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.
THIS IS AN EXCLUSIVE STATEMENT RELATING TO FACILITY DOCUMENTATION AND THE INTELLECTUAL PROPERTY RIGHTS THEREIN AND IMPROVEMENTS RIGHTS PURSUANT TO THIS LICENSE AGREEMENT AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.
5.    Proprietary Rights. (a)    Except for the licenses granted herein, all rights, title and interests in and to the Facility Documentation and Intellectual Property Rights therein shall remain exclusively with Stone & Webster or it licensors.
(b)    All rights title and interests in and to any new material subject to patent, trade secret, or copyright protection added to the Facility Documentation or the Intellectual Property Rights therein by or on behalf of the Owner shall be exclusively owned by the Owner. Owner hereby grants Contractor a perpetual, fully paid-up, royalty-free, non-exclusive, transferable, and assignable (as provided in Section 8 below) irrevocable and non-terminable (except for in connection with the simultaneous termination of the Agreement) right and license to use such new material added to the Facility Documentation solely in support of the Facility.
(c)    To the extent there are any conflicts between any of the provisions of this License Agreement and Article 19 of the Agreement, the provisions of this License Agreement shall control.
6.    Escrow of Facility Documentation. Contemporaneously with the execution and delivery of this License Agreement, Stone & Webster and Owner shall enter into an Escrow Agreement, with verification rights, by and among Stone & Webster, Owner and a third party commercial escrow agent reasonably acceptable to both Stone & Webster and Owner (the “Escrow Agreement”). Within a commercially reasonable time after entering into the Escrow Agreement and the receipt of Owner’s written request, Stone & Webster shall place in escrow under the Escrow Agreement, the Facility Documentation then in existence, or, as reasonably agreed to by the parties, a detailed description and listing of the Facility Documentation then in existence (the “Escrowed Materials”). On a periodic basis thereafter, Stone & Webster shall place in escrow such additional documentation and materials that have become a part of the Facility Documentation since the last deposit into the Escrowed Materials or, as reasonably agreed to by the parties, a detailed description and listing of such additional Facility Documentation. Owner shall be entitled to receive a copy of the Escrowed Materials upon request to the Escrow Agent, without any further action by Stone & Webster, upon and at any time after the occurrence of an M-3 Triggering Event. Owner shall pay all regular costs and fees charged by the Escrow Agent (as opposed to fees and costs if any dispute arises) with respect to the above escrow and all reasonable Contractor related costs, on a Time and Material Basis, for providing and updating the deposits of Facility Documentation as provided above.

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7.    Bankruptcy Section 365(n). Stone & Webster acknowledges and agrees that this License Agreement creates no presumption that Stone & Webster or any trustee or other fiduciary of Stone & Webster is entitled to reject or terminate the Agreement or this License Agreement under applicable Law. Stone & Webster acknowledges that if Stone & Webster as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects the Agreement or this License Agreement, Owner may elect to retain its rights under this License Agreement as provided in Section 365(n) of the United States Bankruptcy Code. Upon written request of Owner to Stone & Webster or the Bankruptcy Trustee, Stone & Webster or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this License Agreement, including without limitation, the right to use or make available the Facility Documentation and the Intellectual Property Rights therein.
8.    Assignment. Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Stone & Webster or any third party to assign or otherwise transfer any and all of its rights under this License Agreement to any party in connection with any assignment, sale or transfer of the Facility or any Unit or of control of the Facility or a Unit. Assignment of Third Party Intellectual Property shall be governed by the terms of the applicable Third Party license. Any assignment or transfer in violation of this License Agreement will be null and void. This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
9.    Subsequent to Substantial Completion. Notwithstanding any other provision of this License Agreement, this License Agreement shall terminate upon the equivalent of Substantial Completion plus two years, and at all times subsequent to the equivalent of Substantial Completion plus two years, all Facility Documentation and Intellectual Property Rights therein provided or otherwise made available to Owner under this License Agreement, shall, subject to the exceptions contained in the definition of the term Proprietary Data, be deemed Proprietary Data (unless otherwise denoted in writing as agreed to by the parties) and Owner shall have the rights and obligations with respect thereto as set forth in Article 19 of the Agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority
By: _____________________________
Name: ___________________________
Title: ____________________________

STONE & WEBSTER, INC.
By: _____________________________
Name: ___________________________
Title: ____________________________

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EXHIBIT N
Industry Codes And Standards

Introduction    3
Codes and Standards
ACI - American Concrete Institute    5
AISC - American Institute of Steel Construction    5
AISI - American Iron and Steel Institute    5
AMCA - Air Movement and Control Association, Inc.    5
ANS – American Nuclear Society    6
ANSI – American National Standards Institute    7
API – American Petroleum Institute    9
ARI – Air Conditioning and Refrigeration Institute    9
ASCE – American Society of Civil Engineers    10
ASHRAE – American Society of Heating, Refrigeration, and Air

Conditioning Engineers	10
ASME – American Society of Mechanical Engineers    10
ASTM – American Society of Testing and Materials    14
AWS – American Welding Society    15
AWWA – American Water Works Association    15
CMAA – Crane Manufacturers Association of America    15
FEMA – Federal Emergency Management Agency    16
IEEE – Institute of Electrical and Electronics Engineers    16
ISA – Instrumentation, Systems and Automation Society    20
MIL – Military Standards and Specifications    20
NEMA – National Electrical Manufacturers Association    20
NFPA – National Fire Protection Association    20
SMACNA – Sheet Metal and Air Conditioning Contractors National

Association	22
UBC – Uniform Building Code    22
UL – Underwriters Laboratories, Inc.    22

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AP1000 Nuclear Power Plant Codes and Standards Introduction

This document provides the listing of industry codes and standards that are applicable to the AP1000 Nuclear Power Plant design (the “Industry Codes and Standards”). The attached listing of the Industry Codes and Standards is derived from the AP1000 Design Certification Document (DCD). This list therefore is a listing of codes and standards that the AP1000 Nuclear Power Plant design is committed to by the licensing process. The revision or date of each code and standard is also included in the attached table. For codes and standards that were provided in the DCD without revision or date, the revision or date in effect, March 2002 (submittal date of the AP1000 Nuclear Power Plant design to NRC) was used. The revisions reflect the DCD licensing commitment. Changes to the standard or revision may require a licensing submittal by the Owner. Contractor will notify Owner of any proposed changes to the listing of Industry Codes and Standards to ensure that they are reflected in future licensing submittals.

Except as provided below, regarding ASME application, the edition and addenda of the ASME code applied in the design and manufacture of each component is the edition and addenda established by the requirements of the DCD. The use of editions and addenda issued subsequent to the DCD is permitted, however any change to ASME code edition will require NRC approval. In the event the DCD does not specify the edition and addenda of the code applicable to an activity required under the Agreement, the activity will be performed in compliance with the code edition and addenda required under 10 CFR 50.55a. The baseline used for the evaluations done to support this Design Control Document and the DCD is the 1998 Edition, 2000 Addenda, except as follows:

The 1989 Edition, 1989 Addenda is used for Articles NB-3200 (Design by Analysis), NB-3600, NC-3600, and ND‑3600 (Piping Design) in lieu of later editions and addenda.

Guidance for ASME code year and addenda to use in mechanical equipment and valve specifications:

CASE 1: ASME Section III Safety Related Equipment in Support of the Design Certification

If the principal construction code for the equipment is ASME Section III as defined in Table 3.2-3 of the DCD, then the year and addenda shall be in accordance with paragraphs 5.2.1.1 and 6.1.1 of the DCD (i.e., 1998 year with 2000 addenda), except as follows:

“The 1989 Edition, 1989 Addenda is used for Articles NB-3200 (Design by Analysis), NB-3600, NC-3600, and ND‑3600 (Piping Design) in lieu of later editions and addenda.”

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Any other ASME BP&V Code Sections listed within the equipment specification for this equipment (e.g., II, V, IX, and XI) shall have the same 1998 year and 2000 addenda.

In addition to AP1000 Nuclear Power Plant codes A, B, and C, the above applies to code D non-safety equipment being built to ASME Section III as the principal construction code defined in Table 3.2-3 of the DCD.

CASE 2: Non-ASME Section III Equipment (Non-Safety Related Equipment)

If the equipment principal construction code is ASME but NOT Section III as defined in Table 3.2-3 in the DCD (e.g., ASME Section VIII for pressure tanks/vessels), then the ASME 2001 year and 2003 addenda shall be used, unless otherwise specified in the DCD. ASME Section III will NOT be included in the specifications and standards list in the equipment specification.

If any other ASME Sections are listed within the equipment specification (e.g., ASME Section IX for welding requirements), then the 2001 year with 2003 addenda shall be used for them as well.

Additional codes and standards may be applied to the final AP1000 Nuclear Power Plant design at the sole discretion of Contractor. These additional codes and standards will then be requirements for the AP1000 Nuclear Power Plant design, however they will not be required by licensing and therefore the date and application is subject to change as determined by Contractor in its sole discretion.

The attached table, Table 1, only list industry codes and standards. Regulatory standards (Regulatory Guides, NUREGs, etc.) are not included in the attachment; these standards are referenced in the DCD.

Table 2 identifies codes and standards that are not included in the Licensing Basis but are pertinent to the Facility. Since they are not included as part of the Licensing Basis, revisions may be used as determined by Contractor in its sole discretion.

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ACI - American Concrete Institute
ACI 117, “Standard Specification for Tolerances for Concrete Construction and Materials,” 1990	3.8
ACI 211.1, “Standard Practice for Selecting Proportions for Normal, Heavy Weight, and Mass Concrete,” 1991	3.8
ACI 304R, “Guide for Measuring, Mixing, Transporting, and Placing Concrete,” 2000	3.8
ACI 318, “Building Code Requirements for Reinforced Concrete,” 2002	2.5
ACI 349.3R, “Evaluation of Existing Nuclear Safety-Related Concrete Structures,” 1996	3.8
ACI 349, “Code Requirements for Nuclear Safety Related Concrete Structures,” 2001	1A, 3.8, 3H
AISC - American Institute of Steel Construction
AISC N690, “Specification for the Design, Fabrication, and Erection of Steel Safety‑Related Structures for Nuclear Facilities,” 1994	3A, 3F, 3H
AISC S335, “Specification for Structural Steel Buildings, Allowable Stress Design and Plastic Design,” 1989	3.3
Seismic Provisions for Structural Steel Buildings, American Institute of Steel Construction, April 1977 including Supplement 2, November 2000	3.7
AISI - American Iron and Steel Institute
AISI, “Specification for the Design of Cold Formed Steel Structural Members,” 1996 Edition and Supplement No. 1, July 30, 1999	3A, 3F
AMCA - Air Movement and Control Association, Inc.
AMCA 210, “Laboratory Method of Testing Fans for Rotating Purposes,” 1985	9.4

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
AMCA 211, “Certified Ratings Program Air Performance,” 1987	9.4
AMCA 300, “Reverberant Room Method for Sound Testing of Fans,” 1985	9.4
AMCA 500, “Test Method for Louvers, Dampers, and Shutters,”1989	9.4
ANS – American Nuclear Society
ANS 5.1, “Decay Heat Power in Light Water Reactors,” 1994	5.4
ANS 5.1, “Decay Heat Power in Light Water Reactor,” 1979	1.9, 15.2
ANS 5.4, “American National Standard Method for Calculating the Fractional Release of Volatile Fission Products From Oxide Fuel,” 1982	1A
ANS 6.1, “Guidelines on the Nuclear Analysis and Design of Concrete Radiation Shielding for Nuclear Power Plants,” 1989	12.3
ANS 6.4, “Guidelines on the Nuclear Analysis and Design of Concrete Radiation Shielding for Nuclear Power Plants,” 1997	1A, 12.3
ANS 15.8, “Nuclear Material Control Systems for Nuclear Power Plants,” 1974	13
ANS 18.1, “Radioactive Source Term for Normal Operation of Light Water Reactors,” 1999	1A, 11.1
ANS 51.1, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1983	3.2, 3.9, 5.4, 9.3
ANS 55.6, “Liquid Radioactive Waste Processing Systems for Light Water Reactor Plants,” 1993	11.2
ANS 56.2, “Containment Isolation Provisions for Fluid Systems,” 1984	1A
ANS 56.11, “Design Criteria for Protection Against the Effects of Compartment Flooding in Light Water Reactor Plants,” 1988	3.4
ANS 57.1, “Design Requirements for Light Water Reactor Fuel Handling Systems,” 1992	9.1

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ANS 57.2, “Design Requirements for Light Water Reactor Spent Fuel Storage Facilities at Nuclear Power Plants,” 1983	4.3, 9.1
ANS 57.3, “Design Requirements for New Fuel Storage Facilities at LWR Plants,” 1983	4.3
ANS 58.2, “Design Bases for Protection of Light Water Nuclear Power Plants Against Effects of Postulated Pipe Rupture,” 1988	3.6
ANS 58.8, “Time Response Design Criteria for Nuclear Safety Related Operator Actions,” 1984	1.9
ANS C-2, “National Electrical Safety Codes,” 1997	8.2
ANSI – American National Standards Institute
ANSI 16.1, “Nuclear Criticality Safety in Operations with Fissionable Materials Outside Reactors,” 1975	9.1
ANSI 56.5, “PWR and BWR Containment Spray System Design Criteria,” 1979	1.9
ANSI 56.8, “Containment System Leakage Testing Requirements,” 1994	6.2
ANSI 58.6, “Criteria for Remote Shutdown for Light Water Reactors,” 1996	7.4
ANSI B16.34, “Valves – Flanged and Buttwelding End,” 1996	3.2
ANSI B16.41, “Functional Operational Requirement for Power Operated Valves,” 1983	1.9
ANSI B30.2, “Overhead and Gantry Cranes,” 1990	9.1
ANSI B30.9, “Slings,” 1996	9.1
ANSI B31.1, “Power Piping, ASME Code for Pressure Piping,” 1989	3.2, 3.6, 9.2
ANSI B96.1, “Welded Aluminum-Alloy Storage Tanks,” 1981	3.2
ANSI HFS-100, “American Standard for Human Factors Engineering of Visual Display Terminal Workstations,” 1988	18.8

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ANSI N14.6, "Special Lifting Devices for Shipping Containers Weighing 10,000 pounds (4500 kg) or More,” 1993	3.9, 9.1
ANSI N16.1, “Nuclear Criticality Safety in Operations with Fissionable Materials Outside Reactors,” 1975	9.1
ANSI N16.9, “Validation of Calculational Methods for Nuclear Criticality Safety,” 1975	9.1
ANSI N18.2, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1973	15.0
ANSI N18.2a, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1975.	3.2
ANSI N101.6, “Atomic Industry Facility Design, Construction, and Operation Criteria,” 1972	1A
ANSI N210, “Design Objectives for Light Water Reactor Spent Fuel Storage Facilities at Nuclear Power Stations,” 1976	9.1
ANSI N237, “Source Term Specification,” 1976	1A
ANSI N271, “Containment Isolation Provisions for Fluid Systems,” 1976	1A
ANSI N278.1, “Self-Operated and Power-Operated Safety-Relief Valves Functional Specification Standard,” 1975	5.4
API – American Petroleum Institute
API 610, “Centrifugal Pumps for General Refinery Services,” 1981	3.2
API-620, “Recommended Rules for Design and Construction of Large, Welded, Low‑Pressure Storage Tanks,” Revision 1, April 1985.	3.2
API-650, “Welded Steel Tanks for Oil Storage,” Revision 1, February 1984.	3.2

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DDD Section
ARI 410, “Forced Circulation Air Cooling and Air Heating Coils”, 1991	9.4
ARI – Air Conditioning and Refrigeration Institute
ARI 620, “Self-Contained Humidifiers for Residential Applications,” 1996	9.4
ASCE – American Society of Civil Engineers
ASCE 4, “Seismic Analysis of Safety-Related Nuclear Structures and Commentary,” 1989	3.7
ASCE 7, “Minimum Design Loads for Buildings and Other Structures,” 1998	3.7
ASCE 8, “Specification for the Design of Cold Formed Stainless Steel Structural Members,” 1990	6.2
ASCE Paper No. 3269 “Wind Forces on Structures” Transactions of the American Society of Civil Engineers, Vol. 126, Part II (1961)	3
ASHRAE – American Society of Heating, Refrigeration, and Air Conditioning Engineers
ASHRAE 33, “Methods of Testing for Rating Forced Circulation Air Cooling and Air Heating Coils,” 1978	9.4
ASHRAE 52.1 “Gravimetric and Dust Spot Procedures for Testing Air-Cleaning Devices Used in General Ventilation for Removing Particulate Matter,” 1992	9.4
ASHRAE 62, “Ventilation for Acceptable Indoor Air Quality,” 1999	9.4
ASHRAE 62, “Ventilation for Acceptable Indoor Air Quality,” 1989	6.4

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ASHRAE 126, “Method of Testing HVAC Air Ducts,” 2000	9.4
ASME – American Society of Mechanical Engineers
ASME OM Code, “Code for Operation and Maintenance of Nuclear Power Plants,” 1995 Edition, 1996 Addenda	3.9
ASME/ANSI AG-1, “Code on Nuclear Air and Gas Treatment,” 1997	1A, 3.2, 3A, 9.4
ASME B16.34, “Valves – Flanged and Buttwelding End,” 1996	5.4
ASME B30.2, “Overhead & Gantry Cranes,” 1990	9.1
ASME B31.1, “Code for Power Piping,” 1989 Edition, 1989 Addenda	5.2
ASME Boiler and Pressure Vessel Code, Section II, “Metal Specifications”, 1989 Edition, 1989Addenda, (Class 1, 2, 3 Piping and Components)	5.2, 5.4
ASME Boiler and Pressure Vessel Code, Section III, Rules for Construction of Nuclear Power Plant Components, (The baseline used for the evaluations done to support this safety analysis report and the Design Certification is the 1998 Edition, 2000 Addenda, except as follows: the 1989 Edition, 1989 Addenda is used for Articles NB-3200, NB‑3600, NC-3600, and ND‑3600 in lieu of later editions and addenda.), (Class 1, 2, 3 Piping and Components)
3.9, 5.2, 5.3, 5.4
Code Case N-4-11, “Special Type 403 Modified Forgings or Bars, Section III, Division 1, Class 1 and Class CS”	5.2
Code Case N-20-4, “SB‑163 Nickel‑Chromium‑Iron Tubing (Alloys 600 and 690) and Nickel‑Iron‑Chromium Alloy 800 at a Specified Minimum Yield Strength of 40.0 ksi and Cold Worked Alloy 800 at Yield Strength of 47.0 ksi, Section III, Division 1, Class 1”	5.2
Code Case N-60-5, “Material for Core Support Structures, Section III, Division 1”	5.2

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
Code Case N-71-18, “ Additional Material for Subsection NF, Class 1, 2, 3 and MC Component Supports Fabricated by Welding, Section III Division 1”	5.2
Code Case N-122-2 “Stress Indices for Integral Structural Attachments Section III, Division 1, Class 1” 1994	5.2
Code Case N-249-14, “Additional Materials for Subsection NF, Class 1, 2, 3, and MC Supports Fabricated Without Welding, Section III, Division 1”	5.2
Code Case N-284-1, “Metal Containment Shell Buckling Design Methods, Section III, Division 1 Class MC”	5.2
Code Case N-318-5, “Procedure for Evaluation of the Design of Rectangular Cross Section Attachments on Class 2 or 3 Piping Section III, Division”	5.2
Code Case N-391-2, “Procedure for Evaluation of the Design of Hollow Circular Cross Section Welded Attachments on Class 1 Piping Section III, Division 1”	5.2
Code Case N-319-3, “Procedure for Evaluation of Stresses in Butt Welding Elbows in Class 1 Piping, Section III, Division 1”	5.2
Code Case N-392-3, “Procedure for Valuation of the Design of Hollow Circular Cross Section Welded Attachments on Class 2 and 3 Piping Section III, Division 1”	5.2
Code Case-N-474-2, “Design Stress Intensities and Yield Strength Values for UNS06690 With a Minimum Yield Strength of 35 ksi, Class 1 Components, Section III, Division 1”	5.2
ASME Boiler and Pressure Vessel Code, Section IV, “Non-destructive Examination,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ASME Boiler and Pressure Vessel Code, Section V, “Non-destructive Examination,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.4
ASME Boiler and Pressure Vessel Code, Section VIII, Division 1, “Pressure Vessels,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2, 9.3
ASME Boiler and Pressure Vessel Code, Section IX, “Welding and Brazing Qualifications,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2
Code Case 2142-1, “F‑Number Grouping for Ni‑Cr‑Fe, Classification UNS N06052 Filler Metal, Section IX”	5.2
Code Case 2143-1, “F‑Number Grouping for Ni‑Cr‑Fe, Classification UNS W86152 Welding Electrode, Section IX”	5.2
ASME Code Section XI (1998 Edition) and mandatory appendices. (Design provisions, in accordance with Section XI, Article IWA‑1500, are incorporated in the design processes for Class 1 components.) , (Class 1, 2, 3 Piping and Components)
3.9, 5.2, 5.4
ASME Code Section XI (1996 Edition) Appendix G	5.3
ASME N509 (R1996), “Nuclear Power Plant Air Cleaning Units and Components,” 1989	1A, 3A, 9.4
ASME N510, “Testing of Nuclear Air Cleaning Systems,” 1989	1A, 9.4
ASME NOG-1, “Rules for Construction of Overhead and Gantry Cranes (Top Running Bridge, Multiple Girder),” ASME Code, Section IV, Pt. HWL, 1998.	9.1
ASME NQA-1, “Quality Management System,” 1989 edition through NQA-1b-1991, Addenda (DCD identifies NQA-1 1b 1991 Addenda, however NRC has accepted NQA-1 through NQA-1c-1992, Addenda as acceptable via Reg Guide 1.28. NQA-1-1c-1992 is to be specified to be consistent with the ASME Section III Code and Addenda specified in the DCD.)	17.0

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ASME Performance Test Code 19.11, 1970	10.4
ASTM – American Society of Testing and Materials
ASTM A 580, “Specification for Stainless and Heat-resisting Steel Wire,” 1990	4.2
ASTM A 609, “Standard Specification for Longitudinal Beam Ultrasonic Inspection of Carbon and Low Alloy Steel Castings,” 1991
ASTM A 615, “Deformed and Plain Billet Steel Bars for Concrete Reinforcement,” 2001	3.8
ASTM A 706, “Low Alloy Steel Deformed Bars for Concrete Reinforcement,” 2001	3.8
ASTM A 970, “Specification for Welded Headed Bars for Concrete Reinforcement,” 1998	3.8
ASTM C 33, “Specification for Concrete Aggregates,” 2002	3.8
ASTM C 94, “Specifications for Ready-Mixed Concrete,” 2000	3.8
ASTM C 131, “Resistance to Abrasion of Small Size Coarse Aggregate by Use of the Los Angeles Machine,” 2001	3.8
ASTM C 150, “Specification for Portland Cement,” 2002	3.8
ASTM C 260, “Air Entraining Admixtures for Concrete,” 2001	3.8
ASTM C 311, “Sampling and Testing Fly Ash or Natural Pozzolans for Use as Mineral Admixture in Portland Cement Concrete,” 2002	3.8
ASTM C 494, “Chemical Admixtures for Concrete,” 1999	3.8
ASTM C 535, “Test Method for Resistance to Degradation of Large-Size Coarse Aggregate by Abrasion and Impact in the Los Angeles Machine,” 2001	3.8
ASTM C 618, “Fly Ash and Raw or Calcined Natural Pozzolans for Use in Portland Cement Concrete,” 2001	3.8

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
ASTM D 512, “Chloride Ion in Industrial Water,” 1999	3.8
ASTM D 1888, "Particulate and Dissolved Matter in Industrial Water."	3.8
ASTM E 142, “Methods for Controlling Quality of Radiographic Testing,” 1986	4.2
ASTM E 165, “Practice for Liquid Penetrant Inspection Method,” 1995	5.4
ASTM E 185, “Standard Practice for Conducting Surveillance Tests for Light-Water Cooled Nuclear Power Reactor Vessels,” 1982	5.3
ASTM E 741, “Standard Test Methods for Determining Air Change in a Single Zone by Means of a Tracer Gas Dilution,” 2000	6.4, 9.4
AWWA – American Water Works Association
AWWA D100, “Welded Steel Tanks for Water Storage,” 1984	3.2
AWS – American Welding Society AWS D1.1 Structural Welding Code – 2000 - Steel Covers the design, welding and examination of welded structural steel 1/8" and thicker. It allows for both pre-qualified and non prequalified welding procedures. AWS D 1.4-98 Reinforcing Steel Welding Code,	3.8.3.2
CMAA – Crane Manufacturers Association of America
CMAA Specifications, “Specification for Electric Overhead Traveling Cranes,” 1999	9.1

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
FEMA – Federal Emergency Management Agency
FEMA 356, “Prestandard and Commentary for the Seismic Rehabilitation of Buildings,” 2000	3.7
IEEE – Institute of Electrical and Electronics Engineers
IEEE Standard 7-4.3.2, “IEEE Standard Criteria for Digital Computers in Safety Systems of Nuclear Power Generating Stations,” 1993	1A, 7.1
IEEE Standard 98, “IEEE Standard for the Preparation of Test Procedures for the Thermal Evaluation of Solid Electrical Insulating Materials,” 1984	3D
IEEE Standard 100, “IEEE Standard Dictionary of Electrical and Electronic Terms,” 1996	3D
IEEE Standard 141, “IEEE Recommended Practice for Electric Power Distribution for Industrial Plants,” (IEEE Red Book), 1993	8.3
IEEE Standard 242, “IEEE Recommended Practice for Protection and Coordination of Industrial and Commercial Power Systems” (IEEE Buff Book), 1986	8.3
IEEE Standard 279, “IEEE Standard Criteria for Protection Systems for Nuclear Power Generating Stations,” 1971	1A
IEEE Standard 281, “IEEE Standard Service Conditions for Power System Communication Equipment,” 1984	9.5
IEEE Standard 308, “IEEE Standard Criteria for Class 1E Power Systems for Nuclear Power Generating Stations,” 1991	1A, 8.1, 8.3
IEEE Standard 317, “IEEE Standard for Electric Penetrations Assemblies in Containment Structures for Nuclear Power Generating Stations,” 1983	1.9, 1A, 8.1, 8.3
IEEE Standard 323, “IEEE Standard for Qualifying Class 1E Equipment for Nuclear Power Generating Stations,” 1974	1.9, 1A, 3.2, 8.1

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
IEEE Standard 338, “IEEE Standard Criteria for the Periodic Surveillance Testing of Nuclear Power Generating Stations Safety Systems,” 1987	1.9, 1A, 8.1
IEEE Standard 344, “IEEE Recommended Practice for Seismic Qualification of Class 1E Equipment for Nuclear Power Generating Stations,” 1987	3.2, 3F, 8.1
IEEE Standard 379, “IEEE Standard Application of the Single-Failure Criterion to Nuclear Power Generating Station Safety Systems,” 2000	1A, 8.1
IEEE Standard 381, “IEEE Standard Criteria for Type Test of Class 1E Modules used in Nuclear Power Generating Stations,” 1977	3D
IEEE Standard 382, “IEEE Standard for Qualification of Actuators for Power-Operated Valve Assemblies with Safety-Related Functions for Nuclear Power Plants,” 1996	1A, 8.1
IEEE Standard 383, “IEEE Standard for Type Test of Class 1E Electric Cables, Field Splices, and Connections for Nuclear Power Generating Stations,” 1974	8.1, 9.5
IEEE Standard 384, “IEEE Standard Criteria for Independence of Class 1E Equipment and Circuits,” 1981	1A, 1.9, 8.1, 8.3
IEEE Standard 420, “IEEE Standard for the Design and Qualification of Class 1E Control Boards, Panels, and Racks Used in Nuclear Power Generating Stations,” 1982	7.1
IEEE Standard 422, “Guide for the Design and Installation of Cable Systems in Power Generating Stations,” 1986	8.3
IEEE Standard 450, “IEEE Recommended Practice for Maintenance, Testing, and Replacement of Vented Lead-Acid Batteries for Stationary Applications,” 1995	8.1, 8.3
IEEE Standard 484, “IEEE Recommended Practice for Installation Design and Installation of Vented Lead-Acid Batteries for Stationary Applications,” 1996	1A, 8.1

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
IEEE Standard 485, “IEEE Recommended Practice for Sizing Lead-Acid Batteries for Stationary Applications,” 1997	8.3
IEEE Standard 494, “IEEE Standard Method for Identification of Documents Related to Class 1E Equipment and Systems for Nuclear Power Generating Stations,” 1974	3D
IEEE Standard 535, “IEEE Standard for Qualification of Class 1E Lead Storage Batteries for Nuclear Power Generating Stations,” 1986	1A
IEEE Standard 572, “IEEE Standard for Qualification of Class 1E Connection Assemblies for Nuclear Power Generating Stations,” 1985	3D
IEEE Standard 603, “IEEE Standard Criteria for Safety Systems for Nuclear Power Generating Stations,” 1991	1A, 7.1
IEEE Standard 627, “IEEE Standard for Design Qualification of Safety System Equipment Used in Nuclear Power Generating Stations,” 1980	7.1
IEEE Standard 649, “IEEE Standard for Qualifying Class 1E Motor Control Centers for Nuclear Power Generating Stations,” 1991	3D
IEEE Standard 650, “IEEE Standard for Qualification of Class 1E Static Battery Chargers and Inverters for Nuclear Power Generating Stations,” 1990	3D
IEEE Standard 665, “IEEE Guide for Generating Station Grounding,” 1995	8.3
IEEE Standard 741, “IEEE Standard Criteria for the Protection of Class 1E Power Systems and Equipment in Nuclear Power Generating Stations,” 1997	1A, 8.1, 8.3
IEEE Standard 828, “IEEE Standard for Software Configuration Management Plans,” 1990	7.1
IEEE Standard 829, “IEEE Standard for Software Test Configuration,” 1983	7.1

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
IEEE Standard 830, “Recommended Practice for Software Requirements Specifications,” 1993	7.1
IEEE Standard 946, “IEEE Recommended Practice for the Design of DC Auxiliary Power Systems for Generating Stations,” 1992	8.3
IEEE Standard 1012, “IEEE Standard for Software Verification and Validation Plans,” 1986	7.1
IEEE Std 1023-2004, “IEEE Recommended Practice for the Application of Human Factors Engineering to Systems, Equipment and Facilities of Nuclear Power Generating Stations and Other Nuclear Facilities.”	18.8
IEEE Standard 1028, “IEEE Standard for Software Reviews and Audits,” 1988	7.1
IEEE Standard 1042, “IEEE Guide to Software Configuration Management,” 1987	7.1
IEEE Standard 1050, “IEEE Guide for Instrumentation and Control Equipment Grounding in Generating Stations,” 1996	8.3, 7.1
IEEE Standard 1074, “Standard for Developing Software Life Cycle Processes,” 1995	7.1
IEEE Standard 1202, “IEEE Standard for Flame Testing of Cables for Use in Cable Tray in Industrial and Commercial Occupancies,” 1991	8.1, 1A, 9.5
IEEE Std 1289-1998, “IEEE Guide for the Application of Human Factors Engineering in the Design of Computer-Based Monitoring and Control Displays for Nuclear Power Generating Stations.”	18.8
IEEE Standard C37.98, “IEEE Standard for Seismic Testing of Relays,” 1987	3D
ISA – Instrumentation, Systems and Automation Society
ISA S7.3, “Quality Standard for Instrument Air,” 1981	9.3

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
MIL – Military Standards and Specifications
MIL-HDBK-759C, “Human Engineering Design Guidelines,” 1995	6.4
MIL-STD 1472E, “Human Engineering,” 1996	6.4
NEMA – National Electrical Manufacturers Association
NEMA MG-1, “Motors and Generators,” Revision 1, 1998	3.2
NEMA Standard Publication No. VE 1-1998, Metallic Cable Tray Systems	3F
NFPA – National Fire Protection Association
NFPA 10, “Standard for Portable Fire Extinguishers,” 1998	9.5
NFPA 13, “Standard for the Installation of Sprinkler Systems,” 1999	9.5
NFPA 14, “Standard for Installation of Standpipe, Private Hydrants, and Hose Systems,” 2000	9.5
NFPA 15, “Standard for Water Spray Fixed Systems for Fire Protection,” 2001	9.5
NFPA 20, “Standard for the Installation of Stationary Pumps for Fire Protection,” 1999	9.5
NFPA 22, “Standard for Water Tanks for Private Fire Protection,” 1998	9.5
NFPA 24, “Standard for Installation of Private Fire Service Mains and Fire Protection,” 1995	9.5
NFPA 30, “Flammable and Combustible Liquids Code,” 2000	9.5
NFPA 50A, “Standard for Gaseous Hydrogen Systems at Consumer Sites,” 1999	9.5

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
NFPA 50B, “Standard for Liquefied Hydrogen Systems at Consumer Sites,” 1999	9.5
NFPA 70, “National Electrical Code (NEC),” 1999	8.3, 9.5
NFPA 72, “National Fire Alarm Code,” 1999	9.5
NFPA 90A, “Installation of Air-Conditioning and Ventilation Systems,” 1999	9.4
NFPA 92A, “Recommended Practice for Smoke Control Systems,” 2000	9.4, 9A
NFPA 780, “Standard for the Installation of Lighting Protection Systems,” 2000	8.3, 9.5
NFPA 804, “Standard for Fire Protection for Advanced Light Water Reactor Electric Generating Plants,” 2001	9.5
SMACNA – Sheet Metal and Air Conditioning Contractors National Association
SMACNA, “HVAC Duct Construction Standards - Metal and Flexible,” Second Edition 1995	3A, 9.4
SMACNA, “HVAC Systems – Testing, Adjusting, and Balancing,” 1993	9.4
SMACNA, “Rectangular Industrial Duct Construction Standards,” 1980	9.4
SMACNA, “HVAC Duct Construction Standards - Metal and Flexible,” 1985	3.2
SMACNA, “Round Industrial Duct Construction Standard,” 1999	9.4
SMACNA, “HVAC Duct Leakage Test Manual,” 1985	9.4
UBC – Uniform Building Code
UBC, “Uniform Building Code,” 1997	3.2

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Table 1 AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section
UL – Underwriters Laboratories, Inc.
UL 555, “Safety Fire Dampers,” 1999	9.4
UL 555S, “Leakage Rated Dampers for Use in Smoke Control Systems,” 1999	9.4
UL 586, “High-Efficiency, Particulate, Air-Filter Units,” 1996	9.4
UL 900, “Test Performance of Air-Filter Unit,” 1994	9.4
UL 1995, “Heating and Cooling Equipment,” 1995	9.4
UL 1996, “Electric Duct Heating,” 1996	9.4

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Table 2
AP1000 Codes and Standards (not found in Licensing Basis)

Title	Reference
ASME NQA-2 Quality Assurance Requirements for Nuclear Power Plants 1989 Edition, through NQA-1c-1992, Addenda	None
American Society for Nondestructive Testing SNT-TC-1A, “Recommended Practice for Non-Destructive Testing 1992 Edition.	None
CP-189 Qualification and Certification of Nondestructive Testing Personnel 1995 Edition	None

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EXHIBIT O-1
Proprietary Data Agreement

For and in consideration of the disclosure by [ ] (hereinafter referred to as "OWNER") to _______________ (said person hereinafter referred to as "RECIPIENT") of information in oral, written or physical form, including information of Westinghouse Electric Company, LLC and Stone & Webster, Inc. (hereinafter referred to as "CONTRACTOR"), CONTRACTOR being expressly recognized as third party beneficiary(ies) to this Agreement, and information of OWNER relating to AP1000 systems, components or structures considered to be proprietary and treated as secret and confidential, RECIPIENT, to the extent that RECIPIENT is authorized to use such proprietary information, enters into this "Agreement" and accepts and receives such proprietary information (hereinafter referred to as "Information") in confidence and trust, subject to the following terms and conditions:

1.    RECIPIENT shall maintain the confidentiality of all Information disclosed to it hereunder, and shall not use such Information unless such use is solely for the purpose of the AP1000 Nuclear Power Plant(s) and related facilities, structures and improvements (the "Facility") (and associated simulator), in connection with, design, construction and installation of the Facility, simulator and ancillary facilities, trouble-shooting, response to plant events, inspection, evaluation of system or component performance, scheduling, investigations, initial fuel loading, refueling, operation, management, procurement, maintenance, testing, training, repair, licensing, modification, decommissioning, ensuring the safety of the Facility, simulator and ancillary facilities, and compliance with laws or government authorities (collectively, the "Facility Purposes").

2.    RECIPIENT shall maintain all such Information so imparted, secret and confidential.

3.    RECIPIENT shall not use such Information for any purpose except as permitted by OWNER in accordance with paragraph 1 above.

4.    RECIPIENT shall not disclose such Information to its members, officers, employees, or counsel except on a need-to-know basis with each such person receiving such Information being notified of and required to abide by the terms and conditions of this Agreement. RECIPIENT shall not transmit or further disclose such Information to any third party, including parent organizations of RECIPIENT, sister organizations of RECIPIENT, subsidiaries of RECIPIENT, consultants of RECIPIENT or subcontractors of RECIPIENT, without first obtaining the prior written approval of OWNER. In the event OWNER approves of such disclosure or transmittal, such third party shall execute an appropriate non-disclosure, licensing or similar agreement either with or as agreed to by OWNER.

5.    In the event that the RECIPIENT or any of its representatives are requested or required in any proceeding or by any governmental authority to disclose any of the

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Information, the RECIPIENT shall provide the OWNER with prompt written notice of such request or requirement so that the OWNER may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver from the OWNER, the RECIPIENT or any of its representatives are nonetheless, in the written opinion of their counsel, legally compelled to disclose Information, it or its representatives may, without liability hereunder, disclose only that portion of the Information which such counsel advises the RECIPIENT is legally required to be disclosed, provided that the RECIPIENT exercises its best efforts to preserve the confidentiality of the Information, including, without limitation, by cooperating with the OWNER to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Information.

6.    Except where necessary or appropriate for Facility Purposes, RECIPIENT shall not make any copy or in any way reproduce or excerpt such Information except as authorized by OWNER in writing prior to such reproduction or excerption. Any such copies or excerpts shall include proprietary notice. Upon the written request of OWNER, the Information provided hereunder and any such copies or excerpts thereof shall be returned to OWNER, or, at the sole option and request of OWNER, RECIPIENT shall destroy such information and any such copies and/or excerpts and certify in writing to OWNER that such Information has in fact been destroyed.

7.    Nothing in this Agreement shall apply to any information which is:

a)	now generally known or readily available to the trade or public or which becomes so known or readily available without fault of RECIPIENT; or

b)	rightfully possessed by RECIPIENT without restriction prior to its disclosure hereunder by OWNER; or

c)
acquired from a third party without restriction, provided that RECIPIENT does not know, or have reason to know, or is not informed subsequent to disclosure by such third party and prior to disclosure by RECIPIENT that such information was acquired under an obligation of confidentiality; or

d)	information that RECIPIENT can show by suitable evidence to have been independently developed by RECIPIENT or its employees, consultants, affiliates or agents; or

e)
legally required to be disclosed; provided that RECIPIENT uses its reasonable best efforts to notify Owner of any request or subpoena for the production of any such information and provides Owner with an opportunity to resist such a request or subpoena.

8.    It is mutually understood that, except as expressly granted in this Agreement, nothing herein shall be construed as granting or implying any right under any letters patent, or to use any Information claimed therein, or as permitting RECIPIENT to unfairly obtain the right to use Information which becomes publicly known through an improper act or omission on its part. Furthermore, it is mutually understood that each CONTRACTOR is a third party beneficiary to this Agreement.

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9.    OWNER and CONTRACTOR make no warranty or representation whatsoever as to the sufficiency or accuracy of the Information provided hereunder, the ability of RECIPIENT to use the Information for its intended purpose, or as to the result to be obtained therefrom.

10.    Neither OWNER, CONTRACTOR nor their suppliers or subcontractors of any tier shall be liable with respect to or resulting from the use (or the results of such use) or misuse of any Information furnished to the RECIPIENT hereunder, and RECIPIENT shall be exclusively responsible for any such use or misuse of any Information furnished hereunder or resulting therefrom.

11.    Nothing in this Agreement shall obligate OWNER or CONTRACTOR to provide any specific information that it otherwise desires to withhold.

12.    RECIPIENT shall not, at any time, without the prior written approval of OWNER and CONTRACTOR, file, cause or authorize the filing of any patent application in any country in respect of any invention derived from the Information supplied hereunder.

13.    RECIPIENT will not export any Information received from OWNER, or any product of such Information, directly or indirectly, without the prior written permission of OWNER, to any of the countries designated in the United States Government regulations as issued from time to time relating to the exportation of technical data, including any computer programs. RECIPIENT agrees to fully comply with all regulations with regard to the export of the Information transmitted hereunder.

14.    RECIPIENT shall not assign this Agreement except with the prior written consent of OWNER.

15.    This Agreement shall be governed in accordance with the laws of the State of New York, without application of its conflict of law rules except Section 5-1401 of the New York General Obligations Law. The Parties agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the New York state courts in the City of New York for any legal proceedings that may be brought by a Party arising out of or in connection with this Agreement or for recognition or enforcement of any judgment. By execution and delivery of this Agreement, each Party accepts, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement. Each Party hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens or improper venue.

16.    This Agreement shall be binding upon RECIPIENT and its successors and shall benefit and be enforceable by OWNER, CONTRACTOR and each of their respective successors and assigns.

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17.    This Agreement shall be effective for a period commencing on the date this Agreement is executed by the parties and ending five (5) years after RECIPIENT ceases to provide services with respect to the Facility, except RECIPIENT’S confidentiality obligations survive.

18.    If any of the terms of this Agreement are violated by RECIPIENT, OWNER shall be entitled to an injunction to be issued by any court of competent jurisdiction, enjoining and restraining the RECIPIENT, as well as damages and any costs of collection, including but not limited to attorneys’ and other professionals’ fees and related charges and interest.

19.    If any provision of this Agreement is held invalid in any respect, it shall not affect the validity of any other provision of this Agreement. If any provision of this Agreement is held to be unreasonable as to the time, scope or otherwise, it shall be construed by limiting and reducing it so as to be enforceable under then applicable law.

20.    This Agreement constitutes the entire, sole and exclusive agreement of the Parties concerning each Party’s obligations of confidentiality with respect to the Information of the other Party. No modification of this Agreement or waiver of any of its terms will be effective unless set forth in a writing signed by the Party against whom it is sought to be enforced.

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AGREED to this day of _____________, 200_.

[OWNER'S FULL NAME]
BY:
NAME:
TITLE: ________________________

[RECIPIENT'S FULL NAME]
BY:
NAME:
TITLE: ________________________

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Exhibit O-2
List of Intellectual Property Subject to Third Party License Terms1

Description of Intellectual Property	Third Party Supplier
Protection and Safety Monitoring System (PMS) Platform Software	ABB Process Automation Corporation
QNX Photon Development Software for PMS	QNX Software Systems
QNX Photon Run-Time Software for PMS	QNX Software Systems
Plant Control System (PLS) Platform Software (Ovation®)	Emerson Process Management
Main Turbine Control and Diagnostic System (TOS) Platform Software	Emerson Process Management
VxWorks Controller Operating System for PLS and TOS	Wind River Systems, Inc.
Data Display and Processing System (DDS) Platform Software	Microsoft Corporation, Emerson Process Management, Symantec, Oracle Corporation, others
Labview Run-Time Software for Special Monitoring System (SMS)	National Instruments
Fast Ethernet Drivers	Emerson Process Management
Crystal Reports for DDS	Business Objects
Ultra Bac Tape Backup Software for SMS	UltraBac Software (BEI Corp)
Roxio Easy Media Creator for SMS	Roxio
RealVNC Enterprise for SMS	RealVNC Enterprise
Simulator System (STS) Platform Software	Emerson Process Management, ABB Process Automation Corporation, Microsoft Corporatioin, GSE Systems, and others
Intouch™ development system; Software for Refueling Machine and Spent Fuel Handling Machine	WonderWare
Proficy Machine Addition; Software for Refueling Machine, Spent Fuel Handling Machine, Transfer Machine and New Fuel Elevator	GE Fanuc
Windows® Operating System, Excel Spreadsheet; Software for Refueling Machine, Spent Fuel Handling Machine, Transfer Machine and New Fuel Elevator	Microsoft Corporation
Norton System works 2005 Premier; Software for Refueling Machine, Spent Fuel Handling Machine, Transfer Machine and New Fuel Elevator	Symantec

_________________________

1 This Exhibit is subject to revision, as provided in Section 19.3(d) of the Agreement.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT P-1
AP1000 –Major Subcontractors / Suppliers

Approved Supplier	Potential Components / Services to be Supplied
ABB Ltd	I&C equipment
Airtech Inc.	Gas packages
Ansaldo Camozzi	S/G, RV and Head, Containment Air Baffle, modules, tanks, PZR, Rx coolant piping, containment vessel
Aquatech International Corporation	Electrodeionization Units
Caterpillar Inc.	Diesel Generators
Chicago Bridge & Iron Company	Containment Vessel, Containment Air Baffle, PZR, Containment Erection
Control Components, Inc.	Valves
Copes Vulcan	Valves
Crane Nuclear, Inc.	Valves
Curtiss-Wright – Electro-Mechanical Corporation (EMD)	Reactor Coolant Pumps, CRDMS, BOP Pumps
Doosan Heavy Industries & Construction Company	S/G, RV and Head, Rx Internals, PZR, Rx coolant piping
Dresser, Inc.	Valves
Electric Boat Corporation	Modules
Emerson Process Management	I&C equipment
Emerson Process Management Fisher Control Valves	Valves
Emerson Process Management Rosemount	Instrumentation
EnerSys Inc.	Batteries, Battery chargers
ENSA – Equipos Nucleares, S.A.	S/G, RV and Head, PZR
Flowserve Corporation	Valves, BOP Pumps
GEC Alsthom	Breakers
General Dynamics - Electric Boat	Modules
Gutor Electronic Ltd	Batteries, Battery chargers
IHI Corporation	Make-up tanks, Accumulator Tanks
Ingersoll-Dresser Pump Company	Pumps
IST Conax Corporation	Squib valves, containment electrical penetrations
IST Corporation	Incore Instruments
Joseph Oats	Containment Air Baffle, PZR
KSB Aktiengeselischaft	Various pumps
Major Tool & Machine, Inc	Rx Internals
Mitsubishi Heavy Industries	RHR pumps

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Approved Supplier	Potential Components / Services to be Supplied
Northrop Grumman Newport News	Modules, Containment Vessel
Nuclear Logistics, Inc.	Batteries, Battery chargers
PaR Nuclear	Refueling Equipment, Polar Crane, other cranes
Parker Hannifin Corporation	Valves
Penn Iron Works	Reactor Integrated Head Package Components
Penn State Tool & Die	Reactor Integrated Head Package Components
Precision Custom Components	Rx Internals components
Siemens Corporation	Variable Frequency Drive Unit for RCPs
Sempell AG	Valves
SPX Cooling Technologies, Inc. (Marley)	Cooling towers
SPX Copes Vulcan Corporation	Valves
SSM	Containment Air Baffle
Swagelok Company	Valves
Target Rock Corporation	Valves
The Shaw Group, Inc	Piping (Supplier), Modules
The Weir Group PLC	Valves, BOP Pumps
Tioga Pipe Supply Company	Rx coolant piping
Toshiba Corporation	Turbine Generator, Electrical distribution, heavy components
Transco Products, inc.	Reflective Insulation
Tyco Flow Control	Valves
Union Pump Company	BOP Pumps
Velan Valve Corporation	Valves
Weed Instrument Co., Inc.	Instrumentation
WESCO – Westinghouse Electric Supply Co.	Transformers, load centers, switchgear
Westinghouse Electric, LLC	Rx Internals, CRDMs
Xomox Corporation	Valves
Zurn Company (Wilkins)	Cooling Tower

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT P-2
Subcontractors For
Site Construction And Related Field Services

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Grubbing and Site Clearing	Local contractor (TBD) Chandler Construction Morgan LANE Construction, Meriden, CT
Excavation and Backfill	Kiewit Federal Higgerson – Buchanan, Inc. Morgan
Surveying Control & Support	Chas. H. Sells, Inc. ENGlobal Engineering, Inc Meridian Associates, Inc. Mulkey, Inc Walbridge RB, LLC Glenn Associates
Grading & Paving	Earndardt Grading Inc Granite Contracting Morgan, Inc Saiia, LLC Banks Construction Sanders Brothers Construction
Railroad Trackwork
Queen City Railroad Construction
Ragnar Benson, Inc.
Hinkle Contracting Corporation
Lane Construction Corporation
Rhinehart Railroad Construction, Inc.
R. D. Harrison. Inc
Yount Construction Company
Brason
Trackworks

Major Lifts and Rigging
Bigge Crane and Rigging Co.
Burkhalter Rigging, Inc
Deep South Crane and Rigging Co
Emmert International
Hake Rigging Company, a division of Barnhart NE
Mammoet International
Marino Crane
Sanders Bros., Inc
American

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Pre-Engineered Buildings ( Offices, Shops, Warehouses)	AME, Inc. Bar Construction Carolina Metal Buildings Edison Foard, Inc. Crowder Laxton Construction Hightower Construction Hall Contracting Corp.
Soils & Concrete Testing Services	Froehling Robertson Inc MACTECH Engineering and Consulting, Inc. Professional Services Industries, Inc. S and ME, Inc Schnabel Engineering South, LLC
Specialty Machining & Welding	Wachs Welding Services WSI Welding TrI-Tool PCI subsidiary of WEC
Caissons/Pilings (if applicable)	Morris Shea Bridge Co. Balfour Beatty Construction Co. Coastal Caisson Boh Brothers Construction Palmetto Pile Driving Parker Marine
Field Erected Tanks
Bowen Engineering Corporation
Enerfab, Inc.
Erected Steel Products of Alabama, Inc.
Fisher Tank Company
Frank Lill & Son, Inc.
Gallagher Kaiser Company
RECO Constructors
Sanders Bros., Inc
Tate Metalworks, Inc
USA Tank Sales and Erection Company, Inc.
PDM. Woodlands, TX
CBI, Woodlands, TX

HVAC (Furnish & Install)	McKinney Mechanical Services
Underground Utilities	Hall Contracting
Transformers/Switchyard	Shaw E&I
Cooling Tower	Marley Zurn

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Built-Up Roofing	Denard & Moore Construction Cyclone Roofing CFE, Inc Radco Construction Services, Inc. Building Technicians Corp. Hamlin Roofing Co.
Specialty Coatings	Atlantic Scaffolding Co Carolina Painting G. C. Zarnas and Co., Inc. Insulation, Inc MPCA, Inc. Mansfield Industrial Coatings SIPCO Surface Protection Avalotis Corporation Thompson Industrial
Fire Protection/ Sprinklers
Borton, LC
F.E. Moran, Inc. Special Hazard Systems
Hagemeyer North America, Inc.
Industrial Piping, Inc
Performance Fire Protection
Southeastern Fire Control
Superior Automatic Fire Equipment, Inc.
VFP Fire Systems, Inc.
Simplex Grinnell LP

Fire Alarm & Detection System	Intech Fire & Security Port City Fire Protection McCarter Electric FE Moran Simplex Grinnell LP
Fireproofing
API Construction Company
Atlantic Scaffolding Co
Basic Industries, Inc.
C L Coatings, LLC
Clayton Coatings, Inc.
Insulation, Inc
Petrochem Insulation, Inc.
Shared Systems Technology, Inc
SIPCO Surface Protection
VersiTech Inc.

Containment Erection	CBI, Inc. Doosan/Burns&Roe
Pipe & Equipment Insulation	Shook & Fletcher

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Concrete Batch Plant Furnish & Erect	National Concrete U.S. Concrete Vince Hagen (Operate also & supply concrete) Baker Concrete
Concrete Supply & Pumping	Baker Concrete CEMEX Wellington Hamrick, Inc Champion, Inc Thomas Concrete MacLeod Construction Concrete Supply, Inc Burgess Brogdon KIEWIT
Elevators	Alimak Hek Schindler Elevator Otis Elevator Company ThyssenKrupp Elevator Dover Elevator
Piping (Supplier)	Shaw Fabricators
Module Fabrication	Shaw Global KIEWIT
Instrumentation	Johnson Controls
Janitorial Services	LOCAL General Services Contractor
Construction Security	Allied Security Burns Security Pinkerton American Citadel Guard Wackenhut Corporation
Construction Fencing	Gaston Fence Co., Inc Wilson Fence Company, Inc. Bagwell Fence Co
Waste Management Services	Porta-let
DEWATERING Services	TBD
Total Site Development	KIEWIT Zachry
Off-critical path BOP electrical/mechanical	KIEWIT Zachry
Turbine Island	KIEWIT Zachry
Major Heavy Civil-Rebar, Formwork, Concrete Placement	KIEWIT Zachry

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT Q
Equipment With Owner-Designated Witness And Hold Points

Potential Components to be Supplied	Supplier
Steam Generators	Doosan Heavy Industries & Construction Co., Ltd.
Reactor Vessel	Doosan Heavy Industries & Construction Co., Ltd.
Reactor Vessel Head	Doosan Heavy Industries & Construction Co., Ltd.
Main Turbine and Generator	Toshiba
Pressurizer	Ansaldo Camozzi
Reactor Coolant Pumps	Curtiss-Wright Electro-Mechanical Division
Control Rod Drive Mechanisms	Curtiss-Wright Electro-Mechanical Division
Reactor Coolant Piping	Tioga Pipe Supply
Core Makeup Tanks	IHI Corporation

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT R
Description Of Site

The Units will be located on the property owned by SCE&G south of the existing VC Summer Unit 1. The Site is located in Jenkinsville, South Carolina.
The Site Boundary and Site plan drawings are provided in Figures attached.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

V.C. Summer Unit 2 and 3 Site Boundary

PBL
NOTE: THE PROJECT BOUNDARY LINE (PBL) DEPICTED ON THIS MAP IS FOR ILLUSTRATION PURPOSES ONLY.
THE PBL IS NOT A PROPERTY LINE AND THE MAPPED LINE
NO MONUMENTS HAVE BEEN SET IN THE FIELD.

PROJECT BOUNDARY LINE
(PBL)
AREA
1,988.18 ACRES

PROJECT BOUNDARY LINE MAP
PREPARED FOR
SCE&G
NEW NUCLEAR DEPLOYMENT

REV
0

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

VSG-G1-X2-002
CONTINUED ON DWG VSG-G1-X2-001
MATCH LINE
PEARSON CEMETERY (FENCED LIMITS)
MET TOWER
UNDERGROUND ELECTRIC LINE
TRUE NORTH
PLANT NORTH
N
ALIGNMENT #4 (CONSTRUCTION ACCESS ROAD)
FENCE
MATERIAL/MODULE LAYDOWN YARD
MATERIAL DELIVERY RECEIPT AND OFFLOADING ACCESS ROAD
NOTE
SEE SHEET VSG-G1-X2-001 FOR CONSTRUCTION FACILITY DESCRIPTIONS
SCALE 1" = 200'
FOR CONCEPTUAL DESIGN ONLY
(LATER)
SCE&G
SCE&G
V.C. SUMMER
UNITS 2 & 3
CONSTRUCTION FACILITIES
SITE PLAN
Shaw
1" = 200'
VSG-G1-X2-002
BA
THIS DRAWING SUPERCEDES
DWG: 124038-00000-C-CVL-002-02
THIS DRAWING CREATED ELECTRONICALLY

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

VSG-G1-X2-003
DISCHARGE STRUCTURE ROAD
DISCHARGE STRUCTURE
TRUE NORTH
PLANT NORTH
N
INSET:
DISCHARGE STRUCTURE
CONTINUED ON DWG VSG-G1-X2-001
CONTINUED ON DWG BELOW
INSET:
WATER TREATMENT FACILITY
MONTICELLO RESERVOIR
RAW WATER PIPE ROUTE
BURIED DUCT BANK
EXISTING PLANT
BURIED DUCT BANK & RAW WATERLINE CONTINUED ON DWG VSG-G1-X2-001
SCALE 1" = 200'
FOR CONCEPTUAL DESIGN ONLY
(WEC) QA CLASSIFICATION (LATER)
SCE&G
V.C. SUMMER
UNITS 2 & 3
CONSTRUCTION FACILITIES
SITE PLAN
Shaw
1" = 200'
VSG-G1-X2-003
THIS DRAWING SUPERCEDES
DWG: 124038-00000-C-CVL-002-03
THIS DRAWING CREATED ELECTRONICALLY

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT S
EEO and Small Business Regulations

To the extent required by applicable Laws, all government regulations concerning equal employment, affirmative action and the utilization of small, small disadvantaged and women-owned businesses are incorporated into this Agreement by reference, including but not limited to, the following federal regulations, executive orders, and the statutory authority for these regulations as referenced in the regulations:

If this Agreement (together with other contracts with Contractor) is in the amount of $10,000.00 or more and not otherwise exempt:

1.	41 C.F.R. § 60-1.4(a), Equal Opportunity Clause, 48 C.F.R. § 52.222-26; 48 C.F.R. § 52.222-21, Prohibition of Segregated Facilities.

2.	41 C.F.R. § 60-741.4, Section 503 of the Rehabilitation Act of 1973 and 41 C.F.R. § 60-741.5(a), Equal Opportunity for Workers with Disabilities; 48 C.F.R. § 52.222-36.

If this Agreement (together with other contracts with Contractor) is in the amount of $25,000 or more and not otherwise exempt:

1.	41 C.F.R. § 60-250.5(a), Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, Recently Separated Veterans, and Other Protected Veterans; 48 C.F.R. § 52.222-35.

If Contractor has 50 or more employees and if this Agreement is an amount of $50,000 or more and is not otherwise exempt:

1.	48 C.F.R. § 22.804-1, Affirmative Action Programs; 48 C.F.R. § 52.222-25, Affirmative Action Compliance.

If this Agreement is in an amount that may exceed $550,000.00 and is not otherwise exempt:

1.	48 C.F.R. § 52.219-8, Utilization of Small Business Concerns.

2.	48 C.F.R. § 52.219-9, Small Business and Small Disadvantaged and Women-Owned Small Business Subcontracting Plan Clause.

3.
Contractor shall provide Owner with an aggressive Commercial Plan that meets both the spirit and intent of Title 48 of the C.F.R., while saving Owner some of the administrative costs associated with the full implementation of a Small Business Subcontracting Plan per 48 C.F.R. § 52.219.9.

To the extent required by law, executive order or regulation:

1.	29 C.F.R. Part 1625, Executive Order 11141 (Discrimination on the Basis of Age), Public Law 90-202 (Age Discrimination in Employment Act of 1967) and the Age Discrimination in Employment Act.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Contractor and its Subcontractors hereunder by virtue of any or all of the above-referenced statutory, regulatory, or executive order requirement, or other requirements, may be required to comply with certain record keeping, reporting or affirmative action requirements, and those requirements are incorporated herein by reference. It shall be the obligation of Contractor and its Subcontractors to make themselves aware of and to understand the legislative, executive, and regulatory requirements that apply to their performance of obligations under this Agreement. Failure to do so shall not excuse their application to this Agreement.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT T
[Not Used]

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT U
Owner Controlled Insurance Program (OCIP) Description And Terms

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit U is appended.

Owner has the option of implementing an Owner Controlled Insurance Program (“OCIP”) for Phase II. At least six (6) months prior to the beginning of Phase II, Contractor shall complete and provide to Owner an Insurance Premium Worksheet (the “Insurance Premium Worksheet”) in a form provided by Owner. The Insurance Premium Worksheet will require Contractor to disclose its estimated costs and markups for insurance. Owner will utilize the contents of this Insurance Premium Worksheet to decide whether or not to implement the OCIP. Owner may review the Insurance Premium Worksheet with third party insurance brokers who are not competitors of the Contractor subject to Section 19.2(c), and Contractor agrees to cooperate with such review. Owner will notify Contractor at least three (3) months prior to start if Phase II if Owner will not exercise this option. If such notice is not received by such date, Owner shall be deemed to have exercised such option. Should Owner elect not to implement the OCIP, Contractor will provide either a CCIP program or a standard insurance program consistent with the insurance coverages required by Section 16.2 of the Agreement, in either case, on a Time and Material Basis.

Owner will, through the OCIP, procure and maintain at all times, starting on the first day of Phase II and continuing during the performance of the Agreement, unless canceled as noted herein, and for such extension periods for completed operations, at its own expense, Workers' Compensation and Employer’s Liability, Commercial General Liability, and Umbrella/Excess Liability insurance coverages. The deductibles under the OCIP shall be the responsibility of Owner. If an OCIP is implemented by Owner, then Contractor and all applicable Subcontractors will be required to participate as further described in this Exhibit.

Enrolled Parties: “Enrolled Parties” will consist of (a) Contractor and Subcontractors whose principal place of performance of the Work is on the Site; provided that the cost of the Work to be performed by Contractor or any such Subcontractor exceeds an amount designated by Owner and (b) such other persons or entities as Owner may designate who perform direct labor at the Site or sites incidental to the Work. Owner may also elect to cover its architects, engineers and consultants. Temporary labor services and leasing companies are also included within this definition.

While the OCIP is intended to provide coverage for the Site, the OCIP is not intended to meet all of the Enrolled Parties’ insurance needs. The insurance described in the “Insurance Provided by the Owner” section herein will not apply with respect to Contractor or Subcontractors who are not enrolled in accordance with the provisions herein. The OCIP does not provide coverage for Automobile Liability, Contractor’s Equipment or Performance Bonds. Enrolled Parties will be responsible for procuring and maintaining, at their own expense (except to the extent otherwise provided herein on a Time and Materials Basis or Target Price Basis) throughout the term of the Agreement, the insurance for offsite operations described in the “Insurance Required of Enrolled Parties” section herein. Notwithstanding the foregoing, Parties will determine those
Subcontractors that are not required to procure and maintain, at their own expense, coverage in

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

accordance with the requirements as outlined in the “Insurance Required of Enrolled Parties” section of this Exhibit.

Contractor will be responsible for requiring that a Subcontractor who is not an Enrolled Party, procure and maintain during the term of this Agreement the insurance coverages required under “Insurance Requirements of Excluded Parties” section herein, unless waived by Contractor consistent with its normal practices. Should Contractor waive such insurance requirements of any Subcontractor, Contractor assumes the responsibility for any loss to Owner which would have been covered by such required insurance coverages had the Subcontractor maintained such required coverages.

Owner’s Insurance Obligations; Enrolled Party’s Obligations

Owner assumes no obligation to provide insurance other than that contemplated under the OCIP, including the Project Insurance Manual (described below), the builder’s all risk insurance, nuclear liability coverage, nuclear operating property insurances, and any other coverages which Owner is required to provide hereunder. Any type of insurance coverage or limits of liability (a) which are not provided by (i) the OCIP or (ii) Owner’s or Contractor’s other coverages provided under this Agreement and required to be carried hereunder and (b) which any Enrolled Party desires for its own protection will be its sole responsibility and expense and will not be billed to Owner.
Excluded Parties: Owner anticipates that the following types of Subcontractor and other participants and/or activities (“Excluded Parties”) will not be enrolled in or covered by the OCIP program: Offsite fabricators and fabrication, vendors, suppliers (not performing or subcontracting installation), material dealers, offsite guards and guard services, offsite janitorial services, offsite cranes, crane operations, and crane operators, offsite demolition, offsite blasting, truckers (trucking to the Site where delivery is the only scope of Work to be performed), offsite asbestos abatement (if any), or other hazardous waste handling and/or removal, Subcontractors and others whose sole function is to transport, pickup, deliver or carry materials, supplies, tools equipment, parts or other items to or from the Site, or who do not perform any actual onsite labor.  Any other entity or activity specifically determined by Owner, at the time of enrollment application, to be excluded will not be covered by insurance purchased by Owner through the OCIP except under Owner approved exceptions.

Unless specifically approved by Owner in writing, the policies set forth in the “Insurance Provided by the Owner” section herein will cover only those operations of the Enrolled Parties performed in connection with the Work at the Site.

Coverage under the OCIP will remain in force through Substantial Completion of the Work including punch list Work, but will not include call back and Work required by the Warranties after Substantial Completion. Should the coverage be cancelled prior to Substantial Completion by the Owner, coverage will revert back to that stated in the “Insurance Required of Enrolled Parties” section herein. Such coverages shall be provided at Owner’s cost.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Owner’s Election To Discontinue OCIP Coverage

If Owner, for any reason, is unable to furnish coverage, elects to discontinue the OCIP, modifies the limits of liability provided in the OCIP, or requests that an Enrolled Party withdraw from the OCIP, then, upon thirty (30) days written notice from Owner, the Enrolled Party specified by Owner in such notice, will obtain at Owner’s expense, and thereafter maintain during the performance of the Work, all (or a portion thereof as specified by Owner) of the insurance required to be provided hereunder, and Owner will thereafter no longer be obligated to furnish all or a part of such insurance through the OCIP. The form, content, limits of liability and cost of such insurance and the insurer issuing such insurance secured by the Enrolled Party pursuant to the provisions of this section will be subject to the Owner’s approval, after consultation with Contractor.

Prior to the termination of the OCIP, Contractor will complete a new Insurance Premium Worksheet. Owner may utilize the contents of this Insurance Premium Worksheet to decide whether to discontinue the OCIP. The Insurance Premium Worksheet will require Contractor to disclose its estimated costs and markups for insurance. Owner may review the Insurance Premium Worksheet with third party consultants, and Contractor agrees to cooperate with such review. Should Owner elect to discontinue the OCIP, Contractor will provide a CCIP program or the insurance coverages required by Section 16.2 of the Agreement on a Time and Material Basis, which amounts will be paid by Owner.

Limits of Liability

The furnishing of said insurance by Owner will in no way relieve, or limit or be construed to relieve, or limit Contractor and/or Subcontractors of any responsibility or obligation whatsoever otherwise imposed by the Agreement and this Exhibit.

Insurance Provided By The Owner

Participation in this OCIP is mandatory for designated Subcontractors but not automatic. The OCIP will provide the Enrolled Party with insurance described in this section.

Owner will provide each Enrolled Party in the OCIP a Project Insurance Manual, which will include a summary of the insurance coverage, loss control procedures and claim procedures, as well as enrollment forms and reporting requirements for the OCIP. The Enrolled Party will use and comply with the requirements contained in said manual. In addition, Owner shall provide a copy (or if the policy does not yet exist, a summary) of all such OCIP policies for Contractor’s review at the Site and approval by Contractor (which approval will not be unreasonably withheld or delayed) prior to the placement of such coverage.

Workers' Compensation Insurance - Statutory Limits of the Workers' Compensation Laws of the State of South Carolina with Coverage B - Employer's Liability (with limits of $1,000,000 each accident for Bodily Injury by accident, $1,000,000 each employee for Bodily Injury by disease and

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

$1,000,000 policy limit Bodily Injury by disease), covering operations of the Enrolled Party performed on or incidental to Work at the Site.

Commercial General Liability Insurance - (Excluding Automobile and Professional Liability but including Products Liability) in form providing coverage not less than a Commercial General Liability insurance policy, including hazards of explosion, collapse, underground, independent contractor(s), Enrolled Parties and their employees as additional insureds, completed operations for a minimum of five (5) years after Substantial Completion of the Work, broad form contractual liability coverage and personal injury liability coverage for claims arising out of the Work for personal injury, bodily injury and property damage in policy or policies of insurance such that the total available limits, reinstated annually to all insureds combined will not be less than $2,000,000 per occurrence, $2,000,000 personal and advertising injury aggregate, $4,000,000 general aggregate.

Coverage will apply only to Work performed at the Site. Such insurance will not include coverage for products liability for any product(s) manufactured, assembled, or otherwise worked upon away from the Site for any Enrolled Party or Excluded Party performing such offsite work.

Umbrella/Excess Liability Insurance - Having limits of $100,000,000 per occurrence / general aggregate, covering the interests of all Enrolled Parties with the following coverages.

Primary And Non-Contributory: All such OCIP policies shall include the Enrolled Parties and their employees, and cover the Enrolled Parties’ liability. Workers’ Compensation and Employer’s Liability insurance is primary and non-contributory with respect to any persons (other than Owner's employees) covered by such insurance. Commercial General Liability, and Umbrella/Excess insurance is primary insurance and non-contributory with any other insurance carried by Enrolled Parties.

Assignment: In consideration of Owner purchasing OCIP insurance as stated above, the Enrolled Parties will assign to Owner all return premiums, premium refunds, dividends and other monies due or to become due under the insurance which Owner provides under the OCIP, all of which will inure to the benefit of the OCIP. The Enrolled Parties will execute such further documentation as may be required by Owner to effect this assignment. Contractor will not charge the Owner either directly or in its markups any premiums for duplicate insurance coverages.

Waiver Of Subrogation Rights: The Enrolled Parties and Owner each on their own behalf and on behalf of anyone claiming by, through or under them, whether by way of subrogation or otherwise, hereby waive any and all subrogation rights which they may now or hereafter have against each other and their Affiliates, as well as the successors and assigns of each, in connection with the performance of the Work, to the extent such subrogation rights are not the result of any intentional wrongful (i) act or (ii) omission of the party causing such loss and are covered losses under the insurance provided hereunder. In addition, the Owner hereby waives any and all rights of recovery for any deductibles under any of the OCIP insurances, howsoever such claim arises, including fault, negligence or strict liability.

Execution Version     Confidential Trade Secret Information—Subject to Restricted Procedures

Enrolled Parties’ Responsibilities

Contract Insurance Cost
Failure of Enrolled Parties to enforce the enrollment of all applicable Subcontractors does not relieve the Enrolled Parties of the financial responsibility for their Subcontractors’ insurance deductions. Owner maintains the right to pursue insurance deductions for all applicable Subcontractors through Contractor. Upon completion of Work, or on policy expiration, Owner’s insurance carriers have the right to audit payroll records for the sole purpose of pursuing such insurance deductions.

Costs for overlapping insurance coverage maintained by Enrolled Parties will not be reimbursable. All change orders, except deductive change orders for insurance costs, will be submitted net of insurance, and labor rates will be appropriately reduced.

Each Enrolled Party (other than the Contractor and its Affiliate Subcontractors) will be required to identify the total cost of first dollar Workers' Compensation, Commercial General Liability and Umbrella/Excess Liability insurance that it proposes to charge for its proposed scope of Work, regardless of the risk financing technique which that Enrolled Party employs for its Workers’ Compensation and General Liability exposures, including but not limited to insurance premiums, expected losses with any retention or deductible amount, loss handling expenses and administrative expenses. In calculating insurance costs, the Enrolled Parties shall use the Workers’ Compensation, General Liability and Umbrella/Excess Liability limits as described in the “Insurance Required of Enrolled Parties” section herein if they were required to provide the coverages and limits of liability for onsite Work.

If the Enrolled Party carries a deductible under any of its policies, then the following may be requested by Owner:

•	Three (3) years of loss history for all entities that retain losses. Paid, outstanding and total incurred losses must be evidenced by policy period.

•	Three (3) years of payroll history for all entities

The Enrolled Parties will complete and submit the Insurance Premium Worksheet, including the supporting documents (copies of the policy declaration page and policy rate pages or Deductible Agreement pages if on a large deductible program) to Owner. The Enrolled Parties will warrant that all insurance premium calculations have been correctly identified.

If Contractor has not yet identified all of its Subcontractors or does not have the insurance cost for its Subcontractors, Contractor must include the basis for its premium estimate. A separate Insurance Premium Worksheet must be completed for each Enrolled Party and must be sent to Owner.

If any Enrolled Party does not provide Owner with information sufficient to allow verification of the applicable insurance cost, Owner may independently calculate an appropriate insurance cost based on undiscounted or “manual” rates.

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Warranty Statement: The Enrolled Parties will provide and warrant the accuracy of the information provided on the Insurance Premium Worksheet and Enrollment Package, including the supporting documents (copies of the policy declaration page and policy rate pages or Deductible Agreement pages if on a large deductible program or a letter from the insurance carrier evidencing the deductible rate and loss content rate) and/or any change order forms and agree that Owner and/or the OCIP insurance companies may, but are not required to, audit the Contractor’s and/or Subcontractors records to confirm the accuracy for any and all allowable insurance credits. The Enrolled Parties agree and warrant that the Owner is entitled to and may collect additional insurance costs as may be developed as a result of said audits and/or changes/change orders as may be agreed to in connection with the Work. The Enrolled Parties which are signatories to the Agreement agree to make available for review insurance records, policies, declaration pages of policies, certificates of self-insurance and such other documents as may be reasonably requested in connection with the insurances required to be provided in the Agreement in order to respond appropriately to claims against Owner. Such information shall only be made available at the Enrolled Party’s home office.

Application For Insurance: The Enrolled Parties will complete an Enrollment Application when requested by Owner as a condition to Owner providing the insurance coverage described in the “Insurance Provided by the Owner” section herein. In addition, the Enrolled Parties will cooperate with Owner regarding such application. A Project Insurance Manual will be distributed to the Enrolled Parties in accordance with this Exhibit. This manual will describe the procedures to be followed by the Enrolled Parties for enrolling in and complying with the OCIP. The Enrolled Parties will complete the Enrollment Application and other such forms contained in the Enrollment Package as applicable, as well as complete the monthly payroll reporting form and follow the procedures as outlined in the Project Insurance Manual. This payroll information shall only be used for OCIP purposes and made available only to personnel administrating the OCIP. The Enrolled Parties will include these insurance specifications in each of its contracts with Subcontractors providing Work at the Site and will ensure that such Subcontractors receive the Project Insurance Manual, enroll in the OCIP, and comply with the OCIP procedures.

Cooperation: The Enrolled Parties will:

1.
Furnish to Owner, its insurance representatives or the insurance company reasonable information and documentation which the OCIP may require in connection with the issuance of any policies, in such form and substance as Owner or its designee may require.

2.
Furnish to Owner, its insurance representative or the insurance company, onsite payroll reports on the form as required and described in the Project Insurance Manual by the 15th of the following month for the prior month (including months with no payroll).

3.
Permit Owner, its insurance representative and/or the insurance company to audit the Enrolled Parties’ books and records and provide documentation as may be required to assure accuracy of those payroll reports. The Enrolled Parties agree that their failure to submit documents as required may result in withholding progress payments until said payroll reports are received by Owner or its designee.

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4.
Promptly comply with the reasonable requirements, obligations and recommendations of Owner, its insurance representative or insurance company so that the OCIP may be properly administered and so that the insurance companies will continue to provide the coverage as specified in this Exhibit under the OCIP.

5.
The Enrolled Parties will provide Owner and Owner’s representative with reasonable information necessary for the issuance of said policies and will maintain and make available to the insurance companies payroll records and such other records relating to the Work as may be necessary for the proper computation of the insurance premiums.

6.
The Enrolled Parties will cooperate with Owner with regard to administration and operation of the OCIP. The Enrolled Parties’ responsibilities will include, but are not limited to: operations and insurance information; inclusion of OCIP provisions in all applicable Subcontracts; notification to Owner’s representative of all applicable subcontracts awarded; maintenance and provision of monthly payroll records and such other records as necessary for premium computation; compliance with applicable loss control (safety) and claims reporting procedures; maintenance of an OSHA Log to be provided monthly to Owner and/or Owner’s representative.

Insurance Required of Enrolled Parties

The OCIP provides coverage for Work at the Site only.

Insurance for the Work performed by Enrolled Parties away from the Site include the following coverage as further described below:

Workers' Compensation and Employer's Liability Insurance
Commercial General Liability Insurance
Commercial Automobile Liability Insurance

The Enrolled Parties will provide and maintain the types of insurance described below in a company or companies legally authorized to transact insurance business in the State of South Carolina. All insurers will be rated at least A- VII in the current A.M. Best ratings or must be otherwise acceptable to Owner. The Enrolled Parties will maintain the specified insurance coverage until all obligations under the Agreement are satisfied but in no event later than the end of the Warranty Period.

Workers' Compensation and Employer's Liability: The Enrolled Parties will maintain Statutory Workers' Compensation insurance to cover obligations imposed by federal and state statutes having jurisdiction over its employees while engaged in the performance of the Work at locations other than those described as the Site. This insurance will also cover any Enrolled Parties’ employees working away from the Site and coming on the Site after Substantial Completion and Subcontractors’ employees after each Subcontractor has finally performed its contract. The limits of Employer’s Liability are as follows:

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Workers’ Compensation coverage will comply with the statutory limits of the State of South Carolina, and will provide for Employers Liability insurance with limits as follows:

$1,000,000 bodily injury by accident for each person
$1,000,000 bodily injury by disease for each person
$1,000,000 bodily injury by disease–policy limit

Commercial General Liability: The Enrolled Parties will maintain insurance for premises and operations away from the Site of the Enrolled Parties (including products liability for any product manufactured, assembled or otherwise worked upon away from the Site) in a form providing coverage consistent with that of Commercial General Liability insurance policy (“Occurrence Form”) for operations of the party required to furnish same, including hazards of elevators, independent contractors, products and completed operations, with contractual liability and personal advertising injury liability coverage for claims arising out of the Work hereunder for personal injury, bodily injury and property damage in policy or policies of insurance such that the total available limits combined will be at least:

$1,000,000 per occurrence, $1,000,000 personal and advertising injury aggregate, and $2,000,000 general aggregate limit.

Any deductibles in place will be the responsibility of the Enrolled Parties as respects to offsite activities.

Commercial Automobile Liability: The Enrolled Parties will maintain insurance covering all owned, hired, borrowed, leased, or non-owned automobiles. Such insurance will provide coverage not less than that of the Commercial Automobile Liability policy in limits not less than:

$1,000,000 Combined Single Limit for each occurrence for Bodily Injury and Property Damage.
Contractual Liability, if not provided in the policy form, is to be provided by endorsement.

Deductibles will be the responsibility of Contractor with respect to offsite automobile activities.

Contractor's Equipment: The Enrolled Parties are responsible for their construction tools and equipment, including but not limited to construction trailers and their contents, and temporary scaffolding, whether owned, leased, rented, borrowed or used at the Site; and the Enrolled Parties agree that Owner will not be responsible for any loss or damage to its tools and equipment. If insured, the Enrolled Parties’ insurance policy covering tools and equipment will include a waiver of subrogation in favor of the Owner. If uninsured, the Enrolled Parties will release the Owner for loss or damage to their tools and equipment.

Additional Insureds: Each policy required (except Workers’ Compensation) will name as additional insured the Owner, the Owner’s representatives, their respective parent companies, their subsidiaries, related and affiliated companies of each and the officers, directors, agents, employees and assigns of each. General Liability coverage maintained by Contractor and all Subcontractors shall contain an additional insured endorsement pursuant to Section 16.3 of the

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Agreement. Products and Completed Operations coverage shall be maintained for five (5) years after Substantial Completion.

Waiver Of Subrogation: The Enrolled Parities and their respective insurers providing the required coverage as indicated in Workers’ Compensation and Commercial General Liability, Umbrella/Excess Liability or any required coverages, will waive all rights of subrogation against the Owner, its Affiliates, and their agents, officials, and employees.

Each Enrolled Party will pay all insurance premiums for such insurance, including any charges for required waivers of subrogation or the endorsement of additional insureds.

Primary And Non-Contributory: Liability and Workers’ Compensation Insurance coverage for Work AWAY FROM THE SITE required of the Enrolled Parties is primary and non-contributory.

Certificates of Insurance: The Enrolled Parties and Excluded Parties will provide certificates of insurance to Owner as evidence that policies specified in this section providing the required coverage, conditions, and limits are in full force and effect.

Notice of Cancellation: All insurance policies and certificates of insurance will include a requirement providing for thirty (30) days prior written notice to Owner of any cancellation or reduction of coverage. If any such notice is given, Owner will have the right to require that a substitute policy be obtained prior to said cancellation with appropriate evidence thereof at the discretion of Owner. The Enrolled Parties and Excluded Parties will immediately notify Owner and will cease operations on the occurrence of any such cancellation or reduction and will not resume operations until the required insurance is in force and new certificates of insurance have been filed with Owner.

Insurance Requirements of Excluded Parties

Excluded Parties performing Work will obtain and maintain, and will require each of their excluded Subcontractors to obtain and maintain, the insurance coverage specified in Article 16 of the Agreement, unless such coverage is waived by Contractor consistent with its practices. Should Contractor waive such insurance requirements of any Subcontractor, Contractor assumes the responsibility for any loss to Owner which would have been covered by such required insurance coverages had the Subcontractor maintained such required coverages.

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EXHIBIT V
Limited Agency Agreement

THIS LIMITED AGENCY AGREEMENT (“Agreement”), dated as of __________, is entered into by and between SOUTH CAROLINA PUBLIC SERVICE AUTHORITY (“Principal”), a public power system owned by the State of South Carolina, and SOUTH CAROLINA ELECTRIC & GAS COMPANY (“Agent”), a corporation duly organized under the laws of the State of South Carolina, (Principal and Agent may be referred to individually as a “Party” and collectively as the “Parties”).

WHEREAS, Principal and Agent wish to collaborate jointly in the financing, design, construction, operation, and decommissioning of a new advanced design light water nuclear-powered electric generating facility (the “Project”);

WHEREAS, in connection with the Project, the Parties intend to enter into a Permanent Design and Construction Agreement and a Permanent Operating and Decommissioning Agreement that shall set forth the terms and conditions that shall govern the Parties’ participation in the Project; and

WHEREAS, until such time as the Permanent Design and Construction Agreement and Permanent Operating and Decommissioning Agreement are negotiated, executed and delivered by the Parties, the rights and obligations of the Parties to each other in connection with the Project shall be governed by that certain Bridge Agreement between Principal and Agent, dated October 30, 2006, and as further amended from time to time (the “Bridge Agreement”);

WHEREAS, Sections 6.1 and 8.3 of the Bridge Agreement contemplate that the Parties may enter into one or more limited agency agreements in connection with certain Project-related third party agreements, including but not limited to the Engineering, Procurement and Construction Agreement (the “EPC Contract”) for up to two AP1000 nuclear power plant with Westinghouse Electric Company LLC and Stone & Webster, Inc. (collectively, “Westinghouse”), attached hereto as Exhibit A; and

WHEREAS, Principal and Agent desire to enter into such a limited agency agreement and Principal wishes to appoint Agent to act as agent on Principal’s behalf in connection with the negotiation, execution and performance of the EPC Contract, subject to certain limitations set forth herein, and Agent is willing to accept such limited agency appointment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.    Limited Agency Appointment. Pursuant to the terms of this Agreement and subject to the limitations set forth in Paragraph 2 of this Agreement, Principal hereby appoints and grants a limited agency authorization to Agent, and Agent hereby accepts such limited agency appointment and agrees to act on behalf of the Principal, with regard to the negotiation, execution and performance of the EPC Contract.

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2.     Limitations on Agency Appointment    . Agent’s authorization to act on behalf of Principal with respect to the EPC Contract shall be limited to the negotiation, execution and performance of the obligations of the Owner (as such term is defined in the EPC Contract) and enforcement of the rights of such Owner under the EPC Contract; provided, however, that Agent shall not, without the prior written consent of Principal, which consent may be withheld in Principal’s sole discretion, do or permit to be done any of the following:

	Agency Limitation	EPC Contract Section Reference
(a)	Agree upon a definitive contract price	N/A
(b)	Execute the EPC Contract	N/A
(c)	Issue a Full Notice to Proceed	3.2(b)
(d)	Terminate Second Unit	3.3(b)
(e)	With respect to any Major Subcontract under Section 3.7, Agent shall not (i) participate in any claim, action or proceeding; (ii) cure any default; (iii) consent to termination, assignment or modification; or (iv) assume or enter into any Major Subcontract in the event of Contractor’s bankruptcy or insolvency	3.7
(f)	Substantial Completion	8.2
(g)	Approve payment of Final Payment	8.3
(h)	Approve substitute form of security or lower bond amount for Stone & Webster and/or Westinghouse	8.6(b) and 8.6(c)
(i)
Agree to any Change Order that increases the overall costs incurred under the EPC Contract by $1M or more, or along with all prior Change Orders issued under the EPC extends the Project Schedule for 3 months or more beyond the Substantial Completion Date.

		9.2, 9.4
(j)	Suspend the EPC Contract for Owner’s Convenience	22.1
(k)	Terminate the EPC Contract for Cause	22.2
(l)	Elect to take over the Project upon Owner’s Termination for Cause	22.2(c)

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(m)	Terminate the EPC Contract for Owner’s Convenience	22.3
(n)	Terminate for failure to obtain regulatory approvals	22.4
(o)	File a Claim, initiate the dispute resolution process, or initiate or defend a lawsuit involving a third party in connection with the EPC Contract	27
(p)	Consent to entry of any judgment or award in a disputed matter in connection with the EPC Contract or enter into any settlement or compromise of a dispute in connection with the EPC Contract	N/A
(q)	Consent to an assignment of the EPC Contract	29
(r)	Materially amend, modify or supplement the EPC Contract	31

3.    Term and Termination.
(a)    This Agreement shall remain in full force and effect beginning on the first date specified above and continuing thereafter until February 1, 2019, unless renewed by the Parties in writing on a year-to-year basis no less than thirty (30) days prior to the expiration of the initial term or any subsequent renewal term, or upon the occurrence of one of the following: (i) the Project begins commercial operations; (ii) the Principal or Agent terminate their participation in the Project, with or without cause; provided, however, that each Party must provide to the other Party written notice at least sixty (60) days prior to any such abandonment of the Project and, in the event that the Project is abandoned by one Party but not the other, the abandoning Party shall use commercially reasonable efforts to facilitate the transfer of its obligations hereunder to the other Party or to any other entity designated or appointed by the other Party to assume the abandoning Party’s obligations hereunder; or (iii) by written mutual agreement of the Parties.

(b)    The rights and obligations of the Parties for indemnification for acts or omissions occurring prior to the termination shall survive any termination of this Agreement.

(c)    Agent’s obligations under any third party agreements entered into prior to the termination of this Agreement would survive such termination and remain binding on Agent.

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4.    Representations and Warranties. Each Party represents and warrants to the other Party that, as of the date first stated above:

(a)    It is duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its organization and is qualified to do business in all jurisdictions necessary to perform this Agreement;

(b)    It has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary corporate and/or other actions to authorize such execution, delivery and performance;

(c)    Its execution and delivery and performance of its obligations under this Agreement do not violate or conflict with: (i) any laws applicable to it; (ii) any provision of its charter or by-laws or comparable constituent documents Agreement; (iii) any order or judgment of any court of governmental authority applicable to it or any of its assets; or (iv) any contractual restriction binding on or affecting it or any of its assets;

(d)    This Agreement has been duly executed and delivered by the Party and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(e)    Except as otherwise permitted herein, it has neither initiated nor received written notice of any pending action, proceeding, or investigation, nor to its knowledge is any such action, proceeding, or investigation threatened (or any basis therefore known to it), which questions the validity of this Agreement, or which would materially or adversely affect its rights or obligations under this Agreement.

5.    Expenses and Audit Rights. Expenses of the Parties and audits rights in connection with this Agreement (including without limitation, funding required under the EPC Contract) shall be handled in accordance with Article V of the Bridge Agreement.

6.    Access to Information; Reporting Obligations.
(a)    No less frequently than monthly (or more frequently as circumstances reasonably warrant), Agent, to the best of its knowledge, shall inform Principal of the status of the Project, including but not limited to any activities or decisions that the Agent has made or expects to make with regard to the EPC Contract. Further, as provided in Section 4.2(a) of the Bridge Agreement, Agent and Principal shall hold periodic meetings with (1) the Executive Steering Committee at the request of either member of the Executive Steering Committee and (2) other Project employees and contractors as either Party deems appropriate or at the request of either member of the Executive Steering Committee.

(b)    Agent will make available to Principal all documentation related to the Project, which can be done by providing original documents, providing copies of documents or allowing

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Principal’s representatives to review the relevant files and business records as kept in the ordinary course of business at the Agent’s offices or with another representative of the Agent. Agent shall also make its personnel available to Principal for consultation.

(c)     Principal shall provide Agent access to information in its possession reasonably necessary for Agent to perform its obligations under this Agreement; provided, however, that Principal may restrict access to information to the extent that it is subject to third party confidentiality restrictions and Principal has been unsuccessful in having such restrictions waived.

7.    Indemnity.
(a)    Agent agrees to indemnify, defend and hold harmless the Principal, its affiliates and any of their members, officers, directors and employees, agents and representatives against and in respect of all claims, liabilities, obligations, judgments, liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, damages, expenses, fees, costs and amounts paid in settlement (including reasonable attorneys’ fees, expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action), arising out of any claim, complaint, demand, cause of action, action, suit or other proceeding asserted or initiated or otherwise existing in respect of any matter (collectively, the “Losses”) arising out of Agent’s activities undertaken on behalf of Principal under this Agreement; provided that Principal shall be liable, and shall not be indemnified by Agent, for any Losses directly resulting from the untruth, inaccuracy or incompleteness of any representation or warranty made expressly by Principal in this Agreement, and Principal shall indemnify Agent, its affiliates and any of their officers, directors and employees, agents and representatives, for Losses that result from any such breach by Principal.

(b)    Principal agrees to indemnify, defend and hold harmless the Agent, its affiliates and any of their members, officers, directors and employees, agents and representatives against and in respect of all claims, liabilities, obligations, judgments, liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, damages, expenses, fees, costs and amounts paid in settlement (including reasonable attorneys’ fees, expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action), arising out of any claim, complaint, demand, cause of action, action, suit or other proceeding asserted or initiated or otherwise existing in respect of any matter (collectively, the “Losses”) arising out of Principal’s activities under this Agreement; provided that Agent shall be liable, and shall not be indemnified by Principal, for any Losses directly resulting from the untruth, inaccuracy or incompleteness of any representation or warranty made expressly by Agent in this Agreement, and Agent shall indemnify Principal, its affiliates and any of their officers, directors and employees, agents and representatives, for Losses that result from any such breach by Agent.

8.    Specific Performance    . Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement

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and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

9.    Waivers. No waiver by either Principal or Agent of the performance of any obligation under this Agreement, or with respect to any default or any other matter arising in connection with this Agreement, shall be deemed a waiver with respect to any subsequent performance, default or matter, whether of a like or different character.

10.    Notices. Any notice, demand or request relative to this Agreement to be given to any of the Principal, or the Agent shall be in writing, and shall be delivered by U. S. mail, facsimile or hand delivery to the authorized representative of the Principal or Agent at the address specified below, or a successor designated in any notice given pursuant to this paragraph.

If to the Agent:

South Carolina Electric & Gas Company
Attention: President
Mail Code 190
Columbia, SC 29218
Facsimile: (803) 217-9336

If to the Principal:
South Carolina Public Service Authority
Attention: President and Chief Executive Officer
One Riverwood Drive
Moncks Corner, SC 29461
Facsimile: (843) 761-7037

11.    Miscellaneous.
(a)    Entire Agreement. This Agreement embodies the entire understanding and agreement among the Parties pertaining to the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements with respect thereto.

(b)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same document.

(c)     Assignment. No party to this Agreement shall assign any of its rights or obligations under this Agreement without first receiving the written consent of all other parties, which consent shall not be unreasonably withheld.
(d)    No Third Party Beneficiaries. This Agreement is binding upon and intended solely for the benefit of the parties hereto and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits to any third party (other than successors and permitted assigns) not a signatory hereto.

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(e)    Amendment. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by each of the parties hereto.

(f)    Headings. The headings in this Agreement are for convenience of reference only and shall not be defined or limit the terms hereof.

(g)    Governing Law. This Agreement and all questions with respect to the rights and obligations of the Parties and the construction, enforcement and interpretation hereof shall be governed by the laws of the State of South Carolina, without reference to the choice of law principles that require application of the laws of a different jurisdiction.
(h)    Jurisdiction. Any dispute arising from this Agreement shall be subject to the jurisdiction of the courts in South Carolina.

(i)    Severability. Any provision of this Agreement this prohibited or unenforceable in any jurisdiction, as to that jurisdiction, shall be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

(j)    Good Faith Covenant. The Parties agree that their actions and dealings with each other shall be subject to an express covenant of good faith and fair dealing and that each Party shall act in a commercially reasonable manner in fulfilling its obligations under this Agreement.

(k)    Confidentiality. The Parties acknowledge and agree that this Agreement is subject to the Confidentiality Agreement between the Parties dated as of June 8, 2006.

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IN WITNESS WHEREOF, the Parties hereto, each acting through its respective duly authorized representative, have executed this Agreement, made as of the date first above written.

SOUTH CAROLINA PUBLIC SERVICE AUTHORITY
_____________________________________________
By:
Title:

SOUTH CAROLINA ELECTRIC & GAS COMPANY
_____________________________________________
By:
Title:

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EXHIBIT W
Extended Equipment Warranty Special Terms

Each Extended Equipment Warranty Period will have a term no greater than ten (10) years after the date on which the Standard Equipment Warranty Period expires.
All other terms of any such Extended Equipment Warranty will be stated in this Exhibit. Contractor shall provide information as to the duration of such warranties, the price for such extended warranties and any special terms applicable to such extended warranties (each, an "Extended Equipment Warranty") once identified by the Subcontractor for the Equipment. Owner shall have the right to exercise its option for any such Extended Equipment Warranty within the time period specified for the exercise of the option by the Equipment vendor.

The Equipment that warrants an option for an Extended Warranty from the Subcontractors is identified below:

1.	Steam generators

2.	Reactor vessel heads

3.	Reactor cooling pumps

4.	Pressurizers

5.	Main turbines

6.	Main turbine generators

7.	Main step-up transformers